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OCERA THERAPEUTICS, INC. FINANCIAL STATEMENTS Years Ended December 31, 2012 and 2011, and the Period From December 20, 2004 (Inception) to December 31, 2012
TRANZYME, INC. AMENDMENT NO. 1 TO ANNUAL REPORT ON FORM 10-K/A TABLE OF CONTENTS
TRANZYME, INC. ANNUAL REPORT ON FORM 10-K TABLE OF CONTENTS
PART III.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TRANZYME, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common Stock, par value $0.00001 per share, of Tranzyme, Inc. (the "Tranzyme common stock")
	(2)	Aggregate number of securities to which transaction applies: 79,134,644 shares of Tranzyme common stock to be issued or issuable upon the exercise of stock options.
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The maximum aggregate value was determined based upon the product of 79,135,000 shares of Tranzyme common stock multiplied by $0.54 per share. In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying the sum calculated in the preceding sentence by 0.0001364.
	(4)	Proposed maximum aggregate value of transaction: $42,732,708
	(5)	Total fee paid: $5,829
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

To the Stockholders of Tranzyme, Inc.:

        You are cordially invited to attend the special meeting of the stockholders of Tranzyme, Inc., a Delaware corporation, which we refer to as Tranzyme, which will be held at     •    , local time, on    •    , 2013, at the    •    , unless postponed or adjourned to a later date. This is an important special meeting that affects your investment in Tranzyme.

        On April 23, 2013, Tranzyme and Ocera Therapeutics, Inc., or Ocera, entered into an agreement and plan of merger and reorganization, which we refer to as the merger agreement, pursuant to which a wholly owned subsidiary of Tranzyme will merge with and into Ocera with Ocera surviving as a wholly owned subsidiary of Tranzyme. Immediately following the effective time of the merger, Ocera's stockholders will own approximately 72.6%, and Tranzyme's current stockholders will own approximately 27.4%, of Tranzyme's common stock, after giving effect to shares issuable pursuant to Ocera's and Tranzyme's outstanding options and warrants. In addition, immediately following the effective time of the merger, existing investors of Ocera will acquire approximately $20.0 million in shares of Tranzyme's common stock in a private placement at a price per share equal to the volume weighted average closing price for Tranzyme's common stock for the 10 trading days ending the day prior to the closing of the merger, which we refer to as the PIPE investment. The funding of the PIPE investment is conditioned on the closing of the merger.

        After completion of the merger, Tranzyme will be renamed "Ocera Therapeutics, Inc." and expects to trade under the symbol "OCRX" on the NASDAQ Global Market. Following the merger, Tranzyme will appoint new directors and executive officers, including officers and directors designated by Ocera, and the headquarters of Tranzyme will be located in San Diego, California, at Ocera's current headquarters.

        Tranzyme is holding a special meeting of its stockholders in order to obtain the stockholder approvals necessary to complete the merger. At the special meeting, Tranzyme will ask its stockholders to approve the issuance of Tranzyme's common stock pursuant to the merger agreement, approve the issuance of approximately $20.0 million in shares of Tranzyme's common stock to existing investors of Ocera in the PIPE investment, approve amendments to Tranzyme's certificate of incorporation to effect a reverse stock split of Tranzyme's common stock, referred to as the reverse stock split, and approve an amendment to Tranzyme's certificate of incorporation to change the name of Tranzyme to "Ocera Therapeutics, Inc." Upon the effectiveness of the amendments to Tranzyme's certificate of incorporation effecting the reverse stock split, the outstanding shares of Tranzyme's common stock will be reclassified and combined into a lesser number of shares to be determined by Tranzyme's board of directors prior to the effective time of such amendments and public announcement by Tranzyme.

        After careful consideration, Tranzyme's board of directors has approved the merger agreement and the proposals referred to above, and has determined that they are advisable, fair and in the best interests of Tranzyme's stockholders. Accordingly, Tranzyme's board of directors unanimously recommends that stockholders vote FOR the issuance of Tranzyme's common stock pursuant to the merger agreement, FOR the issuance of Tranzyme's common stock to existing investors of Ocera in the PIPE investment, FOR the amendments to Tranzyme's certificate of incorporation to effect the reverse stock split and related matters, FOR the amendment to Tranzyme's certificate of incorporation to change the name of Tranzyme to "Ocera Therapeutics, Inc." and "FOR" the adjournment of the special meeting if necessary to solicit additional proxies if there are not sufficient votes to approve the issuance of Tranzyme's common stock pursuant to the merger agreement at the time of the special meeting.

        More information about Tranzyme, Ocera and the proposed transactions are contained in the accompanying proxy statement. Tranzyme urges you to read the proxy statement carefully and in its entirety. IN PARTICULAR, YOU SHOULD CAREFULLY CONSIDER THE MATTERS DISCUSSED UNDER "RISK FACTORS" BEGINNING ON PAGE 12.

        Your vote is important. Whether or not you expect to attend the special meeting in person, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage paid envelope to ensure that your shares will be represented and voted at the special meeting.

        Tranzyme is excited about the opportunities the merger brings to its stockholders, and we thank you for your consideration and continued support.

Yours sincerely,

Vipin K. Garg, Ph.D. President and Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the merger described in this proxy statement or the Tranzyme's common stock to be issued in connection with the merger or determined if this proxy statement is accurate or adequate. Any representation to the contrary is a criminal offense.

This proxy statement is dated    •    , 2013, and is first being mailed to stockholders on or
about    •    , 2013.

5001 SOUTH MIAMI BOULEVARD, SUITE 300 DURHAM, NORTH CAROLINA 27703

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON    •    , 2013

To the Stockholders of Tranzyme, Inc.:

        A special meeting of stockholders of Tranzyme, Inc. will be held at    •    , local time, on    •    , 2013, at the    •    , to consider and act upon the following matters:

  1.
  To approve the issuance of Tranzyme's common stock pursuant to the Agreement and Plan of Merger and Reorganization, dated as of April 23, 2013, by and among Tranzyme, Terrapin Acquisition, Inc., a wholly owned subsidiary of Tranzyme, and Ocera Therapeutics, Inc., or Ocera.

  2.
  To approve the issuance of approximately $20.0 million in shares of Tranzyme's common stock to existing investors in Ocera in a private investment in public equity, or PIPE, transaction pursuant to a securities purchase agreement dated as of April 23, 2013, by and among Tranzyme and the investors named therein.

  3.
  To approve amendments to Tranzyme's certificate of incorporation to effect a reverse stock split of Tranzyme's common stock and related matters.

  4.
  To approve an amendment to Tranzyme's certificate of incorporation to change the name of Tranzyme to "Ocera Therapeutics, Inc."

  5.
  To consider and vote upon an adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1, 2, 3 and 4.

        Stockholders also will consider and act on any other matters as may properly come before the special meeting or any adjournment or postponement thereof, including any procedural matters incident to the conduct of the special meeting.

        Tranzyme's common stock is the only type of security entitled to vote at the special meeting. The board of directors has fixed    •    , 2013 as the record date for the determination of stockholders entitled to notice of, and to vote at, the special meeting and any adjournment or postponement thereof. Only holders of record of shares of Tranzyme's common stock at the close of business on the record date are entitled to notice of, and to vote at, the special meeting. At the close of business on the record date, Tranzyme had     •    shares of common stock outstanding and entitled to vote at the special meeting. Each holder of record of shares of common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the special meeting.

        Your vote is important. The affirmative vote of the holders of a majority of the shares of Tranzyme's common stock present in person or represented by proxy and voting on such matter at the special meeting is required for approval of Proposal 1, Proposal 2 and Proposal 5 above. The affirmative vote of holders of a majority of the outstanding shares of Tranzyme's common stock as of the record date for the special meeting is required for approval of Proposal 3 and Proposal 4 above.

        Whether or not you plan to attend the special meeting in person, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage paid envelope to ensure that your shares will be represented and voted at the special meeting. If you date, sign and return your proxy card without indicating how you wish to vote, your proxy will be counted as a vote in favor of Proposals 1 through 5. If you fail either to return your proxy card or to vote in person at the special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote against Proposal 3 and Proposal 4. If you attend the special meeting, you may, upon your written request, withdraw your proxy and vote in person.

By Order of the Board of Directors of Tranzyme, Inc.

Vipin K. Garg, Ph.D. President and Chief Executive Officer

    •    , 2013
Durham, North Carolina

TRANZYME'S BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT EACH OF THE PROPOSALS OUTLINED ABOVE IS ADVISABLE, FAIR AND IN THE BEST INTERESTS OF TRANZYME AND ITS STOCKHOLDERS AND HAS UNANIMOUSLY APPROVED EACH SUCH PROPOSAL. TRANZYME'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT TRANZYME'S STOCKHOLDERS VOTE "FOR" EACH SUCH PROPOSAL.

REFERENCES TO ADDITIONAL INFORMATION

        This proxy statement under Section 14(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the rules thereunder, contains a notice of meeting with respect to the special meeting of stockholders at which Tranzyme's stockholders will consider and vote on the proposals to approve the issuance of Tranzyme's common stock issuable to the holders of Ocera's common stock pursuant to the merger agreement described in this proxy statement, issuance of Tranzyme's common stock to the existing stockholders of Ocera in a private placement described in this proxy statement, amendments to Tranzyme's certificate of incorporation to effect a reverse stock split of Tranzyme's common stock and related matters and an amendment to Tranzyme's certificate of incorporation to change the name of Tranzyme to "Ocera Therapeutics, Inc."

        This proxy statement and notice of meeting incorporates important business and financial information about Tranzyme that is not included in or delivered with this proxy statement. This information is available to you without charge upon your written or oral request. You can obtain these documents, which are incorporated by reference in this proxy statement, by requesting them in writing or by telephone at the following address and telephone number:

TRANZYME, INC.
 Rhonda L. Stanley
Principal Financial and Accounting Officer
5001 South Miami Boulevard, Suite 300
Durham, North Carolina 27703
Tel: (919) 474-0020

IF YOU WOULD LIKE TO REQUEST DOCUMENTS, PLEASE DO SO BY    •    , 2013 IN ORDER TO RECEIVE THEM BEFORE THE SPECIAL MEETING.

        See "Where You Can Find More Information" beginning on page 129.

NOTE REGARDING TRADEMARKS

        Tranzyme®, Tranzyme Pharma® and MATCH™ are trademarks or servicemarks of Tranzyme, Inc.

        The other trademarks, trade names and service marks appearing in this proxy statement are the property of their respective holders.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

        Except as specifically indicated, the following information and all other information contained in this proxy statement does not give effect to the reverse stock split described in Proposal 3.

        The following section provides answers to frequently asked questions about the special meeting of stockholders and the merger. This section, however, only provides summary information. These questions and answers may not address all issues that may be important to you as a stockholder. For a more complete response to these questions and for additional information, please refer to the cross-referenced pages below. You should carefully read this entire proxy statement, including each of the annexes.

Q:
What is the merger?

A:
Tranzyme and Ocera have entered into an Agreement and Plan of Merger and Reorganization, dated as of April 23, 2013, or the merger agreement, that contains the terms and conditions of the proposed business combination of Tranzyme and Ocera. Under the merger agreement, Terrapin Acquisition, Inc., a wholly owned subsidiary of Tranzyme, or the acquisition subsidiary, will merge with and into Ocera, with Ocera surviving as a wholly owned subsidiary of Tranzyme. This transaction is referred to as the merger. Had the merger been consummated on April 23, 2013, Tranzyme would have issued to Ocera's stockholders, and would have assumed Ocera options and warrants that represented, an aggregate of approximately 79.1 million shares of Tranzyme's common stock, subject to adjustment as a result of a reverse stock split of Tranzyme's common stock that would have occurred in connection with the merger. Immediately following the effective time of the merger, Ocera's stockholders will own approximately 72.6%, and Tranzyme's current stockholders will own approximately 27.4%, of Tranzyme's common stock, after giving effect to shares issuable pursuant to Ocera's and Tranzyme's outstanding options and warrants.

  For a more complete description of the merger, please see the section entitled "The Merger Agreement" beginning on page 62 of this proxy statement.

Q:
What will happen to Tranzyme if, for any reason, the merger with Ocera does not close?

A:
Tranzyme has invested significant time and incurred, and expects to continue to incur, significant expenses related to the proposed merger with Ocera. In the event the merger does not close, Tranzyme will have a limited ability to continue its current operations without obtaining additional financing. Although Tranzyme's board of directors may elect to, among other things, attempt to complete another strategic transaction if the merger with Ocera does not close, Tranzyme's board of directors may instead divest all or a portion of Tranzyme's business or take steps necessary to liquidate or dissolve Tranzyme's business and assets if a viable alternative strategic transaction is not available.

Q:
Why is Tranzyme proposing to merge with Ocera?

A:
Tranzyme's board of directors considered a number of factors that supported its decision to approve the merger agreement. In the course of its deliberations, Tranzyme's board of directors also considered a variety of risks and other countervailing factors related to entering into the merger agreement.

  For a more complete discussion of Tranzyme's reasons for the merger, please see the section entitled "The Merger—Tranzyme's Reasons for the Merger" beginning on page 41 of this proxy statement.

Q:
What is required to consummate the merger?

A:
To consummate the merger, Tranzyme's stockholders must approve (1) the issuance of shares of Tranzyme's common stock in the merger, which requires the affirmative vote of the holders of a majority of the shares of Tranzyme's common stock present in person or represented by proxy and voting on such matter at the special meeting and (2) the amendment to Tranzyme's certificate of incorporation to change the name of Tranzyme to "Ocera Therapeutics, Inc.", which requires the affirmative vote of the holders of a majority of the outstanding shares of Tranzyme's common stock as of the record date for the special meeting. In addition, Ocera's stockholders must adopt the merger agreement, which requires the affirmative vote of holders of a majority of the outstanding shares of Ocera's common stock. On April 23, 2013, by the requisite vote, the stockholders of Ocera adopted the merger agreement pursuant to written consents in lieu of a meeting. In addition to obtaining stockholder approval, each of the other closing conditions set forth in the merger agreement must be satisfied or waived.

  For a more complete description of the closing conditions under the merger agreement, please see the section entitled "The Merger Agreement—Conditions to the Completion of the Merger" beginning on page 65 of this proxy statement.

Q:
Are there any federal or state regulatory requirements that must be complied with or federal or state regulatory approvals or clearances that must be obtained in connection with the merger?

A:
Neither Tranzyme nor Ocera is required to make any filings or to obtain any approvals or clearances from any antitrust regulatory authorities in the United States or other countries to consummate the merger. In the United States, Tranzyme must comply with applicable federal and state securities laws and NASDAQ rules and regulations in connection with the issuance of shares of Tranzyme's common stock in the merger, including the filing with the SEC of this proxy statement. Prior to consummation of the merger, Tranzyme intends to file an initial listing application with the NASDAQ Global Market pursuant to NASDAQ's "reverse merger" rules and to effect the initial listing of Tranzyme's common stock issuable in connection with the merger or upon exercise of Ocera's outstanding stock options or warrants.

Q:
What will Ocera's stockholders receive in the merger?

A:
The shares of Tranzyme's common stock issued or issuable to Ocera's stockholders in connection with the merger are expected to represent approximately 72.6%, and shares of Tranzyme's common stock held by Tranzyme's current stockholders are expected to represent approximately 27.4%, of Tranzyme's common stock, after giving effect to shares issuable pursuant to Ocera's and Tranzyme's outstanding options and warrants. At the effective time of the merger, each share of Ocera's common stock will be converted into and exchanged for the right to receive a number of shares of Tranzyme's common stock equal to the exchange ratio calculated in accordance with the merger agreement. The exact exchange ratio per share of Ocera's common stock will be based in part on the number of Ocera's and Tranzyme's common stock outstanding or issuable pursuant to outstanding options and warrants immediately prior to the effective time of the merger and will not be calculated until that time.

  For a more complete discussion of the exchange ratio at the effective time of the merger, please see the section entitled "The Merger Agreement—Merger Consideration" beginning on page 62 of this proxy statement.

Q:
Who will be the directors of Tranzyme following the merger?

A:
At and immediately after the effective time of the merger, the initial directors to serve on the board of directors of Tranzyme shall be Jean-Paul Castaigne, M.D., Lars G. Ekman, M.D., Ph.D.,

v

  Linda S. Grais, M.D., Nina Kjellson, Michael F. Powell, Ph.D., Franck S. Rousseau, M.D., Pratik Shah, Ph.D., Anne M. VanLent and Eckard Weber, M.D. until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal.

Q:
Who will be the executive officers of Tranzyme following the merger?

A:
Promptly following the effective time of the merger, the executive management team of the combined company is expected to include the following individuals:

Name	Position with the Combined Company	Current Position
Linda S. Grais, M.D.	Chief Executive Officer	President and Chief Executive Officer of Ocera
Dana S. McGowan	Chief Financial Officer	Chief Financial Officer and Secretary of Ocera
Franck S. Rousseau, M.D.	Chief Medical and Development Officer	Chief Medical Officer of Tranzyme
David S. Moore	Chief Business Officer	Chief Business Officer of Tranzyme
Q:
What are the material federal income tax consequences of the merger to me?

A:
The merger has been structured to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, or the Code, and it is a closing condition to the merger that Tranzyme and Ocera receive opinions of their respective counsel regarding such qualification. There will be no U.S. federal income tax consequences to Tranzyme's stockholders as a result of the merger.

  Tax matters are very complicated, and the tax consequences of the merger to a particular stockholder will depend in part on such stockholder's circumstances. Accordingly, you are urged to consult your own tax advisor for a full understanding of the tax consequences of the merger to you, including the applicability and effect of federal, state, local and foreign income and other tax laws.

  For a more complete description of the tax consequences of the merger, please see the section entitled "The Merger—Material U.S. Federal Income Tax Consequences of the Merger" beginning on page 60 of this proxy statement.

Q:
Why is Tranzyme seeking stockholder approval to issue shares of common stock to existing stockholders of Ocera in the private investment?

A:
Because our common stock is listed on the NASDAQ Global Market, we are subject to NASDAQ Listing Rules. Rule 5635 of NASDAQ Listing Rules requires stockholder approval if a listed company issues common stock or securities convertible into or exercisable for common stock in a private placement equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

  In the case of the PIPE transaction, Tranzyme will be issuing approximately $20.0 million in shares of its common stock, which will represent greater than 20% of its voting stock. The per share purchase price is equal to the volume weighted average closing price for Tranzyme's common stock for the 10 trading days ending the day prior to the closing of the merger, which price could be a discount to the market value of our common stock as reported on the NASDAQ Global Market. Accordingly, Tranzyme is seeking stockholder of approval of this issuance under NASDAQ Listing Rules.

Q:
What is the reverse stock split and why is it necessary?

A:
Immediately prior to the effective time of the merger, the outstanding shares of Tranzyme's common stock will be reclassified and combined into a lesser number of shares to be determined by Tranzyme's board of directors prior to the effective time and publicly announced by Tranzyme. Pursuant to the merger agreement, Tranzyme agreed to use its commercially reasonable efforts to maintain its existing listing on the NASDAQ Global Market (or else, the NASDAQ Capital Market) and to cause the shares of Tranzyme common stock being issued in the merger to be approved for listing on the NASDAQ Global Market (or else, the NASDAQ Capital Market) at or prior to the effective time of the merger. Since the merger constitutes a "reverse merger" under applicable marketplace rules established by NASDAQ, the combined company is required to comply with the initial listing standards of the applicable NASDAQ market to continue to be listed on such market following the merger. The NASDAQ Global Market's initial listing standards require a company to have, among other things, a $4.00 per share minimum bid price and the NASDAQ Capital Market's initial listing standards require a company to have, among other things, a $4.00 per share minimum bid price. Because the current price of Tranzyme common stock is less than the required minimum bid prices, the reverse stock split is necessary to obtain approval of the listing of the combined company and the shares of Tranzyme common stock being issued in the merger on either market.

Q:
Why am I receiving this proxy statement?

A:
You are receiving this proxy statement because you have been identified as a stockholder of Tranzyme as of the record date, and thus you are entitled to vote at Tranzyme's special meeting. This document serves as a proxy statement used to solicit proxies for the special meeting. This document contains important information about the merger and the special meeting of Tranzyme, and you should read it carefully.

Q:
How does Tranzyme's board of directors recommend that Tranzyme's stockholders vote?

A:
After careful consideration, Tranzyme's board of directors unanimously recommends that Tranzyme's stockholders vote:

•
FOR Proposal 1 to approve the issuance of Tranzyme's common stock pursuant to the merger agreement;

•
FOR Proposal 2 to approve the issuance of Tranzyme's common stock pursuant to the securities purchase agreement in connection with the PIPE transaction;

•
FOR Proposal 3 to approve amendments to Tranzyme's certificate of incorporation to effect the reverse stock split and related matters;

•
FOR Proposal 4 to approve an amendment to Tranzyme's certificate of incorporation to change the name of Tranzyme to "Ocera Therapeutics, Inc."; and

•
FOR Proposal 5 to approve an adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1, 2, 3 and 4.

Q:
What risks should Tranzyme's stockholders consider in deciding whether to vote in favor of the share issuance, reverse stock split and name change?

A:
Tranzyme's stockholders should carefully read the section of this proxy statement entitled "Risk Factors" beginning on page 12, which sets forth certain risks and uncertainties related to the merger and reverse stock split, risks and uncertainties to which the combined company's business will be subject, risks and uncertainties to which Tranzyme, as an independent company, is subject and risks and uncertainties to which Ocera, as an independent company, is subject.

Q:
When do you expect the merger to be consummated?

A:
Tranzyme and Ocera anticipate that the consummation of the merger will occur in the third quarter of 2013 as promptly as practicable after the special meeting and following satisfaction or waiver of all closing conditions. However, the exact timing of the consummation of the merger is not yet known. For a more complete description of the closing conditions under the merger agreement, please see the section entitled "The Merger Agreement—Conditions to the Completion of the Merger" beginning on page 65 of this proxy statement.

Q:
How will the merger affect stock options and warrants to acquire Ocera common stock?

A:
Upon the effectiveness of the merger, each outstanding option to purchase Ocera's common stock, whether vested or unvested, and all warrants to purchase Ocera's common stock or preferred stock will be assumed by Tranzyme and become options and warrants to purchase Tranzyme's common stock.

Q:
How will the reverse stock split and the merger affect stock options and warrants to acquire Tranzyme's common stock and Tranzyme's stock option plans?

A:
As of the effective time of the reverse stock split, Tranzyme will adjust and proportionately decrease the number of shares of Tranzyme's common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants to acquire Tranzyme's common stock. All stock options and warrants to acquire shares of Tranzyme's common stock that are outstanding immediately prior to the effective time of the merger will remain outstanding following the effective time of the merger. In addition, as of the effective time of the reverse stock split, Tranzyme will adjust and proportionately decrease the total number of shares of Tranzyme's common stock that may be the subject of future grants under Tranzyme's stock option plans.

Q:
What do I need to do now?

A:
You are urged to read this proxy statement carefully, including each of the annexes, and to consider how the merger affects you. If your shares are registered directly in your name, you may complete, date and sign the enclosed proxy card and mail return it in the enclosed postage-paid envelope. Alternatively, you can deliver your completed proxy card in person or vote by completing a ballot in person at the special meeting.

Q:
What happens if I do not return a proxy card or otherwise provide proxy instructions?

A:
The failure to return your proxy card or otherwise provide proxy instructions will have the same effect as voting against Proposal 3 and Proposal 4, and your shares will not be counted for purposes of determining whether a quorum is present at the special meeting.

Q:
May I vote in person?

A:
If you are a stockholder of Tranzyme and your shares of Tranzyme's common stock are registered directly in your name with Tranzyme's transfer agent, you are considered, with respect to those shares, the stockholder of record, and the proxy materials and proxy card are being sent directly to you by Tranzyme. If you are a Tranzyme stockholder of record, you may attend the special meeting to be held on    •    , 2013 and vote your shares in person, rather than signing and returning your proxy.

  If your shares of Tranzyme's common stock are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in "street name," and the proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the special meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the special meeting unless you obtain a proxy from your broker issued in your name giving you the right to vote the shares at the special meeting.

Q:
If my Tranzyme shares are held in "street name" by my broker, will my broker vote my shares for me?

A:
Broker non-votes occur when a beneficial owner of shares held in "street name" does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed "non-routine." Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be "routine," but not with respect to "non-routine" matters. Your broker will not be able to vote your shares of Tranzyme's common stock without specific instructions from you. You should instruct your broker to vote your shares, following the procedure provided by your broker.

Q:
May I change my vote after I have submitted a proxy or provided proxy instructions?

A:
Any Tranzyme stockholder of record voting by proxy, other than those Tranzyme's stockholders who have executed a voting agreement and irrevocable proxy, has the right to revoke the proxy at any time before the polls close at the special meeting by sending a written notice stating that it would like to revoke its proxy to the Secretary of Tranzyme, by providing a duly executed proxy card bearing a later date than the proxy being revoked or by attending the special meeting and voting in person. Attendance alone at the special meeting will not revoke a proxy. If a stockholder of Tranzyme has instructed a broker to vote its shares of Tranzyme's common stock that are held in "street name," the stockholder must follow directions received from its broker to change those instructions.

Q:
Should Ocera's and Tranzyme's stockholders send in their stock certificates now?

A:
No. After the merger is consummated, Ocera's stockholders will receive written instructions from the exchange agent for exchanging their certificates representing shares of Ocera capital stock for certificates representing shares of Tranzyme's common stock. Ocera's stockholders will also receive a cash payment for any fractional shares.

  In addition, Tranzyme's stockholders will receive written instructions, as applicable, from Tranzyme's transfer agent for exchanging their certificates representing shares of Tranzyme's common stock for new certificates giving effect to the reverse stock split. Tranzyme's stockholders will also receive a cash payment for any fractional shares.

Q:
Am I entitled to appraisal rights?

A:
Tranzyme's stockholders are not entitled to appraisal rights in connection with the merger or any of the proposals to be voted on at the special meeting.

Q:
Have Ocera's stockholders agreed to adopt the merger agreement?

A:
Yes. On April 23, 2013, Ocera's stockholders adopted the merger agreement and approved the merger and related transactions by written consents in lieu of a meeting.

  In addition, in connection with the execution of the merger agreement, holders of approximately 32.5% of the shares of Ocera's outstanding common stock on an as-converted basis have entered into agreements with Tranzyme and Ocera that provide, among other things, that the stockholders shall vote in favor of the adoption of the merger agreement and grant to Tranzyme an irrevocable proxy to vote all of such stockholders' shares of Ocera's common stock in favor of adoption of the merger agreement and against any proposal made in opposition to, or in any competition with, the merger.

Q:
Have any of Tranzyme's stockholders agreed to vote in favor of the issuance of the shares in the merger?

A:
Yes. In connection with the execution of the merger agreement, holders of approximately 11.1% of Tranzyme's outstanding common stock have entered into agreements with Ocera and Tranzyme that provide, among other things, that the stockholders will vote in favor of the issuance of shares of Tranzyme's common stock in the merger and grant to Ocera an irrevocable proxy to vote all of such stockholders' shares of Tranzyme's common stock in favor of the approval of the issuance of the shares of Tranzyme's common stock in the merger and against any proposal made in opposition to, or in competition with, the issuance of shares of Tranzyme's common stock in the merger.

Q:
Has Tranzyme or Ocera entered into any agreements with Ocera's and Tranzyme's stockholders restricting the transfer of shares of their common stock?

A:
Yes. The agreements that Tranzyme and Ocera entered into with Tranzyme's and Ocera's stockholders described above place restrictions on the transfer of the shares of Tranzyme and Ocera shares held by the respective signatory stockholders.

Q:
Who is paying for this proxy solicitation?

A:
Tranzyme will bear the cost of soliciting proxies, including the printing, mailing and filing of this proxy statement, the proxy card and any additional information furnished to Tranzyme's stockholders. Tranzyme has engaged    •    , a proxy solicitation firm, to solicit proxies from Tranzyme's stockholders. Arrangements will also be made with banks, brokers, nominees, custodians and fiduciaries who are record holders of Tranzyme's common stock for the forwarding of solicitation materials to the beneficial owners of Tranzyme's common stock. Tranzyme will reimburse these banks, brokers, nominees, custodians and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials.

Q:
Who can provide me with additional information and help answer my questions?

A:
If you would like additional copies, without charge, of this proxy statement or if you have questions about the merger and the other proposals being considered at the special meeting, including the procedures for voting your shares, you should contact    •    , Tranzyme's proxy solicitor, by telephone at     •    or by email at    •    .

x

SUMMARY

        This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To better understand the merger and the other proposals being considered at the special meeting, you should read this entire proxy statement carefully, including the materials attached as annexes, as well as other documents referred to or incorporated by reference herein. See "Where You Can Find More Information" beginning on page 129 of this proxy statement. Page references are included in parentheses to direct you to a more detailed description of the topics presented in this summary.

The Companies

Tranzyme, Inc.
5001 South Miami Boulevard, Suite 300
Durham, North Carolina 27703
(919) 474-0020

        Tranzyme is a biopharmaceutical company focused on discovering, developing and commercializing novel, mechanism-based therapeutics. All of Tranzyme's drug discovery activities are based on its proprietary small molecule macrocyclic template chemistry (MATCH™) technology, which has also been successfully used to generate drug candidates in partnership with other pharmaceutical companies. MATCH enables the rapid construct of synthetic libraries of drug-like, macrocyclic compounds in a predictable and efficient manner. By leveraging MATCH, Tranzyme is committed to pursuing first-in-class medicines to address areas of significant unmet medical need and continues to pursue funded drug discovery partnerships.

Ocera Therapeutics, Inc.
12651 High Bluff Drive, Suite 230
San Diego, California 92130
(858) 436-3900

        Ocera is a clinical stage biopharmaceutical company focused on the development and commercialization of novel therapeutics for patients with acute and chronic liver disease, an area of high unmet medical need. Ocera's lead program, OCR-002, is an ammonia scavenger designed to treat hyperammonemia (elevated ammonia in the blood) and associated hepatic encephalopathy, a complication of patients with liver cirrhosis. In addition to OCR-002, Ocera has developed Zysa™ (AST-120), a spherical carbon adsorbent, for the treatment of irritable bowel syndrome.

Summary of the Merger

        Upon the terms and subject to the conditions of the merger agreement, Terrapin Acquisition, Inc., or the acquisition subsidiary, a Delaware corporation and wholly-owned subsidiary of Tranzyme formed by Tranzyme in connection with the merger, will merge with and into Ocera. The merger agreement provides that upon the consummation of the merger the separate existence of acquisition subsidiary shall cease. Ocera will continue as the surviving corporation and will be a wholly-owned subsidiary of Tranzyme. Immediately following the effective time of the merger, Ocera's stockholders will own approximately 72.6%, and Tranzyme's current stockholders will own approximately 27.4%, of Tranzyme's common stock, after giving effect to shares issuable pursuant to Ocera's and Tranzyme's outstanding options and warrants.

Reasons for the Merger (see page 34)

        The board of directors of Tranzyme considered various reasons for the merger, as described herein.

 Opinion of Tranzyme's Financial Advisor (see page 41)

        In connection with the merger, Tranzyme's board of directors received an opinion, dated April 23, 2013, from Tranzyme's financial advisor, Stifel, Nicolaus & Company, Incorporated, or Stifel, that, as of the date of the opinion and subject to and based on the assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications contained in such opinion, the exchange ratio provided for in the merger was fair to the stockholders of Tranzyme, from a financial point of view.

Overview of the Merger Agreement

  Merger Consideration (see page 62)

        At the effective time of the merger:

  •
  any shares of Ocera common stock or preferred stock held as treasury stock or held or owned by Ocera or any of its subsidiaries or acquisition subsidiary shall be cancelled and cease to exist and no consideration shall be delivered in exchange therefor; and

  •
  each share of Ocera common stock shall be converted solely into the right to receive a number of shares of Tranzyme common stock equal to the "exchange ratio" (as defined in the merger agreement).

        No fractional shares of Tranzyme common stock will be issuable pursuant to the merger to Ocera stockholders. Instead, each Ocera stockholder who would otherwise be entitled to receive a fraction of a share of Tranzyme common stock, after aggregating all fractional shares of Tranzyme common stock issuable to such stockholder, will be entitled to receive in cash payment determined in accordance with the merger agreement.

  Stock Options and Warrants (see page 64)

        Each outstanding option to purchase Ocera common stock and warrant to purchase Ocera common stock or Ocera preferred stock unexercised prior to the effective time of the merger will be assumed by Tranzyme in accordance with its terms. Accordingly, from and after the effective time of the merger each option or warrant assumed by Tranzyme may be exercised solely for shares of Tranzyme common stock. In addition, all outstanding options to purchase shares of Tranzyme common stock will immediately vest upon the effective time of the merger.

  Conditions to Completion of the Merger (see page 65)

        Consummation of the merger is subject to a number of conditions (subject to certain exceptions in the merger agreement), including, among others, the following:

  •
  there must not have been issued any order preventing, challenging or seeking to restrain or prohibit the consummation of the merger, and no law, statute, rule, regulation, ruling or decree shall be in effect which has the effect of making the consummation of the merger illegal;

  •
  obtaining requisite Ocera and Tranzyme stockholder approvals;

  •
  all representations and warranties in the merger agreement must be true and correct, except in each case where the failure of to be true and correct has not had, and would not reasonably be expected to have, a material adverse effect on the party making the representations and warranties; and

  •
  receipt of all required consents, performance or compliance with in all material respects all covenants and obligations on or before the closing of the merger and delivery of certain certificates and other documents required under the merger agreement for the closing of the merger.

        In addition, the obligation of Tranzyme and the acquisition subsidiary to complete the merger is further subject to the satisfaction or waiver of the following conditions:

  •
  Tranzyme must have received the opinion of Skadden, Arps, Slate Meagher & Flom LLP, dated as of the closing date of the merger, to the effect that, on the basis of the facts, representations and assumptions set forth or referred to in such opinion, the merger will for U.S. federal income tax purposes constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended; and

  •
  there shall have been no effect, change, event, circumstance, or development that is or could reasonably be expected to be materially adverse to, or has or could reasonably be expected to have or result in a material adverse effect on the business condition (financial or otherwise), capitalization, assets, operations, financial performance or prospects of Ocera and its subsidiaries taken as a whole, or the ability of Ocera to consummate the merger or any of the other transactions contemplated by the merger agreement or to perform any of its covenants or obligations under the merger agreement in all material respects, each referred to as a material adverse effect as it relates to Ocera.

        In addition, the obligation of Ocera to complete the merger is further subject to the satisfaction or waiver of the following conditions:

  •
  Tranzyme must have caused the board of directors of the combined company to be constituted as specified in the merger agreement;

  •
  Ocera must have received the opinion of Reed Smith LLP, dated as of the closing date of the merger, to the effect that, on the basis of the facts, representations and assumptions set forth or referred to in such opinion, the merger will for U.S. federal income tax purposes constitute a reorganization within the meaning of Section 368(a) of the Code; and

  •
  there shall have been no effect, change, event, circumstance, or development that is or could reasonably be expected to be materially adverse to, or has or could reasonably be expected to have or result in a material adverse effect on the business condition (financial or otherwise), capitalization, assets, operations, financial performance or prospects of Tranzyme and its subsidiaries taken as a whole, or the ability of Tranzyme to consummate the merger or any of the other transactions contemplated by the merger agreement or to perform any of its covenants or obligations under the merger agreement in all material respects, each referred to as a material adverse effect as it relates to Tranzyme.

  No Solicitation (see page 68)

        Each of Ocera and Tranzyme agreed that, subject to specified exceptions in the merger agreement, Ocera and Tranzyme shall not, nor shall either of them authorize or permit any of their subsidiaries or their respective subsidiaries' subsidiaries or any of their or their subsidiaries' respective officers, directors, investment bankers, attorneys, accountants or other advisors or representatives to, directly or indirectly:

  •
  solicit, initiate, encourage, induce or knowingly facilitate the communication, making, submission or announcement of, any "acquisition proposal" (as defined in the merger agreement) or inquiry, indication of interest or request for information that could reasonably be expected to lead to an acquisition proposal;

  •
  furnish to any person any information with respect to it in connection with or in response to an acquisition proposal, indication of interest or request for information;

  •
  engage in discussions or negotiations with respect to any acquisition proposal, indication of interest or request for information;

  •
  approve, endorse or recommend an acquisition proposal; or

  •
  execute or enter into any letter of intent or similar document or any contract contemplating or otherwise relating to an "acquisition transaction" (as defined in the merger agreement).

  Termination of the Merger Agreement (see page 74)

        Either Tranzyme or Ocera can terminate the merger agreement under specified circumstances, which would prevent the merger from being consummated.

  Termination Fees (see page 75)

        The merger agreement provides for the payment of a termination fee of $500,000 by each of Tranzyme and Ocera to the other party upon termination of the merger agreement under specified circumstances.

Stockholder Agreements (see page 73)

        Concurrently with the execution of the Merger Agreement, certain Tranzyme stockholders, owning in the aggregate approximately 11.1% of Tranzyme's outstanding common stock, and certain Ocera stockholders, owning in the aggregate approximately 32.5% of Ocera's outstanding capital stock (on an as-converted to Ocera common stock basis), entered into voting agreements with Tranzyme and Ocera. The voting agreements provide, among other things, that the parties to the voting agreements will vote the shares of Tranzyme and Ocera held by them in favor of the transactions contemplated by the Merger Agreement, and grants a proxy to vote such shares in favor of the transactions. In addition, the voting agreements place restrictions on the transfer of the shares of Tranzyme and Ocera shares held by the respective signatory stockholders.

        In addition, pursuant to the conditions of the merger agreement, holders of the number of shares of Ocera stock required to approve the merger have already approved the merger via written consent.

Management Following the Merger (see page 70)

        Promptly following the effective time of the merger, the executive management team of the combined company is expected to include the following individuals:

Name	Position with the Combined Company	Current Position
Linda S. Grais, M.D.	Chief Executive Officer	President and Chief Executive Officer of Ocera
Dana S. McGowan	Chief Financial Officer	Chief Financial Officer and Secretary of Ocera
Franck S. Rousseau, M.D.	Chief Medical and Development Officer	Chief Medical Officer of Tranzyme
David S. Moore	Chief Business Officer	Chief Business Officer of Tranzyme

The Board of Directors Following the Merger (see page 70)

        After the effective time of the merger, the combined company will initially have a nine member board of directors, comprised of Jean-Paul Castaigne, M.D., Lars G. Ekman, M.D., Ph.D., Linda S.

Grais, M.D., Nina Kjellson, Michael F. Powell, Ph.D., Franck S. Rousseau, M.D., Pratik Shah, Ph.D., Anne M. VanLent and Eckard Weber, M.D.

Interests of Tranzyme's Directors and Executive Officers (see page 52)

        In considering the recommendation of Tranzyme's board of directors with respect to issuing shares of Tranzyme's common stock pursuant to the merger agreement and the other matters to be acted upon by Tranzyme's stockholders at the special meeting, Tranzyme's stockholders should be aware that members of the board of directors and executive officers of Tranzyme have interests in the merger that may be different from, or in addition to, interests they may have as Tranzyme's stockholders.

        As of May 1, 2013, all directors and executive officers of Tranzyme, together with their affiliates, beneficially owned approximately 15.39% of the shares of Tranzyme's common stock. The affirmative vote of the holders of a majority of the shares of Tranzyme's common stock present in person or represented by proxy and voting on such matter at the special meeting is required for approval of Proposal 1, Proposal 2 and Proposal 5. The affirmative vote of holders of a majority of the outstanding shares of Tranzyme's common stock as of the record date for the special meeting is required for approval of Proposal 3 and Proposal 4.

        As of May 1, 2013, Thomas, McNerney & Partners and its affiliates beneficially owned approximately 11.04% of the shares of Tranzyme's common stock, prior to the merger, and approximately 26.2% of the shares of Ocera's capital stock, prior to the merger. Alex Zisson is a member of the board of directors of Tranzyme and is a partner at Thomas, McNerney & Partners. Pratik Shah is a member of the board of directors of Ocera and is a partner at Thomas, McNerney & Partners. As further discussed under the heading "Background of the Merger", Tranzyme's board of directors created a special committee of directors to review and evaluate strategic alternatives for Tranzyme, and Mr. Zisson was not a member of that committee.

Interests of Ocera's Directors and Executive Officers (see page 57)

        Tranzyme's stockholders also should be aware that members of the board of directors and executive officers of Ocera have interests in the merger that may be different from, or in addition to, interests they may have as Ocera stockholders

Material U.S. Federal Income Tax Consequences of the Merger (see page 60)

        Assuming that the merger will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and subject to the qualifications and assumptions described in this proxy statement neither Tranzyme nor its stockholders will not recognize any gain or loss for federal income tax purposes as a result of the merger. Therefore, there will be no material U.S. federal income tax consequences of the merger for Tranzyme stockholders

Risk Factors (see page 12)

        The merger, including the possibility that the merger may not be consummated, poses a number of risks to Tranzyme and its stockholders. In addition, both Tranzyme and Ocera are subject to various risks associated with their businesses and their industries, and the combined business will also be subject to those and other risks.

Regulatory Approvals (see page 64)

        Neither Tranzyme nor Ocera is required to make any filings or to obtain approvals or clearances from any antitrust regulatory authorities in the United States or other countries to consummate the merger. In the United States, Tranzyme must comply with applicable federal and state securities laws and NASDAQ rules and regulations in connection with the issuance of shares of Tranzyme's common stock in the merger and the PIPE financing, including the filing with the SEC of this proxy statement.

Anticipated Accounting Treatment (see page 61)

        The merger will be treated by Tranzyme as a reverse merger under the purchase method of accounting in accordance with U.S. generally accepted accounting principles, or GAAP. For accounting purposes, Ocera is considered to be acquiring Tranzyme in this transaction.

Appraisal Rights (see page 65)

        Tranzyme's stockholders are not entitled to appraisal rights in connection with the merger.

Comparison of Stockholder Rights

        Both Tranzyme and Ocera are incorporated under the laws of the State of Delaware and, accordingly, the rights of the stockholders of each are currently, and will continue to be, governed by the Delaware General Corporation Law. If the merger is completed, Ocera's stockholders will become stockholders of Tranzyme, and their rights will be governed by the Delaware General Corporation Law, the certificate of incorporation of Tranzyme and the bylaws of Tranzyme. The rights of Tranzyme's stockholders contained in the certificate of incorporation and bylaws of Tranzyme will not materially change following the merger.

SELECTED HISTORICAL AND PRO FORMA COMBINED FINANCIAL DATA

        The following tables present summary historical financial data for each of Tranzyme and Ocera, summary unaudited pro forma condensed combined financial data for Tranzyme and Ocera, and comparative historical and unaudited pro forma per share data for Tranzyme and Ocera.

Selected Historical Consolidated Financial Data of Tranzyme

        The following selected financial data have been derived from Tranzyme's audited consolidated financial statements and should be read in conjunction with "Tranzyme's Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements and notes thereto appearing in Tranzyme's Annual Report on Form 10-K for the year ended December 31, 2012, which is included as Annex B to this proxy statement, and its Registration Statement on Form S-1, as amended (File No. 333-170749).

	Year Ended December 31,
	2012	2011	2010	2009	2008
	(in thousands, except share and per share data)
Statement of Comprehensive Income Data:
Revenue:
Licensing and royalty revenue	$5,247	$6,940	$6,094	$617	$357
Research revenue	3,200	3,227	2,444	111	—

Total revenue	8,447	10,167	8,538	728	357
Operating expenses:
Research and development	20,980	24,884	10,081	7,336	19,057
General and administrative	6,561	6,028	3,872	3,377	3,323

Total operating expenses	27,541	30,912	13,953	10,713	22,380

Operating loss	(19,094)	(20,745)	(5,415)	(9,985)	(22,023)
Interest expense, net	(2,377)	(1,589)	(1,493)	(1,503)	(279)
Other income (expense), net	(1,373)	126	(392)	314	486

Net loss	$(22,844)	$(22,208)	$(7,300)	$(11,174)	$(21,816)

Net loss per share—basic and diluted	$(0.90)	$(1.22)	$(52.08)	$(79.70)	$(155.62)

Shares used to compute net loss per share—basic and diluted	25,465,978	18,140,863	140,192	140,192	140,192

Comprehensive loss	$(22,826)	$(22,223)	$(6,871)	$(11,685)	$(22,536)

	As of December 31,
	2012	2011	2010	2009	2008
	(in thousands)
Balance Sheet Data:
Cash and cash equivalents	$15,319	40,930	$17,373	$14,373	$7,590
Working capital (deficit)	13,469	34,208	8,156	(9,361)	(1,103)
Total assets	17,528	44,711	21,594	16,050	9,459
Notes payable	—	10,972	12,805	5,242	6,261
Convertible stockholder notes payable	—	—	—	15,807	5,086
Accumulated deficit	(129,474)	(106,630)	(84,422)	(77,122)	(65,948)
Total stockholders' equity (deficit)	14,274	24,482	(5,939)	(17,441)	(6,124)

Selected Historical Consolidated Financial Data of Ocera

        The following selected financial data have been derived from Ocera's audited financial statements and should be read in conjunction with "Ocera's Management's Discussion and Analysis of Financial

Condition and Results of Operations" and the financial statements and notes thereto appearing elsewhere in this proxy statement.

	Year Ended December 31,
	2012	2011	2010	2009	2008
	(in thousands, except share and per share data)
Statement of Comprehensive Loss Data:
Operating expenses:
Research and development	$1,642	$3,045	$7,999	$10,867	$7,954
General and administrative	1,739	1,985	2,487	2,293	2,220

Total operating expenses	3,381	5,030	10,486	13,160	10,174

Operating loss	(3,381)	(5,030)	(10,486)	(13,160)	(10,174)
Other income (expense), net	(227)	303	803	112	439

Net loss and comprehensive loss	$(3,608)	$(4,727)	$(9,683)	$(13,048)	$(9,735)

Net loss per share—basic and diluted	$(0.69)	$(0.90)	$(1.88)	$(2.64)	$(2.00)

Weighted average number of shares used to compute net loss per share of common stock—basic and diluted	5,234,952	5,234,952	5,155,021	4,933,870	4,868,288

Other comprehensive loss:
Net loss	$(3,608)	$(4,727)	$(9,683)	$(13,048)	$(9,735)
Unrealized gain (loss) on investments	—	—	(5)	(138)	143

Comprehensive loss	$(3,608)	$(4,727)	$(9,688)	$(13,186)	$(9,592)

	As of December 31,
	2012	2011	2010	2009	2008
	(in thousands)
Balance Sheet Data:
Cash, cash equivalents and short-term investments	$2,303	$3,365	$8,378	$18,353	$33,311
Working capital (deficit)	(1,054)	2,192	6,975	16,368	29,304
Total assets	2,410	3,467	8,558	18,772	33,615
Notes payable	—	—	—	—	1,426
Convertible notes payable, net—related parties	2,908	—	—	—	—
Convertible preferred stock	61,743	61,743	61,743	61,743	61,743
Deficit accumulated during the development stage	(63,972)	(60,364)	(55,637)	(45,954)	(32,906)
Total stockholders' equity (deficit)	(62,806)	(59,556)	(55,053)	(45,658)	(32,624)

Selected Unaudited Pro Forma Condensed Combined Financial Data of Tranzyme and Ocera

        The following summary unaudited pro forma condensed combined financial data is intended to show how the merger might have affected historical financial statements if the merger had been completed on January 1, 2012 for the purposes of the statements of operations and as of December 31, 2012 for the purposes of the balance sheet, and was prepared based on the historical financial results reported by Tranzyme and Ocera. The following should be read in conjunction with the section entitled "Unaudited Pro Forma Condensed Combined Financial Information" beginning on page 105, the audited and unaudited historical financial statements of Tranzyme and Ocera and the notes thereto beginning on pages F-1 and F-2, respectively, the sections entitled "Tranzyme's Management's Discussion and Analysis of Financial Condition and Results of Operations" beginning on page 89 and "Ocera's Management's Discussion and Analysis of Financial Condition and Results of Operations" beginning on page 89, and the other information contained in this proxy statement. The following information does not give effect to the proposed reverse stock split of Tranzyme common stock described in Proposal No. 3.

        The merger will be accounted for as a reverse acquisition under the acquisition method of accounting. Under the acquisition method of accounting, Ocera will be treated as the accounting acquirer and Tranzyme will be treated as the "acquired" company for financial reporting purposes because, immediately upon completion of the merger, the Ocera stockholders prior to the merger will hold a majority of the voting interest of the combined company. In addition, the nine member board of directors of the combined company will include the six current members of the Ocera board of directors and therefore Ocera's current board of directors will possess majority control of the board of directors of the combined company. Members of the current management of Ocera will be responsible for the management of the combined company and the majority of the combined company's activities will be activities related to Ocera's current business.

        The unaudited pro forma condensed combined financial statements were prepared in accordance with the regulations of the Securities and Exchange Commission. The pro forma adjustments reflecting the completion of the merger are based upon the acquisition method of accounting in accordance with GAAP, and upon the assumptions set forth in the notes to the unaudited pro forma condensed combined financial statements.

        The summary unaudited pro forma condensed combined statements of operations for the year ended December 31, 2012 combine the historical statements of operations of Tranzyme and Ocera for their respective twelve months ended December 31, 2012 and gives pro forma effect to the merger as if it had been completed on January 1, 2012.

        The historical financial data has been adjusted to give pro forma effect to events that are (i) directly attributable to the merger, (ii) factually supportable, and (iii) with respect to the statements of operations, expected to have a continuing impact on the combined results. The pro forma adjustments are preliminary and based on management's estimates of the fair value and useful lives of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the acquisition and certain other adjustments.

        The unaudited pro forma condensed combined financial data is presented for illustrative purposes only and is not necessarily indicative of the financial condition or results of operations of future periods or the financial condition or results of operations that actually would have been realized had the entities been combined during the periods presented. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed combined financial statements (see the section entitled "Unaudited Pro Forma Condensed Combined Financial Information" beginning on page 105), the preliminary acquisition-date fair value of the identifiable assets acquired and liabilities assumed reflected in the unaudited pro forma condensed combined financial statements is subject to adjustment and may vary from the actual amounts that will be recorded upon completion of the merger.

For the Year Ended December 31, 2012
(in thousands)
Unaudited Pro Forma Condensed Combined Statements of Operations Data:
Revenues	$8,447
Operating expenses:
Research and development	23,375
General and administrative	8,300
Total operating expenses	31,675
Net loss	(27,205)
Comprehensive loss	(27,187)

 Comparative Historical And Unaudited Pro Forma Per Share Data

        The following table sets forth certain historical, unaudited pro forma condensed combined and pro forma condensed combined equivalent financial information and reflects:

  •
  Tranzyme and Ocera Historical Data:  the historical Tranzyme net loss and book value per share of Tranzyme common stock and the historical Ocera net loss and book value per share of Ocera common stock;

  •
  Combined Company Pro Forma Data:  the unaudited pro forma combined company net loss after giving effect to the merger on a purchase basis as if the merger had been completed on January 1, 2012; and

  •
  Ocera Pro Forma Equivalent Data:  the unaudited pro forma Ocera equivalent share data, including net loss per common share, and book value per share, calculated by multiplying the unaudited pro forma combined company data by the assumed Exchange Ratio of 1.5536.

        The following information does not give effect to the proposed reverse stock split of Tranzyme common stock described in Proposal No. 3. You should read the table below in conjunction with the financial statements of Tranzyme and Ocera beginning on pages F-1 and F-2, respectively, of this proxy statement, and the related notes thereto. You are urged to also read the section entitled "Unaudited Pro Forma Condensed Combined Financial Information" beginning on page 105.

For the Year Ended December 31, 2012
Tranzyme Historical Data
Basic and diluted net loss per common share:	$(0.90)
Ocera Historical Data
Basic and diluted net loss per common share:	$(0.69)
Combined Company Pro Forma Data
Basic and diluted net loss per common share:	$(0.24)
Ocera Pro Forma Equivalent Data*
Basic and diluted net loss per common share:	$(0.17)

*
In comparison, if the Ocera Pro Forma Equivalent Data were calculated by multiplying the unaudited pro forma combined company data by 0.726, which represents the estimated percentage of ownership of the combined company expected to be held by the current Ocera stockholders as of immediately following the completion of the merger calculated on a fully diluted basis (without taking into account any shares of Tranzyme common stock held by Ocera stockholders prior to the completion of the merger), as determined pursuant to the Exchange Ratio, the basic and diluted net loss per common share as of and for the year ended December 31, 2012 would have been $0.17.

MARKET PRICE AND DIVIDEND INFORMATION

        Tranzyme's common stock began trading on the NASDAQ Global Market under the symbol "TZYM" on April 4, 2011. The following table details the high and low sales prices for the common stock as reported by the NASDAQ Global Market for the periods indicated.

	Price Range
	High	Low
Fiscal year ending December 31, 2011
2nd Quarter (beginning April 1, 2011)	$5.70	$3.81
3rd Quarter	$4.81	$2.38
4th Quarter	$3.84	$2.40
Fiscal year ending December 31, 2012
1st Quarter	$5.64	$2.70
2nd Quarter	$3.98	$2.66
3rd Quarter	$5.16	$3.93
4th Quarter	$4.75	$0.54

        Ocera is a private company and its common stock is not publicly traded. There has never been, nor is there expected to be in the future, a public market for Ocera's common stock.

        On April 23, 2013, the last full trading day prior to the public announcement of the proposed merger, the closing price per share of Tranzyme's common stock as reported on the NASDAQ Global Market was $0.52, for an aggregate market value of Tranzyme of approximately $14.4 million. Accordingly, if the merger had been consummated on that day, the value attributable to the shares of Tranzyme's common stock issued to holders of Ocera's common stock and issuable to holders of Ocera's outstanding options and warrants in connection with the merger would have been approximately $41.2 million, based on approximately 79.1 million shares of Tranzyme's common stock issued or issuable to Ocera's stockholders in the merger, multiplied by $0.52.

        On    •    , 2013, the last practicable date before the printing of this proxy statement, the closing price per share of Tranzyme's common stock as reported on the NASDAQ Global Market was $    •    , for an aggregate market value of Tranzyme of approximately $    •    . Accordingly, if the merger had been consummated on that day, the value attributable to the shares of Tranzyme's common stock issued to holders of Ocera's common stock and issuable to holders of Ocera's outstanding options and warrants in connection with the merger would have been approximately $    •    , based on approximately     •     million shares of Tranzyme's common stock issued or issuable to Ocera's stockholders in the merger multiplied by $    •    .

        Because the market price of Tranzyme's common stock is subject to fluctuation, the market value of the shares of Tranzyme's common stock that holders of Ocera's common stock and Ocera's outstanding stock options and warrants will be entitled to receive in the merger may increase or decrease.

        Following the consummation of the merger, and subject to successful application for initial listing with the NASDAQ Global Market, Tranzyme's common stock will continue to be listed on the NASDAQ Global Market, but will trade under the symbol "OCRX" and under the combined company's new name, "Ocera Therapeutics, Inc."

        As of    •    , 2013 Tranzyme had approximately    •    stockholders of record.

        Tranzyme has never declared or paid cash dividends on its capital stock. Tranzyme currently intends to retain earnings, if any, to finance the growth and development of its business, and does not expect to pay any cash dividends to its stockholders in the foreseeable future. Payment of future dividends, if any, will be at the discretion of Tranzyme's board of directors.

RISK FACTORS

        You should consider the following factors in evaluating whether to approve the issuance of shares of Tranzyme common stock in the merger and the PIPE financing and the amendments to Tranzyme's certificate of incorporation to effect a reverse stock split of Tranzyme's common stock. These factors should be considered in conjunction with the other information included or incorporated by reference by Tranzyme in this proxy statement.

 Risks Related to the Merger

         If the proposed merger with Ocera is not consummated, Tranzyme's business could suffer materially and Tranzyme's stock price could decline.

        The consummation of the proposed merger with Ocera is subject to a number of closing conditions, including the approval by Tranzyme's stockholders, approval by NASDAQ of Tranzyme's application for initial listing of Tranzyme's common stock in connection with the merger, and other customary closing conditions. Tranzyme is targeting a closing of the transaction in the third quarter of 2013.

        If the proposed merger is not consummated, Tranzyme may be subject to a number of material risks, and its business and stock price could be adversely affected, as follows:

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  Tranzyme has incurred and expects to continue to incur significant expenses related to the proposed merger with Ocera even if the merger is not consummated.

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  The merger agreement contains covenants relating to Tranzyme's solicitation of competing acquisition proposals and the conduct of Tranzyme's business between the date of signing the merger agreement and the closing of the merger. As a result, significant business decisions and transactions before the closing of the merger require the consent of Ocera. Accordingly, Tranzyme may be unable to pursue business opportunities that would otherwise be in its best interest as a standalone company. If the merger agreement is terminated after Tranzyme has invested significant time and resources in the transaction process, Tranzyme will have a limited ability to continue its current operations without obtaining additional financing to fund its operations.

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  Tranzyme could be obligated to pay Ocera a $500,000 termination fee in connection with the termination of the merger agreement, depending on the reason for the termination.

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  Tranzyme's customers, prospective customers, collaborators and other business partners and investors in general may view the failure to consummate the merger as a poor reflection on its business or prospects.

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  Some of Tranzyme's suppliers, distributors, collaborators and other business partners may seek to change or terminate their relationships with Tranzyme as a result of the proposed merger.

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  As a result of the proposed merger, current and prospective employees could experience uncertainty about their future roles within the combined company. This uncertainty may adversely affect Tranzyme's ability to retain its key employees, who may seek other employment opportunities.

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  Tranzyme's management team may be distracted from day to day operations as a result of the proposed merger.

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  The market price of Tranzyme's common stock may decline to the extent that the current market price reflects a market assumption that the proposed merger will be completed.

        In addition, if the merger agreement is terminated and Tranzyme's board of directors determines to seek another business combination, it may not be able to find a third party willing to provide equivalent or more attractive consideration than the consideration to be provided by each party in the merger. In such circumstances, Tranzyme's board of directors may elect to, among other things, divest all or a portion of Tranzyme's business, or take the steps necessary to liquidate all of Tranzyme's business and assets, and in either such case, the consideration that Tranzyme receives may be less attractive than the consideration to be received by Tranzyme pursuant to the merger agreement.

         Tranzyme's common stock could be delisted from the NASDAQ Global Market if we do not comply with its initial listing standards at the time of the merger and may also be delisted if we do not comply with the continued listing standards.

        Pursuant to the NASDAQ Listing Rules, consummation of the merger requires the combined company to submit an initial listing application and, at the time of the merger, meet all of the criteria applicable to a company initially requesting listing (including a $4.00 per share minimum bid price for our common stock). We intend to apply for listing on the NASDAQ Global Market and are seeking stockholder approval of a reverse stock split in order to satisfy the initial listing criteria. While we intend to obtain listing status for the combined company and maintain the same, no guarantees can be made about our ability to do so. In the event the merger is approved by Tranzyme stockholders but the reverse stock split is not, the merger could still be consummated and shares of Tranzyme common stock would not be listed on a national securities exchange.

        As previously announced, on January 2, 2013, Tranzyme received a letter from the NASDAQ Stock Market notifying them that the minimum bid price per share for its common stock fell below $1.00 for a period of 30 consecutive business days and therefore the company did not meet the minimum bid price requirement set forth in NASDAQ Listing Rule 5450(a)(1). Tranzyme was provided 180 calendar days, or until July 1, 2013, to regain compliance with the minimum bid price requirement. Though Tranzyme can regain compliance if at any time during the 180-day period the closing bid price of its common stock is at least $1.00 for a minimum of 10 consecutive business days, it is unlikely that the company will be able to meet the minimum listing requirements of NASDAQ unless the merger is consummated and Tranzyme would then likely be delisted.

        If Tranzyme's common stock is delisted by NASDAQ, the common stock may be eligible to trade on the OTC Bulletin Board or another over-the-counter market. Any such alternative would likely result in it being more difficult for the company to raise additional capital through the public or private sale of equity securities and for investors to dispose of, or obtain accurate quotations as to the market value of, the common stock. In addition, there can be no assurance that the common stock would be eligible for trading on any such alternative exchange or markets.

         Some of Tranzyme's and Ocera's officers and directors have conflicts of interest that may influence them to support or approve the merger.

        Officers and directors of Tranzyme and Ocera participate in arrangements that provide them with interests in the merger that are different from yours, including, among others, their continued service as an officer or director of the combined company, retention and severance benefits, the acceleration of restricted stock and stock option vesting and continued indemnification. These interests, among others, may influence the officers and directors of Tranzyme and Ocera to support or approve the merger. For a more detailed discussion see "The Merger—Interests of Tranzyme's Directors and Executive Officers in the Merger" and "The Merger—Interests of Ocera's Directors and Executive Officers in the Merger" beginning on pages 52 and 57, respectively, of this proxy statement.

         The merger may be completed even though material adverse changes may result from the announcement of the merger, industry-wide changes and other causes.

        In general, either party can refuse to complete the merger if there is a material adverse change affecting the other party between April 23, 2013, the date of the merger agreement, and the closing. However, some types of changes do not permit either party to refuse to complete the merger, even if such changes would have a material adverse effect on Tranzyme or Ocera, to the extent they resulted from the following and do not have a materially disproportionate effect on Tranzyme or Ocera, as the case may be:

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  changes in general economic, business, financial or market conditions;

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  changes or events affecting the industries or industry sectors in which the parties operate generally;

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  changes in generally accepted accounting principles;

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  changes in laws, rules, regulations, decrees, rulings, ordinances, codes or requirements issued, enacted, adopted or otherwise put into effect by or under the authority of any governmental body;

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  changes caused by the announcement or pendency of the merger;

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  changes caused by any act of war, terrorism, national or international calamity or any other similar event; or

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  with respect to Tranzyme, a decline in Tranzyme's stock price.

        If adverse changes occur but Tranzyme and Ocera must still complete the merger, the combined company's stock price may suffer.

         The market price of the combined company's common stock may decline as a result of the merger.

        The market price of the combined company's common stock may decline as a result of the merger for a number of reasons including if:

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  the combined company does not achieve the perceived benefits of the merger as rapidly or to the extent anticipated by financial or industry analysts;

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  the effect of the merger on the combined company's business and prospects is not consistent with the expectations of financial or industry analysts; or

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  investors react negatively to the effect on the combined company's business and prospects from the merger.

         Tranzyme's stockholders may not realize a benefit from the merger commensurate with the ownership dilution they will experience in connection with the merger.

        If the combined company is unable to realize the strategic and financial benefits currently anticipated from the merger, Tranzyme's stockholders will have experienced substantial dilution of their ownership interest without receiving any commensurate benefit. Significant management attention and resources will be required to integrate the two companies. Delays in this process could adversely affect the combined company's business, financial results, financial condition, and stock price following the merger. Even if the combined company were able to integrate the business operations successfully, there can be no assurance that this integration will result in the realization of the full benefits of synergies, innovation and operational efficiencies that may be possible from this integration and that these benefits will be achieved within a reasonable period of time.

         During the pendency of the merger, Tranzyme may not be able to enter into a business combination with another party because of restrictions in the merger agreement.

        Covenants in the merger agreement impede the ability of Tranzyme or Ocera to make acquisitions or complete other transactions that are not in the ordinary course of business pending completion of the merger. As a result, if the merger is not completed, the parties may be at a disadvantage to their competitors. In addition, while the merger agreement is in effect and subject to limited exceptions, each party is prohibited from soliciting, initiating, encouraging or taking actions designed to facilitate any inquiries or the making of any proposal or offer that could lead to the entering into certain extraordinary transactions with any third party, such as a sale of assets, an acquisition of Tranzyme's common stock, a tender offer for Tranzyme's common stock, a merger or other business combination outside the ordinary course of business. Any such transactions could be favorable to such party's stockholders.

         Because the lack of a public market for the Ocera shares makes it difficult to evaluate the fairness of the merger, Ocera's stockholders may receive consideration in the merger that is greater than or less than the fair market value of the Ocera shares.

        The outstanding capital stock of Ocera is privately held and is not traded in any public market. The lack of a public market makes it extremely difficult to determine the fair market value of Ocera. Since the percentage of Tranzyme's equity to be issued to Ocera's stockholders was determined based on negotiations between the parties, it is possible that the value of the Tranzyme's common stock to be issued in connection with the merger will be greater than the fair market value of Ocera. Alternatively, it is possible that the value of the shares of Tranzyme's common stock to be issued in connection with the merger will be less than the fair market value of Ocera.

        In connection with the merger, the combined company will incur significant transaction costs, as well as significant consolidation and integration expenses that cannot be accurately estimated at this time, either of which may negatively affect the combined company's financial condition and operating results.

        The combined company will incur significant transaction costs as a result of the merger, including investment banking, legal and accounting fees. In addition, the combined company will incur significant consolidation and integration expenses which cannot be accurately estimated at this time. These costs could include the possible relocation of certain operations from North Carolina to other offices of the combined company as well as costs associated with terminating existing office leases and the loss of benefits of certain favorable office leases. Actual transaction costs may substantially exceed our estimates and may have an adverse effect on the combined company's financial condition and operating results.

         Failure of the merger to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code could harm the combined company.

        The parties intend for the merger to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, as amended. For a full description of the tax consequences of the merger, see "The Merger—Material U.S. Federal Income Tax Consequences of the Merger" beginning on page 60 of this proxy statement. To comply with the requirements for a Section 368(a) reorganization, certain structural and other requirements for the transaction must be met; if not satisfied, the companies could be subject to additional and extensive tax liability for consummating a transaction that does not satisfy the Section 368(a) reorganization requirements.

         If any of the events described in "Risks Related to Ocera's Development, Commercialization and Regulatory Approval" or "Risks Related to Ocera's Financial Position and Need for Additional Capital" or "Risks Related to Ocera's Reliance on Third Parties" or "Risks Related to Ocera's Product Liability" or "Risks Related to Ocera's Intellectual Property," those events could cause the potential benefits of the merger not to be realized.

        Following the effective time of the merger, certain of Tranzyme's and Ocera's officers and directors will direct the business and operations of the combined company. Ocera's business is expected to constitute most, if not all, of the business of the combined company following the merger. As a result, the risks described below in the section entitled "Risks Related to Ocera's Development, Commercialization and Regulatory Approval" beginning on page 17 are among the most significant risks to the combined company if the merger is completed. To the extent any of the events in the risks described below in the sections entitled "Risks Related to Ocera's Development, Commercialization and Regulatory Approval" or "Risks Related to Ocera's Financial Position and Need for Additional Capital" or "Risks Related to Ocera's Reliance on Third Parties" or "Risks Related to Ocera's Product Liability" or "Risks Related to Ocera's Intellectual Property" beginning on page 17 occur, those events could cause the potential benefits of the merger not to be realized and the market price of the combined company's common stock to decline.

         Ocera stockholders could exercise appraisal rights in connection with the merger, resulting in preventing or delaying the merger, and causing expense to Ocera.

        Under the DGCL or, if applicable, the California Corporations Code, holders of Ocera capital stock are entitled to appraisal rights in the event they do not vote in favor of the merger and only if they properly exercise their appraisal or dissenters' rights. If a significant number of Ocera stockholders elect to exercise appraisal or dissenters' rights, Ocera could be required to make cash payments to those stockholders which could have a material adverse effect upon the consolidated financial position.

Risks Related to the Reverse Stock Split

         The reverse stock split may not increase our stock price over the long-term.

        The principal purpose of the reverse stock split is to increase the per-share market price of Tranzyme's common stock above the minimum bid price requirement under the NASDAQ Listing Rules so that the listing of the combined company and the shares of Tranzyme common stock being issued in the merger on either NASDAQ Global Market or NASDAQ Capital Market will be approved. It cannot be assured, however, that the reverse stock split will accomplish this objective for any meaningful period of time. While it is expected that the reduction in the number of outstanding shares of common stock will proportionally increase the market price of Tranzyme's common stock, it cannot be assured that the reverse stock split will increase the market price of its common stock by a multiple of the reverse stock split ratio chosen by its board of directors in its sole discretion, or result in any permanent or sustained increase in the market price of Tranzyme's common stock, which is dependent upon many factors, including our business and financial performance, general market conditions, and prospects for future success. Thus, while the stock price of the combined company might meet the continued listing requirements for the NASDAQ Capital Market or the NASDAQ Global Market initially, it cannot be assured that it will continue to do so.

         The reverse stock split may decrease the liquidity of the common stock.

        Although the board of directors believes that the anticipated increase in the market price of Tranzyme's common stock could encourage interest in its common stock and possibly promote greater liquidity for its stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the reverse stock split. The reduction in the number of outstanding shares may lead to reduced trading and a smaller number of market makers for Tranzyme's common stock.

         The reverse stock split may lead to a decrease in our overall market capitalization.

        Should the market price of Tranzyme's common stock decline after the reverse stock split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the reverse stock split. A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share market price does not increase in proportion to the reverse stock split ratio, then the value of the combined company, as measured by its stock capitalization, will be reduced. In some cases, the per-share stock price of companies that have effected reverse stock splits subsequently declined back to pre-reverse split levels, and accordingly, it cannot be assured that the total market value of Tranzyme's common stock will remain the same after the reverse stock split is effected, or that the reverse stock split will not have an adverse effect on Tranzyme's stock price due to the reduced number of shares outstanding after the reverse stock split.

Risks Related to Tranzyme

        For risks related to the business of Tranzyme, please refer to the section entitled "Item 1A. Risk Factors" set forth in Tranzyme's Annual Report on Form 10-K for the year ended December 31, 2012, included as Annex B to this proxy statement, which risk factors are incorporated by reference herein.

Risks Related to Ocera's Development, Commercialization and Regulatory Approval

         Ocera depends substantially on the success of its product candidate, OCR-002, and Ocera may not successfully complete the development of OCR-002, obtain regulatory approval or successfully commercialize it.

        Ocera has invested significant effort and financial resources in the development of OCR-002 for the treatment of hyperammonemia and associated hepatic encephalopathy ("HE") in patients with liver cirrhosis, acute liver failure and acute liver injury. As a result, its business is substantially dependent on its ability to complete the development of, obtain regulatory approval for, and successfully commercialize OCR-002 in a timely manner. The process to develop, obtain regulatory approval for and commercialize OCR-002 is long, complex and costly.

        The FDA has substantial discretion in the approval process and may form an opinion, after review of its data, that the NDA is insufficient to allow approval of OCR-002 for either HE or acute liver failure. The FDA may require that Ocera conduct additional clinical, nonclinical, manufacturing validation or drug product quality studies and submit such data before it will consider or reconsider the NDA. Depending on the extent of these or any other studies, approval of any applications that Ocera submits may be delayed, or may require it to expend more resources than Ocera has available. It is also possible that additional studies, if performed and completed, may not be considered sufficient by the FDA to approve the use of OCR-002 for either HE or acute liver failure. If any of these outcomes occur, Ocera may not receive approval for OCR-002. Even if Ocera obtains FDA approval for OCR-002, the approval might contain significant limitations related to use restrictions for certain age groups, warnings, precautions or contraindications, or may be subject to significant post-marketing studies or risk mitigation requirements. If Ocera is unable to successfully commercialize OCR-002, Ocera may not be able to earn sufficient revenues to continue its business.

         OCR-002's ability to show a statistically significant reduction in West Haven Encephalopathy Criteria highly depends on Ocera's planned phase 2b and phase 3 studies.

        To date, the clinical trials relating to OCR-002 have studied, as a primary endpoint, the ability of OCR-002 to reduce plasma ammonia in the patient population. While Ocera believes that a reduction in patient's plasma ammonia levels is linked to its planned HE endpoint of a reduction in the West Haven Encephalopathy Criteria, which Ocera intends to use in its phase 2b and phase 3 studies, the study results may not bear this out.

         Any safety or efficacy concerns, or delays in enrollment, relating to the two externally sponsored phase 2a studies of OCR-002 may delay or prevent approval of OCR-002.

        There are two externally sponsored phase 2a studies that are ongoing. A study of OCR-002 was initiated in patients with liver cirrhosis and upper GI bleeding. While, in an open label portion of the study, the first cohort of patients demonstrated that the drug is well tolerated and provides rapid and durable ammonia reduction within 36 hours of treatment, there can be no assurance that similar results will be demonstrated in the ongoing double-blind, placebo-controlled portion of the study designed to measure ammonia plasma concentration and improvement in HE symptoms. If the results of this phase 2a study, which are currently planned for 2014, are not positive, Ocera may need to spend additional time evaluating the results and its OCR-002 development plans.

        The National Institutes of Health is funding a second phase 2a study of OCR-002, the Acute Liver Failure Study Group, for the treatment of patients with acute liver injury, as well as those that have progressed to acute liver failure following acetaminophen overdose. Enrollment in this clinical trial is ongoing. In March 2013, the FDA approved less restrictive enrollment inclusion criteria for the study, which Ocera believes will allow for more rapid enrollment of a greater number of patients. However, there can be no assurance that enrollment will occur on a timely basis or that the study will achieve full enrollment. In the event that safety or efficacy concerns are raised by this study, Ocera may no longer be able to pursue an acute liver failure indication for OCR-002.

         The patient populations suffering from both HE and acute liver failure are small. If Ocera is unable to timely enroll its clinical trials or reach the desired enrollment levels, its development program for OCR-002 will likely be delayed.

        Ocera estimates that in the United States, the annual number of hospitalizations due to HE is approximately 150,000 cases, and the annual number of hospitalizations due to acute liver failure is approximately 2,000-3,000 cases. To date, the largest clinical trial studying OCR-002 was approximately 77 patients. Ocera currently plans to enroll substantially greater numbers of patients in its anticipated phase 2b study and, if the phase 2b study is successful, its future phase 3 studies. If the enrollment in these studies is delayed, it will result in delays in its OCR-002 development program and the time to commercialization.

         To obtain regulatory approval to market OCR-002 in additional indications and formulations, additional costly and lengthy clinical studies will be required, and the results are uncertain.

        As part of the regulatory approval process, Ocera will conduct, at its own expense, nonclinical and clinical studies for each indication and formulation that Ocera intends to pursue. Ocera expects the number of nonclinical and clinical studies that the regulatory authorities will require will vary. Generally, the number and size of clinical trials required for approval depends on the nature of the disease and size of the expected patient population that may be treated with a drug. Ocera may need to perform additional nonclinical and clinical studies, which could result in delays in its ability to market OCR-002 for any additional indications, or in additional formulations.

         Serious adverse events or other safety risks could require it to abandon development and preclude or limit approval of OCR-002 to treat HE or acute liver failure.

        Ocera may voluntarily suspend or terminate its clinical trials if at any time Ocera believes that they present an unacceptable risk to participants or if preliminary data demonstrates that the product is unlikely to receive regulatory approval or unlikely to be successfully commercialized. In addition, regulatory agencies, institutional review boards or data safety monitoring boards may at any time order the temporary or permanent discontinuation of its clinical trials or request that Ocera cease using investigators in the clinical trials if they believe that the clinical trials are not being conducted in accordance with applicable regulatory requirements, or that they present an unacceptable safety risk to participants. If Ocera elects or is forced to suspend or terminate a clinical trial of OCR-002 to treat HE or acute liver failure, the commercial prospects for OCR-002 will be harmed and its ability to generate product revenues from OCR-002 may be delayed or eliminated.

         Even though Ocera has received orphan drug designation, Ocera may not receive orphan drug exclusivity for OCR-002.

        As part of its business strategy, Ocera has obtained orphan drug designation in the United States for OCR-002, for the treatment of both HE and acute liver failure. Ocera has also obtained orphan drug designation in the European Union for OCR-002, for the treatment of acute liver failure. In the United States, the company that first obtains FDA approval for a designated orphan drug for the specified rare disease or condition receives orphan drug marketing exclusivity for that drug for a period of seven years. This orphan drug exclusivity prevents the FDA from approving another application, including a full NDA, to market the same drug for the same orphan indication, except in very limited circumstances, including when the FDA concludes that the later drug is safer, more effective or makes a major contribution to patient care. For purposes of small molecule drugs, the FDA defines "same drug" as a drug that contains the same active chemical entity and is intended for the same use as the drug in question. To obtain orphan drug exclusivity for a drug that shares the same active chemical entity as an already orphan designated drug, it must be demonstrated to the FDA that the drug is safer or more effective than the approved orphan designated drug, or that it makes a major contribution to patient care. In addition, a designated orphan drug may not receive orphan drug exclusivity if it is approved for a use that is broader than the indication for which it received orphan designation. In addition, orphan drug exclusive marketing rights in the United States may be lost if the FDA later determines that the request for designation was materially defective or if the manufacturer is unable to assure sufficient quantity of the drug to meet the needs of patients with the rare disease or condition.

        Even if Ocera obtains orphan drug exclusivity for OCR-002, that exclusivity may not effectively protect the product from competition because different drugs can be approved for the same condition.

         Even if the FDA approves OCR-002 in the United States, Ocera may never obtain approval for or commercialize OCR-002 outside of the United States, which would limit its ability to realize its full market potential.

        In order to market OCR-002 outside of the United States, Ocera must comply with regulatory requirements of, and obtain required regulatory approvals in, other countries. Clinical trials conducted in one country may not be accepted by regulatory authorities in other countries, and obtaining regulatory approval in one country does not mean that regulatory approval will be obtained in any other country. Approval processes vary among countries and can involve additional product testing and validation and additional administrative review periods. Seeking foreign regulatory approval could require additional nonclinical studies or clinical trials, which could be costly and time consuming. Regulatory requirements can vary widely from country to country and could delay or prevent the introduction of OCR-002 in those countries. Except for AST-120, Ocera does not have any products approved for sale in any jurisdiction, including international markets, and Ocera does not have experience in obtaining regulatory approval in international markets. If Ocera fails to comply with regulatory requirements in international markets or to obtain and maintain required approvals or if regulatory approvals in international markets are delayed, its target market will be reduced and its ability to realize the full market potential of its products will be harmed.

         If Ocera obtains approval to commercialize OCR-002 outside of the United States, a variety of risks associated with international operations could materially adversely affect its business.

        If OCR-002 is approved outside the United States, Ocera will likely enter into agreements with third parties to commercialize OCR-002 outside the United States. Ocera expects that it will be subject to additional risks related to entering into or maintaining these international business relationships, including:

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  different regulatory requirements for drug approvals in foreign countries;

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  differing United States and foreign drug import and export rules;

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  reduced protection for intellectual property rights in foreign countries;

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  unexpected changes in tariffs, trade barriers and regulatory requirements;

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  different reimbursement systems;

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  economic weakness, including inflation, or political instability in particular foreign economies and markets;

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  compliance with tax, employment, immigration and labor laws for employees living or traveling abroad;

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  foreign taxes, including withholding of payroll taxes;

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  foreign currency fluctuations, which could result in increased operating expenses and reduced revenues, and other obligations incident to doing business in another country;

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  workforce uncertainty in countries where labor unrest is more common than in the United States;

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  production shortages resulting from any events affecting raw material supply or manufacturing capabilities abroad;

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  potential liability resulting from development work conducted by these distributors; and

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  business interruptions resulting from geopolitical actions, including war and terrorism, or natural disasters.

         AST-120 is subject to, and if Ocera obtains regulatory approval of OCR-002, it will continue to be subject to extensive regulatory requirements.

        Even if a drug is FDA-approved, regulatory requirements still impose significant restrictions on a product's indicated uses and marketing and the FDA may impose ongoing requirements for potentially costly post-marketing studies. Furthermore, any new legislation addressing drug safety issues could result in delays or increased costs to assure compliance.

        AST-120 is, and if OCR-002 is approved, OCR-002 will be subject to ongoing regulatory requirements for labeling, packaging, storage, advertising, promotion, sampling, record-keeping and submission of safety and other post-market information, including both federal and state requirements in any jurisdiction in which Ocera or a partner determines to commercialize the product. In addition, manufacturers and manufacturers' facilities are required to comply with extensive FDA requirements, including ensuring that quality control and manufacturing procedures conform to current Good Manufacturing Practices, or cGMP. As such, Ocera and its contract manufacturers are subject to continual review and periodic inspections to assess compliance with cGMP. Accordingly, Ocera and others with whom Ocera works must continue to expend time, money, and effort in all areas of regulatory compliance, including manufacturing, production, and quality control. Ocera will also be required to report certain adverse reactions and production problems, if any, to the FDA and applicable foreign regulatory bodies, and to comply with requirements concerning advertising and promotion for its products. Promotional communications with respect to prescription drugs are subject to a variety of legal and regulatory restrictions and must be consistent with the information in the product's approved label. As such, Ocera may not promote its products for indications or uses for which they do not have FDA or foreign approval, as applicable.

        If a regulatory agency discovers previously unknown problems with a product, such as adverse events of unanticipated severity or frequency, or problems with the facility where the product is manufactured, or disagrees with the promotion, marketing, or labeling of a product, a regulatory agency may impose restrictions on that product, including requiring withdrawal of the product from the market. If Ocera fails to comply with applicable regulatory requirements, a regulatory agency or enforcement authority may:

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  issue warning letters;

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  impose civil or criminal penalties;

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  suspend regulatory approval;

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  suspend any of its ongoing clinical trials;

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  refuse to approve pending applications or supplements to approved applications submitted by it;

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  impose restrictions on its operations, including closing its contract manufacturers' facilities; or

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  seize or detain products or require a product recall.

        Any government investigation of alleged violations of law could require it to expend significant time and resources in response, and could generate negative publicity. Any failure to comply with ongoing regulatory requirements may significantly and adversely affect its ability to commercialize and generate revenues from AST-120 and OCR-002, if approved. If regulatory sanctions are applied or if regulatory approval is withdrawn, the value of its company and its operating results will be adversely affected. Additionally, if Ocera is unable to generate revenues from the sale of AST-120 and OCR-002, if approved, its potential for achieving profitability will be diminished and the capital necessary to fund its operations will be increased.

         Ocera expects to rely upon third-party manufacturers for the commercial supply of OCR-002, if approved. If third-party manufacturers fail to comply with manufacturing regulations, its financial results and financial condition will be adversely affected.

        Ocera does not have its own manufacturing facilities. Furthermore, Ocera does not currently have manufacturing and supply agreements for the commercial supply of OCR-002. Ocera expects to rely upon third-parties for the manufacture and supply of the active pharmaceutical ingredients contained in its products, as well as the preparation of finished products and their packaging. Even if Ocera receives approval for the commercialization of OCR-002, Ocera will not be able to launch such product until Ocera has appropriate commercial and manufacturing arrangements in place.

        Before they can begin commercial manufacture of OCR-002, contract manufacturers must obtain regulatory approval of their manufacturing facilities, processes and quality systems. In addition, pharmaceutical manufacturing facilities are continuously subject to inspection by the FDA and foreign regulatory authorities, before and after product approval. Due to the complexity of the processes used to manufacture pharmaceutical products and product candidates, any potential third-party manufacturer may be unable to continue to pass or initially pass federal, state or international regulatory inspections in a cost effective manner.

        If a third-party manufacturer with whom Ocera contracts is unable to comply with manufacturing regulations, Ocera may be subject to fines, unanticipated compliance expenses, recall or seizure of its products, total or partial suspension of production and/or enforcement actions, including injunctions, and criminal or civil prosecution. These possible sanctions would adversely affect its financial results and financial condition.

         If Ocera's competitors are able to develop and market products that are preferred over OCR-002, if approved, its commercial opportunity for such product candidate will be reduced.

        Ocera faces competition from established pharmaceutical and biotechnology companies, as well as from academic institutions, government agencies and private and public research institutions, which may in the future develop products to treat HE, acute liver failure and irritable bowel syndrome. If Ocera completes development, obtains regulatory approval and commercializes OCR-002 to treat HE in chronic patient population in oral formulation, Ocera will face competition from Salix Pharmaceuticals, Inc., the manufacturer of rifaximin, as well as generic manufacturers of lactulose. Hyperion Therapeutics has announced its intent to develop HPN-100 (Ravicti™), currently approved for the treatment of Urea Cycle Disorder, for the treatment of HE, which Ocera expects to compete with OCR-002, if approved. In addition, researchers are continually learning more about liver disease including HE, and new discoveries may lead to new therapies. As a result, OCR-002 may be rendered less competitive. Other early-stage companies may also prove to be significant competitors, particularly through collaborative arrangements with large and established companies.

        Ocera's commercial opportunity will be reduced if its competitors develop and commercialize products that are safer, more effective, have fewer side effects, are more convenient or are less expensive than OCR-002. Ocera expects that its ability to compete effectively will depend upon, among other things, its ability to:

  •
  successfully and rapidly complete clinical trials and obtain all required regulatory approvals in a timely and cost-effective manner;

  •
  maintain patent protection for OCR-002 and otherwise prevent the introduction of generics of OCR-002;

  •
  attract and retain key personnel;

  •
  build an adequate sales and marketing infrastructure;

  •
  obtain adequate reimbursement from third-party payors; and

  •
  maintain positive relationships with patient advocacy groups.

         The commercial success of AST-120 and OCR-002 will depend upon the degree of market acceptance among physicians, patients, patient advocacy groups, health care payors and the medical community.

        Neither AST-120 nor OCR-002 may gain market acceptance among physicians, patients, patient advocacy groups, health care payors and the medical community. The degree of market acceptance of AST-120 and OCR-002 will depend on a number of factors, including:

  •
  the effectiveness of such products as compared to other products pertaining to their respective indications;

  •
  the prevalence and severity of any side effects;

  •
  the market price and patient out-of-pocket costs of the product relative to other treatment options, including any generics;

  •
  relative convenience and ease of administration;

  •
  willingness by patients to stop using current treatments and adopt a new treatment;

  •
  restriction on healthcare provider prescribing of and patient access to its product due to a Risk Evaluation Mitigation Strategy, or REMS;

  •
  the strength of its marketing and distribution organizations;

  •
  the quality of its relationship with patient advocacy groups; and

  •
  sufficient third-party coverage or reimbursement.

        If Ocera fails to achieve market acceptance of its AST-120 and OCR-002, if approved, its revenue will be more limited and it will be more difficult to achieve profitability.

         If Ocera fails to obtain and sustain an adequate level of reimbursement for its products by third-party payors, sales would be adversely affected.

        There will be no commercially viable market for AST-120 or OCR-002, if approved, without reimbursement from third-party payors. Even if there is a commercially viable market, if the level of reimbursement is below its expectations, its revenue and gross margins will be adversely affected.

        Third-party payors, such as government or private health care insurers, carefully review and increasingly question the coverage of, and challenge the prices charged for, drugs. Reimbursement rates from private health insurance companies vary depending on the company, the insurance plan and other factors. A current trend in the United States health care industry is toward cost containment. Large public and private payors, managed care organizations, group purchasing organizations and similar organizations are exerting increasing influence on decisions regarding the use of, and reimbursement levels for, particular treatments. Such third-party payors, including Medicare, are questioning the coverage of, and challenging the prices charged for, medical products and services, and many third-party payors limit coverage of or reimbursement for newly approved health care products. In particular, third-party payors may limit the covered indications. Cost-control initiatives could decrease the price Ocera might establish for products, which could result in product revenues being lower than anticipated. If the prices for its products decrease or if governmental and other third-party payors do not provide adequate coverage and reimbursement levels, its revenue and prospects for profitability will suffer. Reimbursement systems in international markets vary significantly by country and by region, and reimbursement approvals must be obtained on a country-by-country basis.

        Reimbursement in the European Union must be negotiated on a country-by-country basis and in many countries the product cannot be commercially launched until reimbursement is approved. The negotiation process in some countries can exceed 12 months.

         If Ocera is unable to establish a direct sales force for OCR-002 in the United States, its business may be harmed.

        Ocera currently does not have an established sales organization. If OCR-002 is approved by the FDA for commercial sale, Ocera may market OCR-002 directly to physicians in the United States through its own sales force. Ocera will need to incur significant additional expenses and commit significant additional management resources to establish and train a sales force to market and sell OCR-002. Ocera may not be able to successfully establish these capabilities despite these additional expenditures. Ocera will also have to compete with other pharmaceutical and life sciences companies to recruit, hire, train and retain sales and marketing personnel. In the event Ocera is unable to successfully market and promote OCR-002, its business may be harmed.

         Ocera is evaluating strategic options for AST-120. If Ocera is unable to establish and implement an appropriate plan, Ocera will not receive any revenues and may be required to return the product to the licensor.

        In March 2012, Ocera received a CE Mark for the sale of AST-120 as a medical device for the treatment of diarrhea predominant irritable bowel syndrome (IBS) in the European Market. However, Ocera has not commercialized AST-120 and, as a result, Ocera has not generated any revenue from the sale of AST-120. Ocera is currently evaluating its options for AST-120. As a result, Ocera does not expect any revenues from the sale of AST-120 in the immediate future. If Ocera is unable to determine and implement an appropriate strategic plan for AST-120, Ocera will not receive any revenue in relation to this product. Furthermore, Ocera is required under the terms of its license agreement regarding AST-120 to make commercially reasonable efforts to develop and commercialize the product. If Ocera does not, the license agreement may be terminated and all rights will revert to the licensor.

         If Ocera fails to establish an effective distribution process utilizing specialty pharmacies, its business may be adversely affected.

        Ocera does not currently have the infrastructure necessary for distributing pharmaceutical products to patients. Ocera intends to contract with a third-party logistics company to warehouse these products and distribute them to specialty pharmacies. A specialty pharmacy is a pharmacy that specializes in the dispensing of medications for complex or chronic conditions which require a high level of patient education and ongoing management. This distribution network will require significant coordination with Ocera's sales and marketing and finance organizations. Failure to secure contracts with a logistics company and specialty pharmacies could negatively impact the distribution of its products, and failure to coordinate financial systems could negatively impact its ability to accurately report product revenue. If Ocera is unable to effectively establish and manage the distribution process, the commercial launch and sales of its products will be delayed or severely compromised and its results of operations may be harmed.

        In addition, the use of specialty pharmacies involves certain risks, including, but not limited to, risks that these specialty pharmacies will:

  •
  not provide it with accurate or timely information regarding their inventories, the number of patients who are using its products, or complaints regarding those drugs;

  •
  not effectively sell or support its products;

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  reduce their efforts or discontinue to sell or support its products;

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  not devote the resources necessary to sell its products in the volumes and within the time frames that Ocera expects;

  •
  not comply with any requirements imposed on pharmacies through a REMS;

  •
  be unable to satisfy financial obligations to it or others; or

  •
  cease operations.

        Any such failure may result in decreased product sales and lower product revenue, which would harm its business.

         If Ocera is found in violation of federal or state "fraud and abuse" laws, Ocera may be required to pay a penalty and/or be suspended from participation in federal or state health care programs, which may adversely affect its business, financial condition and results of operation.

        In the United States, Ocera is subject to various federal and state health care "fraud and abuse" laws, including anti-kickback laws, false claims laws and other laws intended to reduce fraud and abuse in federal and state health care programs. The federal Anti-Kickback Statute makes it illegal for any person, including a prescription drug manufacturer (or a party acting on its behalf), to knowingly and willfully solicit, receive, offer or pay any remuneration that is intended to induce the referral of business, including the purchase, order or prescription of a particular drug for which payment may be made under a federal health care program, such as Medicare or Medicaid. Under federal government regulations, some arrangements, known as safe harbors, are deemed not to violate the federal Anti-Kickback Statute. Although Ocera seeks to structure its business arrangements in compliance with all applicable requirements, these laws are broadly written, and it is often difficult to determine precisely how the law will be applied in specific circumstances. Accordingly, it is possible that its practices may be challenged under the federal Anti-Kickback Statute. False claims laws prohibit anyone from knowingly and willfully presenting or causing to be presented for payment to third-party payors, including government payors, claims for reimbursed drugs or services that are false or fraudulent, claims for items or services that Ocera is not provided as claimed, or claims for medically unnecessary items or services. Cases have been brought under false claims laws alleging that off-label promotion of pharmaceutical products or the provision of kickbacks has resulted in the submission of false claims to governmental health care programs. Under the Health Insurance Portability and Accountability Act of 1996, Ocera is prohibited from knowingly and willfully executing a scheme to defraud any health care benefit program, including private payors, or knowingly and willfully falsifying, concealing or covering up a material fact or making any materially false, fictitious or fraudulent statement in connection with the delivery of or payment for health care benefits, items or services. Violations of fraud and abuse laws may be punishable by criminal and/or civil sanctions, including fines and/or exclusion or suspension from federal and state health care programs such as Medicare and Medicaid and debarment from contracting with the U.S. government. In addition, private individuals have the ability to bring actions on behalf of the government under the federal False Claims Act as well as under the false claims laws of several states.

        Many states have adopted laws similar to the federal anti-kickback statute, some of which apply to the referral of patients for health care services reimbursed by any source, not just governmental payors. In addition, California and a few other states have passed laws that require pharmaceutical companies to comply with the April 2003 Office of Inspector General Compliance Program Guidance for Pharmaceutical Manufacturers and/or the Pharmaceutical Research and Manufacturers of America, or PhRMA, Code on Interactions with Healthcare Professionals. In addition, several states impose other marketing restrictions or require pharmaceutical companies to make marketing or price disclosures to the state. There are ambiguities as to what is required to comply with these state requirements and if Ocera fails to comply with an applicable state law requirement Ocera could be subject to penalties.

        Neither the government nor the courts have provided definitive guidance on the application of fraud and abuse laws to its business. Law enforcement authorities are increasingly focused on enforcing these laws, and it is possible that some of its practices may be challenged under these laws. While Ocera believes it has structured its business arrangements to comply with these laws, it is possible that the government could allege violations of, or convict it of violating, these laws. If Ocera is found in violation of one of these laws, Ocera could be required to pay a penalty and could be suspended or excluded from participation in federal or state health care programs, and its business, financial condition and results of operations may be adversely affected.

Risks Related to Ocera's Financial Position and Need for Additional Capital

         Ocera has incurred net losses since inception and anticipates that it will continue to incur net losses for the foreseeable future.

        Ocera is a development stage company and has incurred net losses since its inception. Based on its operating plans, Ocera does not currently have sufficient working capital to fund planned operating expenses through December 31, 2013 without additional sources of cash. However, certain of its investors have committed to approximately $20.0 million in a PIPE financing for the combined company concurrent with the successful completion of the merger with Tranzyme. As of December 31, 2012, Ocera had a deficit accumulated during the development stage of $64.0 million. Ocera recorded net losses of $3.6 million and $4.7 million during the years ended December 31, 2012, and 2011, respectively. Ocera anticipates that a substantial portion of its capital resources and efforts in the foreseeable future will be focused on completing the development and obtaining regulatory approval of OCR-002. As a result, Ocera expects to continue to incur significant and increasing operating losses and negative cash flows for the foreseeable future. These losses have had and will continue to have an adverse effect on stockholders' deficit and working capital.

         Ocera will need to obtain additional financing to fund its operations.

        Ocera will need to obtain additional financing to fund future operations, including the development and commercialization of OCR-002 and the commercialization of AST-120, and to support sales and marketing activities. Ocera would likely need to obtain additional financing to conduct a phase 3 trial of OCR-002 in HE, for pre-clinical and clinical work relating to an oral dose form of OCR-002, and for development of any additional product candidates. Moreover, Ocera's fixed expenses such as rent, license payments, interest expense and other contractual commitments are substantial and are expected to increase in the future.

        Ocera's future funding requirements will depend on many factors, including, but not limited to:

  •
  the initiation, progress, timing, scope and costs of its nonclinical studies and clinical trials, including the ability to timely enroll patients in its planned and potential future clinical trials;

  •
  the time and cost necessary to obtain regulatory approvals;

  •
  the costs of manufacture clinical and commercial supplies of OCR-002;

  •
  payments of milestones and royalties to third parties;

  •
  the time and cost necessary to respond to technological and market developments;

  •
  the costs of filing, prosecuting, defending and enforcing any patent claims and other intellectual property rights; and

  •
  any changes made to, or new developments in, its restated collaboration agreement with UCL Business PLC or Kureha Corporation or any new collaborative, licensing and other commercial relationships that Ocera may establish.

        Ocera has not generated any revenue from the sale of any products and does not know when, or if, it will generate any revenue. Until Ocera can generate a sufficient amount of revenue, it may raise additional funds through collaborations and public or private debt or equity financings. Additional funds may not be available when needed on terms that are acceptable, or at all. To the extent that Ocera raises additional capital through the sale of equity or convertible debt securities, the ownership interest of existing stockholders will be diluted, and the terms may include liquidation or other preferences that adversely affect the rights of existing stockholders. Debt financing, if available, would result in increased fixed payment obligations and may involve agreements that include covenants limiting or restricting its ability to take specific actions such as incurring debt, making capital expenditures or declaring dividends. Ocera may seek to access the public or private capital markets whenever conditions are favorable, even if it does not have an immediate need for additional capital at that time.

        Ocera believes that its current cash and cash equivalents, Tranzyme's current cash and cash equivalents, and approximately $20.0 million to be received upon closing of the private investment in public entity, or PIPE, financing contemporaneous with the merger, will be sufficient to fund operations through the completion of the phase 2b clinical trial of OCR-002, assuming such trial can be completed by the end of 2014. This estimate is based on a number of assumptions that may prove to be wrong, and changing circumstances beyond Ocera's control may cause the consumption of capital more rapidly than currently anticipated. Inability to obtain additional funding when needed could seriously harm the business.

         Ocera's future financial results could be adversely impacted by asset impairments or other charges.

        Applicable accounting standards requires that Ocera tests assets determined to have long lives for impairment on an annual, or on an interim basis if certain events occur or circumstances change that would reduce the fair value of an asset below its carrying value. In addition, long-lived assets with finite lives are tested for impairment whenever events or changes in circumstances indicate that its carrying value may not be recoverable. A significant decrease in the fair value of a long-lived asset, an adverse change in the extent or manner in which a long-lived asset is being used or in its physical condition or an expectation that a long-lived asset will be sold or disposed of significantly before the end of its previously estimated life are among several of the factors that could result in an impairment charge. If the merger with Tranzyme is approved, following the merger, Ocera intends to evaluate the carrying value of the assets of the post-merger company, to determine if the changed events or changes in circumstances indicate that the carrying amounts of such assets may not be recoverable. Such a review could result in an impairment charge, which could have a negative impact on the company's results of operations and financial position, as well as on the market price of its common stock.

Risks Related to Ocera's Reliance on Third Parties

         Ocera has no manufacturing capacity and anticipates continued reliance on third-party manufacturers for the development and commercialization of its products.

        Ocera does not currently operate manufacturing facilities for clinical or commercial production of any product. Ocera has no experience in drug formulation, and Ocera lacks the resources and the capabilities to manufacture OCR-002 on a clinical or commercial scale. Ocera does not intend to develop facilities for the manufacture of products for clinical trials or commercial purposes in the foreseeable future. Ocera relies on third-party manufacturers to produce bulk drug substance and drug products required for its clinical trials. Ocera plans to continue to rely upon contract manufacturers and, potentially, collaboration partners to manufacture commercial quantities of its drug product candidates if and when approved for marketing by the applicable regulatory authorities. Ocera has clinical supplies of the active pharmaceutical ingredient for OCR-002 manufactured for it by a single drug substance supplier, Helsinn Chemicals SA, or Helsinn. The OCR-002 finished product manufacturing and filling is undertaken by AAI Pharma Service Corp. on behalf of Ocera. Ocera has not secured commercial supply agreements with any contract manufacturers and can give no assurance that Ocera will enter commercial supply agreements with any contract manufacturers on favorable terms or at all. For AST-120, Ocera relies solely on Kureha for manufacturing and commercial supply.

        Ocera's contract manufacturers' failure to achieve and maintain high manufacturing standards, in accordance with applicable regulatory requirements, or the incidence of manufacturing errors, could result in patient injury or death, product shortages, product recalls or withdrawals, delays or failures in product testing or delivery, cost overruns or other problems that could seriously harm its business. Contract manufacturers often encounter difficulties involving production yields, quality control and quality assurance, as well as shortages of qualified personnel.

        Ocera's existing manufacturer and any future contract manufacturers may not perform as agreed or may not remain in the contract manufacturing business. In the event of a natural disaster, business failure, strike or other difficulty, Ocera may be unable to replace a third-party manufacturer in a timely manner and the production of its products would be interrupted, resulting in delays and additional costs.

         Some of the intellectual property necessary for the commercialization of Ocera's products is or will be licensed from third parties, which will require it to pay milestones and royalties.

        Ocera has a license agreement on OCR-002 with UCL Business PLC for worldwide rights to develop and commercialize its product candidate and related technologies for any use. Ocera may be required to make future milestone payments totaling up to $17.0 million upon the achievement of various milestones related to regulatory or commercial events for OCR-002. Ocera may also be required to pay incremental milestone payments for an additional dosage form. Ocera is also obligated to pay a royalty in the low to mid-single digits on future net sales of the licensed product.

        Ocera has also in-licensed from Kureha Corporation the technology and exclusive development and commercialization rights to its AST-120 product candidate for the treatment of liver and gastrointestinal disease for the territories worldwide outside of certain Asian countries. Ocera is required to make future milestone payments upon the achievement of various milestones related to regulatory or commercial events for its first indications in gastrointestinal diseases. Ocera is also obligated to pay a royalty in the single digits on future net sales. In April 2012, Ocera amended the license agreement to include the development and commercialization of AST-120 as a medical device for IBS in European countries. Under this amended agreement, Ocera may be required to make milestone payments based on future commercial milestones and net sales.

        Ocera may become obligated to make a milestone or royalty payments when Ocera does not have the cash on hand to make these payments, or have budgeted cash for its development efforts. This could cause it to delay its development efforts, curtail its operations, scale back its commercialization and marketing efforts or seek additional capital to meet these obligations, which could be on terms unfavorable to it. Additionally, if Ocera fails to make a required payment and does not cure the failure within the required time period, the licensor may be able to terminate its license to use its technology. If its license from UCL Business PLC or Kureha is terminated, it will likely be impossible for it to commercialize OCR-002 or AST-120, respectively.

         Ocera currently depends on third parties to conduct some of the operations of its clinical trials, and depends on a single third-party to supply OCR-002 for its clinical uses in connection with the development of, and application for regulatory approval of, such product candidate.

        Ocera relies on third parties, such as contract research organizations, medical institutions, clinical investigators and contract laboratories to oversee some of the operations of its clinical trials and to perform data collection and analysis. As a result, Ocera may face additional delays outside of its control if these parties do not perform their obligations in a timely fashion or in accordance with regulatory requirements. If these third parties do not successfully carry out their contractual duties or obligations and meet expected deadlines, if they need to be replaced, or if the quality or accuracy of the clinical data they obtain is compromised due to the failure to adhere to its clinical protocols or for other reasons, its financial results and the commercial prospects for OCR-002 or its other potential product candidates could be harmed, its costs could increase and its ability to obtain regulatory approval and commence product sales could be delayed.

Risks Related to Ocera's Product Liability

         If product liability lawsuits are successfully brought against Ocera, it will incur substantial liabilities and may be required to limit the commercialization of AST-120, OCR-002 or other products.

        Ocera faces potential product liability exposure related to the testing of its product candidates in human clinical trials, and may face exposure to claims by an even greater number of persons if it begins marketing and distributing its products commercially. In the future, an individual may bring a liability claim against Ocera alleging that one of its products or product candidates caused an injury. If Ocera cannot successfully defend itself against product liability claims, it will incur substantial liabilities. Regardless of merit or eventual outcome, liability claims may result in:

  •
  decreased demand for products;

  •
  injury to reputation;

  •
  withdrawal of clinical trial participants;

  •
  costs of related litigation;

  •
  substantial monetary awards to patients and others;

  •
  loss of revenues; and

  •
  the inability to commercialize products.

        In addition, while Ocera continues to take what it believes are appropriate precautions, it may be unable to avoid significant liability if any product liability lawsuit is brought against it.

         If product liability lawsuits are successfully brought against Ocera, its insurance may be inadequate.

        Ocera is exposed to the potential product liability risks inherent in the testing, manufacturing and marketing of human pharmaceuticals. Ocera plans to maintain insurance against product liability lawsuits for commercial sale of AST-120 and OCR-002, if approved for sale. Ocera currently maintains insurance for the clinical trials of product candidates. Biopharmaceutical companies must balance the cost of insurance with the level of coverage based on estimates of potential liability. Historically, the potential liability associated with product liability lawsuits for pharmaceutical products has been unpredictable. Although Ocera believes that its current insurance is a reasonable estimate of its potential liability and represents a commercially reasonable balancing of the level of coverage as compared to the cost of the insurance, it may be subject to claims in connection with clinical trials and commercial use of AST-120, OCR-002 and other product candidates, for which existing insurance coverage may not be adequate.

        The product liability insurance Ocera will need to obtain in connection with the commercial sales of its product and product candidates, if and when they receive regulatory approval, may be unavailable in meaningful amounts or at a reasonable cost. If Ocera is the subject of a successful product liability claim that exceeds the limits of any insurance coverage obtained, it may incur substantial charges that would adversely affect earnings and require the commitment of capital resources that might otherwise be available for the development and commercial launch of product programs.

Risks Related to Ocera's Intellectual Property

         Ocera may not be able to protect its proprietary technology in the marketplace.

        Where appropriate, Ocera seeks patent protection for certain aspects of its technology. Patent protection may not be available for some of the products or technology Ocera is developing. If Ocera must spend significant time and money protecting or enforcing its patents, designing around patents held by others or licensing, potentially for large fees, patents or other proprietary rights held by others, its business and financial prospects may be harmed. Ocera may not develop additional proprietary products which are patentable.

        The patent positions of pharmaceutical products, including its products and product candidates, are complex and uncertain. Publication of information related to OCR-002 and its future products and product candidates may prevent it from obtaining or enforcing patents relating to these products and product candidates, including without limitation composition-of-matter patents, which are generally believed to offer the strongest patent protection.

        Ocera owns, or has licensed, patents in the United States and in certain foreign jurisdictions related to AST-120 and OCR-002. Patents that Ocera owns or licenses do not ensure the protection of its intellectual property for a number of reasons, including without limitation the following:

  •
  its patents may not be broad or strong enough to prevent competition from other products including identical or similar products;

  •
  Ocera may be required to disclaim part of the term of one or more patents;

  •
  there may be prior art of which Ocera is not aware that may affect the validity or enforceability of a patent claim;

  •
  there may be prior art of which Ocera is aware, which Ocera does not believe affects the validity or enforceability of a patent claim, but which, nonetheless ultimately may be found to affect the validity or enforceability of a patent claim;

  •
  there may be other patents existing in the patent landscape for OCR-002 that will affect its freedom to operate;

  •
  if its patents are challenged, a court could determine that they are not valid or enforceable;

  •
  a court could determine that a competitor's technology or product does not infringe its patents; and

  •
  its patents could irretrievably lapse due to failure to pay fees or otherwise comply with regulations, or could be subject to compulsory licensing.

        If Ocera encounters delays in its development or clinical trials, the period of time during which Ocera could market its products under patent protection would be reduced.

         Ocera may not be able to enforce its intellectual property rights throughout the world.

        The laws of some foreign countries do not protect intellectual property rights to the same extent as the laws of the United States. Many companies have encountered significant problems in protecting and defending intellectual property rights in certain foreign jurisdictions. The legal systems of some countries, particularly developing countries, do not favor the enforcement of patents and other intellectual property protection, especially those relating to life sciences. This could make it difficult for it to stop the infringement of its in-licensed patents or the misappropriation of its other intellectual property rights. For example, many foreign countries have compulsory licensing laws under which a patent owner must grant licenses to third parties. In addition, many countries limit the enforceability of patents against third parties, including government agencies or government contractors. In these countries, patents may provide limited or no benefit.

        Proceedings to enforce its patent rights in foreign jurisdictions could result in substantial costs and divert its efforts and attention from other aspects of its business. Accordingly, its efforts to protect its intellectual property rights in such countries may be inadequate. In addition, changes in the law and legal decisions by courts in the United States and foreign countries may affect its ability to obtain adequate protection for its technology and the enforcement of intellectual property.

         Ocera may infringe the intellectual property rights of others, which may prevent or delay its product development efforts and stop it from commercializing or increase the costs of commercializing its products.

        Its commercial success depends significantly on its ability to operate without infringing the patents and other intellectual property rights of third parties. For example, there could be issued patents of which Ocera is not aware that its products infringe. There also could be patents that Ocera believes it does not infringe, but that Ocera may ultimately be found to infringe. Moreover, patent applications are in some cases maintained in secrecy until patents are issued. The publication of discoveries in the scientific or patent literature frequently occurs substantially later than the date on which the underlying discoveries Ocera made and patent applications Ocera filed. Because patents can take many years to issue, there may be currently pending applications of which Ocera is unaware that may later result in issued patents that its products infringe. For example, pending applications may exist that provide support or can be amended to provide support for a claim that results in an issued patent that its product infringes.

        Third parties may assert that Ocera is employing their proprietary technology without authorization. If a court held that any third-party patents are valid, enforceable and cover its products or their use, the holders of any of these patents may be able to block its ability to commercialize its products unless Ocera obtained a license under the applicable patents, or until the patents expire. Ocera may not be able to enter into licensing arrangements or make other arrangements at a reasonable cost or on reasonable terms. Any inability to secure licenses or alternative technology could result in delays in the introduction of its products or lead to prohibition of the manufacture or sale of products by it.

         Ocera may be unable to adequately prevent disclosure of trade secrets and other proprietary information.

        Ocera relies on trade secrets to protect its proprietary know-how and technological advances, especially where Ocera does not believe patent protection is appropriate or obtainable. However, trade secrets are difficult to protect. Ocera relies in part on confidentiality agreements with its employees, consultants, outside scientific collaborators, sponsored researchers and other advisors to protect its trade secrets and other proprietary information. These agreements may not effectively prevent disclosure of confidential information and may not provide an adequate remedy in the event of unauthorized disclosure of confidential information. In addition, others may independently discover its trade secrets and proprietary information. Costly and time-consuming litigation could be necessary to enforce and determine the scope of its proprietary rights. Failure to obtain or maintain trade secret protection could enable competitors to use its proprietary information to develop products that compete with its products or cause additional, material adverse effects upon its competitive business position.

         Any lawsuits relating to infringement of intellectual property rights necessary to defend Ocera or enforce its rights will be costly and time consuming.

        Ocera's ability to defend its intellectual property may require it to initiate litigation to enforce its rights or defend its activities in response to alleged infringement of a third-party. In addition, Ocera may be sued by others who hold intellectual property rights who claim that their issued patents are infringed by AST-120 or any future products, including OCR-002, or product candidates. These lawsuits can be very time consuming and costly. There is a substantial amount of litigation involving patent and other intellectual property rights in the biotechnology and pharmaceutical industries generally.

        In addition, Ocera's patents and patent applications, or those of its licensors, could face other challenges, such as interference proceedings, opposition proceedings, and re-examination proceedings. Any of these challenges, if successful, could result in the invalidation of, or in a narrowing of the scope of, any of its patents and patent applications subject to challenge. Any of these challenges, regardless of their success, would likely be time consuming and expensive to defend and resolve and would divert its management's time and attention.

Risks Related to Ownership of Ocera's Capital Stock

         Ocera's principal stockholders, executive officers and directors will own a significant percentage of Tranzyme's common stock and will be able to exert a significant control over matters submitted to the stockholders for approval.

        Immediately following the effective time of the merger between Ocera and Tranzyme, Ocera's stockholders will own approximately 72.6%, and Tranzyme's current stockholders will own approximately 27.4%, of Tranzyme's common stock, after giving effect to shares issuable pursuant to Ocera's and Tranzyme's outstanding options and warrants. In addition, immediately following the effective time of the merger, existing investors of Ocera will acquire approximately $20.0 million in shares of Tranzyme's common stock in the PIPE financing at a price per share equal to the volume weighted average closing price for Tranzyme's common stock for the 10 trading days ending the day prior to the closing of the merger.

        After the merger with Tranzyme and the related private placement of securities, Ocera's officers and directors, and stockholders who own more than 5% of Ocera's common stock will beneficially own a significant percentage of Tranzyme's common stock. This significant concentration of share ownership may adversely affect the trading price for the Tranzyme common stock because investors often perceive disadvantages in owning stock in companies with controlling stockholders. These stockholders, if they acted together, could significantly influence all matters requiring approval by the stockholders following the merger, including the election of directors and the approval of mergers or other business combination transactions. The interests of these stockholders may not always coincide with the interests of other stockholders.

         The ability of the post-merger company to use Ocera's net operating loss carryforwards may be limited.

        Pursuant to Sections 382 and 383 of the Internal Revenue Code, or the Code, the annual use of its NOL and research tax credit carryforwards to offset future taxable income and tax, respectively, may be limited in the event of an ownership change as defined under the Section 382 of the Code, which results from a cumulative change in ownership of 50% of certain stockholders occurring within a three-year period. As of December 31, 2012 Ocera had estimated deferred tax assets for net operating losses of approximately $23,800,000 and research and development credits of approximately $4,300,000. Ocera has not completed an IRC Section 382/383 analysis regarding the limitation of net operating loss and research and development credit carryforwards. Until this analysis has been completed, Ocera has removed the estimated deferred tax assets for net operating losses and research and development credits, and has recorded a corresponding decrease to its valuation allowance.

FORWARD-LOOKING STATEMENTS

        This proxy statement includes forward-looking statements within the meaning of Section 21E of the Exchange Act. For this purpose, any statements contained herein, other than statements of historical fact, including statements regarding the proposed merger with Ocera, including the expected timetable for completing the transaction; future financial and operating results, including targeted product milestones; benefits and synergies of the transaction; future opportunities of the combined company; the progress and timing of product development programs and related trials; the potential efficacy of product candidates; and the strategy, projected costs, prospects, plans and objectives of management of either Tranzyme or Ocera, may be forward-looking statements under the provisions of The Private Securities Litigation Reform Act of 1995. In this proxy statement, words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "project," "should," "target," "will," "would" or other words that convey uncertainty of future events or outcomes are used to identify these forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including "critical accounting estimates" and risks relating to: the ability to consummate the proposed merger; the ability to transition Tranzyme's management team effectively; the ability to maintain compliance with NASDAQ listing standards; conducting clinical trials, including difficulties or delays in the completion of patient enrollment, data collection or data analysis; the results of preclinical studies and clinical trials with respect to products under development and whether such results will be indicative of results obtained in later clinical trials; the ability to obtain the substantial additional funding required to conduct development and commercialization activities; and the ability to obtain, maintain and enforce patent and other intellectual property protection for currently marketed products and product candidates. These and other risks are described in greater detail in the section entitled "Risk Factors" beginning on page 12 of this proxy statement. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. In addition, any forward-looking statements in this proxy statement represent Tranzyme's views only as of the date of this proxy statement and should not be relied upon as representing Tranzyme's views as of any subsequent date. Tranzyme anticipates that subsequent events and developments will cause its views to change. However, while Tranzyme may elect to update these forward-looking statements publicly at some point in the future, Tranzyme specifically disclaims any obligation to do so, except as may be required by law, whether as a result of new information, future events or otherwise. Tranzyme's forward-looking statements generally do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments it may make. In particular, unless otherwise stated or the context otherwise requires, Tranzyme has prepared this proxy statement as if it were going to remain an independent, standalone company. If Tranzyme consummates the merger with Ocera, the descriptions of its strategy, future operations and financial position, future revenues, projected costs and prospects and the plans and objectives of management in this proxy statement may no longer be applicable.

 THE MERGER

        This section and the section entitled "The Merger Agreement" beginning on page 62 of this proxy statement describe the material aspects of the merger, including the merger agreement. While Tranzyme believes that this description covers the material terms of the merger and the merger agreement, it may not contain all of the information that is important to you. You should read carefully this entire proxy statement, including the merger agreement, which is attached as Annex C to this proxy statement and the opinion of Stifel, Nicolaus & Company, Incorporated attached as Annex A to this proxy statement, and the other documents to which Tranzyme has referred to or incorporated by reference herein. For a more detailed description of where you can find those other documents, please see the section entitled "Where You Can Find More Information" beginning on page 129 of this proxy statement.

 Background of the Merger

        From time to time, Tranzyme has considered strategic business initiatives intended to further the development of its business and maximize stockholder value.

        On November 15, 2012, Tranzyme publicly announced that the preliminary analysis of the first of two Phase 2b trials of lead product candidate TZP-102, for the treatment of diabetic gastroparesis, indicated the trial did not meet its primary efficacy endpoint. Tranzyme also announced that a second Phase 2b trial of TZP-102 was ongoing.

        On December 17, 2012, Tranzyme publicly announced the results of a planned interim analysis of a second Phase 2b trial of lead product candidate TZP-102, which were consistent with the first Phase 2b results. The second Phase 2b trial of TZP-102 failed to meet its primary endpoint. Tranzyme immediately discontinued patient enrollment and ended the trial.

        In late November, 2012, Dr. Garg had a discussion with Ocera's Chief Executive Officer, Dr. Linda Grais, in which Dr. Grais suggested that Ocera may be seeking potential license or business combination candidates. In early December, they had a follow up conversation in which Drs. Garg and Grais discussed the businesses of their respective companies. They agreed to meet in person at the JP Morgan Healthcare Conference in January.

        During November and December of 2012, the Tranzyme board of directors began to consider an appropriate process for exploring potential strategic opportunities to maximize value for its stockholders. Tranzyme engaged in non-confidential discussions with several companies to gauge preliminary interest in a potential strategic business combination. By December 21, 2012, Tranzyme had executed mutual nondisclosure agreements with four potential strategic partners, including Ocera.

        On December 19, 2012, due primarily to the termination of the clinical program of Tranzyme's lead product candidate TZP-102, and at the direction of its board of directors, Tranzyme's management presented to the board of directors its preliminary assessments of a variety of business strategies that Tranzyme could pursue, including: (i) funded collaborations of its proprietary drug discovery technology; (ii) evaluating Tranzyme's preclinical stage assets for further development; (iii) investigating the potential for developing Tranzyme's clinical stage assets for cachexia or other indications; (iv) in-licensing a clinical-stage product candidate for development; and/or (v) engaging an advisor to assist in the evaluation and potential execution of a strategic option to maximize stockholder value. The board of directors and management discussed the advantages and disadvantages of each opportunity and also considered the risks and potential value to stockholders of liquidating Tranzyme. At the conclusion of the meeting, the board of directors approved the hiring of Stifel, Nicolaus & Company, Incorporated ("Stifel"), to act as financial advisor to explore various strategic alternatives for Tranzyme. An engagement letter with Stifel was signed on January 18, 2013.

        From January 7, 2013 through January 10, 2013, Tranzyme held meetings with thirteen (13) potential strategic partners, which were identified through various ways, including being introduced to

Tranzyme by Stifel and reaching out to Tranzyme directly. All thirteen (13) of these potential strategic partners became part of the strategic review process and were invited by Stifel to submit an initial bid. Dr. Garg, Dr. Franck Rousseau, Chief Medical Officer of Tranzyme, and Mr. David Moore, Chief Business Officer of Tranzyme, were among those present at the meetings. During the early part of January, 2013, Tranzyme was granted access to Ocera's data room and was provided with confidential materials for due diligence purposes.

        On January 11, 2013, Tranzyme's board of directors and representatives from Goodwin Procter LLP discussed certain legal aspects of the strategic review process.

        On January 15, 2013, Tranzyme's board of directors and a representative from Stifel discussed Tranzyme's strategic alternative evaluation process, the list of potential transaction parties, the parties with whom confidentiality agreements had been entered into and the ongoing due diligence regarding the strategic review process. Stifel recommended a two-step strategic review process, with an initial phase involving Stifel contacting a broad list of parties and sharing non-confidential information with interested parties, answering questions and soliciting non-binding initial offers and a subsequent phase focusing on conducting simultaneous two-way diligence with selected parties and soliciting binding bids. In order to allow the board to conduct the strategic review process in the most efficient manner and preserve stockholder value, Stifel suggested establishing guidelines to determine which companies would be invited into the first phase of the process that could center around therapeutic area, phase of development, type of technology, funding situation or some other criteria or combination of criteria.

        On January 16, 2013, Dr. Grais tendered a non-binding indication of interest to Dr. Garg providing for Tranzyme's ownership of 25% of the combined company. On January 17, 2013, Tranzyme's and Ocera's clinical teams discussed Ocera's clinical development programs, the status of regulatory activities and Ocera's near term business and development plans.

        On January 17, 2013, Dr. Grais presented Stifel with a corporate and clinical overview of Ocera. During the conversation, Dr. Grais described Ocera's transactional interest in Tranzyme and discussed the next steps to be taken in the evaluation process of a potential merger with Tranzyme. Stifel described the transaction and diligence process from Tranzyme's perspective. On the same day, Ocera provided Tranzyme and Stifel with a list of corporate documents and information it required for conducting its due diligence of Tranzyme in connection with evaluating the potential merger.

        On January 21, 2013, Tranzyme's board of directors met to discuss the potential conflict of interest that Alex Zisson, a member of the board of directors, would have in a transaction between Tranzyme and Ocera. Mr. Zisson is a partner with Thomas, McNerney & Partners ("TM Partners"), which beneficially owned as of May 1, 2013 approximately 11.04% of Tranzyme's common stock and approximately 26.2% of Ocera's common stock (on an as-converted-to-common stock basis). A different partner of TM Partners is also a member of Ocera's board of directors. Following a discussion of this matter with Tranzyme's corporate counsel at Goodwin Procter LLP, Tranzyme's board of directors organized a special committee of the board of directors to review and evaluate potential strategic alternatives for Tranzyme (the "Special Committee"). The Special Committee was initially comprised of Messrs. John H. Johnson, George B. Abercrombie, Dr. Jean-Paul Castaigne, and Ms. Anne M. VanLent, each an independent director. Mr. Abercrombie subsequently learned, and informed the Special Committee and Tranzyme's board of directors, that developments arising after the formation of the Special Committee at another entity with which he is involved could potentially create a conflict of interest in the future that may make it inadvisable for him to continue to serve on the Special Committee. Accordingly, Mr. Abercrombie resigned from the Special Committee. Mr. Abercrombie has subsequently informed Tranzyme that it is his belief that the conflict of interest concern never materialized and is no longer relevant.

        On January 23, 2013, the Special Committee engaged Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden") to act as legal counsel to advise it in connection with the strategic review process.

        On January 31, 2013, Stifel began to formally market to outside parties Tranzyme's interest in exploring proposals, offers or mutual interest in a possible acquisition or business combination with Tranzyme. Based on recommendations of Tranzyme management and in consultation with Stifel, the Special Committee established metrics and criteria for assessing potential strategic candidates. The primary criteria included: proposed percentage ownership of the combined company to be held by Tranzyme stockholders, the strength of each company's clinical programs, the potential market for each company's product candidates, the amount of incremental capital, if any, that would be required to advance the development of each company to its next significant clinical or commercial milestone and each company's plans for raising such incremental capital, the strength and quality of the management team proposed by each company, the status and availability of each company's 2012 audit, the timing and breadth of required diligence and the availability of required documentation for reverse due diligence to be performed by Tranzyme, the proposed timeline for closing any proposed strategic transaction, any required authorizations and approvals required by each company's officers, board of directors or investment committee and any closing requirements. The status of each company's 2012 audit was important to the Special Committee because audited financials of the transaction partner would be required to be included in Tranzyme's proxy statement relating to the transaction. Consequently, a delay in completing the 2012 audit could result in a delay in the closing of the transaction.

        Given that discussions with Ocera had progressed, Stifel and the Special Committee determined to continue discussions with Ocera on a parallel path, with a plan to request an updated proposal from Ocera contemporaneously with the submission of bids from other parties.

        On January 31, 2013, members of Ocera's management team met with certain members of Tranzyme's management and clinical teams and Stifel, at Tranzyme's offices, to discuss their diligence review.

        On February 1, 2013, Stifel provided an update to the Special Committee on its progress in evaluating potential strategic alternatives. Stifel had reviewed over 200 companies, and identified within that group a list of 85 companies that were more promising based on the criteria established at the January 31, 2013 Special Committee meeting. As part of the process of contacting the 85 identified companies, Stifel provided an overview of the process in order to gauge each company's interest, without identifying Tranzyme by name. Interested parties were asked to sign a nondisclosure agreement and after doing so, were provided confidential materials and offered the opportunity to meet or participate in a teleconference call with Tranzyme management

        On February 4, 2013, Tranzyme and Stifel provided members of H.I.G. BioVentures, a current Tranzyme stockholder, with an overview of Ocera's lead drug candidate, OCR-002, in clinical development for hepatic encephalopathy in patients with acute and chronic liver disease.

        On February 7, 2013, Stifel provided to the Special Committee a review of the status of the strategic alternative outreach effort, including an overview of companies contacted, companies under evaluation, companies that signed nondisclosure agreements and companies that were contacted but had declined to move forward.

        On February 8, 2013, Tranzyme publicly announced that its board of directors had made a determination to explore and evaluate strategic alternatives, including the possibility of a merger, sale, or other business combination or transaction to maximize value to its stockholders. Tranzyme's press release generated interest from 25 additional companies, all of which became part of the strategic review process being undertaken by the Special Committee and Stifel.

        On February 14, 2013, Stifel provided to the Special Committee a review of the status of the outreach effort in connection with the strategic review process and the status of management meetings and teleconference calls between the transaction candidates and Tranzyme and Stifel.

        Between February 5, 2013 and March 4, 2013, members of Tranzyme management and Stifel met or held teleconference calls with the management teams of 24 different companies that expressed an interest in having such a meeting or call, in order to gain an understanding of each company's background, their respective drug candidates, regulatory status, market opportunities, intellectual property position, timelines, and any capital requirements. All but two of the initial management meetings were held before the initial bid deadline of February 25, 2013, as described in the next paragraph below.

        On February 15, 2013, Stifel sent a bid letter to each company that was actively involved in the process and that had signed a mutual nondisclosure agreement, which outlined the procedures and guidelines for submitting a preliminary good faith, non-binding term sheet for the acquisition of all of Tranzyme's outstanding shares and assets (a "Term Sheet"). The bid letters asked that interested bidding companies address the criteria specified in the January 31, 2013 Special Committee meeting described above. The deadline for submitting the Term Sheets was February 25, 2013, at 5 p.m. EST. Bid letters were sent to additional parties on the days between February 15 and February 22, 2013 as those parties signed two-way mutual nondisclosure agreements. One additional preliminary bid letter was sent to an interested party on March 7, 2013.

        On February 19, 2013, Company A granted Tranzyme access to the Company A data room to begin performing due diligence. On February 20, 2013, Dr. Garg and Stifel met with Company A to discuss Company A's clinical programs and plan for their development as well as an overview of Tranzyme's plans for its own programs and personnel.

        On February 20, 2013, members of the management team of Company B met with members of Tranzyme's management and clinical team and Stifel. At the meeting, Company B management presented an overview of Company B's technology of its drug candidates. Further discussion at the meeting focused on development timelines, cost strategies and industry competition, as well as an overview of Company B's future manufacturing facility.

        On February 21, 2013, Stifel provided to the Special Committee a review of the status of its progress in evaluating potential strategic alternatives and discuss the parties to whom bid letters had been sent. On February 25, 2013, initial bids from 19 companies were received by Stifel. A 20th initial bid was received on March 18th and presented to the Tranzyme Special Committee at a later Special Committee meeting as identified below.

        On February 26, 2013, members of Ocera and Tranzyme management presented to the Special Committee an overview of Ocera and the combined vision for Ocera's lead drug candidate, OCR-002. They discussed the competitive landscape, market opportunities and capital needs relative to OCR-002 development. Ocera and Tranzyme management outlined their rational for a potential merger of Ocera and Tranzyme, including a strong combined management team, specific clinical expertise and key opinion leaders networks in the therapeutic areas of gastroenterology and hepatology and the clinical and regulatory status of OCR-002 and its potential for near term value inflection points. On March 6, 2013, March 18, 2013 and March 26, 2013, Ocera and Tranzyme management teams made similar, separate presentations to several directors on Ocera's board.

        On February 26, 2013, Stifel provided to the Special Committee another update on its progress in evaluating candidates for a potential corporate strategic transaction. In its update, Stifel noted that as of February 26, 2013, 104 total companies had been included as part of the process of evaluating potential transaction partners, 29 of which signed a nondisclosure agreement and subsequently received the Tranzyme confidential overview and bid letter. An additional six companies would be included before the conclusion of the process (making the total 110), four of which would sign nondisclosure agreements, making the total number of companies signing such agreements 33. In its presentation to the Special Committee, Stifel discussed each of the 19 initial bidding companies (and one that was expected to bid but later declined to do so). In evaluating each of these bids, Stifel and the Special

Committee considered the proposed percentage ownership of the combined company to be held by Tranzyme stockholders, the strength of the each company's clinical programs, the potential market for each company's product candidates, the amount of incremental capital, if any, that would be required to advance the development of each company to its next significant clinical or commercial milestone and each company's plans for raising that incremental capital, the strength and quality of the management team proposed by each company, the timing and breadth of required diligence and the availability of required documentation for reverse due diligence to be performed by Tranzyme, the proposed timeline for closing any proposed strategic transaction, any required authorizations and approvals required by each company's officers, board of directors or investment committee, and any closing requirements. The Special Committee and Stifel also discussed the potential value of seeking input on each of these bidders from Aaron Davidson and Mr. Zisson, two members of Tranzyme's board of directors who were not on the Special Committee. The Special Committee identified their substantial industry expertise and understanding of Tranzyme's business. The Special Committee discussed whether such a discussion with Mr. Zisson would result in any risk that information was shared with Ocera, and also discussed the benefit of Mr. Zisson hearing of the robust interest by numerous other companies in a potential transaction with Tranzyme. The Special Committee ultimately determined that the benefit of such discussions significantly outweighed the risks.

        By the February 26 Special Committee meeting, Tranzyme and Stifel had held management meetings or conference calls with 22 companies to review the Tranzyme and each counterparty presentation.

        On February 27, 2013, Tranzyme management held a teleconference call with Stifel to review each bidding party's corporate structure and background, therapeutic areas of drug development, drug candidate pipelines, clinical and regulatory status, market opportunities and competitive landscape, strength of intellectual property portfolio, and potential synergies with Tranzyme. On the same day, Stifel held separate teleconference calls with Aaron Davidson and Alex Zisson, the two directors not on the Special Committee, to review with them the companies that had submitted bids and to receive any feedback that Messrs. Davidson and Zisson may have on those companies.

        On March 1, 2013, Stifel provided to the Special Committee a review of the bids received. Stifel presented a summary of each of the 19 initial bids that were received, including analysis of how each bid compares to the criteria required in the bid letter and summarized above. With advice from Stifel, the Special Committee subsequently identified three bidding companies, Ocera, Company A and Company B, as presenting a realistic chance of producing the greatest value for Tranzyme's stockholders. The Special Committee then directed Tranzyme management and Stifel to conduct further in-depth financial, business and scientific due diligence and evaluation on these three counterparties. Tranzyme did not advance with any further diligence or negotiations with any of the 16 other bidding companies.

        On March 6, 2013, members of Tranzyme's clinical team and Stifel met with members of Company A's clinical and manufacturing teams and advisors. The participants discussed in detail the clinical development plans, priorities, timelines and regulatory aspects for the Company A pipeline and toured Company A's facility for due diligence purposes. The participants also prepared plans for a presentation to be presented to Tranzyme's Special Committee regarding a potential transaction between the two companies.

        On March 7, 2013, Stifel sent final bid letters and the preliminary merger agreement to each of Company A, Company B and Ocera, which outlined the procedures and guidelines for submitting a final binding term sheet for the acquisition of all of Tranzyme's outstanding shares and assets. The bid letters asked that interested bidding companies address in final form the same criteria specified in the preliminary bid letter. The deadline for submitting the final term sheets was March 18, 2013, at 5 p.m. EST. The three companies were also asked to submit comments to the preliminary merger agreement when submitting the final bid letter.

        On March 11, 2013, Ocera was granted access to Tranzyme's data room. By this time, Company A and Company B had also been granted access to Tranzyme's data room for due diligence purposes.

        On March 14, 2013, members of Tranzyme management and clinical teams and Stifel met with members of Company A's scientific and technology teams to review and exchange more details regarding each company's technology platform. Also on March 14, Dr. Garg, members of Company A's management and Stifel met to discuss the due diligence process, including financial diligence, and the details of the presentation to be given by Company A to Tranzyme's Special Committee on March 19, 2013.

        On March 18, 2013, final bids and comments to the merger agreement were submitted to Stifel from Ocera, Company A and Company B. All three of the final bids conditioned closing of the merger on the continued listing on the combined company on NASDAQ. Ocera's final bid proposed Tranzyme's stockholders receiving a 25% ownership interest in the combined company, included a commitment from existing investors of Ocera to invest approximately $20.0 million in the combined company pursuant to a PIPE financing, which would be priced at a ten-day trailing average of the public market price of Tranzyme's common stock before the effective date of the merger, and required the execution of a voting agreement by TM Partners. Ocera's bid also provided for a seven member board of directors, with two to be designated by Tranzyme, and a management team that would include Franck Rousseau, from Tranzyme, and Keith Anderson, from Ocera, with the chief executive officer to be determined by the board of the combined company following the merger. Company A also proposed Tranzyme's stockholders receiving a 25% ownership interest in the combined company and a seven member board of directors with two Tranzyme designees. In addition, if needed, Company A's final bid included a commitment to provide $5.5 million in funding from existing investors in Company A. Company A indicated that an incremental financing would not be required to fund the combined company to its next meaningful milestone. Company B's final bid proposed Tranzyme's stockholders receiving a 10% ownership interest in the combined company, indicated that $22.5 million would fund the company to its next meaningful milestone and that current investors had agreed to support a financing. The bid provided for the combined company to be led by Company B's current management team and board of directors, with no current Tranzyme employees being retained.

        In addition to the final bids from the three companies discussed above, as mentioned previously, on March 18, 2013, a new initial bid was received from the 20th company to submit an initial bid. This bidder was evaluated in the same manner and against the same criteria discussed above and was deemed by the Special Committee not to merit further consideration.

        On March 19, 2013, Company B's management presented to the Special Committee an overview of its technology and of its drug candidates in development. Further discussion included development timelines, cost strategies and competition in the market, along with an overview of Company B's future manufacturing facility.

        On March 19, 2013, Company A's management also presented to the Special Committee. As part of the presentation, Company A provided a financial overview of the company and its history and the background of, and clinical development plans for its drug candidates. Further discussion included the market opportunities, program milestones and synergies between Company A and Tranzyme.

        After considering the information made available to them throughout the comprehensive strategic review process, on March 20, 2013, the Tranzyme Special Committee identified Ocera as the prospective strategic partner which represented the greatest potential value for Tranzyme and its stockholders, taking all of the previously identified criteria into account.

        From March 20, 2013 to March 26, 2013, Tranzyme and Ocera, together with their respective outside legal counsel and Tranzyme's financial advisor, continued their mutual due diligence and engaged in negotiations regarding the merger agreement. By March 26, 2013, these negotiations had completed, with, among other things, the percentage of the combined company that would be owned by Tranzyme's stockholders as a result of the merger being increased to approximately 27.4%.

        On April 4, 2013, Ocera's and Tranzyme's management teams, with Stifel in attendance, delivered the combined company presentation to H.I.G. Capital, one of Tranzyme's largest stockholders.

        On April 6, 2013, Stifel, Tranzyme and Ocera, and each party's audit team and legal counsel had a call to discuss the timing of delivery of Ocera's audited financial statements that were required to be included in the proxy statement. On this call, it became clear that Ocera's audited financial statements would not be ready for inclusion in the proxy statement until after the expected execution of the merger agreement. The expectant delivery date of the audited financial statements and the resultant filing date of the proxy statement and this timing's effect on Tranzyme's level of cash at closing were discussed. In consideration of the impact on the timing of the proxy filing, the merger agreement was subsequently revised to reflect a $250,000 decrease in Tranzyme's targeted cash level at closing. In addition, Ocera agreed to credit Tranzyme's expenses incurred in connection with the transaction before and after Ocera had been identified as the prospective strategic partner in the auction process against its targeted cash level at closing.

        On April 9, 2013, Ocera's and Tranzyme's management teams, with Stifel in attendance, delivered the combined company presentation to TM Partners, one of both Tranzyme's and Ocera's largest stockholders.

        On April 16, 2013, the Special Committee and Stifel convened a teleconference call to discuss the latest update on negotiations with Ocera and to finalize certain aspects of the merger agreement.

        Final agreement on the issues noted above was reached over the course of numerous discussions involving members of Tranzyme's and Ocera's respective management teams, financial advisors and legal counsel. On April 21, 2013, the Special Committee convened a call to discuss the process for signing the definitive agreement with Ocera.

        On April 23, 2013, the Special Committee met and reviewed the proposed transaction with Ocera. In addition, the Special Committee received a fairness opinion from Stifel and a representative from Skadden provided an overview of the Special Committee's fiduciary duties in connection with decisions regarding business combinations. After the meeting concluded, the Special Committee recommended the proposed transaction with Ocera to Tranzyme's full board of directors. At a meeting held on April 23, 2013, the board of directors discussed the terms of the proposed transaction with Ocera, received Stifel's fairness opinion and an overview of their applicable fiduciary duties from a representative from Skadden. After discussion, the Tranzyme board of directors adopted resolutions declaring that the merger agreement and the transactions contemplated thereby were advisable, fair and in the best interests of Tranzyme and its stockholders, approved the merger agreement and the transactions contemplated thereby and authorized Tranzyme to enter into the merger agreement and the transaction with Ocera. On April 23, 2013, Tranzyme and Ocera finalized all terms and executed the merger agreement, and certain Tranzyme and Ocera stockholders executed voting agreements with Tranzyme and Ocera.

 Tranzyme's Reasons for the Merger

        In reaching its determination that the merger agreement and the transactions contemplated thereby were advisable, fair and in the best interests of Tranzyme and its stockholders, the board of directors based its determination on its assessment of the following factors:

          Comprehensive Strategic Review Process.    Stifel and the Special Committee had undertaken a comprehensive and thorough process of reviewing and analyzing potential strategic partners to identify the opportunity to create the best value for Tranzyme's stockholders. Inbound and outbound interest identified 110 companies to be explored. In connection with the strategic review process, Tranzyme had entered into 33 mutual non-disclosure agreements, met with corporate teams from 24 companies and received 20 non-binding indications of interest. Stifel and the Special Committee evaluated key items, including, among others, the clinical and product profile of each company, their financial forecasts and each company's upcoming milestones. Based on evaluation findings and continued mutual interest, in depth due diligence was conducted with three companies.

          Product Candidate.     Ocera's lead drug candidate, OCR-002, is a Phase 2b-ready asset being evaluated for the treatment of hepatic encephalopathy in patients with liver cirrhosis, acute liver injury and acute liver failure, areas of high unmet medical need. OCR-002 is a novel ammonia scavenger which rapidly removes ammonia from the blood. Ammonia is thought to be one of the primary causes of hepatic encephalopathy. OCR-002 is the subject of two Phase 2a trials and has shown early signs of efficacy in lowering ammonia levels associated with hepatic encephalopathy. The data from these trials are expected in the first half of 2014. OCR-002 is a significantly differentiated product candidate for orphan liver diseases as it works through a dual mechanism of action by enabling alternate metabolic pathways. OCR-002 is the first IV formulated product in development for the treatment of hyperammonemia and associated hepatic encephalopathy, and has received Orphan Drug designation in both the U.S. and Europe and has been granted fast track status by the U.S. Food and Drug Administration.

          Market Opportunity and Competition.     Liver cirrhosis is a large, and growing, market due to hepatitis, alcohol and obesity. A high percentage of cirrhotic patients develop hepatic encephalopathy and require hospitalization. OCR-002 has the potential of becoming the standard of care for the treatment of hepatic encephalopathy in patients with acute and chronic liver disease. No competing therapies are available for acute care, which represents an approximately $500 million market opportunity in the United States. The unmet medical need creates an attractive commercial opportunity, which includes market protections for being the first drug in the market, the potential for developing strong relationships with key physicians and a seven year period of marketing exclusivity applicable to Orphan Drug status. Together, the Tranzyme and Ocera management teams have developed a clinical plan for OCR-002 designed to expedite its path to market. The next step is a randomized, placebo-controlled Phase 2b trial in approximately 200 cirrhotic patients hospitalized due to complications of hepatic encephalopathy to demonstrate the efficacy and safety of OCR-002 ahead of pivotal trials. This trial is expected to begin in the fourth quarter of 2013.

          Tranzyme Stockholders' Ownership Percentage in Combined Company.     Tranzyme stockholders are expected to hold approximately 27.4% of the combined company, while Ocera stockholders are expected to receive shares in the merger representing approximately 72.6%, after giving effect to any outstanding Ocera and Tranzyme options and warrants, but before giving effect to the shares issued in the PIPE financing expected to close simultaneously with the merger. The final number of shares will be subject to adjustments based on each company's cash levels at closing.

          Strategic Alliance Opportunity.     Tranzyme believes the merger of Tranzyme and Ocera is a value-creating transaction that will result in a leading orphan liver disease biopharmaceutical company. The Tranzyme Clinical Development team, in addition to their gastroenterology proficiency, has extensive experience in the hepatology therapeutic area and a proven track record running efficient and effectual clinical trials. This overlap, along with the collective commercial expertise of the two companies, will provide strong synergies for the combined team. In addition, Tranzyme's MATCH technology platform will provide the potential for future development candidates and collaborations.

          Management.     It is expected that the combined company will be led by the experienced senior management from Ocera and Tranzyme and a board of directors with representation from each of Tranzyme and Ocera.

        In addition to the factors outlined above, the Tranzyme board of directors considered the following criteria in reaching its conclusion to approve the merger and to recommend that the Tranzyme stockholders approve the issuance of shares of Tranzyme common stock in the merger, all of which it viewed as supporting its decision to approve the business combination with Ocera:

  •
  the strategic alternatives of Tranzyme to the merger, including the discussions that Tranzyme management and the Tranzyme board of directors had during the previous four months with other potential merger candidates;

  •
  the financial analyses of Stifel, including its opinion to the board of directors and Special Committee as to the fairness, from a financial point of view and as of the date of the opinion, of the exchange ratio implied in the merger to the stockholders of Tranzyme, as more fully described below under the caption "The Merger—Opinion of Tranzyme's Financial Advisor;"

  •
  the failure of Tranzyme's lead product candidate, TZP-102, and the resultant loss of current, and the diminished prospect for the creation of future, stockholder value;

  •
  the risks of continuing to operate Tranzyme on a stand-alone basis and the belief that the combination of Tranzyme's and Ocera's businesses would create more value for the Tranzyme stockholders in the long-term than Tranzyme could create as an independent, stand-alone company, given the anticipated costs, timing and risks associated with continuing the development of Tranzyme products in development and/or in-licensing or acquiring additional technologies or product candidates;

  •
  the risks and costs associated with liquidating Tranzyme;

  •
  the opportunity for the Tranzyme stockholders to participate in the long-term value of the Ocera product candidate portfolio as a result of the merger;

  •
  historical and current financial market conditions and stock prices and historical stock prices and trading volumes of Tranzyme common stock;

  •
  historical and current information concerning Ocera's business, financial performance, financial condition, operations and management and the results of a due diligence investigation of Ocera conducted by Tranzyme's management and advisors;

  •
  the voting agreements entered into by stockholders of Ocera representing approximately 32.5% of the outstanding capital stock of Ocera on an as-converted to Ocera common stock basis, pursuant to which those stockholders agreed, solely in their capacity as stockholders, to vote all of their shares of Ocera capital stock and securities in favor of adoption of the merger agreement;

  •
  the agreement of Ocera to provide written consent of its stockholders necessary to approve the merger and related transactions within 48 hours of signing the merger agreement;

  •
  the likelihood of retaining key Ocera employees to manage the combined company;

  •
  the likelihood that the merger will be consummated on a timely basis, including the likelihood that the merger will receive all necessary regulatory approvals;

  •
  the possibility that the combined entity would be able to take advantage of the potential benefits resulting from the combination of the Tranzyme public company infrastructure and experienced Ocera management team;

  •
  its understanding of the business of Ocera, including its product candidates, the expenses and fixed costs associated with the Tranzyme operations and the Tranzyme cash position, and of the Ocera business, including its product candidates, the experienced Ocera management team, the Ocera need for financing to continue development of its product candidates, and the prospects for value creation for Tranzyme stockholders in connection with the merger;

  •
  the fact that two existing directors of Tranzyme and one employee of Tranzyme will be directors of the combined company after the merger;

  •
  the terms and conditions of the merger agreement, including the following related factors:

  •
  the exchange ratios in the merger, which is subject to adjustment for changes in Tranzyme's and Ocera's net cash, and are intended to result in the Tranzyme stockholders holding approximately 27.4% of the outstanding shares of the combined company after the merger (before giving effect to the PIPE financing which is expected to take place simultaneously with the merger);

  •
  the fact that the exchange ratios will not fluctuate based upon changes in the price of Tranzyme common stock or the value of Ocera capital stock prior to completion of the merger, which protects the Tranzyme stockholders from any materially negative trends in the price of Tranzyme common stock and any materially positive trends in the value of Ocera capital stock;

  •
  the expectation that the merger will be treated as a reorganization for U.S. federal income tax purposes, with the result that in the merger, the Tranzyme stockholders will generally not recognize taxable gain or loss for U.S. federal income tax purposes;

  •
  the limited number and nature of the conditions to the Ocera obligation to consummate the merger and the limited risk of non-satisfaction of such conditions;

  •
  the Tranzyme rights under the merger agreement to consider certain unsolicited acquisition proposals under certain circumstances should Tranzyme receive a superior proposal;

  •
  the conclusion of the Tranzyme board of directors that the potential termination fee of $500,000, which occurs upon termination of the merger agreement under certain specified circumstances, was reasonable;

  •
  the no-solicitation provisions governing the ability of Ocera to engage in negotiations with, provide any confidential information or data to, and otherwise have discussions with, any person relating to an alternative acquisition proposal; and

  •
  the belief that the terms of the merger agreement, including the parties' representations, warranties and covenants, and the conditions to their respective obligations, are reasonable under the circumstances.

        In the course of its deliberations, the Tranzyme board of directors also considered a variety of risks and other countervailing factors related to entering into the merger agreement and the proposed business combination with Ocera, including:

  •
  the potential effect of the $500,000 termination fee in deterring other potential acquirors from proposing an alternative transaction that may be more advantageous to Tranzyme stockholders;

  •
  the possibility that the anticipated benefits of the merger may not be realized or that they may be lower than expected;

  •
  the substantial expenses to be incurred in connection with the merger, including transaction expenses that would be incurred whether or not the merger is completed;

  •
  the possible volatility, at least in the short term, of the trading price of the Tranzyme common stock resulting from the merger announcement;

  •
  the risk that the merger might not be consummated in a timely manner or at all and the potential adverse effect of the public announcement of the merger or on the delay or failure to complete the merger with Ocera on the reputation of Tranzyme;

  •
  the risk to the business of Tranzyme, operations and financial results in the event that the merger is not consummated;

  •
  the restrictions on the conduct of Tranzyme's business prior to completion of the merger, which require Tranzyme to carry on its business in the ordinary course and consistent with past practice, subject to specific additional restrictions, which may delay or prevent Tranzyme from pursuing business opportunities that otherwise would be in its best interests as an independent, stand-alone company;

  •
  the risks, challenges and costs associated with successfully integrating two companies;

  •
  the strategic direction of the combined board and the related ability of the Ocera stockholders and management to significantly influence the combined company's business following completion of the merger; and

  •
  various other risks associated with the combined company and the merger, including those described in the section entitled "Risk Factors" in this proxy statement.

        The foregoing discussion of the factors considered by Tranzyme's board of directors is not intended to be exhaustive, but does set forth the principal factors considered by Tranzyme's board of directors. Tranzyme's board of directors collectively reached the unanimous conclusion to approve the merger agreement in light of the various factors described above and other factors that each member of Tranzyme's board of directors deemed relevant. In view of the wide variety of factors considered by the members of Tranzyme's board of directors in connection with their evaluation of the merger agreement and the complexity of these matters, Tranzyme's board of directors did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. Tranzyme's board of directors made its decision based on the totality of information presented to and considered by it. In considering the factors discussed above, individual directors may have given different weights to different factors.

        TRANZYME'S BOARD OF DIRECTORS UNANIMOUSLY DETERMINED THAT THE MERGER AGREEMENT AND THE MERGER ARE ADVISABLE, FAIR AND IN THE BEST INTERESTS OF TRANZYME'S STOCKHOLDERS AND UNANIMOUSLY APPROVED THE MERGER AGREEMENT. TRANZYME'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT TRANZYME'S STOCKHOLDERS APPROVE THE ISSUANCE OF TRANZYME'S COMMON STOCK PURSUANT TO THE MERGER AGREEMENT, THE ISSUANCE OF TRANZYME'S COMMON STOCK

PURSUANT TO THE PIPE TRANSACTION, THE REVERSE STOCK SPLIT AND THE CHANGE OF TRANZYME'S NAME TO "OCERA THERAPEUTICS, INC."

 Opinion of Tranzyme's Financial Advisor

        Tranzyme retained Stifel, Nicolaus & Company, Incorporated, or Stifel, on January 18, 2013 to act as its financial advisor in connection with a sale or merger of Tranzyme and to provide to the Tranzyme board of directors and the Special Committee a fairness opinion in connection with any proposed transaction. On April 23, 2013, Stifel delivered its written opinion, dated April 23, 2013, to the Tranzyme board of directors and the Special Committee that, as of the date of the opinion and subject to and based on the assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications contained in such opinion, the exchange ratio was fair to the holders of Tranzyme common stock, from a financial point of view.

        Tranzyme did not impose any limitations on Stifel with respect to the investigations made or procedures followed in rendering its opinion. In selecting Stifel, the Tranzyme board of directors considered, among other things, the fact that Stifel is a reputable investment banking firm with substantial experience advising companies in the healthcare and pharmaceutical sectors and in providing strategic advisory services in general. Stifel, as part of its investment banking business, is continuously engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of its business, Stifel and its affiliates may actively trade the securities of Tranzyme for its own account or for the account of its customers and, accordingly, may at any time hold a long or short position in such securities.

        The full text of the written opinion of Stifel is attached as Annex A to this proxy statement and is incorporated into this document by reference. The summary of Stifel's opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. Stockholders are urged to read the opinion carefully and in its entirety for a discussion of the procedures followed, assumptions made, other matters considered and limits of the review undertaken by Stifel in connection with such opinion.

        Stifel's opinion was approved by its fairness committee. The opinion was provided for the information of, and directed to, the Tranzyme board of directors and the Special Committee (in their capacities as such) for their information and assistance in connection with their consideration of the financial terms of the merger. The opinion does not constitute a recommendation to the Tranzyme board of directors as to how the Tranzyme board of directors should vote on any aspect of the merger or to any stockholder of Tranzyme as to how such stockholder should vote his, her or its shares of common stock at any stockholders' meeting at which the merger is considered, or whether or not any stockholder of Tranzyme should enter into a voting or stockholders', or affiliates' agreement with respect to the merger, or exercise any dissenters' or appraisal rights that may be available to such stockholder. In addition, the opinion does not compare the relative merits of the merger with any other alternative transaction or business strategies which may have been available to the Tranzyme board of directors or Tranzyme and does not address the underlying business decision of the Tranzyme board of directors or Tranzyme to proceed with or effect the merger. Moreover, it does not address the fairness of the merger to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors or other constituencies of Tranzyme or Ocera other than the holders of Tranzyme Common Stock; nor does it address the fairness of the amount or nature of any compensation to be paid or payable to any of Tranzyme's or Ocera's officers, directors or employees, or class of such persons, in connection with the merger, whether relative to the consideration to be received by Tranzyme's or Ocera's stockholders or otherwise.

        In connection with its opinion, Stifel, among other things:

  (a)
  discussed the merger and related matters with Tranzyme's counsel and reviewed a draft copy of the merger agreement, dated April 19, 2013;

  (b)
  reviewed a draft copy of the securities purchase agreement to be executed simultaneously with the merger agreement, for the financing of approximately $20.0 million in accordance with the merger agreement;

  (c)
  reviewed a draft of the Transfer Restriction Letter;

  (d)
  reviewed a draft of the Stockholder Voting Agreement;

  (e)
  reviewed the audited consolidated financial statements of Tranzyme contained in its Annual Reports on Form 10-K for the three years ended December 31, 2012, 2011 and 2010;

  (f)
  reviewed the audited consolidated financial statements of Ocera for the two years ended December 31, 2010 and 2009, and the draft audited consolidated financial statements of Ocera for the years ended December 31, 2012 and 2011;

  (g)
  reviewed and discussed with Tranzyme's management certain other publicly available information concerning Tranzyme;

  (h)
  held discussions with Tranzyme's and Ocera's senior managements, including estimates of certain cost savings, merger charges and the pro forma financial impact of the merger on the combined company;

  (i)
  reviewed certain non-publicly available information concerning Tranzyme and Ocera, including internal financial analyses and forecasts prepared by their respective managements, and held discussions with Tranzyme's and Ocera's senior managements regarding recent developments;

  (j)
  reviewed and analyzed certain publicly available information concerning the terms of selected merger and acquisition transactions that Stifel considered relevant to Stifel's analysis;

  (k)
  reviewed and analyzed certain publicly available financial and stock market data relating to selected public companies that Stifel deemed relevant to Stifel's analysis;

  (l)
  reviewed and analyzed certain publicly available information concerning the terms of selected private financing transactions that Stifel considered relevant to Stifel's analysis;

  (m)
  participated in certain discussions and negotiations between representatives of Tranzyme and Ocera;

  (n)
  reviewed the reported prices and trading activity of the equity securities of Tranzyme;

  (o)
  considered the results of Stifel's efforts, at the direction of Tranzyme, to solicit indications of interest from selected third parties with respect to a merger or other transaction with Tranzyme; and

  (p)
  conducted such other financial studies, analyses and investigations and considered such other information as Stifel deemed necessary or appropriate for purposes of Stifel's Opinion.

        In addition, Stifel took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuations and its general knowledge of the industries in which Tranzyme and Ocera operate.

        In connection with its review, Stifel, with the Tranzyme board of director's and Special Committee's consent, relied upon and assumed, without independent verification, the accuracy and completeness of all financial and other information that was made available, supplied, or otherwise communicated to Stifel by or on behalf of Tranzyme or Ocera or that was otherwise reviewed by Stifel, including, without limitation, publicly available information, and Stifel has not assumed any responsibility for independently verifying any of such information. Stifel further relied upon the assurances of Tranzyme's and Ocera's managements that they were unaware of any facts that would make such information incomplete or misleading.

        With respect to estimates, forecasts or projections of Tranzyme's or Ocera's future financial performance prepared by or reviewed with management of Tranzyme or Ocera, as applicable, or obtained from public sources (including, without limitation, potential cost savings which may be realized), Stifel assumed, at Tranzyme's direction, that such estimates, forecasts and projections were reasonably prepared on the basis reflecting the best available estimates, forecasts and projections available to the management of Tranzyme or Ocera, as applicable, as to the future operating performance of Tranzyme or Ocera, as applicable, and that they provided a reasonable basis upon which Stifel could form its opinion. The estimates, forecasts and projections were not prepared with the expectation of public disclosure and are based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such estimates, forecasts and projections. Stifel relied on these estimates, forecasts and projections without independent verification or analyses and does not in any respect assume any responsibility for the accuracy or completeness thereof. Stifel expresses no opinion as to Tranzyme's or Ocera's projections or any other estimates, forecasts and assumptions or the assumptions on which they were made.

        Stifel was not requested to make, and did not make, an independent evaluation, physical inspection, valuation or appraisal of the properties, facilities, assets, or liabilities (contingent or otherwise) of Tranzyme or Ocera, and was not furnished with any such materials. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies and assets may actually be sold. Because such estimates are inherently subject to uncertainty, Stifel assumes no responsibility for their accuracy.

        Stifel assumed that there has been no material change in the assets, liabilities, financial condition, business or prospects of Tranzyme or Ocera since the date of the most recent relevant financial statements made available to Stifel. With respect to certain legal matters relating to Tranzyme and the merger, Stifel relied on the advice of Tranzyme's counsel.

        Stifel's opinion was limited to whether the exchange ratio was, as of the date of such opinion, fair to the holders of Tranzyme common stock, from a financial point of view. Stifel expressed no view as to any other aspect or implication of the merger, including, without limitation, the form or structure of the merger, any consequences of the merger on Tranzyme, its stockholders, creditors or otherwise, or any terms, aspects or implications of any other agreement, arrangement or understanding contemplated or entered into in connection with the merger or otherwise, including, without limitation, the simultaneous sale of Tranzyme common stock to certain investors. In addition, Stifel's opinion does not consider, address or include: (i) any other strategic alternatives currently (or which have been or may be) contemplated by the Tranzyme board of directors or Tranzyme; (ii) the legal, tax or accounting consequences of the merger on Tranzyme or the holders of Tranzyme common stock, including, without limitation, whether or not the merger will qualify as a tax-free reorganization pursuant to Section 368 of the Code; (iii) the fairness of the amount or nature of any compensation to any of Tranzyme's or Ocera's officers, directors or employees, or class of such persons, relative to the compensation to the holders of Tranzyme common stock or Ocera common stock; (iv) the effect of the merger on, or the fairness of the consideration to be paid to, holders of any class of securities of Tranzyme or Ocera other than the holders of Tranzyme common stock, or any class of securities of any other party to any transaction contemplated by the merger agreement; (v) any advice or opinions provided by any other advisor to Tranzyme or Ocera; or (vi) the treatment of, or effect of the merger on, any securities of Tranzyme other than Tranzyme common stock (or the holders of any such securities). Without limiting the generality of the foregoing, Stifel's opinion does not address any legal, tax or accounting matters, including the consequences any such matters may have on Tranzyme or its stockholders. Furthermore, Stifel expresses no opinion as to the prices, trading range or volume at which Tranzyme's securities (including the Tranzyme common stock) will trade following public announcement or consummation of the merger.

        For purposes of rendering its opinion Stifel assumed in all respects material to its analysis that the representations and warranties of each party contained in the merger agreement are true and correct and that each party will perform all of the covenants and agreements required to be performed by it under the merger agreement. Stifel also assumed that the contemplated approximately $20.0 million financing will be consummated and will occur simultaneously with the merger. Stifel also assumed that there are no factors that would delay or subject to any adverse conditions any necessary regulatory or governmental approval. In addition, Stifel assumed that the definitive transaction documents will not differ materially from the drafts reviewed by it. Stifel also assumed that the merger will be consummated substantially on the terms and conditions described in the merger agreement, without any waiver of material terms or conditions by any party and without any adjustment to the exchange ratio (beyond the adjustment provisions set forth in the merger agreement) and that obtaining any necessary regulatory approvals or satisfying any other conditions for consummation of the merger will not have an adverse effect on Tranzyme, Ocera or the merger. Stifel assumed that the merger will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, the Securities and Exchange Act of 1934 and all other applicable federal and state statutes, rules and regulations. Stifel further assumed that Tranzyme relied upon the advice of its counsel, independent accountants and other advisors (other than Stifel) as to all legal, financial reporting, tax, accounting and regulatory matters with respect to Tranzyme, the merger and the transaction documents.

        Stifel did not consider any potential legislative or regulatory changes currently being considered or recently enacted by the United States Congress, the SEC, or any other governmental or regulatory bodies, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the SEC or FASB. The opinion is not a solvency opinion and does not in any way address the solvency or financial condition of Tranzyme, Ocera or any other person.

        Stifel's opinion was necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to it as of, the date of the opinion. It is understood that subsequent developments may affect the conclusions reached in Stifel's opinion and that Stifel does not have any obligation to update, revise or reaffirm its opinion.

        The summary set forth below does not purport to be a complete description of the analyses performed by Stifel, but describes, in summary form, the material elements of the presentation that Stifel made to the Tranzyme board of directors and the Special Committee on April 21, 2013, in connection with Stifel's opinion.

        In accordance with customary investment banking practice, Stifel employed generally accepted valuation methods and financial analyses in reaching its opinion. The following is a summary of the material financial analyses performed by Stifel in arriving at its opinion. These summaries of financial analyses alone do not constitute a complete description of the financial analyses Stifel employed in reaching its conclusions. None of the analyses performed by Stifel were assigned a greater significance by Stifel than any other, nor does the order of analyses described represent relative importance or weight given to those analyses by Stifel. The summary text describing each financial analysis does not constitute a complete description of Stifel's financial analyses, including the methodologies and assumptions underlying the analyses, and if viewed in isolation could create a misleading or incomplete view of the financial analyses performed by Stifel. The summary text set forth below does not represent and should not be viewed by anyone as constituting conclusions reached by Stifel with respect to any of the analyses performed by it in connection with its opinion. Rather, Stifel made its determination as to the fairness to the common stockholders of Tranzyme of the exchange ratio, from a financial point of view, on the basis of its experience and professional judgment after considering the results of all of the analyses performed.

        Except as otherwise noted, the information utilized by Stifel in its analyses, to the extent that it is based on market data, is based on market data as it existed on or before April 19, 2013 and is not necessarily indicative of current market conditions. The analyses described below do not purport to be indicative of actual future results, or to reflect the prices at which any securities may trade in the public markets, which may vary depending upon various factors, including changes in interest rates, dividend rates, market conditions, economic conditions and other factors that influence the price of securities.

        In conducting its analysis, Stifel used five primary methodologies: selected publicly-traded companies analysis; selected precedent transactions analysis; selected precedent private financings analysis; discounted cash flow analysis; and liquidation analysis. No individual methodology was given a specific weight, nor can any methodology be viewed individually. Additionally, no company or transaction used in any analysis as a comparison, is identical to Tranzyme, Ocera or the merger, and they all differ in material ways. Accordingly, an analysis of the results described below is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading value of the selected companies or transactions to which they are being compared. Stifel used these analyses to determine the impact of various operating metrics on the implied equity value of Tranzyme or Ocera, as applicable. Each of these analyses yielded a range of implied equity values, and therefore, such implied equity value ranges developed from these analyses were viewed by Stifel collectively and not individually.

  Tranzyme Financial Analyses

Discounted Cash Flow Analysis.

        Stifel used the financial projections and estimates provided by Tranzyme's management to perform a discounted cash flow analysis of Tranzyme on a standalone basis. In conducting this analysis, Stifel assumed that Tranzyme would perform in accordance with these projections and estimates. Stifel performed an analysis of the present value of the unlevered free cash flows that Tranzyme's management projects it will generate from the second half of 2013 through 2025. The cash flows projected to be generated by Tranzyme included the upfront and milestone payments projected by management to be generated by the MATCH collaborations, including unreimbursed research and development costs, and overhead costs. Stifel probability adjusted and discounted the cash flows using discount rates ranging from 10% to 14%. Giving effect to Tranzyme's management's projected cash and cash equivalents at June 30, 2013, this analysis resulted in implied equity per share values for Tranzyme ranging from $0.32 to $0.36.

Liquidation Analysis.

        Stifel also performed a liquidation analysis of Tranzyme using information prepared by Tranzyme management and assuming Tranzyme would be liquidated on May 31, 2013. The analysis assumed a projected cash balance as of May 31, 2013 of $7.5 million, added approximately $0.9 million for projected royalty income and Canadian investment tax credits and subtracted approximately $5.3 million in liquidated expenses for personnel, infrastructure, insurance, taxes and professional services, resulting in an implied distribution to Tranzyme stockholders of approximately $3.2 million, or approximately $0.11 per share.

  Ocera Financial Analyses

Selected Companies Analysis.

        Stifel reviewed, analyzed and compared certain financial information relating to Ocera to corresponding publicly available financial information and market multiples for the following 24 publicly-traded, biopharmaceutical companies with their lead product in Phase 2 of clinical development and with equity values between $20.0 million and $500.0 million: Novavax, Inc.; Coronado Biosciences, Inc.; Cytokinetics, Inc.; MEI Pharma, Inc.; SIGA Technologies, Inc.; Targacept, Inc.; ImmunoCellular Therapeutics, Ltd; Geron Corporation; Athersys, Inc.; NeoStem, Inc.; Inovio Pharmaceuticals, Inc.; Stemline Therapeutics, Inc.; Ohr Pharmaceutical, Inc.; Cleveland BioLabs, Inc.; Neuralstem, Inc.; Medgenics, Inc.; NovaBay Pharmaceuticals, Inc.; EntreMed, Inc.; MediciNova, Inc.; MethylGene Inc.; Biodel Inc.; Advaxis, Inc.; Rexahn Pharmaceuticals, Inc. and Arrowhead Research Corporation.

        Stifel reviewed, among other things, the range of enterprise values of the selected companies, calculated as equity value based upon closing stock prices on April 19, 2013, plus the book value of debt, preferred stock, and minority interests, less cash and cash equivalents. The mean and median enterprise values for the selected companies were $80.5 million and $60.3 million, respectively. Giving effect to Ocera's projected cash and cash equivalents at June 30, 2013 as provided by Ocera's management, this analysis resulted in implied equity values for Ocera ranging from $61.2 million to $81.4 million.

Selected Precedent Transactions Analysis.

        Stifel reviewed and analyzed certain publicly available information for the following 14 recent business combinations where the acquired companies were U.S.-based biopharmaceutical companies with their lead product in Phase 2 of clinical development, with transaction equity values ranging from $20.0 million to $500.0 million, and where the transaction was announced subsequent to January 1, 2010: LigoCyte Pharmaceuticals, Inc. and Takeda America Holdings, Inc. (announced October 4, 2012); Elevation Pharmaceuticals, Inc. and Sunovion Pharmaceuticals Inc. (announced August 30, 2012); KAI Pharmaceuticals, Inc. and Amgen Inc. (announced April 10, 2012); FerroKin BioSciences, Inc. and Shire plc (announced March 15, 2012); Boston Biomedical, Inc. and Dainippon Sumitomo Pharma Co., Ltd (announced February 29, 2012); Stromedix, Inc. and Biogen Idec Inc. (announced February 14, 2012); Intellikine, Inc. and Takeda Pharmaceutical Company Limited (announced December 20, 2011); Excaliard Pharmaceuticals, Inc. and Pfizer Inc. (announced November 22, 2011); Anadys Pharmaceuticals, Inc. and Roche Holding AG (announced October 17, 2011); Vicept Therapeutics, Inc. and Allergan, Inc. (announced July 19, 2011); Synageva BioPharma Corp. and Trimeris, Inc. (announced June 13, 2011); Calistoga Pharmaceuticals, Inc. and Gilead Sciences, Inc. (announced February 22, 2011); TargeGen, Inc. and sanofi-aventis (announced June 30, 2010) and Angioblast Systems, Inc. and Mesoblast Limited (announced May 12, 2010).

        The mean and median enterprise values for the selected companies were $145.0 million and $163.2 million, respectively. Giving effect to Ocera's projected cash and cash equivalents at June 30, 2013 as provided by Ocera's management, this analysis resulted in implied equity values for Ocera ranging from $145.9 million to $164.1 million.

Selected Precedent Private Financings Analysis.

        Stifel reviewed and analyzed certain publicly available information regarding the most recent venture-backed, non-convertible debt rounds of private financing for the following 12 biopharmaceutical companies selected for having both consummated an Initial Public Offering, or IPO, since January 1, 2011 and for having a product in Phase 2 of clinical development as their most advanced program at the time of such private financing: KaloBios Pharmaceuticals, Inc., June 2012; Merrimack

Pharmaceuticals, Inc., April 2011; Chimerix, Inc., February 2011; Tetraphase Pharmaceuticals, Inc., June 2010; AcelRx Pharmaceuticals, Inc., November 2009; Clovis Oncology, Inc., November 2009; Endocyte, Inc., October 2009; NewLink Genetics Corporation, July 2009; Hyperion Therapeutics, Inc., June 2009; Stemline Therapeutics, Inc., October 2007; Tranzyme, Inc., January 2007; and ChemoCentryx, Inc., August 2006.

        The mean and median pre-money valuations for the selected financings and the equity values for Ocera implied by this analysis were $80.4 million and $107.6 million, respectively.

Discounted Cash Flow Analysis.

        Stifel used the financial projections and estimates provided by Ocera management, modified by Tranzyme management, to perform a discounted cash flow analysis of Ocera. In conducting this analysis, Stifel assumed that Ocera would perform in accordance with these projections and estimates. Stifel performed an analysis of the present value of the unlevered free cash flows that Ocera's management projected it will generate from the second half of 2013 through calendar year-end 2025. Stifel probability adjusted and discounted the cash flows projected for the specified period using discount rates ranging from 10% to 14%. Giving effect to Ocera's projected cash and cash equivalents at June 30, 2013 as provided by Ocera management, this analysis resulted in implied equity values for Ocera ranging from $84.3 million to $155.9 million.

        Solely for illustrative purposes, Stifel noted that all of the Ocera equity values implied in the Ocera financial analyses described above exceed the implied equity value of Ocera in the proposed merger of $32.0 million calculated based upon Tranzyme's share price at the close of the market on April 19, 2013.

  Relative Valuation / Exchange Ratio Analysis

        Stifel analyzed the relative valuations resulting from the current fully-diluted equity value per share of Tranzyme with the stand-alone fully-diluted equity value ranges per share calculated for Ocera implied by in the selected companies, selected precedent transactions, selected precedent private financings and discounted cash flow analyses summarized above.

        The result of this relative valuation analysis showed a range of implied post-closing pro forma ownership ratios of 2.943:1 to 3.913:1, 7.018:1 to 7.893:1, 3.867:1 to 5.176:1, and 4.055:1 to 7.499:1 for the selected companies, selected precedent transactions, selected precedent private financings and discounted cash flow analyses, respectively.

        Stifel noted that all the implied pro forma ownership ratios in this analysis exceeded the 1.538:1 ratio implied by the proposed merger transaction.

        Stifel noted that the implied ownership percentages of Tranzyme stockholders implied by the ownership ratios noted above were 16.5% to 12.9%, 7.6% to 6.9%, 13.1% to 10.1%, and 12.5% to 7.2%, for the selected companies, selected precedent transactions, selected precedent private financings and discounted cash flow analyses, respectively; and that all the implied ownership percentages in this analysis were lower than the 27.4% ownership percentage of Tranzyme stockholders implied by the ratio proposed in the merger.

  Conclusion

        Based upon the foregoing analyses and the assumptions and limitations set forth in full in the text of Stifel's opinion, Stifel was of the opinion that, as of the date of Stifel's opinion, the exchange ratio was fair to the holders of Tranzyme's common stock, from a financial point of view.

        The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Stifel considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Stifel believes that the summary provided and the analyses described above must be considered as a whole and that selecting portions of these analyses, without considering all of them, would create an incomplete view of the process underlying Stifel's analyses and opinion; therefore, the range of valuations resulting from any particular analysis described above should not be taken to be Stifel's view of the actual value of Tranzyme or Ocera.

        Stifel is acting as financial advisor to Tranzyme in connection with the merger. It received a fee of $250,000 for rendering its opinion which was not contingent upon consummation of the merger but is creditable against the $625,000 of transaction fees payable to Stifel which are contingent upon the completion of the merger. In addition, Tranzyme has agreed to indemnify Stifel for certain liabilities arising out of Stifel's engagement. Stifel acted as co-manager of Tranzyme's initial public offering in April 2011. Other than as provided in the immediately preceding sentence, no other material relationships existed between Stifel and any party to the merger during the two years prior to the date of Stifel's opinion or that are mutually understood to be contemplated in which any compensation was received or is intended to be received as a result of the relationship between Stifel and any party to the merger. Stifel may seek to provide investment banking services to Tranzyme or its affiliates in the future, for which Stifel would seek customary compensation.

Interests of Tranzyme's Directors and Executive Officers in the Merger

        In considering the recommendation of Tranzyme's board of directors with respect to issuing shares of Tranzyme's common stock as contemplated by the merger agreement and the other matters to be acted upon by Tranzyme's stockholders at the special meeting, Tranzyme's stockholders should be aware that members of the board of directors and executive officers of Tranzyme have interests in the merger that are different from, or in addition to, the interests of Tranzyme's stockholders. Tranzyme's board of directors was aware of these potential conflicts of interest and considered them, among other matters, in reaching its decision to approve the merger agreement and the related transaction and to recommend that Tranzyme's stockholders vote to approve the issuance of Tranzyme's common stock in connection with the merger and the other matters to be acted upon by Tranzyme's stockholders at the special meeting.

  Ownership Interests

        As of May 1, 2013, all directors and executive officers of Tranzyme, together with their affiliates, beneficially owned approximately 15.39% of the shares of Tranzyme's common stock. The affirmative vote of the holders of a majority of the shares of Tranzyme's common stock present in person or represented by proxy and voting on such matter at the special meeting is required for approval of Proposal 1, Proposal 2 and Proposal 5. The affirmative vote of holders of a majority of the outstanding shares of Tranzyme's common stock as of the record date for the special meeting is required for approval of Proposal 3 and Proposal 4.

        Thomas, McNerney & Partners and its affiliates beneficially owned approximately 11.04% of the shares of Tranzyme's common stock, prior to the merger, and approximately 26.2% of the outstanding shares of Ocera's capital stock (on an as-converted to Ocera common stock basis), prior to the merger. Alex Zisson is a member of the board of directors of Tranzyme and is a partner at Thomas, McNerney & Partners.

  Employment Agreements

        Tranzyme has entered into employment agreements with each of its executive officers.

        Vipin K. Garg, Ph.D.    On February 20, 2007, we entered into an Amended and Restated Agreement of Employment with Dr. Garg, our President and Chief Executive Officer, providing for his continued employment, effective as of the signing date. This employment agreement, as amended on July 16, 2008 and on March 8, 2011, provides for an initial term of three years with automatic renewals each year thereafter unless terminated by either the company or Dr. Garg. Dr. Garg's base salary was originally set at $270,000 per year, subject to annual review and increases based on Dr. Garg's performance and our performance. Under the employment agreement, Dr. Garg is also eligible to receive an annual bonus payment of up to 35% of his annual base salary, based on achievement of certain performance milestones identified by our Board of Directors in consultation with Dr. Garg. For the avoidance of doubt, Dr. Garg's base salary is currently $370,000 per year and he is eligible to receive an annual bonus payment of up to 50% of his annual base salary. Furthermore, he is eligible to participate in our group benefits programs, including but not limited to medical insurance, vacation and retirement plans, and will be provided with life insurance and the ability to participate in a 401(k) plan. In the event Dr. Garg is terminated by us without cause, as defined in the employment agreement, or he resigns with good reason, as defined in the employment agreement, including any material reduction in base compensation or material diminution in title, duties or responsibilities as President and Chief Executive Officer, Dr. Garg will be entitled to receive (i) continued payment of his base salary for 12 months, (ii) a pro-rata portion of his bonus for the year of termination and (iii) continuation of his taxable and non-taxable benefits for 12 months, subject to the limits under the Treasury Regulation Section 1.409A-1(b)(9)(v)(D). Additionally, all of Dr. Garg's stock options that would have otherwise vested during the 12 month period from the date of termination (assuming no termination had occurred) shall vest immediately. In the event that Dr. Garg is terminated for cause or he terminates his employment without good reason, Dr. Garg will not be entitled to the payments and benefits described above unless mutually agreed upon in writing. Dr. Garg's employment agreement also includes a two-year non-solicitation covenant and a one year non-compete covenant following the termination of Dr. Garg's employment.

        We also entered into a Change in Control Agreement with Dr. Garg effective as of June 13, 2008 providing for certain benefits to Dr. Garg in the event of the termination of his employment following a change in control. In the event that Dr. Garg's employment is terminated (i) by us for any reason other than for cause, as defined in the agreement (other than by reason of his death or permanent disability) or (ii) by Dr. Garg for good reason as defined in the agreement, including substantial reduction or diminishment of duties, responsibilities or salary or relocation of Dr. Garg's place of employment by more than 50 miles, in either case, in immediate anticipation of, concurrently with, or within 12 months following a change in control, Dr. Garg will be entitled to receive (a) an amount equal to 12 months' of his then-current monthly base salary (less all applicable deductions for withholding taxes and the like) payable as a single lump sum, (b) an amount equal to: (x) the percentage of his annual base salary received as a bonus payment for the preceding calendar year multiplied by (y) his base salary for the year of termination, and (c) an amount equal to the cost of the premium for continued health insurance coverage at the same coverage level and on the same terms and conditions which applied immediately prior to the date of termination for 12 months from the date of termination.

        Helmut Thomas, Ph.D.    Effective June 13, 2008, we entered into a Change in Control Agreement with Dr. Thomas, our Senior Vice President, Research and Preclinical Development, providing for certain benefits to Dr. Thomas in the event of his termination of employment following a change in control. In the event that Dr. Thomas' employment is terminated (i) by us for any reason other than for cause, as defined in the agreement (other than by reason of his death or permanent disability) or (ii) by Dr. Thomas for good reason as defined in the agreement, including substantial reduction or diminishment of duties, responsibilities or salary or relocation of Dr. Thomas' place of employment by more than 50 miles, in either case, in immediate anticipation of, concurrently with, or within 12 months following a change in control, Dr. Thomas will be entitled to receive (a) an amount equal to

12 months' of his then-current monthly base salary (less all applicable deductions for withholding taxes and the like) payable as a single lump sum, (b) an amount equal to: (x) the percentage of his annual base salary received as a bonus payment for the preceding calendar year multiplied by (y) his base salary for the year of termination, and (c) an amount equal to the cost of the premium for continued health insurance coverage at the same coverage level and on the same terms and conditions which applied immediately prior to the date of termination for 12 months from the date of termination.

        Franck S. Rousseau, M.D.    On November 2, 2011, we entered into a Change in Control Agreement with Dr. Rousseau, our Chief Medical Officer, providing for certain benefits to Dr. Rousseau in the event of his termination of employment following a change in control. In the event that Dr. Rousseau's employment is terminated (i) by us for any reason other than for cause, as defined in the agreement (other than by reason of his death or permanent disability) or (ii) by Dr. Rousseau for good reason as defined in the agreement, including substantial reduction or diminishment of duties, responsibilities or salary or relocation of Dr. Rousseau's place of employment by more than 50 miles, in either case, in immediate anticipation of, concurrently with, or within 12 months following a change in control, Dr. Rousseau will be entitled to receive (a) an amount equal to six months' of his then-current monthly base salary (less all applicable deductions for withholding taxes and the like) payable as a single lump sum, (b) an amount equal to: (x) the percentage of his annual base salary received as a bonus payment for the preceding calendar year multiplied by (y) his base salary for the year of termination, and (c) an amount equal to the cost of the premium for continued health insurance coverage at the same coverage level and on the same terms and conditions which applied immediately prior to the date of termination for six months from the date of termination.

        David S. Moore.    On November 2, 2011, we entered into a Change in Control Agreement with Mr. Moore, our Chief Business Officer, providing for certain benefits to Mr. Moore in the event of his termination of employment following a change in control. In the event that Mr. Moore's employment is terminated (i) by us for any reason other than for cause, as defined in the agreement (other than by reason of his death or permanent disability) or (ii) by Mr. Moore for good reason as defined in the agreement, including substantial reduction or diminishment of duties, responsibilities or salary or relocation of Mr. Moore's place of employment by more than 50 miles, in either case, in immediate anticipation of, concurrently with, or within 12 months following a change in control, Mr. Moore will be entitled to receive (a) an amount equal to six months' of his then-current monthly base salary (less all applicable deductions for withholding taxes and the like) payable as a single lump sum, (b) an amount equal to: (x) the percentage of his annual base salary received as a bonus payment for the preceding calendar year multiplied by (y) his base salary for the year of termination, and (c) an amount equal to the cost of the premium for continued health insurance coverage at the same coverage level and on the same terms and conditions which applied immediately prior to the date of termination for six months from the date of termination.

        On February 8, 2013, we entered into a Severance Agreement with Mr. Moore in connection with his promotion as our Chief Business Officer. If Mr. Moore's employment is terminated without Cause (as defined in the agreement) other than by reason of his death or disability, and is not in immediate anticipation of, concurrently with, or within twelve months following a Change of Control (as defined in the agreement), subject to his execution of a customary separation agreement and unrevoked release, he shall be entitled to receive (i) salary continuation for the six month period immediately following the date of termination at the rate in effect at termination and subject to reduction on a dollar for dollar basis by any compensation received in connection with any employment or consulting relationship with any other person or entity during such six month period, such salary payable starting within 60 days of the date of termination with the first installment to cover amounts retroactive to the day immediately following the date of termination and (ii) if Mr. Moore was participating in our group health plan immediately prior to the date of termination and elects health continuation under COBRA, monthly cash payments in an amount equal to the monthly employer contribution that we would have made to provide health insurance to Mr. Moore for the period of six months following the date of termination or until such sooner date as Mr. Moore begins employment with another employer. This agreement supplements Mr. Moore's Change in Control Agreement, provided, that in no event shall Mr. Moore be entitled to pay and benefits under both his Severance Agreement and Change in Control Agreement.

        Rhonda L. Stanley.    On February 8, 2013, we entered into a Retention and Change in Control Agreement with Rhonda L. Stanley, our corporate controller, principal financial officer and principal accounting officer, providing for retention and change in control benefits. Pursuant to the agreement, Ms. Stanley will receive a retention bonus in an amount equal to 50% of her then annual base salary, less applicable deductions and withholdings, if she remains employed by us until September 30, 2013. Additionally, if her employment is terminated without Cause (as defined in the agreement) other than by reason of her death or disability prior to September 30, 2013, and is not in immediate anticipation of, concurrently with, or within twelve months following a Change of Control (as defined in agreement), subject to Ms. Stanley's execution of a customary separation agreement and unrevoked release, she shall be entitled to receive (i) salary continuation for the six month period immediately following the date of termination at the rate in effect at termination and subject to reduction on a dollar for dollar basis by any compensation received in connection with any employment or consulting relationship with any other person or entity during such six month period, such salary payable starting within 60 days of the date of termination with the first installment to cover amounts retroactive to the day immediately following the date of termination and (ii) if Ms. Stanley was participating in our group health plan immediately prior to the date of termination and elects health continuation under COBRA, monthly cash payments in an amount equal to the monthly employer contribution that we would have made to provide health insurance to Ms. Stanley for the period of six months following the date of termination or until such sooner date as Ms. Stanley begins employment with another employer.

        In addition, if her employment is terminated without Cause or for Good Reason (each as defined in the agreement) in immediate anticipation of, concurrently with, or within twelve months following a Change of Control (as defined in the agreement), subject to Ms. Stanley's execution of a customary separation agreement and unrevoked release, she shall be entitled to receive (i) six months annual salary at the rate in effect at termination payable in lump sum, (ii) an amount equal to the percentage of her annual base salary received as a bonus payment for the calendar year immediately preceding the year of termination multiplied by her base salary received in the year of termination excluding the amount described in the preceding clause (i), payable in lump sum, and (iii) an amount equal to the cost of the premium for continued health insurance coverage at the same average level and on the same terms and conditions which applied immediately prior to the date of termination for six months from the date termination, paid directly to our health insurance provider, provided Ms. Stanley properly elects and maintains continued health insurance. If Ms. Stanley was not participating in our group health insurance plan at the time of her termination of employment, we shall pay in lieu of the amount described in clause (iii) such amount equal to the monthly payment Ms. Stanley is making to obtain individual health insurance coverage at the same level and on the same terms and conditions which applied immediately prior to the date of termination, subject to Ms. Stanley providing satisfactory proof of her payment of premiums in accordance with our normal expense reimbursement policy.

  Potential Payments Upon Termination and Change in Control

        The following table and summary set forth potential payments and benefits payable to our current executive officers upon a termination of employment without cause or resignation for good reason or termination of employment without cause or resignation for good reason following a change in control. Our Compensation Committee may in its discretion revise, amend or add to the benefits if it deems advisable. The table below reflects amounts payable to our executive officers assuming the termination occurred on, and their employment was terminated on, December 31, 2012 and, if applicable, a change of control also occurred on such date.

        Payments upon certain terminations of employment as set forth in the table below are determined by the terms of our CEO's employment agreement and the respective named executive officer's change in control agreements. The amounts payable upon a change in control represent accelerated vesting of options and are determined by the terms of the equity incentive plan under which the options have been granted and the terms of the grant agreement governing the options. Grant agreements for options under our stock option plans generally have provided for 100% acceleration of unvested options for all grantees in connection with a change in control because our Board of Directors believes that this accelerated vesting provides our employees an incentive to assist in the successful completion of a change in control transaction.

Name	Benefit	Without cause or for good reason	Change in control
Vipin K. Garg, Ph.D.	Base salary continuation	$370,000	$370,000
	Bonus	—	—
	Continuation of benefits(1)	26,114	26,114
	Vesting of Options(2)	—	—

	Total	396,114	396,114
Helmut Thomas, Ph.D.	Base salary continuation	—	272,000
	Bonus	—	—
	Continuation of benefits(1)	—	6,770
	Vesting of Options(2)	—	—

	Total	—	278,770
Franck S. Rousseau	Base salary continuation	—	165,000
	Bonus	—	—
	Continuation of benefits(1)	—	12,344
	Vesting of Options(2)	—	—

	Total	—	177,344
David S. Moore	Base salary continuation	—	125,000
	Bonus	—	—
	Continuation of benefits(1)	—	10,661
	Vesting of Options(2)	—	—

	Total	—	135,661

(1)
Amounts shown for continuation of benefits represent estimates for the continuation of medical, disability and other insurance benefits afforded to the executive officers and eligible family members in accordance with the executive officer's employment agreement and/or change in control agreement.

(2)
Upon change of control all awards vest as of the change of control date. This number assumes all outstanding unvested options as of December 31, 2012 held by each named executive officer would vest. The aggregate value reported is based on the spread between the closing stock market price of $0.5402 on December 31, 2012 and the respective exercise price for each option granted. The exercise price of all executive officer unvested options exceeded the closing stock market price on December 31, 2012.

Interests of Ocera's Directors and Executive Officers in the Merger

  Board of Directors and Management

        Each of the six current directors of Ocera is expected to serve on the board of Tranzyme effective as of the effective time of the merger. Those individuals are as follows:

        Lars G. Ekman, M.D., Ph.D., age 63, has served as a director of Ocera since January 2009. Dr. Ekman has been employed at Sofinnova Ventures for five years and currently serves as an Executive Partner. With more than 28-years of experience in the pharmaceutical industry, Dr. Ekman served as Co-Founder and Chief Executive Officer of Cebix Inc., from 2008 to 2010 and prior to that he was Executive Vice President and President of Global Research and Development of Elan Corporation plc from January 2001 to December 2007. Prior to joining Elan, he was Executive Vice President, Research and Development at Schwarz Pharma AG from February 1997 to December 2000, and was previously employed in a variety of senior scientific and clinical functions at Pharmacia, now Pfizer. Dr. Ekman serves as the Lead Independent Director of the board of InterMune and of Amarin Corporation, the Executive Chairman of Sophiris Bio Inc. (formerly Protox Therapeutics) and the Chairman of Prothena Biosciences, each of which entities is publicly traded. Additionally, he is a member of the board of Cebix Inc. Dr. Ekman is a board certified surgeon with a Ph.D. in experimental biology and has held several clinical and academic positions in the United States and Europe. He obtained his Ph.D. and M.D. from the University of Gothenburg, Sweden. Based on Dr. Ekman's extensive knowledge of the research, development and commercialization of pharmaceutical products in a variety of therapeutic areas that he gained as a former senior executive at several global pharmaceutical companies and his medical background, Ocera believes that Dr. Ekman brings global experience and proven leadership in the pharmaceutical industry to the board of Ocera and will do likewise as a member of the board of Tranzyme effective as of the effective time of the merger.

        Linda S. Grais, M.D., age 56, has served as a member of the Board of Directors of Ocera Therapeutics, Inc. since January 2008 and as President and Chief Executive Officer of Ocera Therapeutics, Inc. since June 2012. Prior to her employment by Ocera, Dr. Grais served as a Managing Member at InterWest Partners, a venture capital firm from May 2005 until February 2011. From July 1998 to July 2003, Dr. Grais was a founder and executive vice president of SGX Pharmaceuticals Inc., a drug discovery company focusing on new treatments for cancer. Prior to that, she was a corporate attorney at Wilson Sonsini Goodrich & Rosati, where she practiced in such areas as venture financings, public offerings and strategic partnerships. Before practicing law, Dr. Grais worked as an assistant clinical professor of Internal Medicine and Critical Care at the University of California, San Francisco. Dr. Grais received a B.A. from Yale University, magna cum laude, and Phi Beta Kappa, an M.D. from Yale Medical School and a J.D. from Stanford Law School. Dr. Grais is an appropriate nominee to the Company's Board of Directors because of her diverse training and experience as both a medical doctor and a lawyer, her experience as a founder and senior executive of a pharmaceutical company, and her experience as an investor in new life sciences companies. She currently serves on the Board of Directors of Arca Biopharma, Inc.

        Nina Kjellson, age 38, has served on Ocera's board of directors since June 2011. Ms. Kjellson is a managing director at InterWest Partners, a venture capital firm, where she has been employed since 2002. From June 2000 to June 2002, she served as an investment manager at Bay City Capital, a life sciences merchant bank, and from October 1999 to June 2000, as a research associate at Oracle Partners, a healthcare-focused hedge fund. From August 1997 to September 1999, Ms. Kjellson conducted health policy and survey research with the Kaiser Family Foundation, a private foundation focusing on healthcare issues. She holds a B.A. in Human Biology from Stanford University. Ms. Kjellson currently serves on the board of directors of Trius Therapeutics, Inc., a publicly held company. Ocera believes Ms. Kjellson's extensive healthcare investment experience, knowledge of financial markets and expertise in biopharmaceuticals companies makes her an appropriate nominee to serve on the board of Tranzyme effective as of the effective time of the merger.

        Michael Powell, Ph.D., age 58, has served on Ocera's board of directors since June 2006. Dr. Powell has been a managing general partner of Sofinnova Ventures, a venture capital firm, since 1997. From 1990 to 1997, Dr. Powell served as group leader of drug delivery at Genentech, Inc. From 1987 to 1990, he was the director of product development for Cytel Corporation, a biotechnology firm. He is an adjunct professor at the University of Kansas. Dr. Powell is currently the board president of AVAC (AIDS Vaccine Advocacy Coalition) and a past strategic advisor to OneWorld Health and to the IAVI (International AIDS Vaccine Initiative) Innovation Fund. Within the past five years, Dr. Powell served on the board of directors of each of Trius Therapeutics, Inc. and Orexigen Therapeutics, Inc., each of which is a publicly held company, and currently serves on the board of directors of several private companies, including Ascenta Therapeutics, Labrys Biologics, and Mirna Therapeutics. Dr. Powell holds a B.S. in chemistry and a Ph.D. in physical chemistry from the University of Toronto, and completed his post-doctorate work in bio-organic chemistry at the University of California. Ocera believes that Dr. Powell's leadership and corporate governance experience from his experience with life sciences companies and his service on the boards of directors of other companies, including his service on other audit and nominating and corporate governance committees, makes him an appropriate nominee to serve on the board of Tranzyme effective as of the effective time of the merger.

        Pratik Shah, Ph.D., age 43, has served as a director of Ocera since September 2005. Dr. Shah is a partner with Thomas, McNerney & Partners, a health care venture firm that invests in life science and medical technology companies, and has been with that firm since 2004. In addition he serves on the boards of Auspex Pharmaceuticals, Cebix Inc. and SGB Inc. Prior to joining Thomas, McNerney & Partners, Dr. Shah was the Chief Business Officer and co-founder of Kalypsys, Inc., a biopharmaceutical company. Before that, he was at McKinsey & Company, where he focused on biotechnology and venture capital projects. Dr. Shah holds a Ph.D. in Biochemistry & Molecular Biology and an M.B.A. in Finance from the University of Chicago. Dr. Shah is an appropriate nominee to serve on the board of Tranzyme effective as of the effective time of the merger because of his educational background, his experience as a board member, founder and senior executive of biotechnology and pharmaceutical companies, and his experience as an investor in new life sciences companies.

        Eckard Weber, M.D., age 63, is a co-founder of Ocera and served as a member of its board of directors since Ocera's inception in December 2004, and as the chairman of Ocera's board of directors since March 2004. Dr. Weber is also an employee of Domain Associates, L.L.C., a private venture capital management firm focused on life sciences, a position he has held since 2001. Dr. Weber currently serves as interim chief executive officer of Sonexa Therapeutics, a seed-stage biopharmaceutical company. He is chairman of the board at Ascenta Therapeutics, Inc., Ocera Therapeutics Inc., Sequel Pharmaceuticals, Inc., Tobira Therapeutics, Inc. and Tragara Pharmaceuticals, Inc. Dr. Weber is an observer on the board of directors of Syndax Pharmaceuticals, Inc. and a member of the board of directors of Adynxx, Inc., Domain Elite Holdings, Ltd., and RightCare Solutions, Inc. Dr. Weber was chairman of Peninsula Pharmaceuticals, Inc. until the company was sold to Johnson & Johnson in 2005, chairman of Cerexa Inc. until the company was sold to Forest Laboratories, Inc. in January 2007, chairman of NovaCardia, Inc. until the company was sold to Merck in September 2007, chairman of Calixa Therapeutics until the company was sold to Cubist Pharmaceuticals in December 2009 and a board member of Conforma Therapeutics Corporation and Cabrellis Pharmaceuticals Corporation until they were sold to Biogen-IDEC, Inc. and Pharmion Corporation, respectively. Dr. Weber also has over 20 years of drug discovery and development experience and has been a consultant to biotechnology and pharmaceutical companies. Until 1995, he was a tenured Professor of Pharmacology at the University of California, Irvine. Dr. Weber is the inventor or co-inventor of over 40 patents and patent applications, and has published over 130 papers in scientific periodicals. Dr. Weber is a member of the board of director of Orexigen, Inc., and, during the past five years, served as a member of the board of directors of Novacea, Inc., each of which is a publicly traded company. Dr. Weber holds a B.S. from Kolping College in Germany and an M.D. from the University of Ulm Medical School in Germany. Because of Dr. Weber's operational, strategic and corporate leadership experience, and his experience as a founding chief executive officer and board member of, and consultant to, numerous biopharmaceutical companies, Ocera believes that Dr. Weber is an appropriate nominee to serve on the board of Tranzyme effective as of the effective time of the merger.

        The executive officers of Ocera who will be deemed executive officers of Tranzyme as of the effective time of the merger include Dr. Grais as noted above and Dana S. McGowan.

        Dana S. McGowan, age 54, is the Chief Financial Officer and Secretary of Ocera Therapeutics, Inc. and has served in those positions since September 2005 and September 2006, respectively. Prior to her employment with Ocera, Ms. McGowan was V.P. Finance and Administration and CFO for MedVantx, a healthcare technology company from 2001 to 2004. She held similar roles at Kinzan, Inc. an internet company, and DepoTech Corporation, a public drug delivery company. She has also held various financial positions with Cytel Corporation, a public biotechnology company, and at SAIC, a public Fortune 500 technical services company. Her experience at Kinzan, DepoTech and Cytel included initial public offerings and secondary offerings. She has been responsible for venture and debt financing, mergers and acquisitions, financial strategy, planning and operations. She received her B.S. in Business Administration from San Diego State University and is a certified public accountant.

        Drs. Weber, Shah and Powell and Ms. Kjellson are each employees of or otherwise affiliated with stockholders of Ocera. See "Security Ownership of Principal Stockholders and Management of Ocera" beginning on page 119.

  Ownership Interests

        As noted above under "Interests of Tranzyme's Directors and Executive Officers in the Merger" (page 52), as of May 1, 2013, Thomas, McNerney & Partners and its affiliates beneficially owned approximately 11.04% of the shares of Tranzyme's common stock, prior to the merger, and approximately 26.2% of the outstanding shares of Ocera's capital stock (on an as-converted to Ocera common stock basis), prior to the merger. Dr. Shah is a member of the board of directors of Ocera and is a partner at Thomas, McNerney & Partners.

  Stock Options

        The Ocera Therapeutics, Inc. 2005 Stock Plan covers an aggregate of 6,550,000 shares of the common stock of Ocera. At the effective time of the merger, Ocera's option plan and each outstanding option under the plan will be assumed by Tranzyme and the outstanding options will be converted into options to purchase Tranzyme common stock. Under the terms of Ocera's option plan, the proposed merger is a transaction that will result in the acceleration of vesting of the outstanding Ocera options, effective as of the effective time of the merger.

  Employment and Related Agreements

        Dr. Grais has served on Ocera's board of directors since January 2008. In June 2012, Dr. Grais became employed by Ocera as President and Chief Executive Officer. Under the terms of her June 7, 2012 offer letter from Ocera, Dr. Grais is to be employed on an "at-will," part-time basis. Currently, Dr. Grais is employed at 75% of a full time equivalent at a salary of $255,000 based on a full time equivalent salary of $340,000. The letter further provides that, while Dr. Grais would remain on Ocera's board of directors following her employment by Ocera, she was to resign, and did resign, from Ocera's audit committee.

        The offer letter further provides that, in the event of the consummation of certain corporate transactions, Dr. Grais would be entitled to an incentive bonus equal to 4% of the consideration paid in such transaction. If Dr. Grais terminates her employment with "good reason" (as defined in her letter) prior to the closing of such corporate transaction or the expiration of the term of her employment, or if Ocera elects to terminate her employment without "cause" (as defined in her letter) prior to the consummation of such a corporate transaction or the expiration of the term of her employment, she will continue to be eligible for that incentive bonus. Although standard forward and change in control mergers would trigger the payment of such bonus, the merger with Tranzyme, structured as a reverse triangular merger for various business and tax consideration favorable to the parties and their stockholders, does not technically trigger the payment of the bonus.

        Pursuant to her offer letter, Dr. Grais was also granted an option to purchase such number of shares of Ocera's common stock as represented one percent thereof on a fully-diluted basis. The option is immediately exercisable as to all shares thereunder but any shares issued upon exercise of the option are subject to a right of repurchase in favor of Ocera upon termination of her employment with Ocera for any reason. One-half of the shares covered by her option vest in equal monthly installments over the first year of the term thereof and the other one-half upon the occurrence of certain corporate transactions. The option granted pursuant to the terms of her offer letter was amended on April 22, 2013 to conform the definition of those corporate transactions which would trigger the vesting of such other half of the shares covered by her option to the definition used in Ocera's 2005 Stock Plan and applicable to all other employees of Ocera. As a result, her option will vest in full as of the effective time of the merger, as will the options of all other employees of Ocera.

        Dr. Grais is eligible to receive performance based bonuses in an amount of up to 35% of her base salary.

        Effective as of the effective time of the merger, Dr. Grais will become the President and Chief Executive Officer of Tranzyme. Although no decision has been made as to her compensation package, it is expected that she will receive compensation in line with compensation payable to other similar executives in other similar stage companies within industries comparable to Tranzyme.

        Dana S. McGowan is employed on an "at will" basis as the Chief Financial Officer and Secretary of Ocera. Pursuant to an offer letter between Ocera and Ms. McGowan, dated September 12, 2005, as amended by a letter agreement dated January 24, 2008, in the event that the employment of Ms. McGowan is terminated without cause (as determined in good faith by the board of directors of Ocera), Ms. McGowan is entitled to continue to be paid at her then base salary for three months. As of the date of filing, Ms. McGowan's annual salary is $247,700. She is eligible to receive performance based bonuses in an amount of up to 25% of her base salary. She holds options for an aggregate of 567,489 shares of which 561,239 shares are fully vested and the balance of which will vest on the earlier of the date set forth in such options and the effective time of the merger. Effective as of the effective time of the merger, Ms. McGowan will become the Chief Financial Officer of the combined company. Although no decision has been made as to her compensation package, it is expected that she will receive compensation in line with compensation payable to other similar executives in other similar stage companies within industries comparable to Tranzyme.

Material U.S. Federal Income Tax Consequences of the Merger

        Ocera and Tranzyme intend the merger to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, or the Code. Each of Ocera and Tranzyme will use its commercially reasonable efforts to cause the merger to qualify as a reorganization within the meaning of Section 368(a) of the Code, and not to, and not to permit or cause any affiliate or any subsidiary of Ocera or Tranzyme to, take any action or cause any action to be taken which would reasonable be expected to cause the merger to fail to qualify as a reorganization under

Section 368(a) of the Code. Ocera and Tranzyme will cooperate and use their commercially reasonable efforts in order for Ocera to obtain from Reed Smith LLP, and Tranzyme to obtain from Skadden, Arps, Slate, Meagher & Flom LLP, an opinion that the merger will constitute a reorganization within the meaning of Section 368(a) of the Code. Completion of the merger is conditioned upon receipt of such opinions. Neither Ocera nor Tranzyme may waive such respective tax opinion closing condition to the merger after the Ocera stockholders and the Tranzyme stockholders have approved the merger unless further approval is obtained from the Ocera stockholders and the Tranzyme stockholders with appropriate disclosure.

        Assuming that the merger will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and subject to the qualifications and assumptions described in this proxy statement neither Tranzyme nor its stockholders will not recognize any gain or loss for federal income tax purposes as a result of the merger. Therefore, there will be no material U.S. federal income tax consequences of the merger for Tranzyme stockholders.

        The foregoing discussion is for general information purposes only and is not intended to be a complete analysis or description of all potential U.S. federal income tax consequences of the merger. In addition, the discussion does not address tax consequences which may vary with, or are contingent on, your individual circumstances. Moreover, the discussion does not address any non-income tax or any foreign, state or local tax consequences of the merger. Accordingly, you are strongly encouraged to consult with your own tax advisor as to the tax consequences of the merger in your particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws.

Anticipated Accounting Treatment

        The merger will be treated by Tranzyme as a reverse merger under the purchase method of accounting in accordance with accounting principles generally accepted in the United States, or GAAP. For accounting purposes, Ocera is considered to be acquiring Tranzyme in this transaction. Therefore, the aggregate consideration paid in connection with the merger, together with the direct costs of acquisition, will be allocated to Tranzyme's tangible and intangible assets and liabilities based on their fair market values. The assets and liabilities and results of operations of Tranzyme will be consolidated into the results of operations of Ocera as of the effective time of the merger. These allocations will be based upon a valuation that has not yet been finalized.

THE MERGER AGREEMENT

        The following is a summary of the material terms of the merger agreement. A copy of the merger agreement is attached as Annex C to this proxy statement and is incorporated by reference into this proxy statement. The merger agreement has been attached to this proxy statement to provide you with information regarding its terms. The summary of the material terms of the merger agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement. This summary may not contain all of the information about the merger agreement that is important to you. Tranzyme urges you to read carefully the merger agreement in its entirety as it is the legal document governing the merger.

 Form of the Merger

        Upon the terms and subject to the conditions of the merger agreement, Terrapin Acquisition, Inc., or acquisition subsidiary, a Delaware corporation and wholly-owned subsidiary of Tranzyme formed by Tranzyme in connection with the merger, will merge with and into Ocera. The merger agreement provides that upon the consummation of the merger the separate existence of acquisition subsidiary shall cease. Ocera will continue as the surviving corporation and will be a wholly-owned subsidiary of Tranzyme. Under the merger agreement, the parties agreed to reasonably cooperate in the consideration and implementation of alternative structures to effect the business combination contemplated by the merger agreement as long as any such alternative structure does not impose a material delay on, or condition to, the consummation of the merger, cause any condition to the consummation of the merger contained in the merger agreement to not be capable of being satisfied or adversely affect any of the parties thereto or either of the parties' stockholders.

        After completion of the merger, assuming Proposal No. 4 is approved by Tranzyme stockholders at the Tranzyme special meeting, Tranzyme will be renamed "Ocera Therapeutics, Inc." and expects to trade on the NASDAQ Global Market under the symbol "OCRX".

Effective Time of the Merger

        The merger agreement requires the parties to consummate the merger after all of the conditions to the consummation of the merger contained in the merger agreement are satisfied or waived, including the adoption of the merger agreement by the stockholders of Ocera and the approval by the Tranzyme stockholders of the issuance of Tranzyme common stock. The merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware or at such later time as is agreed by Tranzyme and Ocera and specified in the certificate of merger. Neither Tranzyme nor Ocera can predict the exact timing of the consummation of the merger.

Merger Consideration

        Immediately prior to the effective time of the merger, each share of Ocera preferred stock outstanding at such time will be converted into shares of Ocera common stock in accordance with the certificate of incorporation of Ocera then in effect. At the effective time of the merger:

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  any shares of Ocera common stock or preferred stock held as treasury stock or held or owned by Ocera or any of its subsidiaries or acquisition subsidiary shall be cancelled and cease to exist and no consideration shall be delivered in exchange therefor; and

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  each share of Ocera common stock (excluding shares to be cancelled as described above and shares which are held by Ocera stockholders who have exercised and perfected appraisal rights or dissenters' rights for such shares in accordance with the DGCL or California Corporations Code, if and to the extent applicable) shall be converted solely into the right to receive a number of shares of Tranzyme common stock equal to the "exchange ratio" (as defined in the merger agreement).

        The "exchange ratio" shall be equal to the quotient of (i) (A) the sum of (x) 45,000,000, plus (y) the amount, if any, by which Ocera's closing net working capital exceeds $890,000, or minus (z) the amount, if any, by which Ocera's net working capital is less than $890,000, multiplied by (B) the number of outstanding shares of Tranzyme common stock on a fully-diluted basis as of immediately prior to the effective time of the merger, divided by (ii) (A) the sum of (x) 17,000,000, plus (y) the amount, if any, by which Tranzyme's net working capital exceeds $6,500,000, or minus (z) the amount, if any, by which the Tranzyme's closing net working capital is less than the $6,500,000, multiplied by (B) the number of outstanding shares of Ocera common stock on a fully-diluted basis as of immediately prior to the effective time of the merger. For purposes of calculating the exchange ratio, each party's closing net working capital shall be determined based on each party's best estimate of its adjusted cash (which is equal to its current cash and cash equivalents, plus accounts receivable and minus accounts payable, as determined in accordance with GAAP) as of immediately prior to the effective time. Each party's adjusted cash calculation shall be provided to the other party three business days prior to the closing date of the merger. If either Tranzyme or Ocera objects to the other party's estimate of its adjusted cash and Tranzyme and Ocera are unable to reach an agreement on or prior to the closing date of the merger, they shall refer the dispute to PricewaterhouseCoopers LLP, which shall deliver a written report to Ocera and Tranzyme with its determination within thirty days after its engagement by the parties.

        The merger agreement does not include a price-based termination right, so there will be no adjustment to the total number of shares of Tranzyme common stock that Ocera stockholders, option holders and warrant holders will be entitled to receive for changes in the market price of Tranzyme common stock. Accordingly, the market value of the shares of Tranzyme common stock issued pursuant to the merger will depend on the market value of the shares of Tranzyme common stock at the time the merger closes, and could vary significantly from the market value on the date of this proxy statement.

        The merger agreement provides that, at or promptly following the effective time of the merger, Tranzyme will deposit with an exchange agent acceptable to Tranzyme and Ocera stock certificates representing the shares of Tranzyme common stock issuable to the Ocera stockholders.

        No fractional shares of Tranzyme common stock will be issuable pursuant to the merger to Ocera stockholders. Instead, each Ocera stockholder who would otherwise be entitled to receive a fraction of a share of Tranzyme common stock, after aggregating all fractional shares of Tranzyme common stock issuable to such stockholder, will be entitled to receive a cash payment in lieu of such fractional shares representing such holder's proportionate interest, if any, in the proceeds from the sale by the exchange agent (reduced by any fees attributable to such sale) in one or more transactions of shares of Tranzyme common stock equal to the excess of (i) the aggregate number of shares of Tranzyme common stock issuable in exchange for the outstanding shares of Ocera common stock and preferred stock over (ii) the aggregate number of whole shares of Tranzyme common stock to be distributed to holders of Ocera stock certificates.

        The merger agreement provides that, promptly after the effective time of the merger, the exchange agent will mail to each record holder of Ocera common stock and Ocera preferred stock immediately prior to the effective time of the merger a letter of transmittal and instructions for surrendering and exchanging the record holder's Ocera stock certificates for shares of Tranzyme common stock. Upon surrender of an Ocera common stock certificate for exchange to the exchange agent, together with a duly signed letter of transmittal and such other documents as the exchange agent or Tranzyme may reasonably require, the Ocera stock certificate surrendered will be cancelled and the holder of the Ocera stock certificate will be entitled to receive the following:

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  a certificate representing the number of whole shares of Tranzyme common stock that such holder has the right to receive pursuant to the provisions of the merger agreement;

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  cash in lieu of any fractional share of Tranzyme common stock; and

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  dividends or other distributions, if any, declared or made with respect to Tranzyme common stock with a record date after the effective time of the merger.

        At the effective time of the merger, all holders of certificates representing shares of Ocera common stock or Ocera preferred stock that were outstanding immediately prior to the effective time of the merger will cease to have any rights as stockholders of Ocera. Each Ocera stock certificate shall be deemed, from and after the effective time of the merger, to represent only the right to receive shares of Tranzyme common stock (and cash in lieu of any fractional share of Tranzyme common stock). Tranzyme will not pay dividends or other distributions on any shares of Tranzyme common stock to be issued in exchange for any unsurrendered Ocera stock certificate until the Ocera stock certificate is surrendered as provided in the merger agreement.

        If any Ocera stock certificate has been lost, stolen or destroyed, Tranzyme may, in its discretion, and as a condition to the delivery of any shares of Tranzyme common stock, require the owner of such lost, stolen or destroyed certificate to deliver an affidavit claiming such certificate has been lost, stolen or destroyed and post a bond indemnifying Tranzyme against any claim suffered by Tranzyme related to the lost, stolen or destroyed certificate or any Tranzyme common stock issued in exchange for such certificate as Tranzyme may reasonably request.

Stock Options and Warrants

        At the effective time of the merger, each outstanding option, whether or not vested, to purchase Ocera common stock and warrant to purchase Ocera common stock or Ocera preferred stock unexercised prior to the effective time of the merger shall be converted into an option or warrant to purchase Tranzyme common stock. All rights with respect to each Ocera option or warrant shall be assumed by Tranzyme in accordance with its terms. Accordingly, from and after the effective time of the merger each option or warrant assumed by Tranzyme may be exercised solely for shares of Tranzyme common stock.

        The number of shares of Tranzyme common stock subject to each outstanding Ocera option or warrant assumed by Tranzyme shall be determined by multiplying the number of shares of Ocera common stock, or in the case of each warrant, the number of shares of Ocera common stock or the number of shares of Ocera common stock issuable upon conversion of the shares of Ocera preferred stock issuable upon exercise of the warrant, that were subject to such option or warrant, as applicable, by the exchange ratio and rounding the resulting number down to the nearest whole number of shares of Tranzyme common stock. The per share exercise price for the Tranzyme common stock issuable upon exercise of each Ocera option or warrant assumed by Tranzyme shall be determined by dividing the per share exercise price of Ocera common stock, or in the case of each warrant, the per share exercise price of Ocera common stock or preferred stock, subject to such option or warrant, as applicable, by the exchange ratio and rounding the resulting exercise price up to the nearest whole cent. Any restriction on the exercise of any option assumed by Tranzyme shall continue in full force and effect and the term, exercisability, vesting schedule and other provisions of such option shall, subject to certain exceptions set forth in the merger agreement, otherwise remain unchanged. Likewise, any restriction on any warrant assumed by Tranzyme shall continue in full force and effect and the term and other provisions of such warrant shall otherwise remain unchanged.

Regulatory Approvals

        Neither Tranzyme nor Ocera is required to make any filings or to obtain approvals or clearances from any antitrust regulatory authorities in the United States or other countries to consummate the merger. In the United States, Tranzyme must comply with applicable federal and state securities laws and NASDAQ rules and regulations in connection with the issuance of shares of Tranzyme's common stock in the merger, including the filing with the SEC of this proxy statement. The merger agreement provides that Ocera and Tranzyme shall respond as promptly as is practicable in compliance with: (i) any inquiries or requests received from the Federal Trade Commission or the Department of Justice for information or documentation; and (ii) any inquiries or requests received from any other governmental body in connection with antitrust or competition matters.

NASDAQ Listing

        Tranzyme's common stock currently is listed on the NASDAQ Global Market under the symbol "TZYM". Pursuant to the merger agreement, Tranzyme agreed to use its commercially reasonable efforts to maintain its existing listing on the NASDAQ Global Market (or else, the NASDAQ Capital Market) and to cause the shares of Tranzyme common stock being issued in the merger to be approved for listing on the NASDAQ Global Market (or else, the NASDAQ Capital Market) at or prior to the effective time of the merger. Prior to consummation of the merger, Tranzyme intends to file an initial listing application with the NASDAQ Global Market pursuant to NASDAQ "reverse merger" rules. If such application is accepted, Tranzyme anticipates that its common stock will continue to be listed on the NASDAQ Global Market following the closing of the merger under the trading symbol "OCRX".

Appraisal Rights

        Holders of Tranzyme common stock are not entitled to appraisal rights or dissenters' rights in connection with the merger. If the merger is completed, Ocera's stockholders are entitled to appraisal rights or dissenters' rights under the Delaware General Corporation Law or the California Corporations Code, if and to the extent applicable.

Amendments to Tranzyme's Certificate of Incorporation; Bylaws of the Surviving Corporation

        At the effective time, the certificate of incorporation of Tranzyme shall be the certificate of incorporation of Tranzyme immediately prior to the effective time of the merger. Stockholders of record of Tranzyme common stock on the record date for the Tranzyme special meeting will be also be asked to approve the amended and restated certificate of incorporation of Tranzyme to change the name of the corporation from "Tranzyme, Inc." to "Ocera Therapeutics, Inc." upon consummation of the merger, which requires the affirmative vote of holders of a majority of the outstanding common stock on the record date for the Tranzyme annual meeting.

        In addition, at the effective time, the Bylaws of Ocera, as the surviving corporation in the merger, shall be amended and restated in its entirety to read identically to the Bylaws of the acquisition subsidiary immediately in effect prior to the effective time of the merger.

Conditions to the Completion of the Merger

        Each party's obligation to complete the merger is subject to the satisfaction or, to the extent permitted by applicable law, the written waiver by each of the parties, at or prior to the merger, of various conditions (subject to certain exceptions set forth in the merger agreement), which include the following:

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  there must not have been issued any temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the merger, and no law, statute, rule, regulation, ruling or decree shall be in effect which has the effect of making the consummation of the merger illegal;

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  stockholders of Ocera must have approved the merger, and stockholders of Tranzyme must have approved the issuance of Tranzyme common stock in the merger;

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  there must not be any legal proceeding pending, or overtly threatened in writing by an official of any governmental body in which such governmental body indicates that it intends to conduct any legal proceeding or take any action:

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  challenging or seeking to restrain or prohibit the consummation of the merger;

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  relating to the merger and seeking to obtain from Tranzyme, acquisition subsidiary or Ocera any damages or other relief that may be material to Tranzyme or Ocera;

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  seeking to prohibit or limit in any material and adverse respect a party's ability to vote, transfer, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of Tranzyme;

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  that could materially and adversely affect the right or ability of Tranzyme or Ocera to own the assets or operate the business of Tranzyme or Ocera; or

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  seeking to compel Ocera, Tranzyme or any subsidiary of Tranzyme to dispose of or hold separate any material assets as a result of the merger.

        In addition, each party's obligation to complete the merger is further subject to the satisfaction or waiver by that party of the following additional conditions:

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  all representations and warranties of the other party in the merger agreement must be true and correct on the date of the merger agreement and on the closing date of the merger with the same force and effect as if made on the date on which the merger is to be consummated, except in each case where the failure of to be true and correct has not had, and would not reasonably be expected to have, a material adverse effect on the party making the representations and warranties;

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  the other party to the merger agreement party must have received all required third-party and governmental consents, and such consents must be in full force and effect at the closing of the merger;

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  no objection to each party's closing net working capital shall have been delivered by Tranzyme or Ocera, unless Tranzyme and Ocera have agreed in writing upon the closing net working capital amounts or PricewaterhouseCoopers LLP shall have delivered its report with respect to the closing net working capital amounts;

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  the other party to the merger agreement must have performed or complied with in all material respects all covenants and obligations required to be performed or complied with by it on or before the closing of the merger; and

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  the other party must have delivered certain certificates and other documents required under the merger agreement for the closing of the merger, including, without limitation, written resignations executed by the other party's directors and officers who will not be officers or directors of the combined company upon the closing of the merger.

        In addition, the obligation of Tranzyme and the acquisition subsidiary to complete the merger is further subject to the satisfaction or waiver of the following conditions:

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  Tranzyme must have received the opinion of Skadden, Arps, Slate Meagher & Flom LLP, dated as of the closing date of the merger, to the effect that, on the basis of the facts, representations and assumptions set forth or referred to in such opinion, the merger will for U.S. federal income tax purposes constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended; and

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  there shall have been no effect, change, event, circumstance, or development that is or could reasonably be expected to be materially adverse to, or has or could reasonably be expected to have or result in a material adverse effect on the business condition (financial or otherwise), capitalization, assets, operations, financial performance or prospects of Ocera and its subsidiaries taken as a whole, or the ability of Ocera to consummate the merger or any of the other transactions contemplated by the merger agreement or to perform any of its covenants or obligations under the merger agreement in all material respects, each referred to as a material adverse effect as it relates to Ocera. The merger agreement provides that certain events shall not, either alone or in combination, be considered a materially adverse effect as it relates to Ocera, including, without limitation:

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    any adverse effect that results from (i) general economic, business, financial or market conditions; (ii) any act of terrorism, war, national or international calamity or any other similar event or (iii) conditions in any of the industries or industry sectors in which Ocera or any of its subsidiaries operates (provided that such adverse effect does not affect Ocera and its subsidiaries, taken as a whole, in a disproportionate manner as compared to the Ocera's industry peers);

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    any adverse effect resulting from any change in any applicable law, statute, rule, regulation, ruling or decree of any governmental body (provided that such adverse effect does not affect Ocera in a disproportionate manner as compared to the Ocera's industry peers or as compared to Tranzyme);

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    any changes in GAAP;

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    any adverse effect resulting from any action taken by Ocera or any of its subsidiaries with Tranzyme's prior written consent or the taking of any action expressly required by the merger agreement;

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    any changes in the listing status of Tranzyme common stock on the NASDAQ Global Market or a determination by the NASDAQ Stock Market that such listing status of the surviving corporation may change;

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    any effect resulting from the announcement or pendency of the merger; and

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    a decline in Tranzyme's stock price (it being understood that any cause of any such decline may be deemed to constitute, in and of itself, a material adverse effect and may be taken into consideration when determining whether a material adverse effect on Ocera has occurred).

        In addition, the obligation of Ocera to complete the merger is further subject to the satisfaction or waiver of the following conditions:

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  Tranzyme must have caused the board of directors of the combined company to be constituted as specified in the merger agreement;

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  Ocera must have received the opinion of Reed Smith LLP, dated as of the closing date of the merger, to the effect that, on the basis of the facts, representations and assumptions set forth or referred to in such opinion, the merger will for U.S. federal income tax purposes constitute a reorganization within the meaning of Section 368(a) of the Code; and

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  there shall have been no effect, change, event, circumstance, or development that is or could reasonably be expected to be materially adverse to, or has or could reasonably be expected to have or result in a material adverse effect on the business condition (financial or otherwise), capitalization, assets, operations, financial performance or prospects of Tranzyme and its subsidiaries taken as a whole, or the ability of Tranzyme to consummate the merger or any of the other transactions contemplated by the merger agreement or to perform any of its covenants or obligations under the merger agreement in all material respects, each referred to as a material adverse effect as it relates to Tranzyme. The merger agreement provides that certain events shall not, either alone or in combination, be considered a materially adverse effect as it relates to Tranzyme, including, without limitation:

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    any adverse effect that results from (i) general economic, business, financial or market conditions; (ii) any act of terrorism, war, national or international calamity or any other similar event or (iii) conditions in any of the industries or industry sectors in which Tranzyme or any of its subsidiaries operates (provided that such adverse effect does not affect Tranzyme and its subsidiaries, taken as a whole, in a disproportionate manner as compared to the Tranzyme's industry peers);

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    any adverse effect resulting from any change in any applicable law, statute, rule, regulation, ruling or decree of any governmental body (provided that such adverse effect does not affect Tranzyme in a disproportionate manner as compared to the Tranzyme's industry peers or as compared to Ocera);

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    any changes in GAAP;

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    any adverse effect resulting from any action taken by Tranzyme or any of its subsidiaries with Ocera's prior written consent or the taking of any action expressly required by the merger agreement;

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    any changes in the listing status of Tranzyme common stock on the NASDAQ Global Market or a determination by the NASDAQ Stock Market that such listing status of the surviving corporation may change;

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    any effect resulting from the announcement or pendency of the merger; and

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    a decline in Tranzyme's stock price (it being understood that any cause of any such decline may be deemed to constitute, in and of itself, a material adverse effect and may be taken into consideration when determining whether a material adverse effect on Tranzyme has occurred).

No Solicitation

        Each of Ocera and Tranzyme agreed that, except as described below, Ocera and Tranzyme and any of their respective subsidiaries will not, nor will either party or any of its subsidiaries authorize or permit any of the officers, directors, investment bankers, attorneys or accountants retained by it or any of its subsidiaries to, and it will use its commercially reasonable efforts to cause its and its subsidiaries' non-officer employees and other agents not to (and will not authorize any of them to) directly or indirectly:

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  solicit, initiate, encourage, induce or knowingly facilitate the communication, making, submission or announcement of, any "acquisition proposal" (as defined in the merger agreement) or inquiry, indication of interest or request for information that could reasonably be expected to lead to an acquisition proposal;

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  furnish to any person any information with respect to it in connection with or in response to an acquisition proposal or inquiry, indication of interest or request for information that could reasonably be expected to lead to an acquisition proposal;

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  engage in discussions or negotiations with respect to any acquisition proposal or inquiry, indication of interest or request for information that could reasonably be expected to lead to an acquisition proposal;

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  approve, endorse or recommend any acquisition proposal; or

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  execute or enter into any letter of intent or similar document or any contract contemplating or otherwise relating to an "acquisition transaction" (as defined in the merger agreement).

        However, before obtaining the applicable Ocera or Tranzyme stockholder approvals required to consummate the merger, each party may furnish nonpublic information regarding such party to, and may enter into discussions or negotiations with, any third party in response to a bona fide written acquisition proposal, which such party's board of directors determines in good faith, after consultation with a nationally recognized independent financial advisor and its outside legal counsel, constitutes or is reasonably likely to result in a "superior offer" (as defined in the merger agreement) if:

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  neither such party nor any representative of such party has breached the no solicitation provisions of the merger agreement described above;

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  that party's board of directors concludes in good faith, based on the advice of outside legal counsel, that the failure to take such action would be inconsistent with the fiduciary duties of such board of directors under applicable legal requirements; and

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  that party receives from the third party an executed confidentiality agreement containing provisions (including nondisclosure provisions, use restrictions, non-solicitation provisions, no hire provisions and standstill provisions) at least as favorable to such party as those contained in the confidentiality agreement between Ocera and Tranzyme.

        The merger agreement defines "acquisition proposal" as any offer or proposal, whether written or oral (other than an offer or proposal made or submitted by Ocera, on the one hand or Tranzyme, on the other hand to the other party) contemplating or otherwise relating to any "acquisition transaction" with such party. An "acquisition transaction" includes, subject to any exceptions set forth in the merger agreement:

  •
  any merger, consolidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction: (i) in which a party is a constituent corporation; (ii) in which a person or "group" of persons, directly or indirectly, acquires beneficial or record ownership of securities representing more than 15% of the outstanding securities of any class of voting securities of a party or any of its subsidiaries; or (iii) in which a party or any of its subsidiaries issues securities representing more than 15% of the outstanding securities of any class of voting securities of such party or any of its subsidiaries;

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  any sale, lease, exchange, transfer, license, acquisition or disposition of any business or businesses or assets that constitute or account for 15% or more of the consolidated book value or the fair market value of the assets of a party and its subsidiaries, taken as a whole;

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  any liquidation or dissolution of a party.

        The merger agreement provides that if any party or any representative of such party receives an acquisition proposal or any inquiry, indication of interest or request for information that could reasonably be expected to lead to an acquisition proposal, then such party shall promptly (and in no event later than twenty-four (24) hours after such party becomes aware of such acquisition proposal or inquiry) advise the other party, orally and in writing, of such acquisition proposal or inquiry, indication of interest or request for information that could reasonably be expected to lead to an acquisition proposal (including the material terms thereof). Such party shall keep the other party informed in all material respects with respect to the status and terms of any such acquisition proposal or inquiry, indication of interest or request for information that could reasonably be expected to lead to an acquisition proposal and any modification or proposed modification thereto.

Meeting of Tranzyme's Stockholders and Ocera Stockholder Approval

        Tranzyme is obligated under the merger agreement to call, give notice of and hold a meeting of its stockholders for the purposes of voting on the issuance of shares of Tranzyme common stock and the merger, the sale of shares of Tranzyme Common Stock to be issued pursuant to that certain securities purchase agreement, dated April 23, 2013, by and among Tranzyme and certain purchaser parties identified therein, and the reverse stock split. The Tranzyme stockholders' meeting shall be held as promptly as practicable after this proxy statement is filed with the SEC and either (i) the SEC has indicated that it does not intend to review the proxy statement or that's its review is completed or (ii) at least ten days have passed since the proxy statement was filed with the SEC.

        Ocera is obligated under the merger agreement to obtain written consents of its stockholders sufficient to adopt the merger agreement and approve the merger and related transactions. By April 23, 2013, Ocera had obtained through written consents of the Ocera stockholders the requisite vote necessary to approve the merger and related transactions.

Directors and Officers Following the Merger

        At and immediately after the effective time of the merger, the combined company will initially have a nine member board of directors. The initial directors to serve on the board of directors of Tranzyme shall be Jean-Paul Castaigne, M.D., Lars G. Ekman, M.D., Ph.D., Linda S. Grais, M.D., Nina Kjellson, Michael F. Powell, Ph.D., Franck S. Rousseau, M.D., Pratik Shah, Ph.D., Anne M. VanLent and Eckard Weber, M.D. until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal.

        The merger agreement provides that at and immediately after the effective time of the merger, the officers the company shall include Linda S. Grais, M.D., Dana S. McGowan, Franck S. Rousseau, M.D. and David S. Moore. Accordingly, upon completion of the Merger, Vipin K. Garg, Ph.D., Tranzyme's President and Chief Executive Officer, will depart Tranzyme. Following the departure of Dr. Garg, Dr. Grais, the current President and Chief Executive Officer of Ocera, will assume the role of Chief Executive Officer. Ms. McGowan, the current Chief Financial Officer and Secretary of Ocera, will assume the duties of Chief Financial Officer of the combined company.

Indemnification of Officers and Directors

        The merger agreement provides that, for a period of six years following the effective time of the merger, each of Tranzyme and Ocera, as the surviving corporation in the merger, will, to the fullest extent permitted under the DGCL, jointly and severally, indemnify and hold harmless all individuals who are present or former directors and officers or who become, prior to the effective date of the merger, directors or officers of Tranzyme or Ocera, against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys' fees and disbursements, incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that such person is or was a director or officer of Tranzyme or Ocera, whether asserted or claimed prior to, at or after the effective time of the merger. Each such indemnified person will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit, proceeding or investigation from each of Tranzyme and Ocera, as the surviving corporation in the merger, jointly and severally, upon receipt by Tranzyme or Ocera, from such person of a request for such advancement; provided that such person provides an undertaking, to the extent then required by the DGCL, to repay such advances if it is ultimately determined that such person is not entitled to indemnification.

        In addition, for a period of six years following the effective time of the merger, the certificate of incorporation and bylaws of Tranzyme and Ocera, as the surviving corporation in the merger, will contain provisions no less favorable with respect to indemnification of present and former directors and officers of Tranzyme and Ocera than are presently set forth in the certificate of incorporation and bylaws of Tranzyme and Ocera, as applicable.

        The merger agreement also provides that, for a period of six years commencing at the closing of the merger, each of Tranzyme and Ocera, will maintain in effect a directors' and officers' liability insurance policy, with coverage containing terms and conditions at least as favorable as the coverage under the presently existing policies maintained by Tranzyme and Ocera; provided, however, that in no event shall Tranzyme and Ocera be required to expend for such insurance coverage more than an amount equal to 200% of the current annual premiums paid by Tranzyme and Ocera, as applicable, for its existing policy. In addition, the merger agreement provides that Tranzyme shall maintain directors' and officers' liability insurance policies commencing at the closing date of the merger, on commercially reasonable terms and conditions and with coverage limits customary for United States public companies similarly situated to Tranzyme.

Covenants; Conduct of Business Pending the Merger

        During the period commencing on April 23, 2013 and ending at the earlier of the date of termination of the merger agreement and the effective time of the merger, Ocera agreed that it will conduct its business in the ordinary course in accordance with past practices and in compliance with all applicable laws, rules, regulations, and certain contracts, and to take other agreed-upon actions, including, without limitation, preserving intact its current business organization and providing Tranzyme prompt notice upon the occurrence of certain events or discovery of certain conditions, facts or circumstances. During the same period, Tranzyme also agreed that it will conduct its business in the ordinary course consistent with past practices and in compliance with all applicable laws, rules, regulations and certain contracts, and to take other agreed-upon actions, including, without limitation, providing Ocera prompt notice upon the occurrence of certain events or discovery of certain conditions, facts or circumstances.

        Tranzyme and Ocera also agreed that prior to the effective time of the merger, subject to certain limited exceptions set forth in the merger agreement, without the consent of the other party, each of Tranzyme and Ocera would not, and would not cause or permit any of their subsidiaries to:

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  declare, accrue, set aside or pay any dividend or made any other distribution in respect of any shares of capital stock; or repurchase, redeem or otherwise reacquire any shares of capital stock or other securities (except for shares of common stock from terminated employees);

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  except for contractual commitments in place on April 23, 2013, sell, issue or grant, or authorize the issuance of: (i) any capital stock or other security (except (A) in the case of Tranzyme, Tranzyme common stock issued upon the exercise of outstanding options to purchase Tranzyme common stock and (B) in the case of Ocera, options to purchase Ocera common stock issued to Ocera employees or consultants or shares of Ocera common stock issued upon the exercise of options to purchase Ocera common stock); (ii) any option, warrant or right to acquire any capital stock or any other security; or (iii) any instrument convertible into or exchangeable for any capital stock or other security;

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  amend its certificate of incorporation, bylaws or other charter or organizational documents, or effect or become a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction, except as related to any of the transactions contemplated by the merger agreement;

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  form any subsidiary or acquire any equity interest or other interest in any other entity;

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  lend money to any person; incur or guarantee any indebtedness for borrowed money; issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities; guarantee any debt securities of others; or make any capital expenditure or commitment in excess of $25,000, other than in the ordinary course of business or, in the case of Tranzyme, in connection with winding down of operations;

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  adopt, establish or enter into any employee plan, except, in the case of Ocera, in the ordinary course of business and in observance of common practice for a similarly-situated company; cause or permit any employee plan to be amended other than as required by law or, in the case of Tranzyme, in order to make amendments for the purposes of section 409A of the tax code (in the case of Tranzyme, such amendments shall be subject to review and approval by Ocera, with Ocera's approval not to be unreasonably withheld); in the case of Tranzyme, hire any new employee; or grant, make or pay any severance, bonus or profit-sharing or similar payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, employees or consultants;

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  enter into any material transaction outside the ordinary course of business;

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  acquire any material asset or sell, lease or otherwise irrevocably dispose of any of its material assets or properties or grant any encumbrance with respect to such assets or properties, except in the ordinary course of business;

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  make, change or revoke any material tax election; file any material amendment to any tax return; adopt or change any accounting method in respect of taxes; change any annual tax accounting period; enter into any tax allocation agreement, tax sharing agreement or tax indemnity agreement, other than commercial contracts entered into in the ordinary course of business with vendors, customers or landlords; enter into any closing agreement with respect to any tax; settle or compromise any claim, notice, audit report or assessment in respect of material taxes; apply for or enter into any ruling from any tax authority with respect to taxes; surrender any right to claim a material tax refund; or consent to any extension or waiver of the statute of limitations period applicable to any material tax claim or assessment;

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  enter into, amend or terminate any material contract;

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  commence a lawsuit other than (i) for routine collection of bills; (ii) in such cases as either party in good faith determines that failure to commence such lawsuit would result in the material impairment of a valuable aspect of its business, provided that Tranzyme or Ocera, as the case may be, consults with the other party prior to the filing of such lawsuit; or (iii) for a breach of the merger agreement;

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  fail to make any material payment with respect to any of its accounts payable or indebtedness in a timely manner in accordance with the terms thereof and consistent with past practice;

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  issue any press release or make any disclosure (to any customers or employees of such party) regarding the merger or any other transaction contemplated by the merger agreement unless (i) the other party has approved such press release or disclosure in writing; or (ii) such party has determined in good faith, upon the advice of outside legal counsel, that such disclosure is required by applicable law and, to the extent practicable, before such release or disclosure is issued or made, such party advises the other party of, and consults with the other party regarding, the text thereof, provided that Tranzyme and Ocera may make any public statement in response to specific questions by the press, analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are consistent with previous press releases, public disclosures or public statements made by Ocera or Tranzyme, as applicable; or

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  take any actions or cause any action to be taken that would reasonably be expected to prevent the merger from qualifying as a "reorganization" under Section 368(a) of the Code.

 Other Agreements

        Each of Ocera and Tranzyme has agreed to use its commercially reasonable efforts to:

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  cause the merger to qualify as a "reorganization" under Section 368(a) of the Code and to obtain the opinions of their respective legal advisors to the effect that, on the basis of the facts, representations and assumptions set forth or referred to in such opinions, for U.S. federal income tax purposes, the merger will constitute a "reorganization" within the meaning of Section 368(a) of the Code;

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  file or otherwise submit all applications, notices, reports and other documents reasonably required to be filed with a governmental entity with respect to the merger and any transaction contemplated by the merger agreement and to promptly submit any additional information required by any such governmental entity;

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  take all actions and satisfy all conditions necessary to consummate the merger and any transaction contemplated by the merger agreement;

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  coordinate with the other in preparing and exchanging information and promptly provide the other with copies of all filings or submissions made in connection with the merger;

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  obtain all consents, approvals or waivers reasonably required in connection with the transactions contemplated by the merger agreement; and

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  lift any injunction prohibiting, or any other legal bar to, the merger or other transactions contemplated by the merger agreement.

        Ocera and Tranzyme agreed that:

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  Tranzyme shall use its commercially reasonable efforts to maintain its existing listing on the NASDAQ Global Market (or else, the NASDAQ Capital Market) and to cause the shares of Tranzyme common stock being issued in the merger to be approved for listing on the NASDAQ Global Market (or else, the NASDAQ Capital Market) at or prior to the effective time of the merger;

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  Ocera shall use reasonable best efforts to obtain, as promptly as practicable but in any event within 48 hours after the execution of the merger agreement, irrevocable actions by written consent from its stockholders adopting the merger agreement and approving the merger and related transactions;

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  Ocera shall use its reasonable best efforts to obtain an investment representation letter from each holder of its capital stock and shall take all action required to effect the conversion of its issued and outstanding shares of preferred stock into shares of common stock in accordance with the merger agreement;

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  As promptly as practicable following the date of the merger agreement, and in any event no later than one week after Ocera shall have delivered the requisite financials, Tranzyme shall prepare and cause to be filed with the SEC this proxy statement and shall use its commercially reasonable efforts to (i) cause the proxy statement to comply with the rules and regulations promulgated by the SEC, (ii) respond promptly to any comments of the SEC or its staff and (iii) cause the proxy statement to be mailed to Tranzyme's stockholders as promptly as practicable after it has been filed with the SEC and either (a) the SEC has indicated either that it does not want to review the proxy statement or its review is completed or (b) at least ten calendar days has passed since the proxy statement was filed with the SEC;

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  for a period of six years after the closing of the merger, the combined company will indemnify each of the directors and officers of Ocera and Tranzyme to the fullest extent permitted under the DGCL and will maintain directors' and officers' liability insurance for the directors and officers of Ocera and Tranzyme; and

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  Tranzyme shall maintain directors' and officers' liability insurance policies commencing at the closing time of the merger, on commercially reasonable terms and conditions and with coverage limits customary for U.S. public companies similarly situated to Tranzyme.

Termination

        The merger agreement may be terminated at any time before the completion of the merger, whether before or after the required stockholder approvals to complete the merger have been obtained, as set forth below:

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  by mutual written consent duly authorized by the board of directors of each of Ocera and Tranzyme;

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  by Ocera or Tranzyme if the merger has not been completed by October 31, 2013; provided, that this right to terminate the merger agreement will not be available to any party whose action or failure to act has been a principal cause of the failure of the merger to be completed by such date and such action or failure to act constitutes a breach of the merger agreement; provided, further, that, in the event this proxy statement is still being reviewed or commented on by the SEC, either party shall be entitled to extend the date for termination of the merger agreement for an additional sixty (60) days and in the event of any dispute with respect to the adjusted cash estimates for purposes of calculating the exchange rate, the date for termination of the merger agreement shall be extended until five business days after PricewaterhouseCoopers LLP provides its report;

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  by Ocera or Tranzyme if a court or other governmental entity has issued a final and nonappealable order, decree or ruling or taken any other action that permanently restrains, enjoins or otherwise prohibits the merger;

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  by Tranzyme if Ocera did not obtain the written consent of a requisite number of its stockholders necessary to approve the merger and related matters within forty-eight (48) hours of the execution of the merger agreement;

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  by Ocera or Tranzyme if the stockholders of Tranzyme have not given the requisite approval to consummate the merger or any of the transactions contemplated by the merger agreement, including the sale of shares of Tranzyme's common stock to be issued pursuant to that certain securities purchase agreement, dated April 23, 2013, by and among Tranzyme and certain purchaser parties identified therein, and the reverse stock split; provided, that this right to terminate the merger agreement shall not be available to Tranzyme if failure to obtain the approval of the Tranzyme stockholders was caused by the action or failure to act of Tranzyme and such action or failure to act constitutes a material breach by Tranzyme of the merger agreement;

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  by Ocera, at any time prior to the approval of the issuance of the shares of Tranzyme common stock pursuant to the merger, if (each such event, a "Tranzyme triggering event"):

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  the Tranzyme board of directors fails to recommend that the stockholders of Tranzyme vote to approve the merger and the issuance of Tranzyme common stock in the merger or withdraws or modifies its recommendation in a manner adverse to Ocera;

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  Tranzyme fails to include in this proxy statement the recommendation of its board of directors;

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    the Tranzyme board of directors approves, endorses or recommends any acquisition proposal; or

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    Tranzyme enters into any letter of intent or similar document or any contract relating to any acquisition proposal, other than a confidentiality agreement permitted pursuant to the merger agreement;

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  by Tranzyme, at any time prior to the adoption of the merger agreement by the stockholders of Ocera, if (each such event, an "Ocera triggering event"):

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  the Ocera board of directors fails to recommend that the Ocera stockholders vote or act by written consent to approve the merger or withdraws or modifies its recommendation in a manner adverse to Tranzyme;

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  the Ocera board of directors approves, endorses or recommends any acquisition proposal; or

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  Ocera enters into any letter of intent or similar document or any contract relating to any acquisition proposal, other than a confidentiality agreement permitted pursuant to the merger agreement; or

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  by Ocera or Tranzyme if the other party has breached any of its representations, warranties, covenants or agreements contained in the merger agreement or if any representation or warranty of the other party has become inaccurate, in either case such that the conditions to the closing of the merger would not be satisfied as of time of such breach or inaccuracy; provided, however, that if such breach or inaccuracy is curable, then the merger agreement will not terminate as a result of a particular breach or inaccuracy until the earlier of the expiration of a 30-day period after delivery of written notice of such breach or inaccuracy and the breaching party ceasing to exercise commercially reasonable efforts to cure such breach.

Termination Fee

        Except as set forth below, all fees and expenses incurred in connection with the merger agreement and the transactions contemplated thereby shall be paid by the party incurring such expenses, whether or not the merger is consummated.

  Fee Payable by Tranzyme

        Tranzyme must pay Ocera a termination fee of $500,000 if the merger agreement is terminated by Tranzyme or Ocera because the stockholders of Tranzyme do not approve the issuance of Tranzyme common stock in the merger, the sale of shares of Tranzyme common stock to be issued pursuant to that certain securities purchase agreement, dated April 23, 2013, by and among Tranzyme and certain purchaser parties identified therein, and the reverse stock split or because of a Tranzyme triggering event and (i) an acquisition proposal with respect to Tranzyme was publicly announced, disclosed or otherwise communicated to the board of directors of Tranzyme prior to the Tranzyme special meeting, and (ii) Tranzyme enters into a definitive agreement for, or consummates, an acquisition transaction within 12 months of the termination of the merger agreement.

  Fee Payable by Ocera

        Ocera must pay Tranzyme a termination fee of $500,000 if the merger agreement is terminated by Tranzyme because Ocera did not obtain the written consent of a requisite number of its stockholders necessary to adopt the merger agreement and approve the merger and related transactions within forty-eight (48) hours of the execution of the merger agreement or because of an Ocera triggering event and (i) at any time before such termination, an acquisition proposal with respect to Ocera has been publicly announced, disclosed or otherwise communicated to Ocera's board of directors, and (ii) Ocera enters into a definitive agreement for, or consummates, an acquisition transaction within 12 months of the termination of the merger agreement.

Representations and Warranties

        The merger agreement contains customary representations and warranties of Tranzyme, Ocera and the acquisition subsidiary for a transaction of this type. Tranzyme's representations and warranties are qualified by its disclosure schedules and, in some cases, by Tranzyme's SEC reports. Ocera's representations and warranties are qualified by its disclosure schedules. The representations and warranties in the merger agreement relate to, among other things:

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  corporate organization, power and similar corporate matters;

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  subsidiaries and organizational documents;

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  capital structure;

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  any conflicts or violations of each party's agreements as a result of the merger or the merger agreement;

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  financial statements and, with respect to Tranzyme, documents filed with the SEC and the accuracy of information contained in those documents;

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  any undisclosed liabilities;

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  any material changes or events;

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  title to assets;

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  bank accounts and receivables;

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  real property and leaseholds;

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  filing of tax returns and payment of taxes;

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  intellectual property;

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  compliance with legal and regulatory requirements;

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  litigation matters;

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  any brokerage or finder's fee or other fee or commission in connection with the merger;

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  employee benefits and related matters;

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  any liens and encumbrances;

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  environmental matters;

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  insurance matters;

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  the validity of material contracts to which the parties or their subsidiaries are a party and any violation, default or breach to such contracts;

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  authority to enter into the merger agreement and the related agreements;

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  approval by the board of directors;

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  votes required for completion of the merger and approval of the proposals that will come before each of the Tranzyme special meeting and the Ocera written stockholder consent;

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  transactions with affiliates;

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  with respect to Tranzyme, its auditor, maintenance of listing of its common stock on the NASDAQ Global Market and the valid issuance in the merger of the Tranzyme common stock; and

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  the inapplicability of the provisions of Section 203 of the DGCL to the merger.

        The representations and warranties are, in many respects, qualified by materiality and knowledge, and will not survive the merger, but their accuracy forms the basis of one of the conditions to the obligations of Ocera and Tranzyme to complete the merger.

Amendment

        The merger agreement may be amended by an instrument in writing signed on behalf of each of Tranzyme and Ocera with the approval of the respective boards of directors of Ocera and Tranzyme at any time, except that after the merger agreement has been adopted by the stockholders of Ocera or Tranzyme, no amendment which by law requires further approval by the stockholders of Ocera or Tranzyme, as the case may be, shall be made without such further approval.

AGREEMENTS RELATED TO THE MERGER

        In connection with the execution of the merger agreement, certain Ocera and Tranzyme stockholders entered into voting agreements with Tranzyme and Ocera pursuant to which, among other things, each of these stockholders agreed, solely in its capacity as a stockholder, to vote (i) in favor of the merger and the adoption of the merger agreement and the transactions contemplated thereby, and, in the case of Tranzyme, in favor of the issuance of shares and reverse stock split contemplated thereby; (ii) against the approval or adoption of any proposal made in opposition to, or in competition with, the proposed merger; (iii) against any action or agreement that would result in a breach of the merger agreement by Ocera or Tranzyme, as applicable; and (iv) against any other action which is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the merger or any of the other transactions contemplated by the merger agreement. The voting agreements grant a proxy to vote such shares in favor of the transactions contemplated by the merger agreement. In addition, the voting agreements place restrictions on the transfer of the shares of Tranzyme and Ocera shares held by the respective signatory stockholders.

        As of April 23, 2013, the stockholders of Ocera that entered into voting agreements owned in the aggregate approximately 32.5% of the outstanding Ocera capital stock on an as-converted to common stock basis. The Ocera stockholders that entered into voting agreements are Thomas, McNerney & Partners, L.P., TMP Nominee, LLC, TMP Associates, L.P. and Eckard Weber, M.D., Trustee of the Eckard Weber Living Trust UTA dated November 2, 2007.

        As of April 23, 2013, stockholders owning in the aggregate approximately 11.1% of Tranzyme's outstanding common stock, have entered into voting agreements. The Tranzyme stockholders that entered into the voting agreements are Thomas, McNerney & Partners, L.P., TMP Nominee, LLC and TMP Associates, L.P.

        In addition, pursuant to the conditions of the merger agreement, Ocera has obtained written consents from the holders of a majority of the shares of Ocera common stock and preferred stock, voting together as a single class (on an as-converted to Ocera common stock basis), and the holders of at least sixty-seven percent (67%) of the outstanding shares of its preferred stock, voting together as a single class (on an as-converted to Ocera common stock basis), for purposes of (i) adopting the merger agreement and approving the merger and all other transactions contemplated under the merger agreement, (ii) acknowledging that such adoption and approval of the merger and the other contemplated transactions given thereby is irrevocable and that such stockholder is aware it may have the right to demand appraisal for its shares pursuant to Section 262 of the DGCL or dissenters' rights pursuant to Chapter 13 of the California Corporations Code, if applicable, a copy of each of which was attached thereto, and that such stockholder has received and read a copy of Section 262 of the DGCL and Chapter 13 of the California Corporations Code, and (iii) acknowledging that by its approval of the merger it is not entitled to appraisal or dissenters' rights with respect to its shares in connection with the merger and thereby waives any rights to receive payment of the fair value of its capital stock under the DGCL or California Corporations Code. Therefore, on April 23, 2013, the Ocera stockholders adopted the merger agreement and approved the merger and no additional Ocera stockholder approval shall be required to effect the merger and the related transactions.

 MATTERS BEING SUBMITTED TO A VOTE OF TRANZYME'S STOCKHOLDERS

Proposal 1: Approval of the Issuance of Common Stock in the Merger

  General

        At the special meeting, Tranzyme's stockholders will be asked to approve the issuance of Tranzyme's common stock pursuant to the merger agreement. Immediately following the effective time of the merger, Ocera's stockholders will own approximately 72.6%, and Tranzyme's current stockholders will own approximately 27.4%, of Tranzyme's common stock, after giving effect to shares issuable pursuant to Ocera's and Tranzyme's outstanding options and warrants, subject to various assumptions and conditions described in detail in this proxy statement. The terms of, reasons for and other aspects of the merger agreement and the issuance of Tranzyme's common stock pursuant to the merger agreement are described in detail in the other sections of this proxy statement.

        The full text of the merger agreement is attached to this proxy statement as Annex C.

  Required Vote; Recommendation of Board of Directors

        The affirmative vote of the holders of a majority of the shares of Tranzyme's common stock present in person or represented by proxy and voting on such matter at the special meeting is required for approval of Proposal 1. A failure to submit a proxy card or vote at the special meeting, or an abstention, vote withheld or "broker non-vote" will have no effect on the outcome of Proposal 1.

TRANZYME'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT TRANZYME'S STOCKHOLDERS VOTE "FOR" PROPOSAL 1 TO APPROVE THE ISSUANCE OF TRANZYME'S COMMON STOCK PURSUANT TO THE MERGER AGREEMENT.

 Proposal 2: Approval of the Issuance of Common Stock in the Private Investment in Public Equity, or PIPE, Transaction

  General

        At the special meeting, Tranzyme's stockholders will be asked to approve the issuance of Tranzyme's common stock pursuant to a securities purchase agreement, dated as of April 23, 2013, by and among Tranzyme and the investors (and current Ocera stockholders) named therein.

        Pursuant to the securities purchase agreement, Tranzyme will issue shares of its common stock to existing stockholders of Ocera at a price per share equal to the volume weighted average closing price for Tranzyme's common stock for the 10 trading days ending the day prior to the closing of the merger. The aggregate offering price will be $19,995,499.90, and the total number of shares to be issued will be $19,995,499.90 divided by the purchase price per share. The PIPE transaction is conditioned on the closing of the merger and customary closing conditions as detailed in the securities purchase agreement. The securities purchase agreement contains customary representations, warranties, covenants and indemnities.

        The full text of the securities purchase agreement is attached to this proxy statement as Annex D.

        In connection with the PIPE transaction, Tranzyme will enter into a Registration Rights Agreement that grants customary registration rights to the investors that will cover the shares issued pursuant to the securities purchase agreement and all other shares held by the investors. If Tranzyme is eligible to file a registration statement on Form S-3, holders of 30% of the registrable securities under the Registration Rights Agreement may demand that Tranzyme file a registration statement on Form S-3 to register their shares. If Tranzyme is not eligible to file a registration statement on Form S-3, holders of a majority of the registrable securities under the Registration Rights Agreement may demand that Tranzyme file a registration statement on Form S-1 to register their shares. The investors are also entitled to customary "piggy-back" registration rights.

        The full text of the Registration Rights Agreement is attached to this proxy statement as Annex E.

  Use of Proceeds

        The Company intends to use the proceeds from the PIPE transaction to help fund a Phase 2b clinical trial for Ocera's OCR-002 product candidate, for working capital and general corporate purposes.

  Insider Participation in PIPE Transaction

        The participants in the PIPE transaction are each currently a stockholder of Ocera. Thomas, McNerney & Partners, L.P., TMP Associates, L.P. and TMP Nominee, each of which is a participant in the PIPE transaction, is also a stockholder of Tranzyme.

  Why the Company Needs Stockholder Approval

        Because our common stock is listed on the NASDAQ Global Market, we are subject to NASDAQ Listing Rules. Rule 5635 of the NASDAQ Listing Rules requires stockholder approval if a listed company issues common stock or securities convertible into or exercisable for common stock in a private placement equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

        In the case of the PIPE transaction, Tranzyme will be issuing approximately $20.0 million in shares of its common stock, which will represent greater than 20% of its voting stock. The per share purchase price is equal to the volume weighted average closing price for Tranzyme's common for the 10 trading days ending the day prior to the closing of the merger, which price could be a discount to the market value of our common stock as reported on the NASDAQ Global Market. Accordingly, Tranzyme is seeking stockholder of approval of this issuance under the NASDAQ Listing Rules.

  Required Vote; Recommendation of Board of Directors

        The affirmative vote of the holders of a majority of the shares of Tranzyme's common stock present in person or represented by proxy and voting on such matter at the special meeting is required for approval of Proposal 2. Abstentions and broker non-votes will have no effect since only shares voting on the transaction will be counted.

TRANZYME'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT TRANZYME'S STOCKHOLDERS VOTE "FOR" PROPOSAL 2 TO APPROVE THE ISSUANCE OF TRANZYME'S COMMON STOCK PURSUANT TO THE PRIVATE INVESTMENT IN PUBLIC EQUITY, OR PIPE, TRANSACTION.

 Proposal 3: Approval of the Reverse Stock Split

        At the special meeting, Tranzyme's stockholders will be asked to approve amendments to Tranzyme's certificate of incorporation to effect a reverse stock split of the issued and outstanding shares of Tranzyme's common stock and related matters. Upon the effectiveness of the amendments to Tranzyme's certificate of incorporation effecting the reverse stock split, the outstanding shares of Tranzyme's common stock will be reclassified and combined into a lesser number of shares such that one share of Tranzyme's common stock will be issued for a specified number of shares, which shall be greater than one and equal to or less than 100, of outstanding Tranzyme's common stock, with the exact number within the range to be determined by Tranzyme's board of directors prior to the effective time of such amendments and publicly announced by Tranzyme. The forms of the proposed amendments to the Tranzyme certificate of incorporation will, together, effect the reverse stock split, as more fully described below, but will not change the number of authorized shares, or the par value, of Tranzyme's common stock.

        If Proposal 3 is approved, the reverse stock split would become effective immediately prior to the effective time the merger. Tranzyme's board of directors may effect only one reverse stock split in connection with this Proposal 3. Tranzyme's board of directors' decision will be based on a number of factors, including market conditions, existing and expected trading prices for Tranzyme's common stock and the listing requirements of the NASDAQ Global Market . Even if the stockholders approve the reverse stock split, Tranzyme reserves the right not to effect the reverse stock split if Tranzyme's board of directors does not deem the reverse stock split to be in the best interests of Tranzyme and its stockholders. Tranzyme's board of directors may determine to effect the reverse stock split, if it is approved by the stockholders, even if the other proposals to be acted upon at the meeting are not approved, including the issuance of shares of Tranzyme's common stock in the merger.

  Purpose

        Tranzyme's board of directors approved the proposal authorizing the reverse stock split for the following reasons:

  •
  pursuant to the merger agreement, Tranzyme agreed to use its commercially reasonable efforts to maintain its existing listing on the NASDAQ Global Market (or else, the NASDAQ Capital Market) and to cause the shares of Tranzyme common stock being issued in the merger to be approved for listing on the NASDAQ Global Market (or else, the NASDAQ Capital Market) at or prior to the effective time of the merger;

  •
  the initial listing standards of the NASDAQ Global Market or NASDAQ Capital Market will require Tranzyme to have, among other things, a $4.00 per share minimum bid price upon the closing of the merger, the reverse stock split is necessary to obtain approval of the listing of the combined company and the shares of Tranzyme common stock being issued in the merger on either market;

  •
  the board of directors believes effecting the reverse stock split may be an effective means of avoiding a delisting of Tranzyme's common stock from the NASDAQ Global Market in the future; and

  •
  the board of directors believes a higher stock price may help generate investor interest in Tranzyme and help Tranzyme attract and retain employees.

        If the reverse stock split successfully increases the per share price of Tranzyme's common stock, Tranzyme's board of directors believes that this may increase trading volume in Tranzyme's common stock and facilitate future financings by Tranzyme.

  NASDAQ Requirements for Listing on the NASDAQ Global Market

        Tranzyme's common stock is listed on the NASDAQ Global Market under the symbol "TZYM."

        According to NASDAQ rules, an issuer must, in a case such as this, apply for initial inclusion following a transaction whereby the issuer combines with a non-NASDAQ entity, resulting in a change of control of the issuer and potentially allowing the non-NASDAQ entity to obtain a NASDAQ listing. These are referred to as NASDAQ's "reverse merger" rules. Accordingly, the listing standards of the NASDAQ Global Market or NASDAQ Capital Market will require Tranzyme to have, among other things, a $4.00 per share minimum bid price upon the effective time of the merger. Because the current price of Tranzyme common stock is less than the required minimum bid prices, the reverse stock split is necessary to obtain approval of the listing of the combined company and the shares of Tranzyme common stock being issued in the merger on either market.

        Additionally, Tranzyme's board of directors believes that maintaining its listing on the NASDAQ Global Market may provide a broader market for Tranzyme's common stock and facilitate the use of Tranzyme's common stock in financing and other transactions. Tranzyme's board of directors unanimously approved the reverse stock split partly as a means of maintaining the share price of Tranzyme's common stock following the merger above $4.00 per share.

        One of the effects of the reverse stock split will be to effectively increase the proportion of authorized shares which are unissued relative to those which are issued. This could result in the combined company being able to issue more shares without further stockholder approval. Tranzyme currently has no plans to issue shares, other than in connection with the merger, the PIPE transaction and to satisfy obligations under Tranzyme's employee stock options and warrants from time to time as these options and warrants are exercised. The reverse stock split will not affect the number of authorized shares of Tranzyme's common stock, which will continue to be 100,000,000.

  Potential Increased Investor Interest

        On    •    , 2013, Tranzyme's common stock closed at $    •    per share. In approving the proposal authorizing the reverse stock split, Tranzyme's board of directors considered that Tranzyme's common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, Tranzyme's board of directors believes that most investment funds are reluctant to invest in lower priced stocks.

        There are risks associated with the reverse stock split, including that the reverse stock split may not result in an increase in the per share price of Tranzyme's common stock.

        Tranzyme cannot predict whether the reverse stock split will increase the market price for Tranzyme's common stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

  •
  the market price per share of Tranzyme's common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of Tranzyme's common stock outstanding before the reverse stock split;

  •
  the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

  •
  the reverse stock split will result in a per share price that will increase Tranzyme's ability to attract and retain employees; or

  •
  the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by NASDAQ for continued listing, or that Tranzyme will otherwise meet the requirements of NASDAQ for inclusion for trading on the NASDAQ Global Market.

        The market price of Tranzyme's common stock will also be based on Tranzyme's performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of Tranzyme's common stock declines, the percentage decline as an absolute number and as a percentage of Tranzyme's overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of Tranzyme's common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

  Principal Effects of the Reverse Stock Split

        If the stockholders approve the proposal to implement the reverse stock split and Tranzyme's board of directors implements the reverse stock split, Tranzyme will amend Tranzyme's certificate of incorporation to effect the reverse stock split. The text of the forms of the proposed amendments to Tranzyme's certificate of incorporation is attached to this proxy statement as Annex F.

        The reverse stock split will be effected simultaneously for all outstanding shares of Tranzyme's common stock. The reverse stock split will affect all of Tranzyme's stockholders uniformly and will not affect any stockholder's percentage ownership interests in Tranzyme, except to the extent that the reverse stock split results in any of Tranzyme's stockholders owning a fractional share. Common stock issued pursuant to the reverse stock split will remain fully paid and nonassessable. The reverse stock split will not affect Tranzyme's continuing to be subject to the periodic reporting requirements of the Exchange Act.

        As of the effective time of the reverse stock split, Tranzyme will adjust and proportionately decrease the number of shares of Tranzyme's common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire Tranzyme's common stock. In addition, as of the effective time of the reverse stock split, Tranzyme will adjust and proportionately decrease the total number of shares of Tranzyme's common stock that may be the subject of the future grants under Tranzyme's stock option plans.

  Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

        If Tranzyme's stockholders approve the proposal to effect the reverse stock split, and if Tranzyme's board of directors still believes that a reverse stock split is in the best interests of Tranzyme and its stockholders, Tranzyme's board of directors will determine the ratio of the reverse stock split to be implemented. Tranzyme will file the certificates of amendment with the Secretary of State of the State of Delaware immediately prior to the effective time of the merger. Tranzyme's board of directors may delay effecting the reverse stock split without resoliciting stockholder approval. Beginning on the effective date of the reverse stock split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

        As soon as practicable after the effective date of the reverse stock split, stockholders will be notified that the reverse stock split has been effected. Tranzyme expects that Tranzyme's transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by Tranzyme. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNLESS AND UNTIL REQUESTED TO DO SO.

  Fractional Shares

        No certificates or scrip representing fractional shares of Tranzyme's common stock will be issued in connection with the reverse stock split. Each holder of Tranzyme's common stock who would otherwise have been entitled to receive a fraction of a share of Tranzyme's common stock (after taking into account all fractional shares of Tranzyme's common stock otherwise issuable to such holder) shall be entitled to receive, in lieu thereof, upon surrender of such holder's certificate(s) representing such fractional shares of Tranzyme's common stock, cash (without interest) in an amount equal to such fractional part of a share of Tranzyme's common stock multiplied by the average last reported sales price of Tranzyme's common stock at 4:00 p.m., Eastern time, end of regular trading hours on NASDAQ during the 10 consecutive trading days ending on the last trading day prior to the effective date of the merger.

        By authorizing the reverse stock split, stockholders will be approving the combination of any whole number of shares of common stock between and including a number that is greater than one and less than or equal to 100 into one share. The certificate of amendment filed with the Secretary of State of the State of Delaware effecting the reverse stock split will include only that number determined by the board of directors to be in the best interests of Tranzyme and its stockholders. In accordance with these resolutions, the board of directors will not implement any amendment providing for a different split ratio.

        Tranzyme's stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where Tranzyme is domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by Tranzyme or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

  Accounting Matters

        The reverse stock split will not affect the common stock capital account on Tranzyme's balance sheet. However, because the par value of Tranzyme's common stock will remain unchanged on the effective date of the split, the components that make up the common stock capital account will change by offsetting amounts. Depending on the size of the reverse stock split the board of directors decides to implement, the stated capital component will be reduced and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of Tranzyme will be increased because there will be fewer shares of Tranzyme's common stock outstanding. Prior periods' per share amounts will be restated to reflect the reverse stock split.

  Potential Anti-Takeover Effect

        Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of Tranzyme's board of directors or contemplating a tender offer or other transaction for the combination of Tranzyme with another company, the reverse stock split proposal is not being proposed in response to any effort of which Tranzyme is aware to accumulate shares of Tranzyme's common stock or obtain control of Tranzyme, other than in connection with the merger with Ocera, nor is it part of a plan by management to recommend a series of similar amendments to Tranzyme's board of directors and stockholders. Other than the proposals being submitted to Tranzyme's stockholders for their consideration at the special meeting, Tranzyme's board of directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of Tranzyme.

  No Appraisal Rights

        Under the Delaware General Corporation Law, Tranzyme's stockholders are not entitled to appraisal rights with respect to the reverse stock split, and Tranzyme will not independently provide stockholders with any such right.

  Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

        The following is a summary of certain material United States federal income tax consequences of the reverse stock split. It does not purport to be a complete discussion of all of the possible United States federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. This discussion does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which are subject to change retroactively as well as prospectively. This summary also assumes that the shares of the Company's common stock held by stockholders before the reverse stock split were, and the shares of common stock held after the reverse stock split will be, held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended, or the Code. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the reverse stock split.

        Other than the cash payments for fractional shares discussed above, no gain or loss will be recognized by a stockholder upon such stockholder's exchange of shares held before the reverse stock split for shares after the reverse stock split. The aggregate tax basis of the shares of the Tranzyme's common stock received in the reverse stock split (including any fraction of a share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the shares of common stock exchanged therefor. In general, stockholders who receive cash instead of their fractional share interests in the shares of common stock as a result of the reverse stock split will recognize gain but not loss based on the difference between their adjusted basis in the fractional share interests and the cash received. The stockholder's holding period for the shares of common stock after the reverse stock split will include the period during which the stockholder held the shares of common stock surrendered in the reverse stock split.

        This summary of certain material United States federal income tax consequence of the reverse stock split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the reverse stock split.

  Vote Required; Recommendation of Board of Directors

        The affirmative vote of holders of a majority of the outstanding shares of Tranzyme's common stock as of the record date for the special meeting is required for approval of Proposal 3. A failure to submit a proxy card or vote at the special meeting, or an abstention, vote withheld or "broker non-vote" for Proposal 3 will have the same effect as a vote against the approval of Proposal 3.

TRANZYME'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT TRANZYME STOCKHOLDERS VOTE "FOR" PROPOSAL 3 TO AMEND TRANZYME'S CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.

 Proposal 4: Approval of Name Change

  General

        At the special meeting, holders of Tranzyme common stock will be asked to approve the amendment of Tranzyme's certificate of incorporation to change the name of the corporation from Tranzyme to "Ocera Therapeutics, Inc." immediately following the effective time of the merger.

        The primary reason for the corporate name change is that management believes this will allow for brand recognition of Ocera's product candidate pipeline following the consummation of the merger. Tranzyme's management believes that the current name will no longer accurately reflect the business of the combined company and the mission of the combined company subsequent to the consummation of the merger. The text of the form of the proposed amendment to the Tranzyme's certificate of incorporation is attached to this proxy statement as Annex G.

        Insofar as the proposed new corporate name will only reflect Ocera's business following the merger, the proposed name change and the amendment of Tranzyme's certificate of incorporation, even if approved by the stockholders at the special meeting, will only be filed with the office of the Secretary of State of the State of Delaware and, therefore, become effective if the merger is consummated.

  Vote Required; Recommendation of Board of Directors

        The affirmative vote of holders of a majority of the outstanding shares of Tranzyme's common stock as of the record date for the special meeting is required for approval of Proposal 4. A failure to submit your proxy card or vote at the special meeting, or an abstention, vote withheld or "broker non-vote" for Proposal 4 will have the same effect as a vote against the approval of Proposal 4.

TRANZYME'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT TRANZYME'S STOCKHOLDERS VOTE "FOR" PROPOSAL 4 TO APPROVE THE NAME CHANGE.

 Proposal 5: Approval of Possible Adjournment of the Special Meeting

  General

        If Tranzyme fails to receive a sufficient number of votes to approve Proposals 1, 2, 3 or 4, Tranzyme may propose to adjourn the special meeting, if a quorum is present, for a period of not more than 30 days for the purpose of soliciting additional proxies to approve Proposals 1, 2, 3 or 4. Tranzyme currently does not intend to propose adjournment at the special meeting if there are sufficient votes to approve Proposal Nos. 1, 2, 3 and 4.

  Vote Required; Recommendation of Board of Directors

        The affirmative vote of the holders of a majority of the Tranzyme's common stock having voting power present in person or represented by proxy at the special meeting is required to approve the adjournment of the special meeting for the purpose of soliciting additional proxies to approve Proposals 1, 2, 3 or 4. A failure to submit a proxy card or vote at the special meeting, or an abstention, vote withheld or "broker non-vote" will have no effect on the outcome of Proposal 5.

TRANZYME'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT TRANZYME'S STOCKHOLDERS VOTE "FOR" PROPOSAL 5 TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS 1, 2, 3 OR 4.

 TRANZYME'S BUSINESS

        For a description of Tranzyme's business, please refer to the section entitled "Item 1. Business" set forth in Tranzyme's Annual Report on Form 10-K for the year ended December 31, 2012, included as Annex B to this proxy statement, which section is incorporated by reference herein. We are not currently subject to any material legal proceedings.

TRANZYME'S PROPERTY

        For a description of Tranzyme's property, please refer to the section entitled "Item 2. Properties" set forth in Tranzyme's Annual Report on Form 10-K for the year ended December 31, 2012, included as Annex B to this proxy statement, which section is incorporated by reference herein.

OCERA'S BUSINESS

        Ocera Therapeutics, Inc., or Ocera, is a clinical stage biopharmaceutical company focused on the development and commercialization of novel therapeutics for patients with acute and chronic liver disease, an area of high unmet medical need. Ocera's lead program, OCR-002, is an ammonia scavenger designed to treat hyperammonemia (elevated ammonia in the blood) and associated hepatic encephalopathy, a complication of patients with liver cirrhosis. When the liver is no longer able to remove toxic substances from the blood, there is an accumulation of such toxins, particularly ammonia. Ammonia accumulation in the blood impairs brain cell function, and can lead to a neuropsychiatric condition called hepatic encephalopathy, or HE. HE is marked by a worsening of brain function, impaired cognition, uncontrolled movements and decreased levels of consciousness. If it progresses untreated, HE can lead to coma and death due to brain swelling. Currently there are no drug treatments for HE that can be given intravenously to hospitalized patients with acute HE in the United States. Ocera believes there is a significant unmet need for an injectable drug that can rapidly and safely treat patients with acute HE, and Ocera is developing OCR-002 to address this problem.

        OCR-002, through its dual mechanism of action, directly lowers circulating blood levels of ammonia by enabling alternate metabolic pathways in the muscle and kidney in patients with decompensated liver cirrhosis, and or liver failure from other causes. OCR-002 is being developed as an injectable formulation for hospitalized patients and as an oral formulation to treat and prevent recurrences of hepatic encephalopathy in outpatients.

        OCR-002 has received Orphan Drug designation and Fast Track status from the FDA for the treatment of hyperammonemia and associated HE in patients with liver cirrhosis, acute liver failure and acute liver injury. Currently there are few treatment options for patients hospitalized with acute HE, and no other competing in clinical development for this indication. Ocera estimates that there are up to one million patients with liver cirrhosis in the United States, and approximately 150,000 hospitalizations occur annually due to complications of HE, costing the healthcare system approximately $7 billion every year.

        Ocera has completed Phase 1 and 2a studies in which 77 subjects (both healthy volunteers and patients with liver cirrhosis) received the IV formulation of OCR-002. These studies established safety, tolerability and target dose for OCR-002.

        In addition, OCR-002 is the subject of two ongoing, externally-sponsored Phase 2a studies. The first of these studies is evaluating OCR-002 in patients with known liver cirrhosis and elevated ammonia due to upper gastrointestinal bleeding, or UGIB. UGIB is a complication of liver cirrhosis, and often leads to acute HE. The open label phase of this study demonstrated that OCR-002 provides rapid and durable ammonia reduction within 36 hours of treatment. The second part of this study, a double-blind, placebo-controlled study to measure ammonia plasma concentration and improvement in HE is currently enrolling. Data from this study is expected in the first half of 2014.

        The second externally sponsored Phase 2a study is with the Acute Liver Failure Study Group (ALFSG), funded by the National Institutes of Health. It is studying OCR-002 for the treatment of patients with acute liver injury and acute liver failure, or ALF, due to acetaminophen overdose. Approximately 56,000 emergency room visits occur due to acetaminophen overdose, leading to 50% of ALF cases annually. There are approximately 2,000-3,000 cases of ALF annually in the United States, with up to a 30% mortality rate. These patients usually have acutely elevated ammonia, which can lead to cerebral swelling and brain herniation. OCR-002 is being investigated by the ALFSG as an acute treatment to lower the blood ammonia levels in these patients. Data from this study are expected in 2014.

        Ocera is currently planning to initiate a Phase 2b, randomized, double-blind, placebo-controlled, efficacy study of OCR-002 as a treatment for acute hepatic encephalopathy in hospitalized patients with liver cirrhosis. The study is expected to have approximately 200 patients, and enrollment is expected to begin in late 2013.

        In addition to OCR-002, Ocera has developed Zysa™ (AST-120) a spherical carbon adsorbent, for the treatment of irritable bowel syndrome. IBS is a chronic disorder affecting approximately 20 percent of the Western population and is characterized by abdominal pain, discomfort and alterations in bowel habits for which there are very few safe treatment options available today. AST-120 is a novel proprietary spherical carbon adsorbent with a selective adsorption profile for a variety of unwanted substances and toxins which may be responsible for conditions such as irritable bowel syndrome. Ocera licensed the compound from Kureha Corporation of Japan in 2005. AST-120 has been used chronically by over 360,000 patients and studied in over 3,000 patients worldwide. In March 2012, the Company received CE Mark for the sale of AST-120 as a medical device for the treatment of diarrhea predominant irritable bowel syndrome (d-IBS) in the European Market. Ocera is currently evaluating strategic options for the commercialization of this product.

        Ocera, incorporated in December 2004, is a Delaware corporation. The address of Ocera's principal executive office is 12651 High Bluff Drive, Suite 230, San Diego, California 92130 and its telephone number is (858) 436-3900.

 TRANZYME'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        For Tranzyme's management's discussion and analysis of financial condition and results of operations, please refer to Item 7 set forth in Tranzyme's Annual Report on Form 10-K for the year ended December 31, 2012, included as Annex B to this proxy statement, which section is incorporated by reference herein.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT
TRANZYME'S MARKET RISK

        For quantitative and qualitative disclosures about Tranzyme's market risk, please refer to Item 7A set forth in Tranzyme's Annual Report on Form 10-K for the year ended December 31, 2012, included as Annex B to this proxy statement, which section is incorporated by reference herein.

OCERA'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following discussion and analysis of financial condition and results of operations should be read together with Ocera's financial statements and accompanying notes appearing elsewhere in this proxy statement. This Management's Discussion and Analysis contains forward-looking statements that involve risks and uncertainties. Please see "Forward-Looking Statements" on page 33 for additional factors relating to such statements, and see "Risk Factors" beginning on page 17 for a discussion of certain risk factors applicable to Ocera's business, financial condition, and results of operations. Operating results are not necessarily indicative of results that may occur in future periods.

 Overview

        Ocera is a clinical stage biopharmaceutical company focused on the development and commercialization of novel therapeutics for patients with acute and chronic liver disease, an area of high unmet medical need. Ocera's lead program, OCR-002, is an ammonia scavenger, designed to treat hyperammonemia (elevated ammonia in the blood) and associated hepatic encephalopathy, a complication of patients with liver cirrhosis. When the liver is no longer able to remove toxic substances from the blood, there is an accumulation of such toxins, particularly ammonia. Ammonia accumulation in the blood impairs brain cell function, and can lead to a neuropsychiatric condition called hepatic encephalopathy, or HE. HE is marked by a worsening of brain function, impaired cognition, uncontrolled movements and decreased levels of consciousness. If it progresses untreated, HE can lead to coma and death due to brain swelling. Currently there are no drug treatments for HE that can be given intravenously to hospitalized patients with acute HE in the United States. Ocera believes there is a significant unmet need for an injectable drug that can rapidly and safely treat patients with acute HE, and it is developing OCR-002 to address this problem.

        OCR-002, through its dual mechanism of action, directly lowers circulating blood levels of ammonia by enabling alternate metabolic pathways in the muscle and kidney in patients with decompensated liver cirrhosis, and or liver failure from other causes. OCR-002 is being developed as an injectable formulation for hospitalized patients and as an oral formulation to treat and prevent recurrences of hepatic encephalopathy in outpatients.

        OCR-002 has received Orphan Drug designation and Fast Track status from the FDA for the treatment of hyperammonemia and associated HE in patients with liver cirrhosis, acute liver failure and acute liver injury. Currently there are few treatment options for patients hospitalized with acute HE, and no other competing in clinical development for this indication. Ocera estimates that there are up to one million patients with liver cirrhosis in the United States, and approximately 150,000 hospitalizations occur annually due to complications of HE, costing the healthcare system approximately $7 billion every year.

        Ocera has completed Phase 1 and 2a studies in which 77 subjects (both healthy volunteers and patients with liver cirrhosis) received the IV formulation of OCR-002. These studies established safety, tolerability and target dose for OCR-002.

        In addition, OCR-002 is the subject of two ongoing, externally-sponsored Phase 2a studies. The first of these studies is evaluating OCR-002 in patients with known liver cirrhosis and elevated ammonia due to upper gastrointestinal bleeding, or UGIB. UGIB is a complication of liver cirrhosis, and often leads to acute HE. The open label phase of this study demonstrated that OCR-002 provides rapid and durable ammonia reduction within 36 hours of treatment. The second part of this study, a double-blind, placebo-controlled study to measure ammonia plasma concentration and improvement in HE is currently enrolling. Data from this study is expected in the first half of 2014.

        The second externally sponsored Phase 2a study is with the Acute Liver Failure Study Group (ALFSG), funded by the National Institutes of Health. The ALSFG is studying OCR-002 for the treatment of patients with acute liver injury and acute liver failure due to acetaminophen overdose. Approximately 56,000 emergency room visits occur due to acetaminophen overdose, leading to 50% of ALF cases annually. There are approximately 2,000-3,000 cases of ALF annually in the United States, with up to a 30% mortality rate. These patients usually have acutely elevated ammonia, which can lead to cerebral swelling and brain herniation. OCR-002 is being investigated by the ALFSG as an acute treatment to lower the blood ammonia levels in these patients. Data from this study are expected in 2014.

        Ocera is currently planning to initiate a Phase 2b, randomized, double-blind, placebo-controlled, efficacy study of OCR-002 as a treatment for acute hepatic encephalopathy in hospitalized patients with liver cirrhosis. The study is expected to have approximately 200 patients, and enrollment is expected to begin in late 2013.

        In addition to OCR-002, Ocera has developed Zysa™ (AST-120) a spherical carbon adsorbent, for the treatment of irritable bowel syndrome. IBS is a chronic disorder affecting approximately 20 percent of the Western population and is characterized by abdominal pain, discomfort and alterations in bowel habits for which there are very few safe treatment options available today. AST-120 is a novel proprietary spherical carbon adsorbent with a selective adsorption profile for a variety of unwanted substances and toxins which may be responsible for conditions such as irritable bowel syndrome. Ocera licensed the compound from Kureha Corporation of Japan in 2005. AST-120 has been used chronically by over 360,000 patients and studied in over 3,000 patients worldwide. In March 2012, Ocera received CE Mark for the sale of AST-120 as a medical device for the treatment of diarrhea predominant irritable bowel syndrome (d-IBS) in the European Market. It is currently evaluating strategic options for the commercialization of this product.

        Ocera is a development stage company and has incurred net losses since its inception. As of December 31, 2012, Ocera had a deficit accumulated during the development stage of $64.0 million. It recorded net losses of $3.6 million and $4.7 million during the years ended December 31, 2012, and 2011, respectively. Ocera anticipates that a substantial portion of its capital resources and efforts in the foreseeable future will be focused on completing the development and obtaining regulatory approval of OCR-002.

        Ocera has devoted substantial resources towards the development of OCR-002 and AST-120, protecting and enhancing its intellectual property and providing general and administrative support for these activities. Ocera has not generated any revenues from product sales and, to date, has funded its operations primarily through the private placement of equity securities and convertible debt. Through December 31, 2012, it has raised net cash proceeds of approximately $61.7 million from the sale of convertible preferred stock and $3.0 million from the issuance of convertible debt securities. In addition, Ocera borrowed and repaid a $4.0 million loan from a lender who provided working capital.

        Substantially all of Ocera's operating losses resulted from expenses incurred in connection with its development programs and from general and administrative costs associated with its operations. Ocera expects to incur increasing operating losses for at least the next several years when it initiates the phase 2b study of OCR-002 in acute hepatic encephalopathy and continues development of its oral formulation to treat and prevent recurrences of hepatic encephalopathy. Ocera anticipates its expenses will increase significantly as it seeks regulatory approval for its product candidates and maintains, expands and protects its intellectual property portfolio. If the proposed merger is approved, Ocera's expenses would further increase as a result of the hiring of financial personnel and adding operational, financial and management information systems and incurring costs associated with becoming a public company.

Recent Developments

        On April 23, 2013, Ocera entered into a definitive agreement to merge with a subsidiary of Tranzyme, in an all-stock transaction. Upon closing, the combined company will be renamed Ocera Therapeutics, Inc. Concurrent with the signing of the merger agreement, certain of Ocera's investors committed to approximately $20.0 million in a private investment in a public entity (PIPE) financing which will close upon completion of the merger. Prior to the PIPE financing, Tranzyme will issue, to Ocera's stockholders, shares of Tranzyme common stock such that Ocera's stockholders will own approximately 72.6% of the combined company, and the Tranzyme stockholders will own approximately 27.4% of the combined company. The final number of shares issued will be subject to adjustments at closing based on each company's cash levels and other matters. The transaction, which has been approved by the boards of directors of both companies, is subject to approval by the stockholders of Tranzyme and the satisfaction of customary closing conditions and regulatory approvals. The merger is expected to close during the third quarter of 2013.

Financial Overview

  Revenue

        Ocera is a development stage company and has generated no revenue from the sale of products since inception. Ocera does not expect to generate any revenue from its existing product candidates unless or until it commercializes or enters into a strategic alliance for OCR-002 or AST-120.

  Research and Development Expenses

        Since its inception, Ocera has focused on the development of its product candidates. Ocera's research and development expenses consist primarily of:

  •
  salaries and related expenses for personnel, including expenses related to stock options or other stock-based compensation granted to personnel in development functions;

  •
  fees paid to clinical trial sites and vendors, including clinical research organizations in connection with its clinical trials, costs of acquiring and evaluating clinical trial data such as investigator grants, patient screening fees, laboratory work and statistical compilation and analysis, and fees paid to clinical consultants;

  •
  expenses related to formulation development, production of clinical supplies, including fees paid to contract manufacturers;

  •
  expenses related to pre-clinical studies;

  •
  expenses related to license fees under in-licensing agreements;

  •
  other consulting fees paid to third parties;

  •
  expenses related to compliance with drug development regulatory requirements in the United States, the European Union and other foreign jurisdictions; and

  •
  depreciation, facility and other allocated expenses.

        Ocera expenses research and development expenses as they are incurred. Ocera has been developing OCR-002 and AST-120 in parallel, and typically use its employees, consultants and infrastructure resources across its two programs. Thus, some of its research and development expenses are not attributable to an individual program, but rather are allocated across its two programs and these costs are included in other research and development expense as detailed below. Allocated expenses include salaries, stock-based compensation and related benefit expenses for its employees, fees paid for clinical studies and contract manufacturing expenses. The following table shows its research and development expenses for the years ended December 31, 2012, and 2011:

	Years Ended December 31,
(in thousands)	2012	2011
OCR-002	$638	$1,534
AST-120	56	149
Other research and development expenses	948	1,362

Total	$1,642	$3,045

        Ocera expects its research and development expenses to increase when it initiates its Phase 2b trial of OCR-002 and continues development of its oral formulation to treat and prevent recurrences of hepatic encephalopathy. Due to the inherently unpredictable nature of product development, Ocera is currently unable to estimate the expenses it will incur in the continued development of OCR-002.

        Ocera's research and development expenditures are subject to numerous uncertainties in timing and cost to completion. Development timelines, the probability of success and development expenses can differ materially from expectations. Clinical trials may be difficult to enroll given the small number of patients with certain of its target indications. Completion of clinical trials may take several years or more, but the length of time generally varies according to the type, complexity, novelty and intended use of a product candidate. The cost of clinical trials may vary significantly over the life of a project as a result of differences arising during clinical development, including, among others:

  •
  the number of trials required for approval;

  •
  the number of sites included in the trials;

  •
  the length of time required to enroll suitable patients;

  •
  the number of patients that participate in the trials;

  •
  the drop-out or discontinuation rates of patients;

  •
  the duration of patient follow-up;

  •
  the number and complexity of analyses and tests performed during the trial;

  •
  the phase of development of the product candidate; and

  •
  the efficacy and safety profile of the product candidate.

        Ocera's expenses related to clinical trials are based on estimates of patient enrollment and related expenses at clinical investigator sites as well as estimates for the services received and efforts expended pursuant to contracts with multiple research institutions and contract research organizations that may be used to conduct and manage clinical trials on its behalf. It generally accrues expenses related to clinical trials based on contracted amounts applied to the level of patient enrollment and activity. If timelines or contracts are modified based upon changes in the clinical trial protocol or scope of work to be performed, Ocera modifies its estimates of accrued expenses accordingly on a prospective basis.

        As a result of the uncertainties discussed above, Ocera is unable to determine with certainty the duration and completion costs of its development programs. Ocera will need to raise additional capital and may seek strategic alliances in the future to advance its programs.

  General and Administrative Expenses

        General and administrative expenses consist primarily of salaries, benefits and stock-based compensation for employees in executive, finance, business development and support functions. Other significant expenses include the costs associated with obtaining and maintaining its patents portfolio, professional fees for accounting and legal services, travel and allocated facilities and other expenses.

        Ocera expects that its general and administrative expenses will increase in the future as it expands its operating activities, maintain and expand its patent portfolio, and incur additional costs associated with the pending merger and the preparation of being a public company. Ocera expects these increases will likely include increased expenses for legal fees, accounting fees, director and officers' liability insurance, and investor relations fees.

  Other Income (Expenses), Net

        Other income (expense) consists primarily of non-cash interest expense related to Ocera's borrowings. Interest income consists of interest earned on its cash and cash equivalents. Ocera accounted for the convertible preferred stock warrants at fair value and recorded a warrant liability on the date of issuance. Ocera adjusted the liability for changes in fair value of these warrants on each reporting date. In the years ended December 31, 2012 and 2011, it recorded an increase of $45,000 and a decrease of $292,000 in the fair value of its warrant liability.

  Income Taxes

        Ocera has incurred net losses and has not recorded any U.S. federal or state income tax benefits for the losses as they have been offset by valuation allowances.

Critical Accounting Policies and Significant Judgments and Estimates

        The preparation of Ocera's financial statements requires it to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities, and the revenues and expenses incurred during the reported periods. Ocera base its estimates on historical experience and on various other factors that it believes are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

        While Ocera's significant accounting policies are described in the notes to its financial statements appearing elsewhere in this proxy statement, it believes that the following critical accounting policies relating to clinical trial accruals, warrant and derivative liabilities and stock-based compensation are most important to understanding and evaluating its reported financial results.

  Clinical Trial Accruals

        As part of the process of preparing financial statements, Ocera is required to estimate accrued expenses. Ocera bases its expenses related to clinical trials on estimates of patient enrollment and related expenses at clinical investigator sites as well as estimates for the services received and efforts expended pursuant to contracts with multiple research institutions and CROs that may conduct and manage clinical trials on its behalf. Ocera generally accrues expenses related to clinical trials based on contracted amounts applied to the level of patient enrollment and activity according to the protocol. If timelines or contracts are modified based upon changes in the clinical trial protocol or scope of work to be performed, Ocera modifies its estimates of accrued expenses accordingly on a prospective basis. If Ocera does not identify costs that it has begun to incur or if it underestimates or overestimates the level of services performed or the costs of these services, its actual expenses could differ from its estimates. Ocera does not anticipate the future settlement of existing accruals to differ materially from its estimates.

  Warrants and Other Derivative Liabilities

        Ocera accounts for its preferred stock and common stock warrants as either equity or liabilities based upon the characteristics and provisions of each instrument. Ocera records warrants classified as equity as additional paid-in capital on the balance sheet and makes no future adjustment to their valuation. Ocera records warrants classified as derivative liabilities in connection with convertible notes, that require separate accounting as liabilities on its balance sheets, at their fair value on the date of issuance and remeasure them on each subsequent balance sheet, with fair value changes recognized as increases or reductions to other income (expense), net in the statements of operations. Ocera estimate the fair value of these liabilities using option-pricing models and assumptions that are based on the individual characteristics of the warrants or instruments on the valuation date, as well as assumptions for future financings, expected volatility, expected life, yield, and risk-free interest rate. Ocera accounts for its warrants for shares of convertible preferred stock as liabilities. Ocera adjusted the liability for changes in fair value of these warrants on each reporting date.

        In connection with the convertible notes Ocera issued in March and October 2012, its lenders received warrants to purchase shares of its common stock. The March 2012 warrants provided price protection for three months and were required to be accounted for as a liability. Upon the expiration of the price protection provision in June 2012, the fair value of the common stock warrants was reclassified to equity. The October 2012 warrants were accounted for as equity on the issuance date. Ocera used a third party valuation firm to assist in the valuation of its convertible notes and common stock warrants. The fair value of common stock warrants in the aggregate was determined by using an income approach to first estimating the enterprise value of its company, and then allocating the enterprise value to its various securities using the option-pricing method. The option-pricing method was applied using various scenarios based on the potential liquidity alternatives available to Ocera. The valuation model considered the debt and option characteristics of the notes. The key inputs to the valuation model are estimated loan term, volatility, and the risk-free interest rate. The original fair value of the warrants was recorded as debt issuance cost which is being amortized as interest expense over the term of the notes.

  Stock-Based Compensation

        Ocera recognizes as compensation expense the grant date estimated fair value of stock options and other stock-based compensation issued to employees over the requisite service periods, which are typically the vesting periods. Ocera records stock options issued to non-employees at their fair value, periodically revalues them as the stock options vest, and recognizes expense over the related service period. For performance-based stock options, Ocera begins to recognize the expense when it is deemed probable that the performance-based goal will be met. Ocera evaluates the probability of achieving performance-based goals at each reporting date.

        Stock-based compensation has not been a significant expense to date. In future periods, Ocera expects its stock-based compensation expense to increase as Ocera issues additional stock-based awards in order to attract and retain employees and non-employee consultants.

        Stock-based compensation expense includes stock options granted to employees and non-employees and has been reported in Ocera's statements of operations as follows:

	Years Ended December 31,
(in thousands)	2012	2011
Research and development	$27	$69
General and administrative	127	155

Total	$154	$224

  Significant Factors, Assumptions and Methodologies Used in Determining Fair Value

        Ocera calculates the fair value of stock-based compensation awards using the Black-Scholes option-pricing model. The Black-Scholes option-pricing model requires the input of subjective assumptions, including the risk-free interest rate, expected dividend yield, expected stock price volatility and the expected term of the stock options.

        The following table summarizes the assumptions used in the Black Scholes model:

	Years ended December 31,
	2012	2011
Risk-free interest rates	0.95% - 1.11%	1.99%
Expected dividend yield	0.0%	0.0%
Expected volatility	92% - 109%	92%
Expected term (in years)	6.25	6.25

        Risk-free interest rate.    Ocera determines the risk-free interest rate by reference to implied yields available from U.S. Treasury securities with a remaining term equal to the expected life assumed at the date of grant.

        Expected dividend yield.    The expected dividend yield is based on Ocera's expectation of not paying dividends in the foreseeable future.

        Expected volatility.    As a private company, Ocera does not have sufficient history to estimate the volatility of its common stock price or the expected term of its options. Ocera calculates expected volatility based on reported data for a selected group of similar publicly traded companies, or guideline peer group, for which the historical information is available. Ocera will continue to use the guideline peer group volatility information until the historical volatility of its common stock is relevant to measure expected volatility, for future option grants.

        Expected term.    The weighted average expected life of stock options for 2011 and 2012 reflects the application of the simplified method. The simplified method defines the life as the average of the contractual term of the options and the weighted average vesting period for all option tranches.

        Ocera estimates forfeitures based on its historical analysis of actual stock option forfeitures.

        There is a high degree of subjectivity involved when using option-pricing models to estimate stock-based compensation. Currently, there is no market-based mechanism or other practical application to verify the reliability and accuracy of the estimates stemming from these valuation models, nor is there a means to compare and adjust the estimates to actual values. Although the fair value of employee stock-based awards is determined using an option-pricing model, this value may not be indicative of the fair value observed in a market transaction between a willing buyer and willing seller. If factors change and Ocera employs different assumptions when valuing its options, the compensation expense that it records in the future may differ significantly from what it has historically reported.

  Common Stock Valuation

        The fair values of the common stock underlying Ocera's stock-based awards were estimated on each grant date by its board of directors, with input from management and utilizing an independent third-party valuation specialist. All options to purchase shares of its common stock are intended to be granted with an exercise price per share no less than the fair value per share of its common stock underlying those options on the date of grant, based on the information known to Ocera on the date of grant. In the absence of a public trading market for its common stock, on each grant date, Ocera develops an estimate of the fair value of its common stock in order to determine an exercise price for the option grants. The majority of Ocera's directors are not employees and have significant experience in the pharmaceutical and biotechnology industries. Ocera believes that its board of directors has the relevant experience and expertise to determine the fair value of its common stock on each respective grant date. Given the absence of a public trading market of its common stock, and in accordance with the American Institute of Certified Public Accountants Practice Guide, Valuation of Privately-Held-Company Equity Securities Issued as Compensation, its board of directors considered various objective and subjective factors to determine the fair value of its common stock, including: external market conditions affecting the biotechnology industry, trends within the broader biotechnology industry, the prices at which Ocera sold shares of convertible preferred stock, the superior rights and preferences of the convertible preferred stock relative to its common stock at the time of each grant, its results of operations, its financial position, the status of its research and development efforts, its stage of development, its business strategy and advancement of its product candidates, the lack of an active public market for its common and the likelihood of achieving a liquidity event such as an initial public offering, or IPO, or sale of the company in light of prevailing market conditions.

        In connection with its preparation of the unaudited financial statements through the third quarter of 2012, and in light of the increase in its enterprise value indicated by the December 2012 valuation as a result of the possible liquidity scenarios, Ocera reassessed the fair value of its initial contemporaneous third-party valuation completed in December 2011 and the initial estimates of the fair value of its common stock through the third quarter of 2012 on a retrospective basis for financial reporting purposes. When considering the various subjective and objective factors noted above, Ocera determined that no major operational events or other circumstances had occurred between those dates that would cause a significant change in its common stock valuation. However, Ocera determined it was probable that its common stock valuation had increased based on certain subjective factors that would necessitate a change in its valuation models as it obtained more clarity about its potential liquidity events. Specifically, Ocera considered the increased likelihood of a possible liquidity scenario including the potential merger with a public company in 2013 or the sale of Ocera in light of its business development activities and prevailing market conditions. Additionally Ocera considered the progress related to potential strategic transactions for OCR-002, and the issuance of convertible notes in March and June 2012. Ocera's bid to merge with Tranzyme was accepted in March 2013 and Ocera signed the definitive merger agreement in April 2013. These events provided indicators of its increased likelihood of a liquidity event in determining the timing of a valuation inflection point. In addition, Ocera considered the public market value of Tranzyme and its projected ownership of the combined company upon the close of the merger.

        Ocera determined its enterprise value by utilizing the income approach. The income approach is based on the premise that the value of a business is equal to the present value of a company's future earning capacity. The application of this approach involves estimating the free cash flows for the business, and then discounting the cash flows back to a present value at an appropriate discount rate.

        Ocera prepared a financial forecast for each valuation that included consideration of future expectations and significant assumptions on revenues and expenses. Its forecasts assumed that Ocera, or a strategic partner, would sell OCR-002. Ocera believes it has a reasonable basis to estimate product sales based on published data for the number of patients with cirrhosis in the United States and the number of hospitalizations occurring annually due to complications of encephalopathy or acute liver failure. The potential number of patients that may be treated using its oral formulation for the prevention of the recurrence of hepatic encephalopathy was based on estimated disease prevalence and prescription data in the United States. Ocera estimated a selling price for each product based on independent market research and applied a reasonable growth rate to the number of newly diagnosed patients and to the selling price. Additionally, the sales forecast takes into account its expected market share for the products, projected competition, and the market launch dates. In addition, Ocera forecasts revenues from potential strategic alliances for OCR-002 and AST-120.

        Ocera project its expenses utilizing a bottom up approach. Ocera estimated cost of sales based upon manufacturing activities and expected costs to manufacture its products. Ocera estimated expenses for research and development for expected development and regulatory activities based upon the stage of the clinical development program. Ocera estimated sales and marketing expenses based upon the expected expenses to be incurred for the anticipated product launches and associated sales and commercial needs. Ocera forecast general and administrative costs based upon the general corporate and infrastructure needs for the expected size of its organization.

        The financial forecast for each valuation was used to estimate the free cash flows of the business. These cash flows were discounted at a rate which was calculated using inputs from comparable private and public biopharmaceutical companies. In selecting the comparable publicly traded companies in Ocera's industry, it considered a variety of factors including companies which develop therapies to treat liver and gastrointestinal diseases and companies of comparable size.

        After determining an enterprise value utilizing the income approach, Ocera then allocated the enterprise value of its company to each of its classes of stock using either the Option-Pricing Method, or OPM, or a hybrid method, a modified OPM. The OPM treats common stock and convertible preferred stock as call options on an enterprise value, with exercise prices based on the value thresholds at which the allocation among the various holders of a company's securities changes. Under this method, the common stock has value only if the funds available for distribution to the stockholders exceed the value of the liquidation preferences of its preferred stock at the time of a liquidity event such as a merger, sale or initial public offering, assuming the enterprise has funds available to make a liquidation preference meaningful and collectible by the stockholders. The common stock is modeled to be a call option with a claim on the enterprise at an exercise price equal to the remaining value immediately after the convertible preferred stock is liquidated. The OPM uses the Black-Scholes option-pricing model to price the call option. This model defines the securities' fair value as functions of the current fair value of a company and uses assumptions such as the anticipated timing of a liquidity event and the estimated volatility of the equity securities. A discount for lack of marketability was applied to reflect the increased risk arising from the inability to readily sell the shares.

        The hybrid method or modified OPM is a scenario-based forward looking analysis of possible future outcomes of the company. The future outcomes Ocera considered under the hybrid method included various public and private, market based, liquidation scenarios available to the company and were weighted according to the estimate of the probability of each scenario occurring. In the private financing scenarios, a large portion of the equity value is allocated to the convertible preferred stock to reflect the aggregate liquidation preferences. In the public company merger scenarios, the equity value is allocated pro rata among the shares of common stock and each series of convertible preferred stock, which causes the common stock to have a higher relative value per share than under the private financing scenarios.

        Information regarding equity instruments issued between January 1, 2011 and December 31, 2012 is summarized as follows:

Date of Transaction	Equity Type	Number of Shares Underlying Options or Warrants Granted		Exercise Price Per Share	Management's Estimate of Per Share Fair Value of the Underlying Common Stock
June 16, 2011	Common Stock Options	777,588	(5)	$0.08	$0.19
January 26, 2012	Common Stock Options	341,358	(5)	$0.08	$0.17
March 30, 2012	Common Stock Warrants	219,666	(1)(2)	$0.08	$0.14
June 13, 2012	Common Stock Options	515,091	(5)	$0.08	$0.18
June 30, 2012	Common Stock Warrants	329,495	(2)(3)	$0.08	$0.18
October 1, 2012	Common Stock Warrants	549,161	(2)(4)	$0.08	$0.22

(1)
Pursuant to the terms of the warrant agreement in connection with Ocera's convertible debt offering, the number of shares to be issued is calculated based upon 30% of the principal amount of the related notes issued in the financing divided by the Series C Preferred Stock price of $2.04858 per share.

(2)
The fair value of warrants in the aggregate was determined by using an income approach by first estimating the equity value of Ocera, then allocating the value to its various securities using the option-pricing method. The option-pricing method was applied in various scenarios based on the potential liquidity alternatives available to Ocera. See Note 4 to Ocera's financial statements included elsewhere in this proxy statement.

(3)
Pursuant to the terms of the warrant agreement in connection with Ocera's convertible debt offering, the additional number of shares to be issued is calculated based upon 45% of the principal amount of the related notes issued in the financing divided by the Series C Preferred Stock price of $2.04858 per share.

(4)
Pursuant to the terms of the warrant agreement, in connection with Ocera's convertible debt offering, the number of shares to be issued is calculated based upon 75% of the principal amount of the related notes issued in the financing divided by the Series C Preferred Stock price of $2.04858 per share.

(5)
Ocera reassessed the fair value of its common stock subsequent to the grant date of these awards.

        The intrinsic value of all outstanding options as December 31, 2012, was $368,000 based on the estimated fair value for Ocera common stock of $0.22 per share.

        The intrinsic value of the vested options outstanding at December 31, 2011, was $136,000 based on the estimated fair value for Ocera common stock of $0.17 per share at December 31, 2011.

        At December 31, 2012, Ocera had $97,000 of total unrecognized stock-based compensation expense related to employee stock options that will be recognized over a weighted average life of 0.98 years.

  Discussion of Specific Valuation Inputs

        Over time, a combination of factors caused changes in the fair value of Ocera's common stock. The following summarizes the changes in value from January 2011 to 2012 and the major factors that caused each change.

        June 2011 through December 2011:    This valuation utilized the income approach to determine Ocera's enterprise value and the option pricing method to allocate the enterprise value to its common stock. Due to its stage of development, Ocera's technological developments to date and the belief that the value of its assets on a going-concern basis is premised on the ability to generate a fair rate of return on invested capital, Ocera used the income approach to value its company. The income approach utilizes a discounted cash flow, or DCF, analysis based on the premise that the value of an asset is equal to the present value of future economic benefits that accrue to the owners.

        Ocera's DCF analysis was based on management's projections of revenues and expenses for the years ending December 31, 2011 which included sales or revenues from strategic alliances for OCR-002 and AST-120, and projected development costs for Ocera's product candidates. Ocera updated several inputs into its valuation model including a retrospective assessment of the number of shares of preferred stock that would be issued upon conversion of its $3.0 million convertible debt issuance. At the close of the proposed merger, the March 2012 and October 2012 convertible notes will be converted into shares of Series C preferred stock at $2.04858 per share. In contrast, its valuation assumed the convertible notes would convert at a lower per share value leading to less common stock value. Additionally, Ocera added working capital to its enterprise value and extended the anticipated time to a liquidity event. As a result, Ocera concluded that its common stock fair value increase from $0.08 to $0.19 per share in June 2011 based on a total equity value of $42.7 million. As there were no significant operational milestones between valuation periods, Ocera concluded that its common stock fair value was $0.17 per share in December 2011 based on a total equity value of $38.8 million. The decrease in fair value between June and December 2011 reflected a decrease in its net working capital.

        Ocera selected the OPM to allocate enterprise value determined using the income approach to the outstanding equity securities as of December 2011. This conclusion was based on its belief that the OPM was appropriate given the stage of the company and the conversion features of its preferred securities.

        The OPM analysis was applied using the following criteria:

  •
  each class of stock or derivative was modeled as a call option with a claim on the enterprise value of Ocera,

  •
  an estimated "option term" of 2.5 year was chosen, which was consistent with estimated milestone events and the liquidity scenarios available to Ocera,

  •
  a volatility estimate of 95% for June 2011 and 85% for December 2011 was used, based on a study of similar publicly traded companies, as well as its development-stage status and operating environment,

  •
  a discount rate of 40% to capture the risks related to its stage of development and the risk related to raising the required capital to bring OCR-002 and AST-120 to the market, and

  •
  an incremental 20% discount to reflect the lack of marketability of its common stock based on restricted stock studies and considerations of the degree of risk for the biotechnology industry.

  January to September 2012 Valuations

        Ocera utilized the income approach to determine its enterprise value and the option-pricing method to allocate the enterprise value to its common stock. It also took into account its near-term liquidity needs and updated its common stock value based on possible liquidity scenarios. Ocera assigned a 90% probability towards a stay private company scenario and a 10% probability for an IPO scenario. The value per share under each scenario was then summed to determine its enterprise value.

        The significant assumptions used in Ocera's DCF analysis for the stay private scenarios included funding from a strategic alliance followed by the sale of the company. The significant assumptions used in its DCF analysis for the IPO scenario included (1) retaining commercial rights for the sale of OCR-002 in the United States, (2) revenues from a strategic alliance for OCR-002 outside of the United States, and 3) projected development costs for the product candidates. Further, Ocera elected not to include revenues or expenses associated with AST-120 while Ocera evaluate strategic options for this product.

        March 2012:    The decrease in the fair value of its common stock in March 2012 primarily reflected the decline in enterprise value based on the 90% weighing towards a strategic alliance where Ocera does not retain future product rights. Ocera also took into account the effects of a $1.5 million convertible debt financing, which addressed its short-term liquidity needs. Ocera utilized a discount rate of 40% in its DCF analysis, a volatility rate of 80%, and a 2.5 year time to liquidity in the OPM allocation. It applied a 30% discount for lack of marketability to reflect the lack of liquidity in its common stock. As a result, Ocera concluded that its common stock fair value was estimated to be $0.14 per share in based on an equity value of $32.7 million.

        June through September 2012:    Ocera utilized a discount rate of 40% in its DCF analysis and a volatility rate of 90%, and a 2 year time to liquidity in its OPM allocation. It applied a 30% discount for lack of marketability to reflect the lack of liquidity in its common stock. As a result, it concluded that common stock fair value in June 2012 was estimated to be $0.18 per share based on an equity value of $35.9 million. The common stock valuation in September 2012 was estimated to be $0.21 based on an equity value of $39.9 million. The increases in the fair value of its common stock during these periods primarily reflected a decrease in the expected time term to liquidity.

  December 2012 Valuation

        The December 2012 valuation utilized a hybrid of the OPM and modified OPM to determine its per share common stock value. Under the OPM analysis, Ocera decreased the probability of a liquidity event occurring in early 2015 through a strategic alliance from 90% to 30%, and increased the probability of an IPO in early 2015 from 10% to 65%. Ocera utilized a time to liquidity of two years and a discount for lack of marketability of 30%. In addition, Ocera assigned a 5% probability to the sale of the company by mid-2013. These three potential liquidity scenarios were collectively weighted 90% in determining its enterprise value at December 2012.

        Under the modified OPM, Ocera assigned a 10% probability to the possible merger with a public company. It also accounted for the raise of $1.5 million in convertible notes from its existing investors in October 2012. The per share values under the OPM and modified OPM scenarios are weighted to determine the fair value per share of its common stock. The modified OPM analysis utilized a time to liquidity of six months and a discount for lack of marketability of 15% was applied. This resulted in an equity value of $35.9 million and a common stock valuation of $0.22 per share at December 2012.

        There is inherent uncertainty in these forecasts and projections, and if Ocera had made different assumptions and estimates than those described above, the amount of its stock-based compensation expense, net loss and net loss per share amounts could have been materially different.

        Ocera's significant accounting policies and estimates are more fully described in Note 1 to Ocera's Financial Statements.

  Results of Operations

  Comparison of the Years Ended December 31, 2012 and 2011

	Years Ended December 31,
(in thousands)	2012	2011	Change
Research and development	$1,642	$3,045	$(1,403)
General and administrative	1,739	1,985	(246)
Other income (expenses), net	(227)	303	(530)

  Research and Development Expenses

        Research and development expenses decreased by approximately $1.4 million, or 46.0% for the year ended December 31, 2012 from the year ended December 31, 2011. This decrease in research and development expense in 2012 compared to 2011 was primarily due to a reduction of $800,000 in manufacturing related expense for the production of OCR-002 clinical supply. Ocera also decreased external services by $300,000 upon completion of its phase 1 clinical studies of OCR-002 in 2011. Other decreases in research and development expense included a decrease of $200,000 in payroll and performance bonus expenses and $100,000 in pre-clinical studies completed in 2011.

  General and Administrative Expenses

        General and administrative expenses decreased by $246,000 or 12.4% for the year ended December 31, 2012 from the year ended December 31, 2011. The decrease in general and administration expense in 2012 compared to 2011 was primarily due to a decrease of $200,000 in external services.

  Other Income (Expense), Net

  Interest and Other Income

        Interest income consists of interest earned on its cash and cash equivalents. The change in interest income was not significant for the years ended December 31, 2012 and 2011.

  Interest and Other Expense

        Interest and other expense, net, increased by $184,000 for the year December 31, 2012 from the year ended December 31, 2011. This increase was the result of interest expense related to Ocera's $3.0 million of convertible notes payable issued in 2012.

  Change in Fair Value of Warrant Liability

        The change in the valuation of warrants decreased to $45,000 from $292,000 for the year ended December 31, 2012 from the year ended December 31, 2011. The changes reflect the change in fair value related to the preferred stock warrants liability.

  Income Taxes

        Ocera has incurred net losses and have not recorded any U.S. federal or state income tax benefits for the losses as they have been offset by valuation allowances.

Liquidity and Capital Resources

        Since its inception in December 2004, Ocera has raised $68.7 million to fund its operations primarily through proceeds from the sale of convertible preferred stock and the issuance of convertible and non-convertible debt. Ocera has not generated any revenue from the sale of products. Ocera has incurred losses and generated negative cash flows from operations since inception. From inception through December 31, 2012, it received net cash proceeds of $61.7 million from the sale of convertible preferred stock, $3.0 million from the issuance of convertible notes, and $4.0 million from the issuance of non-convertible notes that were subsequently repaid. As of December 31, 2012 and December 31, 2011, its principal sources of liquidity were its cash and cash equivalents, which totaled $2.3 million and $3.1 million, respectively.

        In March 2012, Ocera issued in aggregate principal amount of $1.5 million of convertible notes. In October 2012, it issued in aggregate principal amount $1.5 million of convertible notes. The notes bear interest at 6% per annum. The principal and accrued interest will convert into Series C preferred stock upon the close of the proposed merger. For additional information, see Note 4 to Ocera's audited financial statements elsewhere in the proxy statement.

        The following table summarizes its cash flows for the years ended December 31, 2012 and 2011:

	Year Ended December 31,
(in thousands)	2012	2011
Net cash (used in) provided by:
Operating activities	$(3,999)	$(4,925)
Investing activities	248	3,949
Financing activities	2,940	0

Total	$(811)	$(976)

        The primary use of cash in operating activities for the year ended December 31, 2012 and 2011 was to fund operating activities related to the development of OCR-002 and AST-120. Cash used in operating activities for the year ended December 31, 2012 of $4.0 million primarily related to its net loss of $3.6 million. In addition, Ocera paid down its year end accrual related to manufacturing activities. Cash used in operating activities of $4.9 million for the year ended December 31, 2011 primarily related to its net loss of $4.7 million. In addition, Ocera paid down its year end accrual related to its CRO used for clinical studies.

        For the years ended December 31, 2012 and 2011 net cash used in or provided by investing activities primarily related to the purchase, sale and maturity of investments used to fund operations.

        Net cash provided by financing activities for the year ended December 31, 2012, was provided by proceeds from the March and October 2012 convertible notes. There were no financing activities for the year ended December 31, 2011.

        The following table summarizes Ocera's cash and cash equivalents and working capital for the years ended December 31, 2012 and 2011:

	December 31,
(in thousands)	2012(1)	2011
Cash and cash equivalents	$2,303	$3,114
Working capital	(1,054)	2,192

(1)
Working capital at December 31, 2012 includes convertible notes payable of $2.9 million that will convert into Series C common stock at $2.04858 per share upon completion of the merger.

 Future Funding Requirements

        Based on Ocera's operating plans, it does not currently have sufficient working capital to fund planned operating expenses through December 31, 2013 without additional sources of cash. However, certain of its investors have committed to a $20.0 million PIPE financing for the combined company concurrent with the successful completion of the merger with Tranzyme. Ocera will likely need to obtain additional financing to fund its future operations, including the development, approval and commercialization of OCR-002. Ocera's future funding requirements will depend on many factors, including, but not limited to:

  •
  the initiation, progress, timing, scope and costs of its nonclinical studies and clinical trials, including the ability to timely enroll patients in its planned and potential future clinical trials;

  •
  the time and cost necessary to obtain regulatory approvals;

  •
  the costs of manufacture clinical and commercial supplies of OCR-002;

  •
  payments of milestones and royalties to third parties;

  •
  the time and cost necessary to respond to technological and market developments;

  •
  the costs of filing, prosecuting, defending and enforcing any patent claims and other intellectual property rights; and

  •
  any changes made to, or new developments in, its restated collaboration agreement with UCL Business PLC or Kureha Corporation or any new collaborative, licensing and other commercial relationships that it may establish.

        Ocera has not generated any revenue from the sale of any products. Ocera does not know when, or if, it will generate any revenue. Ocera expects its continuing operating losses to result in increases in cash used in operations over the next several years. It may raise additional funds within this period of time through collaborations and public or private debt or equity financings. Additional financing may not be available when it is needed or may not be available on terms that are favorable to Ocera. It may seek to raise additional capital through a combination of private and public equity offerings and debt financings. To the extent that Ocera raises additional capital through the sale of equity or convertible debt securities, the ownership interest of existing stockholders will be diluted, and the terms may include liquidation or other preferences that adversely affect the rights of existing stockholders. Debt financing, if available, would result in increased fixed payment obligations and may involve agreements that include covenants limiting or restricting its ability to take specific actions such as incurring debt, making capital expenditures or declaring dividends.

        If adequate funds are not available to it on a timely basis, or at all, Ocera may be required to terminate or delay clinical trials or other development activities for OCR-002 or AST-120. Ocera may elect to raise additional funds even before it needs them if the conditions for raising capital are favorable.

Contractual Obligations and Commitments

        Ocera's long-term contractual obligations as of December 31, 2012 consisted of operating lease payments for its facility totaling $109,000 due in less than one year.

  Commercial Licenses

        In December 2008, Ocera entered into a license agreement with UCL Business PLC, or UCL, for worldwide rights to develop and commercialize OCR-002 and related technologies for any use. The agreement was amended on July 2011 and February 2013. As consideration for the license, Ocera paid a $1.0 million up-front fee. It may be required to make future milestone payments to UCL totaling up to $17.0 million upon the achievement of various milestones related to regulatory or commercial events for OCR-002. Ocera may also be required to pay incremental milestone payments for an additional dosage form. Ocera is also obligated to pay a royalty in the low to mid-single digits on future net sales of the licensed product.

        In July 2004, Ocera in-licensed from Kureha Corporation the technology and exclusive development and commercialization rights to its AST-120 product candidate for the treatment of liver and gastrointestinal disease for the territories of North America and Europe. Ocera paid a $1.5 million up-front fee to Kureha. In March 2008, the license agreement was amended to expand the licensed territory to include all territories other than certain Asian countries, in exchange for a payment of $0.5 million. Kureha will receive a fixed percentage of any payment that Ocera may receive for sublicensed rights in the countries associated with the expanded territory. Under these agreements, Ocera may also be required to make future milestone payments upon the achievement of various milestones related to regulatory or commercial events for its first indications in gastrointestinal diseases. Ocera is also obligated to pay a royalty in the single digits on future net sales. In April 2012, the license agreement was amended to include the development and commercialization of AST-120 as a medical device for IBS in European countries. Under this amended agreement, Ocera may be required to make milestone payments based on future commercial milestones and net sales.

  Patent Assignment Agreement

        In December 2011, Ocera entered into a Patent Assignment Agreement with an individual. As consideration for the agreement, it issued an option for the purchase of 30,000 shares of its common stock at $0.08 per share. The shares were fully vested on the date of grant. Ocera may also be required to make future payments totaling up to $169,000 upon the achievement of certain business milestones.

Off-Balance Sheet Arrangements

        Ocera does not currently have any off-balance sheet arrangements (as defined by applicable SEC regulations) that are reasonably likely to have current or future material effect on its financial conditions, results of operations, liquidity, capital expenditures or capital resources.

 UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

        The following unaudited pro forma combined financial statements give effect to the merger of a wholly-owned subsidiary of Tranzyme, Inc., or Tranzyme, with and into Ocera Therapeutics, Inc., or Ocera, in a transaction to be accounted for as a reverse acquisition, with Ocera being deemed the acquiring company for accounting purposes. Ocera is considered the accounting acquirer even though Tranzyme will be the issuer of the common stock in the merger. The term "the Company" as used in this proxy statement refers to Tranzyme following the merger.

        The unaudited pro forma combined balance sheet at December 31, 2012 and the unaudited pro forma combined statement of operations for the year ended December 31, 2012 presented herein are based on the historical financial statements of Ocera and Tranzyme after giving effect to the proposed acquisition (for accounting purposes) of Tranzyme by Ocera and the assumptions and adjustments described in the accompanying notes to these unaudited pro forma combined financial statements.

        Because the Ocera security holders are anticipated to beneficially own approximately 72.6% of the fully-diluted capitalization of the Company immediately following the closing of the merger, and the Ocera directors and management will hold a majority of board seats and key positions in the management of the Company, Ocera is considered to be the acquiring company for accounting purposes, and the transaction will be accounted for by Ocera as a reverse acquisition under the acquisition method of accounting for business combinations. Accordingly, the acquisition consideration for accounting purposes will consist of the Tranzyme common stock to be held by the historic Ocera stockholders immediately following the completion of the merger. Assets and liabilities of Tranzyme will be measured at fair value and added to the assets and liabilities of Ocera, and the historical results of operations of Tranzyme and Ocera will be reflected in the results of operations of the Company following the merger. The unaudited pro forma combined balance sheet as of December 31, 2012 gives effect to the proposed merger as if it occurred on December 31, 2012, and combines the historical balance sheets of Ocera and Tranzyme. The unaudited pro forma combined statement of operations for the year ended December 31, 2012 is presented as if the merger was consummated on January 1, 2012, and combines the historical results of Ocera and Tranzyme for the year ended December 31, 2012.

        The unaudited pro forma combined financial statements were prepared in accordance with the regulations of the Securities Exchange Commission. The pro forma adjustments reflecting the completion of the merger are based upon the acquisition method of accounting in accordance with U.S. Generally Accepted Accounting Principles, or GAAP, and upon the assumptions set forth in the notes to the unaudited pro forma combined financial statements.

        The historical financial data has been adjusted to give pro forma effect to events that are (i) directly attributable to the merger, (ii) factually supportable, and (iii) with respect to the statement of operations, expected to have a continuing impact on the combined results. The pro forma adjustments are preliminary and based on management's estimates of the fair value and useful lives of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the acquisition and certain other adjustments.

        The Ocera balance sheet and statement of operations information as of and for the year ended December 31, 2012 was derived from its audited financial statements for the year ended December 31, 2012, included elsewhere in this proxy statement.

        The Tranzyme balance sheet and statement of operations information as of and for the year ended December 31, 2012 was derived from its audited consolidated financial statements included in its Annual Report on Form 10-K as of and for the year ended December 31, 2012, included elsewhere in this proxy statement.

        The estimated number of shares of Tranzyme common stock used to calculate the acquisition consideration is determined pursuant to the merger agreement. The amounts of acquisition consideration, assets acquired and liabilities assumed that will be used in acquisition accounting will be based on their respective fair values as determined at the time of closing, and may differ significantly from these preliminary estimates.

        The unaudited pro forma combined financial statements do not give effect to the potential impact of current financial conditions, regulatory matters, operating efficiencies or other savings or expenses that may be associated with the acquisition. The unaudited pro forma combined financial data also do not include any integration costs. The unaudited pro forma combined financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the financial position or results of operations in future periods or the results that actually would have been realized had Ocera and Tranzyme been a combined company during the specified period. The unaudited pro forma combined financial statements, including the notes thereto, should be read in conjunction with the Ocera historical audited financial statements included elsewhere in this proxy statement and in conjunction with the Tranzyme historical audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2012, also included elsewhere in this proxy statement.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2012

(In thousands)

	Tranzyme, Inc.	Ocera Therapeutics, Inc.	Pro Forma Adjustments		Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$15,319	$2,303	—		$17,622
Accounts receivable, net	152	—	—		152
Investment tax receivable	746	—	—		746
Prepaid expenses and other current assets	369	100	—		469

Total current assets	16,586	2,403	—		18,989
Property and equipment, net	942	7			949
Intangible assets, net	—	—	7,330	(F)	7,330

Total assets	$17,528	$2,410	$7,330		$27,268

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,678	$269	—		$1,947
Accrued liabilities	840	280	3,650	(G)	4,770
Deferred revenue	599	—	(599)	(H)	—
Convertible notes payable	—	2,908	(2,908)	(C)	—

Total current liabilities	3,117	3,457	143		6,717
Preferred stock warrant liability		16	(16)	(J)	—
Accrued liabilities	137	—	—		137

Total Liabilities	3,254	3,473	127		6,854
Convertible preferred stock:
Series A convertible preferred stock		14,346	(14,346)	(D)	—
Series B convertible preferred stock		11,983	(11,983)	(D)	—
Series C convertible preferred stock		35,414	(35,414)	(D)	—
Stockholders' deficit:
Common stock	—	5	—		5
			1	(A)	1
Additional paid-in capital	144,413	1,161	(144,413)	(B)	1,161
			14,545	(A)	14,545
			2,908	(C)	2,908
			16	(J)	16
			61,743	(D)	61,743
Accumulated other comprehensive loss	(665)	—	665	(B)	—
Accumulated deficit	(129,474)	(63,972)	129,474	(B)	(63,972)
			(1,600)	(G)	(1,600)
Assumed bargain purchase			5,607	(E)	5,607

Total stockholders' deficit	14,274	(62,806)	68,946		20,414

Total liabilities and stockholders' deficit	$17,528	$2,410	$7,330		$27,268

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2012

(In thousands, except Per Share Data)

	Tranzyme, Inc.	Ocera Therapeutics, Inc.	Pro Forma Adjustments		Pro Forma Combined
Licensing and royalty revenue	$5,247	$—	$—		$5,247
Research revenue	3,200	—	—		3,200

Total revenue	8,447	—	—		8,447

Operating expenses:
Research and development	20,980	1,642	753	(I)	23,375
General and administrative	6,561	1,739	—		8,300

Total operating expenses	27,541	3,381	753		31,675

Operating loss
Interest and other income	—	2	—		2
Interest and other expense	(3,750)	(184)	—		(3,934)
Change in valuation of warrants	—	(45)	—		(45)

Total other income (expense), net	(3,750)	(227)	—		(3,977)

Net loss	$(22,844)	$(3,608)	$(753)		$(27,205)

Net loss per share—basic and diluted	$(0.90)	$(0.69)	$—		$(0.24)

Shares used to compute net loss per share—basic and diluted	25,465,978	5,234,952	81,340,666		112,041,596
Other comprehensive loss:
Net loss	$(22,844)	$(3,608)	$(753)		$(27,205)
Foreign currency translation adjustment	18	—	—		18

Comprehensive loss	$(22,826)	$(3,608)	$(753)		$(27,187)

NOTES TO UNAUDITED PRO FORMA COMBINED
FINANCIAL INFORMATION

1. Description of Transaction and Basis of Presentation

  Description of Transaction

        On April 23, 2013, Tranzyme entered into the merger agreement with Ocera. Pursuant to the terms and subject to the conditions set forth in the merger agreement, Ocera will be merged into a subsidiary of Tranzyme and will become the surviving entity. Tranzyme will be re-named Ocera Therapeutics, Inc. in connection with the merger. Concurrent with the merger, certain investors have committed to a $20.0 million private investment in a public company (PIPE) financing for the combined company subject to the completion of the merger. The unaudited pro forma condensed combined financial statements do not include the PIPE financing. The references to "the Company" in this footnote 1 refer to Tranzyme following the merger.

        Immediately prior to the effective time of the merger, the principal and interest under outstanding convertible notes of Ocera will convert into shares of the Series C Preferred Stock of Ocera and then all outstanding preferred stock of Ocera will convert into common stock of Ocera. At the effective time of the merger, each outstanding share of the common stock of Ocera will be converted into the right to receive that number of shares of Tranzyme common stock as determined pursuant to the exchange ratios described in the merger agreement, and all options, warrants or other rights to purchase shares of capital stock of Ocera, will be exchanged for rights to acquire Tranzyme common stock. No fractional shares of Tranzyme common stock will be issued in connection with the merger, and holders of Ocera capital stock will be entitled to receive cash in lieu thereof.

        Upon completion of the merger, Ocera security holders are expected to beneficially own shares of the Company's common stock representing an aggregate of approximately 72.6 percent on a fully-diluted basis. The exchange ratios are subject to potential adjustment for the parties' cash levels at closing, and thus will not be determined until that time. If Tranzyme has more or less than $6.5 million of "adjusted cash" as of the determination date, then the percentage ownership of the current Tranzyme stockholders may be increased or decreased pursuant to the formula set forth in the merger agreement, which could increase or dilute the ownership of the current Ocera stockholders in the Company. If Ocera has more or less than $0.9 million of "adjusted cash" as of the determination date, then the percentage ownership of the current Tranzyme stockholders may be increased or decreased pursuant to the formula set forth in the merger which could increase or dilute the ownership of the current Tranzyme stockholders in the Company. Adjusted cash is defined as cash and cash equivalents plus accounts receivable, minus accounts payable and adjusted for transaction costs.

  Basis of Presentation

        The unaudited pro forma condensed combined financial statements were prepared in accordance with the regulations of the SEC and are intended to show how the merger might have affected the historical financial statements if the merger had been completed on January 1, 2012 for the purposes of the statement of operations, and December 31, 2012 for the purposes of the balance sheet. The pro forma adjustments reflecting the completion of the merger are based upon the accounting rules for business combinations, specifically, the reverse acquisition method of accounting in accordance with GAAP, and upon the assumptions set forth herein. Based on the terms of the merger, Ocera is deemed to be the accounting acquirer.

        Under the reverse acquisition method of accounting, the Tranzyme identifiable assets acquired and liabilities assumed will be recorded at the acquisition date fair values and added to those of Ocera. The pro forma adjustments are preliminary and based on management's estimates of the fair value and

NOTES TO UNAUDITED PRO FORMA COMBINED
FINANCIAL INFORMATION (Continued)

1. Description of Transaction and Basis of Presentation (Continued)

useful lives of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the acquisition. These estimates are based on the most recently available information. To the extent there are significant changes to the combined company's business following completion of the merger, the assumptions and estimates set forth in the unaudited pro forma combined financial statements could change significantly. The allocation is dependent upon certain valuation and other studies that will not be completed until subsequent to the completion of the merger. Accordingly, the pro forma purchase price adjustments are subject to further adjustments as additional information becomes available and as additional analyses and final valuations are conducted following completion of the merger. There can be no assurances that these additional analyses and final valuations will not result in material changes to the estimates of fair value.

        The unaudited pro forma condensed combined financial statements assumes that as of the determination date and an exchange ratio of 1.55364 shares of Tranzyme common stock for each share of Ocera common stock. The exchange ratio does not give any effect to Tranzyme's proposed reverse common stock split. The exchange ratio, calculated pursuant to the formulas set forth in the merger agreement, is based on the number of shares of Tranzyme common stock and Ocera capital stock on a fully-diluted basis (in other words, inclusive of all shares of Tranzyme common stock issuable upon conversion of any securities convertible into or exercisable or exchangeable for shares of Tranzyme or Ocera common stock) as of immediately prior to completion of the merger. The exchange ratio will be adjusted upward or downward only as a result of changes to the "adjusted cash" of Tranzyme and Ocera as of immediately prior to completion of the merger.

        The unaudited pro forma combined financial statements are based on the application of the exchange ratio to the enterprise market value derived from Tranzyme's market value as of April 23, 2013. The market value of Tranzyme's common stock at the completion of the merger may be more or less than the market price at April 23, 2013. No adjustments to the exchange ratio will be made based on changes in the trading price of Tranzyme common stock or the value of Ocera capital stock prior to completion of the merger. As a result, the value of the shares of Tranzyme common stock issued or issuable to Ocera stockholders in connection with the merger could be substantially less or substantially more than the current market value of Tranzyme common stock.

2. Purchase Price

        A preliminary estimate of the purchase price is as follows (in thousands)

Fair value of Tranzyme shares outstanding	$14,352
Estimated fair value of vested Tranzyme stock options	194

Estimated purchase price	$14,546

        For pro forma purposes, the fair value of the Tranzyme common stock used in determining the purchase price was $0.52 per share based on the closing price of Tranzyme common stock on April 23, 2013. The combined company will expense all transaction costs as incurred.

NOTES TO UNAUDITED PRO FORMA COMBINED
FINANCIAL INFORMATION (Continued)

2. Purchase Price (Continued)

        The estimated acquired tangible and intangible assets and liabilities assumed based on their estimated fair values as of December 31, 2012 comprises (in thousands):

Cash and cash equivalents	$15,319
Receivables and other current assets	1,267
Assets acquired	7,330
Other assets	942
Assumed bargain purchase	(5,607)
Other assumed liabilities	(4,705)

Total	$14,546

        The allocation of the purchase price is preliminary. The final determination of the purchase price allocation will be based on the fair values of assets, including identifiable intangible assets acquired, and the fair values of liabilities assumed as of the date that the merger is completed. Tranzyme and Ocera believe that the historical values of Tranzyme's current assets and current liabilities, approximate their fair value based on the short term nature of such items. Tranzyme's property and equipment consists of assets whose historical cost less depreciation is deemed to be its fair value. The identifiable intangible assets are Tranzyme's technology, which consists primarily of its intellectual property related to Tranzyme's MATCH technology. The estimated fair values of the assets acquired and liabilities assumed will remain preliminary until the combined company completes a valuation of significant identifiable intangible assets acquired and determines the fair values of other assets and liabilities. Based on such valuation, any excess of the purchase price over the fair value of assets and liabilities acquired will be allocated to goodwill. The net assets anticipated to be acquired as of December 31, 2012 would result in the acquisition being recorded as a bargain purchase. However, the merger agreement anticipates that Tranzyme's net cash at closing will be $6.5 million. Based on the target cash of $6.5 million, the acquisition is not anticipated to result in a bargain purchase.

        The final determination of the fair values is expected to be completed as soon as practicable after completion of the merger. The final amounts could differ from the amounts presented in the unaudited pro forma combined financial statements, because the amounts allocated will not be determined until the completion of the merger.

3. Pro Forma Adjustments

        Concurrent with the merger, certain investors have committed to a $20.0 million private investment in a public company (PIPE) financing for the combined company subject to the completion of the merger. The pro forma adjustments do not include proceeds from the anticipated PIPE financing.

        The pro forma adjustments are as follows:

  (A)
  Represents the fair value of Tranzyme's common stock and common stock options assumed in connection with the merger.

  (B)
  Represents the elimination of historical stockholders' deficit accounts of Tranzyme.

  (C)
  Represents the conversion of Ocera's convertible notes payable to Tranzyme common stock in connection with the merger.

NOTES TO UNAUDITED PRO FORMA COMBINED
FINANCIAL INFORMATION (Continued)

3. Pro Forma Adjustments (Continued)

  (D)
  Represents the conversion of Ocera's preferred stock to Tranzyme common stock in connection with the merger.

  (E)
  Represents the assumed bargain purchase resulting from the preliminary assessment of the fair value of assets acquired and liabilities assumed as of December 31, 2012 in connection with the merger. Based on the net assets anticipated to be acquired as of December 31, 2012, the acquisition would result in a bargain purchase. However, the merger agreement anticipates that Tranzyme's net cash at closing will be $6.5 million. Based on the target cash of $6.5 million, the acquisition is not anticipated to result in a bargain purchase. Additionally, the estimated acquisition consideration is based upon the closing price of Tranzyme common stock on April 23, 2013, the date of the merger agreement. The final purchase price will be dependent on the stock price at the date the merger closes and any increases or decreases in either the stock price or the conversion ratio included in the merger agreement will impact the acquisition consideration.

  (F)
  Represents the preliminary assessment of the fair value of Tranzyme's identifiable intangible assets acquired in the merger. Tranzyme's technology consists primarily of its intellectual property related to the MATCH technology and the estimated net present value of future cash flows from collaborative agreements to be generated from the MATCH technology. The final determination of the fair values is expected to be completed as soon as practicable after completion of the merger.

  (G)
  Represents Tranzyme and Ocera's estimated transaction costs payable in cash that have not been incurred as of December 31, 2012. The estimated amounts include Tranzyme and Ocera transaction costs of approximately $1.6 million each, and Tranzyme's severance obligation of $450,000 that will become due at the completion of the merger.

  (H)
  Represents the estimated adjustment to Tranzyme's deferred revenue to reflect the fair value of the future obligation.

  (I)
  Represents the one-year amortization of Tranzyme's intangible assets over an estimated weighted useful life of approximately 10 years.

  (J)
  Represents the conversion of Ocera preferred stock warrants into Tranzyme common stock warrants, eliminating the terms that caused the preferred stock warrants to be accounted for as a liability.

DESCRIPTION OF TRANZYME'S CAPITAL STOCK

        The following description of our common stock and preferred stock summarizes the material terms and provisions of our common stock and preferred stock. The following description of our capital stock does not purport to be complete and is subject to, and qualified in its entirety by, our Charter and our Amended and Restated By-Laws, as may be amended, or the By-Laws, which are incorporated by reference to Exhibits 3.2 and 3.2, respectively, of the our Registration Statement on Form S-1, as amended (File No. 333-170749), and by applicable law, and does not include changes resulting from the amendments to our certificate of incorporation to effect a reverse stock split of our common stock. We refer in this section to our Charter as our certificate of incorporation, and we refer to our By-Laws as our by-laws. The terms of our common stock and preferred stock may also be affected by Delaware law.

Authorized Capital Stock

        Our authorized capital stock consists of 100,000,000 shares of common stock, $0.00001 par value per share, and 5,000,000 shares of preferred stock, $0.00001 par value per share. As of    •    , 2013, we had    •    shares of common stock outstanding and no shares of preferred stock outstanding

Common Stock

        Holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. We do not have a classified board of directors and stockholders do not have cumulative voting rights. Holders of common stock have no preemptive, redemption or conversion rights and are not subject to future calls or assessments. No sinking fund provisions apply to our common stock. All outstanding shares are fully-paid and non-assessable. In the event of our liquidation, dissolution or winding up, holders of common stock are entitled to share ratably in assets available for distribution, subject to any prior distribution rights of any preferred stock then outstanding. Holders of common stock are entitled to receive proportionately any such dividends declared by our Board, out of legally available funds for dividends, subject to any preferences that may be applicable to any shares of preferred stock that may be outstanding at that time. The rights, preferences and privileges of holders of common stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock that we may designate and issue in the future. Except as described below in "Provisions of our Certificate of Incorporation and By-Laws and Delaware Anti-Takeover Law," a majority vote of common stockholders is generally required to take action under our certificate of incorporation and by-laws.

Listing

        Our common stock is listed on the NASDAQ Global Market under the symbol "TZYM." On    •    , 2013, the last reported sale price for our common stock on the NASDAQ Global Market was $    •    per share. As of    •    , 2013 we had approximately    •    stockholders of record.

Transfer Agent and Registrar

        The transfer agent and registrar for our common stock is Continental Stock Transfer and Trust Company.

Preferred Stock

        Our Board is authorized to issue up to 5,000,000 shares of preferred stock in one or more series without stockholder approval. Our Board may determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, of each series of preferred stock.

        The purpose of authorizing our Board to issue preferred stock in one or more series and determine the number of shares in the series and its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. Examples of rights and preferences that the Board may fix are:

  •
  dividend rights,

  •
  dividend rates,

  •
  conversion rights,

  •
  voting rights,

  •
  terms of redemption, and

  •
  liquidation preferences.

        The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock. The rights of holders of our common stock described above, will be subject to, and may be adversely affected by, the rights of any preferred stock that we may designate and issue in the future.

Provisions of our Certificate of Incorporation and By-Laws and Delaware Anti-Takeover Law

        Certain provisions of the Delaware General Corporation Law and of our certificate of incorporation and by-laws could have the effect of delaying, deferring or discouraging another party from acquiring control of us. These provisions, which are summarized below, are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and, as a consequence, they might also inhibit temporary fluctuations in the market price of our common stock that often result from actual or rumored hostile takeover attempts. These provisions are also designed in part to encourage anyone seeking to acquire control of us to first negotiate with our board of directors. These provisions might also have the effect of preventing changes in our management. It is possible that these provisions could make it more difficult to accomplish transactions that stockholders might otherwise deem to be in their best interests. However, we believe that the advantages gained by protecting our ability to negotiate with any unsolicited and potentially unfriendly acquirer outweigh the disadvantages of discouraging such proposals, including those priced above the then-current market value of our common stock, because, among other reasons, the negotiation of such proposals could improve their terms.

        Board Composition and Filling Vacancies.    Our certificate of incorporation provides that directors may be removed only for cause and then only by the affirmative vote of the holders of 75% or more of the shares then entitled to vote at an election of directors. Furthermore, any vacancy on our board of directors, however occurring, including a vacancy resulting from an increase in the size of our board, may only be filled by the affirmative vote of a majority of our directors then in office even if less than a quorum.

        No Written Consent of Stockholders.    Our certificate of incorporation provides that all stockholder actions are required to be taken by a vote of the stockholders at an annual or special meeting, and that stockholders may not take any action by written consent in lieu of a meeting. This limit may lengthen the amount of time required to take stockholder actions and would prevent the amendment of our by-laws or removal of directors by our stockholders without holding a meeting of stockholders.
        Meetings of Stockholders.    Our by-laws provide that only a majority of the members of our board of directors then in office may call special meetings of stockholders and only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders.

Our by-laws limit the business that may be conducted at an annual meeting of stockholders to those matters properly brought before the meeting.

        Advance Notice Requirements.    Our by-laws establish advance notice procedures with regard to stockholder proposals relating to the nomination of candidates for election as directors or new business to be brought before meetings of our stockholders. These procedures provide that notice of stockholder proposals must be timely given in writing to our corporate secretary prior to the meeting at which the action is to be taken. Generally, to be timely, notice must be received at our principal executive offices not less than 90 days or more than 120 days prior to the first anniversary date of the annual meeting for the preceding year. The notice must contain certain information specified in our by-laws.

        Amendment to Certificate of Incorporation and By-Laws.    As required by the Delaware General Corporation Law, any amendment of our certificate of incorporation must first be approved by a majority of our board of directors, and, if required by law or our certificate of incorporation, must thereafter be approved by a majority of the outstanding shares entitled to vote on the amendment, and a majority of the outstanding shares of each class entitled to vote thereon as a class. The amendment of the provisions in our certificate of incorporation relating to stockholder action, directors, the authority of our board of directors to issue preferred stock, limitation of liability and the amendment of our certificate of incorporation must be approved by not less than 75% of the outstanding shares of our capital stock entitled to vote on the amendment, and not less than 75% of the outstanding shares of each class entitled to vote thereon as a class. Our by-laws may be amended by the affirmative vote of a majority of the directors then in office, subject to any limitations set forth in the by-laws, and may also be amended by the affirmative vote of at least 75% of the outstanding shares of our capital stock entitled to vote on the amendment, or, if the board of directors recommends that the stockholders approve the amendment, by the affirmative vote of the majority of the outstanding shares entitled to vote on the amendment, in each case voting together as a single class.

        Delaware Anti-Takeover Law.    We are subject to the provisions of Section 203 of the Delaware General Corporation Law. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a three-year period following the time that this stockholder becomes an interested stockholder, unless the business combination is approved in a prescribed manner. A "business combination" includes, among other things, a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested stockholder. An "interested stockholder" is a person who, together with affiliates and associates, owns, or did own within three years prior to the time of determination of interested stockholder status, 15% or more of the corporation's outstanding voting stock. Under Section 203, a business combination between a corporation and an interested stockholder is prohibited unless it satisfies one of the following conditions:

  •
  before the time the stockholder became interested, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

  •
  upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding, shares owned by persons who are directors and also officers, and employee stock plans, in some instances; or

  •
  at or after the time the stockholder became interested, the business combination was approved by the board of directors of the corporation and authorized at an annual or special meeting of the stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

 SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS
AND MANAGEMENT OF TRANZYME

        The following table sets forth information known to us concerning the beneficial ownership of Tranzyme's Common Stock as of May 1, 2013 for:

  •
  each person known by us to beneficially own more than 5% of Tranzyme's Common Stock;

  •
  each of Tranzyme's directors;

  •
  each of Tranzyme's executive officers; and

  •
  all of Tranzyme's directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In general, a person is deemed to be the beneficial owner of (i) any shares of Tranzyme's Common Stock over which such person has sole or shared voting power or investment power, plus (ii) any shares which such person has the right to acquire beneficial ownership of within 60 days of May 1, 2013, whether through the exercise of options, warrants or otherwise. Applicable percentages are based on 27,600,437 shares outstanding on May 1, 2013, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address of each beneficial owner named in the table is c/o Tranzyme, Inc., 5001 South Miami Boulevard, Suite 300, Durham, North Carolina 27703.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
More than 5% Stockholders
Thomas, McNerney & Partners, L.P. and affiliates(1)	3,052,754	11.04%
H.I.G. Ventures and affiliates(2)	3,046,392	11.02%
BDC Capital Inc.(3)	2,238,825	8.11%
T. Rowe Price Associates, Inc.(4)	2,122,300	7.69%
Capital regional et coopérative Desjardins and affiliates(5)	1,262,022	4.57%
QVT Financial LP(6)	1,145,655	4.15%
Current Directors and Executive Officers
Vipin K. Garg, Ph.D.(7)	689,068	2.44%
Rhonda L. Stanley(8)	22,500	*
Franck S. Rousseau, M.D.(9)	90,625	*
David S. Moore(10)	79,175	*
Helmut Thomas, Ph.D.(11)	119,105	*
George B. Abercrombie(12)	50,468	*
Jean-Paul Castaigne, M.D.(13)	51,545	*
John H. Johnson(14)	66,835	*
Anne VanLent(15)	50,468	*
Alex Zisson(16)	3,052,754	11.04%
All executive officers and directors as a group (10 persons)(17)	4,272,543	15.39%

*
Represents beneficial ownership of less than one percent of Tranzyme's Common Stock.

(1)
Consists of (i) 2,898,589 shares of Common Stock held of record by Thomas, McNerney & Partners, L.P. ("TMP"); (ii) 92,743 shares of Common Stock held of record by TMP Nominee, LLC ("TMP Nominee"); (iii) 10,954 shares of Common Stock held of record by TMP Associates, L.P. ("TMP Associates"); and (iv) non-qualified stock options to purchase 50,468 shares of Common Stock held of record by Alex Zisson that were exercisable as of, or, exercisable within 60 days of, May 1, 2013. Thomas, McNerney & Partners, LLC ("TMP LLC"), the general partner of TMP and TMP Associates, has voting and dispositive power over the shares held by TMP and

  TMP Associates. In addition, TMP Nominee has entered into an agreement that it shall vote and dispose of securities in the same manner as directed by TMP LLC with respect to the shares held by TMP and TMP Associates. James E. Thomas is the manager of TMP Nominee and has shared voting and dispositive power over these securities provided that he is obligated to exercise this voting and dispositive power in the same manner as TMP LLC votes and disposes of the Issuer's other securities over which TMP LLC exercises voting and dispositive power. James E. Thomas, Alex Zisson, a director of Tranzyme, Pratik Shah, Ph.D. and Eric Aguiar are the managers of TMP LLC. With respect to the ownership information relating to stockholders affiliated with TMP, we have relied on information supplied by TMP on Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on February 12, 2013 and other information known by the Company. The address of TMP and its affiliates is One Landmark Square, Suite 1920, Stamford, Connecticut 06901.

(2)
Consists of 3,002,291 shares of Common Stock held in record by H.I.G. Ventures—Tranzyme LLC ("LLC") and non-qualified stock options to purchase 44,101 shares of Common Stock held of record by Aaron Davidson that were exercisable as of, or, exercisable within 60 days of, May 1, 2013. Sami Mnaymneh and Anthony Tamer are the sole stockholders and directors of H.I.G.-GPH, Inc., which is the manager of LLC and as such has the power to direct all activities related thereto. Aaron Davidson, former director of Tranzyme, is a Managing Director of an affiliate of LLC. Messrs. Tamer, Mnaymneh and Davidson may be deemed to be indirect beneficial owners of the reported securities, but disclaim beneficial ownership in the securities, except to the extent of any pecuniary interest in such securities. With respect to the ownership information relating to stockholders affiliated with H.I.G. Ventures, we have relied on information supplied by H.I.G. Ventures on a Schedule 13G filed with the Securities and Exchange Commission on February 15, 2012 and other information known by the Company. The address of H.I.G. Ventures and its affiliates is 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.

(3)
With respect to the ownership information of BDC Capital Inc., we have relied on information supplied by BDC Capital Inc. on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2012. The address of BDC Capital Inc. is 5 Place Ville Marie, Suite 300, Montreal, Québec, Canada H3B 5E7.

(4)
With respect to the ownership information of T. Rowe Price Associates, Inc., we have relied on information supplied by T. Rowe Price Associates, Inc. on Amendment No. 2 to a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2013. These securities are owned by various individuals and institutional investors which T. Rowe Price Associates, Inc. ("Price Associates") serves as an investment adviser with power to direct investments and/or sole power to vote the securities. For the purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

(5)
Consists of (i) 1,232,301 shares of Common Stock held of record by Capital regional et coopérative Desjardins and (ii) 29,721 shares of Common Stock held of record by Desjardins-Innovatech S.E.C. With respect to the ownership information relating to stockholders affiliated with Capital regional et coopérative Desjardins, we have relied on information supplied by Capital regional et coopérative Desjardins on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2012. The address of Capital regional et coopérative Desjardins and affiliates is 2 Complexe Desjardins, #1717, P.O. Box 760, Montreal, Québec, Canada H5B 1B8.

(6)
QVT Financial LP ("QVT Financial") is the investment manager to private investment funds (the "Funds"), which aggregately own 1,145,655 shares of Common Stock. QVT Financial has the power to direct the vote and disposition of the Common Stock held by the Funds. Accordingly, QVT Financial may be deemed to be the beneficial owner of an aggregate amount of 1,145,655 shares of Common Stock, consisting of the shares owned by the Funds. QVT Financial GP LLC, as General Partner of QVT Financial, may be deemed to beneficially own the same number of shares of Common Stock reported by QVT Financial. QVT Associates GP LLC, as General Partner of the Funds, may be deemed to beneficially own the aggregate number of shares of Common Stock owned by the Funds, and accordingly, QVT Associates GP LLC may be deemed to be the beneficial owner of an aggregate amount of 1,145,655 shares of Common Stock. With respect to the ownership information of stockholders affiliated with QVT Financial, we have relied on information supplied by QVT Financial on Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on February 14, 2013. The address of QVT Financial LP is 1177 Avenue of the Americas, 9th Floor, New York, New York 10036.

(7)
Shares for Dr. Garg consist of 689,068 Common Stock options that were exercisable as of, or, exercisable within 60 days of, May 1, 2013.

(8)
Shares for Ms. Stanley consist of 22,500 Common Stock options that were exercisable as of, or, exercisable within 60 days of, May 1, 2013.

(9)
Shares for Dr. Rousseau consist of 90,625 Common Stock options that were exercisable as of, or, exercisable within 60 days of, May 1, 2013.

(10)
Shares for Mr. Moore consist of 78,125 Common Stock options that were exercisable as of, or, exercisable within 60 days of, May 1, 2013.

(11)
Shares for Dr. Thomas consist of 119,105 Common Stock options that were exercisable as of, or, exercisable within 60 days of, May 1, 2013.

(12)
Shares for Mr. Abercrombie consist of 50,468 Common Stock options that were exercisable as of, or, exercisable within 60 days of, May 1, 2013.

(13)
Shares for Dr. Castaigne consist of 51,545 Common Stock options that were exercisable as of, or, exercisable within 60 days of, May 1, 2013.

(14)
Shares for Mr. Johnson consist of 66,835 Common Stock options that were exercisable as of, or, exercisable within 60 days of, May 1, 2013.

(15)
Shares for Ms. VanLent consist of 50,468 Common Stock options that were exercisable as of, or, exercisable within 60 days of, May 1, 2013.

(16)
Consists of (i) 2,898,589 shares of Common Stock held of record by Thomas, McNerney & Partners, L.P. ("TMP"); (ii) 92,743 shares of Common Stock held of record by TMP Nominee, LLC ("TMP Nominee"); (iii) 10,954 shares of Common Stock held of record by TMP Associates, L.P. ("TMP Associates"); and (iv) non-qualified stock options to purchase 50,468 shares of Common Stock held of record by Alex Zisson that were exercisable as of, or, exercisable within 60 days of, May 1, 2013. Thomas, McNerney & Partners, LLC ("TMP GP"), the general partner of TMP and TMP Associates, has voting and dispositive power over the shares held by TMP and TMP Associates. In addition, TMP Nominee has entered into an agreement that it shall vote and dispose of securities in the same manner as directed by TMP GP with respect to the shares held by TMP and TMP Associates. James E. Thomas is the manager of TMP Nominee and has shared voting and dispositive power over these securities provided that he is obligated to exercise this voting and dispositive power in the same manner as TMP LLC votes and disposes of the Issuer's other securities over which TMP LLC exercises voting and dispositive power. James E. Thomas, Alex Zisson, a director of Tranzyme, Pratik Shah, Ph.D. and Eric Aguiar are the managers of TMP LLC. With respect to the ownership information relating to stockholders affiliated with TMP, we have relied on information supplied by TMP on Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on February 12, 2013 and other information known by the Company.

(17)
Includes 1,269,207 Common Stock options that were exercisable as of, or, exercisable within 60 days of, May 1, 2013.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS
AND MANAGEMENT OF OCERA

        The following table sets forth information known to Ocera concerning the beneficial ownership of its common stock and preferred stock as of May 1, 2013 for:

  •
  each person known by it to beneficially own more than 5% of its common stock or its preferred stock;

  •
  each of Ocera's directors (each of whom is a nominee for election to the board of directors of Tranzyme effective as of the effective time of the merger);

  •
  each of Ocera's executive officers; and

  •
  all of Ocera's directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In general, a person is deemed to be the beneficial owner of (i) any shares of Ocera's common stock or preferred over which such person has sole or shared voting power or investment power, plus (ii) any shares thereof as to which such person has the right to acquire beneficial ownership within 60 days after May 1, 2013, whether through the exercise of options, warrants or otherwise. Applicable percentages are based on (a) 5,377,660 shares of common stock outstanding, (b) 14,500,000 shares of Series A Preferred Stock outstanding, (c) 8,600,000 shares of Series B Preferred Stock outstanding and (d) 17,339,112 shares of Series C Preferred Stock outstanding, in each case as of May 1, 2013. All shares of the preferred stock of Ocera are currently convertible into one share of the common stock of Ocera. The following assumes a May 1, 2013 conversion date for the conversion of principal and accrued interest under the convertible notes of Ocera, the outstanding principal amount of which is approximately $3,000,000. The convertible notes will convert into shares of the Series C Preferred Stock of Ocera immediately prior to the conversion of the preferred stock of Ocera into common stock of Ocera. The conversion of the preferred stock into the common stock of Ocera will occur immediately prior to the effective time of the merger. Unless otherwise specifically noted in the footnotes below, the nature of beneficial ownership is possession of sole voting and investment power. Unless otherwise indicated, the address of each beneficial owner named in the table is c/o Ocera Therapeutics, Inc., 12651 High Bluff Drive, Suite 230, San Diego, California 92130.

	Beneficial Ownership
	Common Stock		Series A Preferred Stock		Series B Preferred Stock		Series C Preferred Stock
Name and Address of Beneficial Owner	Shares	Percent	Shares	Percent	Shares	Percent	Shares	Percent
More than 5%:
Domain Associates and affiliates(1)	737,422	12.90%	7,250,000	50%	1,800,000	20.93%	3,818,134	21.44%
Thomas, McNerney & Partners, L.P. and affiliates(2)	557,042	9.52%	7,250,000	50%	1,800,000	20.93%	3,321,848	18.67%
Sofinnova Venture Partners VI, L.P. and affiliates(3)	186,019	3.34%	—	—	5,000,000	58.14%	2,109,464	11.99%
Greenspring Global Partners III, L.P. and affiliates(4)	62,975	1.16%	—	—	—	—	2,406,846	13.81%
Agechem Venture Fund, L.P.(5)	53,032	*	—	—	—	—	2,026,820	11.64%
InterWest Partners IX, L.P.(6)	236,176	4.21%	—	—	—	—	3,293,582	18.86%
Cross Creek Capital, L.P. and its affiliates(7)	23,201	*	—	—	—	—	886,732	5.10%
Laurent Fischer, M.D.(8)	1,600,000	29.75%	—	—	—	—	—	—
Directors and Executive Officers:
Eckard Weber, M.D.(1)(9)	3,030,000	54.82%	—	—	—	—	—	—
Pratik Shah, Ph.D.(2)	—	—	—	—	—	—	—	—
Michael Powell, Ph.D.(3)(10)	150,000	2.71%	—	—	—	—	—	—
Lars G. Ekman, M.D., Ph.D.(11)	125,000	2.27%	—	—	—	—	—	—
Nina Kjellson(6)	236,176	4.21%	—	—	—	—	3,293,582	18.86%
Linda S. Grais, M.D.(12)	615,091	10.26%	—	—	—	—	—	—
Dana S. McGowan(13)	567,489	9.55%	—	—	—	—	—	—
Directors and Executive Officers as a Group (7 persons):(1)(2)(3)(6)(11)(12)(13)(14)	4,723,756	65.41%	—	—	—	—	3,293,582	18.86%

*
Represents less than one percent of the class or series.

(1)
Domain Associates, L.L.C. ("Domain Associates") is the manager of Domain Partners VI, L.P. ("Domain Partners") and DP VI Associates, L.P. ("DP Associates"). One Palmer Square Associates VI, L.L.C. is the general partner of Domain Partners and DP Associates. As to the common stock of Ocera, includes 336,694 shares subject to warrants held of record by Domain Partners and 400,728 shares held of record by Domain Associates. As to the Series A Preferred Stock of Ocera, includes 7,173,124 shares beneficially owned by Domain Partners and 76,876 shares beneficially owned by DP Associates. As to the Series B Preferred Stock of Ocera, includes 1,780,914 shares beneficially owned by Domain Partners and 19,086 shares beneficially owned by DP Associates. As to the Series C Preferred Stock of Ocera, includes 3,311,251 shares beneficially owned by Domain Partners, 35,487 shares beneficially owned by DP Associates and 471,396 shares beneficially owned by Domain Partners representing shares issuable upon the conversion of outstanding convertible notes issued to Domain Partners. The managing members of One Palmer Square Associates VI, L.L.C. share voting and investment power with respect to the shares beneficially owned by Domain Partners and DP Associates. The managing members of Domain Associates share voting and investment power with respect to shares beneficially owned by Domain Associates. Eckard Weber, M.D. ("Dr. Weber"), a director of Ocera, is an employee of Domain Associates and a member of One Palmer Square Associates VI, L.L.C. Dr. Weber has no voting or investment control with respect to any of the above noted holdings. Dr. Weber disclaims beneficial ownership of the shares reflected above as beneficially owned by Domain Associates, Domain Partners, and DP Associates except to the extent (if any) of his pecuniary interest therein. The address of Domain Associates and its affiliates is One Palmer Square, Suite 515, Princeton, New Jersey 08542.

(2)
Thomas, McNerney & Partners, L.P. ("TMP") holds 83,333 shares of common stock, 6,964,712 shares of Series A Preferred Stock, 1,729,170 shares of Series B Preferred Stock, 2,755,752 shares of Series C Preferred Stock, warrants exercisable for 316,723 shares of common stock, and convertible notes convertible into 443,435 shares of Series C Preferred Stock of Ocera. Thomas, McNerney & Partners, LLC ("TMP LLC"), the general partner of TMP, shares beneficial ownership over such common and preferred shares. The managing members of TMP LLC are James E. Thomas, Pratik Shah, Ph.D. ("Dr. Shah"), Eric Aguiar and Alex Zisson, and each may be deemed to share beneficial ownership over the shares held by TMP, although each such managing member disclaims such beneficial ownership as a single member of a four-member management board. In addition, Dr. Shah holds for the benefit of Thomas, McNerney & Partners Mgt., LLC, the management company for TMP (the "Management Company"), whose managing members are Mr. Thomas, Dr. Shah, Mr. Aguiar and Mr. Zisson, options exercisable for 150,000 shares of common stock of Ocera. Thomas, McNerney Nominee, LLC ("Nominee"), whose managing members are Mr. Thomas and Peter McNerney, holds 258,825 shares of Series A Preferred Stock, 64,260 shares of Series B Preferred Stock, 102,410 shares of Series C Preferred Stock, warrants exercisable for 5,804 shares of common stock, and convertible notes convertible into 8,126 shares of Series C Preferred Stock of Ocera. and TMP Associates, L.P. ("Associates"), whose general partner is TMP LLC, holds 26,463 shares of Series A Preferred Stock, 6,570 shares of Series B Preferred Stock, 10,471 shares of Series C Preferred Stock, warrants exercisable for 1,182 shares of common stock, and convertible notes convertible into 1,654 shares of Series C Preferred Stock of Ocera. Insofar as TMP, TMP LLC, the Management Company, Associates, Nominee, and their respective general partners and managing members may be deemed to be a "group" for the purposes of Section 13(d) of the Exchange Act, TMP could be deemed to share beneficial ownership as well over shares beneficially owned by the Management Company, Associates and Nominee, although each of TMP, TMP LLC, the Management Company, Associates, Nominee, and their respective general partners and managing members disclaims membership in a "group." Dr. Shah is a director of Ocera and is a nominee for election to the board of Tranzyme effective as of the effective time of the merger. The address of Dr. Shah and TMP and its affiliates is 60 South 6th Street, Suite 3510, Minneapolis, Minnesota 55402.

(3)
As to the common stock of Ocera, reflects shares issuable upon exercise of warrants held of record by Sofinnova Venture Partners VI, L.P. ("Sofinnova") as nominee for Sofinnova (to the extent of 153,511 shares), Sofinnova Venture Partners VI GmbH & Co. KG (to the extent of 30,415 shares), and Sofinnova Venture Affiliates VI, L.P. (to the extent of 2,093 shares). As to the Series B Preferred Stock of Ocera, includes an aggregate of 5,000,000 shares held of record by Sofinnova as nominee for Sofinnova (to the extent of 4,126,234 shares), Sofinnova Venture Partners VI GmbH & Co. KG (to the extent of 817,520 shares), and Sofinnova Venture Affiliates VI, L.P. (to the extent of 56,246 shares). As to the Series C Preferred Stock of Ocera, includes (a) an aggregate of 1,849,026 shares held of record by Sofinnova as nominee for Sofinnova (to the extent of 1,525,903 shares), Sofinnova Venture Partners VI GmbH & Co. KG (to the extent of 302,323 shares), and Sofinnova Venture Affiliates VI, L.P. (to the extent of 20,800 shares) and (b) an aggregate of 260,438 shares representing shares issuable upon the conversion of outstanding convertible notes issued to Sofinnova as nominee for Sofinnova (to the extent of 214,927 shares), Sofinnova Venture Partners VI GmbH & Co. KG (to the extent of 42,582 shares), and Sofinnova Venture Affiliates VI, L.P. (to the extent of 2,929 shares). Sofinnova Management VI, L.L.C. ("SM VI"), the general partner of Sofinnova, may be deemed to have sole voting power, and the managing members of SM VI may be deemed to have shared power, to vote these shares. Michael Powell, Ph.D. ("Dr. Powell") is a director of Ocera and is a nominee for election to the board of Tranzyme effective as of the effective time of the merger. Dr. Powell is a managing member of SM VI and disclaims beneficial ownership of the shares shown as beneficially owned by Sofinnova except to the extent of his pecuniary interest therein as a managing member of SM VI.. The address of Dr. Powell and Sofinnova and its affiliates is 2800 Sand Hill Road, Suite 150, Menlo Park, California 94025.

(4)
As to the common stock of Ocera, includes (a) 15,944 shares issuable upon exercise of warrants held of record by Greenspring Global Partners III, L.P., (b) 7,313 shares issuable upon exercise of warrants held of record by Greenspring Global Partners III-A, L.P., (c) 23,068 shares issuable upon exercise of warrants held of record by Greenspring Global Partners III-B, L.P., and (d) 16,650 shares issuable upon exercise of warrants held of record by Greenspring Crossover Ventures I, L.P. As to the Series C Preferred Stock of Ocera, includes (a) 588,039 shares beneficially owned by Greenspring Global Partners III, L.P. and 22,323 shares beneficially owned by Greenspring Global Partners III, L.P. representing shares issuable upon the conversion of outstanding convertible notes issued to Greenspring Global Partners III, L.P., (b) 269,700 shares beneficially owned by Greenspring Global Partners III-A, L.P. and 10,238 shares beneficially owned by Greenspring Global Partners III-A, L.P. representing shares issuable upon the conversion of outstanding convertible notes issued to Greenspring Global Partners III-A, L.P., (c) 850,761 shares beneficially owned by Greenspring Global Partners III-B, L.P. and 32,296 shares beneficially owned by Greenspring Global Partners III-B, L.P. representing shares issuable upon the conversion of outstanding convertible notes issued to Greenspring Global Partners III-B, L.P., and (d) 610,178 shares beneficially owned by Greenspring Crossover Ventures I, L.P. and 23,311 shares beneficially owned by Greenspring Crossover Ventures I, L.P. representing shares issuable upon the conversion of outstanding convertible notes issued to Greenspring Crossover Ventures I, L.P. Greenspring General Partner III, LLC has sole voting and investment power with respect to the shares held by Greenspring Global Partners III, L.P., Greenspring Global Partners III-A, L.P., and Greenspring Global Partners III-B, L.P. Greenspring Crossover I GP, LLC has sole voting and investment power with respect to the shares held by Greenspring Crossover Ventures I, L.P. The address of Greenspring Global Partners III, L.P. and its affiliates is 100 Painters Mill Road, Suite 700, Owings Mills, Maryland 21117.

(5)
As to the common stock of Ocera, reflects 53,302 shares issuable upon exercise of warrants. As to the Series C Preferred Stock of Ocera, includes 1,952,572 shares beneficially owned and 74,248 shares representing shares issuable upon conversion of outstanding convertible notes. Agechem Financial Inc. is the general partner of Agechem Venture Fund, L.P. and, as such general partner, has the sole voting and investment power over the shares of Ocera held by Agechem Venture Fund, L.P. The address of Agechem Venture Fund L.P. and its affiliates is 1 Westmount Square, Suite 800, Montreal, Quebec, H3Z 2P9, Canada.

(6)
As to the common stock of Ocera, includes 150,000 shares issuable upon exercise of an option granted to Linda S. Grais, M.D. ("Dr. Grais") while a partner of InterWest Partners IX, L.P. ("IW9"), which option is held for the economic benefit of IW9, and 86,176 shares issuable upon exercise of warrants held of record by IW9. As to the Series C Preferred Stock of Ocera, includes 3,172,929 shares beneficially owned and 120,653 shares representing shares issuable upon conversion of outstanding convertible notes. InterWest Management Partners IX, LLC ("IMP9") is the general partner of IW9 and has sole voting and investment control over the shares held by IW9. Philip T. Gianos, W. Stephen Holmes, Gilbert H. Kliman and Arnold L. Oronsky are the managing directors of IMP9. Bruce A. Cleveland, Nina Kjellson ("Ms. Kjellson"), Khaled A. Nasr and Douglas A. Pepper are the venture members of IMP9. Each of the managing directors and venture members share voting and investment control with respect to the shares held by IW9. Each of the managing directors and venture members of IMP9 disclaim beneficial ownership of the shares owned by IW9 except to the extent of their pro rata partnership interest therein. Ms. Kjellson is a director of Ocera and is a nominee for election to the board of Tranzyme effective as of the effective time of the merger. The address of Ms. Kjellson and InterWest Partners IX, L.P. and its affiliates is 2710 Sand Hill Road, Second Floor, Menlo Park, California 94025.

(7)
As to the common stock of Ocera, includes 21,125 shares issuable upon exercise of warrants held of record by Cross Creek Capital, L.P. and 2,076 shares issuable upon exercise of warrants held of record by Cross Creek Capital Employees' Fund, L.P. As to the Series C Preferred Stock of Ocera, includes (a) 777,810 shares held of record by Cross Creek Capital, L.P. and 76,440 shares held of record by Cross Creek Capital Employees' Fund, L.P. and (b) 29,576 shares beneficially owned by Cross Creek Capital, L.P. representing shares issuable upon conversion of outstanding convertible notes issued to Cross Creek Capital, L.P. and 2,906 shares of Series C Preferred Stock beneficially owned by Cross Creek Capital Employees' Fund, L.P. representing shares issuable upon conversion of outstanding convertible notes issued to Cross Creek Capital Employees' Fund, L.P. Cross Creek Capital GP, L.P., the general partner of Cross Creek Capital, L.P. and Cross Creek Capital Employees' Fund L.P., has sole power to vote and sole power to dispose of the shares reflected in the table above. Cross Creek Capital GP, L.P. is controlled by Cross Creek Capital, LLC which is controlled by Cross Creek Holdings, LLC. The address of Cross Creek Capital, L.P. and its affiliates is 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111.

(8)
The address of Laurent Fischer, M.D. is c/o Jennerex Biotherapeutics, 450 Sansome Street, 16th Floor San Francisco, California 94111.

(9)
Includes an aggregate of 150,000 shares issuable upon exercise of options to purchase shares of Ocera's common stock which is currently exercisable in full by Dr. Weber. Dr. Weber is a nominee for election to the board of Tranzyme effective as of the effective time of the merger. The address of Dr. Weber is 12481 High Bluff Drive, Suite 150, San Diego, California 92130.

(10)
Shares issuable upon exercise of options to purchase Ocera's common stock which is currently exercisable in full by Dr. Powell.

(11)
Shares issuable upon exercise of options to purchase Ocera's common stock which is currently exercisable in full by Dr. Ekman. Dr. Ekman is a director of Ocera and is a nominee for election to the board of Tranzyme effective as of the effective time of the merger. The address of Dr. Ekman is c/o Sofinnova Venture, 1250 Prospect Street, Ocean Level-4, La Jolla, California 92037.

(12)
Reflects shares as to which Dr. Grais has the right to acquire beneficial ownership within 60 days from May 1, 2013 upon exercise of options held by Dr. Grais. Dr. Grais holds the disclosed options in her name, and, except for the IW9 Option, for her benefit. Although such options are immediately exercisable in full, shares acquired upon exercise thereof are subject to a right of repurchase that lapses in accordance with the terms of such options. As May 1, 2013 and within 60 days from May 1, 2013, Dr. Grais is vested as to a total of 565,091 shares. The shares under Dr. Grais's options that are not vested as of May 1, 2013 or do not vest within 60 days after May 1, 2013 will vest effective as of immediately prior to the effective time of the merger pursuant to the terms of those options. Dr. Grais is the President and Chief Executive Officer and a director of Ocera and is a nominee for election to the board of Tranzyme effective as of the effective time of the merger. It is anticipated that Dr. Grais will become Chief Executive Officer of Tranzyme effective as of the effective time of the merger. Dr. Grais was a member of InterWest and retains an economic interest in IMP9, the general partner of IW9. Dr. Grais disclaims beneficial ownership of any shares beneficially owned by IW9 except to the extent of her pecuniary interest therein.

(13)
Reflects shares as to which Ms. McGowan has the right to acquire beneficial ownership within 60 days from May 1, 2013 upon exercise of options held by Ms. McGowan. Although such options are immediately exercisable in full, shares acquired upon exercise thereof are subject to a right of repurchase that lapses in accordance with the terms of such options. As May 1, 2013 and within 60 days from May 1, 2013, Ms. McGowan is vested as to a total of 561,239 shares. The shares under Ms. McGowan's options that are not vested as of May 1, 2013 or do not vest within 60 days after May 1, 2013 will vest effective as of immediately prior to the effective time of the merger pursuant to the terms of those options. Ms. McGowan is the Chief Financial Officer and Secretary of Ocera. It is anticipated that Ms. McGowan will be the Chief Financial Officer of the combined company effective as of the effective time of the merger.

(14)
Includes as to the common stock of Ocera: 3,030,000 shares beneficially owned by Dr. Weber (which includes an option to acquire up to 150,000 shares, which option is immediately exercisable in full); an option to acquire up to 150,000 shares held by Dr. Powell, which option is immediately exercisable in full; an option to acquire up to 125,000 shares held by Dr. Ekman, which option is immediately exercisable in full; 236,176 shares deemed to be beneficially owned by Ms. Kjellson (consisting of shares issuable upon the exercise of warrants held by IW9; see footnote 6 above); options to acquire up to 615,091 shares held by Dr. Grais, which options are immediately exercisable in full but subject to certain vesting restrictions discussed in footnote 12 above; and options to acquire up to 567,489 shares held by Ms. McGowan, which options are immediately exercisable in full but subject to certain vesting restrictions discussed in footnote 13 above. Includes as to the Series C Preferred Stock of Ocera 3,172,929 shares held of record by IW9 and 120,653 shares representing shares issuable upon conversion of outstanding convertible notes held of record by IW9.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS
AND MANAGEMENT OF COMBINED COMPANY

        The following table and the related notes present certain information with respect to the beneficial ownership of the combined company upon consummation of the merger, by (1) each director and executive officer of the combined company, (2) each person or group who is known to the management of Tranzyme and Ocera to become the beneficial owner of more than 5% of the common stock of the combined company upon the consummation of the merger and (3) all directors and executive officers of the combined company as a group. Unless otherwise indicated in the footnotes to this table and subject to the voting agreements entered into by directors and executive officers of Tranzyme and Ocera, Tranzyme and Ocera believe that each of the persons named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

        The percent of common stock of the combined company is based on 99,173,702 shares of common stock of the combined company outstanding upon the consummation of the merger and assumes, among other things, that (i) the merger is consummated on May 1, 2013, (ii) the convertible notes will convert into shares of the Series C Preferred Stock of Ocera immediately prior to the conversion of the preferred stock of Ocera into common stock of Ocera and (iii) the preferred stock of Ocera will convert into the common stock of Ocera immediately prior to the effective time of the merger. Shares of Tranzyme's and Ocera's common stock subject to options and warrants that are currently exercisable or are exercisable within 60 days after May 1, 2013, are treated as outstanding and beneficially owned by the person holding them for the purpose of computing the percentage ownership of common stock of the combined company. All share numbers in this table are subject to adjustment to account for the reverse stock split. Unless otherwise indicated, the address of each beneficial owner named in the table is c/o Ocera Therapeutics, Inc., 12651 High Bluff Drive, Suite 230, San Diego, California 92130.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
More than 5% Stockholders
Thomas, McNerney & Partners, L.P. and affiliates(1)	22,600,304	22.66%
Domain Associates and affiliates(2)	20,563,920	20.63%
Sofinnova Venture Partners VI, L.P. and affiliates(3)	11,026,652	11.09%
InterWest Partners IX, L.P.(4)	5,335,001	5.36%
Directors and Executive Officers
Jean-Paul Castaigne, M.D. (5)	56,835	*
Lars G. Ekman, M.D., Ph.D. (6)	188,929	*
Linda S. Grais, M.D. (7)	929,670	*
Nina Kjellson(4)	5,335,001	5.36%
Dana S. McGowan (8)	857,723	*
David S. Moore (9)	201,050	*
Michael F. Powell, Ph.D.(3)(10)	226,715	*
Franck S. Rousseau, M.D.(11)	283,000	*
Pratik Shah, Ph.D.(1)	—	—
Anne VanLent(12)	56,835	*
Eckard Weber, M.D.(2)(13)	4,579,649	4.61%
All executive officers and directors as a group (11 persons)(14)	12,715,409	12.40%

*
Represents beneficial ownership of less than one percent of Common Stock of the combined company.

(1)
Consists of (i) 21,000,147 shares of Tranzyme Common Stock held of record by Thomas, McNerney & Partners, L.P. ("TMP"); (ii) 748,133 shares of Tranzyme Common Stock held of record by TMP Nominee, LLC ("TMP Nominee"); (iii) 79,207 shares of Tranzyme Common Stock held of record by TMP Associates, L.P. ("TMP Associates"); (iv) non-qualified stock options to purchase 56,835 shares of Tranzyme Common Stock held of record by Alex Zisson that were exercisable as of, or, exercisable within 60 days of, May 1, 2013; (v) warrants to purchase 478,706 shares of Tranzyme Common Stock held of record by TMP; (vi) warrants to purchase 8,772 shares of Tranzyme Common Stock held of record by TMP Nominee; (vii) warrants to purchase 1,786 shares of Tranzyme Common Stock held by TMP Associates; and (viii) options to purchase 226,715 shares of Tranzyme Common Stock held of record by Pratik Shah, Ph.D., who is a director of Ocera and is a nominee for election to the board of Tranzyme effective as of the effective time of the merger, for the benefit of Thomas, McNerney & Partners Mgt., LLC, the management company for TMP (the "Management Company"), whose managing members are James E. Thomas, Dr. Shah, Eric Aguiar and Mr. Zisson. Thomas, McNerney & Partners, LLC ("TMP LLC), the general partner of TMP and TMP Associates, has voting and dispositive power over the shares held by TMP and TMP Associates. Mr. Thomas, Mr. Zisson, Dr. Shah, and Dr. Aguiar are the managers of TMP LLC. In addition, TMP Nominee has entered into an agreement that it shall vote and dispose of securities in the same manner as directed by TMP LLC with respect to the shares held by TMP and TMP Associates. Mr. Thomas is the manager of TMP Nominee and has shared voting and dispositive power over these securities provided that he is obligated to exercise this voting and dispositive power in the same manner as TMP LLC votes and disposes of the issuer's other securities over which TMP LLC exercises voting and dispositive power. With respect to the ownership information relating to stockholders affiliated with TMP, we have relied on information supplied by TMP on Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on February 12, 2013 and other information known by Tranzyme and information supplied by Ocera. The address of TMP and its affiliates is One Landmark Square, Suite 1920, Stamford, Connecticut 06901.

(2)
Consists of (i) 19,250,667 shares of Tranzyme Common Stock held of record by Domain Partners VI, L.P. ("Domain Partners"); (ii) 804,351 shares of Tranzyme Common Stock held of record by DP VI Associates, L.P. ("DP Associates"); and (iii) warrants to purchase 508,891 shares of Tranzyme Common Stock held of record by Domain Partners. Domain Associates, L.L.C. ("Domain Associates") is the manager of Domain Partners and DP Associates. One Palmer Square Associates VI, L.L.C. is the general partner of Domain Partners and DP Associates. The managing members of One Palmer Square Associates VI, L.L.C. share voting and investment power with respect to the shares beneficially owned by Domain Partners and DP Associates. The managing members of Domain Associates share voting and investment power with respect to shares beneficially owned by Domain Associates. Eckard Weber, M.D. ("Dr. Weber"), a director of Ocera, is an employee of Domain Associates and a member of One Palmer Square Associates VI, L.L.C. Dr. Weber has no voting or investment control with respect to any of the above noted holdings. Dr. Weber disclaims beneficial ownership of the shares reflected above as beneficially owned by Domain Associates, Domain Partners, and DP Associates except to the extent (if any) of his pecuniary interest therein. The address of Domain Associates and its affiliates is One Palmer Square, Suite 515, Princeton, New Jersey 08542.

(3)
Consists of (i) 8,867,688 shares of Tranzyme Common Stock held of record by Sofinnova Venture Partners VI, L.P. ("Sofinnova"); (ii) 1,756,930 shares of Tranzyme Common Stock held of record by Sofinnova Venture Partners VI GmbH & Co. KG; (iii) 120,877 shares of Tranzyme Common Stock held of record by Sofinnova Venture Affiliates VI, L.P.; (iv) warrants to purchase 508,891 shares of Tranzyme Common Stock held of record by Sofinnova. Sofinnova Management VI, L.L.C. ("SM VI"), the general partner of Sofinnova, may be deemed to have sole voting power, and the managing members of SM VI may be deemed to have shared power, to vote these shares.

  Michael Powell, Ph.D. ("Dr. Powell") is a director of Ocera and is a nominee for election to the board of Tranzyme effective as of the effective time of the merger. Dr. Powell is a managing member of SM VI and disclaims beneficial ownership of the shares shown as beneficially owned by Sofinnova except to the extent of his pecuniary interest therein as a managing member of SM VI.. The address of Dr. Powell and Sofinnova and its affiliates is 2800 Sand Hill Road, Suite 150, Menlo Park, California 94025.

(4)
Consists of (i) 226,715 shares of Tranzyme Common Stock issuable upon exercise of an option granted to Linda S. Grais, M.D. ("Dr. Grais") while a partner of InterWest Partners IX, L.P. ("IW9"), which option is held for the economic benefit of IW9; (ii) 130,249 shares of Tranzyme Common Stock issuable upon exercise of warrants held of record by IW9; and (iii) 4,978,036 shares of Tranzyme Common Stock held by IW9. InterWest Management Partners IX, LLC ("IMP9") is the general partner of IW9 and has sole voting and investment control over the shares held by IW9. Philip T. Gianos, W. Stephen Holmes, Gilbert H. Kliman and Arnold L. Oronsky are the managing directors of IMP9. Bruce A. Cleveland, Nina Kjellson ("Ms. Kjellson"), Khaled A. Nasr and Douglas A. Pepper are the venture members of IMP9. Each of the managing directors and venture members share voting and investment control with respect to the shares held by IW9. Each of the managing directors and venture members of IMP9 disclaim beneficial ownership of the shares owned by IW9 except to the extent of their pro rata partnership interest therein. Ms. Kjellson is a director of Ocera and is a nominee for election to the board of Tranzyme effective as of the effective time of the merger. The address of Ms. Kjellson and InterWest Partners IX, L.P. and its affiliates is 2710 Sand Hill Road, Second Floor, Menlo Park, California 94025.

(5)
Shares for Dr. Castaigne consist of 56,835 Tranzyme Common Stock options that were exercisable as of, or, exercisable within 60 days of, May 1, 2013.

(6)
Shares issuable upon exercise of options to purchase Tranzyme Common Stock which is currently exercisable in full by Dr. Ekman. Dr. Ekman is a director of Ocera and is a nominee for election to the board of Tranzyme effective as of the effective time of the merger. The address of Dr. Ekman is c/o Sofinnova Venture, 1250 Prospect Street, Ocean Level-4, La Jolla, California 92037.

(7)
Reflects shares of Tranzyme Common Stock as to which Dr. Grais has the right to acquire beneficial ownership within 60 days from May 1, 2013 upon exercise of options held by Dr. Grais. Dr. Grais holds the disclosed options in her name, and, except for the IW9 Option, for her benefit. Although such options are immediately exercisable in full, shares acquired upon exercise thereof are subject to a right of repurchase that lapses in accordance with the terms of such options. As May 1, 2013 and within 60 days from May 1, 2013, Dr. Grais is vested as to a total of 929,670 shares. The shares under Dr. Grais's options that are not vested as of May 1, 2013 or do not vest within 60 days after May 1, 2013 will vest effective as of immediately prior to the effective time of the merger pursuant to the terms of those options. Dr. Grais is the President and Chief Executive Officer and a director of Ocera and is a nominee for election to the board of Tranzyme effective as of the effective time of the merger. It is anticipated that Dr. Grais will become Chief Executive Officer of Tranzyme effective as of the effective time of the merger. Dr. Grais was a member of InterWest and retains an economic interest in IMP9, the general partner of IW9. Dr. Grais disclaims beneficial ownership of any shares beneficially owned by IW9 except to the extent of her pecuniary interest therein.

(8)
Reflects shares of Tranzyme Common Stock as to which Ms. McGowan has the right to acquire beneficial ownership within 60 days from May 1, 2013 upon exercise of options held by Ms. McGowan. Although such options are immediately exercisable in full, shares acquired upon exercise thereof are subject to a right of repurchase that lapses in accordance with the terms of such options. As May 1, 2013 and within 60 days from May 1, 2013, Ms. McGowan is vested as to a total of 857,723 shares. The shares under Ms. McGowan's options that are not vested as of May 1, 2013 or do not vest within 60 days after May 1, 2013 will vest effective as of immediately prior to the effective time of the merger pursuant to the terms of those options. Ms. McGowan is the Chief Financial Officer and Secretary of Ocera. It is anticipated that Ms. McGowan will be the Chief Financial Officer of the combined company effective as of the effective time of the merger.

(9)
Shares for Mr. Moore consist of 200,000 Tranzyme Common Stock options that were exercisable as of, or, exercisable within 60 days of, May 1, 2013.

(10)
Shares issuable upon exercise of options to purchase Tranzyme Common Stock is currently exercisable in full by Dr. Powell.

(11)
Shares for Dr. Rousseau consist of 283,000 Tranzyme Common Stock options that were exercisable as of, or, exercisable within 60 days of, May 1, 2013.

(12)
Shares for Ms. VanLent consist of 56,835 Tranzyme Common Stock options that were exercisable as of, or, exercisable within 60 days of, May 1, 2013.

(13)
Includes an aggregate of 226,715 shares issuable upon exercise of options to purchase shares of Ocera's common stock which is currently exercisable in full by Dr. Weber. Dr. Weber is a nominee for election to the board of Tranzyme effective as of the effective time of the merger. The address of Dr. Weber is 12481 High Bluff Drive, Suite 150, San Diego, California 92130.

(14)
Includes options to purchase 3,383,389 shares of Tranzyme Common Stock, that were exercisable as of, or, exercisable within 60 days of, May 1, 2013.

 WHERE YOU CAN FIND MORE INFORMATION

        Tranzyme files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can find, copy and inspect information Tranzyme files at the SEC's public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You can call the SEC at 1-800-SEC-0330 for further information about the public reference room. You can review Tranzyme's electronically filed reports, proxy and information statements on the SEC's web site at http://www.sec.gov or on Tranzyme's web site at http://www.tranzyme.com. Information included on Tranzyme's web site is not a part of this proxy statement.

        You should rely only on the information contained in this proxy statement or on information to which Tranzyme has referred you. Tranzyme has not authorized anyone else to provide you with any information. Tranzyme provided the information concerning Tranzyme, and Ocera provided the information concerning Ocera, appearing in this proxy statement.

HOUSEHOLDING

        Tranzyme has adopted a procedure, approved by the SEC, called "householding." Under this procedure, stockholders of record who have the same address and last name will receive only one copy of the proxy statement and accompanying materials, unless Tranzyme is notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce Tranzyme's printing costs and postage fees. Stockholders who participate in householding will continue to receive separate proxy cards.

        If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Proxy Materials, or if you hold Tranzyme stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Continental Stock Transfer & Trust Company by mail at 17 Battery Place, New York, NY 10004.

        If you participate in householding and wish to receive a separate copy of the proxy statement and accompanying materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Continental Stock Transfer & Trust Company as indicated above.

        If you are a beneficial owner, you can request information about householding from the organization that holds your shares.

 FUTURE STOCKHOLDER PROPOSALS

        Tranzyme does not expect to hold an annual stockholders meeting in 2013 while the Ocera merger is pending and it currently plans to delay its 2013 annual stockholders' meeting and only hold an annual meeting in 2013 as Tranzyme if the merger is not completed. If the merger is completed, the combined company will distribute information regarding an annual meeting in 2013. You may submit proposals for consideration at the 2013 annual stockholder meeting, in the event Tranzyme holds a 2013 annual meeting. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. The deadline for submitting stockholder proposals to be included in the proxy statement for Tranzyme's 2013 annual meeting of stockholders was January 1, 2013; however, if the meeting is delayed by more than 30 days from the anniversary of the 2012 annual meeting, which was held on June 7, 2012, Tranzyme will announce a new deadline for submission of stockholder proposals. In that case, if you intend to submit a proposal, it must be received by Tranzyme's Corporate Secretary at Tranzyme's principal executive offices at 5001 South Miami Boulevard, Suite 300, Durham, North Carolina 27703 no later than such date. For a stockholder proposal that is not intended to be included in Tranzyme's proxy statement for the 2013 annual meeting under Rule 14a-8, the stockholder must provide the information required by Tranzyme's bylaws and give timely notice to Tranzyme's Corporate Secretary in accordance with Tranzyme's bylaws, which, in general, require that the notice must have been received by Tranzyme's Corporate Secretary not earlier than February 7, 2013; and not later than March 9, 2013. If the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of Tranzyme's 2012 annual meeting, notice will be timely if received not later than ninety (90) days in advance of such annual meeting or ten (10) calendar days following the date on which public announcement of the date of the meeting is first made.

        Tranzyme's bylaws permit stockholders to nominate directors for election at an annual stockholder meeting. To nominate a director, the stockholder must deliver the information required by Tranzyme's bylaws. To nominate an individual for election at the 2013 annual stockholder meeting (in the event such a meeting is held), the stockholder must give timely notice to Tranzyme's Corporate Secretary in accordance with Tranzyme's bylaws, which, in general, require that the notice must have been received by the Corporate Secretary not earlier than February 8, 2013; and not later than March 9, 2013. If the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of Tranzyme's 2012 annual meeting, notice will be timely if received not later than ninety (90) days in advance of such annual meeting or ten (10) calendar days following the date on which public announcement of the date of the meeting is first made. Tranzyme's bylaws, which contain provisions regarding the requirements for making stockholder proposals and nominating director candidates, are available on Tranzyme's website at www.tranzyme.com.

TRANZYME FINANCIAL STATEMENTS

        For audited financial statements of Tranzyme, please refer to the section entitled "Item 8. Financial Statements and Supplementary Data" set forth in Tranzyme's Annual Report on Form 10-K for the year ended December 31, 2012, included as Annex B to this proxy statement, which financial statements are incorporated by reference herein, and the financial statements and notes appearing in Tranzyme's Registration Statement on Form S-1, as amended (File No. 333-170749).

OCERA THERAPEUTICS, INC. FINANCIAL STATEMENTS

Years Ended December 31, 2012 and 2011, and the Period
From December 20, 2004 (Inception) to December 31, 2012

Report of Independent Auditors

The Board of Directors and Stockholders
Ocera Therapeutics, Inc.

        We have audited the accompanying financial statements of Ocera Therapeutics, Inc. (a development stage company), which comprise the balance sheets as of December 31, 2012 and 2011, and the related statements of operations and comprehensive loss, statements of convertible preferred stock and stockholders' deficit and cash flows for the years ended December 31, 2012 and 2011, and for the period from December 20, 2004 (inception) to December 31, 2012, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

        Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor's Responsibility

        Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

        An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

        We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ocera Therapeutics, Inc. at December 31, 2012 and 2011, and the results of its operations and its cash flows for the years ended December 31, 2012 and 2011, and for the period from December 20, 2004 (inception) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

The Company's Ability to Continue as a Going Concern

        The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

San Diego, CA
May 6, 2013

Ocera Therapeutics, Inc.
(A Development Stage Company)

Balance Sheets

(In Thousands, Except Share and Per Share Amounts)

	December 31
	2012	2011
Assets
Current assets:
Cash and cash equivalents	$2,303	$3,114
Short-term investments	—	251
Prepaid and other current assets	100	67

Total current assets	2,403	3,432
Property and equipment, net	7	25
Other noncurrent assets	—	10

Total assets	$2,410	$3,467

Liabilities, convertible preferred stock and stockholders' deficit
Current liabilities:
Accounts payable	$269	$869
Accrued liabilities	280	371
Convertible notes payable, net—related parties	2,908	—

Total current liabilities	3,457	1,240
Accrued liabilities	—	8
Preferred stock warrant liability	16	32

Total liabilities	3,473	1,280
Commitments and contingencies (Note 4)
Convertible preferred stock:
Series A convertible preferred stock, $0.001 par value, 14,720,000 shares authorized, 14,500,000 shares issued and outstanding at December 31, 2012 and 2011, respectively. Liquidation preference of $14,500 at December 31, 2012 and 2011.	14,346	14,346
Series B convertible preferred stock, $0.001 par value, 8,600,000 authorized, issued and outstanding at December 31, 2012 and 2011, respectively. Liquidation preference of $12,040 at December 31, 2012 and 2011.	11,983	11,983
Series C convertible preferred stock, par value $0.001, 17,350,000 shares authorized and 17,339,112 shares issued and outstanding at December 31, 2012 and 2011, respectively. Liquidation preference of $35,521 at December 31, 2012 and 2011.	35,414	35,414
Stockholders' deficit:
Common stock, $0.001 par value, 53,270,000 shares authorized, 5,234,952 shares issued and outstanding at December 31, 2012 and 2011, respectively	5	5
Additional paid-in capital	1,161	803
Deficit accumulated during the development stage	(63,972)	(60,364)

Total stockholders' deficit	(62,806)	(59,556)

Total liabilities, convertible preferred stock and stockholders' deficit	$2,410	$3,467

See accompanying notes.

Ocera Therapeutics, Inc.
(A Development Stage Company)

Statements of Operations and Comprehensive Loss

(In Thousands, Except Share and Per Share Amounts)

			Period from December 20, 2004 (Inception) to December 31, 2012
	Year Ended December 31
	2012	2011
Operating expenses:
Research and development	$1,642	$3,045	$51,013
General and administrative	1,739	1,985	15,536

Total operating expenses	3,381	5,030	66,549
Other income (expense):
Interest and other income	2	11	3,752
Interest and other expense	(184)	—	(1,231)
Change in fair value of warrant liability	(45)	292	56

Total other income (expense), net	(227)	303	2,577

Net loss and comprehensive loss	$(3,608)	$(4,727)	$(63,972)

Net loss per share, basic and diluted	$(0.69)	$(0.90)

Weighted-average number of shares used to compute net loss per share of common stock, basic and diluted	5,234,952	5,234,952

See accompanying notes.

Ocera Therapeutics, Inc.
(A Development Stage Company)

Statements of Convertible Preferred Stock and Stockholders' Deficit

(In Thousands, Except Share and Per Share Amounts)

	Series A Convertible Preferred Stock		Series B Convertible Preferred Stock		Series C Convertible Preferred Stock						Deficit Accumulated During the Development Stage
							Common Stock
									Additional Paid-In Capital	Other Comprehensive Income (Loss)		Total Stockholders' Deficit
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Balance at December 20, 2004 (inception)	—	$—	—	$—	—	$—	—	$—	$—	$—	$—	$—
Net loss	—	—	—	—	—	—	—	—	—	—	(39)	(39)

Balance at December 31, 2004	—	—	—	—	—	—	—	—	—	—	(39)	(39)
Issuance of Series A convertible preferred stock for cash of $13,453 and conversion of debt and interest of $1,046, net of issuance costs of $154	14,500,000	14,346	—	—	—	—	—	—	—	—	—	—
Issuance of common stock for cash	—	—	—	—	—	—	4,800,000	5	—	—	—	5
Issuance of nonemployee stock options for services received	—	—	—	—	—	—	—	—	2	—	—	2
Comprehensive loss:
Unrealized loss on short-term investments	—	—	—	—	—	—	—	—	—	(3)	—	(3)
Net loss	—	—	—	—	—	—	—	—	—	—	(3,440)	(3,440)

Balance at December 31, 2005	14,500,000	14,346	—	—	—	—	4,800,000	5	2	(3)	(3,479)	(3,475)
Issuance of Series B convertible preferred stock for cash of $12,040, net of issuance costs of $57	—	—	8,600,000	11,983	—	—	—	—	—	—	—	—
Issuance of nonemployee stock options for services received	—	—	—	—	—	—	—	—	3	—	—	3
Issuance of common stock upon exercise of stock options	—	—	—	—	—	—	168,288	—	7	—	—	7
Stock-based compensation	—	—	—	—	—	—	—	—	25	—	—	25
Comprehensive loss:
Unrealized gain on short-term investments	—	—	—	—	—	—	—	—	—	8	—	8
Net loss	—	—	—	—	—	—	—	—	—	—	(7,499)	(7,499)

Balance at December 31, 2006	14,500,000	14,346	8,600,000	11,983	—	—	4,968,288	5	37	5	(10,978)	(10,931)

Ocera Therapeutics, Inc.
(A Development Stage Company)

Statements of Convertible Preferred Stock and Stockholders' Deficit (Continued)

(In Thousands, Except Share and Per Share Amounts)

	Series A Convertible Preferred Stock		Series B Convertible Preferred Stock		Series C Convertible Preferred Stock						Deficit Accumulated During the Development Stage
							Common Stock
									Additional Paid-In Capital	Other Comprehensive Income (Loss)		Total Stockholders' Deficit
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Balance at December 31, 2006	14,500,000	$14,346	8,600,000	$11,983	—	$—	4,968,288	$5	$37	$5	$(10,978)	$(10,931)
Stock-based compensation	—	—	—	—	—	—	—	—	26	—	—	26
Reclassification of repurchase liability for early exercise of stock options	—	—	—	—	—	—	—	—	5	—	—	5
Comprehensive loss:
Unrealized loss on short-term investments	—	—	—	—	—	—	—	—	—	(5)	—	(5)
Net loss	—	—	—	—	—	—	—	—	—	—	(12,193)	(12,193)

Balance at December 31, 2007	14,500,000	14,346	8,600,000	11,983	—	—	4,968,288	5	68	—	(23,171)	(23,098)
Issuance of Series C convertible preferred stock for cash, net of issuance costs of $106	—	—	—	—	17,339,112	35,414	—	—	—	—	—	—
Stock-based compensation	—	—	—	—	—	—	—	—	63	—	—	63
Reclassification of repurchase liability for early exercise of stock options	—	—	—	—	—	—	—	—	3	—	—	3
Comprehensive loss:
Unrealized gain on short-term investments	—	—	—	—	—	—	—	—	—	143	—	143
Net loss	—	—	—	—	—	—	—	—	—	—	(9,735)	(9,735)

Balance at December 31, 2008	14,500,000	14,346	8,600,000	11,983	17,339,112	35,414	4,968,288	5	134	143	(32,906)	(32,624)
Issuance of common stock upon exercise of stock options	—	—	—	—	—	—	84,895	—	9	—	—	9
Repurchase of unvested stock options	—	—	—	—	—	—	(20,834)	—	—	—	—	—
Stock-based compensation	—	—	—	—	—	—	—	—	142	—	—	142
Reclassification of repurchase liability for early exercise of stock options	—	—	—	—	—	—	—	—	1	—	—	1
Comprehensive loss:
Unrealized loss on short-term investments	—	—	—	—	—	—	—	—	—	(138)	—	(138)
Net loss	—	—	—	—	—	—	—	—	—	—	(13,048)	(13,048)

Balance at December 31, 2009	14,500,000	14,346	8,600,000	11,983	17,339,112	35,414	5,032,349	5	286	5	(45,954)	(45,658)

Ocera Therapeutics, Inc.
(A Development Stage Company)

Statements of Convertible Preferred Stock and Stockholders' Deficit (Continued)

(In Thousands, Except Share and Per Share Amounts)

	Series A Convertible Preferred Stock		Series B Convertible Preferred Stock		Series C Convertible Preferred Stock						Deficit Accumulated During the Development Stage
							Common Stock			Accumulated Other Comprehensive Income (Loss)
									Additional Paid-In Capital			Total Stockholders' Deficit
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Balance at December 31, 2009	14,500,000	$14,346	8,600,000	$11,983	17,339,112	$35,414	5,032,349	$5	$286	$5	$(45,954)	$(45,658)
Issuance of common stock upon exercise of stock options	—	—	—	—	—	—	202,603	—	51	—	—	51
Stock-based compensation	—	—	—	—	—	—	—	—	242	—	—	242
Comprehensive loss:
Unrealized loss on short-term investments	—	—	—	—	—	—	—	—	—	(5)	—	(5)
Net loss	—	—	—	—	—	—	—	—	—	—	(9,683)	(9,683)

Balance at December 31, 2010	14,500,000	14,346	8,600,000	11,983	17,339,112	35,414	5,234,952	5	579	—	(55,637)	(55,053)
Stock-based compensation	—	—	—	—	—	—	—	—	224	—	—	224
Net loss	—	—	—	—	—	—	—	—	—	—	(4,727)	(4,727)

Balance at December 31, 2011	14,500,000	14,346	8,600,000	11,983	17,339,112	35,414	5,234,952	5	803	—	(60,364)	(59,556)
Stock-based compensation	—	—	—	—	—	—	—	—	154	—	—	154
Reclassification of common stock warrant liability to equity	—	—	—	—	—	—	—	—	93	—	—	93
Issuance of common stock warrants	—	—	—	—	—	—	—	—	111	—	—	111
Net loss	—	—	—	—	—	—	—	—	—	—	(3,608)	(3,608)

Balance at December 31, 2012	14,500,000	$14,346	8,600,000	$11,983	17,339,112	$35,414	5,234,952	$5	$1,161	$—	$(63,972)	$(62,806)

See accompanying notes.

Ocera Therapeutics, Inc.
(A Development Stage Company)

Statements of Cash Flows

(In Thousands)

			Period From December 20, 2004 (Inception) to December 31, 2012
	Year Ended December 31
	2012	2011
Operating activities
Net loss	$(3,608)	$(4,727)	$(63,972)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	20	28	377
Stock-based compensation	154	224	881
Change in valuation of warrant liability	45	(292)	(57)
Loss on disposal of asset	—	—	8
(Amortization of discount) accretion of premium on investment securities	1	85	(342)
Debt discount, net and noncash interest expense	184	—	318
Changes in operating assets and liabilities:
Prepaid expenses and other assets	(3)	52	(80)
Accounts payable	(600)	445	269
Accrued liabilities	(192)	(740)	177

Net cash used in operating activities	(3,999)	(4,925)	(62,421)
Investing activities
Purchases of property and equipment	(2)	(2)	(392)
Purchases of short-term investments	—	(3,174)	(142,044)
Sale and maturities of short-term investments	250	7,125	142,386

Net cash provided by (used in) investing activities	248	3,949	(50)
Financing activities
Proceeds from the sale of convertible preferred stock, net	—	—	60,744
Proceeds from issuance of convertible notes payable, net	2,940	—	2,940
Proceeds from note payable	—	—	4,000
Repayments of note payable	—	—	(4,000)
Proceeds from issuance of promissory note	—	—	1,000
Proceeds from issuance of common stock	—	—	90

Net cash provided by financing activities	2,940	—	64,774

Net increase (decrease) in cash and cash equivalents	(811)	(976)	2,303
Cash and cash equivalents—beginning of period	3,114	4,090	—

Cash and cash equivalents—end of period	$2,303	$3,114	$2,303

Supplemental schedule of noncash investing and financing activities
Warrants issued in connection with notes payable	$143	$—	$143

Reclassification of warrant liability to additional paid-in-capital	$93	$—	$93

Issuance of options related to consulting agreement	$7	$—	$13

Cash paid for interest	$—	$—	$861

Conversion of promissory note and interest to equity	$—	$—	$1,046

See accompanying notes.

Ocera Therapeutics, Inc.
(A Development Stage Company)

Notes to Financial Statements

1. The Company

        Ocera Therapeutics, Inc. (the Company or Ocera) was incorporated in the state of Delaware in December 2004. The Company is a biopharmaceutical company focused on in-licensing, developing and commercializing novel therapeutics for acute and chronic liver diseases and gastrointestinal disorders.

        The Company's primary activities since incorporation have been organizational activities, including recruiting personnel, establishing office facilities, conducting research and development, including clinical trials, and raising capital. The Company has in-licensed rights to two product candidates, OCR-002 and AST-120. OCR-002 is currently in clinical testing. Since the Company has not begun principal operations of commercializing a product candidate, the Company is considered to be in the development stage.

Basis of Presentation

        The Company has a limited operating history and the sales and income potential of the Company's business and market are unproven. The Company has experienced net losses each year since its inception and, as of December 31, 2012, had a deficit accumulated during the development stage of $63,972,000. The Company anticipates that it will continue to incur net losses into the foreseeable future as it continues the development and commercialization of its lead drug candidate OCR-002 and expands its corporate infrastructure. Based on the Company's operating plan, existing working capital is not sufficient to meet the cash requirements to fund planned operating expenses through December 31, 2013, without additional sources of cash. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

        In April 2013, the Company entered into a definitive agreement with Tranzyme, Inc. (Tranzyme), a public biopharmaceutical company, under which Ocera will merge with a subsidiary of Tranzyme in an all-stock transaction, subject to shareholder approval. Concurrently, with the execution of the merger agreement, certain of the Company's investors committed to a $20 million private investment in public entity (PIPE) financing for the combined company subject to successful completion of the merger. While there is no guarantee the transaction or financing will occur, upon completion of the PIPE financing, the Company believes it will have sufficient funds to meet its operating plan through at least December 31, 2013.

        These conditions raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements have been prepared assuming that the Company will continue as a going concern and do not include any adjustments that might result from the outcome of this uncertainty. This basis of accounting contemplates the recovery of the Company's assets and the satisfaction of liabilities in the normal course of business.

2. Summary of Significant Accounting Policies

Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Ocera Therapeutics, Inc.
(A Development Stage Company)

Notes to Financial Statements (Continued)

2. Summary of Significant Accounting Policies (Continued)

Segment Reporting

        Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision-maker in making decisions regarding resource allocation and assessing performance. The Company views its operations and manages its business in one operating segment operating primarily in the United States.

Cash and Cash Equivalents

        Cash and cash equivalents are stated at cost, which approximates fair value. The Company considers all highly liquid investments with original maturities of three months or less at the date of purchase to be cash equivalents. Cash and cash equivalents include money market funds and various deposit accounts.

Concentration of Credit Risk

        Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents and securities available-for-sale. The Company maintains deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held. Additionally, the Company has established guidelines regarding diversification of its investments and their maturities, which are designed to maintain safety and liquidity.

Short-Term Investments

        The Company classifies its investments as available-for-sale and records such assets at estimated fair value in the balance sheet, with unrealized gains and losses, if any, reported in stockholders' deficit. The Company invests its excess cash balances primarily in money market funds, commercial paper, and corporate and United States government agency notes.

Fair Value of Financial Instruments

        The Company measures certain financial assets and liabilities at fair value based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. The carrying amounts of the Company's financial instruments, including cash equivalents, accounts payable, and accrued liabilities, approximate fair value due to their short maturities. The Company believes the fair value of convertible notes payable approximates its carrying value. The preferred stock warrant liability represents its estimated fair value.

        Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The standard describes a fair value hierarchy based on three levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value which are the following:

  Level 1—Quoted prices in active markets for identical assets or liabilities

Ocera Therapeutics, Inc.
(A Development Stage Company)

Notes to Financial Statements (Continued)

2. Summary of Significant Accounting Policies (Continued)

  Level 2—Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities

  Level 3—Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities

        Assets and liabilities measured at fair value on a recurring basis as of December 31, 2012, are as follows (in thousands):

		Fair Value Measurements at Reporting Date Using
	Balance as of December 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Money market funds	$1,437	$1,437	$—	$—

Total assets	$1,437	$1,437	$—	$—

Liabilities
Preferred stock warrant liability(1)	$16	$—	$—	$16

Total liabilities	$16	$—	$—	$16

(1)
The Company estimated fair value of its preferred stock warrant liability at issuance and adjusts the carrying value each reporting period utilizing the Black-Scholes option-pricing model based on the following significant unobservable inputs: risk-free rate of 0.08% and 0.13%; the expected dividend rates of 0%; the remaining expected life of the warrants 0.3 and 0.8 years; the expected volatility of 79% and 91% of the fair value of the underlying preferred stock. The estimates are based on subjective assumptions that could differ in the future.

Ocera Therapeutics, Inc.
(A Development Stage Company)

Notes to Financial Statements (Continued)

2. Summary of Significant Accounting Policies (Continued)

        Assets and liabilities measured at fair value on a recurring basis as of December 31, 2011, are as follows (in thousands):

		Fair Value Measurements at Reporting Date Using
	Balance as of December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Money market funds	$1,584	$1,584	$—	$—
Debt securities of U.S. government-sponsored agencies	1,292	—	1,292	—
Corporate debt securities	450	—	450	—

Total assets	$3,326	$1,584	$1,742	$—

Liabilities
Preferred stock warrant liability(1)	$32	$—	$—	$32

Total liabilities	$32	$—	$—	$32

(1)
The Company estimated fair value of its preferred stock warrant liability at issuance and adjusts the carrying value each reporting period utilizing the Black-Scholes option-pricing model based on the following significant unobservable inputs: risk-free rate of 0.18% and 0.24%; the expected dividend rates 0%; the remaining expected life of the warrants of 1.3 and 1.8 years; the expected volatility of 83% and 78% of the fair value of the underlying preferred stock. The estimates are based on subjective assumptions that could differ in the future.

        The following table provides the change in the fair value of Level 3 liabilities for the years ended December 31, 2012 and 2011 (in thousands).

	Convertible Preferred Stock Warrant Liability	Common Stock Warrant Liability	Total Warrant Liability
Balance at December 31, 2010	$324	$—	$324
Change in fair value included in other income (expense), net	(292)	—	(292)

Balance at December 31, 2011	32	—	32
Issuance of warrant liability	—	32	32
Change in fair value included in other income (expense), net	(16)	61	45
Adjustment for change in classificationfrom liability to additional paid-in capital	—	(93)	(93)

Balance at December 31, 2012	$16	$—	$16

Ocera Therapeutics, Inc.
(A Development Stage Company)

Notes to Financial Statements (Continued)

2. Summary of Significant Accounting Policies (Continued)

Debt Issuance Costs, Net

        Debt issuance costs, net, represent legal and other direct costs related to the Company's convertible promissory notes. These costs are recorded as an asset on the accompanying balance sheets and are being amortized to interest expense utilizing the effective interest method through the earliest date at which the Company can be required to repay the notes.

Property and Equipment

        Property and equipment, including leasehold improvements, are stated at cost. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets or the shorter of the lease term or the estimated useful life for leasehold improvements. Useful lives generally range from three to five years.

Long-Lived Assets

        The Company reviews its property, equipment and long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset class may not be recoverable. Recoverability is measured by comparing the carrying amount to the future net undiscounted cash flows that the assets are expected to generate. If such assets are considered impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value determined using projected discounted future net cash flows arising from the assets.

Research and Development Expense

        Research and development costs are expensed as incurred. For in-licensed technology research and development, costs are charged to expense until technological feasibility has been established for the product. Once technological feasibility is established, all product costs are capitalized until the product is available for general release to customers. The Company has determined that technological feasibility for its product candidates is reached when the requisite regulatory approvals are obtained to make the product available for sale.

        The Company's research and development expenses consist primarily of license fees, salaries and related employee benefits, costs associated with clinical trials, manufacturing control, quality assurance, medical affairs and regulatory activities. The Company uses external service providers and vendors to conduct clinical trials and to provide various other research and development and manufacturing related products and services.

Clinical Trial Accruals

        The Company's clinical trial accruals are based on estimates of patient enrollment and related costs at clinical investigator sites as well as estimates for the services received and efforts expended pursuant to contracts with multiple research institutions and clinical research organizations that conduct and manage clinical trials on the Company's behalf. The Company accrues expenses related to clinical trials based on contracted amounts applied to the level of patient enrollment and activity according to the protocol. If timelines or contracts are modified based upon changes in the clinical trial protocol or

Ocera Therapeutics, Inc.
(A Development Stage Company)

Notes to Financial Statements (Continued)

2. Summary of Significant Accounting Policies (Continued)

scope of work to be performed, the Company modifies the estimates of accrued expenses accordingly. To date, the Company has had no significant adjustments to accrued clinical trial expenses.

Patent Costs

        Costs related to filing and pursuing patent applications are expensed as incurred within general and administrative expenses as recoverability of such expenditures is uncertain.

Warrants for Convertible Preferred Stock

        The Company classifies warrants for convertible preferred stock as liabilities on the balance sheet. The Company adjusts the carrying value of these convertible preferred stock warrants to their estimated fair value at each reporting date with the increases or decreases in the fair value of such warrants recorded as change in fair value of warrant liabilities in the statement of operations.

Warrants for Common Stock

        The Company's warrants issued in March 2012 in conjunction with the issuance of the convertible bridge financing allowed for price protection for three months from the issuance date, or June 30, 2012. As a result of this provision, the warrants were required to be accounted for as a liability. Upon the expiration of the provision on June 30, 2012, the fair market value of the warrants was reclassified to additional paid-in capital.

Income Taxes

        Under Accounting Standards Codification Topic No. 740 (ASC 740), Income Taxes, the Company uses the liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and the tax reporting basis of assets and liabilities and are measured using the enacted tax rates and laws that are expected to be in effect when the differences are expected to reverse. A valuation allowance is established to reduce a deferred tax asset to the amount that is expected more likely than not to be realized.

        The Company also recognizes a tax benefit from an uncertain tax position if it is "more likely than not" that the position is sustainable based solely on its technical merits. As of December 31, 2012, there are no unrecognized tax benefits included in the balance sheet that would, if recognized, affect the Company's effective tax rate. The Company has not recognized interest and penalties in the balance sheets or statements of operations and comprehensive loss. The Company is subject to taxation in U.S. and state jurisdictions. As of December 31, 2012, the Company's tax years beginning 2004 to date are subject to examination by taxing authorities.

Comprehensive Income (Loss)

        The Company has applied authoritative literature which requires that all components of comprehensive income (loss), including net income (loss), be reported in the financial statements in the period in which they are recognized.

        Comprehensive income (loss) is defined as the change in equity during a period from transactions and other events and circumstances from nonowner sources. Net income (loss) and other

Ocera Therapeutics, Inc.
(A Development Stage Company)

Notes to Financial Statements (Continued)

2. Summary of Significant Accounting Policies (Continued)

comprehensive income (loss), and unrealized gains and losses on investments, shall be reported, net of their related tax effect, to arrive at comprehensive income (loss).

Stock-Based Compensation

        Stock-based compensation is recognized as an expense in the financial statements based on the grant date fair value. For awards that vest based on service conditions, the Company uses the straight-line method to allocate compensation expense to reporting periods. For performance-based stock options, the Company begins to recognize the expense when it is deemed probable that the performance-based goal will be met. The Company evaluates the probability of achieving performance-based goals at each reporting date.

        The Company measures the grant date fair value of options granted using the Black-Scholes option pricing model, which requires the use of subjective assumptions including volatility, expected term and the fair value of the underlying common stock, among others.

        The following table summarizes the average estimates the Company used in the Black-Scholes option-pricing model for the years ended December 31, 2012 and 2011, and for the period from December 20, 2004 (inception) to December 31, 2012, to determine the fair value of stock options granted during each period.

	Year Ended December 31		Period From December 20, 2004 (Inception) to December 31, 2012
	2012	2011
Risk-free interest rates	0.95% - 1.11%	1.99%	0.95% - 5.00%
Expected life in years	6.25	6.25	6.25
Expected dividend yield	—	—	—
Expected volatility	92% - 109%	92%	67% - 109%

        The fair value of each grant of stock options was determined by the Company using the methods and assumptions discussed below. Each of these inputs is subjective and generally requires significant judgment to determine.

        Expected Term—The expected term of stock options represents the weighted-average period the stock options are expected to be outstanding. The Company has opted to use the simplified method for estimating the expected term as provided by the Securities and Exchange Commission. The simplified method calculates the expected term as the average time-to-vesting and the contractual life of the options. The Company's expected term for employee stock options is estimated to be 6.25 years.

        Expected Volatility—The expected stock price volatility assumption was determined by examining the historical volatilities of a group of industry peers. The Company will continue to analyze the historical stock price volatility and expected term assumptions as more historical data for the Company's common stock becomes available.

        Risk-Free Interest Rate—The risk-free rate assumption is based on the U.S. Treasury instruments the terms of which were consistent with the expected term of the Company's stock options.

Ocera Therapeutics, Inc.
(A Development Stage Company)

Notes to Financial Statements (Continued)

2. Summary of Significant Accounting Policies (Continued)

        Expected Dividend—The expected dividend assumption is based on the Company's history and expectation of dividend payouts.

        Forfeiture Rate—ASC 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Forfeitures were estimated based on historical experience.

        The Company may elect to use different assumptions under the Black-Scholes option-pricing model in the future. Future expense amounts for any particular period could be affected by changes in the Company's assumptions. Authoritative literature provides that it is reasonable for a company to continue to use the simplified method of determining the expected option term when a company has insufficient historical exercise data to provide a reasonable basis to estimate the expected option term. The Company expects to continue to use the simplified method for determining its expected employee option term because there is a limited amount of historical exercise data from which to form a reasonable basis to estimate the expected term of the Company's stock options. The Company's expected term for employee stock options is estimated to be 6.25 years. As of December 31, 2012, the Company had $97,000 of unrecognized stock-based compensation costs which is expected to be recognized over a weighted-average period of 0.98 years.

        The Company records equity instruments issued to nonemployees as expense at their fair value over the related service period and the Company periodically revalues them each reporting period over the vesting term.

        Historically, the fair value of the Company's common stock has been determined contemporaneously by the Company's board of directors on the date of grant. At the time of the issuances of stock options, the Company believed its estimates of the fair value of its common stock were reasonable and consistent with methods outlined in the American Institute of Certified Public Accountants Practice Aid, Valuation of Privately-Held Company Equity Securities Issued as Compensation, and the Company's understanding of how similarly situated companies in its industry were valued. In February 2013, the Company commenced a process to potentially merge with a public company. In connection with the preparation of the financial statements for fiscal years 2012 and 2011, and in contemplation of a potential merger with a public company, the Company reassessed the estimated fair value of its common stock for financial reporting purposes. The reassessment included both the determination of the appropriate valuation models and related inputs. The reassessed fair value of the Company's common stock as of December 31, 2011, was estimated to be $0.17 per share, an increase of $0.09 per share from the $0.08 and as of December 31, 2012, was estimated to be $0.22 per share, an increase of $0.14 per share from the $0.08 determined in good faith by the Company's board of directors. Given the anticipated timing of a liquidity event, the Company utilized the option pricing method in 2011 and for each of the interim periods as of March 31, June 30, and September 30, 2012, and a hybrid method at December 31, 2012, which incorporates the use of both the option pricing method and the current value method. The current value method reflects a potential liquidity event associated with a merger with a public company.

Ocera Therapeutics, Inc.
(A Development Stage Company)

Notes to Financial Statements (Continued)

2. Summary of Significant Accounting Policies (Continued)

Net Loss Per Common Share

        Basic net loss per share is calculated by dividing the net loss by the weighted-average number of common shares outstanding for the period, without consideration for common stock equivalents. Diluted net loss per share is calculated by dividing the net loss by the weighted-average number of common share equivalents outstanding for the period determined using the treasury-stock method. For all periods presented, there is no difference in the number of shares used to calculate basic and diluted shares outstanding due to the Company's net loss position.

        The following table presents the computation of net loss per share (in thousands, except share and per share data):

	Year Ended December 31
	2012	2011
Numerator
Net loss	$(3,608)	$(4,727)

Denominator
Weighted-average common shares used to compute net loss per share, basic and diluted	5,234,952	5,234,952

Net loss per share, basic and diluted	$(0.69)	$(0.90)

        Potentially dilutive securities not included in the calculation of diluted net loss per share because to do so would be anti-dilutive are as follows (in common equivalent shares):

	Year Ended December 31
	2012	2011
Convertible preferred stock outstanding	40,439,112	40,439,112
Common stock options	5,787,333	5,046,078

Total	46,226,445	45,485,190

        In addition to the potentially dilutive securities noted above, the Company has $3,000,000 in principal of outstanding convertible notes payable and $92,000 in accrued interest at December 31, 2012, that are convertible into convertible preferred stock upon the occurrence of various future financing events at prices that are not determinable until the occurrence of the future events (Note 4). As such, the Company has excluded these convertible notes payable from the table above.

Recent Accounting Pronouncements

        In June 2011, a new accounting standard was issued that changed the disclosure requirements for the presentation of other comprehensive income, or OCI, in the financial statements, including the elimination of the option to present OCI in the Company's statements of stockholders' equity (deficit). The Company has elected to present OCI and its components for both interim and annual periods in a single statement which is the statement of operations and comprehensive loss. This standard was

Ocera Therapeutics, Inc.
(A Development Stage Company)

Notes to Financial Statements (Continued)

2. Summary of Significant Accounting Policies (Continued)

adopted as of January 1, 2012, and the retrospective application of this standard did not have a material impact on the Company's financial statements.

        Effective January 1, 2012, the Company prospectively adopted FASB's ASU No. 2011-04, "Fair Value Measurement (Topic 820)—Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS". The amendments in ASU 2011-04 result in common fair value measurement and disclosure requirements in GAAP and International Financial Reporting Standards ("IFRS"). Consequently, the amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. This pronouncement is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The adoption of ASU No. 2011-04 did not have a material effect on the Company's financial position or results of operations.

Subsequent Events

        The Company has evaluated subsequent events occurring between the end of the most recent fiscal year and May 6, 2013, the date the financial statements were available to be issued.

3. Balance Sheet Details

Short-Term Investments

        The following table summarizes the Company's short-term investments as of December 31, 2011 (in thousands). There were no short-term investments at December 31, 2012.

			Unrealized
	Maturity (in Years)	Amortized Cost			Estimated Fair Value
			Gains	Losses
As of December 31, 2011
Debt securities of U.S. government-sponsored agencies	1 or less	$251	$—	$—	$251

Total		$251	$—	$—	$251

        Realized gains and losses are calculated on the specific identification method and recorded as interest income. Realized gains and losses were not material for the years ended December 31, 2012 and 2011, and for the period from December 20, 2004 (inception) to December 31, 2012.

Ocera Therapeutics, Inc.
(A Development Stage Company)

Notes to Financial Statements (Continued)

3. Balance Sheet Details (Continued)

Property and Equipment

        Property and equipment consisted of (in thousands):

		December 31
	Useful Lives	2012	2011
Computer equipment and software	1.5 to 3 years	$135	$133
Office furniture and equipment	5 years	128	128
Leasehold improvements	4 years	69	69

		332	330
Less accumulated depreciation and amortization		(325)	(305)

		$7	$25

Accrued Liabilities

        Accrued liabilities consisted of (in thousands):

	December 31
	2012	2011
Accrued compensation	$123	$216
Accrued interest	92	—
Accrued clinical trials	10	43
Accrued manufacturing expenses	31	54
Other accrued liabilities	24	58

Total	$280	$371

4. Commitments

Convertible Notes Payable

        In March 2012, the Company entered into a convertible note and warrant purchase agreement with existing investors. The Company issued an aggregate principal amount of $1,500,000 of convertible notes in an initial closing in March 2012 (March 2012 Notes). The March 2012 Notes had an interest rate of 6% per annum and have a maturity date of the earlier of (i) March 30, 2013, (ii) a change of control, or (iii) an event of default. The notes cannot be prepaid without the prior written consent of the holders of at least 67% of the principal amount outstanding under all notes issued. The principal and interest is automatically converted on or before the earlier of the maturity date or the execution of certain strategic transactions upon (i) the sale of equity security that includes new investor(s) who purchase at least one-third of the total number of shares sold in such financing, referred to as a qualified financing or (ii) if prior to a qualified financing, the sale of equity security that does not include new investor(s), referred to as a nonqualifying financing, at the lowest purchase price at which such securities are sold. The principal and interest is automatically converted upon the execution of certain strategic transactions prior to (i) March 30, 2013, or (ii) the earlier of the sale of equity in a qualified or nonqualified financing, into shares of the Company's Series C convertible preferred stock at $2.04858 per share. In the

Ocera Therapeutics, Inc.
(A Development Stage Company)

Notes to Financial Statements (Continued)

4. Commitments (Continued)

event of a change of control occurring before March 30, 2013, or the completion of a qualified financing, a nonqualified financing, or a strategic transaction, the lenders can convert the principal and accrued interest into shares of Series C convertible preferred stock or be paid in cash. In March 2013, the Company amended the March 2012 Notes to extend the maturity date to October 1, 2013.

        In connection with the March 2012 Notes, the lenders received warrants for the purchase of the Company's common stock at $0.08 per share and equal to (i) 30% of the principal amount of the lender's note divided by lower of the price of the Series C convertible preferred stock or the equity security sold in a qualified or nonqualified financing should the Company enter into certain strategic transactions, referred to as the Special Condition, by June 2012 or (ii) 75% of the principal amount of the lender's note divided by the lower of the Series C convertible preferred stock or the equity sold in a qualified or nonqualified financing if the Special Condition is not met.

        In October 2012, the Company issued an aggregate amount of $1,500,000 of convertible notes in a second closing with existing investors (October 2012 Notes). The October 2012 Notes had an interest rate of 6% per annum and have a maturity date of the earlier of (i) October 1, 2013, (ii) a change of control, or (iii) an event of default. The notes convert under the same terms as the March 2012 Notes but are based on the October 1, 2013, maturity date. The notes cannot be prepaid without the prior written consent of the holders of at least 67% of the principal amount outstanding under all notes issued.

        In connection with the March 2012 Notes, the lenders received warrants to purchase an aggregate of 219,666 shares of the Company's common stock. Upon the expiration of the anti-dilution protection of the March 2012 notes payable on June 30, 2012, the Company issued an additional 329,495 common stock warrants. The March warrants have a seven-year term expiring on March 30, 2019. In connection with the October 2012 notes, the lenders received warrants to purchase 549,161 shares of the Company's common stock. The October Notes have a seven-year term expiring on October 1, 2019. The common warrants are immediately exercisable at $0.08 per share.

        The Company recorded an aggregate of $184,000 of non-cash interest expense and amortization of debt discount related to the convertible notes payable for the year ended December 31, 2012.

Common and Convertible Preferred Stock Warrants

Common Stock Warrants

        The fair value of the March 2012 common stock warrants was determined to be $32,000 upon issuance. The fair value was recorded as a debt discount and amortized to interest expense using the effective interest method over the term of the March 2012 Notes.

        The Company concluded that the March 2012 warrants were a derivative instrument as a result of anti-dilution protection included within the instrument. The March 2012 warrants were required to be recorded at fair value upon issuance and re-measured at each reporting period. The change in fair value of the warrant liability in the amount of $61,000 was recorded in the statement of operations and comprehensive loss. Upon the expiration of the anti-dilution protection in June 2012, the Company classified the fair value of $93,000 to additional paid-in capital. On the date of issuance and in subsequent re-measurements, the Company determined the fair value of the March 2012 warrants by allocating the Company equity value using an option-pricing model. The Company's equity value was allocated among the various convertible debt and equity classes expected to be outstanding at the liquidity events based on the rights and preferences of each class.

Ocera Therapeutics, Inc.
(A Development Stage Company)

Notes to Financial Statements (Continued)

4. Commitments (Continued)

        The relative fair value of the October 2012 common stock warrants as of the date of issuance was determined to be $111,000, which was recorded as a debt discount and amortized to interest expense using the effective interest method over the term of the October 2012 Notes.

        The Company accounts for the October 2012 common stock warrants based on their relative fair value as compared to the convertible notes payable and recorded them as equity on the date of issuance. Because the October 2012 common stock warrants meet the requirements for equity classification, the Company is not required to re-measure the fair value of the warrants subsequent to the date of issuance.

Convertible Preferred Stock Warrants

        In March 2006, the Company entered into a $4,000,000 loan and security agreement with a lender to provide capital to the Company. The loan balance was fully repaid in November 2009. As consideration for the loan and security agreement, the lender received warrants to purchase 220,000 shares of Series A preferred stock at $1.00 per share. The warrants are immediately exercisable with seven-year terms which will expire on April 24, 2013 and November 1, 2013. On April 24, 2013, warrants for the purchase of 110,000 shares of Series A preferred stock expired. The fair value of the warrants was recorded as debt discount which was being amortized as interest expense over the term of the loan.

        The Company adjusts the carrying value of warrants for shares in equity instruments to be classified outside permanent equity to their estimated fair value at each reporting date. Increases or decreases in the fair value of such warrants are recorded as a change in fair value of the warrant liability in the statement of operations and comprehensive loss. For the years ended December 31, 2012 and 2011, and for the period from December 20, 2004 (inception) to December 31, 2012, change in fair value of warrant liability in the amount of $16,000, $292,000, and $118,000, respectively, was recorded for the change in the valuation of the warrants.

        The following table summarizes the outstanding convertible preferred and common stock warrants and the corresponding exercise price as of December 31, 2012 and 2011:

	Number of Shares Outstanding December 31
			Per-Share Exercise Price
	2012	2011
April 24, 2006 preferred stock warrants	110,000	110,000	$1.00
November 1, 2006 preferred stock warrants	110,000	110,000	1.00
March 30, 2012 common stock warrants	219,666	—	0.08
June 30, 2012 common stock warrants	329,495	—	0.08
October 1, 2012 common stock warrants	549,161	—	0.08

Total	1,318,322	220,000

Ocera Therapeutics, Inc.
(A Development Stage Company)

Notes to Financial Statements (Continued)

4. Commitments (Continued)

Leases

        In March 2006, the Company entered into agreements to lease its facilities and certain equipment under noncancelable operating leases. In March 2008, the Company amended its facility lease to include additional square footage. The initial term of the facility lease was four years. In October 2009, the Company extended the term of the facility lease for 39 months. The amended lease provides an option to extend the lease for one three-year period. In March 2013, the Company extended the term of the facility lease for three months. Provisions of the facilities lease provide for abatement of rent during certain periods and escalating rent payments during the original and extended lease terms. Rent expense is being recorded on a straight-line basis over the life of the lease.

        Rent expense was $145,000, $140,000, and $1,126,000 for the years ended December 31, 2012 and 2011, and for the period from December 20, 2004 (inception) to December 31, 2012, respectively. The facility lease required a security deposit in the amount of $10,346. Annual future minimum lease payments are as follows (in thousands):

Year ending December 31, 2013:	$109

Total	$109

5. License Agreements and Acquired Development and Commercialization Rights

        In July 2004, the Company in-licensed from Kureha the technology and exclusive development and commercialization rights to its AST-120 product candidate for the treatment of liver and gastrointestinal disease for the territories of North America and Europe. As consideration for the license, the Company paid a $1,500,000 up-front fee which was recorded as an expense of acquired in-process technology included in research and development expense in the accompanying statement of operations. In March 2008, the Company amended the license agreement to expand the licensed territory to include all territories other than certain Asian countries, in exchange for consideration of $500,000, which was expensed. Kureha shall receive a fixed percentage of any payment the Company may receive for sublicensed rights in the countries associated with the expanded territory. Under these agreements, the Company may also be required to make future milestone payments upon the achievement of various milestones related to regulatory or commercial events for its first indications in gastrointestinal diseases. The Company may be required to pay incremental milestone payments for up to three additional indications. The Company is also obligated to pay a royalty on future net sales (as defined) of the licensed products and has the right to grant sublicenses to third parties and affiliates. The Company initiated clinical trials for the licensed product but does not expect FDA approval in the near term. Accordingly, all payments related to the Kureha agreement have been recorded as research and development expense.

        In March 2012, the Company received CE Mark for the sale of AST-120 as a medical device for the treatment of diarrhea predominant irritable bowel syndrome (IBS) in the European Market. In April 2012, the Company amended the license agreement to include the development and commercialization of AST-120 as a medical device for IBS in European countries. Under this agreement, the Company may be required to make milestone payments based on future commercial milestones and net sales.

Ocera Therapeutics, Inc.
(A Development Stage Company)

Notes to Financial Statements (Continued)

5. License Agreements and Acquired Development and Commercialization Rights (Continued)

        In December 2008, the Company entered into a license agreement with UCL Business PLC for worldwide rights to develop and commercialize its OCR-002 product candidate and related technologies for any use. The agreement was amended in July 2011 and February 2013. As consideration for the license, the Company paid a $1,000,000 up-front fee which was recorded as an expense for acquired in-process technology included in research and development expense in the accompanying statement of operations. Under this agreement, the Company may also be required to make future milestone payments totaling up to $17,000,000 upon the achievement of various milestones related to regulatory or commercial events for its first two indications. The Company may be required to pay incremental milestone payments for one additional dosage form. The Company is also obligated to pay a royalty on future net sales of the licensed product and has the right to grant sublicenses to third parties and affiliates. The Company began clinical studies for the licensed product and does not expect FDA approval in the near term. Accordingly, all payments due under this agreement have been recorded as research and development expense.

Patent Assignment Agreement

        In December 2011, the Company entered into a Patent Assignment Agreement with an individual. As consideration for the agreement, the Company issued an option for the purchase of 30,000 shares of the Company's common stock at $0.08 per share. The shares were fully vested on the date of grant and the Company recognized consulting expenses of $5,000 for the year ended December 31, 2011. The Company may also be required to make future payments totaling up to $169,000 upon the achievement of certain business milestones.

Research Agreement

        In February 2009, the Company entered into a Collaborative Research Agreement with UCL Business PLC and the University College of London to conduct certain research and development activities for an initial 18-month term in exchange for payments totaling $150,000.

6. Stockholders' Deficit

Convertible Preferred Stock

        The Company's convertible preferred stock has been classified as temporary equity on the accompanying balance sheets instead of in stockholders' equity (deficit) in accordance with authoritative guidance for the classification and measurement of redeemable securities. Upon certain change in control events that are outside of our control, including liquidation, sale or transfer of control of the Company, holders of the convertible preferred stock can cause its redemption.

        In September 2005, the Company issued 14,500,000 shares of Series A convertible preferred stock at $1.00 per share raising cash proceeds of $13,454,000. Additionally, the Company converted promissory notes with a principal and accrued interest balance of $1,046,000 to Series A convertible preferred stock.

        In June 2006, the Company issued 8,600,000 shares of Series B convertible preferred stock at $1.40 per share for net cash proceeds of $11,983,000.

Ocera Therapeutics, Inc.
(A Development Stage Company)

Notes to Financial Statements (Continued)

6. Stockholders' Deficit (Continued)

        In January and February 2008, the Company issued 17,339,112 shares of Series C convertible preferred stock at $2.04858 per share for net cash proceeds of $35,414,000.

        Conversion Rights—At the option of the holder, the Series A, Series B and Series C preferred shares are convertible into common stock on a one-for-one basis, subject to adjustment for anti- dilution. Each share of preferred stock will automatically convert into shares of common stock, at the then effective applicable conversion rate upon the earlier of: (i) the closing of an underwritten public offering of common stock in which the Company receives net proceeds of not less than $50,000,000 at a price of at least $6.15 per share (subject to certain adjustments) or (ii) the consent of at least 67% of the then outstanding holders of the Series A, Series B and Series C preferred stock voting together as a separate class.

        Dividend Provisions—Prior and in preference to any declaration or payment of any dividends to the holders of shares of common stock, the holders of Series A, Series B and Series C convertible preferred stock are entitled to noncumulative dividends at the rate of 8% per annum when and if declared by the Company's Board of Directors out of legally available funds. No dividends have been declared to date.

        Liquidation Preference—In the event of any liquidation or winding up of the Company, the holders of the Series A, Series B and Series C convertible preferred stock shall be entitled to receive, on a pari passu basis, prior and in preference to any distribution of any of the assets or surplus funds to the holders of common stock, an amount equal to the applicable Series A, Series B and Series C purchase price per share for each share of Series A, Series B and Series C convertible preferred stock then held, plus an amount equal to any dividends declared but unpaid on such shares. Any remaining assets of the Company shall be distributed ratably to the holders of common stock on an as-converted basis until such time as the holders of the Series A, Series B and Series C convertible preferred stock have received aggregate payments equal to three times the aggregate amount of the purchase price with the balance then distributed ratably to the holders of the common stock.

        The Company initially recorded each series of convertible preferred stock at their fair values on the dates of issuance, net of issuance costs. A liquidation event will only occur upon the liquidation or winding up of the Company, a greater than 51% change of control or sale or disposition of all or substantially all of the assets of the Company. As the liquidation event is outside the control of the Company, all shares of convertible preferred stock have been presented outside of permanent equity in accordance with accounting guidance for redeemable securities. Further, the Company has also elected not to adjust the carrying values of the convertible preferred stock to the redemption value of such shares, since it is uncertain whether or when a redemption event will occur. Subsequent adjustments to increase the carrying values will be made when it becomes probable that such redemption will occur.

Common Stock

        In June 2005, the Company issued 4,800,000 shares of common stock at $0.001 per share to its founders in exchange for cash proceeds of $5,000. Of the common shares issued to the Company's founders, 3,200,000 are not subject to vesting and shares totaling 1,600,000 vested over four years. At December 31, 2012 and 2011, all shares were vested.

Ocera Therapeutics, Inc.
(A Development Stage Company)

Notes to Financial Statements (Continued)

6. Stockholders' Deficit (Continued)

Stock Options

        In 2005, the Company adopted the Ocera Therapeutics, Inc. 2005 Stock Plan (the Plan). The Plan, as amended, authorizes the Company to issue up to 6,550,000 shares of common stock options to its employees, directors and consultants. The exercise price of nonqualified and incentive stock options shall not be less than 85% and 100% of the fair value of the Company's common stock on the date of grant, respectively.

        In June 2012, the Company issued 515,091 shares of common stock options to an executive. One-half of the stock options vest monthly over a one-year period from the vesting commencement date. The remainder of the stock options are performance-based and will vest, if at all, upon the closing of certain strategic or financing transactions. At December 31, 2012, the performance condition was not considered probable of occurring and accordingly, no stock compensation expense has been recognized for the performance-based portion of the stock option grant. In April 2013, the terms of the stock option agreement were modified to further define the meaning of strategic or financing transactions. The modification did not have an impact on stock-based compensation expense for the year ended December 31, 2012.

        The Company's results of operations for the years ended December 31, 2012 and 2011, included stock-based compensation expense related to employees of $154,000 and $224,000, respectively. Since December 20, 2004 (inception), the Company has incurred $881,000 of stock-based compensation expense.

        The Company recognized stock-based compensation expense as follows:

	Year Ended December 31
	2012	2011
Research and development	$27,000	$69,000
General and administrative	127,000	155,000

	$154,000	$224,000

        At December 31, 2012, a total of 327,715 shares of common stock remained available for issuance under the Plan. A summary of the Company's stock option activity under the Plan and related information are as follows:

		Outstanding Options
	Number of Shares Available for Grant	Number of Shares Underlying Outstanding Options	Weighted- Average Exercise Price Per Share
Shares reserved at inception of the Plan	3,200,000	—	$—
Options granted	(630,784)	630,784	0.10

Balances at December 31, 2005	2,569,216	630,784	0.10
Additional shares authorized	1,000,000	—	—
Options granted	(1,406,250)	1,406,250	0.11
Options canceled	2,000	(2,000)	0.11
Options exercised	—	(168,288)	0.11

Ocera Therapeutics, Inc.
(A Development Stage Company)

Notes to Financial Statements (Continued)

6. Stockholders' Deficit (Continued)

		Outstanding Options
	Number of Shares Available for Grant	Number of Shares Underlying Outstanding Options	Weighted- Average Exercise Price Per Share
Balances at December 31, 2006	2,164,966	1,866,746	$0.11
Options granted	(641,175)	641,175	0.15
Options canceled	620,000	(620,000)	0.11

Balances at December 31, 2007	2,143,791	1,887,921	0.12
Additional shares authorized	1,850,000	—	—
Options granted	(1,459,687)	1,459,687	0.29
Options canceled	20,000	(20,000)	0.15

Balances at December 31, 2008	2,554,104	3,327,608	0.19
Options granted	(1,510,000)	1,510,000	0.22
Options canceled	283,336	(283,336)	0.22
Options repurchased	—	20,834	0.11
Options exercised	—	(84,895)	0.11

Balances at December 31, 2009	1,327,440	4,490,211
Options granted	(1,197,071)	1,197,071	0.22
Options canceled	458,167	(458,167)	0.19
Options exercised	—	(202,603)	0.25

Balances at December 31, 2010	588,536	5,026,512	0.21
Options granted	(777,588)	777,588	0.08
Options canceled	758,022	(758,022)	0.20

Balances at December 31, 2011	568,970	5,046,078	0.19
Additional shares authorized	500,000	—	—
Options granted	(856,449)	856,449	0.08
Options canceled	115,194	(115,194)	0.22

Balances at December 31, 2012	327,715	5,787,333	$0.17

        The Company's stock options generally vest over one to four years and have a ten-year term. The Company's stock options are exercisable in advance of becoming vested. Any unvested shares obtained from the early exercise of stock options are subject to repurchase by the Company, at its option, in the event of termination or separation of services at the original exercise price. As of December 31, 2012 and 2011, options for 5,787,333 and 5,046,078 shares were exercisable, 5,181,098 and 4,249,026 shares were vested, and no shares were subject to repurchase, respectively.

Ocera Therapeutics, Inc.
(A Development Stage Company)

Notes to Financial Statements (Continued)

6. Stockholders' Deficit (Continued)

        The following table summarizes stock options outstanding as of December 31, 2012 (in thousands, except shares):

Options Outstanding				Options Vested
Exercise Price	Number Outstanding	Aggregate Intrinsic Value	Weighted- Average Remaining Life (in Years)	Number Outstanding	Aggregate Intrinsic Value
$0.08	1,504,558	$211	8.90	978,031	$137
$0.10	460,246	55	2.70	460,246	55
$0.11	525,000	58	3.10	525,000	58
$0.15	630,800	44	4.00	630,800	44
$0.22	1,606,667	—	6.70	1,526,959	—
$0.30	1,060,062	—	5.60	1,060,062	—

	5,787,333	$368	6.14	5,181,098	$294

        The intrinsic values of outstanding, vested and exercisable options were determined by multiplying the numbers of shares by the difference between the exercise price of the options and the fair value of the common stock as of December 31, 2012, of $0.22 per share.

        The following table summarizes stock options outstanding as of December 31, 2011 (in thousands, except shares):

Options Outstanding				Options Vested
Exercise Price	Number Outstanding	Aggregate Intrinsic Value	Weighted- Average Remaining Life (in Years)	Number Outstanding	Aggregate Intrinsic Value
$0.08	650,207	$59	9.50	502,707	$45
$0.10	460,246	32	3.70	460,246	32
$0.11	525,000	32	4.10	525,000	32
$0.15	632,050	13	5.00	632,050	13
$0.22	1,718,213	—	7.70	1,197,880	—
$0.30	1,060,362	—	6.60	931,143	—

	5,046,078	$136	6.62	4,249,026	$122

        The intrinsic values of outstanding, vested and exercisable options were determined by multiplying the numbers of shares by the difference between the exercise price of the options and the fair value of the common stock as of December 31, 2011, of $0.17 per share.

Ocera Therapeutics, Inc.
(A Development Stage Company)

Notes to Financial Statements (Continued)

6. Stockholders' Deficit (Continued)

Shares Reserved For Future Issuance

        The following shares of common stock are reserved for future issuance at December 31, 2012:

Conversion of preferred stock	40,439,112
Preferred warrants outstanding	220,000
Common stock warrants outstanding	1,098,322
Common stock options granted and outstanding	5,787,333
Common stock options reserved for future issuance	327,715

47,872,482

        In April 2013, the Company approved an increase to the authorized number of shares of Series C preferred stock to 18,922,000 shares from 17,399,112.

        The Company has $3,000,000 in principal and $92,000 of accrued interest on outstanding convertible notes payable at December 31, 2012, that are convertible into Series C preferred stock upon occurrence of future financing events at prices that are not determinable until the occurrence of the future events (see Note 4). As such, the Company has excluded these convertible notes payable from the above table.

7. Income Taxes

        The Company recognizes a tax benefit from an uncertain tax position if it is "more likely than not" that the position is sustainable based solely on its technical merits. There are no unrecognized tax benefits included in the Company's balance sheets at December 31, 2012 and 2011.

        The Company is subject to taxation in the United States and state jurisdictions. Currently, no historical years are under examination. The Company's tax years from inception are subject to examination by the U.S. and state taxing authorities due to the carryforward of unutilized net operating losses and research and development credits.

        Pursuant to Internal Revenue Code (IRC) Sections 382 and 383, annual use of the Company's net operating loss and research and development credit carryforwards may be limited in the event a cumulative change in ownership of more than 50% occurs within a three-year period. The Company has not completed an IRC Section 382/383 analysis regarding the limitation of net operating loss and research and development credit carryforwards. Until this analysis has been completed, the Company has removed the estimated deferred tax assets for net operating losses of approximately $23,800,000 and research and development credits of approximately $4,300,000 generated through 2012 from its deferred tax assets, and has recorded a corresponding decrease to its valuation allowance. When this analysis is finalized, the Company plans to update its unrecognized tax benefits accordingly. The Company expects this analysis to be completed within the next 12 months. Due to the existence of the valuation allowance, future changes in the Company's unrecognized tax benefits will not impact the Company's effective tax rate.

        The Company has reported net losses for all periods through December 31, 2012, therefore, no provision for income taxes has been recorded.

Ocera Therapeutics, Inc.
(A Development Stage Company)

Notes to Financial Statements (Continued)

7. Income Taxes (Continued)

        The following table provides a reconciliation between income taxes computed at the federal statutory rate of 34% and our provision for income taxes (in thousands):

	2012	2011
Income tax (benefit) at statutory rate	$(1,227)	$(1,607)
State income tax, net of federal benefit	(282)	(418)
Permanent items	238	193
Research credits	(44)	(227)
Remove tax benefit of net operating losses and tax credits	1,321	2,057
Rate change	—	2
Other	—	1
Valuation allowance	(6)	(1)

Provision (benefit) for income taxes	$—	$—

        Significant components of the Company's deferred tax assets at December 31, 2012 and 2011, are shown below (in thousands):

	2012	2011
Deferred tax assets:
Compensation	$89	$85
Other, net	10	20

Total deferred tax assets	99	105
Valuation allowance	(99)	(105)

	$—	$—

        Based on the weight of available evidence, the Company's management has determined that it is not more likely than not that the net deferred tax assets will be realized. Therefore, the Company has recorded a full valuation allowance against the net deferred tax assets.

        The gross deferred tax assets and the valuation allowance shown above represent the items that reduce the income tax benefit that would result from applying the federal and state statutory tax rate to the pre-tax loss and cause no income tax expense or benefit to be recorded for the years ended December 31, 2012 and 2011.

        As of December 31, 2012, the Company has federal and state net operating loss carryforwards of approximately $59,761,000 and $59,295,000, respectively. The federal and state loss carryforwards begin to expire in 2024 and 2014, respectively, unless previously utilized. The Company also has federal and state research credit carryforwards of approximately $2,885,000 and $2,211,000, respectively. The federal research credit carryforward will begin expiring in 2025 unless previously utilized. The state research credit will carry forward indefinitely.

        There was no interest or penalties accrued through December 31, 2012. The Company's policy is to recognize any interest or penalties in income tax expense.

Ocera Therapeutics, Inc.
(A Development Stage Company)

Notes to Financial Statements (Continued)

7. Income Taxes (Continued)

        The American Taxpayer Relief Act of 2012, which reinstated the United States federal research and development tax credit retroactively from January 1, 2012 through December 31, 2013, was not enacted into law until the first quarter of 2013. The law change will have no impact on the 2013 financial statements due to the valuation allowance placed against the Company's net deferred tax assets.

8. Employee Benefit Plan

        In December 2005, the Company established a 401(k) plan covering substantially all employees. Employees may contribute up to 100% of their compensation per year (subject to a maximum limit prescribed by federal tax law). The Company may elect to make a discretionary contribution or match a discretionary percentage of employee contributions. As of December 31, 2012 and 2011, and for the period from December 22, 2004 (inception) through December 31,2012, the Company had not elected to make any contributions to the plan.

ANNEX A

April 23, 2013

Board of Directors (in their capacities as such)
Tranzyme, Inc.
5001 South Miami Blvd, Suite 300
Durham, North Carolina 27703

Members of the Board and Special Committee of the Board:

        Stifel, Nicolaus & Company, Incorporated ("Stifel "or "we") has been advised that Tranzyme, Inc. (the "Company") is considering entering into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Ocera Therapeutics, Inc. ("Ocera") and Tranzyme Acquisition, Inc., a wholly-owned subsidiary of the Company ("Merger Sub"), pursuant to which Merger Sub will be merged with and into Ocera with Ocera continuing as the surviving corporation and becoming a wholly-owned subsidiary of the Company (the "Merger"). In connection with the Merger, the Company has agreed to acquire all of the issued and outstanding shares of Common Stock, par value $.001 per share, of Ocera ("Ocera Common Stock") in exchange for shares of Common Stock, par value $.00001 per share, of the Company ("Company Common Stock"). Each share of Ocera Common Stock shall be converted into a number of shares of Company Common Stock equal to the quotient obtained by dividing (i) (A) the sum of (x) 45,000,000, plus or minus (y) the amount, if any, by which Ocera's adjusted cash exceeds/ is less than $890,000, multiplied by (B) the number of outstanding shares of Company Common Stock on a fully-diluted basis, by (ii) (A) the sum of (x) 17,000,000, plus or minus (y) the amount, if any, by which the Company's adjusted cash exceeds/ is less than $6.5 million, plus (z) an adjustment factor based upon the timing of delivery of certain Ocera financial statements, multiplied by (B) the number of outstanding shares of Ocera Common Stock on a fully-diluted basis (the "Exchange Ratio"). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

        Simultaneously with the execution of the Merger Agreement, the Company intends to enter into a Securities Purchase Agreement (the "Securities Purchase Agreement" and, together with the Merger Agreement, the "Transaction Documents") with the purchasers to be identified on the signature pages thereto (the "Purchasers"). Pursuant to such agreement, the Purchasers will purchase from the Company, and the Company will sell to the Purchasers, shares of Company Common Stock for an aggregate purchase price of approximately $20 million (the "Financing"), at a price per share equal to the volume-weighted average of the closing price of the Company Common Stock over the 10 trading days ending on the date prior to the closing date of the Merger.

        The Board of Directors of the Company (the "Board") and the Special Committee of the Board (in their capacities as such) have each has requested Stifel's opinion, as investment bankers, as to the fairness, from a financial point of view and as of the date hereof, of the Exchange Ratio to the holders of the Company Common Stock.

        In rendering our Opinion, we have, among other things:

  (i)
  discussed the Merger and related matters with the Company's counsel and reviewed a draft of the Merger Agreement, dated April 19, 2013;

  (ii)
  reviewed a draft copy of the Securities Purchase Agreement;

  (iii)
  reviewed a draft of the Transfer Restriction Letter;

  (iv)
  reviewed a draft of the Stockholder Voting Agreement;

  (v)
  reviewed the audited consolidated financial statements of the Company contained in its Annual Reports on Form 10-K for the three years ended December 31, 2012, 2011 and 2010;

  (vi)
  reviewed the audited consolidated financial statements of Ocera for the two years ended December 31, 2010 and 2009, and the draft audited consolidated financial statements of Ocera for the years ended December 31, 2012 and 2011;

  (vii)
  reviewed and discussed with the Company's management certain other publicly available information concerning the Company;

  (viii)
  held discussions with the Company's and Ocera's senior managements, including estimates of certain cost savings, merger charges and the pro forma financial impact of the Merger on the combined company;

  (ix)
  reviewed certain non-publicly available information concerning the Company and Ocera, including internal financial analyses and forecasts prepared by their respective managements and held discussions with the Company's and Ocera's senior managements regarding recent developments;

  (x)
  reviewed and analyzed certain publicly available information concerning the terms of selected merger and acquisition transactions that we considered relevant to our analysis;

  (xi)
  reviewed and analyzed certain publicly available financial and stock market data relating to selected public companies that we deemed relevant to our analysis;

  (xii)
  reviewed and analyzed certain publicly available information concerning the terms of selected private financing transactions that we considered relevant to our analysis;

  (xiii)
  participated in certain discussions and negotiations between representatives of the Company and Ocera;

  (xiv)
  reviewed the reported prices and trading activity of the equity securities of the Company;

  (xv)
  considered the results of our efforts, at the direction of the Company, to solicit indications of interest from selected third parties with respect to a merger or other transaction with the Company;

  (xvi)
  conducted such other financial studies, analyses and investigations and considered such other information as we deemed necessary or appropriate for purposes of our Opinion; and

  (xvii)
  taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuations and our knowledge of the Company's and Ocera's industries generally.

        In rendering our Opinion, we have, with your consent, relied upon and assumed, without independent verification, the accuracy and completeness of all of the financial and other information that was made available, supplied or otherwise communicated to Stifel by or on behalf of the Company or Ocera, or that was otherwise reviewed by Stifel, including, without limitation, publicly available information, and have not assumed any responsibility for independently verifying any of such information. Stifel has relied on such information being complete and correct in all material respects and has further relied upon the assurances of the management of the Company or Ocera, as applicable, that it is unaware of any facts that would make such information incomplete or misleading. With respect to the financial forecasts supplied to us by the Company and Ocera (including, without limitation, potential cost savings and operating synergies which may be realized by the Company), we have assumed, at the direction of the Company, that they were reasonably prepared on the basis reflecting the best currently available estimates and judgments of the management of the Company or Ocera, as applicable, as to the future operating and financial performance of the Company or Ocera, as applicable, and that they provided a reasonable basis upon which we could form our Opinion. Such forecasts and projections were not prepared with the expectation of public disclosure. All such projected financial information is based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projected financial information. Stifel has relied on this projected information without independent verification or analyses and does not in any respect assume any responsibility for the accuracy or completeness thereof.

        We have also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either the Company or Ocera since the date of the last financial statements of each company made available to us. We did not make or obtain any independent evaluation, appraisal or physical inspection of either the Company's or Ocera's assets or liabilities, nor have we been furnished with any such evaluation or appraisal. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, Stifel assumes no responsibility for their accuracy.

        We have assumed, with your consent, that there are no factors that would delay or subject to any adverse conditions any necessary regulatory or governmental approval and that all conditions to the Merger will be satisfied and not waived. We have also assumed that the contemplated Financing will be consummated and will occur approximately simultaneously with the Merger. In addition, we have assumed that the definitive Transaction Documents will not differ materially from the drafts we reviewed. We have also assumed that the Merger will be consummated substantially on the terms and conditions described in the Merger Agreement, without any waiver of material terms or conditions by any party thereto and without any adjustment to the Exchange Ratio (beyond the adjustment provisions set forth in the Merger Agreement), and that obtaining any necessary regulatory approvals or satisfying any other conditions for consummation of the Merger will not have an adverse effect on the Company, Ocera or the Merger. We have assumed that the Merger will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. We have further assumed that the Company has relied upon the advice of its counsel, independent accountants and other advisors (other than Stifel) as to all legal, financial reporting, tax, accounting and regulatory matters with respect to the Company, the Merger and the Transaction Documents.

        Our Opinion is limited to whether the Exchange Ratio is fair to the stockholders of the Company, from a financial point of view, and does not address any other terms, aspects or implications of the Merger, including, without, limitation, the form or structure of the Merger, any consequences of the Merger on the Company, its stockholders, creditors or otherwise, or any terms, aspects or implications of any voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Merger or otherwise, including, without limitation, the Financing. Our Opinion also does not consider, address or include: (i) any other strategic alternatives currently (or which have been or may be) contemplated by the Board or the Company; (ii) the legal, tax or accounting consequences of the Merger on the Company or the holders of Company Common Stock, including, without limitation, whether or not the Merger will qualify as a tax-free reorganization pursuant to Section 368 of the Internal Revenue Code of 1986, as amended; (iii) the fairness of the amount or nature of any compensation to any of the Company's or Ocera's officers, directors or employees, or class of such persons, relative to the compensation to the holders of Company Common Stock or Ocera Common Stock; (iv) the effect of the Merger on, or the fairness of the consideration to be paid to, holders of any class of securities of the Company or Ocera other than the holders of Company Common Stock, or any class of securities of any other party to any transaction contemplated by the Merger Agreement; (v) any advice or opinions provided by any other advisor to the Company or Ocera; or (vi) the treatment of, or effect of the Merger on, any securities of the Company other than the Company Common Stock (or the holders of any such securities). Furthermore, we are not expressing any opinion herein as to the prices, trading range or volume at which the Company's securities (including the Company Common Stock) will trade following public announcement or consummation of the Merger.

        Our Opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to us by or on behalf of the Company and Ocera or their respective advisors, or information otherwise reviewed by Stifel, as of, the date of this Opinion. It is understood that subsequent developments may affect the conclusion reached in this Opinion and that Stifel does not have any obligation to update, revise or reaffirm this Opinion. Our Opinion is for the information of, and directed to, the Board (in its capacity as such) for its information and assistance in connection with its consideration of the financial terms of the Merger. Our Opinion does not constitute a recommendation to the Board as to how the Board should vote on the Merger or to any stockholder of the Company as to how any such stockholder should vote at any stockholders' meeting at which the Merger is considered, or whether or not any stockholder of the Company should enter into a voting, shareholders', or affiliates' agreement with respect to the Merger, or exercise any dissenters' or appraisal rights that may be available to such stockholder. In addition, the Opinion does not compare the relative merits of the Merger with any other alternative transactions or business strategies which may have been available to the Company and does not address the underlying business decision of the Board or the Company to proceed with or effect the Merger.

        We have not considered any potential legislative or regulatory changes currently being considered or recently enacted by the United States Congress, the Securities and Exchange Commission (the "SEC"), or any other regulatory bodies, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the SEC or the Financial Accounting Standards Board. Our Opinion is not a solvency opinion and does not in any way address the solvency or financial condition of the Company, Ocera or any other person.

        Stifel, as part of its investment banking services, is regularly engaged in the independent valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We have acted as financial advisor to the Company in connection with the Merger and will receive a fee for our services, a substantial portion of which is contingent upon the completion of the Merger (the "Advisory Fee"). We have also acted as financial advisor to the Board and will receive a fee upon the delivery of this Opinion that is not contingent upon consummation of the Merger (the "Opinion Fee"), provided that such Opinion Fee is creditable against any Advisory Fee. We will not receive any other significant payment or compensation contingent upon the successful consummation of the Merger. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. Stifel acted as co-manager of the Company's initial public offering in April 2011. Other than as provided in the immediately preceding sentence, there are no material relationships that existed during the two years prior to the date of this Opinion or that are mutually understood to be contemplated in which any compensation was received or is intended to be received as a result of the relationship between Stifel and any party to the Merger. Stifel may seek to provide investment banking services to the Company or its affiliates in the future, for which we would seek customary compensation. In the ordinary course of business, Stifel and our clients may transact in the equity securities of the Company and may at any time hold a long or short position in such securities.

        Stifel's Fairness Opinion Committee has approved the issuance of this Opinion. Our Opinion may not be published or otherwise used or referred to, nor shall any public reference to Stifel be made, without our prior written consent, except in accordance with the terms and conditions of Stifel's engagement letter agreement with the Company.

        Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Exchange Ratio is fair to the holders of the Company Common Stock from a financial point of view.

Very truly yours,

STIFEL, NICOLAUS & COMPANY, INCORPORATED

ANNEX B

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 10-K/A

(Amendment No. 1)

☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the Fiscal Year Ended December 31, 2012
OR
☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from to

Commission file number: 001-35119

TRANZYME, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	63-1192270 (I.R.S. Employer Identification No.)

5001 South Miami Boulevard, Suite 300, Durham, NC 27703
(Address of principal executive offices including zip code)

(919) 474-0020
(Registrant's telephone number, including area code)

         Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
Common Stock, $0.00001 par value	NASDAQ Stock Market LLC

         Securities registered pursuant to Section 12(g) of the Act: None

         Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐    No ☒

         Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐    No ☒

         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐

         Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☒    No ☐

         Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act (Check one):

Large accelerated Filer ☐	Accelerated Filer ☐	Non-accelerated Filer ☐ (Do not check if a smaller reporting company)	Smaller Reporting Company ☒

         Indicate by check mark whether the registrant is a shell company (as defined in 12b-2 of the Act). Yes ☐    No ☒

         The aggregate market value of the common stock, par value $.00001 per share (the "Common Stock"), held by non-affiliates of the registrant computed by reference to the last reported sale price on June 30, 2012 was approximately $69.9 million. As of April 15, 2013, there were outstanding 27,600,437 shares of Common Stock.

DOCUMENTS INCORPORATED BY REFERENCE:

         None.

Explanatory Statement

Why we are filing this Amendment to our Form 10-K

        We are filing this Amendment No. 1 on Form 10-K/A (the "Amended Report") to our Annual Report on Form 10-K for the period ended December 31, 2012, which was originally filed on March 28, 2013 (the "10-K Report") for the sole purpose of including Part III, Items 10 through 14. Our definitive proxy statement for our 2013 Annual Meeting of Stockholders will not be filed with the SEC within 120 days after the end of our fiscal year December 31, 2012; therefore, we are filing this Amended Report to provide the incorporated information within the required time period.

        Pursuant to Rule 12b-15 under the Securities Exchange Act of 1934, as amended, each item of the 10-K Report that is amended by this Amended Report is also restated in its entirety, and this Amended Report is accompanied by currently dated certifications on Exhibits 31.1 and 32.1 by the Company's Principal Executive Officer and Exhibits 31.2 and 32.2 by the Company's Principal Financial and Accounting Officer. The 10-K Report was amended to: (i) delete the reference on the cover of the 10-K Report to the incorporation by reference of the registrant's definitive proxy statement into Part III of the 10-K Report, (ii) revise Part III, Items 10 through 14 of the 10-K Report to include information previously omitted from the 10-K Report, and (iii) revise the Exhibit Index to reflect the filing of the new certifications.

        Except as described above, no other changes have been made to the 10-K Report. The 10-K Report continues to speak as of March 28, 2013, the date of the filing of the 10-K Report, and other than expressly indicated in this Amended Report, we have not updated the disclosures contained therein to reflect any events which occurred at a date subsequent to March 28, 2013. Accordingly, this Amended Report should be read in conjunction with the 10-K Report and our other reports filed with the SEC subsequent to the filing of the 10-K Report, including any amendments to those filings.

        Unless the context otherwise indicates, references in this report to the terms "Tranzyme", "the Company", "we," "our" and "us" refer to Tranzyme, Inc. and its subsidiaries.

TRANZYME, INC.

AMENDMENT NO. 1 TO ANNUAL REPORT ON FORM 10-K/A

PART III

Item 10.    Directors, Executive Officers and Corporate Governance

Board of Directors

        The following information is furnished with respect to each of our directors, which information is as of April 15, 2013. Information about the number of shares of Common Stock beneficially owned by each director, directly and indirectly, appears later under the heading "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters."

  Management Directors

Name	Age	Position
Vipin K. Garg, Ph.D.	55	President, Chief Executive Officer and Director

        Vipin K. Garg, Ph.D. has served as our President and Chief Executive Officer since September 2000 and one of our directors since October 2000. Prior to joining us, he served as Chief Operating Officer of Apex Bioscience, Inc. (now Curacyte AG of Munich, Germany), where he was responsible for establishing a major strategic alliance with a Japanese pharmaceutical company and advancing the company's lead product into Phase 2 clinical development. Earlier he was Vice President of Product Development and Manufacturing at DNX, Inc. (NASDAQ: DNXX), and held management positions at Sunovion Pharmaceuticals, Inc. (formerly known as Sepracor Inc.) (acquired by Dainippon Sumitomo Pharma) and Bio-Response Inc. (acquired by Baxter International, Inc.). Dr. Garg has over twenty years of biotechnology industry experience in both technical and management positions and has managed combined operations in both the United States and Europe. Dr. Garg received his Ph.D. in Biochemistry in 1982 from the University of Adelaide, Australia, and his M.S. from Delhi University.

  Non-Management Directors

Name	Age	Position
John H. Johnson(3)	55	Chairman of the Board of Directors
George B. Abercrombie(2)(3)	58	Director
Jean-Paul Castaigne, M.D.(1)	69	Director
Anne M. VanLent(2)	65	Director
Alex Zisson(1)(2)	43	Director

(1)
Member of Compensation Committee.

(2)
Member of Audit Committee.

(3)
Member of Nominating and Corporate Governance Committee.

        John H. Johnson has served as the Chairman of our Board of Directors since November 2010. In February 2012, Mr. Johnson was named President and Chief Executive Office of Dendreon Corporation, where he also serves as a director (NASDAQ: DNDN). Mr. Johnson also serves on the board of directors of Cempra Pharmaceuticals (NASDAQ: CEMP). Mr. Johnson previously was the Chief Executive Officer and member of the board of directors of Savient Pharmaceuticals, Inc., or Savient (NASDAQ: SVNT), a position he held from January 2011 until January 2012. Prior to joining Savient, Mr. Johnson was the Senior Vice President and President of the Oncology Business Unit at Eli Lilly and Company, or Lilly, a position he held since November 2009. Prior to this appointment, he had served as Chief Executive Officer and director of ImClone Systems Inc., or ImClone, since August 2007 and was also a member of ImClone's board of directors until the company became a wholly-owned subsidiary of Lilly in November 2008. Previously, from 2005 until August 2007, he served as company group chairman of Johnson and Johnson's Worldwide Biopharmaceuticals unit. Mr. Johnson began his career at Pfizer Inc. and then joined Johnson and Johnson in 2000 to help lead the company into the anti-infectives market. He left Johnson and Johnson in 2000 to join Parkstone Medical Information Systems as president and CEO, returning in 2002 as worldwide vice president, CNS/Psychiatry. He was then appointed president of Ortho Biotech Products Inc. and subsequently became responsible for Ortho Biotech Canada Inc. until he was named company group chairman in 2005 of Johnson and Johnson's Worldwide Biopharmaceuticals unit. Mr. Johnson earned a B.S. degree from East Stroudsburg University of Pennsylvania. Mr. Johnson brings to our board more than two decades of experience in the biopharmaceutical and healthcare industry, including managing large product development pipelines and serving in key executive roles.

        George B. Abercrombie has served as one of our directors since September 2011. He has been President and CEO of Abercrombie Advisors LLC, which offers consulting services to the pharmaceutical and biotechnology industries, since 2011. Previously, from 2001 to 2009, he served as President and Chief Executive Officer at Hoffmann-La Roche Inc., a division of Roche (SIX: RO, ROG; OTCQX: RHHBY), where he was responsible for leading the North American Pharmaceuticals Operations. He also served as a member of the Roche Pharmaceutical Executive Committee, which was responsible for developing and implementing global strategy for the Pharmaceuticals Division. Before joining Roche, Mr. Abercrombie was Senior Vice President, U.S. commercial operations at Glaxo Wellcome Inc. (NYSE: GSK). He joined Glaxo as Vice President and General Manager of the Glaxo Pharmaceuticals Division in 1993 following 10 years at Merck & Co., Inc. (NYSE: MRK), where he held a broad range of positions in sales, marketing, executive sales management and business development. Mr. Abercrombie currently serves as Chairman of the Board of Brickell Biotech, is a director of Biocryst Pharmaceuticals, Inc. (NASDAQ: BCRX), was a director at Inspire Pharmaceuticals (NASDAQ: ISPH) from 2010 until their acquisition by Merck in 2011 and was a director at Ziopharm Oncology (NASDAQ: ZIOP) in 2010. Mr. Abercrombie received a bachelor's degree in pharmacy from the University of North Carolina at Chapel Hill, and earned an M.B.A. from Harvard University. Mr. Abercrombie is qualified to serve as a director due to his wealth of executive management experience and because he has been the lead on many commercial activities in the pharmaceutical industry. He has been involved with various industry associations such as the University of North Carolina School of Pharmacy Foundation and the Duke University Fuqua School of Business Health Sector Advisory Board, the Board of Directors for the Pharmaceutical Research and Manufacturers of America (PhRMA) and the Johns Hopkins School of Hygiene and Public Health. He is also a member of the Board of Directors of Project HOPE, an organization dedicated to achieving sustainable advances in health care around the world.

        Jean-Paul Castaigne, M.D. has served as one of our directors since June 2004. Dr. Castaigne is President and CEO of Angiochem Inc., or Angiochem, a position he has held since September 2006. Angiochem leverages its EPiC platform technology to create drugs that cross the blood brain barrier to treat brain diseases. In this capacity, he has advanced multiple clinical and preclinical drug candidates and leads the company's financing and partnering activities. Prior to joining Angiochem, he was COO and CSO of Conjuchem Inc. (TSX: CJB), or Conjuchem, a Montreal-based drug delivery company. Prior to joining Conjuchem in 2000, he was Vice President, World Wide Head of Global R&D at Groupe Fournier SA in France. Before that, he was with Novartis for over 10 years in a variety of international positions, including President and Managing Director for Sandoz Philippines and Director of Medical and R&D for Sandoz in France and as Corporate Vice-President, R&D, Medical and Regulatory in Canada, where he oversaw significant growth in the R & D operation. Earlier in his career, Dr. Castaigne worked for Cilag France (Johnson & Johnson) and Sanofi-Aventis in clinical and regulatory management. He received his M.D. from Paris University in 1975, held the position of Associate Professor of Oncology, Pneumology there in 1978, and received his advanced diploma in Management and Business Administration in 1987 from HEC Paris. We believe Dr. Castaigne's experience working in various pharmaceutical companies as well as his extensive knowledge of all aspects of our preclinical and clinical development plans make him a crucial member of our Board of Directors.

        Anne M. VanLent has served as one of our directors since March 2011. Ms. VanLent is currently the President of AMV Advisors, a company which she founded in 2008 to provide corporate strategy and financial consulting services to emerging growth life sciences companies. From May 2002 through April 2008, Ms. VanLent was the Executive Vice President and Chief Financial Officer of Barrier Therapeutics, Inc., a company that developed and marketed prescription dermatology products that was publicly-traded before being acquired by Stiefel Laboratories in August 2008. From July 1997 to October 2001, she was the Executive Vice President—Portfolio Management for Sarnoff Corporation, a multidisciplinary research and development firm. From 1985 to 1993, she served as the Senior Vice President and Chief Financial Officer of The Liposome Company, Inc., a publicly-traded biopharmaceutical company. Ms. VanLent also currently serves as a director of and chair of the audit committee of Integra Life Sciences Holding Corporation (NasdaqGS: IART). She also served as a director of and chair of the audit committee of Penwest Pharmaceuticals, a NASDAQ-listed company from 1997 through its sale to Endo Pharmaceuticals, Inc. in the fall of 2010. Ms. VanLent received a B.A. degree in Physics from Mount Holyoke College. Ms. VanLent brings significant management experience in both public and private life sciences companies as well as expertise in financial and accounting matters that will enable her to serve as our audit committee financial expert.

        Alex Zisson has served as one of our directors since May 2005. Since 2002, Mr. Zisson has been a Partner at Thomas, McNerney & Partners, a prominent health care venture capital firm that invests in life science and medical technology companies at all stages of development. He is currently a board member of several private life sciences companies, including Clarus Therapeutics, Inc, Celtator Pharmaceuticals, Inc. and InnoPharma, Inc. Before joining Thomas, McNerney & Partners, he spent 11 years in the research department at Hambrecht & Quist (and its successor firms Chase H&Q and JPMorgan H&Q). During his tenure at H&Q, Mr. Zisson led research teams covering the biotechnology, specialty pharmaceuticals, large-cap pharmaceuticals, drug delivery and diagnostics industries. After the merger of Chase H&Q and JPMorgan, Mr. Zisson also became the firm's Health Care Strategist. He graduated magna cum laude from Brown University, where he was elected to Phi Beta Kappa. Mr. Zisson serves on the board of directors of numerous life sciences companies, has extensive knowledge of the health care and biopharmaceutical industries and has been instrumental in our development since joining our board in 2005.

Executive Officers

        Biographical information regarding our executive officers, which is as of April 15, 2013, is set forth below. Each executive officer is elected annually by our Board and serves until his or her successor is appointed and qualified, or until such individual's earlier resignation or removal.

Name	Age	Position
Vipin K. Garg, Ph.D.	55	Chief Executive Officer and President
Rhonda L. Stanley	52	Corporate Controller, Principal Financial Officer, Principal Accounting Officer
Franck S. Rousseau, M.D.	55	Chief Medical Officer
Helmut Thomas, Ph.D.	61	Senior Vice President, Research and Preclinical Development
David S. Moore	39	Vice President, Commercial Operations

        Vipin K. Garg, Ph.D. Please refer to "—Board of Directors" above for Dr. Garg's biographical information.

        Rhonda L. Stanley has served as our Principal Financial Officer and Principal Accounting Officer since January 2013 and our corporate controller since July 2010. Prior to working at Tranzyme, she served as corporate controller at Aldagen, Inc., a development-stage biotechnology company based in Durham, NC, from September 2007 to July 2010. Before Aldagen, Inc., Ms. Stanley was the corporate controller at POZEN, Inc. (NASDAQ: POZN), a publicly-traded pharmaceutical company based in Chapel Hill, NC, from 2001 through September 2007. Ms. Stanley has 25 years of financial experience and is a certified public accountant. Ms. Stanley holds a degree in accounting from Bradley University.

        Franck S. Rousseau, M.D. has served as our Chief Medical Officer since October 2011. From 2003 to 2010, he worked at Gilead Sciences, Inc. (NASDAQ: GILD) where he had most recently served as Therapeutic Area Head, Hepatic Diseases, and initially as Vice President, Clinical Development. During this time, when he also was head of Gilead's Durham, North Carolina facility, Dr. Rousseau oversaw the clinical development for several drugs which ultimately received global marketing approval. From 1997 to 2002, Dr. Rousseau was Chief Medical Officer of Triangle Pharmaceuticals until its acquisition by Gilead in 2003. He began his pharmaceutical industry career in 1993 at Wellcome Lab, followed by two years with Glaxo Wellcome (NYSE: GSK) from 1995-1997 serving as Medical Advisor. Dr. Rousseau holds a Doctorate of Medicine and a Degree of Epidemiology and Nosocomial Infections from the University of Paris 7, Paris, France. He also holds a Degree of Statistics from the University of Paris 6, Paris, France.

        Helmut Thomas, Ph.D. has served as our Senior Vice President, Research and Preclinical Development since June 2006. Prior to joining us, Dr. Thomas served as Vice President, Development, of LymphoSign Inc., or LymphoSign, beginning in 2004. Before LymphoSign, Dr. Thomas spent fourteen years with CIBA/Novartis Pharma, A.G., or Novartis, where he held several top-level management positions in Europe and the United States, culminating in his appointment as Executive Director, Global Project Manager and Leader of the PRIDE (Proof of Research In Development) Team Oncology. While at Novartis, he directed the preclinical development of more than 25 drug candidates. A highly accomplished biochemist and toxicologist with an extensive and productive career in drug discovery and development, Dr. Thomas is an author of over 140 scientific articles, book chapters and abstracts as well as a co-inventor on numerous patents. Dr. Thomas received his Ph.D. in biochemistry and organic chemistry from the University of Hannover, Germany.

        David S. Moore has served as Vice President, Commercial Operations since August, 2011. Before joining us, from January 1998 to August 2011, Mr. Moore was employed by Ortho-McNeil Janssen, a Johnson & Johnson company where he served in various positions including Group Director responsible for the commercialization of new pain therapeutics. He has experience in New Business Development, Disease Management / Market Development Campaigns, Launch Readiness and unique experience in developing Hospital and Payer Value Platforms. In addition, Mr. Moore held numerous positions of increasing responsibility in sales, sales management, training, market research, managed care account management and payer marketing. Mr. Moore received his MBA in marketing from Lehigh University and a degree in Health Policy from Thomas Jefferson University.

        There are no family relationships among any of our directors or executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

        Ownership of and transactions in the Company's Common Stock by executive officers and directors of the Company and owners of 10% or more of the Company's outstanding Common Stock are required to be reported to the SEC pursuant to Section 16(a) of the Exchange Act. Based solely on the Company's review of such reports and written representations from certain reporting persons, during the fiscal year ended December 31, 2012, all such reports were filed in a timely manner.

 Code of Business Conduct and Ethics

        We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. We expect that any amendments to the code, or any waivers of its requirements, will be disclosed on our website.

Audit Committee

        Our Board of Directors currently has a standing Audit Committee, which consists of Anne VanLent, who is the chair of the committee, George B. Abercrombie and Alex Zisson. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and NASDAQ. Our Board has determined that Anne VanLent is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of NASDAQ. Each of the members of our Audit Committee is independent under the applicable rules and regulations of the SEC and NASDAQ.

Item 11.    Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

Overview

        This Compensation Discussion and Analysis explains our compensation philosophy, policies and practices with respect to our Chief Executive Officer, our former Chief Financial Officer and the other three most highly-compensated executive officers, or the named executive officers. Our Board of Directors has delegated responsibility for creating and reviewing the compensation of our executive officers to the Compensation Committee of our Board of Directors, which is composed entirely of independent directors. The role of the Compensation Committee is to oversee our compensation and benefit plans and policies, to administer our equity incentive plans and to review and make recommendations to our Board of Directors, generally on an annual basis, regarding all compensation decisions for our executive officers.

Executive Compensation Objectives and Philosophy

        The key objectives of our executive compensation programs are (1) to attract, motivate, reward and retain superior executive officers with the skills necessary to successfully lead and manage our business; (2) to achieve accountability for performance by linking annual cash incentive compensation to the achievement of measurable performance objectives; and (3) to align the interests of our executive officers and our equity holders through short- and long-term incentive compensation programs. For our executive officers, these short- and long-term incentives are designed to accomplish these objectives by providing a significant correlation between our results of operations and their total compensation.

        We expect to provide our executive officers with a significant portion of their compensation through cash incentive compensation contingent upon the achievement of operational and personal performance metrics as well as through equity compensation. These two elements of executive compensation are aligned with the interests of our stockholders because the amount of compensation ultimately received will vary with our company's financial and operational performance. Equity compensation derives its value from our equity value, which in the future is likely to fluctuate based on our financial and operational performance.

        We seek to apply a consistent philosophy to compensation for all executive officers. Our compensation philosophy is based on the following core principles.

  To Pay for Performance

        Individuals in leadership roles are compensated based on a combination of total company and individual performance factors. Total company performance is evaluated primarily on the degree to which pre-established operational objectives are met. Individual performance is evaluated based upon several individualized leadership factors, including:

  •
  individual contribution to attaining specific operational objectives;

  •
  building and developing individual skills and a strong leadership team; and

  •
  developing an effective infrastructure to support business development and growth.

  To Pay Competitively

        We are committed to providing a total compensation program designed to retain our highest performing employees and attract superior leaders to our company. We have established compensation levels that we believe are competitive based on our board's experience with pay practices and compensation levels for companies such as ours.

  To Pay Equitably

        We believe that it is important to apply generally consistent guidelines for all executive officer compensation programs. In order to deliver equitable pay levels, our board considers depth and scope of accountability, complexity of responsibility, qualifications and executive performance, both individually and collectively as a team.

        In addition to short- and long-term compensation, we have found it important to provide certain of our executive officers with competitive post-employment compensation. Post-employment compensation consists primarily of two main types—severance pay and benefits continuation. We believe that these benefits are important considerations for our executive officer compensation package, as they afford a measure of financial security in the event of certain terminations of their employment and also enable us to secure their cooperation following termination. We have sought to ensure that each combined compensation package is competitive at the time the package is negotiated with the executive officer. We elect to provide post-employment compensation to our executive officers on a case-by-case basis as the employment market, the qualifications of potential employees and our hiring needs dictate.

Setting Executive Compensation

        Our Compensation Committee is responsible for reviewing and making recommendations to our Board of Directors regarding the compensation to be paid to our Chief Executive Officer and other executive officers. Historically, our Compensation Committee and Board of Directors has conducted an annual review of the aggregate level of our executive compensation, as well as the mix of elements used to compensate our executive officers.

        When setting executive compensation, our Compensation Committee and Board of Directors consider our overall company performance, including our progress towards our research and development goals. They also consider compensation paid by similarly situated biotechnology companies. As part of this process, our Compensation Committee conducts an annual review of the aggregate level of our executive compensation, as well as the mix of elements used to compensate our executive officers.

Compensation Benchmarking and Peer Group

        Prior to becoming a public company in 2011, our understanding of compensation paid by similarly situated biotechnology companies was based primarily on the extensive experience of the members on our Board of Directors and Compensation Committee at that time that were affiliated with venture investment firms, many of whom sat on the boards of directors of portfolio companies in the life sciences and healthcare fields in Durham, North Carolina and throughout the United States. To a lesser extent, we also used widely available surveys of executive compensation paid by life science companies conducted by third-party providers. Although our Board of Directors and Compensation Committee used this survey data as a tool in determining executive compensation, they typically applied their subjective discretion to make compensation decisions and did not benchmark our executive compensation against any particular group of companies or use a formula to set our executives' compensation in relation to this survey data.

        In October 2011, our Compensation Committee retained the services of Radford, a division of Aon Corporation (referred to herein as "Radford"), an independent executive compensation consultant, to review and provide comparative data on the base salary, bonus, equity compensation and total direct compensation of our executive officers as compared against 21 similar peer group public biotechnology companies at similar stages of clinical development, with headcounts between 15 and 120 employees, revenues between $0 and $63 million, and market capitalizations of generally between approximately $30 million to $300 million. In addition to the peer companies, Radford utilized published survey data from the Radford Global Life Sciences Survey targeting public biotechnology and pharmaceutical companies with headcount between 15 and 120.

        The companies in the peer group were as follows:

Aastrom Biosciences	CytRx
ACADIA Pharmaceuticals	GenVec
Alimera Sciences	Hemispherix BioPharma
Anadys	Inhibitex
Athersys	Keryx Biopharmaceuticals
AVI BioPharma	Nabi Biopharmaceuticals
BioCryst Pharmaceuticals	Omeros
Cell Therapeutics	OncoGenex Pharmaceuticals
CEL-SCI	Osiris Therapeutics
Chelsea Therapeutics	Vical
Cleveland BioLabs

        The assessment provided by Radford indicated that our historical executive cash compensation levels were at or below the 25th percentile of our identified peer group in cash compensation. In recommending executive compensation levels for the remainder of 2011 and 2012, our Compensation Committee sought to adjust base salaries and grant cash and equity awards to realign the overall cash and equity compensation of our named executive officers with current market levels after taking into account individual responsibilities, performance and experience. As recommended by our Compensation Committee, the adjustments to base salaries and incentive cash bonuses approved by our Board of Directors in December 2011 were designed to increase our executive compensation levels to approximately the 25th percentiles of our identified peer group for base salary and total cash compensation.

        Our Compensation Committee generally believes that gathering appropriate benchmark information is an important part of our compensation-related decision-making process and while this exercise does not perfectly capture all the unique aspects of our business, it typically provides a solid foundation upon which to base executive compensation decisions. In addition, our Compensation

Committee continues to consider performance, the changing roles and responsibilities of our executive officers and the expected future contributions of our executive officers, and has typically taken into account advice from other independent members of our Board of Directors.

        In August 2012, our Compensation Committee conducted an informal survey using publicly available information of the equity compensation for executive officers at 20 comparable companies, determined by the Compensation Committee. The comparable companies included:

Aastrom Biosciences	CytRx
Acadia Pharmaceuticals	Genvec
Alimera Sciences	Hemispherix BioPharma
Anadys	Inhibitex
Arthersys	Keryx Biopharmaceuticals
AVI BioPharma	Nabi Biopharmaceuticals
Biocryst Pharmaceuticals	Omeros
Cell Therapeutics	OncoGenix Pharmaceuticals
CEL-SCI	Osiris Therapeutics
Cleveland BioLabs	Vical

        In addition to this informal survey data, our Compensation Committee also considered such factors as the performance, changing roles and responsibilities and the expected future contributions of our executive officers to assist the Compensation Committee in granting the awards to our named executed officers set forth below in "Grants of Plan Based Awards."

        In light of the results of our clinical trials of ulimorelin and TZP-102 and our plans to initiate a strategic process, the Compensation Committee did not seek an updated compensation assessment by Radford, or any other executive compensation consultant, for the full year ended 2012 or 2013 for purposes of updating our peer group or conducting an analysis of our peer group's executive compensation. Furthermore, the Compensation Committee determined to maintain base salaries and not pay cash bonuses to our named executive officers in 2012.

Role of Chief Executive Officer in Compensation Decisions

        Our Chief Executive Officer typically evaluates the performance of other executive officers and employees on an annual basis and makes recommendations to the Compensation Committee (historically, to the full Board of Directors) with respect to annual salary adjustments, bonuses and annual stock option grants. Our Compensation Committee exercises its own discretion in recommending salary adjustments and discretionary cash and equity-based awards for all executive officers to our Board of Directors. Our Chief Executive Officer is not present during deliberations or voting with respect to compensation for the Chief Executive Officer.

Elements of Executive Compensation

        As discussed throughout this Compensation Discussion and Analysis, the compensation policies applicable to our named executive officers are reflective of our pay-for-performance philosophy, that the role of executive officers is to enhance equity holder value over the long term.

        The elements of our compensation program are:

  •
  base salary;

  •
  performance-based cash incentives;

  •
  equity incentives; and

  •
  severance and change in control benefits.

        Base salary, performance-based cash incentives and long-term equity-based incentives are the most significant elements of our executive compensation program and, on an aggregate basis, they are intended to substantially satisfy our program's overall objectives. Typically the Compensation Committee has, and will seek to, set each of these elements of compensation at the same time to enable it to simultaneously consider all of the significant elements and their impact on compensation as a whole. Taking this comprehensive view of all compensation components allows us also to make compensation determinations that will reflect the principles of our compensation philosophy and related guidelines with respect to allocation of compensation among certain of these elements and total compensation. We strive to achieve an appropriate mix between the various elements of our compensation program to meet our compensation objectives and philosophy; however, we do not apply any rigid allocation formula in setting our executive compensation, and we may make adjustments to this approach for various positions after giving due consideration to prevailing circumstances, the individuals involved and their responsibilities and performance.

        Base Salary.    Base salaries for our executives are established based on the scope of their responsibilities and individual experience. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. The Compensation Committee does not apply specific formulas to determine increases, although it has generally awarded increases as a percentage of an executive officer's then current base salary.

        Based upon the Compensation Committee's review of the input from Radford described in the preceding section, determination of the performance of our executive officers, individually and as a group, and our overall success, in December 2011, our Compensation Committee approved base salary adjustments for each of our executive officers, which were effective as of October 18, 2011. The Compensation Committee made no adjustment to the base salaries of the named executive officers in 2012. The base salaries for each named executive officer in 2012 were as follows:

Name	Base Salary
Vipin K. Garg, Ph.D.	$370,000
Richard I. Eisenstadt	$270,000
Franck S. Rousseau, M.D.	$330,000
Helmut Thomas, Ph.D.	$272,000
David S. Moore	$250,000

        Performance-Based Cash Incentives.    In addition to base salaries, we believe that performance-based cash bonuses play an important role in providing appropriate incentives to our executives to achieve our strategic objectives. We have designed our annual cash incentive program to reward our named executive officers upon the achievement of specified annual corporate goals which are approved in advance by our Compensation Committee and Board of Directors. Our cash incentive program emphasizes pay-for-performance and is intended to closely align executive compensation with achievement of specified operating results as the cash incentive amount is calculated on the basis of percentage of corporate goals achieved. The Compensation Committee determines the bonus criteria, following input from the Chief Executive Officer, and communicates the bonus criteria to the named executive officers at the beginning of each fiscal year. The performance goals established by the Compensation Committee are based on the business strategy of the Company and the objective of building shareholder value. There are three steps to determine if and the extent to which an annual cash incentive award is payable to a named executive officer. First, at the beginning of the fiscal year, the Compensation Committee determines the target percentage of the officer's annual base salary upon which the annual cash incentive award for the executive officer will be based on for that year. Second, at the beginning of the fiscal year, the Compensation Committee establishes the specific performance goals that must be met in order for the officer to receive the award. Third, shortly after the end of the fiscal year, the Compensation Committee determines the extent to which these performance goals are met and the amount of the award. The Board of Directors considers, and if it deems appropriate approves, the recommendation of the Compensation Committee at each of these steps.

        The Compensation Committee established the following performance objectives and associated weightings under our incentive award program for 2012:

Corporate Goal	Target Percentage	Actual Percentage
Meeting primary endpoint for ulimorelin Phase III in the first half of 2012	30%	0%
Ulimorelin (NDA) submission by 2012 year-end	15%	0%
Meeting primary endpoint for TZP-102 by 2012 year-end	45%	0%
2012 year-end cash balance >95% of plan	10%	0%
Total	100%	0%

        In light of the Company's performance in 2012, the Compensation Committee paid no cash bonuses to the named executive officers in 2012.

        Long-term Incentive Program.    We believe that by providing our executives the opportunity to increase their ownership of our stock, the best interests of stockholders and executives will be more aligned and we will encourage long-term performance. The stock awards enable our executive officers to benefit from the appreciation of stockholder value, while personally participating in the risks of business setbacks. Our equity benefit plans have provided our executive officers the primary means to acquire equity or equity-linked interests in Tranzyme, Inc.

        During 2012, we granted equity awards through the Tranzyme, Inc. 2011 Stock Option and Incentive Plan, or 2011 Stock Option and Incentive Plan, which was adopted by our Board of Directors and stockholders to permit the grant of stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards and other stock awards to our officers, directors, employees and consultants. The material terms of our 2011 Stock Option and Incentive Plan are further described under "Benefit Plans" below.

        Prior to becoming a public company in 2011, in the absence of a public trading market for our Common Stock, our Board of Directors determined the fair market value of our Common Stock in good faith based upon consideration of a number of relevant factors including our financial condition, the likelihood of a liquidity event, the liquidation preference of our participating preferred stock, the price at which our preferred stock was sold, the enterprise values of comparable companies, our cash needs, operating losses, market conditions, material risks to our business and valuations obtained from independent valuation firms.

        Since becoming a public company in 2011, all equity awards to our employees and directors have been at the closing price of our Common Stock as reported on NASDAQ on the date of grant of each award.

        The majority of the option grants we have historically made vest over four years, with one quarter of the shares subject to the stock option vesting on the one-year anniversary of the vesting commencement date and the remaining shares vesting in equal quarterly installments thereafter over three years. All options have a 10-year term. Additional information regarding accelerated vesting prior to, upon or following a change in control is discussed below under "Post Employment Compensation." We do not have any program, plan or obligation that requires us to grant equity compensation on specified dates and we have not made equity grants in connection with the release or withholding of material non-public information. Authority to make equity grants to executive officers rests with our Compensation Committee, although our Compensation Committee does consider the recommendations of our Chief Executive Officer for officers other than himself.

        Following the completion of our initial public offering, the Compensation Committee reviewed the equity ownership of our executive officers. Prior to becoming a public company, our strategy for equity compensation was to target certain percentage ownerships for our executive officers after taking into account individual responsibilities, performance and experience. These ownership percentages were determined primarily on the extensive experience of the members on our Board of Directors and Compensation Committee at that time that were affiliated with venture investment firms, many of whom sat on the boards of directors of portfolio companies in the life sciences and healthcare fields in Durham, North Carolina and throughout the United States. As we had last adjusted equity levels in February 2008, the ownership levels of our executive officers had been diluted through subsequent financings, including the initial public offering. In addition, the majority of our executive officers' stock options had become vested over this time period.

        In order to continue to retain our executive officers, and to continue to align their compensation with the long-term performance objectives of the Company and the best interests of the stockholders, upon the recommendation of our Compensation Committee, our Board of Directors approved grants of new options on April 19, 2012 to Messrs. Moore and Rousseau, and again on August 7, 2012, following the informal comparable company survey of equity compensation described above, to Drs. Garg and Thomas and Messrs. Eisenstadt and Rousseau to generally realign their ownership percentages with those of the comparable companies as detailed below in the section entitled "Grants of Plan Based Awards".

        Severance and Change in Control Benefits.    Our named executive officers, who are designated below under "Summary Compensation Table," are entitled to certain severance and change in control benefits, the terms of which are described below under "Post Employment Compensation." We believe these severance and change in control benefits are an essential element of our overall executive compensation package and assist us in recruiting and retaining talented individuals and aligning the executives' interests with the best interests of the stockholders.

        Other Compensation.    In addition, consistent with our compensation philosophy, we intend to continue to maintain the current benefits for our executive officers, which are also available to all of our other employees; however, our Compensation Committee, in its discretion, may in the future revise, amend or add to the benefits of any executive officer if it deems it advisable.

        Deductibility of Compensation under Section 162(m).    Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, limits our deduction for federal income tax purposes to not more than $1.0 million of compensation paid to certain executive officers in a calendar year. Compensation above $1.0 million may be deducted if it is "performance-based compensation." The Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to our executive officers will be designed to qualify as "performance-based compensation." To maintain flexibility in compensating our executive officers in a manner designed to promote our objectives, the Compensation Committee has not adopted a policy that requires all compensation to be deductible. However, the Compensation Committee intends to evaluate the effects of the compensation limits of Section 162(m) on any compensation it proposes to grant, and the Compensation Committee intends to provide future compensation in a manner consistent with the best interests of our stockholders.

Summary Compensation Table

        The following table provides information regarding the compensation earned during the years ended December 31, 2010, 2011 and 2012 by our Chief Executive Officer, former Chief Financial

Officer and our other three most highly-compensated executive officers, who we collectively refer to as our "named executive officers" elsewhere in this Amended Report.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)		Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Other ($)(6)		Total ($)
Vipin K. Garg, Ph.D.	2012	370,000	—		66,780	—	12,062	(7)	448,842
President and Chief Executive Officer	2011	316,469	—		1,636,907	122,464	8,070	(9)	2,083,910
	2010	287,800	—		—	100,730	8,069	(9)	396,599
Richard I. Eisenstadt	2012	270,000	—		64,244	—	10,290	(6)	344,534
Former Chief Financial Officer and	2011	233,654	18,500	(4)	412,594	54,490	7,350		726,588
Vice President, Finance(3)	2010	193,000	—		—	38,600	6,385		237,985
Franck S. Rousseau, M.D.	2012	330,000	—		124,049	—	10,566	(6)	464,615
Chief Medical Officer	2011	63,462	—		354,988	22,212	1,904		442,566
Helmut Thomas, Ph.D.	2012	272,000	—		163,849	—	4,651	(6)	440,500
Senior Vice President, Research and	2011	272,000	—		218,150	59,840	4,510		554,500
Preclinical Development	2010	266,500	—		—	53,300	3,546		323,346
David S. Moore	2012	250,000	—		57,222	—	8,077	(6)	315,299
Vice President, Commercial	2011	96,154	50,000	(5)	356,475	19,231	49,515	(8)	571,375
Operations

(1)
The amount represents discretionary bonuses accrued or paid during the indicated year.

(2)
The amount included in this column are the dollar amounts representing the full grant date fair value of each option calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (referred to herein, as "FASB ASC Topic 718") and do not represent the actual value that may be recognized by the named executive officers upon option exercise. For information on the valuation assumptions used in calculating this amount, see Note 9 to the Company's Consolidated Financial Statements included in the 10-K Report.

(3)
Mr. Eisenstadt resigned as our Chief Financial Officer and VP, Finance effective January 4, 2013.

(4)
The amount represents a discretionary one-time bonus in recognition of extraordinary services.

(5)
The amount represents a hiring bonus.

(6)
For each named executive officer other than Dr. Garg, the amounts shown in this column reflect an employer matching contribution to a 401(k) plan.

(7)
This amount includes a Company matching contribution to a 401(k) plan of $11,342 and company-paid life insurance premiums paid of $720.

(8)
This amount includes a Company matching contribution to a 401(k) plan of $4,395 and moving and related relocation, including related taxes of $45,120.

(9)
This amount includes a Company matching contribution to a 401(k) plan of $7,350 and company-paid life insurance premiums paid of $720.

Post Employment Compensation

        The amount of compensation payable to each named executive officer upon voluntary termination, involuntary termination without cause, resignation for good reason or termination following a change of control is shown below.

  Potential Payment Under Employment and Change in Control Arrangements

        Vipin K. Garg, Ph.D.    On February 20, 2007, we entered into an Amended and Restated Agreement of Employment with Dr. Garg, our President and Chief Executive Officer, providing for his continued employment, effective as of the signing date. This employment agreement, as amended on July 16, 2008 and on March 8, 2011, provides for an initial term of three years with automatic renewals each year thereafter unless terminated by either the company or Dr. Garg. Dr. Garg's base salary was originally set at $270,000 per year, subject to annual review and increases based on Dr. Garg's performance and our performance. Dr. Garg is also eligible to receive an annual bonus payment of up to 35% of his annual base salary, based on achievement of certain performance milestones identified by our Board of Directors in consultation with Dr. Garg. Furthermore, he is eligible to participate in our group benefits programs, including but not limited to medical insurance, vacation and retirement plans, and will be provided with life insurance and the ability to participate in a 401(k) plan. In the event Dr. Garg is terminated by us without cause, as defined in the employment agreement, or he resigns with good reason, as defined in the employment agreement, including any material reduction in base compensation or material diminution in title, duties or responsibilities as President and Chief Executive Officer, Dr. Garg will be entitled to receive (i) continued payment of his base salary for 12 months, (ii) a pro-rata portion of his bonus for the year of termination and (iii) continuation of his taxable and non-taxable benefits for 12 months, subject to the limits under the Treasury Regulation Section 1.409A-1(b)(9)(v)(D). Additionally, all of Dr. Garg's stock options that would have otherwise vested during the 12 month period from the date of termination (assuming no termination had occurred) shall vest immediately. In the event that Dr. Garg is terminated for cause or he terminates his employment without good reason, Dr. Garg will not be entitled to the payments and benefits described above unless mutually agreed upon in writing. Dr. Garg's employment agreement also includes a two-year non-solicitation covenant and a one year non-compete covenant following the termination of Dr. Garg's employment.

        We also entered into a Change in Control Agreement with Dr. Garg effective as of June 13, 2008 providing for certain benefits to Dr. Garg in the event of the termination of his employment following a change in control. In the event that Dr. Garg's employment is terminated (i) by us for any reason other than for cause, as defined in the agreement (other than by reason of his death or permanent disability) or (ii) by Dr. Garg for good reason as defined in the agreement, including substantial reduction or diminishment of duties, responsibilities or salary or relocation of Dr. Garg's place of employment by more than 50 miles, in either case, in immediate anticipation of, concurrently with, or within 12 months following a change in control, Dr. Garg will be entitled to receive (a) an amount equal to 12 months' of his then-current monthly base salary (less all applicable deductions for withholding taxes and the like) payable as a single lump sum, (b) an amount equal to: (x) the percentage of his annual base salary received as a bonus payment for the preceding calendar year multiplied by (y) his base salary for the year of termination, and (c) an amount equal to the cost of the premium for continued health insurance coverage at the same coverage level and on the same terms and conditions which applied immediately prior to the date of termination for 12 months from the date of termination.

        Richard I. Eisenstadt.    Effective June 13, 2008, we entered into a Change in Control Agreement with Mr. Eisenstadt, our former Vice President, Finance and Chief Financial Officer, providing for certain benefits to Mr. Eisenstadt in the event of the termination of his employment following a change in control. In the event that Mr. Eisenstadt's employment is terminated (i) by us for any reason other than for cause, as defined in the agreement (other than by reason of his death or permanent disability) or (ii) by Mr. Eisenstadt for good reason as defined in the agreement, including substantial reduction or diminishment of duties, responsibilities or salary or relocation of Mr. Eisenstadt's place of employment by more than 50 miles, in either case, in immediate anticipation of, concurrently with, or within 12 months following a change in control, Mr. Eisenstadt will be entitled to receive (a) an amount equal to six months' of his then-current monthly base salary (less all applicable deductions for withholding taxes and the like) payable as a single lump sum, (b) an amount equal to: (x) the percentage of his annual base salary received as a bonus payment for the preceding calendar year multiplied by (y) his base salary for the year of termination, and (c) an amount equal to the cost of the premium for continued health insurance coverage at the same coverage level and on the same terms and conditions which applied immediately prior to the date of termination for six months from the date of termination.

        Helmut Thomas, Ph.D.    Effective June 13, 2008, we entered into a Change in Control Agreement with Dr. Thomas, our Senior Vice President, Research and Preclinical Development, providing for certain benefits to Dr. Thomas in the event of his termination of employment following a change in control. In the event that Dr. Thomas' employment is terminated (i) by us for any reason other than for cause, as defined in the agreement (other than by reason of his death or permanent disability) or (ii) by Dr. Thomas for good reason as defined in the agreement, including substantial reduction or diminishment of duties, responsibilities or salary or relocation of Dr. Thomas' place of employment by more than 50 miles, in either case, in immediate anticipation of, concurrently with, or within 12 months following a change in control, Dr. Thomas will be entitled to receive (a) an amount equal to 12 months' of his then-current monthly base salary (less all applicable deductions for withholding taxes and the like) payable as a single lump sum, (b) an amount equal to: (x) the percentage of his annual base salary received as a bonus payment for the preceding calendar year multiplied by (y) his base salary for the year of termination, and (c) an amount equal to the cost of the premium for continued health insurance coverage at the same coverage level and on the same terms and conditions which applied immediately prior to the date of termination for 12 months from the date of termination.

        Franck S. Rousseau, M.D.    On November 2, 2011, we entered into a Change in Control Agreement with Dr. Rousseau, our Chief Medical Officer, providing for certain benefits to Dr. Rousseau in the event of his termination of employment following a change in control. In the event that Dr. Rousseau's employment is terminated (i) by us for any reason other than for cause, as defined in the agreement (other than by reason of his death or permanent disability) or (ii) by Dr. Rousseau for good reason as defined in the agreement, including substantial reduction or diminishment of duties, responsibilities or salary or relocation of Dr. Rousseau's place of employment by more than 50 miles, in either case, in immediate anticipation of, concurrently with, or within 12 months following a change in control, Dr. Rousseau will be entitled to receive (a) an amount equal to six months' of his then-current monthly base salary (less all applicable deductions for withholding taxes and the like) payable as a single lump sum, (b) an amount equal to: (x) the percentage of his annual base salary received as a bonus payment for the preceding calendar year multiplied by (y) his base salary for the year of termination, and (c) an amount equal to the cost of the premium for continued health insurance coverage at the same coverage level and on the same terms and conditions which applied immediately prior to the date of termination for six months from the date of termination.

        David S. Moore.    On November 2, 2011, we entered into a Change in Control Agreement with Mr. Moore, our Vice President, Commercial Operations, providing for certain benefits to Mr. Moore in the event of his termination of employment following a change in control. In the event that Mr. Moore's employment is terminated (i) by us for any reason other than for cause, as defined in the agreement (other than by reason of his death or permanent disability) or (ii) by Mr. Moore for good reason as defined in the agreement, including substantial reduction or diminishment of duties, responsibilities or salary or relocation of Mr. Moore's place of employment by more than 50 miles, in either case, in immediate anticipation of, concurrently with, or within 12 months following a change in control, Mr. Moore will be entitled to receive (a) an amount equal to six months' of his then-current monthly base salary (less all applicable deductions for withholding taxes and the like) payable as a single lump sum, (b) an amount equal to: (x) the percentage of his annual base salary received as a bonus payment for the preceding calendar year multiplied by (y) his base salary for the year of termination, and (c) an amount equal to the cost of the premium for continued health insurance coverage at the same coverage level and on the same terms and conditions which applied immediately prior to the date of termination for six months from the date of termination.

        On February 8, 2013, we entered into a Severance Agreement with Mr. Moore in connection with his promotion as our Chief Business Officer. If Mr. Moore's employment is terminated without Cause (as defined in the agreement) other than by reason of his death or disability, and is not in immediate anticipation of, concurrently with, or within twelve months following a Change of Control (as defined in the agreement), subject to his execution of a customary separation agreement and unrevoked release, he shall be entitled to receive (i) salary continuation for the six month period immediately following the date of termination at the rate in effect at termination and subject to reduction on a dollar for dollar basis by any compensation received in connection with any employment or consulting relationship with any other person or entity during such six month period, such salary payable starting within 60 days of the date of termination with the first installment to cover amounts retroactive to the day immediately following the date of termination and (ii) if Mr. Moore was participating in our group health plan immediately prior to the date of termination and elects health continuation under COBRA, monthly cash payments in an amount equal to the monthly employer contribution that we would have made to provide health insurance to Mr. Moore for the period of six months following the date of termination or until such sooner date as Mr. Moore begins employment with another employer. This agreement supplements Mr. Moore's Change in Control Agreement, provided, that in no event shall Mr. Moore be entitled to pay and benefits under both his Severance Agreement and Change in Control Agreement.

        Rhonda L. Stanley.    On February 18, 2013, we entered into a Retention and Change in Control Agreement with Rhonda L. Stanley, our corporate controller, principal financial officer and principal accounting officer, providing for retention and change in control benefits. Pursuant to the agreement, Ms. Stanley will receive a retention bonus in an amount equal to 50% of her then annual base salary, less applicable deductions and withholdings, if she remains employed by us until September 30, 2013. Additionally, if her employment is terminated without Cause (as defined in the agreement) other than by reason of her death or disability prior to September 30, 2013, and is not in immediate anticipation of, concurrently with, or within twelve months following a Change of Control (as defined in agreement), subject to Ms. Stanley's execution of a customary separation agreement and unrevoked release, she shall be entitled to receive (i) salary continuation for the six month period immediately following the date of termination at the rate in effect at termination and subject to reduction on a dollar for dollar basis by any compensation received in connection with any employment or consulting relationship with any other person or entity during such six month period, such salary payable starting within 60 days of the date of termination with the first installment to cover amounts retroactive to the day immediately following the date of termination and (ii) if Ms. Stanley was participating in our group health plan immediately prior to the date of termination and elects health continuation under COBRA, monthly cash payments in an amount equal to the monthly employer contribution that we would have made to provide health insurance to Ms. Stanley for the period of six months following the date of termination or until such sooner date as Ms. Stanley begins employment with another employer.

        In addition, if her employment is terminated without Cause or for Good Reason (each as defined in the agreement) in immediate anticipation of, concurrently with, or within twelve months following a Change of Control (as defined in the agreement), subject to Ms. Stanley's execution of a customary separation agreement and unrevoked release, she shall be entitled to receive (i) six months annual salary at the rate in effect at termination payable in lump sum, (ii) an amount equal to the percentage of her annual base salary received as a bonus payment for the calendar year immediately preceding the year of termination multiplied by her base salary received in the year of termination excluding the amount described in the preceding clause (i), payable in lump sum, and (iii) an amount equal to the cost of the premium for continued health insurance coverage at the same average level and on the same terms and conditions which applied immediately prior to the date of termination for six months from the date termination, paid directly to our health insurance provider, provided Ms. Stanley properly elects and maintains continued health insurance. If Ms. Stanley was not participating in our group health insurance plan at the time of her termination of employment, we shall pay in lieu of the amount described in clause (iii) such amount equal to the monthly payment Ms. Stanley is making to obtain individual health insurance coverage at the same level and on the same terms and conditions which applied immediately prior to the date of termination, subject to Ms. Stanley providing satisfactory proof of her payment of premiums in accordance with our normal expense reimbursement policy.

  Potential Payments Upon Termination and Change in Control

        The following table and summary set forth potential payments and benefits payable to our current executive officers upon a termination of employment without cause or resignation for good reason or termination of employment without cause or resignation for good reason following a change in control. Our Compensation Committee may in its discretion revise, amend or add to the benefits if it deems advisable. The table below reflects amounts payable to our executive officers assuming the termination occurred on, and their employment was terminated on, December 31, 2012 and, if applicable, a change of control also occurred on such date.

        Payments upon certain terminations of employment as set forth in the table below are determined by the terms of our CEO's employment agreement and the respective named executive officer's change in control agreements. The amounts payable upon a change in control represent accelerated vesting of options and are determined by the terms of the equity incentive plan under which the options have been granted and the terms of the grant agreement governing the options. Grant agreements for options under our stock option plans generally have provided for 100% acceleration of unvested options for all grantees in connection with a change in control because our Board of Directors believes that this accelerated vesting provides our employees an incentive to assist in the successful completion of a change in control transaction.

Name	Benefit	Without cause or for good reason	Change in control
Vipin K. Garg, Ph.D.	Base salary continuation	$370,000	$370,000
	Bonus	—	—
	Continuation of benefits(1)	26,114	26,114
	Vesting of Options(2)	—	—

	Total	396,114	396,114
Richard I. Eisenstadt(3)	Base salary continuation	—	135,000
	Bonus	—	—
	Continuation of benefits(1)	—	3,959
	Vesting of Options(2)	—	—

	Total	—	138,959
Helmut Thomas, Ph.D.	Base salary continuation	—	136,000
	Bonus	—	—
	Continuation of benefits(1)	—	3,385
	Vesting of Options(2)	—	—

	Total	—	139,385
Franck S. Rousseau	Base salary continuation	—	165,000
	Bonus	—	—
	Continuation of benefits(1)	—	12,344
	Vesting of Options(2)	—	—

	Total	—	177,344
David S. Moore	Base salary continuation	—	125,000
	Bonus	—	—
	Continuation of benefits(1)	—	10,661
	Vesting of Options(2)	—	—

	Total	—	135,661

(1)
Amounts shown for continuation of benefits represent estimates for the continuation of medical, disability and other insurance benefits afforded to the executive officers and eligible family members in accordance with the executive officer's employment agreement and/or change in control agreement.

(2)
Upon change of control all awards vest as of the change of control date. This number assumes all outstanding unvested options as of December 31, 2012 held by each named executive officer would vest. The aggregate value reported is based on the spread between the closing stock market price of $0.5402 on December 31, 2012 and the respective exercise price for each option granted. The exercise price of all executive officer unvested options exceeded the closing stock market price on December 31, 2012.

(3)
Mr. Eisenstadt resigned as our Chief Financial Officer and VP, Finance effective January 4, 2013.

Grants of Plan-Based Awards

        All stock options granted to our executive officers are incentive stock options, to the extent permissible under the Code. The following table sets forth certain information regarding grants of plan-based awards to our named executive officers for 2012.

								All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)					Exercise or Base Price of Option Awards ($/Sh)(2)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Vipin K. Garg, Ph.D.	8/07/2012	—	—	—	—	—	—	—	50,000	4.24	66,780
Richard I. Eisenstadt(4)	8/07/2012	—	—	—	—	—	—	—	40,000	4.24	64,244
Helmut Thomas, Ph.D.	8/07/2012	—	—	—	—	—	—	—	90,000	4.24	163,849
Franck S. Rousseau	4/19/2012	—	—	—	—	—	—	—	100,000	3.09	113,364
	8/07/2012	—	—	—	—	—	—	—	8,000	4.24	10,685
David S. Moore	4/19/2012	—	—	—	—	—	—	—	50,000	3.09	57,222

(1)
The Company did not pay cash incentive awards in 2012.

(2)
Exercise price is equal to the closing market price of the Company's Common Stock on NASDAQ on the grant date.

(3)
The amounts included in this column are the dollar amounts representing the full grant date fair value of each option calculated in accordance with FASB ASC Topic 718 and do not represent the actual value that may be recognized by the named executive officers upon option exercise. For information on the valuation assumptions used in calculating this amount, see Note 9 to the Company's Consolidated Financial Statements included in the 10-K Report.

(4)
Mr. Eisenstadt resigned as our Chief Financial Officer and VP, Finance effective January 4, 2013.

 Outstanding Equity Awards at December 31, 2012

        The following table sets forth certain information regarding outstanding equity awards granted to our named executive officers that remain outstanding as of December 31, 2012.

	Option Awards					Stock Awards
									Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)					Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)
							Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
						Number of Shares or Units of Stock That Have Not Vested (#)(1)
	Number of Securities Underlying Unexercised Options (#)
				Option Exercise Price ($)
					Option Expiration Date
Name	Exercisable	Unexercisable
Vipin K. Garg, Ph.D.	19,492	—	—	12.88	1/1/2014	—	—	—	—
	90,174	—	—	1.75	8/9/2015	—	—	—	—
	64,285	—	—	1.75	2/16/2016	—	—	—	—
	70,713	—	—	2.45	2/1/2017	—	—	—	—
	74,680	—	—	3.78	2/19/2018	—	—	—	—
	74,680	—	—	3.78	2/19/2018	—	—	—	—
	221,283	368,806	—	4.00	4/19/2021	368,806	—	—	—
	—	50,000	—	4.24	8/7/2022	50,000	—	—	—
Richard I. Eisenstadt(3)	447	—	—	11.34	8/12/2013	—	—	—	—
	179	—	—	11.34	10/7/2013	—	—	—	—
	3,167	—	—	12.88	1/1/2014	—	—	—	—
	19,164	—	—	1.75	8/9/2015	—	—	—	—
	12,755	—	—	1.75	2/16/2016	—	—	—	—
	20,000	—	—	2.45	2/1/2017	—	—	—	—
	16,595	—	—	3.78	2/19/2018	—	—	—	—
	16,595	—	—	3.78	2/19/2018	—	—	—	—
	55,776	92,960	—	4.00	4/19/2021	92,960	—	—	—
	—	40,000	—	4.24	8/7/2022	40,000	—	—	—
Helmut Thomas, Ph.D.	35,714	—	—	3.78	2/19/2018	—	—	—	—
	14,285	—	—	3.78	2/19/2018	—	—	—	—
	14,893	—	—	3.78	2/19/2018	—	—	—	—
	14,893	—	—	3.78	2/19/2018	—	—	—	—
	29,490	49,151	—	4.00	4/19/2021	49,151	—	—	—
	—	90,000	—	4.24	8/7/2022	90,000	—	—	—
Franck S. Rousseau	43,750	131,250	—	2.97	10/18/2021	131,250	—	—	—
	—	100,000	—	3.09	4/19/2022	100,000	—	—	—
	—	8,000	—	4.24	8/7/2022	8,000	—	—	—
David S. Moore	46,875	103,125	—	3.50	8/18/2021	103,125	—	—	—
	—	50,000	—	3.09	4/19/2022	50,000	—	—	—

(1)
The options covered by the respective grant vest and become exercisable at a rate of 25% of the total grant on the first anniversary of the vesting start date and the remaining 75% vesting in 12 equal quarterly installments over the first 12 quarters following the first anniversary of the vesting start date.

(2)
Based on a per share price of $0.5402, which was the closing price per share of our Common Stock on the last trading day of the 2012 fiscal year (December 31, 2012).

(3)
Mr. Eisenstadt resigned as our Chief Financial Officer and VP, Finance effective January 4, 2013.

Option Exercises and Stock Vested

        There were no options exercised during 2012 with respect to our executive officers.

        We did not engage in any repricings or other modifications to any of our executive officers' outstanding equity awards during the year ended December 31, 2012.

Pension Benefits

        None of our named executive officers participates in or has account balances in qualified or non-qualified defined benefit plans sponsored by us.

Non-qualified Deferred Compensation

        None of our named executive officers participates in or has account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us.

Benefit Plans

        Our executive officers, employees and contractors participate in the Amended and Restated Tranzyme, Inc. 2011 Stock Option and Incentive Plan, or the 2011 Stock Option and Incentive Plan, the Tranzyme Pharma Plan, the 2003 Stock Option Plan, the 2001 Employee Stock Option Plan, the 2001 Non-Employee Stock Option Plan and 401(k) plan, described below. Generally, shares that are forfeited or canceled from awards under the 2011 Stock Option and Incentive Plan, the Tranzyme Pharma Plan, the 2003 Stock Option Plan, the 2001 Employee Stock Option Plan and the 2001 Non-Employee Stock Option Plan also will be available for future awards.

2011 Stock Option and Incentive Plan

        Introduction.    Our 2011 Stock Option and Incentive Plan was adopted by our Board of Directors and approved by our stockholders in March 2011 and became effective in April 2011. On April 19, 2012, our Board of Directors adopted, and on June 7, 2012 our stockholders approved, an amendment and restatement of the 2011 Stock Option and Incentive Plan. The 2011 Stock Option and Incentive Plan permits us to make grants of stock options (both incentive stock options and non-qualified stock options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, cash-based awards, performance shares and dividend equivalent rights to our executives, employees, non-employee directors and consultants.

        Share Reserve.    A total of 3,627,945 shares of Common Stock has been reserved for issuance under the 2011 Stock Option and Incentive Plan, including the number of shares of Common Stock reserved and still available under the Tranzyme Pharma Plan, the 2003 Stock Option Plan, the 2001 Non-Employee Stock Option Plan and the 2001 Employee Stock Option Plan at the time of our initial public offering. This number is subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. Generally, shares that are forfeited or canceled from awards under the 2011 Stock Option and Incentive Plan, the Tranzyme Pharma Plan, the 2003 Stock Option Plan, the 2001 Employee Stock Option Plan and the 2001 Non-Employee Stock Option Plan also will be available for future awards.

        Administration.    The 2011 Stock Option and Incentive Plan is administered by either the board or the Compensation Committee of our Board of Directors (in either case, the "administrator"). The administrator has full power and authority to select the participants to whom awards will be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, subject to the provisions of the 2011 Stock Option and Incentive Plan.

        Eligibility.    All full-time and part-time officers, employees, non-employee directors and other key persons (including consultants and prospective employees) are eligible to participate in the 2011 Stock Option and Incentive Plan, subject to the discretion of the administrator. There are certain limits on the number of awards that may be granted under the 2011 Stock Option and Incentive Plan. For example, no more than 3,627,945 shares of Common Stock may be granted in the form of stock options or stock appreciation rights to any one individual during any one calendar year period. The maximum performance-based award payable to any grantee in a performance cycle is 3,627,945 shares of Common Stock or $2.0 million if the award is payable in cash. These limits are intended to comply with Section 162(m) of the Code. In addition, no more than 3,627,945 shares of Common Stock may be granted in the form of incentive stock options.

        Types of Awards.    The types of awards that are available for grant under the 2011 Stock Option and Incentive Plan are:

  •
  incentive stock options;

  •
  nonqualified stock options;

  •
  stock appreciation rights;

  •
  restricted stock awards and units;

  •
  unrestricted stock awards;

  •
  performance share awards;

  •
  cash based awards;

  •
  dividend equivalent rights; and

  •
  combinations of the above awards.

        The exercise price of stock options awarded under the 2011 Stock Option and Incentive Plan may not be less than the fair market value of our Common Stock on the date of the option grant and the term of each option may not exceed ten years from the date of grant. The administrator will determine at what time or times each option may be exercised and, subject to the provisions of the 2011 Stock Option and Incentive Plan, the period of time, if any, after retirement, death, disability or other termination of employment during which options may be exercised. To qualify as incentive stock options, stock options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

        Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our Common Stock between the exercise date and the date of grant. The administrator determines the terms of stock appreciation rights.

        Restricted stock awards are shares of our Common Stock that vest in accordance with terms and conditions established by the administrator. The administrator may also award restricted stock units, which entitle the participant to receive one share of Common Stock at the time the unit vests. The administrator may impose whatever conditions to vesting it determines to be appropriate. For example, the administrator may set restrictions based on the achievement of specific performance goals. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture. The administrator will determine the number of shares of restricted stock or restricted stock units granted to any employee. Our 2011 Stock Option and Incentive Plan also gives the administrator discretion to grant stock awards free of any restrictions.

        Performance share awards are awards entitling the grantee to receive shares of our Common Stock upon the attainment of performance goals.

        Dividend equivalent rights are awards entitling the grantee to current or deferred payments equal to dividends on a specified number of shares of stock. Dividend equivalent rights may be settled in cash or shares and are subject to other conditions as the administrator shall determine.

        Section 162(m).    In connection with performance-based awards (other than stock options or stock appreciation rights) that are intended to satisfy the requirements of Section 162(m) of the Code, each eligible participant's stock or cash award will be based on one or more pre-established performance targets determined in the discretion of the administrator. Each cash-based award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the administrator.

Payment, if any, with respect to a cash-based award may be made in cash or in shares of stock, as the administrator determines.

        Transferability.    Unless otherwise determined by the administrator or provided for in a written agreement evidencing an award, our 2011 Stock Option and Incentive Plan does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

        Change in Control.    The 2011 Stock Option and Incentive Plan provides that upon the effectiveness of a "sale event" as defined in the 2011 Stock Option and Incentive Plan, except as otherwise provided by the Compensation Committee in the award agreement, all stock options and stock appreciation rights will automatically become fully exercisable and the restrictions and conditions on all other awards with time-based conditions will automatically be deemed waived. Awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the Committee's discretion. In addition, in the case of a sale event in which the Company's stockholders will receive cash consideration, the Company may make or provide for a cash payment to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights. All awards will terminate in connection with a sale event unless they are assumed by the successor entity.

        Term.    Unless earlier terminated by our Board of Directors, the 2011 Stock Option and Incentive Plan will expire on the tenth anniversary of the latest date our stockholders approved the plan, including any subsequent amendment or restatement. No awards will be granted under the 2011 Stock Option and Incentive Plan after that date.

        Amendment or Termination.    Our Board of Directors may amend, suspend, or terminate the 2011 Stock Option and Incentive Plan in any respect at any time, subject to stockholder approval where such approval is required by applicable law or stock exchange rules. Further, certain material amendments to the 2011 Stock Option and Incentive Plan will be subject to approval by our stockholders, including any amendment that increases the number of shares available for issuance under the 2011 Stock Option and Incentive Plan or expands the types of awards available under, the eligibility to participate in, or the duration of, the plan. No amendment to the 2011 Stock Option and Incentive Plan may materially impair any of the rights of a participant under any awards previously granted without his or her written consent. The administrator may not, without prior stockholder approval reduce the exercise price of outstanding stock options or stock appreciation rights or effect repricing through cancellation and re-grants or cancellation of stock options or stock appreciation rights in exchange for cash.

Prior Equity Incentive Plans.

        Effective upon the adoption of our 2011 Stock Option and Incentive Plan, the Board of Directors decided not to grant any further awards under the Amended and Restated 2004 Stock Option Plan of Tranzyme Pharma Inc., or the Tranzyme Pharma Plan, the 2003 Stock Option Plan of Tranzyme, Inc., or the 2003 Stock Option Plan, the 2001 Non-Employee Stock Option Plan of Tranzyme, Inc., or the 2001 Non-Employee Stock Option Plan, and the 2001 Employee Stock Option Plan of Tranzyme, Inc., or the 2001 Employee Stock Option Plan. Some of our named executive officers continue to hold equity awards issued pursuant to these prior plans.

401(k) Plan

        We maintain a tax-qualified retirement plan that provides all regular employees with an opportunity to save for retirement on a tax-advantaged basis. Under the 401(k) plan, participants may elect to defer a portion of their compensation on a pre-tax basis and have it contributed to the plan subject to applicable annual Internal Revenue Code limits. Pre-tax contributions are allocated to each participant's individual account and are then invested in selected investment alternatives according to the participants' directions. Employee elective deferrals are 100% vested at all times. The 401(k) plan allows for matching contributions to be made by us. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan and all contributions are deductible by us when made.

Compensation Practices Risk Assessment

        We have reviewed our compensation policies and practices for all employees and concluded that any risks arising from our policies and programs are not reasonably likely to have a material adverse effect on our Company. The Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks. The Compensation Committee reviewed the elements of executive compensation to determine whether any portion of executive compensation encouraged excessive risk taking and concluded:

  •
  our allocation of compensation between cash compensation and long-term equity compensation, combined with our typically four-year vesting schedule, discourages short-term risk taking;

  •
  our approach of goal setting, setting of targets with payouts at multiple levels of performance, capping the amount of our incentive payouts, and evaluation of performance results assist in mitigating excessive risk-taking;

  •
  our compensation decisions include subjective considerations, which restrain the influence of formulae or objective factors on excessive risk taking; and

  •
  our business does not face the same level of risks associated with compensation for employees at financial services (traders and instruments with a high degree of risk).

Director Compensation

  General

        Our Compensation Committee reviews and makes recommendations to the Board of Directors with respect to director compensation. Following the completion of our initial public offering, our Compensation Committee reviewed the 2011 Thelander Private Company Compensation Report as well as data available on a peer group of companies and information available through our directors' affiliations to (i) perform a review of our overall director and executive compensation, (ii) benchmark such compensation in relation to other comparable publicly traded companies with which we may compete for talent, and (iii) provide recommendations to ensure that our compensation programs continue to enable us to attract and retain qualified directors and executives through competitive compensation packages.

        The peer group of companies used in the evaluation were as follows:

Anthera Pharmaceuticals	Ironwood Pharmaceuticals
AVEO Pharmaceuticals	Movetis
Ikaria	Tengion

        Based on its review of the director compensation practices of our peer group and upon the recommendation of our Compensation Committee, our Board of Directors adopted the non-employee director compensation policy set forth below, which became effective on July 1, 2011.

  Non-Employee Director Compensation Policy

        Set forth below is our Non-Employee Director Compensation Policy. Directors who are also our employees receive no additional compensation (beyond their regular employee compensation) for their services as directors. Dr. Garg is our only director who is also an employee of Tranzyme.

Cash Compensation:
Retainers:
	Chairman of Board	$10,000 per year(1)
	Audit Committee Chairman	$8,000 per year(1)
Board Meetings:
	Per Meeting (in person)	$4,000
	Per Meeting (telephonically)	$3,000
All Committee Meetings:	Per Meeting	$1,000
Equity Compensation:
	Chairman of the Board	60,000 options annually(2)(3)
	Non-employee director	30,000 options annually(2)(3)
	New director	30,000 options maximum(4)

(1)
Paid annually after the Company's Annual Meeting of Stockholders.

(2)
Annual option grants are made to all non-employee directors in office after each annual meeting of stockholders. Annual option grants vest 20% upon issuance and 20% on each three-month anniversary of the date of the grant.

(3)
At each Annual Meeting at which the director remains on the Board, the non-employee director will be eligible to receive an additional option to purchase a number of shares of the Company's Common Stock such that all options held by the Chairman represent approximately .25% and for other non-employee directors approximately 0.20%, respectively, of the Company's total number of outstanding shares of capital stock on a fully-diluted basis.

(4)
New director option grants are made on the date that a new non-employee director joins the Board. New director option grants vest 20% upon issuance and 20% on each three-month anniversary of the date of the grant.

  2012 Non-Employee Director Compensation

        The following table presents information regarding the compensation of our non-employee directors in 2012.

Name	Fees Earned or Paid in Cash ($)(1)		Option Awards ($)(2)		Total ($)
John H. Johnson	36,000		56,762	(5)	92,762
George B. Abercrombie	30,000		85,869	(5)	115,869
Jean-Paul Castaigne, M.D.	20,000		71,338	(5)	91,338
Aaron Davidson(6)	28,000	(3)	85,869	(5)	113,869
Anne M. VanLent	39,000		85,869	(5)	124,869
Alex Zisson	32,000	(4)	85,869	(5)	117,869

(1)
Amounts in this column represent fees earned under the Non-Employee Director Compensation Policy.

(2)
Amounts in this column represent the grant date fair value of option awards granted to non-employee directors during 2011, computed in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by non-employee directors. The assumptions made in valuing the option awards reported in this column are discussed in Notes 2 and 9 to the Company's Consolidated Financial Statements included in the 10-K Report.

(3)
Pursuant to an agreement between Mr. Davidson and H.I.G. BioVentures, these director fees are paid directly to H.I.G. BioVentures.

(4)
Pursuant to an agreement between Mr. Zisson and Thomas, McNerney & Partners, these director fees are paid directly to Thomas, McNerney & Partners.

(5)
On August 7, 2012 the Board of Directors authorized an option grant for the non-employee directors. The Chairman of the Board was granted 21,044 shares, Dr. Castaigne was granted 26,448 shares and all other non-employee directors were granted 31,835 shares. The options have an exercise price per share of $4.24.

(6)
Mr. Davidson resigned from the Board of Directors on March 12, 2013.

        The aggregate number of shares subject to outstanding option awards held by our non-employee directors as of December 31, 2012 was as follows:

Name	Number of Options Outstanding at December 31, 2012
John H. Johnson	71,044
George B. Abercrombie	56,835
Jean-Paul Castaigne, M.D.	56,835
Aaron Davidson	56,835
Anne M. VanLent	56,835
Alex Zisson	56,835

  Limitation of Liability and Indemnification Arrangements

        As permitted by the Delaware General Corporation Law, we have adopted provisions in our amended and restated certificate of incorporation and amended and restated bylaws that limit or eliminate the personal liability of our directors. Consequently, a director will not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

  •
  any breach of the director's duty of loyalty to us or our stockholders;

  •
  any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

  •
  any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions; or

  •
  any transaction from which the director derived an improper personal benefit.

        These limitations of liability do not alter director liability under the federal securities laws and do not affect the availability of equitable remedies such as an injunction or rescission.

        In addition, our amended and restated bylaws provide that:

  •
  we will indemnify our directors, officers and, at the discretion of our Board of Directors, certain employees to the fullest extent permitted by the Delaware General Corporation Law; and

  •
  we will advance expenses, including attorneys' fees, to our directors and, at the discretion of our Board of Directors, to our officers and certain employees, in connection with legal proceedings, subject to limited exceptions.

        We have also entered into, or intend to enter into, indemnification agreements with each of our executive officers and directors. These agreements will provide that we will indemnify each of our directors to the fullest extent permitted by the Delaware General Corporation Law and advance expenses to each indemnitee in connection with any proceeding in which indemnification is available.

        We also maintain management liability insurance to provide insurance coverage to our directors and officers for losses arising out of claims based on acts or omissions in their capacities as directors or officers, including liabilities under the Securities Act of 1933, as amended, or the Securities Act. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling the registrant pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

        These provisions may discourage stockholders from bringing a lawsuit against our directors in the future for any breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder's investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors, officers and certain employees pursuant to these indemnification provisions. We believe that these provisions, the indemnification agreements and the insurance are necessary to attract and retain talented and experienced directors and officers.

        At present, there is no pending litigation or proceeding involving any of our directors, officers or employees in which indemnification will be required or permitted. We are not aware of any threatened litigation or proceeding that might result in a claim for such indemnification.

Compensation Committee Interlocks and Insider Participation

        None of the members of our Compensation Committee has at any time been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

COMPENSATION COMMITTEE REPORT

        The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis, or the CD&A, contained in this Amended Report. Based on this review and discussion, the Compensation Committee has recommended to our Board of Directors that the CD&A be included in this Amended Report.

Compensation Committee
Alex Zisson, Chair
Jean-Paul Castaigne, M.D.

Item 12.    Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

        The following table sets forth information known to us concerning the beneficial ownership of our Common Stock as of April 15, 2013 for:

  •
  each person known by us to beneficially own more than 5% of our Common Stock;

  •
  each of our directors;

  •
  each of our executive officers; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In general, a person is deemed to be the beneficial owner of (i) any shares of our Common Stock over which such person has sole or shared voting power or investment power, plus (ii) any shares which such person has the right to acquire beneficial ownership of within 60 days of April 15, 2013, whether through the exercise of options, warrants or otherwise. Applicable percentages are based on 27,600,437 shares outstanding on April 15, 2013, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address of each beneficial owner named in the table is c/o Tranzyme, Inc., 5001 South Miami Boulevard, Suite 300, Durham, North Carolina 27703.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
More than 5% Stockholders
Thomas, McNerney & Partners, L.P. and affiliates(1)	3,052,754	11.04%
One Landmark Square, Suite 1920
Stamford, Connecticut 06901
H.I.G. Ventures and affiliates(2)	3,046,392	11.02%
1450 Brickell Avenue, 31st Floor
Miami, Florida 33131
BDC Capital Inc.(3)	2,238,825	8.11%
5 Place Ville Marie, Suite 300
Montreal, Québec, Canada H3B 5E7
T. Rowe Price Associates, Inc.(4)	2,122,300	7.69%
100 E. Pratt Street
Baltimore, Maryland 21202
Capital regional et coopérative Desjardins and affiliates(5)	1,262,022	4.57%
2 Complexe Desjardins, #1717
P.O. Box 760
Montreal, Québec, Canada H5B 1B8
QVT Financial LP(6)	1,145,655	4.15%
1177 Avenue of the Americas, 9th Floor
New York, New York 10036

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Current Directors and Executive Officers
Vipin K. Garg(7)	689,068	2.44%
Rhonda L. Stanley(8)	22,500	*
Franck S. Rousseau(9)	90,625	*
David S. Moore(10)	79,175	*
Helmut Thomas(11)	119,105	*
George B. Abercrombie(12)	50,468	*
Jean-Paul Castaigne(13)	51,545	*
John H. Johnson(14)	66,835	*
Anne VanLent(15)	50,468	*
Alex Zisson(16)	3,052,754	11.04%
All executive officers and directors as a group(10 persons)(17)	4,272,543	15.39%

*
Represents beneficial ownership of less than one percent of our Common Stock.

(1)
Consists of (i) 2,898,589 shares of Common Stock held of record by Thomas, McNerney & Partners, L.P. ("TMP"); (ii) 92,743 shares of Common Stock held of record by TMP Nominee, LLC ("TMP Nominee"); (iii) 10,954 shares of Common Stock held of record by TMP Associates, L.P. ("TMP Associates"); and (iv) non-qualified stock options to purchase 50,468 shares of Common Stock held of record by Alex Zisson that were exercisable as of, or, exercisable within 60 days of, April 15, 2013. Thomas, McNerney & Partners, LLC ("TMP GP"), the general partner of TMP and TMP Associates, has voting and dispositive power over the shares held by TMP and TMP Associates. In addition, TMP Nominee has entered into an agreement that it shall vote and dispose of securities in the same manner as directed by TMP GP with respect to the shares held by TMP and TMP Associates. James E. Thomas is the manager of TMP Nominee and has shared voting and dispositive power over these securities provided that he is obligated to exercise this voting and dispositive power in the same manner as TMP LLC votes and disposes of the Issuer's other securities over which TMP LLC exercises voting and dispositive power. James E. Thomas, Alex Zisson, a director of Tranzyme, Pratik Shah and Eric Aguiar are the managers of TMP LLC. With respect to the ownership information relating to stockholders affiliated with TMP, we have relied on information supplied by TMP on Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on February 12, 2013 and other information known by the Company.

(2)
Consists of 3,002,291 shares of Common Stock held in record by H.I.G. Ventures—Tranzyme LLC ("LLC") and non-qualified stock options to purchase 44,101 shares of Common Stock held of record by Aaron Davidson that were exercisable as of, or, exercisable within 60 days of, April 15, 2013. Sami Mnaymneh and Anthony Tamer are the sole shareholders and directors of H.I.G.-GPH, Inc., which is the manager of LLC and as such has the power to direct all activities related thereto. Aaron Davidson, former director of Tranzyme, is a Managing Director of an affiliate of LLC. Messrs. Tamer, Mnaymneh and Davidson may be deemed to be indirect beneficial owners of the reported securities, but disclaim beneficial ownership in the securities, except to the extent of any pecuniary interest in such securities. With respect to the ownership information relating to stockholders affiliated with H.I.G. Ventures, we have relied on information supplied by H.I.G. Ventures on a Schedule 13G filed with the Securities and Exchange Commission on February 15, 2012 and other information known by the Company.

(3)
With respect to the ownership information of BDC Capital Inc., we have relied on information supplied by BDC Capital Inc. on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2012.

(4)
With respect to the ownership information of T. Rowe Price Associates, Inc., we have relied on information supplied by T. Rowe Price Associates, Inc. on Amendment No. 2 to a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2013.

(5)
Consists of (i) 1,232,301 shares of Common Stock held of record by Capital regional et coopérative Desjardins and (ii) 29,721 shares of Common Stock held of record by Desjardins-Innovatech S.E.C. With respect to the ownership information relating to stockholders affiliated with Capital regional et coopérative Desjardins, we have relied on information supplied by Capital regional et coopérative Desjardins on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2012.

(6)
QVT Financial LP ("QVT Financial") is the investment manager to private investment funds (the "Funds"), which aggregately own 1,145,655 shares of Common Stock. QVT Financial has the power to direct the vote and disposition of the Common Stock held by the Funds. Accordingly, QVT Financial may be deemed to be the beneficial owner of an aggregate amount of 1,145,655 shares of Common Stock, consisting of the shares owned by the Funds. QVT Financial GP LLC, as General Partner of QVT Financial, may be deemed to beneficially own the same number of shares of Common Stock reported by QVT Financial. QVT Associates GP LLC, as General Partner of the Funds, may be deemed to beneficially own the aggregate number of shares of Common Stock owned by the Funds, and accordingly, QVT Associates GP LLC may be deemed to be the beneficial owner of an aggregate amount of 1,145,655 shares of Common Stock. With respect to the ownership information of stockholders affiliated with QVT Financial, we have relied on information supplied by QVT Financial on Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on February 14, 2013.

(7)
Shares for Dr. Garg consist of 689,068 Common Stock options that were exercisable as of, or, exercisable within 60 days of, April 15, 2013.

(8)
Shares for Ms. Stanley consist of 22,500 Common Stock options that were exercisable as of, or, exercisable within 60 days of, April 15, 2013.

(9)
Shares for Dr. Rousseau consist of 90,625 Common Stock options that were exercisable as of, or, exercisable within 60 days of, April 15, 2013.

(10)
Shares for Mr. Moore consist of 78,125 Common Stock options that were exercisable as of, or, exercisable within 60 days of, April 15, 2013.

(11)
Shares for Dr. Thomas consist of 119,105 Common Stock options that were exercisable as of, or, exercisable within 60 days of, April 15, 2013.

(12)
Shares for Mr. Abercrombie consist of 50,468 Common Stock options that were exercisable as of, or, exercisable within 60 days of, April 15, 2013.

(13)
Shares for Dr. Castaigne consist of 51,545 Common Stock options that were exercisable as of, or, exercisable within 60 days of, April 15, 2013.

(14)
Shares for Mr. Johnson consist of 66,835 Common Stock options that were exercisable as of, or, exercisable within 60 days of, April 15, 2013.

(15)
Shares for Ms. VanLent consist of 50,468 Common Stock options that were exercisable as of, or, exercisable within 60 days of, April 15, 2013.

(16)
Consists of (i) 2,898,589 shares of Common Stock held of record by Thomas, McNerney & Partners, L.P. ("TMP"); (ii) 92,743 shares of Common Stock held of record by TMP Nominee, LLC ("TMP Nominee"); (iii) 10,954 shares of Common Stock held of record by TMP Associates, L.P. ("TMP Associates"); and (iv) non-qualified stock options to purchase 50,468 shares of Common Stock held of record by Alex Zisson that were exercisable as of, or, exercisable within

  60 days of, April 15, 2013. Thomas, McNerney & Partners, LLC ("TMP GP"), the general partner of TMP and TMP Associates, has voting and dispositive power over the shares held by TMP and TMP Associates. In addition, TMP Nominee has entered into an agreement that it shall vote and dispose of securities in the same manner as directed by TMP GP with respect to the shares held by TMP and TMP Associates. James E. Thomas is the manager of TMP Nominee and has shared voting and dispositive power over these securities provided that he is obligated to exercise this voting and dispositive power in the same manner as TMP LLC votes and disposes of the Issuer's other securities over which TMP LLC exercises voting and dispositive power. James E. Thomas, Alex Zisson, a director of Tranzyme, Pratik Shah and Eric Aguiar are the managers of TMP LLC. With respect to the ownership information relating to stockholders affiliated with TMP, we have relied on information supplied by TMP on Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on February 12, 2013 and other information known by the Company.

(17)
Includes 1,269,207 Common Stock options that were exercisable as of, or, exercisable within 60 days of, April 15, 2013.

Equity Compensation Plan Information

        The following table provides information as of April 15, 2013 regarding shares of Common Stock that may be issued under the Company's equity compensation plans consisting of the 2011 Stock Option and Incentive Plan, the Tranzyme Pharma Plan, the 2003 Stock Option Plan, the 2001 Non-Employee Stock Option Plan and the 2001 Employee Stock Option Plan.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price per share of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,667,761	(1)	$3.72	(2)	905,604	(3)
Equity compensation plans not approved by security holders	N/A		N/A		N/A
Total	2,667,761		$3.72		905,604

(1)
Includes 2,667,761 shares of Common Stock issuable upon the exercise of outstanding options and no shares of Common Stock issuable upon the vesting of restricted stock units. Does not include any shares of restricted stock as no such shares are outstanding. Any such shares outstanding would have been reflected in our total shares outstanding.

(2)
Since restricted stock units do not have any exercise price, such units are not included in the weighted average exercise price calculation.

(3)
As of April 15, 2013, there were 905,604 shares available for grants under the 2011 Stock Option and Incentive Plan, including the number of shares of Common Stock reserved and still available under the Tranzyme Pharma Plan, the 2003 Stock Option Plan, the 2001 Non-Employee Stock Option Plan and the 2001 Employee Stock Option Plan at the time of our initial public offering.

Item 13.    Certain Relationships and Related Transactions, and Director Independence

        Other than the compensation agreements and other arrangements described under "Compensation Discussion and Analysis" in this Amended Report and the transactions described below, since January 1, 2012, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, had or will have a direct or indirect material interest.

        We have adopted a policy that requires all future transactions between us and any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons (as defined in Item 404 of Regulation S-K) or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our Audit Committee. Any request for such a transaction must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, the extent of the related party's interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

        Each of the transactions described below was approved or ratified by a majority of our Board of Directors. We believe that we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties.

Transactions with Our Executive Officers, Directors and 5% Stockholders

  Indemnification Agreements

        We have entered into indemnification agreements with each of our directors and certain of our executive officers. These agreements require us to indemnify these individuals and, in certain cases, affiliates of such individuals, to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

  Registration Rights

        In May 2005, we entered into a registration rights agreement with certain of our 5% stockholders, including affiliates of Thomas McNerney & Partners, L.P., Quaker BioVentures, L.P. and HIG Ventures. Alex Zisson, one of our directors, is affiliated with Thomas McNerney & Partners, L.P., Brenda Gavin, a former director, is affiliated with Quaker Bioventures, and Aaron Davidson, a former director, is affiliated with HIG Ventures. The registration rights agreement grants the parties thereto certain demand, piggyback and Form S-3 registration rights.

  Employment and Change in Control Agreements

        We have entered into employment agreements with Vipin K. Garg, Ph.D. and change in control agreements with all of our named executive officers, which provide for severance benefits and acceleration of the vesting of awards. For more information regarding these agreements, see the sections entitled "Post Employment Compensation—Potential Payments Upon Termination or Change in Control."

  Stock and Stock Option Awards and Director Compensation

        For information regarding stock options and stock awards granted to our named executive officers and directors see "Compensation Discussion and Analysis" and "Director Compensation" in this Amended Report.

Director Independence

        As required under the NASDAQ Stock Market, or NASDAQ, listing standards, a majority of the members of a listed company's Board of Directors must qualify as "independent," as affirmatively determined by the Board of Directors. Our Board of Directors consults with the Company's counsel to ensure that the Board of Directors' determinations are consistent with relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of the NASDAQ, as in effect from time to time. Our Board of Directors has determined that all non-employee members of our Board of Directors, John H. Johnson, George B. Abercrombie, Jean-Paul Castaigne, M.D., Anne M. VanLent and Alex Zisson, are independent under the applicable rules and regulations of the Securities and Exchange Commission and NASDAQ. There are no family relationships among any of our directors or executive officers.

Committees of our Board of Directors

        Our Board of Directors has established a Compensation Committee, an Audit Committee and a Nominating and Corporate Governance Committee, each of which operates pursuant to a charter adopted by our Board of Directors. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, NASDAQ and the Securities and Exchange Commission rules and regulations. A brief description of these committees and their current membership follows.

        Compensation Committee.    The current members of our Compensation Committee are Alex Zisson, who is the chair of the committee, and Jean-Paul Castaigne. Each of the members of our Compensation Committee is independent under the applicable rules and regulations of the SEC, NASDAQ and the Internal Revenue Service.

        Audit Committee.    The current members of our Audit Committee are Anne VanLent, who is the chair of the committee, George B. Abercrombie and Alex Zisson. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and NASDAQ. Our Board has determined that Anne VanLent is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of NASDAQ. Each of the members of our Audit Committee is independent under the applicable rules and regulations of the SEC and NASDAQ.

        Nominating and Corporate Governance Committee.    The current members of our Nominating and Corporate Governance Committee are John H. Johnson and George B. Abercrombie. Each of the members of our Nominating and Corporate Governance Committee is independent under the applicable rules and regulations of the SEC and NASDAQ.

        Other Committees.    Our Board of Directors may establish other committees as it deems necessary or appropriate from time to time.

Item 14.    Principal Accounting Fees and Services

Fees Paid to Independent Registered Public Accounting Firm

  Audit Fees

        Aggregate "Audit Fees" paid to Ernst & Young LLP for services rendered during 2012 and 2011 were approximately $438,000 and $425,000, respectively. These amounts consist of fees paid for professional services rendered with respect to annual audits and quarterly reviews of our financial statements, tax return preparation, tax advice and planning, the issuance of a comfort letter in connection with our initial public offering and the issuance of consents in connection with registration statements we filed with the SEC.

  Audit Related Fees, Tax Fees, and All Other Fees

        No other fees were paid to Ernst & Young LLP in 2012 or 2011.

Pre-Approval Policies and Procedures

        Our Audit Committee has established a policy that requires it to pre-approve all services provided by the Company's independent registered public accounting firm and the fees for such services. The prior approval of our Audit Committee was obtained for all services provided by Ernst & Young LLP in 2012 and 2011 and the fees for such services.

PART IV

Item 15.    Exhibits, Financial Statement Schedules

(a)(1) and (2)	The information required by this item is incorporated herein by reference to the financial statements and notes thereto listed in Item 8 of Part II of the 10-K Report.
(a)(3)	All exhibits filed in the 10-K Report are incorporated herein by reference. See part (b) for exhibits filed as a part of this Amended Report.
(b)	The following exhibits are filed as part of, or incorporated by reference into, this Amended Report:

Exhibit No.	Item Title	Filed Herewith or Incorporated by Reference
31.1	Certification of Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002	+
31.2	Certification of Principal Financial and Accounting Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002	+
32.1	Certification of Principal Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002	+
32.2	Certification of Principal Financial and Accounting Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002	+

+
Filed herewith

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANZYME, INC. (Registrant)
Date: April 30, 2013	By:	/s/ VIPIN K. GARG, PH.D. Vipin K. Garg, Ph.D. President Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ VIPIN K. GARG, PH.D. Vipin K. Garg, Ph.D.	President and Chief Executive Officer (Principal Executive Officer)	April 30, 2013
/s/ RHONDA L. STANLEY Rhonda L. Stanley	Controller (Principal Financial and Accounting Officer)	April 30, 2013
/s/ JOHN H. JOHNSON John H. Johnson	Chairman of the Board of Directors	April 30, 2013
/s/ JEAN-PAUL CASTAIGNE, M.D. Jean-Paul Castaigne, M.D.	Director	April 30, 2013
/s/ ANNE VANLENT Anne VanLent	Director	April 30, 2013
/s/ GEORGE ABERCROMBIE George Abercrombie	Director	April 30, 2013
/s/ ALEX ZISSON Alex Zisson	Director	April 30, 2013

 Exhibit 31.1

CERTIFICATION PURSUANT TO
SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Vipin K. Garg, Ph.D., certify that:

1.
I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Tranzyme, Inc. (the registrant);

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)
disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.
The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: April 30, 2013	By:	/s/ VIPIN K. GARG, PH.D. Vipin K. Garg, Ph.D. President and Chief Executive Officer (Principal Executive Officer)

 Exhibit 31.2

CERTIFICATION PURSUANT TO
SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Rhonda L. Stanley, certify that:

1.
I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Tranzyme, Inc. (the registrant);

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)
disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.
The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: April 30, 2013	By:	/s/ RHONDA L. STANLEY Rhonda L Stanley Controller (Principal Financial and Accounting Officer)

 Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Amendment No. 1 to Annual Report of Tranzyme, Inc. (the Company) on Form 10-K/A for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on April 30, 2013 (the Report), I, Vipin K. Garg, Ph.D., President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2013	By:	/s/ VIPIN K. GARG, PH.D. Vipin K. Garg, Ph.D. President and Chief Executive Officer (Principal Executive Officer)

        A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

 Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Amendment No. 1 to Annual Report of Tranzyme, Inc. (the Company) on Form 10-K/A for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on April 30, 2013 (the Report), I, Rhonda Stanley, Controller of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2013	By:	/s/ RHONDA L. STANLEY Rhonda L Stanley Controller (Principal Financial and Accounting Officer)

        A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 10-K

☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012
OR
TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
FOR THE TRANSITION PERIOD FROM TO .

Commission file number 001-35119

TRANZYME, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	63-1192270 (I.R.S. Employer Identification No.)

5001 South Miami Boulevard, Suite 300, Durham, NC 27703
(Address of principal executive offices including zip code)

(919) 474-0020
(Registrant's telephone number, including area code)

         Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
Common Stock, $0.00001 par value	NASDAQ Stock Market LLC

         Securities registered pursuant to Section 12(g) of the Act: None

         Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐    No ☒

         Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐    No ☒

         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐

         Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☒    No ☐

         Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☒.

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act (Check one):

Large accelerated Filer ☐	Accelerated Filer ☐	Non-accelerated Filer ☐ (Do not check if a smaller reporting company)	Smaller Reporting Company ☒

         Indicate by check mark whether the registrant is a shell company (as defined in 12b-2 of the Act). Yes ☐    No ☒

         The aggregate market value of the common stock held by non-affiliates computed by reference to the last reported sale price on June 30, 2012 was approximately $69.9 million. As of March 25, 2013, there were outstanding 27,600,437 shares of common stock.

DOCUMENTS INCORPORATED BY REFERENCE:

         Certain information required by Part III of the Annual Report on Form 10-K is incorporated by reference from the registrant's definitive proxy statement for the registrant's 2013 annual meeting of stockholders, which will be filed with the Securities and Exchange Commission within 120 days after the close of the registrant's fiscal year ended December 31, 2012.

TRANZYME, INC.
ANNUAL REPORT ON FORM 10-K

FORWARD-LOOKING STATEMENTS

        This Annual Report on Form 10-K and the information incorporated herein by reference contain forward-looking statements that involve a number of risks, uncertainties and assumptions, including information with respect to our plans and strategy for our strategic process, product candidates, drug discovery platform and business . All statements that express expectations, estimates, forecasts or projections are forward-looking statements. Words such as "expects", "anticipates", "intends", "plans", "believes", "seeks", "estimates", "projects", "forecasts", "may", "should", and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements include but are not limited to statements under the captions "Business", "Risk Factors," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" as well as other sections in this Annual Report on Form 10-K. You should be aware that the occurrence of any of the events discussed under the heading "Item 1A. Risk Factors" and elsewhere in this report could substantially harm our business, results of operations and financial condition and that if any of these events occurs, the trading price of our common stock could decline and you could lose all or a part of the value of your shares of our common stock. The cautionary statements made in this report are intended to be applicable to all related forward-looking statements wherever they may appear in this Annual Report on Form 10-K. We urge you not to place undue reliance on these forward-looking statements, which speak only as of the date of this Annual Report on Form 10-K. Except as required by law, we assume no obligation to update our forward-looking statements, even if new information becomes available in the future.

        "Tranzyme," "Tranzyme Pharma" and MATCH™ are trademarks or servicemarks of Tranzyme, Inc. All other trademarks are property of their respective owners.

        Unless the context otherwise indicates, references in this report to the terms "Tranzyme", "the Company", "we," "our" and "us" refer to Tranzyme, Inc. and its subsidiaries.

PART I.

Item 1.    Business

Overview

        Tranzyme Pharma is a biopharmaceutical company focused on discovering, developing and commercializing novel, mechanism-based therapeutics. All of our product candidates have been discovered by our scientists using our proprietary chemistry technology platform, MATCH (Macrocyclic Template Chemistry), which enables us to construct synthetic libraries of drug-like, macrocyclic compounds in a predictable and efficient manner. We have first-in-class product candidates and a strong drug discovery platform, and have pursued a licensing strategy with collaborators whose capabilities complement our own.

        In December 2012, we stopped enrollment and further clinical development of our lead-product candidate TZP-102, an orally-administered ghrelin agonist being evaluated in diabetic patients with gastroparesis, following the results of two Phase 2b trials, due to insufficient efficacy. In both trials, there was a very large placebo effect and no treatment effect above that of placebo.

        In addition to TZP-102, our pipeline consists of two pre-clinical product candidates, a motilin antagonist, TZP-201, for the treatment of various forms of moderate-to-severe diarrhea, and a ghrelin antagonist, TZP-301, for the treatment of metabolic diseases. We continue to evaluate these compounds for additional research and development.

  TZP-102 (Oral Ghrelin Agonist)

        TZP-102 is an orally-administered ghrelin agonist that we were developing for diabetic gastroparesis, an upper GI motility disorder. Gastroparesis is a debilitating, chronic condition characterized by slow or delayed gastric emptying and gastric retention that can be caused by any disease that induces neuromuscular dysfunction of the GI tract, notably diabetes.

        We evaluated the efficacy and safety of TZP-102 in a 28-day, proof of concept Phase 2 trial of 92 patients with diabetic gastroparesis. TZP-102 was observed to be effective in improving the most prevalent and clinically relevant symptoms associated with gastroparesis in this patient population, while exhibiting a favorable safety profile. In November 2012, we announced the results of a 12-week Phase 2b trial for the treatment of diabetic gastroparesis which indicated the trial did not meet its primary efficacy endpoint. Also at that time, we announced the ongoing enrollment of patients with diabetic gastroparesis in a second Phase 2b trial (DIGEST) evaluating an alternative dosing regimen (three times versus once daily). In December 2012, an interim analysis of DIGEST revealed results consistent with the findings of the prior Phase 2b trial, a very large placebo effect and no treatment effect above placebo, and we therefore stopped enrollment in the trial.

  TZP-201 (Motilin Antagonist)

        Motilin is a peptide hormone, localized in the GI tract, which is primarily responsible for the initiation of the migrating motor complex. These migrating motor complexes help facilitate the movement of indigestible substances through the GI tract.

        TZP-201 is a motilin antagonist that has potential utility for the treatment of various forms of moderate-to-severe diarrhea. TZP-201 has demonstrated significant reduction in pre- and post-prandial migrating motor complex patterns in dog models with dose-dependent activity at a dose as low as 0.1 mg/kg. TZP-201 has also demonstrated reduction in the incidence of diarrhea in dogs treated with irinotecan, a potent chemotherapeutic with high incidence of diarrhea, more effectively than either of two current treatments, octreotide and loperamide.

  TZP-301 (Ghrelin Antagonist)

        Antagonism of the ghrelin receptor has recently been identified as a strategy for the treatment of metabolic diseases due to the involvement of ghrelin in the control of energy balance and appetite. TZP-301 is a potent ghrelin antagonist discovered utilizing our MATCH technology.

  Ulimorelin

        In March 2012, we announced, along with our development partner, Norgine B.V., or Norgine, that we were stopping all New Drug Application, or NDA, related activities for ulimorelin, an intravenous ghrelin agonist that was in Phase 3 clinical development for the acceleration of postoperative GI recovery. Our two Phase 3 clinical trials of ulimorelin did not meet the primary and secondary endpoints as there was no statistical difference between the ulimorelin and placebo groups.

  Our Technology

        All of our product candidates have been discovered using our proprietary Macrocyclic Template Chemistry (MATCH) technology platform, which enables us to construct synthetic libraries of drug-like, macrocyclic compounds in a predictable and efficient manner.

  Our Strategic Partnerships

        Norgine, B.V.    In June 2010, we entered into a license agreement with Norgine B.V., or Norgine, a leading, GI-focused European specialty pharmaceutical company, that provided Norgine with exclusive rights to develop and commercialize ulimorelin in Europe, Australia, New Zealand, Middle East, North Africa and South Africa. We retained the rights to ulimorelin in all other territories, including North America, South America and all of Asia. The license permitted Norgine to develop and commercialize ulimorelin only in injectable formulations. Norgine shared the cost of our Phase 3 clinical trials and the cost of procuring clinical manufacturing supply for the trials.

        In 2012, following the receipt of the results of two Phase 3 trials, both of which failed to meet their primary and secondary endpoints, we stopped development and regulatory activities for ulimorelin. On July 19, 2012, we received notice of termination of the license agreement with Norgine. The termination became effective on October 19, 2012. As a result of the termination agreement, all rights and licenses granted under the agreement by us to Norgine terminated and reverted to us as of the effective date of the termination. We incurred no termination penalties as result of the termination of the agreement.

        Bristol-Myers Squibb Company.    In December 2009, we entered into a strategic collaboration with Bristol-Myers Squibb Company, or BMS, to discover, develop and commercialize additional novel compounds discovered using our MATCH technology platform, other than our product candidates and internal programs, against a limited number of targets of interest to BMS. Under the terms of the agreement, BMS funded our early lead discovery efforts on these targets and was also primarily responsible for optimizing the identified lead compounds. BMS will be solely responsible for preclinical and clinical development of all the products arising from this collaboration and for their commercialization globally. During 2012, BMS extended the research term through December 31, 2012 and continued to fund full-time equivalent costs and other research expenses through the end of the research term.

        On January 4, 2013, we announced the successful completion of the research portion of our chemistry-based drug discovery collaboration with BMS. As a result of the joint research efforts, we transferred compounds to BMS for further development across multiple drug targets. BMS has primary responsibility for optimizing the identified lead compounds, and sole responsibility for completing preclinical and clinical development of all products arising from the collaboration, and for their commercialization globally. As part of the collaboration agreement, we may receive up to approximately $80.0 million in additional development milestone payments, and $30.0 million in sales milestone payments, for each target program if development and regulatory milestones, or commercial milestones, respectively, are achieved. In addition, we would receive graduated single-digit percentage royalties on the sales of commercialized products.

Business Strategy

        On February 8, 2013, we announced that our Board of Directors had made a determination to explore and evaluate strategic alternatives, including the possibility of a merger, sale, other form of business combination, or other transaction to maximize value to its stockholders.

        We have not made a decision to pursue any specific transaction or other strategic alternative, and there is no set timetable for the strategic review process. There can be no assurance that the exploration of strategic alternatives will result in the identification or consummation of any transaction and we do not intend to comment further regarding this process until such time as our Board of Directors has determined the outcome of the process or otherwise has deemed that disclosure is required or appropriate.

        Our objective is to develop and bring to market products to treat acute and chronic disorders that are not satisfactorily or safely treated with current therapies and that represent significant market opportunities. All of our product candidates to date have been discovered using our proprietary MATCH drug discovery platform. In addition, we are leveraging MATCH to discover, develop and commercialize a pipeline of first-in-class products with discovery partners and we intend to continue to pursue additional funded collaborations.

Our Technology

        Macrocycles are an underexplored class of novel structures that has generated increasing interest within the pharmaceutical industry. Tranzyme pioneered the exploitation of this unique molecular template for the discovery of new bioactive compounds. All of our product candidates have been identified using our MATCH (Macrocyclic Template Chemistry) proprietary drug discovery and medicinal chemistry technology. Using MATCH, we constructed the first large synthetic library of macrocyclic structures. That first library of compounds was built beginning in 1998 and the first patent application covering MATCH was filed in 1999. With MATCH, we have the ability to construct synthetic libraries of drug-like, orally administered macrocyclic compounds in a predictable and efficient manner. We have utilized MATCH for the optimization and development of proprietary small molecule macrocycles. Our macrocycles are a distinct class of small molecules with defined and predictable shapes. Although many macrocyclic compounds from natural sources or with complex chemistries have been successfully developed as marketed drugs, our compounds are completely synthetic.

        MATCH compounds mimic the favorable binding characteristics of proteins and peptides such as tight receptor binding for high potency and selectivity, while eliminating the drawbacks associated with these biomolecules-poor metabolic stability, low oral bioavailability, lack of membrane permeability, high manufacturing costs and antigenicity. In order to attain high affinity and to bind selectively to a targeted receptor, a successful mimetic must reproduce both the functionality and the orientation of the receptor-bound ligand. Our macrocycles incorporate three or more recognition moieties locked in a defined, cyclic, three-dimensional structure by a proprietary non-peptide chemical fragment called a tether. MATCH enables us to vary these tethers in order to control and modulate spatial orientation as well as modify physicochemical and other molecular properties. While the recognition moieties typically provide the elements that interact with the targeted receptor, the tethers define and control their unique conformation, ensuring tighter binding and improved potency. MATCH also enables the incorporation of recognition elements other than amino acids to explore the effects of other functionalized building blocks.

        MATCH possesses significant strategic advantages over traditional methods of drug discovery:

  •
  accelerated hit-to-lead-to-clinic progression due to simultaneous and controlled variation of critical parameters to optimize compound affinity and selectivity;

  •
  reliable, scalable chemistry;

  •
  simultaneous scanning of diversity in composition and in conformation, which results in improved activity and selectivity;

  •
  efficacy on multiple targets and multiple target classes;

  •
  direct generation of lead compounds and use as a template from which further modifications can be performed;

  •
  employs individual building blocks designed to enhance potential bioactivity and to modulate and optimize any observed activity;

  •
  low number of rotatable bonds, which favors high oral bioavailability and successful progression through the clinic; and

  •
  provides metabolic and proteolytic stability, cell permeability and improved PK-ADME profile.

        Despite these strategic advantages, MATCH has certain disadvantages relative to traditional methods of drug discovery, namely:

  •
  there is limited previous drug discovery experience using synthetic macrocycles, hence there is a lack of literature or other guidance for structural activity relationship development and improvement of pharmacokinetic, absorption, distribution, metabolism, excretion or other properties;

  •
  molecular modeling of macrocyclic structures is not well understood and appropriate parameters are often unavailable, limiting the impact from this key tool for modern drug discovery;

  •
  certain linear precursor structures can prove difficult or even impossible to cyclize, hence not all desired molecules can be synthesized;

  •
  the semi-peptidic nature and molecular size of the macrocyclic compounds make blood brain barrier penetration, required for certain targets and disease indications, more challenging than with many traditional small molecules; and

  •
  MATCH is not applicable to all targets, including those with very small or lengthy and/or disparate binding sites.

Intellectual Property and Proprietary Rights

  Overview

        We have been building and continue to build our intellectual property portfolio relating to our MATCH technology and our preclinical programs. Our policy is to actively seek to protect our proprietary position by, among other things, filing patent applications in the United States and abroad (including Europe, Canada, Japan and certain other countries when appropriate) relating to proprietary technologies that are important to the development of our business. We also rely on trade secrets, know-how, continuing technological innovation and in-licensing opportunities to develop and maintain our proprietary position. We cannot be sure that patents will be granted with respect to any of our pending patent applications or with respect to any patent applications filed by us in the future, nor can we be sure that any of our existing patents or any patents that may be granted to us in the future will be commercially useful in protecting our technology. For this and more comprehensive risks related to our intellectual property, please see "Risk Factors—Risks Relating to Our Intellectual Property."

        Our success will depend significantly on our ability to obtain and maintain patent and other proprietary protection for the technologies we consider important to our business, defend our patents, preserve the confidentiality of our trade secrets and operate our business without infringing the patents and proprietary rights of third parties.

        We have established and continue to build proprietary positions for our pipeline product candidates and technology in the United States and abroad.

  Patent Portfolio

        Our patent portfolio contains patents and patent applications relating to our preclinical pipeline products and our MATCH drug discovery technology. With regard to our TZP-201 product candidate, we have issued patents in the U.S., Europe and Japan, each of which is scheduled to expire in 2024, an allowed European patent scheduled to expire in 2027, two pending U.S. non-provisional patent applications covering TZP-201 and other motilin antagonist molecules, pharmaceutical compositions thereof, intermediates for these molecules and methods of using these molecules to treat various diseases and disorders, as well as counterpart patent applications pending in China, Canada and other countries. Patents, if issued, from these applications could have terms expiring between 2024 and 2027. With regard to our TZP-301 product candidate, we have an issued patent in Japan which is scheduled to expire in 2026, two pending U.S. non-provisional patent applications covering TZP-301 and other ghrelin antagonist/inverse agonist molecules, pharmaceutical compositions thereof and methods of using these molecules to treat various diseases and disorders, as well as counterpart patent applications pending in Europe, India and other countries. Patents, if issued, from these applications could have terms expiring between 2025 and 2030. With regard to our MATCH drug discovery technology, we have eleven issued and two allowed U.S. patents, five granted European patents and three issued and one allowed Japanese patents, one issued Canadian patent, two issued Australian patents, and one allowed Chinese patent, with terms expiring in 2020 and 2024, thirteen pending U.S. non-provisional patent applications covering certain general macrocyclic compound classes, specific macrocyclic compounds, synthetic methods for making these compounds, uses of these compounds and intermediates for these compounds, as well as counterpart patent applications pending in other countries. Patents, if issued, from these applications could have terms expiring between 2020 and 2030. We own all of the issued patents and all of the pending applications mentioned, except for national phase applications emanating from one of our international (PCT) applications which is jointly owned with an academic partner relating to a specific use for a particular subclass of macrocyclic compounds. In light of the results of our recent clinical trials of ulimorelin and TZP-102, we have determined that we will no longer pursue patent protection of our intellectual property directly related to these two product candidates.

        The U.S. patent system permits the filing of provisional and non-provisional patent applications. A non-provisional patent application is examined by the U.S. Patent and Trademark Office, or USPTO, and can mature into a patent once the USPTO determines that the claimed invention meets the standards for patentability. A provisional patent application is not examined for patentability, and automatically expires 12 months after its filing date. As a result, a provisional patent application cannot mature into a patent. The requirements for filing a provisional patent application are not as strict as those for filing a non-provisional patent application. Provisional applications are often used, among other things, to establish an earlier filing date for a subsequent non-provisional patent application. The term of individual patents depends upon the legal term of the patents in the countries in which they are obtained. In most countries in which we file, the patent term is 20 years from the earliest date of filing a non-provisional patent application. In the United States, a patent's term may be lengthened by patent term adjustment or PTA, which compensates a patentee for administrative delays by the USPTO in granting a patent. In view of a recent court decision, the USPTO is under greater scrutiny regarding its calculations where the USPTO erred in calculating the patent term adjustment for the patents in question denying the patentee a portion of the patent term to which it was entitled. Alternatively, a patent's term may be shortened if a patent is terminally disclaimed over another patent.

        The effective filing date of a non-provisional patent application is used by the USPTO to determine what information is prior art when it considers the patentability of a claimed invention. If certain requirements are satisfied, a non-provisional patent application can claim the benefit of the filing date of an earlier filed provisional patent application. As a result, the filing date accorded by the provisional patent application may supersede information that otherwise could preclude the patentability of an invention.

        The term of a patent that covers an FDA-approved drug may also be eligible for patent term extension, or PTE, which permits patent term restoration as compensation for the patent term lost during the FDA regulatory review process. The Drug Price Competition and Patent Term Restoration Act of 1984, or the Hatch-Waxman Act, permits a PTE of up to five years beyond the expiration of the patent. The length of the PTE is related to the length of time the drug is under regulatory review.

        Patent extension cannot extend the remaining term of a patent beyond a total of 14 years from the date of product approval and only one patent applicable to an approved drug may be extended. Similar provisions are available in Europe and other foreign jurisdictions to extend the term of a patent that covers an approved drug. In the future, if and when our pharmaceutical products receive FDA or other regulatory approval, we expect to apply for PTEs on patents covering those products. Depending upon the timing, duration and specifics of FDA approval of our product candidates, one or more of our U.S. patents may be eligible for limited patent term restoration.

  Other Intellectual Property Rights

        We seek trademark protection in the United States and internationally where available and when appropriate. We have filed for trademark protection for the Tranzyme and Tranzyme Pharma marks, which we use in connection with our pharmaceutical research and development collaborations as well as products. We currently have registered trademarks for Tranzyme and Tranzyme Pharma in the United States and Canada.

        From time to time, we may find it necessary or prudent to obtain licenses from third party intellectual property holders. Where licenses are readily available at reasonable cost, such licenses are considered a normal cost of doing business. In other instances, however, we may use the results of internal analyses to guide our early-stage research away from areas where we are likely to encounter obstacles in the form of third party intellectual property. For example, where a third party holds relevant intellectual property and is a direct competitor, a license might not be available on commercially reasonable terms or available at all.

        It is impossible to establish with certainty that our technology platform or our product programs will be free of claims by third party intellectual property holders. Even with modern databases and on-line search engines, literature searches are imperfect and may fail to identify relevant patents and published applications. Even when a third party patent is identified, we may conclude, upon a thorough analysis, that we do not infringe some, if not all, of the claims of the patent or that some, if not all, of the claims of the patent are invalid. If the third party patent owner disagrees with our conclusion and we continue with the business activity in question, we might have patent litigation thrust upon us. Alternatively, we might decide to initiate litigation in an attempt to obtain a declaration that the third party patent is invalid or non-infringed by our activity or that the patent is enforceable. In either scenario, patent litigation typically is costly and time-consuming, and the outcome is uncertain. The outcome of patent litigation is subject to uncertainties that cannot be quantified in advance, for example, the credibility of expert witnesses who may disagree on technical interpretation of scientific data. Ultimately, in the case of an adverse outcome in litigation, we could be prevented from commercializing a product or using certain aspects of our technology platform as a result of patent infringement claims asserted against us. This could have a material adverse effect on our business. If we were to challenge the validity of any issued United States patent in court, we would need to overcome a statutory presumption of validity that attaches to every United States patent. This means that in order to prevail, we would have to present clear and convincing evidence as to the invalidity of the patent's claims. There is no assurance that a court would find in our favor on questions of infringement or validity.

        To protect our competitive position, it may be necessary to enforce our patent rights through litigation against infringing third parties. Litigation to enforce our own patent rights is subject to the same uncertainties discussed above. In addition, however, litigation involving our patents carries the risk that one or more of our patents will be held invalid (in whole or in part, on a claim-by-claim basis) or held unenforceable. Such an adverse court ruling could allow third parties to commercialize our products or our platform technology, and then compete directly with us, without payment to us.

  Confidential Information and Inventions Assignment Agreements

        We require our employees, consultants and members of our scientific advisory board to execute confidentiality agreements upon the commencement of employment, consulting or collaborative relationships with us. These agreements provide that all confidential information developed or made known during the course of the relationship with us be kept confidential and not disclosed to third parties except in specific circumstances. In the case of employees, the agreements provide that all inventions resulting from work performed for us, utilizing our property or relating to our business and conceived or completed by the individual during employment shall be our exclusive property to the extent permitted by applicable law. Our consulting agreements also provide for assignment to us of any intellectual property resulting from services performed for us.

Sales and Marketing

        We intend to develop and commercialize our product candidates in the United States alone, or with partners, while out-licensing commercialization rights for other territories. Our goal is to retain significant control over the commercial execution of our products, while participating in a meaningful way in the economics of all drugs that we bring to market.

Manufacturing

        We do not own or operate manufacturing facilities for the production of any of our product candidates, nor do we have plans to develop our own manufacturing operations in the foreseeable future. We currently depend on third-party contract manufacturers for all of our required raw materials, drug substance and finished product for our research and development activities. We do not have any current contractual relationships for the manufacture of commercial supplies of any of our product candidates. If any of our products are approved by any regulatory agency, we intend to enter into agreements with third-party contract manufacturers for the commercial production of those products. We currently employ internal resources and third-party consultants to manage our manufacturing contractors.

Competition

        The pharmaceutical industry is characterized by intense competition and rapid innovation. Our potential competitors include large pharmaceutical and biotechnology companies, specialty pharmaceutical and generic drug companies, academic institutions, government agencies and research institutions. We believe the key competitive factors that will affect the development and commercial success of our product candidates are efficacy, safety and tolerability profile, reliability, convenience of dosing, price and reimbursement.

        Many of our potential competitors have substantially greater financial, technical and human resources than we do and significantly greater experience in the discovery and development of product candidates, obtaining FDA and other regulatory approvals of products and the commercialization of those products. Accordingly, our competitors may be more successful than we may be in obtaining FDA approval for drugs and achieving widespread market acceptance. Our competitors' drugs may be more effective, or more effectively marketed and sold, than any drug we may commercialize and may render our product candidates obsolete or non-competitive before we can recover the expenses of developing and commercializing any of our product candidates. We anticipate that we will face intense and increasing competition as new drugs enter the market and advanced technologies become available. Finally, the development of new treatment methods for the diseases we are targeting could render our drugs non-competitive or obsolete.

Regulatory Matters

  Government Regulation and Product Approval

        Government authorities in the United States at the federal, state and local level, and other countries, extensively regulate, among other things, the research, development, testing, manufacture, quality control, approval, labeling, packaging, storage, record-keeping, promotion, advertising, distribution, marketing, export and import of products such as those we are developing. Our product candidates must be approved by the FDA through the new drug application, or NDA, process before they may legally be marketed in the United States.

  United States Drug Development Process

        In the United States, the FDA regulates drugs under the Federal Food, Drug, and Cosmetic Act, or FDCA and implementing regulations. The process of obtaining regulatory approvals and compliance with appropriate federal, state, local and foreign statutes and regulations require the expenditure of substantial time and financial resources. Failure to comply with the applicable U.S. requirements at any time during the product development process, approval process, or after approval, may subject an applicant to administrative or judicial sanctions. These sanctions could include the FDA's refusal to approve pending applications, withdrawal of an approval, a clinical hold, warning letters, product recalls, product seizures, total or partial suspension of production or distribution, injunctions, fines, refusals of government contracts, restitution, disgorgement or civil or criminal penalties. The process required by the FDA before a drug may be marketed in the United States generally involves the following:

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  completion of preclinical laboratory tests, animal studies and formulation studies according to Good Laboratory Practices regulations;

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  submission to the FDA of an IND, which must become effective before human clinical trials may begin;

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  performance of adequate and well-controlled human clinical trials according to Good Clinical Practices, or GCP, to establish the safety and efficacy of the proposed drug for its intended use;

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  submission to the FDA of an NDA for a new drug;

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  satisfactory completion of an FDA inspection of the manufacturing facility or facilities at which the drug is produced to assess compliance with cGMP; and

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  FDA review and approval of the NDA.

        The testing and approval process requires substantial time, effort and financial resources and we cannot be certain that any approvals for our product candidates will be granted on a timely basis, if at all.

        Once a pharmaceutical product candidate is identified for development, it enters the preclinical testing stage. Preclinical tests include laboratory evaluations of product chemistry, toxicity, formulation and stability, as well as animal studies. An IND sponsor must submit the results of the preclinical tests, together with manufacturing information, analytical data and any available clinical data or literature, to the FDA as part of the IND. The sponsor must also include a protocol detailing, among other things, the objectives of the initial clinical trial, the parameters to be used in monitoring safety and the effectiveness criteria to be evaluated if the initial clinical trial lends itself to an efficacy evaluation. Some preclinical testing may continue even after the IND is submitted. The IND automatically becomes effective 30 days after receipt by the FDA, unless the FDA places the clinical trial on a clinical hold within that 30-day time period. In such a case, the IND sponsor and the FDA must resolve any outstanding concerns before the clinical trial can begin. Clinical holds also may be imposed by the FDA at any time before or during trials due to safety concerns or non-compliance.

        All clinical trials must be conducted under the supervision of one or more qualified investigators in accordance with GCP regulations. These regulations include the requirement that all research subjects provide informed consent. Further, an institutional review board, or IRB, must review and approve the plan for any clinical trial before it commences at any institution. An IRB considers, among other things, whether the risks to individuals participating in the trials are minimized and are reasonable in relation to anticipated benefits. The IRB also approves the information regarding the clinical trial and the consent form that must be provided to each clinical trial subject or his or her legal representative and must monitor the clinical trial until completed.

        Each new clinical protocol and any amendments to the protocol must be submitted to the IND for FDA review, and to the IRBs for approval. Protocols detail, among other things, the objectives of the clinical trial, dosing procedures, subject selection and exclusion criteria, and the parameters to be used to monitor subject safety.

        Human clinical trials are typically conducted in three sequential phases that may overlap or be combined:

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  Phase 1.    The product is initially introduced into healthy human subjects and tested for safety, dosage tolerance, absorption, metabolism, distribution and excretion. In the case of some products for severe or life-threatening diseases, especially when the product may be too inherently toxic to ethically administer to healthy volunteers, the initial human testing may be conducted in patients.

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  Phase 2.    Involves trials in a limited patient population to identify possible adverse effects and safety risks, to preliminarily evaluate the efficacy of the product for specific targeted diseases and to determine dosage tolerance and optimal dosage and schedule.

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  Phase 3.    Clinical trials are undertaken to further evaluate dosage, clinical efficacy and safety in an expanded patient population at geographically dispersed clinical trial sites. These trials are intended to establish the overall risk/benefit ratio of the product and provide an adequate basis for product labeling.

        Progress reports detailing the results of the clinical trials must be submitted at least annually to the FDA and safety reports must be submitted to the FDA and the investigators for serious and unexpected adverse events. Phase 1, Phase 2 and Phase 3 testing may not be completed successfully within any specified period, if at all. The FDA or the sponsor may suspend or terminate a clinical trial at any time on various grounds, including a finding that the research subjects or patients are being exposed to an unacceptable health risk. Similarly, an IRB can suspend or terminate approval of a clinical trial at its institution if the clinical trial is not being conducted in accordance with the IRB's requirements or if the drug has been associated with unexpected serious harm to patients.

        Concurrent with clinical trials, companies usually complete additional animal studies and must also develop additional information about the chemistry and physical characteristics of the product and finalize a process for manufacturing the product in commercial quantities in accordance with cGMP requirements. The manufacturing process must be capable of consistently producing quality batches of the product candidate and, among other things, the manufacturer must develop methods for testing the identity, strength, quality and purity of the final product. Additionally, appropriate packaging must be selected and tested and stability studies must be conducted to demonstrate that the product candidate does not undergo unacceptable deterioration over its shelf life.

  U.S. Review and Approval Processes

        The results of product development, preclinical studies and clinical trials, along with descriptions of the manufacturing process, analytical tests conducted on the drug proposed labeling and other relevant information, are submitted to the FDA as part of an NDA for a new drug, requesting approval to market the product. The submission of an NDA is subject to the payment of a substantial user fee; a waiver of such fee may be obtained under certain limited circumstances. For example, the agency will waive the application fee for the first human drug application that a small business or its affiliate submits for review.

        In addition, under the Pediatric Research Equity Act of 2003, or PREA, which was reauthorized under the Food and Drug Administration Amendments Act of 2007, an NDA or supplement to an NDA must contain data to assess the safety and effectiveness of the drug for the claimed indications in all relevant pediatric subpopulations and to support dosing and administration for each pediatric subpopulation for which the product is safe and effective. The FDA may grant deferrals for submission of data or full or partial waivers. Unless otherwise required by regulation, PREA does not apply to any drug for an indication for which orphan designation has been granted.

        The FDA reviews all NDAs submitted to ensure that they are sufficiently complete for substantive review before it accepts them for filing. The FDA may request additional information rather than accept an NDA for filing. In this event, the NDA must be re-submitted with the additional information. The re-submitted application also is subject to review before the FDA accepts it for filing. Once the submission is accepted for filing, the FDA begins an in-depth substantive review. The FDA reviews an NDA to determine, among other things, whether a product is safe and effective for its intended use and whether its manufacturing is cGMP-compliant to assure and preserve the product's identity, strength, quality and purity. Before approving an NDA, the FDA will inspect the facility or facilities where the product is manufactured. The FDA will not approve an application unless it determines that the manufacturing processes and facilities are in compliance with cGMP requirements and adequate to assure consistent production of the product within required specifications. The FDA may refer the NDA to an advisory committee for review, evaluation and recommendation as to whether the application should be approved and under what conditions. An advisory committee is a panel of experts who provide advice and recommendations when requested by the FDA on matters of importance that come before the agency. The FDA is not bound by the recommendation of an advisory committee.

        The approval process is lengthy and difficult and the FDA may refuse to approve an NDA if the applicable regulatory criteria are not satisfied or may require additional clinical data or other data and information. Even if such data and information is submitted, the FDA may ultimately decide that the NDA does not satisfy the criteria for approval. Data obtained from clinical trials are not always conclusive and the FDA may interpret data differently than we interpret the same data. The FDA will issue a complete response letter if the agency decides not to approve the NDA in its present form. The complete response letter usually describes all of the specific deficiencies that the FDA identified in the NDA. The deficiencies identified may be minor, for example, requiring labeling changes, or major, for example, requiring additional clinical trials. Additionally, the complete response letter may include recommended actions that the applicant might take to place the application in a condition for approval. If a complete response letter is issued, the applicant may either resubmit the NDA, addressing all of the deficiencies identified in the letter, or withdraw the application or request an opportunity for a hearing.

        If a product receives regulatory approval, the approval may be significantly limited to specific diseases and dosages or the indications for use may otherwise be limited, which could restrict the commercial value of the product. Further, the FDA may require that certain contraindications, warnings or precautions be included in the product labeling. In addition, the FDA may require Phase 4 testing which involves clinical trials designed to further assess a drug's safety and effectiveness after NDA approval and may require testing and surveillance programs to monitor the safety of approved products that have been commercialized.

  Patent Term Restoration and Marketing Exclusivity

        Depending upon the timing, duration and specifics of FDA approval of the use of our product candidates, some of our U.S. patents may be eligible for limited patent term extension under the Drug Price Competition and Patent Term Restoration Act of 1984, commonly referred to as the Hatch-Waxman Amendments. The Hatch-Waxman Amendments permit a patent restoration term of up to five years as compensation for patent term lost during product development and the FDA regulatory review process. However, patent term restoration cannot extend the remaining term of a patent beyond a total of 14 years from the product's approval date. The patent term restoration period is generally one-half the time between the effective date of an IND and the submission date of an NDA plus the time between the submission date of an NDA and the approval of that application. Only one patent applicable to an approved drug is eligible for the extension and the application for the extension must be submitted prior to the expiration of the patent. The U.S. Patent and Trademark Office, in consultation with the FDA, reviews and approves the application for any patent term extension or restoration. In the future, we intend to apply for restorations of patent term for some of our currently owned or licensed patents to add patent life beyond their current expiration dates, depending on the expected length of the clinical trials and other factors involved in the filing of the relevant NDA.

        Market exclusivity provisions under the FDCA can also delay the submission or the approval of certain applications. The FDCA provides a five-year period of non-patent marketing exclusivity within the United States to the first applicant to gain approval of an NDA for a new chemical entity. A drug is a new chemical entity if the FDA has not previously approved any other new drug containing the same active moiety, which is the molecule or ion responsible for the action of the drug substance. During the exclusivity period, the FDA may not accept for review an abbreviated new drug application, or ANDA, or a 505(b)(2) NDA submitted by another company for another version of such drug where the applicant does not own or have a legal right of reference to all the data required for approval. However, an application may be submitted after four years if it contains a certification of patent invalidity or non-infringement. The FDCA also provides three years of marketing exclusivity for an NDA, 505(b)(2) NDA or supplement to an existing NDA if new clinical investigations, other than bioavailability studies, that were conducted or sponsored by the applicant are deemed by the FDA to be essential to the approval of the application, for example new indications, dosages or strengths of an existing drug. This three-year exclusivity covers only the conditions of use associated with the new clinical investigations and does not prohibit the FDA from approving ANDAs for drugs containing the original active agent. Five-year and three-year exclusivity will not delay the submission or approval of a full NDA. However, an applicant submitting a full NDA would be required to conduct or obtain a right of reference to all of the preclinical studies and adequate and well-controlled clinical studies necessary to demonstrate safety and effectiveness.

        Pediatric exclusivity is another type of exclusivity in the United States. Pediatric exclusivity, if granted, provides an additional six months to an existing exclusivity or statutory delay in approval resulting from a patent certification. This six-month exclusivity, which runs from the end of other exclusivity protection or patent delay, may be granted based on the voluntary completion of a pediatric trial in accordance with an FDA-issued "Written Request" for such a trial. The current pediatric exclusivity provision was reauthorized in September 2007.

  Expedited Development and Review Programs

        The FDA has a fast track program that is intended to expedite or facilitate the process for reviewing new drugs that meet certain criteria. Specifically, new drugs are eligible for fast track designation if they are intended to treat a serious or life-threatening condition and demonstrate the potential to address unmet medical needs for the condition. Fast track designation applies to the combination of the product and the specific indication for which it is being studied. A company whose drug receives fast track designation may be eligible for more frequent meetings with the FDA to discuss the drug's development plan and ensure collection of appropriate data needed to support drug approval, and more frequent correspondence from the FDA about such things as the design of the proposed clinical trials. In addition, for a fast track product, the FDA may consider for review on a rolling basis sections of the NDA before the complete application is submitted, if the sponsor provides a schedule for the submission of the sections of the NDA, the FDA agrees to accept sections of the

NDA and determines that the schedule is acceptable, and the sponsor pays any required user fees upon submission of the first section of the NDA.

        A fast track product may also be eligible for other types of FDA programs intended to expedite development and review, such as priority review and accelerated approval. A fast track product is eligible for priority review if it has the potential to provide safe and effective therapy where no adequate alternative therapy exists or it offers a significant advance in the treatment, diagnosis or prevention of a disease compared to marketed products. The FDA will attempt to direct additional resources to the evaluation of an NDA designated for priority review in an effort to facilitate the review. However, priority review status is only granted after an NDA has been submitted and there is no guarantee that any of our product candidates will receive it. Additionally, a fast track product may be eligible for accelerated approval. Drugs studied for their safety and effectiveness in treating serious or life-threatening illnesses and that provide meaningful therapeutic benefit over existing treatments may receive accelerated approval, which means that they may be approved on the basis of adequate and well-controlled clinical trials establishing that the product has an effect on a surrogate endpoint that is reasonably likely to predict a clinical benefit, or on the basis of an effect on a clinical endpoint other than survival or irreversible morbidity. As a condition of approval, the FDA may require that a sponsor of a drug receiving accelerated approval perform adequate and well-controlled post-marketing clinical trials. There is no guarantee that any of our product candidates will receive accelerated approval. Fast track designation, priority review and accelerated approval do not change the standards for approval but may expedite the development or approval process.

  Post-Approval Requirements

        Any drugs for which we receive FDA approval are subject to continuing regulation by the FDA, including, among other things, record-keeping requirements, reporting of adverse experiences with the product, providing the FDA with updated safety and efficacy information, product sampling and distribution requirements, complying with certain electronic records and signature requirements and complying with FDA promotion and advertising requirements. The FDA strictly regulates labeling, advertising, promotion and other types of information on products that are placed on the market. Drugs may be promoted only for the approved indications and in accordance with the provisions of the approved label. Further, manufacturers of drugs must continue to comply with cGMP requirements, which are extensive and require considerable time, resources and ongoing investment to ensure compliance. In addition, changes to the manufacturing process generally require prior FDA approval before being implemented and other types of changes to the approved product, such as adding new indications and additional labeling claims, are also subject to further FDA review and approval.

        Drug manufacturers and other entities involved in the manufacturing and distribution of approved drugs are required to register their establishments with the FDA and certain state agencies, and are subject to periodic unannounced inspections by the FDA and certain state agencies for compliance with cGMP and other laws. The cGMP requirements apply to all stages of the manufacturing process, including the production, processing, sterilization, packaging, labeling, storage and shipment of the drug. Manufacturers must establish validated systems to ensure that products meet specifications and regulatory standards, and test each product batch or lot prior to its release. We rely, and expect to continue to rely, on third parties for the production of clinical quantities of our product candidates. Future FDA and state inspections may identify compliance issues at the facilities of our contract manufacturers that may disrupt production or distribution or may require substantial resources to correct.

        The FDA may withdraw a product approval if compliance with regulatory standards is not maintained or if problems occur after the product reaches the market. Later discovery of previously unknown problems with a product may result in restrictions on the product or even complete withdrawal of the product from the market. Further, the failure to maintain compliance with regulatory requirements may result in administrative or judicial actions, such as fines, warning letters, holds on clinical trials, product recalls or seizures, product detention or refusal to permit the import or export of products, refusal to approve pending applications or supplements, restrictions on marketing or manufacturing, injunctions or civil or criminal penalties.

        From time to time, legislation is drafted, introduced and passed in Congress that could significantly change the statutory provisions governing the approval, manufacturing and marketing of products regulated by the FDA. In addition to new legislation, the FDA regulations and policies are often revised or reinterpreted by the agency in ways that may significantly affect our business and our product candidates. It is impossible to predict whether further legislative or FDA regulation or policy changes will be enacted or implemented and what the impact of such changes, if any, may be.

  Foreign Regulation

        In addition to regulations in the United States, we will be subject to a variety of foreign regulations governing clinical trials and commercial sales and distribution of our product candidates to the extent we choose to clinically evaluate or sell any products outside of the United States. Whether or not we obtain FDA approval for a product, we must obtain approval of a product by the comparable regulatory authorities of foreign countries before we can commence clinical trials or marketing of the product in those countries. The approval process varies from country to country and the time may be longer or shorter than that required for FDA approval. The requirements governing the conduct of clinical trials, product licensing, pricing and reimbursement vary greatly from country to country. As in the United States, post-approval regulatory requirements, such as those regarding product manufacture, marketing, or distribution would apply to any product that is approved outside the United States.

Corporate Information

        In 1998, we formed Tranzyme, Inc., a Delaware corporation, the entity through which we conduct our operations in the United States. In December 2003, we entered into a business combination with Neokimia Inc., a Quebec, Canada, based chemistry company, and changed its name to Tranzyme Pharma Inc., or Tranzyme Pharma. Our principal offices are located at 5001 South Miami Boulevard, Suite 300, Durham, North Carolina, 27703. Our telephone number is (919) 474-0020.

        We are subject to the information requirements of the Exchange Act. Therefore, we file public reports, proxy statements and other information with the SEC, which may be obtained by visiting the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549 or by calling the SEC at (800) SEC-0330. The SEC also maintains a website (www.sec.gov) that contains reports, proxy information statements, and other information that issuers file electronically.

        In addition, we maintain a website at www.tranzyme.com and make available free of charge through this website our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q, our Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. We also similarly make available, free of charge on our website, the reports filed with the SEC by our executive officers, directors and 10% stockholders pursuant to Section 16 under the Exchange Act as soon as reasonably practicable after copies of those filings are provided to us by those persons. We are not including the information contained at www.tranzyme.com, or at any other Internet address as part of, or incorporating it by reference into, this Annual Report on Form 10-K. We also make available on our website (i) the charters for the committees of our Board of Directors, including the Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee, and (ii) our Code of Business Conduct and Ethics governing our directors, officers and employees. We intend to disclose on our website any amendments to, or waivers from, our Code of Business Conduct and Ethics that are required to be disclosed pursuant to the rules of the Securities and Exchange Commission.

Employees

        As of March 18, 2013 we had a total of 29 employees, of which 15 are scientists engaged in early discovery research, five are scientists or other professionals in our clinical development operations and nine are in general and administrative functions.

Item 1A.    Risk Factors

        You should consider carefully the following information about the risks described below, together with the other information contained in this Annual Report on Form 10-K and in our other public filings in evaluating our business. If any of the following risks actually occurs, our business, financial condition, results of operations and future growth prospects would likely be materially and adversely affected. In these circumstances, the market price of our common stock would likely decline.

Risks Related to our Business and the Development, Regulatory Approval and Commercialization of our Product Candidates

Our board of directors is exploring and evaluating strategic alternatives for our company and this process may have an adverse impact on our business and may not result in the consummation of any transaction.

        On February 8, 2013, we announced the decision of our board of directors to commence a formal process to explore and evaluate strategic alternatives, including the engagement of Stifel Nicolaus & Company to act as our financial advisor and Skadden, Arps, Slate, Meagher & Flomm LLP as our legal counsel to assist in the strategic review process, which could result in, among other things, a sale of the company, a merger, consolidation, business combination or a disposition of a substantial portion of our assets. In connection with this process, we expect to incur substantial expenses associated with identifying and evaluating potential strategic alternatives. The process of exploring strategic alternatives may be disruptive to our business operations and may not result in the consummation of any transaction. If we are unable to effectively manage the process, our business, financial condition and results of operations could be materially and adversely affected.

        No decision has been made with respect to any transaction and we cannot assure you that we will be able to identify and undertake a transaction that allows our shareholders to realize an increase in the value of their stock or provide any guidance on the timing of any such action. We also cannot assure you that any potential transaction or other strategic alternative, if identified, evaluated and consummated, will provide greater value to our shareholders than that reflected in the current stock price. Any potential transaction would be dependent upon a number of factors that may be beyond our control, including, among other factors, market conditions, industry trends, the interest of third parties in our businesses and the availability of financing to potential buyers on reasonable terms.

        We do not intend to comment regarding the evaluation of strategic alternatives until such time as our board of directors has determined the outcome of the process or otherwise has deemed that disclosure is appropriate. As a consequence, perceived uncertainties related to the future of our company may result in the loss of potential business opportunities and may make it more difficult for us to attract and retain qualified personnel and business partners.

In light of the results of our Phase 3 trials of ulimorelin and our Phase 2 trials of TZP-102, our future success is primarily dependent on our ability to consummate a strategic transaction and the success of our remaining product candidates, all of which are in the preclinical research stage. We cannot be certain that we will be able to obtain regulatory approval for, or successfully commercialize, any of our product candidates.

        We have invested a significant portion of our time and financial resources in the development of our clinical stage product candidates, ulimorelin for acceleration of postoperative gastrointestinal (GI) recovery, and TZP-102 for the treatment of symptoms associated with diabetic gastroparesis. In light of the results of our phase 3 clinical trials of ulimorelin and phase 2 clinical trials of TZP-102, we have stopped all development and new drug application, or NDA, related activities for ulimorelin and TZP-102. We have also invested time and financial resources in the preclinical development of our other product candidates, TZP-201 and TZP-301 which are not yet development candidates. Should we elect to develop these drug candidates, the future regulatory and commercial success of these molecules is subject to a number of risks, including the following:

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  we may not be able to provide acceptable evidence of their safety and efficacy;

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  the results of our clinical trials may not meet the level of statistical or clinical significance required by the U.S. Food and Drug Administration, or FDA, European Medicines Agency, or EMA, or other regulatory agencies for marketing approval;

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  the dosing of our product candidate in a particular clinical trial may not be at an optimal level;

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  patients in our clinical trials may die or suffer other adverse effects for reasons that may or may not be related to the product candidate being tested;

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  competing products may be approved for marketing by the FDA and EMA and any other similar foreign regulatory authorities;

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  we may not be able to obtain, maintain and enforce our patents and other intellectual property rights; and

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  we may not be able to obtain and maintain commercial manufacturing arrangements with third-party manufacturers or establish commercial-scale manufacturing capabilities.

        Of the large number of drugs in development, only a small percentage result in the submission of an NDA to the FDA and even fewer are approved for commercialization. Furthermore, even if we do receive regulatory approval to market a commercial product, any such approval may be subject to limitations on the indicated uses for which we may market the product.

Though we continue to explore additional funded collaborations involving our MATCH drug discovery platform, we may be unable to attract new partners which could adversely affect our business. Identifying and consummating a collaboration transaction with a new partner is subject to a number of risks including:

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  we may face competition from other macrocycle developers limiting our ability to attract new partners;

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  MATCH exclusivity may become compromised by closely related technology copies that are offered under more attractive conditions elsewhere;

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  other companies may choose to establish proprietary macrocyclic chemistry technology in-house and deprioritize respective partnerships;

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  existing or perceived disadvantages of macrocyclic chemistry may cause a shift of technology priorities in pharmaceutical drug discovery with declining interest in MATCH; and

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  introduction of new drug discovery technologies in pharmaceutical companies' research and development may replace macrocycles in general and render MATCH technology unattractive.

If we are not able to obtain required regulatory approvals for our product candidates, we will not be able to commercialize them and our ability to generate revenue will be limited.

        We have not submitted an NDA or received regulatory approval to market for any of our product candidates in any jurisdiction. We have only limited experience in filing the applications necessary to gain regulatory approvals and expect to rely on consultants and third party contract research organizations to assist us in this process. Securing FDA approval requires the submission of extensive preclinical and clinical data, information about product manufacturing processes and inspection of facilities and supporting information to the FDA for each therapeutic indication to establish each product candidate's safety and efficacy. Our product candidates, and any future product candidates, may not be effective, may be only moderately effective or may prove to have undesirable or unintended side effects, toxicities or other characteristics that may preclude our obtaining regulatory approval or prevent or limit commercial use.

        Our product candidates and the activities associated with their development and commercialization, including their testing, manufacture, safety, efficacy, recordkeeping, labeling, storage, approval, advertising, promotion, sale and distribution, are subject to comprehensive regulation by the FDA and other regulatory agencies in the United States and by comparable authorities in other countries. We are not permitted to market our product candidates in the United States until we receive approval of an NDA for the product candidate in a particular indication from the FDA. Failure to obtain regulatory marketing approval for a product candidate will prevent us from commercializing the product candidate, and our ability to generate revenue will be materially impaired.

        The process of obtaining regulatory approvals is expensive, often takes many years, if approval is obtained at all, and can vary substantially based upon, among other things, the type, complexity and novelty of the product candidates involved. Changes in the regulatory approval policy during the development period, changes in or the enactment of additional statutes or regulations, or changes in regulatory review for a submitted product application, may cause delays in the approval or rejection of an application. Regulatory approval obtained in one jurisdiction does not necessarily mean that a product candidate will receive regulatory approval in all jurisdictions in which we may seek approval.

        The FDA, EMA and other regulators have substantial discretion in the approval process and may refuse to accept any application or may decide that our data is insufficient for approval and require additional clinical trials, or preclinical or other studies. In addition, varying interpretation of the data obtained from preclinical and clinical testing could delay, limit or prevent regulatory approval of a product candidate. Any regulatory approval we ultimately obtain may be limited or subject to restrictions or post-approval commitments that render the product not commercially viable.

Even if we receive regulatory approval for one of our product candidates, we still may not be able to successfully commercialize it and the revenue that we generate from its sales, if any, will be limited.

        The commercial success of any product candidate for which we obtain marketing approval from the FDA or other regulatory authorities will depend upon the acceptance of such product by the medical community, including physicians, patients and health care payors. The degree of market acceptance of any of our product candidates will depend on a number of factors, including:

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  demonstration of clinical safety and efficacy compared to other products;

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  relative convenience and ease of administration;

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  the prevalence and severity of any adverse effects;

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  limitations or warnings contained in a product's FDA-approved labeling;

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  availability of alternative treatments;

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  new procedures or methods of treatment that may reduce the incidences of any of the indications in which our product candidates may show utility;

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  pricing and cost-effectiveness;

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  the effectiveness of our or any future collaborators' sales and marketing strategies;

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  our ability to obtain and maintain sufficient third-party coverage or reimbursement from government health care programs, including Medicare and Medicaid, private health insurers and other third-party payors; and

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  the willingness of patients to pay out-of-pocket in the absence of third-party coverage.

        If our product candidates are approved, but do not achieve an adequate level of acceptance by physicians, health care payors and patients, we may not generate sufficient revenue from these products, and we may not be able to achieve or sustain profitability. Our efforts to educate the medical community and third-party payors on the benefits of our product candidates may require significant resources and may never be successful. In addition, our ability to successfully commercialize our product candidates will depend on our ability to manufacture our products, differentiate our products from competing products and defend the intellectual property of our products.

It will be difficult for us to profitably sell any of our product candidates if reimbursement is limited.

        Market acceptance and sales of our product candidates will depend on reimbursement policies and may be affected by healthcare reform measures. Government authorities and third-party payors, such as private health insurers and health maintenance organizations, decide which medications they will pay for and establish reimbursement levels. A primary trend in the U.S. healthcare industry and elsewhere is cost containment. Government authorities and these third-party payors have attempted to control costs by limiting coverage and the amount of reimbursement for particular medications. Increasingly, third-party payors have been challenging the prices charged for products. They may also refuse to provide any coverage of uses of approved products for medical indications other than those for which the FDA has granted marketing approval. This trend may impact the reimbursement for treatments for GI disorders especially, as physicians typically focus on symptoms rather than underlying conditions when treating patients with these disorders and drugs are often prescribed for uses outside of their approved indications. In instances where alternative products are available, it may be required that those alternative treatment options are tried before reimbursement is available for our products. We cannot be sure that reimbursement will be available for our product candidates and, if reimbursement is available, the level of reimbursement. Reimbursement may impact the demand for, or the price of, any product for which we obtain marketing approval. In addition, in certain foreign countries, particularly the countries of the European Union, the pricing of prescription pharmaceuticals is subject to governmental control. If reimbursement is not available or is available only to limited levels, we may not be able to successfully commercialize our product candidates.

We have limited sales, marketing or distribution experience and we will have to invest significant resources to develop those capabilities.

        We have limited sales, marketing or distribution experience. To develop internal sales, distribution and marketing capabilities, we will have to invest significant amounts of financial and management resources, some of which will be committed prior to any confirmation that any of our product candidates will be approved. For product candidates where we decide to perform sales, marketing and distribution functions ourselves, we could face a number of additional risks, including:

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  we may not be able to attract and build an effective marketing or sales force;

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  the cost of establishing a marketing or sales force may exceed the revenues generated by any products; and

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  our direct sales and marketing efforts may not be successful.

        We may elect to seek strategic partners to assist in the commercialization of our products. We may have limited or no control over the sales, marketing and distribution activities of these third parties. Our future revenues may depend heavily on the success of the efforts of these third parties.

Federal legislation and actions by state and local governments may permit re-importation of drugs from foreign countries into the United States, including foreign countries where the drugs are sold at lower prices than in the United States, which could materially adversely affect our operating results and our overall financial condition.

        We may face competition in the United States for our product candidates, if approved, from lower priced products from foreign countries that have placed price controls on pharmaceutical products. The U.S. Medicare Prescription Drug, Improvement, and Modernization Act of 2003, or the MMA, contains provisions that may change U.S. importation laws and expand pharmacists' and wholesalers' ability to import lower priced versions of an approved drug and competing products from Canada, where there are government price controls. These changes to U.S. importation laws will not take effect unless and until the Secretary of Health and Human Services certifies that the changes will pose no additional risk to the public's health and safety and will result in a significant reduction in the cost of products to consumers. The Secretary of Health and Human Services has not yet announced any plans to make this required certification.

        A number of federal legislative proposals have been made to implement the changes to the U.S. importation laws without any certification, and to broaden permissible imports in other ways. Even if the changes do not take effect, and other changes are not enacted, imports from Canada and elsewhere may continue to increase due to market and political forces, and the limited enforcement resources of the FDA, U.S. Customs and Border Protection and other government agencies. For example, the Department of Homeland Security Appropriations Act, 2010, expressly prohibits U.S. Customs and Border Protection from using funds to prevent individuals from importing from Canada less than a 90-day supply of a prescription drug for personal use, when the drug otherwise complies with the Federal Food, Drug, and Cosmetic Act, or FDCA. Further, several states and local governments have implemented importation schemes for their citizens, and, in the absence of federal action to curtail such activities, we expect other states and local governments to launch importation efforts.

        The importation of foreign products that compete with any of our product candidates for which we obtain marketing approval could negatively impact our revenue and profitability, possibly materially.

We rely and will continue to rely on outsourcing arrangements for certain of our activities, including clinical research of our product candidates and manufacturing of the compounds and product candidates.

        We rely on outsourcing arrangements for some of our activities, including manufacturing, preclinical research, data collection and analysis. We may have limited control over these third parties and we cannot guarantee that they will perform their obligations in an effective and timely manner.

        The manufacture of pharmaceutical products requires significant expertise and capital investment, including the development of advanced manufacturing techniques and process controls. We do not own or operate manufacturing facilities for the production of any of our product candidates, nor do we have plans to develop our own manufacturing operations in the foreseeable future. We currently depend on third-party contract manufacturers for all of our required raw materials, drug substance and drug product for our preclinical research. Any performance failure on the part of our existing or future manufacturers, or termination of our existing manufacturer relationships, could delay clinical development or regulatory approval of our product candidates. Although we believe there are a number of potential replacement manufacturers for our product candidates, we may incur added costs and delays in identifying and qualifying any such replacements because the FDA must approve any replacement manufacturer prior to manufacturing our product candidates. Such approval would require new testing and compliance inspections which could result in significant additional costs to us and delays in regulatory approval of our product candidates.

        We do not have any current contractual relationships for the manufacture of commercial supplies of any of our product candidates and the current manufacturers of our product candidates may not have the capacity to serve commercial demand. If any of our product candidates are approved for sale by any regulatory agency, we intend to enter into agreements with third-party contract manufacturers for the commercial production of those products. The number of third-party manufacturers with the expertise, required regulatory approvals and facilities to manufacture bulk drug substance on a commercial scale is limited.

        In addition, our reliance on third party contract research organizations, or CROs, and contract manufacturing organizations, or CMOs, entails further risks including, but not limited to:

  •
  non-compliance by third parties with regulatory and quality control standards;

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  breach by third parties of our agreements with them;

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  termination or non-renewal of an agreement with third parties; and

  •
  sanctions imposed by regulatory authorities if compounds supplied or manufactured by a third party supplier or manufacturer fail to comply with applicable regulatory standards.

If our strategic partner fails to perform its obligations under our agreement, the development and commercialization of the product candidates under such agreement could be delayed or terminated and our business could be substantially harmed.

        We entered into a strategic collaboration with Bristol-Myers Squibb Company, or BMS, primarily focused on the identification and optimization of novel drug compounds for certain targets of interest to BMS. The research portion of the collaboration was completed in December 2012 and Tranzyme transferred compounds to BMS for further development across multiple drug targets. BMS has primary responsibility for optimizing the identified lead compounds, and sole responsibility for completing preclinical and clinical development of all products arising from the collaboration, and for their commercialization globally. Total milestone payments to us under the agreement, excluding royalties and sales milestones, could reach up to approximately $80 million for each target program. However, this strategic partnership may not be scientifically or commercially successful due to a number of important factors, including the following:

  •
  BMS has significant discretion in determining the efforts and resources that they will apply to their strategic relationship with us. The timing and amount of any cash payments, milestones and royalties that we may receive under such agreements will depend on, among other things, the efforts, allocation of resources and successful development and commercialization of any product candidates by BMS under its agreement.

  •
  Our agreement with BMS provides it with wide discretion in deciding which novel compounds to advance through the clinical development process. It is possible for BMS to reject certain compounds at any point in the research, development and clinical trial process without triggering a termination of their agreement with us. In the event of any such decision, our business and prospects may be adversely affected due to our inability to progress such compounds ourselves.

  •
  BMS may develop and commercialize, either alone or with others, or be acquired by a company that has products that are similar to or competitive with the product candidates that it licenses from us.

  •
  BMS may change the focus of its development and commercialization efforts or pursue higher-priority programs.

  •
  BMS has, under certain circumstances, the first right to maintain or defend our intellectual property rights licensed to it, and, although we may have the right to assume the maintenance and defense of our intellectual property rights if our strategic partner does not, our ability to do so may be compromised by our strategic partner's acts or omissions.

  •
  BMS may utilize our intellectual property rights in such a way as to invite litigation that could jeopardize or invalidate our intellectual property rights or expose us to potential liability.

  •
  BMS may not comply with all applicable regulatory requirements, or fail to report safety data in accordance with all applicable regulatory requirements.

        If BMS fails to develop or effectively commercialize novel compounds for any of the foregoing reasons, we may not be able to replace the strategic partner with another partner. We may also be unable to obtain, on terms acceptable to us, a license from such strategic partner to any of its intellectual property that may be necessary or useful for us to continue to develop and commercialize a product candidate. Any of these events could have a material adverse effect on our business, results of operations and our ability to achieve future profitability, and could cause our stock price to decline.

A variety of risks associated with our planned international business relationships could materially adversely affect our business.

        We may enter into agreements with third parties for the development and commercialization of our product candidates in international markets. International business relationships subject us to additional risks, including:

  •
  differing regulatory requirements for drug approvals in foreign countries;

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  potentially reduced protection for intellectual property rights;

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  potential third party patent rights in foreign countries;

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  the potential for so-called parallel importing, which is what happens when a local seller, faced with high or higher local prices, opts to import goods from a foreign market, with low or lower prices, rather than buying them locally;

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  unexpected changes in tariffs, trade barriers and regulatory requirements;

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  economic weakness, including inflation, or political instability, particularly in foreign economies and markets;

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  compliance with tax, employment, immigration and labor laws for employees traveling abroad;

  •
  foreign taxes;

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  foreign currency fluctuations, which could result in increased operating expenses and reduced revenue, and other obligations incident to doing business in another country;

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  workforce uncertainty in countries where labor unrest is more common than in the United States;

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  production shortages resulting from any events affecting raw material supply or manufacturing capabilities abroad; and

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  business interruptions resulting from geo-political actions, including war and terrorism, or natural disasters, including earthquakes, volcanoes, typhoons, floods, hurricanes and fires.

        These and other risks of international business relationships may materially adversely affect our ability to attain or sustain profitable operations.

We face substantial competition, which may result in others discovering, developing or commercializing products before, or more successfully, than we do.

        Our future success depends on our ability to demonstrate and maintain a competitive advantage with respect to the design, development and commercialization of product candidates. Our objective is to design, develop and commercialize new products with superior efficacy, convenience, tolerability or safety. We expect any product candidate that we commercialize with our strategic partners or on our own will compete with existing, market-leading products.

        Many of our potential competitors have substantially greater financial, technical and personnel resources than we have. In addition, many of these competitors have significantly greater commercial infrastructures than we have. We will not be able to compete successfully unless we successfully:

  •
  design and develop products that are superior to other products in the market;

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  attract qualified scientific, medical, sales and marketing and commercial personnel;

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  obtain patent and/or other proprietary protection for our processes and product candidates;

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  obtain required regulatory approvals; and

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  collaborate with others in the design, development and commercialization of new products.

        Established competitors may invest heavily to quickly discover and develop novel compounds that could make our product candidates obsolete. In addition, any new product that competes with an approved product must demonstrate compelling advantages in efficacy, convenience, tolerability and safety in order to overcome price competition and to be commercially successful. If we are not able to compete effectively against our current and future competitors, our business will not grow and our financial condition and operations will suffer.

If we fail to attract and retain senior management and key scientific personnel, we may be unable to successfully develop our product candidates, conduct clinical trials and commercialize our product candidates.

        Our success depends in part on our continued ability to attract, retain and motivate highly qualified management, clinical and scientific personnel. We are highly dependent upon our senior management, as well as other senior scientists and members of our management team. The loss of services of any of these individuals or one or more of our other members of senior management could delay or prevent the successful development of our product pipeline or the commercialization of our product candidates. We do not have employment agreements with any members of our senior management other than Vipin Garg, our President and Chief Executive Officer. We carry "key person" insurance only on our President and Chief Executive Officer.

        We need to hire and retain qualified personnel for the development, manufacture and commercialization of drugs. We could experience problems in the future attracting and retaining qualified employees. For example, competition for qualified personnel in the biotechnology and pharmaceuticals field is intense. We may not be able to attract and retain quality personnel on acceptable terms who have the expertise we need to sustain and grow our business.

If we engage in an acquisition, reorganization or business combination, we will incur a variety of risks that could adversely affect our business operations or our stockholders.

        From time to time we have considered, and we will continue to consider in the future, strategic business initiatives intended to further the development of our business. These initiatives may include acquiring businesses, technologies or products or entering into a business combination with another company. If we do pursue such a strategy, we could, among other things:

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  issue equity securities that would dilute our current stockholders' percentage ownership;

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  incur substantial debt that may place strains on our operations;

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  spend substantial operational, financial and management resources in integrating new businesses, technologies and products;

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  assume substantial actual or contingent liabilities;

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  reprioritize our development programs and even cease development and commercialization of our product candidates; or

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  merge with, or otherwise enter into a business combination with, another company in which our stockholders would receive cash or shares of the other company or a combination of both on terms that certain of our stockholders may not deem desirable.

        Although we intend to evaluate and consider acquisitions, reorganizations and business combinations in the future, we have no agreements or understandings with respect to any acquisition, reorganization or business combination at this time.

Risks Related to Marketing Approval and Other Government Regulations

Any termination or suspension of, or delays in the commencement or completion of, clinical testing of our product candidates could result in increased costs to us, delay or limit our ability to generate revenue and adversely affect our commercial prospects.

        Delays in the commencement or completion of clinical testing could significantly affect our product development costs. We do not know whether our future clinical trials will begin on time. The commencement and completion of clinical trials can be delayed for a number of reasons, including delays related to:

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  the FDA failing to grant permission to proceed and placing the clinical trial on hold;

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  subjects failing to enroll or remain in our trials at the rate we expect;

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  a facility manufacturing our product candidates being ordered by the FDA or other government or regulatory authorities to temporarily or permanently shut down due to violations of current Good Manufacturing Practices, or cGMP, or other applicable requirements, or infections or cross-contaminations of product candidates in the manufacturing process;

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  any changes to our manufacturing process that may be necessary or desired;

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  subjects choosing an alternative treatment for the indications for which we are developing our product candidates, or participating in competing clinical trials;

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  subjects experiencing severe or unexpected drug-related adverse effects;

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  reports from preclinical or clinical testing on similar technologies and products raising safety and/or efficacy concerns;

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  third-party clinical investigators losing their license or permits necessary to perform our clinical trials, not performing our clinical trials on our anticipated schedule or consistent with the clinical trial protocol, Good Clinical Practice and regulatory requirements, or other third parties not performing data collection and analysis in a timely or accurate manner;

  •
  inspections of clinical trial sites by the FDA or institutional review boards, or IRBs, finding regulatory violations that require us to undertake corrective action, result in suspension or termination of one or more sites or the imposition of a clinical hold on the entire trial, or that prohibit us from using some or all of the data in support of our marketing applications;

  •
  third-party contractors becoming debarred or suspended or otherwise penalized by the FDA or other government or regulatory authorities for violations of regulatory requirements, in which case we may need to find a substitute contractor, and we may not be able to use some or any of the data produced by such contractors in support of our marketing applications; or

  •
  one or more IRBs refusing to approve, suspending or terminating the trial at an investigational site, precluding enrollment of additional subjects, or withdrawing its approval of the trial.

        Product development costs will increase if we have delays in testing or approval of our product candidates or if we need to perform more or larger clinical trials than planned. Additionally, changes in regulatory requirements and policies may occur and we may need to amend clinical trial protocols to reflect these changes. Amendments may require us to resubmit our clinical trial protocols to IRBs for reexamination, which may impact the costs, timing or successful completion of a clinical trial. If we experience delays in completion of or if we, the FDA or other regulatory authorities, the IRB, or other reviewing entities, or any of our clinical trial sites suspend or terminate any of our clinical trials, the commercial prospects for our product candidate may be harmed and our ability to generate product revenues will be delayed. In addition, many of the factors that cause, or lead to, termination or suspension of, or a delay in the commencement or completion of, clinical trials may also ultimately lead to the denial of regulatory approval of a product candidate. Also if one or more clinical trials are delayed, our competitors may be able to bring products to market before we do, and the commercial viability of our product candidates could be significantly reduced.

Final marketing approval of our product candidates by the FDA or other regulatory authorities for commercial use may be delayed, limited, or denied, any of which would adversely affect our ability to generate operating revenues.

        After the completion of any future clinical trials we conduct, we cannot predict whether or when we will obtain regulatory approval to commercialize our product candidates and we cannot, therefore, predict the timing of any future revenue from these product candidates.

        We cannot commercialize any of our product candidates until the appropriate regulatory authorities have reviewed and approved the applications for the product candidates. We cannot assure you that the regulatory agencies will complete their review processes in a timely manner or that we will obtain regulatory approval for any product candidate we develop. Satisfaction of regulatory requirements typically takes many years, is dependent upon the type, complexity and novelty of the product and requires the expenditure of substantial resources. In addition, we may experience delays or rejections based upon additional government regulation from future legislation or administrative action or changes in FDA policy during the period of product development, clinical trials and FDA regulatory review.

        If marketing approval for our product candidates is delayed, limited or denied, our ability to market products, and our ability to generate product sales, would be adversely affected.

Any product for which we obtain marketing approval could be subject to restrictions or withdrawal from the market and we may be subject to penalties if we fail to comply with regulatory requirements or if we experience unanticipated problems with our product candidates, when and if any of them are approved.

        Even if U.S. regulatory approval is obtained, the FDA may still impose significant restrictions on a product's indicated uses or marketing or impose ongoing requirements for potentially costly and time consuming post-approval studies, post-market surveillance or clinical trials. Our product candidates will also be subject to ongoing FDA requirements governing the labeling, packaging, storage, distribution, safety surveillance, advertising, promotion, recordkeeping and reporting of safety and other post-market information. In addition, manufacturers of drug products and their facilities are subject to continual review and periodic inspections by the FDA and other regulatory authorities for compliance with cGMP requirements relating to quality control, quality assurance and corresponding maintenance of records and documents. If we or a regulatory agency discovers previously unknown problems with a product, such as adverse events of unanticipated severity or frequency, or problems with the facility where the product is manufactured, a regulatory agency may impose restrictions on that product, the manufacturing facility or us, including requesting recall or withdrawal of the product from the market or suspension of manufacturing.

        If we, our product candidates or the manufacturing facilities for our product candidates fail to comply with applicable regulatory requirements, a regulatory agency may:

  •
  issue warning letters or untitled letters;

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  seek an injunction or impose civil or criminal penalties or monetary fines;

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  suspend or withdraw regulatory approval;

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  suspend any ongoing clinical trials;

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  refuse to approve pending applications or supplements or applications filed by us;

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  suspend or impose restrictions on operations, including costly new manufacturing requirements; or

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  seize or detain products, refuse to permit the import or export of product, or request us to initiate a product recall.

        The occurrence of any event or penalty described above may inhibit our ability to commercialize our products and generate revenue.

        The FDA has the authority to require a risk evaluation and mitigation strategy plan as part of an NDA or after approval, which may impose further requirements or restrictions on the distribution or use of an approved drug, such as limiting prescribing to certain physicians or medical centers that have undergone specialized training, limiting treatment to patients who meet certain safe-use criteria and requiring treated patients to enroll in a registry.

        In addition, if any of our product candidates are approved, our product labeling, advertising and promotion would be subject to regulatory requirements and continuing regulatory review. The FDA strictly regulates the promotional claims that may be made about prescription products. In particular, a product may not be promoted for uses that are not approved by the FDA as reflected in the product's approved labeling. If we receive marketing approval for our product candidates, physicians may nevertheless prescribe our products to their patients in a manner that is inconsistent with the approved label. If we are found to have promoted such off-label uses, we may become subject to significant liability. The FDA and other agencies actively enforce the laws and regulations prohibiting the promotion of off-label uses, and a company that is found to have improperly promoted off-label uses may be subject to significant sanctions. The federal government has levied large civil and criminal fines against companies for alleged improper promotion and has enjoined several companies from engaging in off-label promotion. The FDA has also requested that companies enter into consent decrees or permanent injunctions under which specified promotional conduct is changed or curtailed.

Recently enacted and future legislation may increase the difficulty and cost for us to obtain marketing approval of and commercialize our product candidates and affect the prices we may obtain.

        In the United States and some foreign jurisdictions, there have been a number of legislative and regulatory changes and proposed changes regarding the healthcare system that could prevent or delay marketing approval for our product candidates, restrict or regulate post-approval activities and affect our ability to profitably sell any of our product candidates for which we obtain marketing approval.

        Legislative and regulatory proposals have been made to expand post-approval requirements and restrict sales and promotional activities for pharmaceutical products. We are not sure whether additional legislative changes will be enacted, or whether the FDA regulations, guidance or interpretations will be changed, or what the impact of such changes on the marketing approvals of our product candidates, if any, may be. In addition, increased scrutiny by the U.S. Congress of the FDA's approval process may significantly delay or prevent marketing approval, as well as subject us to more stringent product labeling and post-marketing testing and other requirements.

        In the United States, the MMA changed the way Medicare covers and pays for pharmaceutical products. The legislation expanded Medicare coverage for drug purchases by the elderly and introduced a new reimbursement methodology based on average sales prices for drugs. In addition, this legislation authorized Medicare Part D prescription drug plans to use formularies where they can limit the number of drugs that will be covered in any therapeutic class. As a result of this legislation and the expansion of federal coverage of drug products, we expect that there will be additional pressure to contain and reduce costs. These cost reduction initiatives and other provisions of this legislation could decrease the coverage and price that we receive for any approved products and could seriously harm our business. While the MMA applies only to drug benefits for Medicare beneficiaries, private payors often follow Medicare coverage policy and payment limitations in setting their own reimbursement rates, and any reduction in reimbursement that results from the MMA may result in a similar reduction in payments from private payors.

        In March 2010, President Obama signed into law the Health Care Reform Law, a sweeping law intended to broaden access to health insurance, reduce or constrain the growth of healthcare spending, enhance remedies against fraud and abuse, add new transparency requirements for healthcare and health insurance industries, impose new taxes and fees on the health industry and impose additional health policy reforms. Effective October 1, 2010, the Health Care Reform Law revised the definition of "average manufacturer price" for reporting purposes, which could increase the amount of Medicaid drug rebates to states. Further, the new law imposed a significant annual fee on companies that manufacture or import branded prescription drug products. Substantial new provisions affecting compliance have also been enacted, which may require us to modify our business practices with healthcare practitioners. We will not know the full effects of the Health Care Reform Law until applicable federal and state agencies issue regulations or guidance under the new law. Although it is too early to determine the effect of the Health Care Reform Law, the new law appears likely to continue the pressure on pharmaceutical pricing, especially under the Medicare program, and may also increase our regulatory burdens and operating costs.

Our future growth depends, in part, on our ability to penetrate foreign markets, where we are subject to additional regulatory burdens and other risks and uncertainties. However, we have limited experience marketing and servicing our products outside North America.

        Our future profitability will depend, in part, on our ability to grow and ultimately maintain our sales in foreign markets. We may rely on third parties to support our foreign operations.

        Any foreign operations we establish in the future subject us to additional risks and uncertainties, including:

  •
  our customers' ability to obtain reimbursement for procedures using our products in foreign markets;

  •
  our inability to directly control commercial activities because we are relying on third parties who may not put the same priority on our products as we would;

  •
  the burden of complying with complex and changing foreign regulatory, tax, accounting and legal requirements;

  •
  different medical practices and customs in foreign countries affecting acceptance in the marketplace;

  •
  import or export licensing requirements;

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  longer accounts receivable collection times;

  •
  longer lead times for shipping;

  •
  language barriers for technical training;

  •
  reduced protection of intellectual property rights in some foreign countries;

  •
  foreign currency exchange rate fluctuations; and

  •
  the interpretation of contractual provisions governed by foreign laws in the event of a contract dispute.

        Foreign sales of our products could also be adversely affected by the imposition of governmental controls, political and economic instability, trade restrictions, changes in tariffs and difficulties in staffing and managing foreign operations.

If we market products in a manner that violates healthcare fraud and abuse laws, or if we violate government price reporting laws, we may be subject to civil or criminal penalties.

        In addition to FDA restrictions on marketing of pharmaceutical products, several other types of state and federal healthcare fraud and abuse laws have been applied in recent years to restrict certain marketing practices in the pharmaceutical industry. These laws include false claims statutes and anti-kickback statutes. Because of the breadth of these laws and the narrowness of the safe harbors, it is possible that some of our business activities could be subject to challenge under one or more of these laws.

        Federal false claims laws prohibit any person from knowingly presenting, or causing to be presented, a false claim for payment to the federal government or knowingly making, or causing to be made, a false statement to get a false claim paid. The federal healthcare program anti-kickback statute prohibits, among other things, knowingly and willfully offering, paying, soliciting or receiving remuneration to induce, or in return for, purchasing, leasing, ordering or arranging for the purchase, lease or order of any healthcare item or service reimbursable under Medicare, Medicaid or other federally financed healthcare programs. This statute has been interpreted to apply to arrangements between pharmaceutical manufacturers on the one hand and prescribers, purchasers and formulary managers on the other. Although there are several statutory exemptions and regulatory safe harbors protecting certain common activities from prosecution, the exemptions and safe harbors are drawn narrowly, and practices that involve remuneration intended to induce prescribing, purchasing or recommending may be subject to scrutiny if they do not qualify for an exemption or safe harbor. Our practices may not in all cases meet all of the criteria for safe harbor protection from anti-kickback liability.

        Over the past few years, several pharmaceutical and other healthcare companies have been prosecuted under these laws for a variety of alleged promotional and marketing activities, such as: allegedly providing free trips, free goods, sham consulting fees and grants and other monetary benefits to prescribers; reporting to pricing services inflated average wholesale prices that were then used by federal programs to set reimbursement rates; engaging in off-label promotion that caused claims to be submitted to Medicaid for non-covered, off-label uses; and submitting inflated best price information to the Medicaid Rebate Program to reduce liability for Medicaid rebates. Most states also have statutes or regulations similar to the federal anti-kickback law and false claims laws, which apply to items and services reimbursed under Medicaid and other state programs, or, in several states, apply regardless of the payor. Sanctions under these federal and state laws may include civil monetary penalties, exclusion of a manufacturer's products from reimbursement under government programs, criminal fines and imprisonment.

If product liability lawsuits are brought against us, we may incur substantial liabilities and may be required to limit commercialization of our product candidates.

        We face an inherent risk of product liability as a result of the clinical testing of our product candidates and will face an even greater risk if we commercialize any products. For example, we may be sued if any product we develop allegedly causes injury or is found to be otherwise unsuitable during product testing, manufacturing, marketing or sale. Any such product liability claims may include allegations of defects in manufacturing, defects in design, a failure to warn of dangers inherent in the product, negligence, strict liability and a breach of warranties. Claims could also be asserted under state consumer protection acts. If we cannot successfully defend ourselves against product liability claims, we may incur substantial liabilities or be required to limit commercialization of our product candidates. Even successful defense would require significant financial and management resources. Regardless of the merits or eventual outcome, liability claims may result in:

  •
  decreased demand for our product candidates or products that we may develop;

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  injury to our reputation;

  •
  withdrawal of clinical trial participants;

  •
  costs to defend the related litigation;

  •
  a diversion of management's time and our resources;

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  substantial monetary awards to trial participants or patients;

  •
  product recalls, withdrawals or labeling, marketing or promotional restrictions;

  •
  loss of revenue;

  •
  the inability to commercialize our product candidates; and

  •
  a decline in our stock price.

        Our inability to obtain and retain sufficient product liability insurance at an acceptable cost to protect against potential product liability claims could prevent or inhibit the commercialization of products we develop. We currently carry product liability insurance covering our clinical trials in the amount of $5.0 million in the aggregate. Although we maintain such insurance, any claim that may be brought against us could result in a court judgment or settlement in an amount that is not covered, in whole or in part, by our insurance or that is in excess of the limits of our insurance coverage. Our insurance policies also have various exclusions, and we may be subject to a product liability claim for which we have no coverage. We may have to pay any amounts awarded by a court or negotiated in a settlement that exceed our coverage limitations or that are not covered by our insurance, and we may not have, or be able to obtain, sufficient capital to pay such amounts.

 Risks Relating to Our Intellectual Property

It is difficult and costly to protect our intellectual property rights, and we cannot ensure the protection of these rights.

        We place considerable importance on obtaining patent protection for new technologies, products and processes because our commercial success will depend, in part, on obtaining patent protection for new technologies, products and processes, successfully defending these patents against third-party challenges and successfully enforcing our patents against third party competitors. To that end, we file applications for patents covering compositions of matter or uses of our product candidates or our proprietary processes as well as other intellectual property important to our business. The patent positions of pharmaceutical and biotechnology companies can be highly uncertain and involve complex legal, scientific and factual questions. Accordingly, our patent applications may never be approved by U.S. or foreign patent offices and the patents and patent applications relating to our products, product candidates and technologies may be challenged, invalidated or circumvented by third parties and might not protect us against competitors with similar products or technologies.

        Others have filed, and in the future are likely to file, patent applications covering products and technologies that are similar, identical or competitive to ours, or important to our business. We cannot be certain that any patent application owned by a third party will not have priority over patent applications filed or in-licensed by us, or that we or our licensors will not be involved in interference, opposition or invalidity proceedings before U.S. or foreign patent offices. In addition, under the recently enacted America Invents Act of 2011, or AIA, the U.S. patent system, among other things, will transition from a first-to-invent to a first-to-file patent system, will increase the scope of prior art available for patentability and invalidity determinations, and will introduce new procedures, including post-grant review and inter parties review, for challenging U.S. patents once they have granted. The various provisions of the AIA, once they become effective, may impact our ability to secure meaningful patent protection for inventions that we develop in the future.

        We also rely on trade secrets to protect technology in cases when we believe patent protection is not appropriate or obtainable. However, trade secrets are difficult to protect. While we require employees, academic collaborators, consultants and other contractors to enter into confidentiality agreements, we may not be able to adequately protect our trade secrets or other proprietary information. Our research collaborators and scientific advisors have rights to publish data and information in which we have rights. If we cannot maintain the confidentiality of our technology and other confidential information in connection with our collaborators and advisors, our ability to receive patent protection or protect our proprietary information may be imperiled.

Claims by third parties that we infringe their proprietary rights may result in liability for damages or prevent or delay our developmental and commercialization efforts.

        The biotechnology industry has been characterized by frequent litigation regarding patent and other intellectual property rights. Because patent applications are maintained in secrecy until the application is published, we may be unaware of third party patents that may be infringed by commercialization of our product candidates. In addition, identification of third party patent rights that may be relevant to our technology is difficult because patent searching is imperfect due to differences in terminology among patents, incomplete databases and the difficulty in assessing the meaning of patent claims. Any claims of patent infringement asserted by third parties would be time consuming and could likely:

  •
  result in costly litigation;

  •
  divert the time and attention of our technical personnel and management;

  •
  cause product candidate development delays;

  •
  prevent us from commercializing a product until the asserted patent expires or is held finally invalid or not infringed in a court of law;

  •
  require us to develop non-infringing technology; or

  •
  require us to enter into royalty or licensing agreements.

        Although no third party has asserted a claim of infringement against us, others may hold proprietary rights that could prevent our product candidates from being marketed. Any patent-related legal action against our collaborators or us claiming damages and seeking to enjoin commercial activities relating to our product candidates and processes could subject us to potential liability for damages and require our collaborators or us to obtain a license to continue to manufacture or market the affected products and processes. We cannot predict whether our collaborators or we would prevail in any such actions or that any license required under any of these patents would be made available on commercially acceptable terms, if at all. In addition, we cannot be sure that we could redesign our product candidates or processes to avoid infringement, if necessary. Accordingly, an adverse determination in a judicial or administrative proceeding, or the failure to obtain necessary licenses, could prevent us from developing and commercializing at least some of our product candidates, which could harm our business, financial condition and operating results.

Our product candidates may infringe the intellectual property rights of others, which could increase our costs and delay or prevent our development and commercialization efforts.

        Our success also depends on avoiding infringement of the proprietary technologies of others. In particular, there may be certain issued patents and patent applications claiming subject matter that our collaborators or we may be required to license in order to research, develop or commercialize at least some of our product candidates and we do not know if such patents and patent applications would be available to license on commercially reasonable terms, or at all.

        If we were to challenge the validity of any issued United States patent in court, we would need to overcome a statutory presumption of validity that attaches to every United States patent. This means that in order to prevail, we would have to present clear and convincing evidence as to the invalidity of the patent's claims. If we were to challenge the enforceability of these or any issued United States patent in court, we would need to meet the burden of showing that the patent is unenforceable. There is no assurance that a jury and/or court would find in our favor on questions of infringement, validity or enforceability.

        In addition, third parties may assert infringement or other intellectual property claims against us based on patents or other intellectual property rights. An adverse outcome in these proceedings could subject us to significant liabilities to third parties, require disputed rights to be licensed from third parties or require us to cease or modify our use of the technology. If we are required to license such technology, we cannot assure you that a license under such patents and patent applications will be available on acceptable terms or at all. Further, we may incur substantial costs defending ourselves in lawsuits against charges of patent infringement or other unlawful use of another's proprietary technology.

We may be subject to claims that we have wrongfully hired an employee from a competitor or that we or our employees have wrongfully used or disclosed alleged confidential information or trade secrets of their former employers.

        As is commonplace in our industry, we employ individuals who were previously employed at other biotechnology or pharmaceutical companies, including our competitors or potential competitors. Although no claims against us are currently pending, we may be subject in the future to claims that our employees or prospective employees are subject to a continuing obligation to their former employers

(such as non-competition or non-solicitation obligations) or claims that our employees or we have inadvertently or otherwise used or disclosed trade secrets or other proprietary information of their former employers. Litigation may be necessary to defend against these claims. Even if we are successful in defending against these claims, litigation could result in substantial costs and be a distraction to management.

If we do not obtain protection under the Hatch-Waxman Amendments and similar foreign legislation by extending the patent terms and obtaining data exclusivity for our product candidates, our business may be materially harmed.

        Depending upon the timing, duration and specifics of FDA marketing approval of our product candidates, one or more of our U.S. patents may be eligible for limited patent term restoration under the Drug Price Competition and Patent Term Restoration Act of 1984, referred to as the Hatch-Waxman Amendments. The Hatch-Waxman Amendments permit a patent restoration term of up to five years as compensation for patent term lost during product development and the FDA regulatory review process. However, we may not be granted an extension because of, for example, failing to apply within applicable deadlines, failing to apply prior to expiration of relevant patents or otherwise failing to satisfy applicable requirements. Moreover, the applicable time period or the scope of patent protection afforded could be less than we request. If we are unable to obtain patent term extension or restoration or the term of any such extension is less than we request, our competitors may obtain approval of competing products following our patent expiration, and our revenue could be reduced, possibly materially.

Risks Related to Our Financial Position and Need for Capital

We have incurred significant operating losses since inception, and we expect to incur losses for the foreseeable future. We may never become profitable or, if achieved, be able to sustain profitability.

        We have incurred significant operating losses since we were founded in 1998 and expect to incur significant losses for the next several years as we wind down our development and regulatory activities for ulimorelin and TZP-102. As of December 31, 2012, we had an accumulated deficit of $129.5 million. Losses have resulted principally from costs incurred in our clinical trials, research and development programs and from our general and administrative expenses. In the future, we intend to continue to conduct research and development, clinical testing, regulatory compliance activities and, if any of our product candidates is approved, sales and marketing activities that, together with anticipated general and administrative expenses, will likely result in our incurring further significant losses for the next several years.

        We currently generate no revenue from sales, and we may never be able to develop marketable drugs. As a result, there can be no assurance that we will ever generate revenues or achieve profitability, which could impair our ability to sustain operations or obtain any required additional funding. If we achieve profitability in the future, we may not be able to sustain profitability in subsequent periods.

If we fail to obtain the capital necessary to fund our operations, we will be unable to successfully develop and commercialize our most advanced product candidates.

        We will require substantial future capital in order to conduct the research and development and clinical and regulatory activities necessary to bring our product candidates to market. The amount and timing of any expenditure needed to implement our development and commercialization programs will depend on numerous factors, including:

  •
  the costs and timing of obtaining regulatory approval in the United States and abroad for our product candidates;

  •
  the costs of obtaining, maintaining and enforcing our patents and other intellectual property rights globally;

  •
  the costs and timing of obtaining or maintaining manufacturing for our product candidates, including commercial manufacturing if any of our product candidates is approved;

  •
  the costs and timing of establishing sales and marketing capabilities in selected markets; and

  •
  the terms and timing of establishing collaborations, license agreements and other partnerships on terms favorable to us.

        Some of these factors are outside of our control. Based upon our currently expected level of operating expenditures, we should be able to fund our operations into the first quarter of 2014. However, we do not expect our existing capital resources to be sufficient to enable us to fund the completion of any of our development programs through commercial introduction. We expect that we will need to raise additional funds in the future.

        We may seek additional funding through collaboration agreements and public or private financings. Additional funding may not be available to us on acceptable terms or at all. In addition, the terms of any financing may adversely affect the holdings or the rights of our stockholders. In addition, the issuance of additional shares by us, or the possibility of such issuance, may cause the market price of our shares to decline.

        If we are unable to obtain funding on a timely basis, we may be required to significantly curtail one or more of our research or development programs, seek funds through arrangements with collaborative partners or otherwise that may require us to relinquish rights to some of our technologies or product candidates or agree to terms unfavorable to us. Any of these actions could raise substantial doubt about our ability to continue as a going concern and have a material adverse effect on our business, financial condition and results of operations.

Our ability to use net operating loss and tax credit carryforwards and certain built-in losses to reduce future tax payments is limited by provisions of the Internal Revenue Code, and may be subject to further limitation as a result of prior or future offerings of our stock.

        Section 382 and 383 of the Internal Revenue Code of 1986, as amended, or the Code, contain rules that limit the ability of a company that undergoes an ownership change, which is generally any change in ownership of more than 50% of its stock over a three-year period, to utilize its net operating loss and tax credit carryforwards and certain built-in losses recognized in years after the ownership change. These rules generally operate by focusing on ownership changes involving stockholders owning directly or indirectly 5% or more of the stock of a company and any change in ownership arising from a new issuance of stock by the company. Generally, if an ownership change occurs, the yearly taxable income limitation on the use of net operating loss and tax credit carryforwards and certain built-in losses is equal to the product of the applicable long term tax exempt rate and the value of the company's stock immediately before the ownership change. We may be unable to offset future taxable income, if any, with losses, or our tax liability with credits, before such losses and credits expire and therefore would incur larger federal income tax liability.

        In addition, it is possible that the prior public offerings of our stock, either on a standalone bases or when combined with future transactions, will cause us to undergo one or more additional ownership changes. In that event, we generally would not be able to use our pre-change loss or credit carryovers or certain built-in losses prior to such ownership change to offset future taxable income in excess of the annual limitations imposed by Sections 382 and 383 and those attributes already subject to limitations as a result of our prior ownership changes may be subject to more stringent limitations.

Risks Related to our Common Stock

If we fail to maintain the listing of our common stock with a U.S. national securities exchange, the liquidity of our common stock could be adversely affected.

        As previously announced by us, on January 2, 2013, we received a letter from the NASDAQ Stock Market notifying us that the minimum bid price per share for our common stock fell below $1.00 for a period of 30 consecutive business days and therefore we did not meet the minimum bid price requirement set forth in NASDAQ Listing Rule 5450(a)(1). We were provided 180 calendar days, or until July 1, 2013, to regain compliance with the minimum bid price requirement. We can regain compliance if at any time during the 180-day period the closing bid price of our common stock is at least $1.00 for a minimum of 10 consecutive business days.

        If we do not regain compliance with the minimum bid price rule by July 1, 2013, NASDAQ will provide written notification to us that our common stock will be delisted. At that time, we may appeal NASDAQ's delisting determination. Alternatively, we may be eligible for an additional grace period of 180 days if we satisfy all of the requirements, other than the minimum bid price requirement, for listing on the NASDAQ Capital Market set forth in NASDAQ Listing Rule 5505. We continue to monitor the closing bid price of our common stock and may, if appropriate, consider implementing available options to regain compliance with the minimum bid price requirement.

        If our common stock is delisted by NASDAQ, our common stock may be eligible to trade on the OTC Bulletin Board or another over-the-counter market. Any such alternative would likely result in it being more difficult for us to raise additional capital through the public or private sale of equity securities and for investors to dispose of, or obtain accurate quotations as to the market value of, our common stock. In addition, there can be no assurance that our common stock would be eligible for trading on any such alternative exchange or markets.

The trading price of the shares of our common stock could be highly volatile, and purchasers of our common stock could incur substantial losses.

        Our stock price is likely to be volatile. The stock market in general and the market for biotechnology companies in particular have experienced extreme volatility that has often been unrelated to the operating performance of particular companies. As a result of this volatility, investors may not be able to sell their common stock at or above the price at which it was purchased. The market price for our common stock may be influenced by many factors, including:

  •
  results of the development efforts involving our product candidates, those of our competitors or those of other companies in our market sector;

  •
  regulatory developments in the United States and foreign countries;

  •
  variations in our financial results or those of companies that are perceived to be similar to us;

  •
  changes in the structure of healthcare payment systems, especially in light of current reforms to the U.S. healthcare system;

  •
  announcements by us or our competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

  •
  market conditions in the pharmaceutical and biotechnology sectors and issuance of securities analysts' reports or recommendations;

  •
  sales of our stock by insiders and 5% stockholders;

  •
  general economic, industry and market conditions;

  •
  additions or departures of key personnel;

  •
  intellectual property, product liability or other litigation against us;

  •
  expiration or termination of our relationships with our collaborators; and

  •
  the other factors described in this "Risk Factors" section.

        In addition, in the past, stockholders have initiated class action lawsuits against biotechnology and pharmaceutical companies following periods of volatility in the market prices of these companies' stock. Such litigation, if instituted against us, could cause us to incur substantial costs and divert management's attention and resources, which could have a material adverse effect on our business, financial condition and results of operations.

Our quarterly operating results may fluctuate significantly.

        We expect our operating results to be subject to quarterly fluctuations. Our net loss and other operating results will be affected by numerous factors, including:

  •
  variations in the level of expenses related to our development programs;

  •
  addition or termination of clinical trials;

  •
  any intellectual property infringement lawsuit in which we may become involved;

  •
  regulatory developments affecting our product candidates;

  •
  our execution of any collaborative, licensing or similar arrangements, and the timing of payments we may make or receive under these arrangements; and

  •
  the achievement and timing of milestone payments under our existing strategic partnership agreements.

        If our quarterly operating results fall below the expectations of investors or securities analysts, the price of our common stock could decline substantially. Furthermore, any quarterly fluctuations in our operating results may, in turn, cause the price of our stock to fluctuate substantially.

Because a small number of our stockholders beneficially own a substantial amount of our common stock and have substantial control over us, your ability to influence corporate matters will be limited.

        As a result, such persons, acting together, will have the ability to control our management and affairs and substantially all matters submitted to our stockholders for approval, including the election and removal of directors and approval of any significant transaction. These persons will also have the ability to control our management and business affairs. This concentration of ownership may have the effect of delaying, deferring or preventing a change in control, impeding a merger, consolidation, takeover or other business combination involving us, or discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of our business, even if such a transaction would benefit other stockholders.

Anti-takeover provisions in our charter documents and under Delaware law could make an acquisition of us, which may be beneficial to our stockholders, more difficult and may prevent attempts by our stockholders to replace or remove our current management.

        Provisions in our amended and restated certificate of incorporation and amended and restated bylaws may delay or prevent an acquisition of us or a change in our management. These provisions include:

  •
  the prohibition on actions by written consent of our stockholders;

  •
  the limitation on who may call a special meeting of stockholders;

  •
  the establishment of advance notice requirements for nominations for election to our board of directors or for proposing matters that can be acted upon at stockholder meetings;

  •
  the ability of our board of directors to issue preferred stock without stockholder approval, which would increase the number of outstanding shares and could thwart a takeover attempt; and

  •
  the requirement of at least 75% of the outstanding common stock to amend any of the foregoing provisions.

        In addition, because we are incorporated in Delaware, we are governed by the provisions of Section 203 of the Delaware General Corporation Law, which limits the ability of stockholders owning in excess of 15% of our outstanding voting stock to merge or combine with us. Although we believe these provisions collectively provide for an opportunity to obtain greater value for stockholders by requiring potential acquirers to negotiate with our board of directors, they would apply even if an offer rejected by our board were considered beneficial by some stockholders. In addition, these provisions may frustrate or prevent any attempts by our stockholders to replace or remove our current management by making it more difficult for stockholders to replace members of our board of directors, which is responsible for appointing the members of our management.

We do not intend to pay dividends on our common stock and, consequently, your ability to achieve a return on your investment will depend on appreciation in the price of our common stock.

        We have never declared or paid any cash dividend on our common stock and do not currently intend to do so for the foreseeable future. We currently anticipate that we will retain future earnings for the development, operation and expansion of our business and do not anticipate declaring or paying any cash dividends for the foreseeable future. Therefore, the success of an investment in shares of our common stock will depend upon any future appreciation in their value. There is no guarantee that shares of our common stock will appreciate in value or even maintain the price at which our stockholders have purchased their shares.

The trading market in our common stock has been extremely limited and substantially less liquid than the average trading market for a stock quoted on The NASDAQ Global Market. Additionally, the public float of our common stock is approximately 78.2% of our outstanding shares of common stock, which substantially reduces the liquidity of our common stock and contributes to the limited trading volume for our common stock.

        Since our initial listing on The NASDAQ Global Market on April 1, 2011, the trading market in our common stock has been extremely limited and substantially less liquid than the average trading market for companies quoted on The NASDAQ Global Market. The quotation of our common stock on The NASDAQ Global Market does not assure that a meaningful, consistent and liquid trading market currently exists. We cannot predict whether a more active market for our common stock will develop in the future. An absence of an active trading market could adversely affect our stockholders' ability to sell our common stock at current market prices in short time periods, or possibly at all. Additionally, market visibility for our common stock may be limited and such lack of visibility may have a depressive effect on the market price for our common stock. Our executive officers, directors and affiliates, in the aggregate own approximately 21.8% of our outstanding shares of common stock, which adversely affects the liquidity of the trading market for our common stock, in as much as federal securities laws restrict sales of our shares by these stockholders. If our affiliates continue to hold their shares of common stock, there will be limited trading volume in our common stock, which may make it more difficult for investors to sell their shares or increase the volatility of our stock price.

Future sales of our common stock may cause our stock price to decline.

        If our existing stockholders sell, or indicate an intent to sell, substantial amounts of our common stock in the public market after legal restrictions lapse, the trading price of our common stock could decline significantly. Moreover, a relatively small number of our stockholders own large blocks of shares. We cannot predict the effect, if any, that public sales of these shares or the availability of these shares for sale will have on the market price of our common stock.

        As of December 31, 2012, we had outstanding exercisable options and outstanding warrants to purchase shares of common stock that, if exercised, will result in these additional shares becoming available for sale, subject in some cases to volume limitations. Shares subject to outstanding options under our equity incentive plans and shares reserved for future issuance under our equity incentive plans are eligible, and will become eligible, for sale in the public market, subject to certain legal and contractual limitations. If our existing stockholders sell substantial amounts of our common stock in the public market, or if the public perceives that such sales could occur, this could have an adverse impact on the market price of our common stock, even if there is no relationship between such sales and the performance of our business.

Failure to achieve and maintain effective internal controls in accordance with Section 404 of the Sarbanes-Oxley Act could have a material adverse effect on our ability to produce accurate financial statements and on our stock price.

        Pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, we are required to furnish a report by our management on our internal control over financial reporting beginning with the fiscal year covered by this Form 10-K. We have not been subject to these requirements in the past. The internal control report must contain (a) a statement of management's responsibility for establishing and maintaining adequate internal control over financial reporting, (b) a statement identifying the framework used by management to conduct the required evaluation of the effectiveness of our internal control over financial reporting, and (c) management's assessment of the effectiveness of our internal control over financial reporting as of the end of our most recent fiscal year, including a statement as to whether or not internal control over financial reporting is effective.

        To achieve compliance with Section 404 within the prescribed period, we are engaged in a process to document and evaluate our internal control over financial reporting, which is both costly and challenging. In this regard, we will have dedicated internal resources, engaged outside consultants and adopted a detailed work plan to (a) assess and document the adequacy of internal control over financial reporting, (b) take steps to improve control processes where appropriate, (c) validate through testing that controls are functioning as documented, and (d) implement a continuous reporting and improvement process for internal control over financial reporting. Though smaller reporting companies are not required to have their external auditors test internal controls or provide an attestation report on internal control over financial reporting, management will still need to do its assessment and there is a risk that we will not be able to conclude within the prescribed time frame that our internal control over financial reporting is effective as required by Section 404. This could result in an adverse reaction in the financial markets due to a loss of confidence in the reliability of our financial statements.

If securities or industry analysts do not publish research or reports or publish unfavorable research or reports about our business, our stock price and trading volume could decline.

        The trading market for our common stock will depend in part on the research and reports that securities or industry analysts publish about us, our business, our market or our competitors. We have limited research coverage by securities and industry analysts and may not maintain such coverage or obtain research coverage by additional securities and industry analysts. If we do not maintain such existing coverage, and additional securities or industry analysts do not commence coverage of our company, the trading price for our stock would be negatively impacted. If one or more of the analysts who covers us downgrades our stock, our stock price would likely decline. If one or more of these analysts ceases to cover us or fails to regularly publish reports on us, interest in our stock could decrease, which could cause our stock price or trading volume to decline.

Item 1B.    Unresolved Staff Comments

        None.

Item 2.    Properties

        Since December 1, 2011, our corporate headquarters and clinical development operations have been located in 8,126 square feet of office space located at 5001 South Miami Boulevard, Durham, North Carolina under a lease that commenced on December 1, 2011 and will terminate on January 31, 2015. We have an option to renew the lease term for an additional 12 months at the prevailing rental rate at the end of the term and the right of first offer on additional space located on the property's third floor.

        Our research operations are based in Sherbrooke, Quebec, where we lease approximately 7,323 square feet of office and laboratory space. The lease on these offices and laboratories expires in June 2013.

        We believe that our facilities are suitable and adequate for our current needs and that suitable additional or alternative space will be available in the future on commercially reasonable terms.

Item 3.    Legal Proceedings

        We are not currently subject to any material legal proceedings.

Item 4.    Mine Safety Disclosures

        Not applicable.

PART II.

ITEM 5.    Market For Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

        Our common stock began trading on the NASDAQ Global Market under the symbol "TZYM" on April 4, 2011. The following table details the high and low sales prices for the common stock as reported by The NASDAQ Global Market for the periods indicated.

	Price Range
	High	Low
Fiscal year ending December 31, 2011
2nd Quarter (beginning April 2, 2011)	$5.70	$3.81
3rd Quarter	$4.81	$2.38
4th Quarter	$3.84	$2.40
Fiscal year ending December 31, 2012
1st Quarter	$5.64	$2.70
2nd Quarter	$3.98	$2.66
3rd Quarter	$5.16	$3.93
4th Quarter	$4.75	$0.54

        On January 2, 2013, the Nasdaq Stock Market or 'NASDAQ' notified us that we no longer comply with NASDAQ Listing Rule 5450(a)(1), or the Minimum Bid Price Rule, as the bid price of the our common stock closed below the minimum $1.00 per share for the 30 consecutive business days prior to the date of the letter. In accordance with NASDAQ Listing Rule 5810(c)(3)(A), we will be provided an initial grace period of 180 days, or until July 1, 2013, to regain compliance with the Minimum Bid Price Rule. We may regain compliance with the Minimum Bid Price Rule if the bid price of our common stock closes at or above $1.00 per share for a minimum of 10 consecutive business days at any time before July 1, 2013. The NASDAQ notification has no effect at this time on the listing of our common stock on the NASDAQ Global Market.

        If we do not regain compliance with the Minimum Bid Price Rule by July 1, 2013, NASDAQ will provide written notification to us that our common stock will be delisted. At that time, we may appeal NASDAQ's delisting determination to a NASDAQ Listing Qualifications Panel. Alternatively, we may be eligible for an additional grace period of 180 days if it satisfies all of the requirements, other than the minimum bid price requirement, for listing on the NASDAQ Capital Market set forth in NASDAQ Listing Rule 5505.

        We intend to monitor the bid price of our common stock between now and July 1, 2013 and may, if appropriate, consider implementing available options to regain compliance with the Minimum Bid Price Rule.

        On March 27, 2013, the last trading day prior to March 28, 2013, the closing price for our common stock as reported by the NASDAQ Global Market was $0.53. We paid no cash dividends in 2012. We currently intend to retain all of our future earnings to finance the growth and development of our business and do not anticipate paying any cash dividends in the foreseeable future.

Comparative Stock Performance Graph

        The following graph illustrates a comparison of the total cumulative stockholder return on our common stock for the twenty two month period ended December 31, 2012, to two indices: the NASDAQ Composite Index and the NASDAQ Biotechnology Index. The graph assumes an initial investment of $100 on April 4, 2011, in our common stock, the stocks comprising the NASDAQ

Composite Index, and the stocks comprising the NASDAQ Biotechnology Index. Historical stockholder return is not necessarily indicative of the performance to be expected for any future periods.

COMPARISON OF 20 MONTH CUMULATIVE TOTAL RETURN*
Among Tranzyme Inc, the NASDAQ Composite Index, and the NASDAQ Biotechnology Index

Holders of Record

        As of March 21, 2013, there were approximately 41 holders of record of our common stock.

Dividends

        We have not paid any cash dividends on our common stock since inception and do not anticipate paying cash dividends in the foreseeable future and any future indebtedness that we may incur could preclude us from paying dividends.

Securities Authorized for Issuance under Equity Compensation Plans

        Information about our equity compensation plans is incorporated herein by reference to Item 12 of Part III of this Annual Report on Form 10-K.

ITEM 6.    Selected Financial Data

        The following selected financial data have been derived from our audited financial statements and should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the financial statements and notes thereto appearing elsewhere in this

Annual Report on Form 10-K. The information set forth below is historical and is not necessarily indicative of our results of future operations.

	Year Ended December 31,
	2012	2011	2010	2009	2008
	(in thousands, except per share data)
Statement of Comprehensive Income Data:
Revenue:
Licensing and royalty revenue	$5,247	$6,940	$6,094	$617	$357
Research revenue	3,200	3,227	2,444	111	—

Total revenue	8,447	10,167	8,538	728	357
Operating expenses:
Research and development	20,980	24,884	10,081	7,336	19,057
General and administrative	6,561	6,028	3,872	3,377	3,323

Total operating expenses	27,541	30,912	13,953	10,713	22,380

Operating loss	(19,094)	(20,745)	(5,415)	(9,985)	(22,023)
Interest expense, net	(2,377)	(1,589)	(1,493)	(1,503)	(279)
Other income (expense), net	(1,373)	126	(392)	314	486

Net loss	$(22,844)	$(22,208)	$(7,300)	$(11,174)	$(21,816)

Net loss per share—basic and diluted	$(0.90)	$(1.22)	$(52.08)	$(79.70)	$(155.62)

Shares used to compute net loss per share—basic and diluted	25,465,978	18,140,863	140,192	140,192	140,192

	Year Ended December 31,
	2012	2011	2010	2009	2008
	(in thousands)
Balance Sheet Data:
Cash and cash equivalents	$15,319	$40,930	$17,373	$14,373	$7,590
Working capital (deficit)	13,469	34,208	8,156	(9,361)	(1,103)
Total assets	17,528	44,711	21,594	16,050	9,459
Notes payable	—	10,972	12,805	5,242	6,261
Convertible shareholder notes payable	—	—	—	15,807	5,086
Accumulated deficit	(129,474)	(106,630)	(84,422)	(77,122)	(65,948)
Total stockholders' equity (deficit)	14,274	24,482	(5,939)	(17,441)	(6,124)

Item 7.    Management's Discussion and Analysis of Financial Condition and Results of Operations

        The following discussion and analysis of our financial condition and results of operations should be read in conjunction with "Item 8. Financial Statements and Supplementary Data" included below in this Annual Report on Form 10-K.

 Overview

        Tranzyme Pharma is a biopharmaceutical company focused on discovering, developing and commercializing novel, mechanism-based therapeutics. All of our product candidates have been discovered by our scientists using our proprietary chemistry technology platform, MATCH (Macrocyclic Template Chemistry), which enables us to construct synthetic libraries of drug-like, macrocyclic compounds in a predictable and efficient manner. We have first-in-class product candidates and a strong drug discovery platform, and have pursued a licensing strategy with collaborators whose capabilities complement our own.

        In March 2012, following the receipt of the results of the two Phase 3 trials, both of which failed to meet their primary and secondary endpoints, we stopped development and regulatory activities for ulimorelin.

        In December 2012, we stopped enrollment and further clinical development of our product candidate TZP-102, being evaluated in diabetic patients with gastroparesis, following the results of two trials, both of which failed to show superiority over placebo.

        We were incorporated in Delaware on January 12, 1998. On December 17, 2003, we entered into a business combination with Neokimia Inc., a Quebec, Canada-based chemistry company which now operates under the name Tranzyme Pharma Inc., or Tranzyme Pharma. Tranzyme Pharma is a wholly-owned subsidiary and owns substantially all of our intellectual property and conducts our preclinical research.

        We have devoted substantially all of our resources to our drug discovery efforts which consist of research and development activities, clinical trials for our product candidates, the general and administrative support of these operations and intellectual property protection and maintenance. To date, we have funded our operations principally through private placements of our common stock, preferred stock and convertible debt; bank and other lender financings; and through payments received under collaborative licensing arrangements with Norgine B.V., or Norgine, and Bristol-Myers Squibb Company, or BMS, raising an aggregate of approximately $140.0 million. In April 2011, we completed an initial public offering, or IPO, of our common stock pursuant to a Registration Statement on Form S-1 (File No. 333-170749) raising an aggregate of $51.4 million in net proceeds. In September 2012, we completed a follow-on offering of our common stock pursuant to a Registration Statement on Form S-3 (File No. 333-181215) raising an aggregate of $10.6 million in net proceeds.

        We have incurred significant losses since our inception. As of December 31, 2012, our accumulated deficit was approximately $129.5 million. We expect to incur significant operating losses over the next several years as we continue to develop our pre-clinical product candidates, pursue other strategic opportunities and operating as a public company.

Strategic Partnerships

        Norgine, B.V.    In June 2010, we entered into a license agreement with Norgine, a leading, GI-focused European specialty pharmaceutical company, to co-develop and commercialize ulimorelin in licensed territories that include Europe, Australia, New Zealand, Middle East, North Africa and South Africa. Under the terms of the agreement, we received a nonrefundable, upfront license fee of $8.0 million. The $8.0 million nonrefundable up-front payment was deferred and was being recognized on a straight-line basis over 31 months, through December 31, 2012, the estimated period of time over which our involvement in the collaboration was a substantive performance obligation. In addition, Norgine purchased 1,047,120 shares of our Series B convertible preferred stock for $1.91 per share, resulting in total net proceeds of approximately $2.0 million. Upon closing of our IPO in 2011, these shares converted into 149,588 shares of our common stock.

        Under the agreement, Norgine shared the cost of our Phase 3 clinical trials and the cost of procuring clinical manufacturing supply for the trials. Each party was solely responsible for managing and covering the cost of regulatory filings in its own territories. In addition, each party was solely responsible for the cost of any special studies required for regulatory approval specific to its own territory. Costs for development services provided under the agreement are expensed as incurred. Reimbursement of expenses under this agreement are offset against costs as incurred. We recognized a reduction in research and development expenses of $404,000 and $2.5 million as a result of payments received for cost-sharing activities under this agreement for the years ended December 2012 and 2011, respectively.

        In 2012, following the receipt of the results of the two Phase 3 trials, both of which failed to meet their primary and secondary endpoints, we stopped development and regulatory activities for ulimorelin. On July 19, 2012, we received notice of termination of the license agreement with Norgine. The termination became effective on October 19, 2012. As a result of the termination agreement, all rights and licenses granted under the agreement by us to Norgine terminated and reverted to us as of the effective date of the termination. We incurred no termination penalties as result of the termination of the agreement.

        Bristol-Myers Squibb Company.    In December 2009, we entered into a collaboration agreement with BMS to discover, develop and commercialize additional novel compounds discovered using our MATCH technology platform, other than our product candidates and internal programs, against a limited number of targets of interest to BMS. Under the terms of the agreement, BMS was funding our early lead discovery efforts on these targets. BMS will be solely responsible for preclinical and clinical development of all product candidates arising from the collaboration and, if successful products are developed, for their commercialization globally. As part of the agreement, we received a $10.0 million nonrefundable upfront license fee. The $10.0 million nonrefundable upfront license fee was deferred and was being recognized on a straight-line basis over thirty months, the estimated initial research and collaboration period of the agreement. In September 2011, BMS extended the collaboration agreement for an additional six-month period and we changed the amortization period for the remaining unamortized upfront payment from 30 months to 36 months. In April 2012, BMS further extended the research collaboration for an additional three-month period through September 2012, and we further extended the amortization period for the remaining upfront payment from 36 months to 39 months, through March 31, 2013, the estimated period of time over which our involvement in the collaboration is a substantive performance obligation. In September 2012, BMS further extended the research collaboration for an additional three-month period through December 2012, and we further extended the amortization period for the remaining upfront payment from 39 months to 42 months, through June 30, 2013, the estimated period of time over which our involvement in the collaboration is a substantive performance obligation. As of December 31, 2012, we have not received any milestone or royalty payments, and we are not certain if and when we will be eligible for such payments in the future.

        The agreement provided for up to $6.0 million in research funding, payable in quarterly installments, over the initial two-year research program to support personnel related expenses, laboratory supplies and equipment to support the discovery efforts. Up to $2.5 million in research funding was provided during the six-month extension period and $600,000 in funding was provided during the three-month extension period through September 30, 2012. Up to $375,000 in funding was provided during the three-month extension period through December 31, 2012. We recognized revenue for reimbursement of research costs under this agreement of $3.2 million for each of the years ended December 31, 2012 and 2011.

        On Jan. 4, 2013, we announced the successful completion of our chemistry-based drug discovery collaboration with BMS. As a result of the joint research efforts, Tranzyme has transferred compounds to BMS for further development across multiple drug targets. As part of the collaboration agreement, we may receive up to approximately $80.0 million in additional development milestone payments, and $30.0 million in sales milestone payments, for each target program if development and regulatory milestones, or commercial milestones, respectively, are achieved. In addition, we would receive graduated single-digit percentage royalties on sales of commercialized products.

        Open Biosystems, Inc.    In October 2005, we entered into a license and marketing agreement whereby Open Biosystems, Inc. acquired a worldwide royalty-bearing license to certain of our intellectual property unrelated to our product candidates and MATCH drug discovery technology. The agreement provides for royalty revenue on annual net sales at rates ranging from mid-single digits to 20 percent based on sales by licensed product category or, through 2010, minimum annual royalties if greater than earned, until the expiration date of the last-to-expire licensed patent or 12 years, whichever occurs last. We have recognized royalty revenue from this agreement of $262,000, and $211,000 for the years ended December 31, 2012, and 2011, respectively.

Financial Operations Overview

Revenues

        Our revenue consists primarily of licensing and royalty revenue as well as research revenue, which consists of fees for research services from license or collaboration agreements. The upfront licensing fees received pursuant to our license agreements are deferred and are being recognized in licensing and royalty revenue on a straight-line basis over a period which represents the estimated period of time over which our involvement in the collaboration represents a substantive performance obligation. These fees under our collaboration agreement with BMS are being recognized over a 42 month period, through June 2013, the estimated period of time over which our involvement in the collaboration is a substantive performance obligation. Upfront licensing fees under our license agreement with Norgine were recognized over 31 months. Revenue for research services provided under our collaboration agreement with BMS is recognized in research revenue as such services are performed. Royalty revenue from our agreement with Open Biosystems, Inc. is recognized in licensing and royalty revenue as applicable products are sold.

        In the future, we may generate revenue from product sales, upfront licensing fees and milestone payments from collaborations, and royalties from the sale of products commercialized under licenses of our intellectual property. We do not expect to generate any significant revenue unless or until we commercialize our product candidates or reach milestones contained in our collaboration agreements. We expect that our revenue will fluctuate from quarter to quarter as a result of the timing and amount of licensing and milestone payments received, research and development reimbursements for collaborative agreements, and other payments received from partnerships. If we fail to complete the development of our product candidates in a timely manner or obtain regulatory approval for them, our ability to generate future revenue from product sales and milestones payments or royalties from product sales may adversely affect our results of operations and financial position.

  Research and Development

        We expense research and development costs as they are incurred. Research and development expenses consist of expenses incurred in the discovery and development of our product candidates, and primarily include:

  •
  expenses, including salaries, benefits and non-cash share-based compensation expenses for research and development personnel;

  •
  expenses incurred under third party agreements with contract research organizations, or CROs, investigative sites and consultants in conducting clinical trials;

  •
  costs of acquiring and manufacturing clinical trial supplies;

  •
  costs associated with our discovery efforts and preclinical activities;

  •
  costs associated with non-clinical activities and regulatory submissions; and

  •
  costs associated with the maintenance and protection of our intellectual property.

        Direct development expenses and certain indirect overhead expenses associated with our research and development activities are allocated to our product candidates. The allocation of indirect overhead is based on management's estimate of the use of such resources on a program-by-program basis. Indirect costs related to our research and development activities that are not allocated to a product candidate, including salaries and benefits for our clinical development personnel, and costs associated with the development of our preclinical product candidates and in support of our discovery collaboration are included in "Other research and development expenses" in the table below.

        The following table presents our research and development expenses for the periods indicated (in thousands):

	Years ended December 31,
	2012	2011	2010
ulimorelin	$4,314	$10,483	$1,407
TZP-102	9,453	6,866	4,408
Other research and development expenses	7,213	7,495	4,266

	$20,980	$24,844	$10,081

        We expect to fund our research and development expenses from our current cash and cash equivalents, from cost-sharing reimbursement payments received from collaboration agreements, if any, and potentially, additional financing transactions or collaboration arrangements.

        Operating losses may be incurred over the next several years as we commence the development and seek regulatory approval for our pre-clinical product candidates or other product candidates. At this time, we cannot reasonably estimate or know the nature, specific timing and estimated costs of the efforts that will be necessary to complete the development of our product candidates, or the period, if any, in which material net cash inflows may commence from our product candidates. This is due to the numerous risks and uncertainties associated with developing our product candidates, including:

  •
  the progress, costs, results of and timing of future clinical trials of any of our pre-clinical product candidates;

  •
  the costs and timing of obtaining regulatory approval in the United States and abroad for our product candidates;

  •
  the costs of obtaining, maintaining and enforcing our patents and other intellectual property rights globally;

  •
  the costs and timing of obtaining or maintaining manufacturing for our product candidates, including commercial manufacturing if any of our product candidates is approved;

  •
  the costs and timing of establishing sales and marketing capabilities in selected markets; and

  •
  the terms and timing of establishing collaborations, license agreements and other partnerships on terms favorable to us.

        Our expenses related to clinical trials are based on estimates of the services received and efforts expended pursuant to contracts with multiple research institutions and clinical research organizations that conduct and manage clinical trials on our behalf. The financial terms of these agreements are subject to negotiation and vary from contract to contract and may result in uneven payment flows. Generally, these agreements provide a fixed fee or unit price for services performed. Payments under the contracts depend on factors such as the successful enrollment of patients or the achievement of clinical trial milestones. Expenses related to clinical trials generally are accrued based on services performed at contractual amounts and the achievement of milestones such as number of patients enrolled. If timelines or contracts are modified based upon changes to the clinical trial design or scope of work to be performed, we modify our estimates of accrued expenses accordingly on a prospective basis. A change in the outcome of any of these variables with respect to the development of a product candidate could result in a significant change in the costs and timing associated with the development of that product candidate.

  General and Administrative

        General and administrative expenses consist primarily of compensation for employees in executive and administrative functions including non-cash, share-based compensation expense, costs associated with our corporate infrastructure, and professional fees for business development, commercialization activities and market research, accounting and legal services.

        We anticipate that our general and administrative expenses in 2013 will approximate 2012 general and administrative expenses primarily due to costs of operating as a public company including costs associated with evaluating strategic opportunities, regulatory compliance, corporate governance, insurance and consulting fees for our legal and accounting activities.

  Other Income (Expense), Net

        Interest income consists of interest earned on our cash and cash equivalents.

        Interest expense to date has consisted primarily of interest expense on convertible notes payable and long-term debt and the amortization of debt discounts and debt issuance costs. We amortize debt issuance costs over the life of the notes which are reported as interest expense in our statements of comprehensive income.

        Other income and expense to date has primarily consisted of costs incurred from extinguishment of debt, changes in the fair value of our warrant liability and gains and losses on foreign currency transactions primarily from purchases made by Tranzyme Pharma.

Critical Accounting Policies and Significant Judgments and Estimates

        Our management's discussion and analysis of financial condition and results of operations is based on our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States, or GAAP. The preparation of our financial statements requires us to make estimates and judgments that affect the reported amounts of assets and liabilities and the disclosure of any contingent assets and liabilities at the date of the financial statements, as well as reported revenue and expenses during the reporting periods. On an ongoing basis, we evaluate our estimates and judgments. We base our estimates on our historical experience and on various other assumptions that we believe to be reasonable under the circumstances. These estimates and assumptions form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Our actual results may differ materially from these estimates under different assumptions or conditions.

        While our significant accounting policies are described in more detail in Note 2 of our consolidated financial statements, we believe the following accounting policies to be critical to the judgments and estimates used in the preparation of our consolidated financial statements.

  Revenue Recognition

        Our revenues consist primarily of licensing and royalty revenue as well as research revenue, which consist of fees for research services from license or collaboration agreements. The terms of these collaboration agreements typically include payment to us of one or more of the following: non-refundable, upfront payments, payments and reimbursements of research and/or development efforts and activities, contingent milestone payments and royalties on product sales.

        When evaluating multiple element arrangements, we consider whether the components of the arrangement represent separate units of accounting. This evaluation requires subjective determinations and requires management to make judgments about the fair value of the individual elements and whether such elements are separable from the other aspects of the contractual relationship. If we determine the arrangement constitutes a single unit of accounting, revenue will be recognized as a combined unit for the entire arrangement. The consideration for the arrangement is allocated to the separate units of accounting based on their relative fair values.

        We typically receive upfront, nonrefundable payments when licensing our intellectual property in conjunction with a research and development agreement. We believe that these payments generally are not separable from the activity of providing research and development services because the license does not have stand-alone value separate from the research and development services that we provide under our agreements. Accordingly, we account for these elements as one unit of accounting and recognize upfront, nonrefundable payments as licensing and royalty revenue on a straight-line basis over the estimated period of time over which our involvement represents a substantive performance obligation, which is typically the term of our research and development obligations. If we cannot reasonably estimate when our performance obligation ends, then revenue is deferred until we can reasonably estimate when the performance obligation ends. As a result, we often are required to make estimates regarding drug development and commercialization timelines for compounds being developed pursuant to a strategic collaboration agreement. Because the drug development process is lengthy and our strategic collaboration agreements typically cover activities over several years, this approach has resulted in the deferral of significant amounts of revenue into future periods. In addition, because of the many risks and uncertainties associated with the development of drug candidates, our estimates regarding the period of performance may change in the future. Any change in our estimates could result in substantial changes to the period over which the revenues from upfront payments are recognized. To date, we have had no material changes to our estimated periods of continuing involvement under our existing strategic collaboration agreements. Also, royalty revenue resulting from applicable licensing agreements is recognized in licensing and royalty revenue as applicable licensed products are sold.

        Our strategic partnership agreements may also contain contingent milestone payments. At the inception of each agreement that includes contingent milestone payments, we evaluate whether the contingencies underlying each milestone are substantive and at risk to both parties, specifically reviewing factors such as the scientific and other risks that must be overcome to achieve the milestone, as well as the level of effort and investment required. Revenues from milestones, if they are nonrefundable, are recognized upon successful accomplishment of the milestones if all of the following conditions are met: (i) achievement of the milestone event was not reasonably assured at the inception of the arrangement; (ii) substantive effort is involved to achieve the milestone event; and (iii) the amount of the milestone payment appears reasonable in relation to the effort expended, the other milestone payments in the arrangement and the related risk associated with the achievement of the milestone event. If any of these conditions are not met, the milestone payment is deferred and is recognized on a straight-line basis over the remaining performance obligation milestone. Payments received or reasonably assured after performance obligations are fully met are recognized in licensing and royalty revenue as earned.

        Because the recognition of a substantive milestone under a collaboration agreement typically requires the completion of a number of activities conducted over a significant period of time, the expenses related to achieving the milestone often are incurred prior to the period in which the milestone payment is recognized. When we do achieve milestones that we consider substantive under any of our collaborations, we may experience significant fluctuations in our licensing and royalty revenues from quarter-to-quarter and year-to-year depending on the timing of achieving such substantive milestones.

        Our collaboration agreements may also include payment for research and development services provided by us on a contractual rate and direct expense basis. We record such payments as research revenue in accordance with the agreements when we act as principal in the transaction. In addition, certain of our collaboration agreements contain cost-sharing provisions for development activities. Reimbursable amounts received under these provisions are reflected as a reduction of research and development expense.

  Research and Development Expenses

        We expense all research and development expenses as incurred including expenses incurred under our cost-sharing collaboration. Research and development expenses include costs incurred in performing research and development activities; personnel related expenses including share-based compensation expense; laboratory and clinical supplies; facilities expenses; overhead expenses; and fees for contractual services, including preclinical studies, clinical trials and clinical manufacturing expenses. We estimate clinical trial expenses based on the services received pursuant to contracts with research institutions and contract research organizations, or CROs, that conduct and manage clinical trials on our behalf. We accrue service fees based on work performed, which relies on estimates of total costs incurred based on milestones achieved, patient enrollment and other events. The majority of our service providers invoice us in arrears, and to the extent that amounts invoiced differ from our estimates of expenses incurred, we accrue for additional costs. The financial terms of these agreements vary from contract to contract and may result in uneven expenses and cash flows. To date, we have not experienced any events requiring us to make material adjustments to our accruals for service fees. If we do not identify costs that we incurred or if we underestimate or overestimate the level of services performed, our actual expenses could differ from our estimates which could materially affect our results of operations. Adjustments to our accruals are recorded as changes in estimates become evident. In addition to accruing for expenses incurred, we may also record payments made to service providers as prepaid expenses that we will recognize as expense in future periods as services are rendered.

  Share-based Compensation Expense

        We record share-based awards to employees, including stock options, at their fair value as of the grant date and recognize expense on a straight-line basis over the employee's requisite service period, which is generally the vesting period of the award. Share-based payment transactions with nonemployees are measured using either the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. In the case of equity instruments for which the number of shares or other specific terms are not measurable at the time of issuance, we determine whether a measurement date has occurred, and once a measurement date has been determined, we estimate the fair value of the equity instrument granted to the nonemployee using the Black-Scholes valuation model. The measurement of nonemployee share-based compensation is subject to periodic adjustments as the underlying equity instruments vest and is recognized as an expense over the term of the related financing or the period over which services are received.

        We calculate the fair value of share-based compensation awards using the Black-Scholes option-pricing model. The Black-Scholes option-pricing model requires the input of subjective assumptions, including stock price volatility and the expected life of stock options. We do not have sufficient history to estimate the volatility of our common stock price or the expected life of our options. We calculate expected volatility based on reported data for selected reasonably similar publicly traded companies, or guideline peer group, for which the historical information is available. We will continue to use the guideline peer group volatility information until the historical volatility of our common stock is relevant to measure expected volatility for future option grants. The assumed dividend yield is based on our expectation that we will not pay dividends in the foreseeable future. We determine the average expected life of stock options according to the "simplified method" as described in Staff Accounting Bulletin 110, which is the mid-point between the vesting date and the end of the contractual term. We determine the risk-free interest rate by reference to implied yields available from five-year and seven-year U.S. Treasury securities with a remaining term equal to the expected life assumed at the date of grant. We estimate forfeitures based on our historical analysis of actual stock option forfeitures. The assumptions used in the Black-Scholes option-pricing model for the years ended December 31, 2012 and 2011 are set forth in Note 9 to our consolidated financial statements.

        There is a high degree of subjectivity involved when using option-pricing models to estimate share-based compensation. There is currently no market-based mechanism or other practical application to verify the reliability and accuracy of the estimates stemming from these valuation models, nor is there a means to compare and adjust the estimates to actual values. Although the fair value of employee stock-based awards is determined using an option-pricing model, that value may not be indicative of the fair value that would be observed in a market transaction between a willing buyer and willing seller. If factors change and we employ different assumptions when valuing our options, the compensation expense that we record in the future may differ significantly from what we have historically reported.

        For the options granted during the year ended December 31, 2010, our board of directors estimated the fair value for our common stock, with input from management. Given the absence of an active market for our common stock, our board of directors determined the fair value of our common stock on the date of grant based on several factors, including:

  •
  our stage of development and business strategy;

  •
  the price per share at which our convertible preferred stock was issued to investors and the rights, preferences and privileges of the preferred stock relative to the common stock;

  •
  our financial condition and book value;

  •
  economic and competitive elements affecting us, our industry and our target markets;

  •
  our projected operating results;

  •
  a comparative analysis of our financial condition and operating results with those of publicly-owned companies engaged in similar lines of business;

  •
  the current and historical relationship between the reported stock prices and revenue and earning levels of selected publicly traded companies engaged in similar lines of business;

  •
  important developments relating to the results of our clinical trials; and

  •
  the likelihood of achieving a liquidity event for our outstanding shares of stock.

        For the options granted during the years ended December 31, 2012 and 2011, the exercise price of stock options is equal to the closing market price of the underlying common stock on the grant date.

Results of Operations

Comparison of the Years Ended December 31, 2012 and 2011

  Revenues

        The following table summarizes our revenues for the years ended December 31, 2012 and 2011 (in thousands, except percentages):

	Year Ended December 31,
			Increase (Decrease)	% Increase (Decrease)
	2012	2011
Licensing and royalties	$5,247	$6,940	$(1,693)	(24)%
Research revenue	3,200	3,227	(27)	(1)%

Total	$8,447	$10,167	$(1,720)	(17)%

        Total revenues were $8.4 million for the year ended December 31, 2012 as compared to $10.2 million for the year ended December 31, 2011. The decrease in licensing and royalty revenues for the year ended December 31, 2012, was primarily due to an increase in the amortization period for our upfront licensing fee, pursuant to our collaboration with BMS from 36 months as of December 31, 2011 to 42 months as of December 31, 2012. Research revenue for the years ended December 31, 2012 and 2011, was primarily from reimbursable expenses for our collaboration agreement with BMS including personnel costs (FTEs) and laboratory supplies.

  Research and Development Expenses

        The following table summarizes our research and development expenses for the years ended December 31, 2012 and 2011 (in thousands, except percentages):

	Year Ended December 31,
			Increase (Decrease)	% Increase (Decrease)
	2012	2011
Research and development expenses	$20,980	$24,884	$(3,904)	(16)%

        Research and development expenses were $21.0 million for the year ended December 31, 2012, a decrease of $3.9 million, as compared to $24.9 million for the year ended December 31, 2011. The 16% decrease in research and development expenses during the year ended December 31, 2012 was primarily due to a decrease expenses incurred for our Phase 3 clinical trials and registration campaign for ulimorelin offset by an increase and our Phase 2b clinical trial expenses for TZP-102. Costs related to ulimorelin activities resulted in a decrease in research and development expenses of approximately $6.2 million, including costs associated with the conduct of the clinical trials and manufacturing of drug substance and drug product in support of the registration effort. Costs related to TZP-102 activities resulted in an increase clinical trial expenses of approximately $2.6 million for our two Phase 2b trials. Other research and development costs decreased $300,000 primarily due to a decrease in other early stage discovery activities.

  General and Administrative Expenses

        The following table summarizes our general and administrative expenses for the years ended December 31, 2012 and 2011 (in thousands, except percentages):

	Year Ended December 31,
			Increase (Decrease)	% Increase (Decrease)
	2012	2011
General and administrative	$6,561	$6,028	$533	9%

        General and administrative expenses were $6.5 million for the year ended December 31, 2012, an increase of $500,000, as compared to $6.0 million for the year ended December 30, 2011. The 9% increase in general and administrative expenses was due primarily to an increase in personnel related expenses including non-cash compensation for stock options and an increase in expenses related to our corporate governance activities including directors and officers insurance and fees.

  Other Income (Expense), Net

        The following table summarizes our other expense for the years ended December 31, 2012 and 2011 (in thousands, except percentages):

	Year Ended December 31,
			Increase (Decrease)	% Increase (Decrease)
	2012	2011
Interest expense, net	$(2,377)	$(1,589)	$788	50%
Other (expense) income	(1,373)	126	1,499	1,190%

Total	$(3,750)	$(1,463)	$2,287	156%

        The increase in interest expense, net for the period was primarily due to an increase in interest expense for our notes payable. The increase in other expense for the period was primarily due to a loss on extinguishment of debt for repayment of our term loan.

Comparison of the Years Ended December 31, 2011 and 2010

  Revenues

        The following table summarizes our revenues for the years ended December, 2011 and 2010 (in thousands, except percentages):

	Year Ended December 31,
			Increase (Decrease)	% Increase (Decrease)
	2011	2010
Licensing and royalties	$6,940	$6,094	$846	14%
Research revenue	3,227	2,444	783	32%

Total	$10,167	$8,538	$1,629	19%

        Total revenues were $10.2 million for the year ended December 31, 2011 as compared to $8.5 million for the year ended December 31, 2010. The increase in licensing and royalty revenues for the year ended December 31, 2011 was primarily due to 12 months of amortization for the upfront licensing fee received in June 2010, pursuant to our collaboration agreement with Norgine, as compared to six months of amortization in 2010. The increase in research revenue was primarily due to an increase in reimbursable expenses for our collaboration agreement with BMS including personnel costs (FTEs) and laboratory supplies.

  Research and Development Expenses

        The following table summarizes our research and development expenses for the years ended December 31, 2011 and 2010 (in thousands, except percentages):

	Year Ended December 31,
			Increase (Decrease)	% Increase (Decrease)
	2011	2010
Research and development expenses	$24,884	$10,081	$14,803	147%

        Research and development expenses were $24.9 million for the year ended December 31, 2011, an increase of $14.8 million, as compared to $10.0 million for the year ended December 31, 2010. The 147% increase in research and development expenses during the year ended December 31, 2011 was primarily due to expenses incurred for our Phase 3 clinical trials and registration campaign for ulimorelin and our Phase 2b clinical trial for TZP-102. Costs related to ulimorelin activities resulted in an increase in research and development expenses of approximately $9.1 million, including costs associated with the conduct of the clinical trials and manufacturing of drug substance and drug product in support of the registration effort. Costs related to TZP-102 activities resulted in an increase in clinical trial expenses of approximately $2.5 million, including costs for start-up activities related to the trial. Other research and development costs increased $3.2 million including personnel costs and other infrastructure expenses related to our discovery activities under the BMS agreement.

  General and Administrative Expenses

        The following table summarizes our general and administrative expenses for the years ended December 31, 2011 and 2010 (in thousands, except percentages):

	Year Ended December 31,
			Increase (Decrease)	% Increase (Decrease)
	2011	2010
General and administrative	$6,028	$3,872	$2,156	56%

        General and administrative expenses were $6.0 million for the year ended December 31, 2011, an increase of $2.2 million, as compared to $3.9 million for the year ended December 30, 2010. The 56% increase in general and administrative expenses was due primarily to an increase in personnel related expenses including non-cash compensation for stock options and an increase in expenses related to our pre-commercialization activities and corporate governance activities including director and officer insurance and fees.

  Other Income (Expense), Net

        The following table summarizes our other expense for the years ended December 31, 2011 and 2010 (in thousands, except percentages):

	Year Ended December 31,
			Increase (Decrease)	% Increase (Decrease)
	2011	2010
Interest expense	$(1,589)	$(1,493)	$96	6%
Other income (expense)	126	(392)	(518)	(132)%

Total	$(1,463)	$(1,885)	$(422)	(22)%

        The increase in interest expense, net for the period was primarily due to an increase in interest expense for our notes payable. The decrease in other expense for the period was primarily due to a loss on extinguishment of debt in 2010 and reduction in losses for foreign currency transactions incurred by our Canadian subsidiary for the year ended December 31, 2011 as compared to the year ended December 31, 2010.

Liquidity and Capital Resources

  Sources of Liquidity

        We have incurred losses since our inception and we anticipate that we will continue to incur losses for at least the next several years. Historically, we have financed our operations primarily through private placements of common stock and convertible preferred stock, issuance of convertible promissory notes to our stockholders, upfront payments from strategic partnerships, bank, other lender financing and development grants from governmental authorities and our public offerings of common stock. As of December 31, 2012, we had $15.3 million in cash and cash equivalents. Cash in excess of immediate requirements is invested in accordance with our investment policy primarily with a view to liquidity and capital preservation. As of December 31, 2012, our cash and cash equivalents funds are invested in money market funds which, are currently providing only a minimal return.

        On April 6, 2011, we completed an initial public offering of our common stock pursuant to a Registration Statement that was declared effective on April 1, 2011. We sold 13,500,000 shares of our common stock, at a price to the public of $4.00 per share yielding gross proceeds of $54.0 million. The underwriters had 30 days to exercise their option to purchase up to an additional 1,481,250 shares at the initial public offering price per share pursuant to an over-allotment option granted to the underwriters. On April 29, 2011, the underwriters partially exercised their over-allotment option and purchased an additional 850,000 shares of our common stock resulting in additional gross proceeds of $3,400,000.

        We raised approximately $51.4 million in net proceeds from the IPO after deducting underwriting discounts and commissions of $4.0 million and offering expenses of approximately $2.0 million after giving effect to the partial exercise of the underwriters' over-allotment option.

        On May 7, 2012, we filed a Registration Statement on Form S-3 with the Securities and Exchange Commission for the registration of up to $100.0 million of equity or other securities, proceeds from which will be used for general corporate purposes. The Form S-3 was declared effective on May 29, 2012 and affords us additional financial flexibility. On September 18, 2012, we sold 2,987,012 shares of our common stock, including 389,610 shares pursuant to the underwriters' exercise of their over-allotment option, at $3.85 per share and raised approximately $10.6 million, net of underwriting fees and commissions pursuant to our Form S-3.

        In connection with the filing of the Form S-3, on May 7, 2012, we entered into a Sales Agreement with Cowen and Company, LLC, or Cowen, to sell shares of our common stock with aggregate gross sales proceeds of up to $25,000,000, from time to time, through an "at the market" equity offering program, pursuant to which Cowen will act as sales agent. Subject to the terms and conditions of the Sales Agreement, Cowen will use commercially reasonable efforts to sell our common stock from time to time, based upon our instructions (including any price, time or size limits or other customary parameters or conditions we may impose). We have not sold any shares pursuant to the Sales Agreement as of December 31, 2012.

  Cash Flows

        The following table sets forth the primary sources and uses of cash for each of the periods presented:

	Years Ended December 31,
	2012	2011	2010
Net cash used in operating activities	$(23,625)	$(26,704)	$(4,532)
Net cash used in investing activities	(79)	(198)	(767)
Net cash (used in) provided by financing activities	(1,894)	50,446	7,889
Effect of exchange rate changes on cash	(13)	13	410

Net (decrease) increase in cash and cash equivalents	$(25,611)	$23,557	$3,000

        During the year ended December 31, 2012 and 2011, our operating activities used cash of $23.6 million and $26.7 million, respectively, primarily due to our net losses and changes in working capital, partially offset by non-cash charges including depreciation expense, share-based compensation expense and the amortization of deferred revenue from our licensing agreements. The increase in cash used in operations during the year ended December 31, 2011, as compared to the same period of 2010, was primarily due to Phase 3 clinical trial activities for ulimorelin and Phase 2b clinical trial activities for TZP-102. Cash used in operations for the year ended December 31, 2010 included an $8.0 million upfront payment from Norgine offset by expenses for our operating activities and changes in working capital.

        During the years ended December 31, 2012, 2011 and 2010, our investing activities used cash to purchase laboratory and other equipment to support our research and development activities.

        The decrease in cash provided by financing activities included a decrease in cash of $26.0 million as a result of repayment of principal and interest on our term loans, offset by $13.4 million of new loan proceeds received, and a $10.6 million increase in cash from the offering of our common stock in September 2012. During the year ended December 31, 2011, financing activities provided cash of $50.4 million which was primarily related to proceeds received from our initial public offering, net of underwriting discounts and offering expenses, offset by principal payments on our notes payable. Cash provided by financing activities the year ended December 31, 2010 was primarily related to proceeds received from issuance of notes payable and the issuance of preferred stock to Norgine, offset by principal payments on our notes payable.

  Credit Facilities

        On September 30, 2010, we entered into a term loan and security agreement with Oxford Finance Corporation, or Oxford, and Compass Horizon Funding Company, now Horizon Finance Corporation, or Horizon, for $13.0 million. The annual interest rate was 10.75%. The loan was to mature on January 1, 2014 and required interest only payments for the first nine months and principal and interest payments for the following 30 months. Principal payments on the loan began in August 2011.

        On January 31, 2012, we entered into an Amended and Restated Loan and Security Agreement with Horizon and Oxford. The amended and restated loan agreement amended and restated the terms of the September 2010 loan and security agreement in its entirety, and provided us with approximately $9.3 million of additional net loan proceeds. We used a portion of the approximately $13.4 million of new proceeds received at the closing of the amended and restated loan agreement to repay approximately $4.1 million of outstanding principal under the September 2010 loan agreement. Under the amended and restated loan agreement, we were to make interest-only payments through February 1, 2013, and then 30 monthly principal and interest payments to fully amortize the loan. The annual interest rate under the amended and restated agreement was fixed at 10.0%, contained customary default and acceleration provisions and was secured by our assets, excluding intellectual property. In addition, approximately $6.6 million of the 2010 notes were reamortized to follow the same interest-only period followed by the same 30 monthly principal and interest payments as the new loan. Upon payment of the final monthly installment of the loan, or the remaining balance in the case of a prepayment, we would pay an end-of-term fee of $1.0 million.

        In connection with the $9.3 million in additional loan proceeds received under the amended and restated loan agreement, we issued to Oxford warrants to purchase an aggregate of 100,545 shares of common stock and to Horizon, a warrant to purchase 62,943 shares of common stock. The exercise price for each warrant is $3.67 per share. The warrants are immediately exercisable, and excluding certain mergers or acquisitions, will expire on January 30, 2022.

        On December 4, 2012, we repaid all principal and interest under the 2012 notes and made aggregate final payments including principal and interest of approximately $21.0 million to the lenders.

  Capital Resources and Funding Requirements

        We expect to continue to incur substantial operating losses in the future and that our operating expenses will fluctuate as we continue to develop our pre-clinical product candidates, pursue other strategic opportunities and operating as a public company. We will require substantial amounts of capital in the future for preclinical development, clinical trials and regulatory and commercialization activities for our product candidates.

        Our IPO was effected through a Registration Statement on Form S-1 (File No. 333-170749) that was declared effective by the SEC on April 1, 2011, which registered an aggregate of 13,500,000 shares of our common stock at an aggregate gross offering price to the public of $54,000,000. All of the 13,500,000 shares of common stock registered under the Registration Statement were sold at a price to the public of $4.00 per share. The offering closed on April 6, 2011. The underwriters partially exercised their over-allotment option on April 29, 2011, and purchased an additional 850,000 shares of our common stock resulting in additional aggregate gross proceeds of $3,400,000.

        Net proceeds received in the offering were approximately $51.4 million, after underwriting fees and estimated offering expenses of approximately $6.0 million. Costs directly associated with our IPO were capitalized and recorded as deferred IPO costs prior to the closing of the IPO. These costs were recorded as a reduction of the proceeds received in arriving at the amount recorded in additional paid-in capital.

        On May 7, 2012, we filed a Registration Statement on Form S-3 (File No. 333-181215) with the SEC for the registration of up to $100.0 million of equity or other securities, proceeds from which will be used for general corporate purposes. The Form S-3 was declared effective on May 29, 2012 and affords us additional financial flexibility. On September 18, 2012, we sold 2,597,402 shares of our common stock, at $3.85 per share. In addition, the underwriters had 30 days to exercise their option to purchase up to an additional 389,610 shares at a price per share of $3.85 pursuant to an over-allotment option granted to the underwriters. The underwriters fully exercised their over-allotment option concurrently with the initial closing of the offering on September 19, 2012. The follow-on offering resulted in our receipt of approximately $10.6 million, net of underwriting fees and commissions.

        We believe that our existing cash and cash equivalents, together with the net proceeds received from our offerings of our common stock, will be sufficient to fund our anticipated operating requirements into the first quarter of 2014. We have based this estimate on assumptions that may prove to be wrong resulting in the use of our available capital resources sooner than we currently expect. Because of the numerous risks and uncertainties associated with the development and commercialization of our product candidates, including our ability to enter into collaborations with third parties to participate in development and commercialization of our product candidates, we are unable to estimate the amount of increased capital required to become profitable. Our future funding requirements will depend on many factors, including:

  •
  the costs and timing involved in evaluating strategic opportunities for our company;

  •
  the outcome of our strategic transaction process and and whether we are able to consummate a successful transaction;

  •
  the costs of maintaining, expanding and protecting our intellectual property portfolio, including potential litigation costs and liabilities;

  •
  the number and characteristics of product candidates that we pursue;

  •
  the timing and amount of payments received under new or existing strategic collaboration agreements, if any, including upfront payments, milestone payments and royalties;

  •
  the amount of cost sharing under new or existing strategic collaboration agreements, if any; and

  •
  our ability to hire qualified employees at salary levels consistent with our estimates to support our growth and development.

        Until we obtain regulatory approval to market our product candidates, if ever, we cannot generate revenues from sales of our products. Even if we are able to sell our products, we may not generate a sufficient amount of product revenues to finance our cash requirements. Accordingly, we may need to obtain additional financing in the future which may include public or private debt and equity financings, entering into product and technology collaboration agreements or licenses and asset sales. There can be no assurance that additional capital will be available when needed on acceptable terms, or at all. The issuance of equity securities may result in dilution to stockholders. If we raise additional funds through the issuance of debt securities, these securities may have rights, preferences and privileges senior to those of our common stock and the terms of the debt securities could impose significant restrictions on our operations. If we raise additional funds through collaborations and licensing arrangements, we might be required to relinquish significant rights to our technologies or products, or grant licenses on terms that are not favorable to us. If adequate funds are not available, we may have to scale back our operations or limit our research and development activities, which would have a material adverse impact on our business prospects and results of operations.

Off-Balance Sheet Arrangements

        We do not have any off-balance sheet arrangements.

Contractual Commitments and Obligations

        The following table reflects a summary of our future contractual obligations as of December 31, 2012. The information in the table reflects future unconditional payments and is based on the terms of the relevant agreements. Future events could cause actual payments to differ from these amounts.

	Payments Due by Period
	Total	Less than 1 year	1 - 3 years	More than 5 years
Operating lease obligations	576,000	400,000	176,000	—

Total	$576,000	$400,000	$176,000	$—

        The commitments under our operating leases shown above consist primarily of lease payments for our Durham, North Carolina, corporate headquarters and our Sherbrooke, Quebec, Canada subsidiary location.

 Recent Accounting Pronouncements

  Presentation of Comprehensive Income

        In June 2011, the FASB issued new accounting rules that require an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income, or in two separate but consecutive statements. The new accounting rules eliminate the option to present components of other comprehensive income as part of the statement of equity. The adoption of the new accounting rules in the first quarter of 2012 did not have a material effect on our financial condition, results of operations or cash flows.

        In December 2011, the FASB issued new accounting rules which deferred certain provisions of the rules issued in June 2011 that required entities to present reclassification adjustments out of accumulated other comprehensive income by component in both the statement in which net income is presented and the statement in which other comprehensive income is presented.

        In February 2013, the FASB issued a final rule related to the reporting of amounts reclassified out of accumulated other comprehensive income that requires entities to report, either on their income statement or in a footnote to their financial statements, the effects on earnings from items that are reclassified out of other comprehensive income. The new accounting rules will be effective for us in the first quarter of 2013. We do not expect the adoption of the new accounting rules to have a material effect on our financial condition, results of operations or cash flows.

  Disclosures About Offsetting Assets and Liabilities

        In December 2011, the Financial Accounting Standards Board issued new accounting rules related to new disclosure requirements regarding the nature of an entity's rights of setoff and related arrangements associated with its financial instruments and derivative instruments. The new rules are effective for us in the first quarter of 2014 with retrospective application required. We do not expect the adoption of the new accounting rules to have a material effect on our financial condition, results of operations or cash flows.

Item 7A.    Quantitative and Qualitative Disclosures About Market Risk

  Foreign Currency Risk

        We incur a substantial amount of our research and development expenses through our Canadian subsidiary. In addition, we have historically contracted with third-party providers to manufacture product and to conduct clinical trials and perform other research and development activities in Europe. Accordingly, we are exposed to fluctuations in foreign currency exchange rates in connection with the liabilities incurred by us in these relationships. We do not currently hedge our exposures to foreign currency fluctuations.

  Market Risk

        Our cash and cash equivalents as of December 31, 2012, consisted primarily of cash and money market funds. Our primary exposure to market risk is interest income sensitivity, which is affected by changes in the general level of United States interest rates. However, because of the short-term nature of the instruments in our portfolio, a sudden change in market interest rates would not be expected to have a material impact on our financial condition and/or results of operations.

  Interest Risk

        Since the repayment of our term loan in December 2012, we are no longer exposed to market risk from changes in interest rates as it relates to these interest-bearing obligations.

Item 8.    Financial Statements and Supplementary Data

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Tranzyme, Inc.

        We have audited the accompanying consolidated balance sheets of Tranzyme, Inc. as of December 31, 2012 and 2011, and the related consolidated statements of comprehensive income, stockholders' deficit, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion

        In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Tranzyme, Inc. at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012 in conformity with U.S. generally accepted accounting principles.

        The accompanying consolidated financial statements have been prepared assuming that Tranzyme, Inc. will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has recurring losses from operations, and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Ernst & Young LLP
Raleigh, North Carolina March 28, 2013

Tranzyme, Inc.

Consolidated Balance Sheets

(In thousands, except share and per share amounts)

	December 31, 2012	December 31, 2011
Assets
Current assets:
Cash and cash equivalents	$15,319	$40,930
Accounts receivable, net	152	656
Investment tax credits receivable	746	838
Prepaid expenses and other assets	369	1,116

Total current assets	16,586	43,540
Furniture, fixtures and equipment, net	942	1,171

Total assets	$17,528	$44,711

Liabilities and stockholders equity
Current liabilities:
Accounts payable	1,678	1,971
Accrued liabilities	840	1,549
Deferred revenue	599	5,574
Current portion of notes payable	—	238

Total current liabilities	3,117	9,332
Notes payable, less current portion	—	10,734
Other long-term liabilities	137	163

Total liabilities	3,254	20,229
Stockholders' equity:
Preferred Stock, $.00001 par value; 5,000,000 shares authorized and no shares issued or outstanding at December 31, 2012; no shares authorized, issued or outstanding at December 31, 2011	—	—
Common Stock, $.00001 par value; 100,000,000 shares authorized and 27,600,437 shares issued and outstanding at December 31, 2012; 100,000,000 shares authorized and 24,597,845 shares issued and outstanding at December 31, 2011	—	—
Additional paid-in capital	144,413	131,795
Accumulated other comprehensive loss	(665)	(683)
Accumulated deficit	(129,474)	(106,630)

Total stockholders' equity	14,274	24,482

Total liabilities and stockholders' equity	$17,528	$44,711

(See Notes to Consolidated Financial Statements)

Tranzyme, Inc.

Consolidated Statements of Comprehensive Income (Loss)

(In thousands, except share and per share amounts)

	Year Ended December 31,
	2012	2011	2010
Licensing and royalty revenue	$5,247	$6,940	$6,094
Research revenue	3,200	3,227	2,444

Total revenue	8,447	10,167	8,538
Operating expenses:
Research and development	20,980	24,884	10,081
General and administrative	6,561	6,028	3,872

Total operating expenses	27,541	30,912	13,953

Operating loss	(19,094)	(20,745)	(5,415)
Interest expense, net	(2,377)	(1,589)	(1,493)
Other income (expense), net	(1,373)	126	(392)

Net loss	$(22,844)	$(22,208)	$(7,300)

Net loss per share—basic and diluted	$(0.90)	$(1.22)	$(52.08)

Shares used to compute net loss per share—basic and diluted	25,465,978	18,140,863	140,192
Other comprehensive income (loss):
Net loss	$(22,844)	$(22,208)	$(7,300)
Foreign currency translation adjustment	$18	$(15)	$429

Comprehensive income (loss)	$(22,826)	$(22,223)	$(6,871)

(See Notes to Consolidated Financial Statements)

Tranzyme, Inc.

Consolidated Statements of Stockholders' Equity

(In thousands, except shares)

	Convertible Preferred Stock
			Common Stock			Accumulated Other Comprehensive Income (Loss)
					Additional Paid-In Capital		Accumulated Deficit	Total Stockholders' Equity (Deficit)
	Shares	Amount	Shares	Amount
Balance at December 31, 2009	52,000,000	—	279,052	—	60,778	(1,097)	(77,122)	(17,441)
Issuance of Series A convertible preferred stock upon conversion of convertible debt	13,884,004	1	—	—	13,884	—	—	13,885
Issuance of Series A-1 convertible preferred stock and Class A preferred shares of Tranzyme Pharma Inc. upon conversion of convertible debt	2,577,660	—	—	—	2,578	—	—	2,578
Issuance of Series B convertible preferred stock, net of stock issuance costs of $28	1,047,120	—	—	—	1,595	—	—	1,595
Share-based compensation expense	—	—	—	—	315	—	—	315
Comprehensive income (loss):
Net loss	—	—	—	—	—	—	(7,300)	(7,300)
Foreign currency translation adjustment	—	—	—	—	—	429	—	429

Balance at December 31, 2010	69,508,784	1	279,052	—	79,150	(668)	(84,422)	(5,939)

Share-based compensation expense	—	—	—	—	1,105	—	—	1,105
Conversion of preferred stock to common stock in initial public offering	(69,508,784)	(1)	(279,052)	—	—	—	—	(1)
Issuance of common stock in initial public offering	—	—	24,558,845	—	51,464	—	—	51,464
Issuance of common stock upon exercise of stock options for cash	—	—	39,000	—	76	—	—	76
Comprehensive loss:
Net loss	—	—	—	—	—	—	(22,208)	(22,208)
Foreign currency translation adjustment	—	—	—	—	—	(15)	—	(15)

Balance at December 31, 2011	—	$—	24,597,845	$—	$131,795	$(683)	$(106,630)	$24,482

Share-based compensation expense	—	—	—	—	1,456	—	—	1,456
Issuance of common stock upon exercise of options for cash	—	—	15,580	—	49	—	—	49
Issuance of warrants with term loan	—	—	—	—	528	—	—	528
Issuance of common stock in direct offering	—	—	2,987,012	—	10,585	—	—	10,585
Comprehensive loss:
Net loss	—	—	—	—	—	—	(22,844)	(22,844)
Foreign currency translation adjustment	—	—	—	—	—	18	—	18

Balance at December 31, 2012	—	$—	27,600,437	$—	$144,413	$(665)	$(129,474)	$14,274

Tranzyme, Inc.

Consolidated Statements of Cash Flows

(In thousands)

	Year Ended December 31,
	2012	2011	2010
Operating activities:
Net loss	$(22,844)	$(22,208)	$(7,300)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	332	308	265
Loss on disposal of fixed assets	—	1	—
Share-based compensation expense	1,456	1,105	315
Non-cash interest expense	713	251	787
Loss on early extinguishment of debt	1,379	—	333
Fair value adjustment—warrant liability	—	(195)	17
Changes in operating assets and liabilities:
Accounts receivable and investment tax credits	613	(142)	(746)
Prepaid expenses and other assets	710	(756)	(167)
Accounts payable	(296)	1,169	(166)
Accrued liabilities	(713)	482	(454)
Deferred revenue	(4,975)	(6,719)	2,584

Net cash used in operating activities	(23,625)	(26,704)	(4,532)
Investing activities:
Purchases of furniture, fixtures, and equipment	(79)	(198)	(767)

Net cash used in investing activities	(79)	(198)	(767)

Financing activities:
Proceeds from issuance of notes payable	13,434	—	13,000
Repayment of notes payable	(25,962)	(2,085)	(5,638)
Initial public offering costs	—	(927)	(1,068)
Proceeds from the exercise of common stock options	49	76	—
Proceeds from issuance of preferred stock, net of issuance costs	—	—	1,595
Proceeds from issuance of common stock, net of underwriting discounts	10,585	53,382	—

Net cash (used in) provided by financing activities	(1,894)	50,446	7,889
Effect of exchange rate changes on cash	(13)	13	410

Net (decrease) increase in cash and cash equivalents	(25,611)	23,557	3,000
Cash and cash equivalents at beginning of period	40,930	17,373	14,373

Cash and cash equivalents at end of period	$15,319	$40,930	$17,373

Non-cash investing and financing activities:
Conversion of convertible preferred stock into common stock	$—	$1	$—

Reclassification of warrant liability to additional paid-in capital	$—	$76	$—

Deferred initial public offering costs incurred in 2010 and reclassified to equity	$—	$1,068	$—

Supplemental disclosure of cash flow information:
Cash paid for interest	$1,667	$1,362	$686

(See Notes to Consolidated Financial Statements)

Tranzyme, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Description of Business and Basis of Presentation

  Description of Business

        Tranzyme, Inc. ("Tranzyme") was incorporated in the State of Delaware on January 12, 1998. On December 17, 2003, Tranzyme entered into a business combination with Neokimia Inc., a Quebec, Canada-based chemistry company and changed the name to Tranzyme Pharma Inc. ("Tranzyme Pharma"). Tranzyme Pharma is a wholly-owned subsidiary of Tranzyme, Inc. The Company, collectively Tranzyme and Tranzyme Pharma, operates in one segment.

        Tranzyme Pharma is a biopharmaceutical company focused on discovering, developing and commercializing novel, mechanism-based therapeutics. All of the Company's product candidates have been discovered by our scientists using our proprietary chemistry technology platform, MATCH (Macrocyclic Template Chemistry), which enables us to construct synthetic libraries of drug-like, macrocyclic compounds in a predictable and efficient manner.

        In March 2012, following receipt of the results of two Phase 3 trials, both of which failed to meet their primary and secondary endpoints, the Company stopped development and regulatory activities for ulimorelin.

        In December 2012, the Company stopped enrollment and further clinical development of it's lead-product candidate TZP-102, being evaluated in diabetic patients with gastroparesis, following the results of two Phase 2b trials, both of which failed to show superiority over placebo.

        The Company's pipeline consists of two pre-clinical product candidates, a motilin antagonist, TZP-201, for the treatment of various forms of moderate-to-severe diarrhea, and a ghrelin antagonist, TZP-301, for the treatment of metabolic diseases. The Company continues to evaluate these compounds for additional research and development.

        The Company's business is subject to significant risks consistent with biopharmaceutical companies seeking to develop technologies and product candidates for human therapeutic use. These risks include, but are not limited to, uncertainties regarding research and development, access to capital, obtaining and enforcing patents, receiving regulatory approval and competition with other biotechnology and pharmaceutical companies.

  Basis of Presentation

        The consolidated financial statements include the accounts of Tranzyme and its subsidiary, Tranzyme Pharma. All significant intercompany balances and transactions have been eliminated. All amounts included in these notes to consolidated financial statements are reported in U.S. dollars, unless otherwise indicated.

        The Company's operations since inception have consisted primarily of organizing the Company, conducting research and development including clinical trials and securing financing. In 2009, the Company entered into its first revenue-generating collaboration agreement consistent with the Company's business objectives and emerged from the development stage. As of December 31, 2012, the Company has incurred losses since inception of $129.5 million. The Company expects to continue to incur losses and require additional financial resources to advance its preclinical product candidates into clinical development or to a liquidity event.

Tranzyme, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. Description of Business and Basis of Presentation (Continued)

  Going Concern

        The Company's financial statements have been prepared on a basis which assumes that the Company will continue as a going concern and which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The Company has incurred losses since its inception, expects to incur additional costs and requires additional capital to continue as a going concern. As a result, the Company will require additional funds and will continue to seek private or public equity, debt financing, research funding and revenue or expense sharing from collaborative agreements to meet its capital requirements. Even if the Company does not have an immediate need for additional cash, it may seek access to the private or public equity markets if and when conditions are favorable. If such funds are not available, management may need to reassess its business plans. There is no assurance that such additional funds will be available for the Company to finance its operations on acceptable terms, if at all. As a result, there exists substantial doubt about the Company's ability to continue as a going concern. The 2012 financial statements do not include any adjustments to reflect the possible future effects of recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

2. Summary of Significant Accounting Policies

  Common Stock Split

        On March 2, 2011, the Company's board of directors approved a 1-for-7 reverse stock split of the Company's outstanding common stock. In connection with this reverse stock split, the preferred stock conversion price was adjusted to reflect a proportional decrease in the number of shares of common stock to be issuable upon conversion. The reverse stock split became effective on March 31, 2011. The accompanying consolidated financial statements and notes to consolidated financial statements give retroactive effect to the reverse stock split for all periods presented.

  Initial Public Offering

        On April 6, 2011, the Company completed its initial public offering of common stock (the "IPO") pursuant to a registration statement that was declared effective on April 1, 2011. The Company sold 13,500,000 shares of its common stock, at a price of $4.00 per share for aggregate gross proceeds of $54.0 million. The underwriters had 30 days to exercise their option to purchase up to an additional 1,481,250 shares at the initial public offering price per share pursuant to an over-allotment option granted to the underwriters. The underwriters partially exercised their over-allotment option on April 29, 2011 and purchased an additional 850,000 shares of the Company's common stock for aggregate gross proceeds of $3.4 million

        As a result of the IPO, the Company raised a total of $51.4 million in net proceeds after deducting underwriting discounts and commissions of $4.0 million and offering expenses of approximately $2.0 million. Costs directly associated with the IPO were capitalized and recorded as deferred IPO costs prior to the closing of the IPO. These costs were recorded as a reduction of the proceeds received in arriving at the amount to be recorded in additional paid-in capital.

        Upon the closing of the IPO, 18,395,156 shares of the Company's common and preferred exchangeable shares of Tranzyme's subsidiary, Tranzyme Pharma automatically exchanged into a total of 2,627,862 shares of the common stock of Tranzyme. In addition, 52,085,690 shares of Tranzyme's

Tranzyme, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. Summary of Significant Accounting Policies (Continued)

outstanding preferred stock automatically converted into a total of 7,440,791 shares of its common stock and the preferred stock warrant liability was reclassified to additional paid-in capital upon the conversion of warrants to purchase preferred stock into warrants to purchase common stock.

        On September 18, 2012, the Company completed a follow-on offering of common stock pursuant to a registration statement that was declared effective on May 29, 2012 and a prospectus supplement filed on September 13, 2012. The Company sold 2,597,402 shares of its common stock, at a price of $3.85 per share. In addition, the underwriters had 30 days to exercise their option to purchase up to an additional 389,610 shares at a price per share of $3.85 pursuant to an over-allotment option granted to the underwriters. The underwriters fully exercised their over-allotment option concurrently with the initial closing of the follow-on offering on September 18, 2012. As a result of the follow-on offering, the Company raised a total of $10.6 million in net proceeds after deducting underwriting commissions and offering expenses.

  Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

  Concentration of Credit Risk

        The Company invests its available cash balances in bank deposits and money market funds. The Company considers all highly liquid investments with an original maturity date of three months or less at the date of purchase to be cash equivalents. The Company maintains deposits in federally insured financial institutions in excess of federally insured limits. Management believes that the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held. Additionally, the Company has established guidelines regarding approved investments and maturities of investments, which are designed to maintain safety and liquidity.

  Accounts Receivable

        The Company utilizes an allowance for doubtful accounts for its potentially uncollectible trade receivables based on historical experience with collection of such receivables. The Company evaluates collectability of receivables on an ongoing basis. At December 31, 2012 and 2011, the Company determined that a reserve for uncollectible accounts was not required.

  Investment Tax Credits Receivable

        The Company participates in government assistance programs in Quebec, Canada that provide refundable investment tax credits for certain research and development expenditures. The receivable represents management's estimate of amounts expected to be recovered and is subject to adjustment based upon audit by Quebec, Canada taxation authorities. The Company reported investment tax credits receivable using the flow-through method of $746,000 and $838,000 as of December 31, 2012 and December 31, 2011, respectively.

Tranzyme, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. Summary of Significant Accounting Policies (Continued)

  Deferred Offering Costs

        Deferred public offering costs represent legal, accounting and other direct costs related to the Company's efforts to raise capital through a public sale of the Company's common stock. Costs related to the IPO activities were deferred until the completion of the IPO, at which time they were reclassified to additional paid-in capital as a reduction of the IPO proceeds. Upon closing of the IPO in 2011, approximately $2.0 million of offering costs were recorded as a reduction of the proceeds received.

  Warrant Liability

        Certain warrants to purchase the Company's capital stock had historically been classified as liabilities and were recorded at estimated fair value. At each reporting period, any change in fair value of the freestanding warrants was recorded as other (expense) income. The preferred stock warrant liability was reclassified to additional paid in capital upon the conversion of warrants to purchase preferred stock into warrants to purchase common stock upon completion of the IPO in 2011.

  Furniture, Fixtures, and Equipment

        Furniture, fixtures and equipment are recorded at cost and are depreciated using the straight-line method over the estimated useful lives, which range from five to seven years. Leasehold improvements are amortized over the remaining life of the lease or the estimated life of the asset, whichever is less. The Company will record impairment losses on long-lived assets used in operations when events and circumstances indicate that any of these assets might be impaired and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amount of those assets. While the Company's current and historical operating losses and cash flows are indicators of impairment, the Company believes the future cash flows to be received support the carrying value of its long-lived assets and, accordingly, the Company has not recognized any impairment losses through December 31, 2012.

  Deferred Rent

        The Company recognizes rent expense on a straight-line basis over the non-cancelable term of its operating lease and records the difference between cash rent payments and the recognition of rent expense as a deferred rent liability. The Company also records landlord-funded lease incentives, such as reimbursable leasehold improvements, as a deferred rent liability, which is amortized as a reduction of rent expense over the non-cancelable term of its operating lease. The Company's deferred rent liability as of December 31, 2012 was approximately $21,000.

  Foreign Currency Translation

        The Company's consolidated financial statements are presented in U.S. dollars. The financial statements of the Company's subsidiary are re-measured from the local currency to U.S. dollars, as follows: monetary assets and liabilities are translated at the exchange rate in effect at the balance sheet date and non-monetary items at exchange rates in effect when the assets were acquired or non-monetary liabilities incurred. Revenue and expenses are translated at the average exchange rates prevailing during the period of the transaction. The gains and losses resulting from the translation of foreign currency financial statements into U.S. dollars are reported in accumulated other

Tranzyme, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. Summary of Significant Accounting Policies (Continued)

comprehensive income (loss) and are presented in the consolidated statements of comprehensive income and statements of stockholders' deficit.

  Revenue Recognition

        The Company's revenues generally consist of licensing and royalty revenue and fees for research services from license or collaboration agreements. The Company recognizes revenues when all four of the following criteria are met: (1) persuasive evidence that an arrangement exists; (2) delivery of the products and/or services has occurred; (3) the selling price is fixed or determinable; and (4) collectability is reasonably assured. Royalty revenue is recognized in licensing and royalty revenue as applicable licensed products are sold.

        For arrangements that include multiple deliverables, the Company identifies separate units of accounting if certain separation criteria are met in accordance with ASC Topic 605-25, Multiple Element Arrangements. This evaluation requires subjective determinations and requires management to make judgments about the fair value of the individual elements and whether such elements are separable from the other aspects of the contractual relationship. If the Company determines they are separable, the Company will recognize revenue separately for each unit. If management determines the arrangement constitutes a single unit of accounting, revenue will be recognized as a combined unit for the entire arrangement. The consideration for the arrangement is allocated to the separate units of accounting based on their relative fair values. Applicable revenue recognition criteria are considered separately for each unit of accounting. The Company typically receives upfront, nonrefundable payments when licensing its intellectual property in conjunction with a research and development agreement. Management believes that these payments generally are not separable from the activity of providing research and development services because the license does not have stand-alone value separate from the research and development services that the Company provides under applicable agreements. Accordingly, the Company accounts for these elements as one unit of accounting and recognizes upfront, nonrefundable payments as licensing and royalty revenue on a straight-line basis over its contractual or estimated performance period, which is typically the term of its research and development obligations. As a result, the Company is often required to make estimates regarding drug development timelines for compounds being developed pursuant to a strategic collaboration agreement. Amounts received in advance of services performed are recorded as deferred revenue until earned.

        The Company's strategic collaboration agreements may also contain non-refundable payments. Revenue for non-refundable payments based on the achievement of collaboration milestones is recognized in accordance with ASC 605, Subtopic 28, Milestone Method, or ASC 605-28. Under ASC 605-28, a milestone payment is recognized as revenue when the applicable event is achieved if the event meets the definition of a milestone and the milestone is determined to be substantive. ASC 605-28 defines a milestone event as an event having all of the following characteristics: (1) there is substantive uncertainty regarding achievement of the milestone event at the inception of the arrangement; (2) the event can only be achieved based, in whole or in part, on either the Company's performance or a specific outcome resulting from the Company's performance; and (3) if achieved, the event would result in additional payment due to the Company. A milestone is considered substantive if it meets all of the following criteria: (1) the payment is commensurate with either the Company's performance to achieve the milestone or with the enhancement of the value of the delivered item; (2) the payment relates solely to past performance; and (3) the payment is reasonable relative to all of the deliverables and payment terms within the arrangement. If any of these conditions is not met, the

Tranzyme, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. Summary of Significant Accounting Policies (Continued)

milestone payment is deferred and recognized on a straight-line basis over a period determined as discussed above.

        The Company's collaboration agreements may also include payment for research and development services provided by the Company on a contractual rate and direct expense basis. The Company records such payments as revenue in accordance with the agreements when the Company acts as principal in the transaction. In addition, certain of the Company's collaboration agreements contain cost-sharing provisions for development activities. Reimbursable amounts received under these cost sharing provisions are reflected as a reduction of research and development expense.

  Research and Development Costs

        Research and development costs are expensed as incurred. Research and development expenses include personnel costs associated with research and development activities including non-cash share-based compensation, costs for third-party contractors to perform research, costs to conduct clinical trials and prepare drug materials, research supplies and facilities costs. The Company accrues for costs incurred by external service providers, including contract research organizations and clinical investigators, based on its estimates of service performed and costs incurred. These estimates include the level of services performed by the third parties, patient enrollment in clinical trials, administrative costs incurred by the third parties, and other indicators of the services completed. Based on the timing of amounts invoiced by service providers, the Company may also record payments made to those providers as prepaid expenses that will be recognized as expense in future periods as the related services are rendered.

  Income Taxes

        Income taxes are computed using the asset and liability approach, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, the Company generally considers all expected future events other than enactment of changes in tax law or rates. If it is more likely than not that some or all of a deferred tax asset will not be realized, the Company records a valuation allowance.

  Patent Costs

        Costs related to filing and pursuing patent applications are expensed as incurred, as recoverability of such expenditures is uncertain.

  Share-based Compensation

        Share-based awards, including stock options, are recorded at their fair value as of the grant date and recognized to expense on a straight-line basis over the employee's requisite service period, which is generally the vesting period of the award. Share-based compensation expense is based on awards ultimately expected to vest, and therefore the recorded expense includes an estimate of future forfeitures. Forfeitures are to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. The measurement of nonemployee share-based compensation is subject to periodic adjustments as the underlying equity instruments vest and is recognized as an expense over the period over which services are received. The Company estimates the

Tranzyme, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. Summary of Significant Accounting Policies (Continued)

fair value of share-based awards to employees, directors and non-employees using the Black-Scholes option-valuation model. The Black-Scholes model requires the input of subjective assumptions, including volatility, the expected term and the fair value of the underlying common stock on the date of grant, among other inputs.

  Fair Value

        The Company's financial instruments as of December 31, 2012 and 2011, consist principally of cash and cash equivalents, accounts receivable, accounts payable, and accrued liabilities. The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities approximate their fair values due to the short-term nature of such instruments. The carrying amounts of borrowings under the Company's debt facilities approximated their fair values as of December 31, 2011, based on the determination that the stated rates on such debt are consistent with current interest rates for similar borrowing arrangements available to the Company.

        Fair value measurements are classified and disclosed in one of the following three categories:

          Level 1—Quoted prices in active markets for identical assets or liabilities.

          Level 2—Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

          Level 3—Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities.

        As of December 31, 2010, the carrying amounts of the Company's warrant liability was revalued and adjusted using the Black-Scholes valuation model at the end of each reporting period to reflect the fair value. The Company measured its warrant liability using significant unobservable prices that were based on little or no verifiable market data, which is Level 3 in the fair value hierarchy, resulting in a fair value estimate of $271,000. Upon the closing of the IPO, the liability was reclassified to stockholders' equity at its then fair value of $76,000, as the warrants to purchase preferred stock converted into warrants to purchase common stock.

  Net Loss per Share

        Basic net loss per share is calculated by dividing the net loss by the weighted average number of shares of the Company's Common stock outstanding for the period, without consideration for common stock equivalents. Diluted net loss per share is computed by dividing the net loss by the weighted average number of common share equivalents outstanding for the period determined using the treasury-stock method. Under the treasury-stock method earnings per share data is computed as if the common share equivalents were outstanding at the beginning of the period (or at the time of issuance, if later) and as if the funds obtained from exercise of the common stock equivalents were used to purchase common stock at the average market price during the period. If there is little or no market for the common stock, a reasonable estimate of fair value shall be used. For purposes of this calculation, preferred stock, stock options and warrants to purchase capital stock are considered to be common stock equivalents and are only included in the calculation of diluted net loss per share when their effect is dilutive.

Tranzyme, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. Summary of Significant Accounting Policies (Continued)

        The following table sets forth the computation of basic and diluted net loss per share in thousands, except share and per share data:

	Year Ended December 31,
	2012	2011	2010
Historical
Numerator:
Net loss	$(22,844)	$(22,208)	$(7,300)
Denominator:
Weighted average common shares outstanding	25,465,978	18,140,863	140,192

Net loss per share—basic and diluted	$(0.90)	$(1.22)	$(52.08)

        Potentially dilutive securities not included in the calculation of diluted net loss per common share because to do so would be anti-dilutive are as follows (in common equivalent shares on a weighted-average basis):

	Year Ended December 31,
	2012	2011	2010
Series A convertible preferred stock	—	1,897,684	5,813,139
Series B convertible preferred stock	—	38,933	79,507
Convertible debt	—	—	1,717,635
Common exchangeable shares	—	36,135	138,860
Preferred exchangeable shares	—	647,807	2,214,590
Common stock options	2,679,948	1,722,256	750,980
Capital stock warrants	217,549	67,462	38,481

  Recent Accounting Pronouncements

        Occasionally, new accounting standards are issued or proposed by the Financial Accounting Standards Board, or other standards-setting bodies that the Company adopts by the effective date specified within the standard. Unless otherwise discussed, standards that do not require adoption until a future date are not expected to have a material impact on the Company's financial statements upon adoption.

  Other Comprehensive Income

        In June 2011, the FASB issued new accounting rules that require an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income, or in two separate but consecutive statements. The new accounting rules eliminate the option to present components of other comprehensive income as part of the statement of equity. The adoption of the new accounting rules in the first quarter of 2012 did not have a material effect on the Company's financial condition, results of operations or cash flows.

        In December 2011, the FASB issued new accounting rules which deferred certain provisions of the rules issued in June 2011 that required entities to present reclassification adjustments out of accumulated other comprehensive income by component in both the statement in which net income is presented and the statement in which other comprehensive income is presented.

Tranzyme, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. Summary of Significant Accounting Policies (Continued)

        In February 2013, the FASB issued a final rule related to the reporting of amounts reclassified out of accumulated other comprehensive income that requires entities to report, either on their income statement or in a footnote to their financial statements, the effects on earnings from items that are reclassified out of other comprehensive income. The new accounting rules will be effective for the Company in the first quarter of 2013. The Company does not expect the adoption of the new accounting rules to have a material effect on the Company's financial condition, results of operations or cash flows.

  Disclosures About Offsetting Assets and Liabilities

        In December 2011, the FASB issued new accounting rules related to new disclosure requirements regarding the nature of an entity's rights of setoff and related arrangements associated with its financial instruments and derivative instruments. The new rules are effective for the Company in the first quarter of 2014 with retrospective application required. The Company does not expect the adoption of the new accounting rules to have a material effect on Company's financial condition, results of operations or cash flows.

3. Strategic Collaboration and License Agreements

  Norgine B.V.

        In June 2010, the Company entered into a collaboration agreement with Norgine B.V. ("Norgine") to develop and commercialize the Company's product candidate, ulimorelin, in a licensed territory that included Europe, Australia, New Zealand, Middle East, North Africa and South Africa. Under the terms of the agreement, the Company received a nonrefundable, upfront payment of $8.0 million. The licensing fee was deferred and was being amortized on a straight-line basis over a period of 31 months, through December 31, 2012, which represented the estimated period of time over which the Company's involvement in the core development phase of the collaboration is a substantive performance obligation.

        In conjunction with the collaboration agreement, Norgine purchased 1,047,120 shares of the Company's Series B Convertible Preferred stock at $1.91 per share, for total cash proceeds of $2.0 million, net of issuance costs of $28,000 constituting a first closing of the Company's Series B Convertible Preferred stock financing. The agreement also obligated Norgine to purchase an additional $1.0 million of equity securities at a subsequent closing upon the occurrence of a development milestone as specified in the agreement. The shares of the Company's Series B Convertible Stock held by Norgine converted into 149,588 shares of common stock upon the closing of the IPO.

        During the year ended December 31, 2010, the Company engaged a third party valuation specialist to assist management in determining the estimated fair value of the first tranche issuance of Series B Convertible Preferred shares. The fair value of the equity issuance was determined to be $1.6 million or $1.55 per share. Based on this fair value estimate, it was determined that the shares sold to Norgine in conjunction with the collaboration included a $0.36 per share premium. The Company recorded the $377,000 stock premium as deferred revenue which is being amortized on a straight-line basis over a period of 31 months, representing the estimated period of time over which the Company's involvement in the core development phase of the collaboration is a substantive performance obligation.

Tranzyme, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. Strategic Collaboration and License Agreements (Continued)

        The Company recognized $3.3 million, $3.3 million and $1.8 million of the upfront fee as licensing revenue including the amortization of stock premium, for the years ended December 31, 2012, 2011 and 2010, respectively.

        The agreement also provided for a co-managed product development campaign, and contained cost-sharing provisions whereby the companies shared certain costs related to manufacturing and development performed by third parties including reimbursement from Norgine for certain raw material costs incurred prior to the effective date of the agreement. Costs for development services provided under the agreement were expensed as incurred. The Company recognized a reduction in research and development expenses of $404,000, $2.5 million and $361,000 as a result of reimbursement for cost-sharing activities under this agreement for the years ended December 31, 2012, 2011 and 2010, respectively.
        On July 19, 2012, the Company received notice of termination of its collaboration and license agreement with Norgine which became effective on October 19, 2012. All rights and licenses granted under the agreement by the Company to Norgine terminated and reverted to the Company as of the effective date of the termination and the Company incurred no termination penalties. As of December 31, 2012 all deferred revenue recognized under the agreement had been fully amortized.

  Bristol-Myers Squibb Company

        In December 2009, the Company entered into a two-year collaboration agreement with Bristol-Myers Squibb Company ("BMS") to discover, develop and commercialize novel macrocyclic compounds, other than the Company's product candidates and internal programs, directed against a limited number of targets of interest to BMS. Under the terms of the agreement, BMS funded the Company's lead discovery efforts on these targets and is primarily responsible for optimizing the identified lead compounds. BMS will be solely responsible for preclinical and clinical development of all products arising from the collaboration and for their commercialization globally. In connection with the agreement, the Company received an upfront license fee of $10.0 million and the Company may receive up to approximately $80.0 million in additional development milestone payments, and $30.0 million in sales milestone payments, for each target program if development and regulatory milestones, or commercial milestones, respectively, are achieved. In addition, the Company would receive graduated single-digit percentage royalties and sales milestone payments on annual net sales of commercial products. The upfront licensing fee was deferred and was initially being amortized on a straight-line basis over a period of 30 months, which represented the estimated period of time over which the Company's involvement in the collaboration is a substantive performance obligation or deliverable. The research program term was to expire in December 2011; however, in September 2011, the research collaboration was extended by BMS for a six-month period through June 2012. As a result of the extension, the Company reassessed the period of time over which the Company's involvement in the collaboration represents a substantive performance obligation or deliverable and changed the amortization period for the remaining deferred upfront licensing fee from 30 months to 36 months. In April 2012, the research collaboration was further extended by BMS for a three-month period through September 2012 and the Company changed the amortization period for the remaining deferred upfront licensing fee from 36 months to 39 months. In September 2012, the research collaboration was further extended by BMS for a three-month period through December 2012 and the Company changed the amortization period for the remaining deferred upfront licensing fee from 39 months to 42 months.

Tranzyme, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. Strategic Collaboration and License Agreements (Continued)

        The agreement provided for up to $6.0 million in research funding, payable in quarterly installments, over the initial two-year research program to support personnel related expenses, laboratory supplies and equipment to support the discovery efforts. BMS provided $2.5 million in research funding during the six-month extension period ending June 30, 2012 and provided $600,000 in funding during the three-month extension period ending September 30, 2012. BMS provided an additional $375,000 in funding for the three-month extension period ending December 31, 2012. Revenue for development services provided under the agreement is recognized as earned where the Company acts as principal in the transaction.

        The following is the Company's revenue for the BMS collaboration for the periods indicated (in thousands):

	Year Ended December 31,
	2012	2011	2010
Licensing revenue	$1,683	$3,427	$4,000
Research revenue	3,200	3,227	2,444

Total	$4,883	$6,654	$6,444

  Open Biosystems, Inc.

        In October 2005, the Company entered into a license and marketing agreement whereby Open Biosystems, Inc. acquired a worldwide royalty-bearing license to certain intellectual property unrelated to the Company's product candidates and Macrocyclic Template Chemistry (MATCH) drug discovery technology, as specified in the agreement. The Company earns royalties on annual net sales at rates that vary by licensed product category as defined in the agreement or, through 2010, minimum annual royalties, if greater than earned royalties, until the expiration date of the last-to-expire licensed patent or twelve years, whichever occurs last. Royalty revenue recognized from the licensing agreement was $262,000, $211,000 and $300,000 for the years ended December 31, 2012, 2011 and 2010, respectively.

4. Furniture, Fixtures and Equipment

        The following is the Company's furniture, fixtures and equipment including the effect of foreign currency translation for the periods indicated (in thousands):

	Year Ended December 31,
	2012	2011
Furniture and office equipment	$359	$339
Research equipment	2,073	1,975
Leasehold improvements	22	22

	2,454	2,336
Less: accumulated depreciation	(1,512)	(1,165)

Furniture, fixture and equipment, net	$942	$1,171

Tranzyme, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4. Furniture, Fixtures and Equipment (Continued)

        Depreciation and amortization expense relating to property and equipment, including leasehold improvements, for the years ended December 31, 2012, 2011 and 2010 was $332,000, $308,000, and $265,000, respectively.

5. Accrued Liabilities

        The following are the Company's accrued liabilities for the periods indicated (in thousands):

	Year Ended December 31,
	2012	2011
Research and development expenses	$706	$1,118
General and administrative	95	331
Other	39	100

Total accrued liabilities	$840	$1,549

6. Notes Payable and Other Liabilities

  2008 Notes Payable

        In December 2008, the Company entered into a loan and security agreement (the "2008 Notes") with two lenders, including the holder of promissory notes issued by the Company in 2006, for a total commitment of $6.3 million. The 2008 Notes carried an interest rate equal to 12.09% per annum, were repayable in monthly installments and were to mature on December 1, 2011. Borrowings were collateralized by all of the assets of the Company excluding intellectual property.

        In connection with the 2008 Notes, the Company issued warrants to purchase shares of preferred stock with an aggregate purchase price of $200,000. The warrants were exercisable for Series A Convertible Preferred stock at a price per share of $1.00. The warrants were recorded as a debt discount at estimated fair value of $87,000, which were being amortized as a component of interest expense over the remaining life of the loan. The warrants are exercisable for seven years from the date of issuance and expire on December 3, 2015. The warrants include an automatic conversion feature upon expiration. Upon the closing of the IPO, the warrants became exercisable for shares of common stock at a price per share of $7.00.

        The Company recorded total interest expense related to the 2008 Notes of $467,000 during the year ended December 31, 2010. No interest expense related to the 2008 Notes was recorded during the year ended December 31, 2011 or 2012.

  2010 Notes Payable

        In September 2010, the Company entered into a loan and security agreement with two lenders for a total commitment $13.0 million (the "2010 Notes") and the Company repaid the outstanding principal and interest of $3.4 million on the 2008 Notes. The 2010 Notes bore interest at 10.75% per annum and were set to mature on January 1, 2014. The 2010 Notes were payable initially in nine installments of interest only followed by thirty installments of principal plus interest. Principal payments on the 2010 Notes commenced in August 2011.

Tranzyme, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. Notes Payable and Other Liabilities (Continued)

        In connection with the 2010 loan and security agreement, the Company issued warrants to purchase an aggregate of $520,000 in stock of the Company, which were contingently exercisable for a class and series of shares and exercise price as determined by future events as specified in the agreement. Upon the closing of the IPO, the warrants became exercisable for shares of the Company's common stock. The Company determined the fair value of the warrants to be $254,000 and recorded the warrant as a liability with a related debt discount to be amortized as interest expense over the term of the 2010 Notes.

        The Company determined that the early prepayment of the 2008 Notes resulted in an exchange of debt instruments with substantially different terms, resulting in a $333,000 loss on extinguishment of debt reflected in other expense for the year ended December 31, 2010.

        The Company recognized $1.6 million and $430,000 in interest expense, including the amortization of the warrants, for the years ended December 31, 2011 and 2010, respectively.

  2012 Notes Payable

        On January 31, 2012, the Company entered into an Amended and Restated Loan and Security Agreement (the "2012 Notes") with the holders of the 2010 Notes whereby the lenders provided the Company with approximately $13.4 million of new proceeds, of which $4.1 million was used to repay a portion of the outstanding principal on the 2010 Notes. The interest rate on all of the outstanding notes was reset to 10.0% per annum. The agreement provided for interest only payments through February 1, 2013, and then 30 monthly principal and interest payments through August 1, 2015, to fully amortize the loan. In addition, the approximately $6.6 million of 2010 Notes that were reissued under the 2012 Notes were reamortized to follow the same interest-only period followed by the same 30 monthly principal and interest payments.

        In connection with the 2012 Notes, the Company issued warrants to purchase an aggregate of 163,488 shares of the Company's common stock at an exercise price of $3.67 per share. The warrants are immediately exercisable, and excluding certain mergers or acquisitions, will expire on January 30, 2022. The Company determined the fair value of the warrants to be $527,000 using the Black-Scholes pricing model and recorded the warrants as a debt discount to be amortized as interest expense over the term of the 2012 Notes using the effective interest rate method.

        On December 4, 2012, the Company repaid all principal and interest under the 2012 Notes and made aggregate final payments including principal and interest of approximately $21.0 million to the lenders. The Company determined that the early prepayment of the 2012 Notes resulted an extinguishment of debt instruments resulting in a $1.4 million loss on extinguishment of debt reflected in other expense for the year ended December 31, 2012.

        The Company recognized $2.4 million in interest expense, including the amortization of the warrants, for the year ended December 31, 2012.

  Other Liabilities

        During 1999, the Minister of Canada Economic Development agreed to fund CDN$450,000 for certain research and development efforts. The amount is to be repaid in annual installments based on certain fiscal year revenue calculations, as defined in the agreement up to a maximum of 135% of the loan, or CDN$607,500. For the year ended December 31, 2012 and 2011, the Company recorded

Tranzyme, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. Notes Payable and Other Liabilities (Continued)

CDN$38,000 and CDN$39,000, respectively, as a current liability representing amounts due under the agreement as a result of revenue proceeds received from licensing activity. The remaining long-term liability recorded under this agreement as of December 31, 2012, and 2011 totaled CDN$115,000 and CDN$154,000, respectively.

7. Convertible Notes Payable

  2008 Convertible Note

        In October 2008, the Company executed a note purchase agreement that authorized the issuance of up to $15.0 million in subordinated convertible promissory notes (the "Shareholder Notes") to certain preferred stockholders in three tranches of $5.0 million each. The Shareholder Notes carried interest at a rate equal to the prime rate in effect at the time of closing for each tranche plus 2% per annum. Unless earlier converted or paid in full, the 2008 Notes were to mature on the first anniversary of the issuance of the notes. In addition, the Company was to pay a premium equal to 15% of the principal amount held by the holders of Shareholder Notes upon occurrence of a repayment event as defined in the agreement.

        Concurrent with the execution of the note purchase agreement, the Company issued the first tranche of Shareholder Notes with a face value of $5.0 million bearing interest of 7% per annum. On February 27, 2009, the Company issued the second tranche of Shareholder Notes with a face value of $5.0 million bearing interest of 5.25% per annum. On June 5, 2009, the Company issued the third tranche of Shareholder Notes with a face value of $5.0 million bearing interest of 5.25% per annum.

        In August 2009, the Company amended the Shareholder Notes to extend the maturity dates of the first and second tranches to June 5, 2010. In June 2010, the Company amended all of the Shareholder Notes to extend the maturity dates to September 30, 2010.

        On September 30, 2010, the Company's Shareholder Notes, including accrued interest, converted into 13,884,004 shares of the Company's Series A Convertible Preferred stock and 2,577,660 shares of Class A Preferred Exchangeable stock of Tranzyme Pharma Inc.

        The Company recorded interest expense for the Shareholders Notes of $721,000 for the year ended December 31, 2010.

8. Equity Transactions

  Convertible Preferred Stock and Common Stock

        On June 11, 2010, as a component of the strategic collaboration agreement with Norgine, Tranzyme issued 1,047,120 shares of its Series B Convertible Preferred stock (Series B Preferred) to Norgine for proceeds of $2.0 million, net of issuance costs of $28,000.

        Upon the closing of the IPO, 18,395,156 shares of the Company's common and preferred exchangeable shares of Tranzyme's subsidiary, Tranzyme Pharma automatically exchanged into a total of 2,627,862 shares of the common stock of Tranzyme. In addition, 52,085,690 shares of Tranzyme's outstanding preferred stock automatically converted into a total of 7,440,791 shares of its common stock including 149,588 shares of stock for the Series B Preferred issued to Norgine.

Tranzyme, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. Equity Transactions (Continued)

        On March 31, 2011, the Company's Seventh Amended and Restated Certificate of Incorporation authorized the issuance of 93,370,680 shares of designated Preferred stock and 100,000,000 shares of common stock. On April 7, 2011, the Company's Eighth Amended and Restated Certificate of Incorporation reduced the Company's authority to issue shares to 5,000,000 shares of undesignated Preferred stock and 100,000,000 shares of common stock

  Warrants and Warrant Liability

        In connection with the 2010 Notes (see Note 6), the Company issued warrants to purchase an aggregate of $520,000 in capital stock of the Company, which were contingently exercisable for a class and series of shares as determined by future events as specified in the agreement. The warrants were valued under the level 3 hierarchy in accordance with ASC 820 as there are significant unobservable inputs. The fair value of the warrants was determined using a probability weighted valuation model. Values were determined for the warrants based on assumptions for each liquidity scenario using a Black-Scholes pricing model and other methods. These values were discounted back to October 1, 2010, the issuance date, while applying estimated probabilities to each scenario and associated value on a weighted average basis. These scenarios included a potential initial public offering or potential acquisition at different times throughout 2011 and 2012. Accordingly, the Company determined the initial fair value of the warrants to be $254,000, which was recorded as a convertible preferred stock warrant liability and related debt discount. In April 2011, the warrants became exercisable for shares of common stock upon closing of the Company's initial public offering and the liability was reclassified to stockholders' equity at its then fair value of $76,000.

        In connection with the 2012 Notes (see Note 6), the Company issued warrants to purchase an aggregate of 163,488 shares of the Company's common stock at an exercise price of $3.67 per share. The Company determined the fair value of the warrants to be $527,000 using the Black-Scholes pricing model and recorded the warrants as a debt discount to be amortized as interest expense over the term of the 2012 Notes using the effective interest rate method.

        As of December 31, 2012, the following warrants to purchase common stock were outstanding:

Issuance Date	Shares	Exercise Price	Expiration
12/3/2008	28,570	$7.00	12/3/2015
9/30/2010	38,892	$13.37	4/6/2016
1/31/2012	163,488	$3.67	1/31/2022

Total warrants outstanding	230,950

Tranzyme, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. Equity Transactions (Continued)

  Shares Reserved for Future Issuance

        The Company has reserved shares of its Common stock for future issuance as of December 31, 2012 as follows:

December 31, 2012
Stock options outstanding	2,962,077
Shares available for grant under stock option plans	611,288
Outstanding warrants	230,950

Total shares reserved for future issuance	3,804,315

9. Share-based Compensation

        During 2001, the Company adopted two equity compensation plans, the Tranzyme 2001 Employee Stock Option Plan and the 2001 Nonemployee Stock Option Plan (the "2001 Plans"), which authorized up to 1,000,000 and 445,000 shares of common stock, respectively, for granting both incentive and nonqualified stock options to employees, directors, consultants and other individuals set forth in the 2001 Plans. The exercise price and vesting period of the options issued under the plans were determined by the Company's Board of Directors on the date of grant.

        During 2003, the Company adopted an equity compensation plan, the Tranzyme 2003 Equity Incentive Plan (the "2003 Plan"), for eligible employees, directors, consultants and other individuals set forth in the 2003 Plan. The terms of the stock option agreements, including vesting requirements, were determined by the Company's Board of Directors, subject to the provisions of the 2003 Plan.

        In 2004, Tranzyme Pharma adopted an equity compensation plan, the Tranzyme Pharma 2004 Stock Option Plan (the "2004 Plan"), which authorized shares of Tranzyme Pharma's common exchangeable stock for granting stock options to employees, directors and consultants and other individuals set forth in the 2004 Plan. The terms of the stock option agreements, including vesting requirements, were determined by Tranzyme Pharma's Board of Directors, subject to the provisions of the 2004 Plan.

        Options granted by the Company generally vest over four years and are exercisable after they have been granted for up to ten years from the date of grant.

        On March 3, 2011 the Company's Board of Directors adopted, and stockholders subsequently approved, the 2011 Stock Option and Incentive Plan, (the "2011 Plan") which authorized the issuance of up to 2,627,945 shares of common stock under the plan. The plan became effective on April 1, 2011. As of April 1, 2011, no further shares will be issued under the 2001 Plans, the 2003 Plan or the 2004 Plan. To the extent outstanding awards under the 2001 Plans, the 2003 Plan or the 2004 Plan are cancelled, forfeited or otherwise terminated without being exercised, the number of shares underlying such awards will be available for grant under the 2011 Plan.

        On April 19, 2012, the Company's Board of Directors adopted, and on June 7, 2012 the Company's stockholders approved, an amendment and restatement of the 2011 Plan which authorized the issuance of an additional 1,000,000 shares of common stock under the amended and restated 2011 Plan.

Tranzyme, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9. Share-based Compensation (Continued)

        The following summarizes shares outstanding, exercisable and available for grant under each equity compensation plan as of December 31, 2012:

	Shares Outstanding	Shares Exercisable	Weighted Average Exercise Price of Shares Outstanding
2001 Stock Option Plans	1,269	1,269	$11.34
2003 Equity Incentive Plan	589,276	584,901	3.35
2004 Stock Option Plan	50,157	50,157	5.95
2011 Stock Option Plan	2,321,375	727,223	3.77

Total Shares outstanding	2,962,077	1,363,550	$3.73

Total share issued upon exercise of options	(54,580)
Total Shares authorized	3,627,945

Total Shares available for grant	611,288

        The Company issued 15,580 shares of common stock upon the exercise of stock options at a weighted exercise price of $3.15 for cash proceeds of approximately $49,000 during the year ended December 31. 2012. The intrinsic value of options exercised during the year ended December 31, 2012 was $24,000.

        During the year ended December 31, 2012, the Company's Board of Directors authorized and granted common stock options from the 2011 Plan to employees and directors of the Company as follows:

Date	Shares	Exercise price	Weighted Average Fair Value
February 23, 2012	50,000	$4.98	$3.42
April 19, 2012	200,000	$3.09	$2.07
August 7, 2012	537,832	$4.24	$2.76
October 18, 2012	11,000	$4.57	$3.00

Total	798,832	$4.00	$2.63

Tranzyme, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9. Share-based Compensation (Continued)

        The following table summarizes information about the Company's stock options activity for the year ended December 31, 2012:

	Shares	Weighted Average Exercise Price	Average Remaining Contractual Term (years)
Options Outstanding at December 31, 2011	2,481,612	$3.66
Granted	798,832	$4.00
Exercised	(15,580)	$3.15
Forfeited or expired	(302,787)	$3.98
Options Outstanding at December 31, 2012	2,962,077	$3.73	7.74

Options Exercisable on December 31, 2012	1,363,550	$3.69	6.35

        The exercise price of stock options is equal to the closing market price of the underlying common stock on the grant date. The weighted-average assumptions used in the Black-Scholes valuation model for equity awards granted for the years ended December 31, 2012, 2011 and 2010 are shown in the table below.

	Year Ended December 31,
	2012	2011	2010
Expected volatility	75.2%	77.4%	77.5%
Expected dividend yield	—%	—%	—%
Expected term (in years)	5.50 to 6.25	5.50 to 6.25	6.25
Risk-free interest rate	1.12%	2.20%	1.85%

        The Company determined the options' life based upon the use of the simplified method. As a newly public company, sufficient history to estimate the volatility and dividend yield of our common stock is not available. The Company uses the historical volatility of a pool of comparable companies as a basis for the expected volatility assumption and dividend yield. The Company intends to continue to consistently apply this process using the comparable companies until sufficient amount of historical information becomes available. The risk free interest rate is based upon the yield of an applicable Treasury instrument. The Company adjusts forfeiture rates to actual at the end of each quarter based upon actual forfeitures incurred. The weighted average fair value of options issued for the years ended December 31, 2012, 2011 and 2010 was $2.63, $2.54 and $6.09, respectively. The total fair value of shares vested during the years ended December 31, 2012, 2011 and 2010 was $1.7 million, $544,000, and $322,000, respectively.

        The aggregate intrinsic value of options outstanding as of December 31, 2012 represents the pretax value (the Company's closing market price of $0.54 per share on December 31, 2012, less the exercise price per share, times the number of in-the-money options) that would have been received by all option holders had they exercised their options at the end of the period. As of December 31, 2012, there were no outstanding in-the-money options.

        As of December 31, 2012, there was $3.6 million of unrecognized compensation expense related to unvested stock options, which is expected to be recognized over a weighted average period of 2.6 years.

Tranzyme, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9. Share-based Compensation (Continued)

        The Company recognized non-cash share-based compensation expense to employees and directors in its research and development and selling, general and administrative functions as follows (in thousands):

	Year Ended December 31,
	2012	2011	2010
Research and development	$385	$176	$118
General and administrative	1,071	929	197

Total	$1,456	$1,105	$315

10. Income Taxes

        For financial reporting purposes, net loss includes the following components:

	Year Ended December 31,
	2012	2011	2010
United States	$(773)	$(312)	$(1,069)
Foreign	(22,071)	(21,896)	(6,231)

Total	$(22,844)	$(22,208)	$(7,300)

        No provision for federal or state income taxes has been recorded, as the Company has incurred cumulative net operating losses since inception. A reconciliation of the Federal statutory tax rate of 35% to the Company's effective income tax rate is as follows:

	Year Ended December 31,
	2012	2011	2010
Statutory tax rate	35.0%	35.0%	35.0%
State taxes	—%	(0.1)%	1.9%
Foreign rate differential	(6.8)%	(7.2)%	(2.8)%
Tax credits and other	7.3%	14.0%	35.2%
Change in valuation allowance	(35.5)%	(41.7)%	(69.3)%

Tax expense	—%	—%	—%

        The Company has no cumulative unremitted earnings as of December 31, 2012 and thus, has recorded no deferred taxes or foreign withholding taxes under APB Opinion No. 23.

Tranzyme, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10. Income Taxes (Continued)

        Components of the Company's deferred tax assets and liabilities for federal income tax purposes are as follows at December 31, 2012 and 2011 (in thousands):

	Year Ended December 31,
	2012	2011
	(In thousands)
Deferred tax assets:
Current:
Deferred revenue	$178	$1,935

Valuation allowance	(178)	(1,931)

Net current deferred tax assets	—	4
Noncurrent deferred tax assets:
Net operating loss carryforwards	25,162	20,537
Research and development credits and pool	20,292	14,819
Depreciation	652	562
Other	827	496

	46,933	36,414
Valuation allowance	(46,897)	(36,339)

Net noncurrent deferred tax assets	36	75
Deferred tax liabilities:
Noncurrent:
Depreciation	(36)	(10)
Unrealized gain on warrant	$—	(69)

Total noncurrent deferred tax liabilities	(36)	(79)

Net noncurrent deferred tax asset/(liability)	$—	$(4)

        Management of the Company has evaluated the evidence bearing upon the realizability of its deferred tax assets including the Company's history of operating losses and has concluded that it is more likely than not that the Company may not realize the benefit of its deferred tax assets. Accordingly, the deferred tax assets have been fully reserved at December 31, 2012 and 2011.

        As of December 31, 2012 and 2011, the Company has U.S. Federal net operating loss (NOL) carryforwards of approximately $12.5 million and $9.6 million, respectively. The Company currently estimates $9.6 million of U.S. Federal net operating losses are available to offset future income as of December 31, 2012. Additional losses will become available in the amount of approximately $195,000 per year.

        As of December 31, 2012 and 2011, the Company had $1.2 million and $969,000, respectively, of research and development carryforwards which are fully reserved.

        As of December 31, 2012 and 2011, the Company has North Carolina state net operating loss carryforwards of approximately $7.9 million and $5.0 million, respectively, which will begin to expire in 2017 unless utilized. Additional limitations may arise if the Company experiences an ownership change in subsequent years.

Tranzyme, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10. Income Taxes (Continued)

        The Company's Canadian Federal tax loss as of December 31, 2012 and 2011 was approximately $76.2 million and $63.4 million, respectively. Canadian Federal tax losses begin to expire in 2026. As of December 31, 2012 and 2011, the Company has $6.1M and $4.2M of Canadian research and development credit carryforwards which are fully reserved.

        The Company adopted accounting guidance related to accounting for uncertainty in income taxes on January 1, 2007, which prescribes a recognition threshold and measurement attribute criteria for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. Upon implementation of the new guidance, the Company had no unrecognized tax benefits. As of December 31, 2012 and 2011 no unrecognized tax benefits are included in the balance sheet that would, if recognized, affect the Company's effective tax rate. The Company will recognize interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2012 and 2011, the Company had no accrued interest or penalties related to uncertain tax positions and no amounts have been recognized in the Company's consolidated statements of comprehensive income.

        The statute of limitations for assessment by the Internal Revenue Service (IRS) and state tax authorities is open for tax years ended December 31, 2009 through 2012, although carryforward attributes that were generated prior to tax year 2009 may still be adjusted upon examination by the IRS or state tax authorities if they either have been or will be used in a future period. The statute of limitations for assessment by the Canada Revenue Agency (CRA) is open for tax years ended December 31, 2008 through 2012, although carryforward attributes that were generated prior to tax year 2008 may still be adjusted upon examination by the CRA if they either have been or will be used in a future period. There are currently no federal or state audits in progress.

11. Retirement Savings Plan

        The Company provides a qualified 401(k) savings plan for its U.S. employees. All employees are eligible to participate, provided they meet the requirements of the plan. The Company provides a contribution on the first 3% of an employee's salary subject to statutory limitations as proscribed by law. For the years ended December 31, 2012, 2011 and 2010, the Company recorded $114,000, $79,000, and $54,000 of expense, respectively, for 401(k) contributions.

12. Commitments

        The Company leases its office space and certain equipment under cancellable and non-cancellable operating lease agreements in the United States and Canada.

        On November 28, 2011, the Company entered into a lease for approximately 8,126 square feet of office space located at 5001 South Miami Boulevard, Durham, North Carolina. These premises will serve as the Company's corporate headquarters. The lease term is 38 months, commencing on December 1, 2011 and terminating on January 31, 2015. The Company has the option to renew the lease term for an additional 12 months at the prevailing rental rate at the end of the term and the right of first offer on additional space located on the property's third floor.

        The Company also leases facilities for operations and offices from the University of Sherbrooke in Quebec, Canada. The Company's Canadian lease, as amended to date, expires on June 30, 2013.

Tranzyme, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12. Commitments (Continued)

        Rent expense incurred by the Company was approximately $625,000, $640,000, and $589,000 for the years ended December 31, 2012, 2011, and 2010, respectively.

        The following is a schedule of non-cancellable future minimum lease payments for operating leases at December 31, 2012 (in thousands):

December 31, 2012
2013	$400,000
2014	163,000
2015	13,000
2016	—
Thereafter	—

13. Summary of Operations by Quarter (Unaudited)

	2012
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Revenue	$2,608	$2,411	$1,819	$1,609
Operating expenses	10,088	7,415	5,390	4,648
Operating loss	(7,480)	(5,004)	(3,571)	(3,039)
Net loss	$(8,420)	$(5,609)	$(3,950)	$(4,865)
Net loss per share—basic and diluted	$(0.34)	$(0.23)	$(0.16)	$(0.18)

Shares used to compute net loss per share—basic and diluted	24,601,447	24,607,888	25,035,381	27,600,437

	2011
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Revenue	$2,339	$2,971	$2,646	$2,211
Operating expenses	5,472	6,966	8,634	9,840
Operating loss	(3,133)	(3,995)	(5,988)	(7,629)
Net loss	$(3,365)	$(4,407)	$(6,414)	$(8,022)
Net loss per share—basic and diluted	$(24.00)	$(0.19)	$(0.26)	$(0.33)

Shares used to compute net loss per share—basic and diluted	140,192	23,217,146	24,558,845	24,569,866

        Because of the method used in calculating per share data, the quarterly per share data will not necessarily add to the per share data as computed for the year.

Item 9.    Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

        None.

Item 9A.    Controls and Procedures

Evaluation of Disclosure Controls and Procedures

        Our management, with the participation of our principal executive officer and principal financial and accounting officer, evaluated the effectiveness of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934) as of December 31, 2012. Based on that evaluation, our principal executive officer and principal financial and accounting officer concluded that our disclosure controls and procedures as of December 31, 2012 are functioning effectively to provide reasonable assurance that the information required to be disclosed by us in reports filed under the Securities Exchange Act of 1934 is (i) recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms and (ii) accumulated and communicated to our management, including our principal executive officer and principal financial and accounting officer, as appropriate to allow timely decisions regarding disclosures. A controls system, no matter how well designed and operated, cannot provide absolute assurance that the objectives of the controls system are met, and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within a company have been detected.

Changes in Internal Control Over Financial Reporting

        As required by Rule 13a-15(f) of the Exchange Act, our management, with the participation of our principal executive officer and principal financial and accounting officer, conducted an evaluation of the internal control over financial reporting to determine whether any changes occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting. Based on that evaluation, our principal executive officer and principal financial and accounting officer concluded no such changes during the last fiscal quarter materially affected, or were reasonably likely to materially affect, our internal control over financial reporting.

Management's Report on Internal Control Over Financial Reporting

        Management is responsible for establishing and maintaining adequate internal control over financial reporting. Management has used the Committee of Sponsoring Organizations of the Treadway Commission, or the COSO framework, to evaluate the effectiveness of internal control over financial reporting. Management believes that the COSO framework is a suitable framework for its evaluation of financial reporting because it is free from bias, permits reasonably consistent qualitative and quantitative measurements of Tranzyme's Inc.'s internal control over financial reporting, is sufficiently complete so that those relevant factors that would alter a conclusion about the effectiveness of Tranzyme Inc.'s internal control over financial reporting are not omitted and is relevant to an evaluation of internal control over financial reporting. Management has assessed the effectiveness of Tranzyme Inc.'s internal control over financial reporting as of December 31, 2012 and has concluded that such internal control over financial reporting was effective. There were no material weaknesses in internal control over financial reporting identified by management.

        An attestation report of control over financial reporting by our registered public accounting firm is not required for the year ended December 31, 2012.

Item 9B.    Other Information

        None.

PART III.

Item 10.    Directors, Executive Officers, and Corporate Governance

        The information required under this item is incorporated herein by reference to our definitive proxy statement pursuant to regulation 14A, which proxy statement is expected to be filed with Securities and Exchange Commission not later than 120 days after the close of our fiscal year ended December 31, 2012.

Item 11.    Executive Compensation

        The information required under this item is incorporated herein by reference to our definitive proxy statement pursuant to regulation 14A, which proxy statement is expected to be filed with Securities and Exchange Commission not later than 120 days after the close of our fiscal year ended December 31, 2012.

Item 12.    Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

        The information required under this item is incorporated herein by reference to our definitive proxy statement pursuant to regulation 14A, which proxy statement is expected to be filed with Securities and Exchange Commission not later than 120 days after the close of our fiscal year ended December 31, 2012.

Item 13.    Certain Relationships and Related Transactions and Director Independence

        The information required under this item is incorporated herein by reference to our definitive proxy statement pursuant to regulation 14A, which proxy statement is expected to be filed with Securities and Exchange Commission not later than 120 days after the close of our fiscal year ended December 31, 2012.

Item 14.    Principal Accounting Fees and Services

        The information required under this item is incorporated herein by reference to our definitive proxy statement pursuant to regulation 14A, which proxy statement is expected to be filed with Securities and Exchange Commission not later than 120 days after the close of our fiscal year ended December 31, 2012.

 Part IV.

Item 15.    Exhibits, Financial Statement Schedules, and Reports on Form 8-K

(a)
Financial Statements and Schedules:

1.
Financial Statements

        The following are included in Item 8 of this report:

  2.
  Financial Statement Schedules

        All schedules are omitted because they are not applicable or the required information is shown in the Financial Statements or notes thereto.

  3.
  List of Exhibits required by Item 601 of Regulation S-K. See part (b) below.

(b)
Exhibits.    The following exhibits are filed as part of, or incorporated by reference into, this report:

Exhibit Number	Description
3.1	Form of Eighth Amended and Restated Certificate of Incorporation of the Company (Incorporated by reference to Exhibit 3.2 of the Company's Registration Statement on Form S-1, as amended (File No. 333-170749)).

3.2	Form of Amended and Restated Bylaws of the Company (Incorporated by reference to Exhibit 3.3 of the Company's Registration Statement on Form S-1, as amended (File No. 333-170749)).

4.1	Specimen Common Stock Certificate (Incorporated by reference to Exhibit 4.1 of the Company's Registration Statement on Form S-1, as amended (File No. 333-170749)).

4.2	Fourth Amended and Restated Registration Rights Agreement dated as of May 12, 2005 by and among the Company and the investors listed therein, as amended (Incorporated by reference to Exhibit 4.2 of the Company's Registration Statement on Form S-1, as amended (File No. 333-170749)).

4.3	Warrant to Purchase Stock dated December 3, 2008 issued by the Company to Oxford Finance Corporation (Incorporated by reference to Exhibit 4.3 of the Company's Registration Statement on Form S-1, as amended (File No. 333-170749)).

4.4	Warrant to Purchase Stock dated December 3, 2008 issued by the Company to Silicon Valley Bank (Incorporated by reference to Exhibit 4.4 of the Company's Registration Statement on Form S-1, as amended (File No. 333-170749)).

4.5	Warrant to Purchase Stock dated September 30, 2010 issued by the Company to Compass Horizon Funding Company LLC (Incorporated by reference to Exhibit 4.5 of the Company's Registration Statement on Form S-1, as amended (File No. 333-170749)).

Exhibit Number	Description
4.6	Warrant to Purchase Stock dated September 30, 2010 issued by the Company to Oxford Finance Corporation (Incorporated by reference to Exhibit 4.6 of the Company's Registration Statement on Form S-1, as amended (File No. 333-170749)).

4.7	Form of Warrant to Purchase Stock issued by the Company on January 31, 2012 (Incorporated by reference to Exhibit 4.1 of the Company's Current Report on 8-K filed on February 1, 2012).

10.1	License Agreement dated as of June 11, 2010 by and between the Company and Norgine B.V. (Incorporated by reference to Exhibit 10.1 of the Company's Registration Statement on Form S-1, as amended (File No. 333-170749)).

10.2	Strategic Collaboration Agreement dated as of December 4, 2009 by and between the Company and Bristol-Myers Squibb Company (Incorporated by reference to Exhibit 10.2 of the Company's Registration Statement on Form S-1, as amended (File No. 333-170749)).

10.3	Office Lease, dated as of November 28, 2011, by and between the Company and James Campbell Company LLC (Incorporated by reference to Exhibit 10.1 of the Company's Current Report on 8-K filed on December 1, 2011).

10.4	Lease dated September 7, 2006 between Université de Sherbrooke and Tranzyme Pharma, as amended (Incorporated by reference to Exhibit 10.4 of the Company's Registration Statement on Form S-1, as amended (File No. 333-170749)).

10.5	Amended and Restated Loan and Security Agreement dated as of January 31, 2012 by and among the Company, Tranzyme Pharma, Horizon Technology Finance Corporation and Oxford Finance, LLC (Incorporated by reference to Exhibit 10.1 of the Company's Current Report on 8-K filed on February 1, 2012).

10.6	2001 Employee Stock Option Plan of the Company, together with forms of award agreement (Incorporated by reference to Exhibit 10.6 of the Company's Registration Statement on Form S-1, as amended (File No. 333-170749)).

10.7	2001 Non-Employee Stock Option Plan of the Company, together with forms of award agreement (Incorporated by reference to Exhibit 10.7 of the Company's Registration Statement on Form S-1, as amended (File No. 333-170749)).

10.8	Amended and Restated 2003 Stock Option Plan of the Company, as amended, together with forms of award agreement (Incorporated by reference to Exhibit 10.8 of the Company's Registration Statement on Form S-1, as amended (File No. 333-170749)).

10.9	Amended and Restated 2004 Stock Option Plan of Tranzyme Pharma Inc., together with forms of award agreement (Incorporated by reference to Exhibit 10.9 of the Company's Registration Statement on Form S-1, as amended (File No. 333-170749)).

10.10	2011 Stock Option and Incentive Plan of the Company, as amended, together with forms of award agreement (Incorporated by reference to Exhibit 10.10 of the Company's Registration Statement on Form S-1, as amended (File No. 333-170749)).

10.11	Non-Employee Director Compensation Policy (Incorporated by reference to Exhibit 10.1 of the Company's Quarterly Report on Form 10-Q filed on November 10, 2011).

10.12	Senior Executive Incentive Bonus Plan (Incorporated by reference to Exhibit 10.12 of the Company's Registration Statement on Form S-1, as amended (File No. 333-170749)).

Exhibit Number		Description
10.13		Amended and Restated Agreement of Employment dated February 20, 2007 by and between the Company and Vipin K. Garg, as amended (Incorporated by reference to Exhibit 10.13 of the Company's Registration Statement on Form S-1, as amended (File No. 333-170749)).

10.14		Change in Control Agreement effective June 13, 2008 by and between the Company and Vipin K. Garg (Incorporated by reference to Exhibit 10.14 of the Company's Registration Statement on Form S-1, as amended (File No. 333-170749)).

10.15		Change in Control Agreement effective June 13, 2008 by and between the Company and Richard I. Eisenstadt (Incorporated by reference to Exhibit 10.15 of the Company's Registration Statement on Form S-1, as amended (File No. 333-170749)).

10.16		Change in Control Agreement effective June 13, 2008 by and between the Company and Helmut Thomas (Incorporated by reference to Exhibit 10.17 of the Company's Registration Statement on Form S-1, as amended (File No. 333-170749)).

10.17		Change in Control Agreement effective November 2, 2011 by and between the Registrant and David S. Moore (Incorporated by reference to Exhibit 10.2 of the Company's Quarterly Report on Form 10-Q filed on November 10, 2011).

10.18		Change in Control Agreement effective November 2, 2011 by and between the Registrant and Franck S. Rousseau (Incorporated by reference to Exhibit 10.3 of the Company's Quarterly Report on Form 10-Q filed on November 10, 2011).

10.19		Form of Indemnification Agreement (Incorporated by reference to Exhibit 10.18 of the Company's Registration Statement on Form S-1, as amended (File No. 333-170749)).

10.20		Sales Agreement, dated May 7, 2012, by and between the Registrant and Cowen and Company (Incorporated herein by reference to Exhibit 1.2 to the Registrant's Registration Statement on Form S-3 filed May 7, 2012 (File No. 333-181215)).

10.21		Severance Agreement dated as of February 8, 2013 by and between the Registrant and David Moore.

10.22		Retention and Change in Control Agreement dated as of February 8, 2013 by and between the Registrant and Rhonda L. Stanley.

21.1		List of Subsidiaries of the Company (Incorporated by reference to Exhibit 21.1 of the Company's Registration Statement on Form S-1, as amended (File No. 333-170749)).

23.1	*	Consent of Independent Registered Public Accounting Firm.

31.1	*	Certification of Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	*	Certification of Principal Accounting Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1	*	Certification of Principal Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2	*	Certification of Principal Accounting Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

101.INS	+	XBRL Instance Document

101.SCH	+	XBRL Taxonomy Extension Schema Document

Exhibit Number		Description
101.CAL	+	XBRL Taxonomy Calculation Linkbase Document

101.LAB	+	XBRL Taxonomy Label Linkbase Document

101.PRE	+	XBRL Taxonomy Presentation Linkbase Document

101.DEF	+	XBRL Taxonomy Definitions Linkbase Document

*
Filed herewith

+
Furnished herewith

Attached as Exhibits 101 to this report are the following financial statements from our Annual Report on Form 10-K for the year ended December 31, 2012, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Comprehensive Income, (iii) the Condensed Consolidated Statements of Cash Flows and (iv) related notes to these financial statements tagged as blocks of text.

The XBRL related information in Exhibits 101 to this Annual Report on Form 10-K shall not be deemed "filed" or a part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended ("Securities Act") and is not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of those sections.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANZYME, INC. (Registrant)
Date: March 28, 2013	By:	/s/ VIPIN K. GARG, PH.D. Vipin K. Garg, Ph.D. President Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ VIPIN K. GARG, PH.D Vipin K. Garg, Ph.D.	President and Chief Executive Officer (Principal Executive Officer)	March 28, 2013
/s/ RHONDA L. STANLEY Rhonda L. Stanley	Controller (Principal Financial and Accounting Officer)	March 28, 2013
/s/ JOHN H. JOHNSON John H. Johnson	Chairman of the Board of Directors	March 28, 2013
/s/ JEAN-PAUL CASTAIGNE, M.D. Jean-Paul Castaigne, M.D.	Director	March 28, 2013
/s/ ANNE VANLENT Anne VanLent	Director	March 28, 2013
/s/ GEORGE ABERCROMBIE George Abercrombie	Director	March 28, 2013
/s/ ALEX ZISSON Alex Zisson	Director	March 28, 2013

 EXHIBIT 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-181215 and Form S-8 Nos. 333-173535 and 333-182408) of Tranzyme, Inc. and in the related Prospectus of our report dated March 28, 2013, with respect to the consolidated financial statements of Tranzyme, Inc., included in this Annual Report (Form 10-K) for the year ended December 31, 2012.

/s/ Ernst & Young LLP
Raleigh, North Carolina March 28, 2013

 EXHIBIT 31.1

CERTIFICATION PURSUANT TO
SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Vipin K. Garg, Ph.D., certify that:

1.
I have reviewed this Report on Form 10-K of Tranzyme, Inc. (the registrant);

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)
disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.
The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: March 28, 2013	By:	/s/ VIPIN K. GARG, PH.D. Vipin K. Garg, Ph.D. President and Chief Executive Officer (Principal Executive Officer)

 EXHIBIT 31.2

CERTIFICATION PURSUANT TO
SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Rhonda L. Stanley, certify that:

1.
I have reviewed this Report on Form 10-K of Tranzyme, Inc. (the registrant);

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)
disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.
The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: March 28, 2013	By:	/s/ RHONDA L. STANLEY Rhonda L Stanley Controller (Principal Financial and Accounting Officer)

 EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Tranzyme, Inc. (the Company) on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Vipin K. Garg, Ph.D., President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2013	By:	/s/ VIPIN K. GARG, PH.D. Vipin K. Garg, Ph.D. President and Chief Executive Officer (Principal Executive Officer)

        A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

 EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Tranzyme, Inc. (the Company) on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Rhonda Stanley, Controller of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2013	By:	/s/ RHONDA L. STANLEY Rhonda L Stanley Controller (Principal Financial and Accounting Officer)

        A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

ANNEX C

EXECUTION

AGREEMENT AND PLAN OF MERGER
AND REORGANIZATION

among:

TRANZYME, INC.,
a Delaware corporation;

TERRAPIN ACQUISITION,  INC.,
a Delaware corporation; and

OCERA THERAPEUTICS, INC.,
a Delaware corporation

Dated as of April 23, 2013

INDEX OF DEFINED TERMS

Acquisition Inquiry	A-1
Acquisition Proposal	A-1
Acquisition Transaction	A-1
Adjusted Cash	A-1
Adjusted Cash Statement	A-2
Adjusted Cash Statements	14
Adjustment Factor	A-2
Agreement	7
Business Day	A-2
Canadian Law	A-2
Certifications	38
Closing	8
Closing Adjusted Cash Statement	A-2
Closing Adjusted Cash Statements	14
Closing Date	8
COBRA	A-2
Code	A-2
Company	7
Company Adjusted Cash Target	A-2
Company Associate	A-2
Company Board Recommendation	65
Company Capital Stock	A-2
Company Closing Adjusted Cash	A-2
Company Common Stock	A-2
Company Contract	A-2
Company Disclosure Schedule	15
Company Employee Plan	28
Company Financials	17
Company Financing	A-3
Company Intellectual Property	20
Company IP Rights	A-3
Company Material Adverse Effect	A-3
Company Material Contract	23
Company Options	A-4
Company Preferred Stock	A-4
Company Products	24
Company Public Company Financials	A-4
Company Stock Certificate	11
Company Stock Option Plan	17
Company Stock Plans	28
Company Stockholder Approval	33
Company Stockholder Written Consents	64
Company Stockholders Written Consent	A-4
Company Third Party Intellectual Property	20
Company Triggering Event	A-4
Company Warrants	A-4
Confidentiality Agreement	A-4
Consent	A-4
Contemplated Transactions	A-4

Contract	A-4
Convertible Notes	A-5
D&O Indemnified Parties	69
DGCL	A-5
Dissenting Shares	13
Effective Time	9
Encumbrance	A-5
Entity	A-5
Environmental Law	A-5
ERISA	A-5
ERISA Affiliate	A-5
Excess Shares	10
Exchange Act	A-5
Exchange Agent	11
Exchange Fund	11
Exchange Ratio	A-5
Existing Company D&O Policies	32
Existing Tranzyme D&O Policies	52
FDA	24
Fully Diluted Basis	61
Fully-Diluted Basis	A-6
GAAP	A-6
Governmental Authority	A-6
Governmental Authorization	A-6
Governmental Body	A-6
Grant Date	28
Hazardous Materials	A-6
Independent Accountant	14
Intellectual Property	A-6
IRS	A-7
Key Employee	A-7
Knowledge	A-7
Legal Proceeding	A-7
Legal Requirement	A-7
Liability	23
Liens	34
Merger	7
Merger Sub	7
Multiemployer Plan	A-7
Ordinary Course of Business	A-7
Parties	A-7
Party	A-7
Person	A-7
Pre-Closing Period	56
Preferred Stock and Note Conversion	73
Proposed Closing Date	14
Proxy Statement	A-7
Reed Smith Opinion	71
Representatives	A-8
Required Company Stockholder Vote	33
Required Tranzyme Stockholder Vote	54

Reverse Stock Split	A-8
Sarbanes-Oxley Act	A-8
SEC	A-8
Securities Act	A-8
Shareholder	A-8
Skadden Opinion	71
Superior Offer	A-8
Surviving Corporation	8
Tax	A-9
Tax Representation Letters	72
Tax Return	A-9
Transaction Expenses	A-10
Transfer Taxes	72
Tranzyme	7
Tranzyme Adjusted Cash Target	A-10
Tranzyme Associate	A-9
Tranzyme Board Recommendation	66
Tranzyme Closing Adjusted Cash	A-9
Tranzyme Common Stock	A-9
Tranzyme Contract	A-9
Tranzyme Disclosure Schedule	35
Tranzyme Employee Plan	48
Tranzyme Intellectual Property	41
Tranzyme IP Rights	A-9
Tranzyme Material Adverse Effect	A-9
Tranzyme Material Contract	44
Tranzyme Options	A-10
Tranzyme Products	44
Tranzyme SEC Documents	37
Tranzyme Stock Plans	37
Tranzyme Stockholder Approval	54
Tranzyme Stockholders' Meeting	66
Tranzyme Third Party Intellectual Property	41
Tranzyme Triggering Event	A-10
Treasury Regulations	A-10
Voting Agreements	8
WARN Act	31

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

        THIS AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (this "Agreement") is made and entered into as of April 23, 2013, by and among TRANZYME, INC., a Delaware corporation ("Tranzyme"); TERRAPIN ACQUISITION, INC., a Delaware corporation ("Merger Sub"), and OCERA THERAPEUTICS, INC., a Delaware corporation (the "Company"). Certain capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS

        A.    Tranzyme and the Company intend to merge Merger Sub with and into the Company (the "Merger") in accordance with this Agreement and the DGCL. Upon consummation of the Merger, Merger Sub will cease to exist, and the Company will become a wholly-owned subsidiary of Tranzyme.

        B.    For U.S. federal income tax purposes, Tranzyme, Merger Sub and the Company intend that the Merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, that this Agreement will constitute a "plan of reorganization" for purposes of Section 354 and 361 of the Code, and that Tranzyme, Merger Sub and the Company will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

        C.    The Board of Directors of Tranzyme (i) has determined that the Merger is advisable and fair to, and in the best interests of, Tranzyme and its stockholders, (ii) has approved this Agreement, the Merger, the issuance of shares of Tranzyme Common Stock to the stockholders of the Company pursuant to the terms of this Agreement, and the other actions contemplated by this Agreement and has deemed this Agreement advisable and (iii) has determined to recommend that the stockholders of Tranzyme vote to approve the issuance of shares of Tranzyme Common Stock to the stockholders of the Company pursuant to the terms of this Agreement, and such other actions as contemplated by this Agreement.

        D.    The Board of Directors of Merger Sub (i) has determined that the Merger is advisable and fair to, and in the best interests of, Merger Sub and its sole stockholder, (ii) has approved this Agreement, the Merger, and the other actions contemplated by this Agreement and has deemed this Agreement advisable and (iii) has determined to recommend that the stockholder of Merger Sub vote to approve the Merger and such other actions as contemplated by this Agreement.

        E.    The Board of Directors of the Company (i) has determined that the Merger is advisable and fair to, and in the best interests of, the Company and its stockholders, (ii) has approved this Agreement, the Merger and the other actions contemplated by this Agreement and has deemed this Agreement advisable and (iii) has approved and determined to recommend the approval and adoption of this Agreement and the approval of the Merger to the stockholders of the Company.

        F.     In order to induce Tranzyme to enter into this Agreement and to cause the Merger to be consummated, certain stockholders of the Company listed on Schedule 1(B) hereto, are executing voting agreements in favor of Tranzyme concurrently with the execution and delivery of this Agreement in the form substantially attached hereto as Exhibit B (the "Voting Agreements").

        G.    In order to induce the Company to enter into this Agreement and to cause the Merger to be consummated, certain stockholders of Tranzyme listed on Schedule 1(C) hereto are executing the Voting Agreements in favor of the Company concurrently with the execution and delivery of this Agreement.

 AGREEMENT

        The parties to this Agreement, intending to be legally bound, agree as follows:

        Section 1.    DESCRIPTION OF TRANSACTION

        1.1    Structure of the Merger.

          (a)    Merger of Merger Sub into the Company.    Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.3), Merger Sub shall be merged with and into the Company, and the separate existence of Merger Sub shall cease. The Company will continue as the surviving corporation in the Merger (the "Surviving Corporation").

          (b)    Alternative Structures.    The parties agree to reasonably cooperate in the consideration and implementation of alternative structures to effect the business combination contemplated by this Agreement as long as any such alternative structure does not (a) impose any material delay on, or condition to, the consummation of the Merger, (b) cause any condition set forth in Sections 6, 7 and 8 to not be capable of being satisfied (unless duly waived by the party entitled to the benefits thereof), or (c) adversely affect any of the parties hereto or either of the parties' stockholders.

        1.2    Effects of the Merger.     The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the DGCL. As a result of the Merger, the Company will become a wholly-owned subsidiary of Tranzyme.

        1.3    Closing; Effective Time.     Unless this Agreement is earlier terminated pursuant to the provisions of Section 9.1 of this Agreement, and subject to the satisfaction or waiver of the conditions set forth in Sections 6, 7 and 8 of this Agreement, the consummation of the Merger (the "Closing") shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 525 University Avenue, Palo Alto, California, as promptly as practicable (but in no event later than the second Business Day following the satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in Sections 6, 7 and 8, other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of each of such conditions), or at such other time, date and place as Tranzyme and the Company may mutually agree in writing, provided that if all the conditions set forth in Sections 6, 7 and 8 shall not have been satisfied or waived on such second Business Day, then the Closing shall take place on the first subsequent Business Day on which all such conditions shall have been satisfied or waived. The date on which the Closing actually takes place is referred to as the "Closing Date." At the Closing, the Parties hereto shall cause the Merger to be consummated by executing and filing with the Secretary of State of the State of Delaware a Certificate of Merger with respect to the Merger, satisfying the applicable requirements of the DGCL and in a form reasonably acceptable to Tranzyme and the Company. The Merger shall become effective at the time of the filing of such Certificate of Merger with the Secretary of State of the State of Delaware or at such later time as may be specified in such Certificate of Merger with the consent of Tranzyme and the Company (the time as of which the Merger becomes effective being referred to as the "Effective Time").

        1.4    Certificate of Incorporation and Bylaws; Directors and Officers.     At the Effective Time:

          (a)   the Certificate of Incorporation of the Surviving Corporation shall be amended in its entirety to read as set forth on Exhibit D, until thereafter amended as provided by the DGCL and such Certificate of Incorporation;

          (b)   the Certificate of Incorporation of Tranzyme shall be the Certificate of Incorporation of Tranzyme immediately prior to the Effective Time, until thereafter amended as provided by the DGCL and such Certificate of Incorporation; provided, however, that at the Effective Time, Tranzyme shall file an amendment to its certificate of incorporation to change the name of Tranzyme to "Ocera Therapeutics, Inc.";

          (c)   the Bylaws of the Surviving Corporation shall be amended and restated in its entirety to read identically to the Bylaws of Merger Sub as in effect immediately prior to the Effective Time, until thereafter amended as provided by the DGCL and such Bylaws;

          (d)   the directors and officers of Tranzyme shall be as set forth in Section 5.12; and

          (e)   the directors and officers of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation, shall be the directors and officers of Tranzyme as set forth in Section 5.12.

        1.5    Conversion of Shares and Issuance of Warrants.

          (a)   At the Effective Time, by virtue of the Merger and without any further action on the part of Tranzyme, Merger Sub, the Company or any stockholder of the Company:

              (i)  any shares of Company Common Stock or Company Preferred Stock held as treasury stock or held or owned by the Company, Merger Sub or any Subsidiary of the Company immediately prior to the Effective Time shall be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor; and

             (ii)  subject to Section 1.5(c), each share of Company Common Stock outstanding immediately prior to the Effective Time (excluding shares to be canceled pursuant to Section 1.5(a)(i) and excluding Dissenting Shares) shall be converted solely into the right to receive a number of shares of Tranzyme Common Stock equal to the Exchange Ratio.

          (b)   If any shares of Company Common Stock outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option or the risk of forfeiture or under any applicable restricted stock purchase agreement or other agreement with the Company (other than those shares (if any) which, as a result of the Merger, shall, by the terms of the agreements applicable thereto, vest or for which any such repurchase options or other such restrictions or risks of forfeiture shall lapse), then the shares of Tranzyme Common Stock issued in exchange for such shares of Company Common Stock will to the same extent be unvested and subject to the same repurchase option or risk of forfeiture, and the certificates representing such shares of Tranzyme Common Stock shall accordingly be marked with appropriate legends. The Company shall take all action that may be necessary to ensure that, from and after the Effective Time, Tranzyme is entitled to exercise any such repurchase option or other right set forth in any such restricted stock purchase agreement or other agreement in accordance with its terms.

          (c)   No fractional shares of Tranzyme Common Stock shall be issued in connection with the Merger as a result of the conversion provided for in Section 1.5(a)(ii), and no certificates or scrip for any such fractional shares shall be issued. Any holder of Company Common Stock who would otherwise be entitled to receive a fraction of a share of Tranzyme Common Stock (after aggregating all fractional shares of Tranzyme Common Stock issuable to such holder) shall, in lieu of such fraction of a share and upon surrender of such holder's Company Stock Certificate(s) (as defined in Section 1.6), be entitled to receive, from the Exchange Agent (as defined in Section 1.7) in accordance with the provisions of this Section 1.5, a cash payment in lieu of such fractional shares representing such holder's proportionate interest, if any, in the proceeds from the sale by the Exchange Agent (reduced by any fees of the exchange agent attributable to such sale) in one or more transactions of shares of Tranzyme Common Stock equal to the excess of (i) the aggregate number of shares of Tranzyme Common Stock to be delivered to the Exchange Agent by Tranzyme pursuant to Section 1.7(a) over (ii) the aggregate number of whole shares of Tranzyme Common Stock to be distributed to holders of Company Stock Certificates pursuant to Section 1.7(b) (such excess being, the "Excess Shares"). The Parties acknowledge that payment of the cash consideration in lieu of issuing fractional shares was not separately bargained-for consideration but merely represents a mechanical rounding off for purposes of avoiding the expense and inconvenience to Tranzyme that would otherwise be caused by the issuance of fractional shares. As soon as practicable after the Effective Time, the Exchange Agent, as agent for the holders of the certificates representing shares of Tranzyme Common Stock that would otherwise receive fractional shares, shall sell the Excess Shares at then prevailing prices on the NASDAQ Global Market (or such other NASDAQ market which the Tranzyme Common Stock then trades).

          (d)   All Company Options outstanding immediately prior to the Effective Time under the Company Stock Option Plan and all Company Warrants outstanding immediately prior to the Effective Time shall be exchanged for options to purchase Tranzyme Common Stock or warrants to purchase Tranzyme Common Stock, as applicable, in accordance with Section 5.5.

          (e)   Each share of Common Stock, $0.0001 par value per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of Common Stock, $0.0001 par value per share, of the Surviving Corporation. Each stock certificate of Merger Sub evidencing ownership of any such shares shall, as of the Effective Time, evidence ownership of such shares of Common Stock of the Surviving Corporation.

          (f)    If, between the date of this Agreement and the Effective Time, the outstanding shares of Company Capital Stock or Tranzyme Common Stock shall have been changed into, or exchanged for, a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, the Exchange Ratio shall be correspondingly adjusted to provide the holders of Company Common Stock, Company Preferred Stock, Company Options and Company Warrants the same economic effect as contemplated by this Agreement prior to such event.

        1.6    Closing of the Company's Transfer Books.     At the Effective Time, the stock transfer books of the Company shall be closed with respect to all shares of Company Common Stock and Company Preferred Stock outstanding immediately prior to the Effective Time. No further transfer of any such shares of Company Common Stock or Company Preferred Stock shall be made on such stock transfer books after the Effective Time. If, after the Effective Time, a valid certificate previously representing any shares of Company Common Stock or Company Preferred Stock outstanding immediately prior to the Effective Time (a "Company Stock Certificate") is presented to the Exchange Agent (as defined in Section 1.7) or to the Surviving Corporation, such Company Stock Certificate shall be canceled and shall be exchanged as provided in Sections 1.5 and 1.7.

        1.7    Surrender of Certificates.

          (a)   On or prior to the Closing Date, Tranzyme and the Company shall agree upon and select a reputable bank, transfer agent or trust company to act as exchange agent in the Merger (the "Exchange Agent"). At or promptly following the Effective Time, Tranzyme shall deposit with the Exchange Agent: (i) certificates representing the shares of Tranzyme Common Stock issuable pursuant to Section 1.5 in exchange for the outstanding shares of Company Common Stock and Company Preferred Stock pursuant to this Section 1.7. The shares of Tranzyme Common Stock and any dividends or distributions received by the Exchange Agent with respect to such shares, are referred to collectively as the "Exchange Fund."

          (b)   Promptly after the Effective Time, the Parties shall cause the Exchange Agent to mail to the Persons who were record holders of Company Stock Certificates immediately prior to the Effective Time: (i) a letter of transmittal in customary form and containing such provisions as Tranzyme may reasonably specify (including a provision confirming that delivery of Company Stock Certificates shall be effected, and risk of loss and title to Company Stock Certificates shall pass, only upon delivery of such Company Stock Certificates to the Exchange Agent); and (ii) instructions for use in effecting the surrender of Company Stock Certificates in exchange for certificates representing Tranzyme Common Stock. Upon surrender of a Company Stock Certificate to the Exchange Agent for exchange, together with a duly executed letter of transmittal and such other documents as may be reasonably required by the Exchange Agent or Tranzyme: (A) the holder of such Company Stock Certificate shall be entitled to receive in exchange therefor a certificate representing the number of whole shares of Tranzyme Common Stock that such holder has the right to receive (and cash in lieu of any fractional share of Tranzyme Common Stock) pursuant to the provisions of Section 1.5; and (B) the Company Stock Certificate so surrendered shall be canceled. Until surrendered as contemplated by this Section 1.7(b), each Company Stock Certificate shall be deemed, from and after the Effective Time, to represent only the right to receive shares of Tranzyme Common Stock (and cash in lieu of any fractional share of Tranzyme Common Stock). If any Company Stock Certificate shall have been lost, stolen or destroyed, Tranzyme may, in its discretion and as a condition precedent to the delivery of any shares of Tranzyme Common Stock, require the owner of such lost, stolen or destroyed Company Stock Certificate to provide an applicable affidavit with respect to such Company Stock Certificate and post a bond indemnifying Tranzyme against any claim suffered by Tranzyme related to the lost, stolen or destroyed Company Stock Certificate or any Tranzyme Common Stock issued in exchange therefor as Tranzyme may reasonably request.

          (c)   No dividends or other distributions declared or made with respect to Tranzyme Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Company Stock Certificate with respect to the shares of Tranzyme Common Stock that such holder has the right to receive in the Merger until such holder surrenders such Company Stock Certificate (or complies with the lost stock provisions) in accordance with this Section 1.7 (at which time such holder shall be entitled, subject to the effect of applicable abandoned property, escheat or similar laws, to receive all such dividends and distributions, without interest).

          (d)   Any portion of the Exchange Fund that remains undistributed to holders of Company Stock Certificates as of the date 180 days after the Closing Date shall be delivered to Tranzyme upon demand, and any holders of Company Stock Certificates who have not theretofore surrendered their Company Stock Certificates in accordance with this Section 1.7 shall thereafter look only to Tranzyme for satisfaction of their claims for Tranzyme Common Stock, cash in lieu of fractional shares of Tranzyme Common Stock and any dividends or distributions with respect to shares of Tranzyme Common Stock.

          (e)   Each of Tranzyme, Merger Sub, the Company, the Surviving Corporation and the Exchange Agent shall be entitled to deduct and withhold, from any consideration payable or otherwise deliverable under this Agreement to any holder of record of any Company Capital Stock immediately prior to the Effective Time or any other Person who is entitled to receive merger consideration pursuant to this Section 1, such amounts as are required to be withheld or deducted under the Code or any other state, local or foreign Tax Legal Requirement with respect to the making of such payment and shall be entitled to request any reasonably appropriate Tax forms, including Form W-9 (or the appropriate Form W-8, as applicable) from any recipient of merger consideration hereunder. To the extent that amounts are so withheld or deducted, such withheld or deducted amounts shall be treated for all purposes of this Agreement as having been paid to the Person(s) to whom such amounts would otherwise have been paid.

          (f)    No party to this Agreement shall be liable to any holder of any Company Stock Certificate or to any other Person with respect to any shares of Tranzyme Common Stock (or dividends or distributions with respect thereto) or for any cash amounts, delivered to any public official pursuant to any applicable abandoned property law, escheat law or similar Legal Requirement.

        1.8    Appraisal Rights.

          (a)   Notwithstanding any provision of this Agreement to the contrary, shares of Company Capital Stock that are outstanding immediately prior to the Effective Time and which are held by stockholders who have exercised and perfected appraisal rights or dissenters' rights for such shares of Company Capital Stock in accordance with the DGCL or California Corporations Code, if and to the extent applicable (collectively, the "Dissenting Shares") shall not be converted into or represent the right to receive the per share amount of the merger consideration described in Section 1.5 attributable to such Dissenting Shares. Such stockholders shall be entitled to receive payment of the appraised value of such shares of Company Capital Stock held by them in accordance with the DGCL or California Corporations Code (if and to the extent applicable), unless and until such stockholders fail to perfect or effectively withdraw or otherwise lose their appraisal rights under the DGCL or their or dissenters' under the California Corporations Code (if any). All Dissenting Shares held by stockholders who shall have failed to perfect or who effectively shall have withdrawn or lost their right to appraisal of such shares of Company Capital Stock under the DGCL and California Corporations Code (if applicable) shall thereupon be deemed to be converted into and to have become exchangeable for, as of the Effective Time, the right to receive the per share amount of the merger consideration attributable to such Dissenting Shares upon their surrender in the manner provided in Section 1.5.

          (b)   The Company shall give Tranzyme prompt written notice of any demands by dissenting stockholders received by the Company, withdrawals of such demands and any other instruments served on the Company and any material correspondence received by the Company in connection with such demands.

        1.9    Further Action.     If, at any time after the Effective Time, any further action is determined by the Surviving Corporation to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession of and to all rights and property of the Company, then the officers and directors of the Surviving Corporation shall be fully authorized, and shall use their commercially reasonable efforts (in the name of the Company, in the name of Merger Sub and otherwise) to take such action.

        1.10    Tax Consequences.     For U.S. federal income tax purposes, the Merger is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder. The parties to this Agreement adopt this Agreement as a "plan of reorganization" within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

        1.11    Adjusted Cash.

          (a)   On each Friday prior to the Closing Date at or before 8:00 pm New York City time on that day, Tranzyme shall deliver to the Company and the Company shall deliver to Tranzyme its best current estimate of its Adjusted Cash as of such date, and as of immediately prior to the Effective Time on the Closing Date, specifying the estimated Closing Date being assumed for these purposes (the "Adjusted Cash Statements").

          (b)   On the third Business Day prior to the proposed closing date of the Merger, Tranzyme shall deliver to the Company and the Company shall deliver to Tranzyme its best current estimate of its Adjusted Cash as of immediately prior to the Effective Time on the Closing Date (the "Closing Adjusted Cash Statements").

          (c)   The Adjusted Cash Statements and Closing Adjusted Cash Statements shall be unaudited but each line item therein shall be determined in accordance with GAAP, and each of Tranzyme and the Company shall provide reasonable and prompt access to the other pursuant to Section 4.1 for purposes of verifying the other's Adjusted Cash Statements and Closing Adjusted Cash Statements.

          (d)   If either Tranzyme or the Company objects to the other's Closing Adjusted Cash Statements and Tranzyme and the Company are unable to reach agreement with respect to such Closing Adjusted Cash Statements on or prior to the proposed date for the closing of the Merger (the "Proposed Closing Date"), they shall on the next Business Day after the Proposed Closing Date refer all unresolved disputed items in connection with the Closing Adjusted Cash Statements to Pricewater-houseCoopers LLP (the "Independent Accountant"). Tranzyme and the Company acknowledge that they have discussed their past contacts, if any, with the Independent Accountant, and that neither party shall have the right to object to the Independent Accountant's service in such role by reason of non-disclosure of past contacts, conflicts of interest, or any other reason. The Independent Accountant shall deliver a written report to each of Tranzyme and the Company with its determination with respect to what the amount of each unresolved disputed line item was as of 5:00 pm New York City time on the Proposed Closing Date within thirty (30) days after its engagement by the Parties, and the report of the Independent Accountant shall be final and binding on the Parties and their Representatives and all other concerned parties. Each of Tranzyme and the Company shall pay one-half of all the costs incurred in connection with the engagement of the Independent Accountant.

          (e)   The "Company Closing Adjusted Cash" and the "Tranzyme Closing Adjusted Cash" shall mean the Closing Adjusted Cash of the Company or Tranzyme, respectively (i) as set forth on the applicable Closing Adjusted Cash Statement, (ii) if there was a dispute as to a Closing Adjusted Cash Statement and Tranzyme and the Company were unable to agree on the Closing Adjusted Cash Statement on or prior to the Proposed Closing Date, as determined by the Independent Accountant, or (iii) as otherwise agreed in writing by Tranzyme and the Company.

        Section 2.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company represents and warrants to Tranzyme and Merger Sub as follows, except as set forth in the written disclosure schedule delivered by the Company to Tranzyme (the "Company Disclosure Schedule"). The Company Disclosure Schedule shall be arranged in parts and subparts corresponding to the numbered and lettered sections and subsections contained in this Section 2. The disclosures in any part or subpart of the Company Disclosure Schedule shall qualify other sections and subsections in this Section 2 to the extent it is reasonably clear from a reading of the disclosure that such disclosure is applicable to such other sections and subsections. The inclusion of any information in the Company Disclosure Schedule (or any update thereto) shall not be deemed to be an admission or acknowledgment, in and of itself, that such information is required by the terms hereof to be disclosed, is material, has resulted in or would reasonably be expected to result in a Company Material Adverse Effect, or is outside the Ordinary Course of Business.

        2.1    Subsidiaries; Due Organization; Etc.

          (a)   The Company has no Subsidiaries, except for the Entities identified in Part 2.1(a) of the Company Disclosure Schedule; and neither the Company nor any of the other Entities identified in Part 2.1(a) of the Company Disclosure Schedule owns any capital stock of, or any equity interest of any nature in, any other Entity, other than the Entities identified in Part 2.1(a) of the Company Disclosure Schedule. The Company has not agreed nor is obligated to make, nor is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity. The Company has not, at any time, been a general partner of, or has otherwise been liable for any of the debts or other obligations of, any general partnership, limited partnership or other Entity.

          (b)   The Company and each Subsidiary of the Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all necessary power and authority to conduct its business in the manner in which its business is currently being conducted.

          (c)   The Company and each Subsidiary of the Company is qualified to do business as a foreign corporation, and is in good standing, under the laws of all jurisdictions where the nature of its business requires such qualification other than in jurisdictions where the failure to be so qualified individually or in the aggregate has not had and would not reasonably be expected to have a Company Material Adverse Effect.

        2.2    Certificate of Incorporation; Bylaws; Charters and Codes of Conduct.    The Company has delivered or made available to Tranzyme accurate and complete copies of the certificate of incorporation, bylaws and other charter and organizational documents, including all currently effective amendments thereto for the Company and each of its Subsidiaries. Part 2.2 of the Company Disclosure Schedule lists, and the Company has delivered or made available to Tranzyme, accurate and complete copies of: (a) the charters of all committees of the Company's and its Subsidiaries' boards of directors; and (b) any code of conduct or similar policy adopted by the Company, Subsidiaries of the Company, or by their respective boards of directors, or any committees of their respective boards of directors. Neither the Company nor any Subsidiary of the Company has taken any action in breach or violation of any of the provisions of its certificate of incorporation, bylaws and other charter and organizational documents nor is in breach or violation of any of the material provisions of their respective certificates of incorporation, bylaws and other charter and organizational documents, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        2.3    Capitalization, Etc.

          (a)   The authorized capital stock of the Company consists of (i) Fifty-Five Million Two Hundred Seventy Thousand (55,270,000) shares of Company Common Stock, par value $0.001 per share, of which Five Million Three Hundred Seventy Seven Thousand Six Hundred Sixty (5,377,660) shares are issued and outstanding as of the date of this Agreement; and (ii) Forty-Two Million Two Hundred Twelve Thousand (42,212,000) shares of Company Preferred Stock, with a par value of $0.001 per share, of which (A) Fourteen Million Seven Hundred Twenty Thousand (14,720,000) shares are designated as Series A Preferred Stock, of which Fourteen Million Five Hundred Thousand (14,500,000) shares are issued and outstanding, (B) Eight Million Six Hundred Thousand (8,600,000) shares are designated as Series B Preferred Stock, all of which shares are issued and outstanding, and (C) Eighteen Million Eight Hundred Ninety-Two Thousand (18,892,000) shares are designated as Series C Preferred Stock, of which Seventeen Million Three Hundred Thirty-Nine Thousand One Hundred Twelve (17,339,112) shares are issued and outstanding. The Company does not hold any shares of its capital stock in its treasury. All of the outstanding shares of Company Common Stock and Company Preferred Stock have been duly authorized and validly issued, and are fully paid and non-assessable. Except as set forth in Part 2.3(a) of the Company Disclosure Schedule, none of the outstanding shares of Company Common Stock or Company Preferred Stock is entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right and none of the outstanding shares of Company Common Stock or Company Preferred Stock is subject to any right of first refusal in favor of the Company. Except as contemplated herein or as set forth in the Company Disclosure Schedule, there is no Company Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares of Company Common Stock or Company Preferred Stock. The Company is not under any obligation, nor is bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Company Common Stock or other securities. Part 2.3(a) of the Company Disclosure Schedule accurately and completely describes all repurchase rights held by the Company with respect to shares of Company Common Stock (including shares issued pursuant to the exercise of stock options) and Company Preferred Stock. Each share of Company Preferred Stock is convertible into one share of Company

  Common Stock. The Company and the holders of Company Preferred Stock shall have taken all actions necessary to effect the conversion of the Company Preferred Stock into Company Common Stock pursuant to the Company Stockholder Written Consent prior to the Closing Date.

          (b)   Except for the Company stock option plans identified in Part 2.3(b) of the Company Disclosure Schedule (the "Company Stock Option Plan"), the Company does not have any stock option plan or any other plan, program, agreement or arrangement providing for any equity or equity-based compensation for any Person. Part 2.3(b) of the Company Disclosure Schedule sets forth the aggregate number of Company Options outstanding and a weighted average exercise price of such options. The Company has made available to Tranzyme accurate and complete copies of all stock option plans pursuant to which the Company has ever granted stock options, and the forms of all stock option agreements evidencing such options.

          (c)   Except for the outstanding Convertible Notes, Company Options, Company Warrants or as set forth on Part 2.3(c) of the Company Disclosure Schedule, there is no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of the Company; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of the Company; (iii) stockholder rights plan (or similar plan commonly referred to as a "poison pill") or Contract under which the Company is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities; or (iv) condition or circumstance that may give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of the Company. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or other similar rights with respect to the Company.

          (d)   All outstanding shares of Company Common Stock, Company Preferred Stock, options, warrants and other securities of the Company have been issued and granted in material compliance with (i) all applicable securities laws and other applicable Legal Requirements, and (ii) all requirements set forth in applicable Contracts. The Company has delivered or made available to Tranzyme accurate and complete copies of all Company Warrants.

        2.4    Financial Statements.

          (a)   Part 2.4(a) of the Company Disclosure Schedule includes true and complete copies of the Company's draft audited balance sheet at December 31, 2012, and the Company's draft audited statements of income, cash flow and shareholders' equity for the years ended December 31, 2012 and 2011 and the Company's audited statements of income, cash flow and shareholders' equity for the year ended December 31, 2010 (collectively, the "Company Financials"). The Company Financials (and when delivered, the Company Public Company Financials) (i) were (or in the case of the Company Public Company Financials will have been) prepared in accordance with GAAP applied on a consistent basis (unless otherwise noted therein) throughout the periods indicated and (ii) fairly present the financial condition and operating results of the Company as of the dates and for the periods indicated therein.

          (b)   The Company and each Subsidiary of the Company maintains a system of internal accounting controls designed to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and each Subsidiary of the Company maintains internal control over financial reporting that provides reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting purposes.

          (c)   Since January 1, 2010, neither the Company nor its independent auditors have identified (i) any significant deficiency or material weakness in the system of internal accounting controls utilized by the Company and its Subsidiaries, (ii) any fraud, whether or not material, that involves the Company's management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Company and its Subsidiaries or (iii) any claim or allegation regarding any of the foregoing.

        2.5    Absence of Changes.     Since December 31, 2012, there has not been any Company Material Adverse Effect or any event or development that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except as set forth on Part 2.5 of the Company Disclosure Schedule, after December 31, 2012 and on or before the date hereof:

          (a)   There has not been any material loss, damage or destruction to, or any material interruption in the use of, any of the assets or business of the Company or any Subsidiary of the Company (whether or not covered by insurance);

          (b)   Neither the Company nor any Subsidiary of the Company has (i) declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of capital stock; or (ii) repurchased, redeemed or otherwise reacquired any shares of capital stock or other securities, other than from former employees, directors and consultants in accordance with agreements providing for the repurchase of shares in connection with any termination of services to the Company or any of its Subsidiaries;

          (c)   Neither the Company nor any Subsidiary of the Company has sold, issued or granted, or authorized the issuance of: (i) any capital stock or other security (except for Company Common Stock issued upon the valid exercise of outstanding Company Options); (ii) any option, warrant or right to acquire any capital stock or any other security (except for Company Options identified in Part 2.3(c) of the Company Disclosure Schedule); or (iii) any instrument convertible into or exchangeable for any capital stock or other security except for the repurchase or reacquisition of shares pursuant to the Company's rights arising upon an individual's termination as an employee, director or consultant;

          (d)   There has been no amendment to the certificate of incorporation, bylaws or other charter or organizational documents of the Company or any Subsidiary of the Company and neither the Company nor any Subsidiary of the Company has effected or been a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction;

          (e)   Neither the Company nor any Subsidiary of the Company has amended or waived any of its rights under, or exercised its discretion to permit the acceleration of vesting under any provision of: (i) the Company Stock Option Plan; (ii) any Company Option or any Contract evidencing or relating to any Company Option; (iii) any restricted stock purchase agreement; or (iv) any other Contract evidencing or relating to any equity award (whether payable in cash or stock);

          (f)    Neither the Company nor any Subsidiary of the Company has formed any Subsidiary or acquired any equity interest or other interest in any other Entity;

          (g)   Neither the Company nor any Subsidiary of the Company has: (i) lent money to any Person; (ii) incurred or guaranteed any indebtedness; (iii) issued or sold any debt securities or options, warrants, calls or other rights to acquire any debt securities; (iv) guaranteed any debt securities of others; or (v) made any capital expenditure or commitment in excess of $25,000;

          (h)   Neither the Company nor any Subsidiary of the Company has changed any of its accounting methods, principles or practices;

          (i)    Neither the Company nor any Subsidiary of the Company has made, changed or revoked any material Tax election, filed any material amendment to any Tax Return, adopted or changed any accounting method in respect of Taxes, changed any annual Tax accounting period, entered into any Tax allocation agreement, Tax sharing agreement or Tax indemnity agreement, other than commercial contracts entered into in the Ordinary Course of Business with vendors, customers or landlords, entered into any closing agreement with respect to any Tax, settled or compromised any claim, notice, audit report or assessment in respect of material Taxes, applied for or entered into any ruling from any Tax authority with respect to Taxes, surrendered any right to claim a material Tax refund, or consented to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment;

          (j)    Neither the Company nor any Subsidiary of the Company has commenced or settled any Legal Proceeding;

          (k)   Neither the Company nor any Subsidiary of the Company has entered into any material transaction outside the Ordinary Course of Business;

          (l)    Neither the Company nor any Subsidiary of the Company has acquired any material assets nor sold, leased or otherwise irrevocably disposed of any of its material assets or properties, nor has any Encumbrance been granted with respect to such assets or properties, except as would not interfere in any material respect with the use of such assets or properties in the Ordinary Course of Business consistent with past practices;

          (m)  There has been no entry into, amendment or termination of any Company Material Contract; and

          (n)   Neither the Company nor any Subsidiary of the Company has negotiated, agreed or committed to take any of the actions referred to in clauses "(c)" through "(m)" above (other than negotiations between the Parties to enter into this Agreement).

        2.6    Title to Assets.     The Company and each Subsidiary of the Company owns, and has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all tangible properties or assets and equipment used or held for use in its business or operations or purported to be owned by it. All of said assets are owned by the Company or a Subsidiary of the Company free and clear of any Encumbrances, except for: (i) any lien for current Taxes not yet due and payable or for Taxes that are being contested in good faith and for which adequate reserves have been made on the Company's audited consolidated balance sheet at December 31, 2012; (ii) minor liens that have arisen in the Ordinary Course of Business and that do not (in any case or in the aggregate) materially detract from the value of the assets subject thereto or materially impair the operations of the Company and its Subsidiaries, taken as a whole; and (iii) liens described in Part 2.6 of the Company Disclosure Schedule.

        2.7    Real Property; Leasehold.     Neither the Company nor any Subsidiary of the Company owns any real property or any interest in real property, except for the leaseholds created under the real property leases identified in Part 2.7 of the Company Disclosure Schedule which are in full force and effect and with no existing default thereunder.

        2.8    Intellectual Property.

          (a)   To the Company's Knowledge, the Company and its Subsidiaries own, license, sublicense or otherwise possess legally enforceable rights to use all material Intellectual Property used in or necessary to conduct the business of the Company and its Subsidiaries as currently conducted (in each case excluding generally commercially available, off-the-shelf software programs).

          (b)   The execution and delivery of this Agreement by the Company and the Closing will not result in the breach of or loss of rights under, or create on behalf of any third party the right to terminate or modify, (i) any license, sublicense or other agreement relating to any Intellectual Property owned by the Company or any Subsidiary of the Company that conveys an exclusive license or is otherwise material to the business of the Company and its Subsidiaries, taken as a whole, as currently conducted (the "Company Intellectual Property"), or (ii) any license, sublicense or other agreement to which the Company or any Subsidiary of the Company is a party and pursuant to which the Company or any Subsidiary of the Company is authorized to use any third party's Intellectual Property on an exclusive basis or that is otherwise material to the business of the Company and its Subsidiaries, taken as a whole, as currently conducted, excluding generally commercially available, off-the-shelf software programs (the "Company Third Party Intellectual Property"). The execution and delivery of this Agreement by the Company and the Closing will not, as a result of any Company Contract, result in Tranzyme, the Company or its Subsidiaries granting to any third party any rights or licenses to any Intellectual Property or the release or disclosure of any trade secrets that would not have been granted or released absent such execution or consummation.

          (c)   Part 2.8(c)(i) of the Company Disclosure Schedule sets forth a complete and accurate list of all material U.S. and foreign issued patents and pending patent applications and registered trademarks, service marks, copyrights and domain names owned or co-owned by the Company or any Subsidiary of the Company. Part 2.8(c)(ii)(A) of the Company Disclosure Schedule sets forth a complete and accurate list of all material U.S. and foreign issued patents and pending patent applications and registered trademarks, service marks, copyrights and domain names material to the business of the Company and its Subsidiaries as currently conducted, licensed to the Company or any Subsidiary of the Company, and Part 2.8(c)(ii)(B) of the Company Disclosure Schedule sets forth a complete and accurate list of all other licenses for Company Intellectual Property or Company Third Party Intellectual Property.

          (d)   All items of Intellectual Property set forth in Part 2.8(c)(i) of the Company Disclosure Schedule are subsisting and have not expired or been cancelled, all maintenance and renewal fees necessary to preserve such rights have been paid, and to the Company's Knowledge, all such rights are valid and enforceable. To the Company's Knowledge, all items of Intellectual Property set forth in Part 2.8(c)(ii)(A) of the Company Disclosure Schedule are subsisting and have not expired or been cancelled, all maintenance and renewal fees necessary to preserve such rights have been paid, and all such rights are valid and enforceable. To the Company's Knowledge, the Company and its Subsidiaries have implemented commercially reasonable measures to maintain the confidentiality of the Company Intellectual Property of a nature that the Company intends to keep confidential. To the Company's Knowledge, no third party is infringing, violating or misappropriating any of the Company Intellectual Property, except for infringements, violations or misappropriations that, individually or in the aggregate, have not had, and would not be reasonably likely to have, a Company Material Adverse Effect.

          (e)   To the Company's Knowledge, the conduct of the business of the Company and its Subsidiaries as currently conducted does not infringe, violate, conflict with or constitute a misappropriation of any Intellectual Property of any third party. Since January 1, 2010, neither the Company nor any Subsidiary of the Company has received any written claim or notice alleging any such infringement, violation or misappropriation.

              (i)  All former and current employees, consultants and contractors of the Company or its Subsidiaries who contribute or have contributed to the creation or development of any Intellectual Property for or on behalf of the Company or any Subsidiary of the Company have executed written instruments that assign to the Company or relevant Subsidiary all right, title and interest in and to any such contributions.

             (ii)  The Company's and each of its Subsidiaries' collection, storage, use and dissemination of personally identifiable information is and since January 1, 2010, has been in compliance in all material respects with all applicable Law, including Laws relating to privacy, data security and data protection, and all applicable privacy policies and terms of use or other contractual obligations applicable thereto. Since January 1, 2010, there have been no written allegations or claims received by the Company or any Subsidiary of the Company from any Governmental Body or any person of a breach of any such laws, policies or obligations. To the Company's Knowledge, since January 1, 2010, there have been no material losses or thefts of any such information.

        2.9    Agreements, Contracts and Commitments.     Part 2.9 of the Company Disclosure Schedule identifies, except for Company Contracts set forth in Part 2.13 of the Company Disclosure Schedule:

          (a)   each Company Contract in excess of $25,000 relating to the retention of, or the performance of services by any individual consultant or independent contractor, not terminable by the Company or its Subsidiaries on ninety (90) or fewer days' notice without liability;

          (b)   each Company Contract relating to any agreement of indemnification or guaranty not entered into in the Ordinary Course of Business other than indemnification agreements between the Company, its Subsidiaries or any of its or their officers or directors;

          (c)   each Company Contract relating to any agreement, contract or commitment containing any covenant limiting the freedom of the Company, its Subsidiaries or the Surviving Corporation to engage in any line of business or compete with any Person;

          (d)   each Company Contract relating to any agreement, contract or commitment relating to capital expenditures and involving obligations after the date of this Agreement in excess of $25,000 and not cancelable without penalty;

          (e)   each Company Contract relating to any agreement, contract or commitment currently in force relating to the disposition or acquisition of material assets or any ownership interest in any Entity;

          (f)    each Company Contract relating to any mortgages, indentures, loans, notes or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit in excess of $25,000 or creating any material Encumbrances with respect to any assets of the Company or any Subsidiary of the Company or any loans or debt obligations with officers or directors of the Company;

          (g)   each Company Contract in excess of $25,000 relating to (i) any distribution agreement (identifying any that contain exclusivity provisions); (ii) any agreement involving provision of services or products with respect to any pre-clinical or clinical development activities of the Company; (iii) any dealer, distributor, joint marketing, alliance, joint venture, cooperation, development or other agreement currently in force under which the Company or its Subsidiaries has continuing obligations to develop or market any product, technology or service, or any agreement pursuant to which the Company or its Subsidiaries has continuing obligations to develop any Intellectual Property that will not be owned, in whole or in part, by the Company or such Subsidiary of the Company; or (iv) any Contract currently in force to license any third party to manufacture or produce any Company product, service or technology or any Contract currently in force to sell, distribute or commercialize any Company products or service except agreements with distributors or sales representatives in the Ordinary Course of Business;

          (h)   each Company Contract with any Person, including without limitation any financial advisor, broker, finder, investment banker or other Person, providing advisory services to the Company in connection with the Contemplated Transactions; or

          (i)    any other agreement, contract or commitment (i) which involves payment or receipt by the Company or its Subsidiaries under any such agreement, contract or commitment of $25,000 or more in the aggregate or obligations after the date of this Agreement in excess of $25,000 in the aggregate, or (ii) that is material to the business or operations of the Company and its Subsidiaries.

        The Company has delivered or made available to Tranzyme accurate and complete (except for applicable redactions thereto) copies of all material written Company Contracts, including all amendments thereto. There are no material Company Contracts that are not in written form. Except as set forth on Part 2.9 of the Company Disclosure Schedule, neither the Company nor any Subsidiary of the Company has, nor to the Company's Knowledge, has any other party to a Company Material Contract (as defined below), breached, violated or defaulted under, or received notice that it has breached, violated or defaulted under, any of the terms or conditions of any of the agreements, contracts or commitments to which the Company or its Subsidiaries is a party or by which it is bound of the type described in clauses (a) through (i) above or any Company Contract listed in Part 2.13 of the Company Disclosure Schedule (any such agreement, contract or commitment, a "Company Material Contract") in such manner as would permit any other party to cancel or terminate any such Company Material Contract, or would permit any other party to seek damages, which has had or would reasonably be expected to have a Company Material Adverse Effect. As to the Company and its Subsidiaries, as of the date of this Agreement, each Company Material Contract is valid, binding, enforceable and in full force and effect, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies. The consummation of the Contemplated Transactions will not (either alone or upon the occurrence of additional acts or events) result in any material payment or payments becoming due from the Company, any Subsidiary of the Company, or the Surviving Corporation to any Person under any Company Contract or give any Person the right to terminate or alter the provisions of any Company Contract. No Person is renegotiating any material amount paid or payable to the Company under any Company Material Contract or any other material term or provision of any Company Material Contract.

        2.10    Liabilities.    As of the date hereof, neither the Company nor any Subsidiary of the Company has any liability, indebtedness, obligation, expense, claim, deficiency, guaranty or endorsement of any kind, whether accrued, absolute, contingent, matured, unmatured or other (whether or not required to be reflected in the financial statements in accordance with GAAP) (each a "Liability"), individually or in the aggregate, except for: (a) Liabilities identified as such in the "liabilities" column of the Company's audited consolidated balance sheet; (b) normal and recurring current Liabilities that have been incurred by the Company or its Subsidiaries since the date of the Company's audited consolidated balance sheet in the Ordinary Course of Business and which are not in excess of $250,000 in the aggregate; (c) Liabilities for performance of obligations of the Company or any Subsidiary of the Company under contracts (other than for breach thereof); (d) Liabilities described in Part 2.10 of the Company Disclosure Schedule; and (e) Liabilities incurred in connection with the Contemplated Transactions.

        2.11    Compliance; Permits; Restrictions.

          (a)   The Company and each Subsidiary of the Company is and, since January 1, 2010, has been in compliance with all Legal Requirements applicable to the Company or any Subsidiary of the Company, and, since January 1, 2010, has not violated or received any written notice alleging any violation with respect to any Legal Requirements, except as, individually or in the aggregate, has not had, and would not be reasonably likely to have, a Company Material Adverse Effect.

          (b)   Each of the current product candidates of the Company or any Subsidiary of the Company is identified in Part 2.11(b) of the Company Disclosure Schedule (the "Company

  Products"). Each Company Product is being, and at all times has been, developed, tested, manufactured, marketed, sold, labeled and stored, as applicable, in compliance in all material respects with the Federal Food, Drug and Cosmetic Act and applicable regulations enforced by the U.S. Food and Drug Administration (the "FDA"), including those requirements relating to current good manufacturing practices, good laboratory practices and good clinical practices, as applicable.

          (c)   Neither the Company, any Subsidiary of the Company, nor, to the Company's Knowledge, any of their respective directors, officers, employees, agents or distributors has, at any time since January 1, 2010, violated in any material respect any provision of the U.S. Foreign Corrupt Practices Act of 1977 or any comparable foreign law relating to anti-bribery or corruption matters. Since January 1, 2010, neither the Company nor any Subsidiary of the Company nor, to the Company's Knowledge, any of their respective directors, officers, employees, agents or distributors has paid or given, offered or promised to pay or give, or authorized or ratified the payment or giving, directly or indirectly, of any monies or anything of value to any national, provincial, municipal or other government official or employee or any political party or agent or candidate for political office or Governmental Body for the direct or indirect purpose of influencing any act or decision of such Person or of the Governmental Body to obtain or retain business, or direct business to any Person or to secure any other improper benefit or advantage that has or would be reasonably likely to result in a material violation of applicable Legal Requirements.

          (d)   To the Company's Knowledge, the clinical trials conducted by the Company or its Subsidiaries were, and if still pending, are, being conducted in all material respects in accordance with all applicable clinical protocols, informed consents and applicable requirements of the FDA and equivalent regulatory authorities outside of the United States, including the applicable requirements of good clinical practice and all applicable requirements contained in Public Health Service Act § 402, 21 C.F.R. Parts 50 (Protection of Human Subjects), 54 (Financial Disclosure by Clinical Investigators), 56 (Institutional Review Boards) and 312 (Investigational New Drug Application).

          (e)   Neither the Company nor any Subsidiary of the Company is subject to any investigation that is pending and of which the Company has been notified or, to the Company's Knowledge, which has been threatened, in each case by (i) the FDA, (ii) the Department of Health and Human Services Office of Inspector General or Department of Justice pursuant to the Federal Healthcare Program Anti-Kickback Statute (42 U.S.C. Section 1320a-7b(b) or the Federal False Claims Act (31 U.S.C. Section 3729), or (iii) any regulatory authority outside of the U.S. pursuant to any equivalent statute of such jurisdiction.

          (f)    Neither the Company, any Subsidiary of the Company, nor, to the Company's Knowledge, any employee of the Company or any Subsidiary of the Company, has been convicted of any crime or engaged in any conduct for which debarment is mandated by 21 U.S.C. § 335a(a) or any similar Legal Requirements or authorized by 21 U.S.C. Section 335a(b) or any similar Legal Requirements, nor has the Company, any Subsidiary of the Company or, to the Company's Knowledge, any employee of the Company or any Subsidiary of the Company, been convicted of any crime or engaged in any conduct for which exclusion from participation in Medicare or State health care programs is mandated or authorized under 42 U.S.C. § 1320a-7, 42 C.F.R. part 1001 or any similar Legal Requirements.

          (g)   Since January 1, 2010, neither the Company nor any Subsidiary of the Company has initiated, conducted, or issued, or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, warning, "dear doctor" letter, investigator notice or other notice relating to an alleged product defect or lack of safety or efficacy of any product or product candidate.

        2.12    Tax Matters.

          (a)   The Company and each of its Subsidiaries (i) has timely filed (taking into account any extension of time within which to file) all Tax Returns required to have been filed by or with respect to the Company or any of its Subsidiaries, and all such Tax Returns are true, correct and complete in all material respects and were prepared in compliance with all applicable Tax law in all material respects, (ii) has timely paid all Taxes required to have been paid, whether or not shown as due on such Tax Returns, except for those Taxes which, individually and in the aggregate, are not reasonably expected to be material, (iii) has adequate accruals and reserves, in accordance with GAAP, on the Company's audited consolidated balance sheet at December 31, 2012, for all Taxes payable by the Company and its Subsidiaries for all taxable periods and portions thereof through the date of such financial statements and (iv) has not received written notice of any proposed or assessed deficiencies for any Tax from any taxing authority, against the Company or any of its Subsidiaries for which there are not adequate reserves on the Company's audited consolidated balance sheet at December 31, 2012. Since December 31, 2012, neither the Company nor any of its Subsidiaries has incurred any liability for Taxes other than in the Ordinary Course of Business.

          (b)   Neither the Company nor any of its Subsidiaries is the subject of any currently ongoing tax audit or other proceeding with respect to Taxes nor has any Tax audit or other proceeding with respect to Taxes been proposed against any of them in writing. No issues relating to Taxes of the Company or any of its Subsidiaries were raised by the relevant Tax authority in any completed audit or examination that would reasonably be expected to result in a material amount of Taxes in a later taxable period. Neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency (other than pursuant to extensions of time to file Tax Returns obtained in the Ordinary Course of Business) in either case that is still outstanding. No claim has ever been made in writing by a taxing authority of a jurisdiction where the Company or any of its Subsidiaries has not filed Tax Returns claiming that the Company or such Subsidiary is or may be subject to taxation by that jurisdiction.

          (c)   The Company and each of its Subsidiaries has timely withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party.

          (d)   There are no Encumbrances for Taxes (other than Taxes not yet due and payable or Taxes that are being contested in good faith and for which adequate reserves have been made on the Company's audited consolidated balance sheet at December 31, 2012, in accordance with GAAP) on any of the assets of the Company or any of its Subsidiaries.

          (e)   Neither the Company nor any of its Subsidiaries is a party to or bound by any written Tax allocation, indemnification (including indemnification of Taxes with respect to service-providers) or sharing agreement (other than an agreement with the Company or any of its Subsidiaries and other than customary indemnifications for Taxes contained in credit or other commercial agreements the primary purposes of which do not relate to Taxes). Neither the Company nor any of its Subsidiaries is or has been a member of an affiliated group (other than a group the common parent of which is the Company) filing a consolidated U.S. federal income Tax Return. Neither the Company nor any of its Subsidiaries is liable under Treasury Regulations Section 1.1502-6 (or any similar provision of the Tax laws of any state, local or foreign jurisdiction), or as a transferee or successor, by contract, or otherwise, for any Tax of any Person other than the Company and its Subsidiaries.

          (f)    The Company has delivered or made available to Tranzyme complete and accurate copies of all U.S. federal income Tax and all other material Tax Returns of the Company and each of its Subsidiaries (and predecessors of each) for all taxable years remaining open under the applicable statute of limitations, and complete and accurate copies of all examination reports and statements of deficiencies assessed against or agreed to by the Company and each of its Subsidiaries (and predecessors of each), with respect to U.S. federal income Tax and all other material Taxes.

          (g)   Neither the Company nor any of its Subsidiaries was a "distributing corporation" or "controlled corporation" in a transaction intended to qualify under Section 355 of the Code within the past two (2) years or otherwise as part of a plan that includes the Merger.

          (h)   Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for a taxable period ending after the Closing Date of as a result of any (i) adjustment pursuant to Section 481 of the Code (or any analogous provision of state, local or foreign law) for a taxable period ending on or before the Closing Date, (ii) "closing agreement" as described in Section 7121 of the Code (or any analogous provision of state, local or foreign Law) executed on or prior to the Closing Date, (iii) installment sale or open transaction disposition made on or prior to the Closing Date, (iv) prepaid amount received on or prior to the Closing Date or (v) election by the Company or any of its Subsidiaries under Section 108(i) of the Code.

          (i)    Neither the Company nor any of its Subsidiaries has entered into any transaction identified as a "listed transaction" within the meaning of Sections 1.6011-4(b)(2) or 301.6111-2(b)(2) of the Treasury Regulations.

          (j)    Neither the Company nor any of its Subsidiaries has taken or agreed to take any action or knows of any fact or circumstance that could reasonably be expected to prevent or impede the Merger from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code.

        2.13    Employee and Labor Matters; Benefit Plans.

          (a)   The employment of each of the Company and Company Subsidiary employees is terminable by the Company or the applicable Subsidiary of the Company at will (or otherwise in accordance with general principles of wrongful termination law). The Company has made available to Tranzyme accurate and complete copies of all employee manuals and handbooks, disclosure materials, policy statements and other materials relating to the employment of Company Associates to the extent currently effective and material.

          (b)   To the Knowledge of the Company and except as may be contemplated by this Agreement, no officer or Key Employee of the Company or any Subsidiary of the Company intends to terminate his or her employment with the Company or the applicable Subsidiary of the Company, nor has any such officer or Key Employee threatened or expressed in writing any intention to do so.

          (c)   Neither the Company nor any Subsidiary of the Company is a party to, bound by, nor has a duty to bargain under, any collective bargaining agreement or other Contract with a labor organization representing any of its employees, and there are no labor organizations representing, purporting to represent or, to the Knowledge of the Company, seeking to represent any employees of the Company or any Subsidiary of the Company.

          (d)   There has never been, nor, to the Knowledge of the Company, has there been any threat of, any strike, slowdown, work stoppage, lockout, job action, union, organizing activity, question concerning representation or any similar union activity or dispute, affecting the Company or any Subsidiary of the Company.

          (e)   Neither the Company nor any Subsidiary of the Company is or has been engaged in any unfair labor practice within the meaning of the National Labor Relations Act. There is no Legal Proceeding, claim, labor dispute or grievance pending or, to the Knowledge of the Company, threatened or reasonably anticipated relating to any employment contract, privacy right, labor dispute, wages and hours, leave of absence, plant closing notification, workers' compensation policy, long-term disability policy, harassment, retaliation, immigration, employment statute or regulation, safety or discrimination matter involving any Company Associate, including charges of unfair labor practices or discrimination complaints. Neither the Company nor any Subsidiary of the Company is a party to any conciliation agreement, consent decree or any other agreement or order with any Governmental Body with respect to employment practices.

          (f)    Part 2.13(f) of the Company Disclosure Schedule lists all written and describes all non-written employee benefit plans (as defined in Section 3(3) of ERISA, whether or not subject to ERISA) and all bonus, equity-based, incentive, deferred compensation, pension, retirement or supplemental retirement, profit sharing, severance, change in control, golden parachute, vacation, cafeteria, dependent care, medical care, employee assistance program, education or tuition assistance programs and other similar fringe or employee benefit plans, programs or arrangements, including any employment or executive compensation or severance agreements, for the benefit of any present or former employee or director of the Company or any ERISA Affiliate which is maintained by, administered or contributed to by, or required to be contributed to by, the Company, or any ERISA Affiliate, or under which the Company or any ERISA Affiliate has any current or may incur liability after the date hereof (each, a "Company Employee Plan").

          (g)   With respect to Company Options granted pursuant to the stock-based compensation plans of the Company (the "Company Stock Plans"), (i) each Company Option intended to qualify as an "incentive stock option" under Section 422 of the Code so qualifies, (ii) each grant of a Company Option was duly authorized no later than the date on which the grant of such Company Option was by its terms to be effective (the "Grant Date") by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each Company Option grant was made in accordance with the terms of the Company Stock Plans and all other applicable laws and regulatory rules or requirements, (iv) the per share exercise price of each Company Option was equal to or greater than the fair market value of a share of Company Common Stock on the applicable Grant Date and (v) each such Company Option grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company.

          (h)   Each Company Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination with respect to such qualified status from the Internal Revenue Service. To the Knowledge of the Company, nothing has occurred that would reasonably be expected to adversely affect the qualified status of any such Company Employee Plan or the exempt status of any related trust.

          (i)    Each Company Employee Plan has been maintained in compliance, in all material respects, with its terms and, both as to form and operation, with all applicable Legal Requirements, including without limitation, the Code and ERISA.

          (j)    No Company Employee Plan is subject to Title IV or Section 302 of ERISA or Section 412 of the Code, and neither the Company nor any Subsidiary of the Company or ERISA Affiliate has ever maintained, contributed to or partially or completely withdrawn from, or incurred any obligation or liability with respect to, any such plan. No Company Employee Plan is a Multiemployer Plan, and neither the Company nor any Subsidiary of the Company or ERISA

  Affiliate has ever contributed to or had an obligation to contribute, or incurred any liability in respect of a contribution, to any Multiemployer Plan.

          (k)   No Company Employee Plan (other than to the extent set forth in an employment, retention, change in control, deferred compensation or severance agreement or arrangement between the Company and any present or former employee or director disclosed hereunder) provides for medical or death benefits beyond termination of service or retirement, other than (i) pursuant to COBRA or an analogous state law requirement or (ii) death or retirement benefits under a Company Employee Plan qualified under Section 401(a) of the Code.

          (l)    With respect to each Company Employee Plan, the Company has made available to Tranzyme a true and complete copy of, to the extent applicable, (i) such Company Employee Plan, (ii) the three (3) most recent annual reports (Form 5500) as filed with the Internal Revenue Service, (iii) each currently effective trust agreement related to such Company Employee Plan, (iv) the most recent summary plan description for each Company Employee Plan for which such description is required, along with all summaries of material modifications, amendments, resolutions and all other material plan documentation related thereto in the possession of Tranzyme, and (v) the most recent Internal Revenue Service determination or opinion letter or analogous ruling under foreign law issued with respect to any Company Employee Plan.

          (m)  There is no contract, agreement, plan or arrangement to which the Company or any ERISA Affiliate is a party or by which it is bound to compensate any employee for excise taxes paid pursuant to Section 4999 of the Code. The consummation of the Contemplated Transactions will not, either alone or in combination with another event, (i) entitle any current or former employee or officer of the Company or any ERISA Affiliate to severance pay, unemployment compensation or any other payment, or (ii) accelerate the time of payment or vesting, or increase the amount of compensation due to any such employee or officer. Neither the Company nor any Subsidiary of the Company is a party to any Contract that has resulted or would reasonably be expected to result, separately or in the aggregate, in the payment of (i) any "excess parachute payment" within the meaning of Section 280G of the Code and (ii) any amount the deduction for which would be disallowed under Section 162(m) of the Code.

          (n)   To the Knowledge of the Company, no payment pursuant to any Company Employee Plan or other arrangement to any "service provider" (as such term is defined in Section 409A of the Code and the United States Treasury Regulations and IRS guidance thereunder) to the Company or any Subsidiary of the Company, including the grant, vesting or exercise of any stock option, would subject any Person to tax pursuant to Section 409A(1) of the Code, whether pursuant to the transactions contemplated by this Agreement or otherwise.

          (o)   Company and each Subsidiary of the Company has complied in all material respects with all state and federal laws applicable to employees, including but not limited to COBRA, FMLA, CFRA, HIPAA, the Women's Health and Cancer Rights Act of 1998, the Newborn's and Mothers' Health Protection Act of 1996, and any similar provisions of state law applicable to its employees. To the extent required under HIPAA and the regulations issued thereunder, to the Knowledge of the Company, the Company and each Subsidiary of the Company has, prior to the date of this Agreement, performed all obligations under the medical privacy rules of HIPAA (45 C.F.R. Parts 160 and 164), the electronic data interchange requirements of HIPAA (45 C.F.R. Parts 160 and 162), and the security requirements of HIPAA (45 C.F.R. Part 142). To the Knowledge of the Company, the Company and each Subsidiary of the Company has no unsatisfied obligations to any employees or qualified beneficiaries pursuant to COBRA, HIPAA or any state law governing health care coverage or extension.

          (p)   To the Knowledge of the Company, the Company and each Subsidiary of the Company is in material compliance with all applicable foreign, federal, state and local laws, rules and regulations respecting terms and conditions of employment, worker classification, tax withholding, prohibited discrimination, equal employment, fair employment practices, meal and rest periods, immigration status, employee safety and health, wages (including overtime wages), compensation, and hours of work, and in each case, with respect to employees: (i) has withheld and reported all amounts required by law or by agreement to be withheld and reported with respect to wages, salaries and other payments to employees, (ii) is not liable for any arrears of wages, severance pay or any Taxes or any penalty for failure to comply with any of the foregoing, and (iii) is not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Body, with respect to unemployment compensation benefits, social security or other benefits or obligations for employees (other than routine payments to be made in the normal course of business and consistent with past practice).

          (q)   There are no actions, suits, claims or administrative matters pending, or, to the Knowledge of the Company, threatened or reasonably anticipated against the Company and its Subsidiaries, or any of their employees relating to the Company or any Subsidiary of the Company, any employment agreement with the Company or any Subsidiary or any Company Employee Plan.

          (r)   There are no pending or, to the Knowledge of the Company, threatened or reasonably anticipated claims or actions against the Company, any Subsidiary of the Company, any Company trustee or any trustee of any Subsidiary under any worker's compensation policy or long-term disability policy. Neither the Company nor any Subsidiary is party to a conciliation agreement, consent decree or other agreement or order with any Governmental Body with respect to employment practices.

          (s)   Part 2.13(s) of the Company Disclosure Schedule lists all liabilities of the Company and its Subsidiaries to any employee thereof that would result from the termination by the Company or any Subsidiary of the Company of such employee's employment or provision of services, a change of control of the Company or any Subsidiary of the Company, or a combination thereof. To the Knowledge of the Company, neither the Company nor any Subsidiary of the Company has any material liability with respect to any misclassification of: (a) any Person as an independent contractor rather than as an employee, (b) any employee leased from another employer, or (c) any employee currently or formerly classified as exempt from overtime wages.

          (t)    Neither the Company nor any Subsidiary of the Company has taken any action which would constitute a "plant closing" or "mass layoff" within the meaning of the Worker Adjustment and Retraining Notification Act (the "WARN Act") or similar state or local law or issued any notification of a plant closing or mass layoff required by the WARN Act or similar state or local law in the ninety (90) day period ending on the date of this Agreement, or incurred any liability or obligation under WARN Act or any similar state or local law that remains unsatisfied. No terminations prior to the Closing by the Company or any Subsidiary of the Company would trigger any notice or other obligations under the WARN Act or similar state or local law.

        2.14    Environmental Matters.     The Company and each of its Subsidiaries are in compliance with all applicable Environmental Laws, which compliance includes the possession by the Company of all permits and other Governmental Authorizations required under applicable Environmental Laws and compliance with the terms and conditions thereof, except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. Neither the Company nor any Subsidiary of the Company has received since January 1, 2010 any written notice or other communication (in writing or otherwise), whether from a Governmental Body, citizens group, employee or otherwise, that alleges that the Company or any Subsidiary of the Company is not in compliance with any Environmental Law, and, to the Knowledge of the Company, there are no circumstances that may prevent or interfere with the Company's compliance with any Environmental Law in the future. To the Knowledge of the Company: (i) no current or prior owner of any property leased or controlled by the Company has received since January 1, 2010 any written notice or other communication relating to property owned or leased at any time by the Company, whether from a Governmental Body, citizens group, employee or otherwise, that alleges that such current or prior owner or the Company is not in compliance with or violated any Environmental Law relating to such property and (ii) it has no material liability under any Environmental Law.

        2.15    Insurance.

          (a)   The Company has delivered or made available to Tranzyme accurate and complete copies of all material insurance policies and all material self-insurance programs and arrangements relating to the business, assets, liabilities and operations of the Company and each of its Subsidiaries. Each of such insurance policies is in full force and effect and Company and each of its Subsidiaries are in compliance with the terms thereof. Other than customary end of policy notifications from insurance carriers, since January 1, 2010, neither the Company nor any Subsidiary of the Company has received any notice or other communication regarding any actual or possible: (i) cancellation or invalidation of any insurance policy; (ii) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy; or (iii) material adjustment in the amount of the premiums payable with respect to any insurance policy. There is no pending workers' compensation or other claim under or based upon any insurance policy of the Company or any Subsidiary of the Company. All information provided to insurance carriers (in applications and otherwise) on behalf of the Company and each of its Subsidiaries was, as of the date of such provision, accurate and complete. The Company and each of its Subsidiaries have provided timely written notice to the appropriate insurance carrier(s) of each Legal Proceeding pending or threatened against Company or any Subsidiary of the Company, and no such carrier has issued a denial of coverage or a reservation of rights with respect to any such Legal Proceeding, or informed the Company or any Subsidiary of the Company of its intent to do so.

          (b)   The Company has delivered or made available to Tranzyme accurate and complete copies of the existing policies (primary and excess) of directors' and officers' liability insurance maintained by the Company and each of its Subsidiaries as of the date of this Agreement (the "Existing Company D&O Policies"). Part 2.15(b) of the Company Disclosure Schedule accurately sets forth the most recent annual premiums paid by the Company and each of its Subsidiaries with respect to the Existing Company D&O Policies.

        2.16    Legal Proceedings; Orders.

          (a)   Except as set forth on Part 2.16 of the Company Disclosure Schedule, there is no pending Legal Proceeding, and (to the Knowledge of the Company) no Person has threatened in writing to commence any Legal Proceeding: (i) that involves the Company or any Subsidiary of the Company, any Company Associate (in his or her capacity as such) or any of the material assets owned or used by the Company or its Subsidiaries; or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the Merger or any of the other Contemplated Transactions. To the Knowledge of the Company, no event has occurred, and no claim, dispute or other condition or circumstance exists, that will, or that would reasonably be expected to, give rise to or serve as a basis for the commencement of any such Legal Proceeding. With regard to any Legal Proceeding set forth on Part 2.16 of the Company Disclosure Schedule, the Company has provided Tranzyme or its counsel all pleadings and material written correspondence related to such Legal Proceeding, all insurance policies and material written correspondence with brokers and insurers related to such Legal Proceedings and other information material to an assessment of such Legal Proceeding. The Company has an insurance policy or policies that is expected to cover such Legal Proceeding and has complied with the requirements of such insurance policy or policies to obtain coverage with respect to such Legal Proceeding under such insurance policy or policies.

          (b)   There is no order, writ, injunction, judgment or decree to which the Company or any Subsidiary of the Company, or any of the material assets owned or used by the Company or any Subsidiary of the Company, is subject. To the Knowledge of the Company, no officer or other Key Employee of the Company or any Subsidiary of the Company is subject to any order, writ, injunction, judgment or decree that prohibits such officer or other employee from engaging in or continuing any conduct, activity or practice relating to the business of the Company or any Subsidiary of the Company or to any material assets owned or used by the Company or any Subsidiary of the Company.

        2.17    Authority; Binding Nature of Agreement.     The Company and each of its Subsidiaries has all necessary corporate power and authority to enter into and to perform its obligations under this Agreement. The Board of Directors of the Company (at one or more meetings duly called and held) has: (a) determined that the Merger is advisable and fair to and in the best interests of the Company and its stockholders; (b) duly authorized and approved by all necessary corporate action, the execution, delivery and performance of this Agreement and the transactions contemplated hereby, including the Merger; and (c) recommended the adoption and approval of this Agreement by the holders of Company Common Stock and Company Preferred Stock and directed that this Agreement and the Merger be submitted for consideration by the Company's stockholders in connection with the seeking of the Company Stockholder Approval (as defined below). This Agreement has been duly executed and delivered by the Company and assuming the due authorization, execution and delivery by Tranzyme and Merger Sub, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies. Prior to the execution of the Voting Agreements by the Company's stockholders, the Board of Directors of the Company approved the Voting Agreements and the transactions contemplated thereby.

        2.18    Inapplicability of Anti-takeover Statutes.     The Board of Directors of the Company has taken and will take all actions necessary to ensure that the restrictions applicable to business combinations contained in Section 203 of the DGCL are, and will be, inapplicable to the execution, delivery and performance of this Agreement and the Voting Agreements and to the consummation of the Merger and the other Contemplated Transactions. No other state takeover statute or similar Legal Requirement applies or purports to apply to the Merger, this Agreement, the Voting Agreements or any of the other Contemplated Transactions.

        2.19    Vote Required.     The affirmative vote (or action by written consent) (the "Company Stockholder Approval") of (i) the holders of a majority of the Company Common Stock and Company Preferred Stock, voting together as a single class (on an as-converted to Company Common Stock basis), and (ii) the holders of at least sixty-seven percent (67%) of the outstanding shares of the Company Preferred Stock, voting together as a single class (on an as-converted to Company Common Stock basis) (the "Required Company Stockholder Vote"), is the only vote or consent of the holders of any class or series of Company Capital Stock necessary to adopt or approve this Agreement, and approve the Merger, the Preferred Stock and Note Conversion, the Contemplated Transactions and the other matters set forth in Section 5.2(a) of this Agreement.

        2.20    Non-Contravention; Consents.

          (a)   Except as set forth in Part 2.20(a) of the Company Disclosure Schedule, the execution and delivery of this Agreement by the Company does not, and the consummation by the Company of the Contemplated Transactions will not, (i) conflict with, or result in any violation or breach of, any provision of the Certificate of Incorporation or By-laws of the Company or of the charter, by-laws, or other organizational document of any Subsidiary of the Company, (ii) conflict with, or result in any violation or breach of, or constitute (with or without notice or lapse of time, or both)

  a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, require a consent or waiver under, constitute a change in control under, require the payment of a penalty under or result in the imposition of any mortgage, security interest, pledge, lien, charge or encumbrance of any nature ("Liens") on the Company's or any of its Subsidiaries' assets under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract or other agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, or (iii) subject to obtaining the Company Stockholder Approval and subject to the consents, approvals and authorizations specified in clauses (i) through (v) of Section 2.20(b) having been obtained prior to the Effective Time and all filings and notifications described in Section 2.20(b) having been made, conflict with or violate any Legal Requirement applicable to the Company or any of its Subsidiaries or any of its or their properties or assets, except in the case of clauses (ii) and (iii) of this Section 2.20(a) for any such conflicts, violations, breaches, rights of termination, Liens, penalties, defaults, terminations, cancellations, accelerations or losses that have not had, and would not reasonably be expected to result in, a Company Material Adverse Effect. Part 2.20(a) of the Company Disclosure Schedule lists all consents, waivers and approvals under any of the Company's or any of its Subsidiaries' agreements, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby, the absence of which has not had, and would not reasonably be expected to result in, a Company Material Adverse Effect.

          (b)   No consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any Governmental Body is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the Contemplated Transactions, except for (i) obtaining the Company Stockholder Approval, (ii) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate corresponding documents with the appropriate authorities of other states in which the Company is qualified as a foreign corporation to transact business, (iii) any filings required to be made with the SEC in connection with this Agreement and the transactions contemplated hereby, (iv) such consents, approvals, orders, authorizations, registrations, declarations, notices and filings as may be required under applicable state securities laws, the rules and regulations of The NASDAQ Stock Market and the U.S. Federal Food, Drug, and Cosmetic Act, as amended, and (v) such other consents, licenses, permits, orders, authorizations, filings, approvals and registrations which, if not obtained or made, have not had, and would not reasonably be expected to result in, a Company Material Adverse Effect.

        2.21    No Financial Advisor.     Except as set forth on Part 2.21 of the Company Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage fee, finder's fee, opinion fee, success fee, transaction fee or other fee or commission in connection with the Merger or any of the other Contemplated Transactions based upon arrangements made by or on behalf of the Company or any Subsidiary of the Company.

        2.22    Disclosure.    The (i) representations, warranties and other statements made by the Company in this Agreement (including all exhibits and schedules hereto), as of the date of this Agreement, (ii) items in clause (i) above, together with any other document delivered by or on behalf of the Company in connection herewith, as of the date such other document is delivered, and (iii) information supplied by the Company and each of its Subsidiaries for inclusion in the Proxy Statement (including any Company Public Company Financials), as of the date of the Proxy Statement, in each case will not, taken as a whole (X) contain any statement that is inaccurate or misleading with respect to any material facts, or (Y) omit to state any material fact necessary in order to make such information, in the light of the circumstances under which such information will be provided, not false or misleading.

        Section 3.    REPRESENTATIONS AND WARRANTIES OF TRANZYME AND MERGER SUB

        Tranzyme and Merger Sub represent and warrant to the Company as follows, except as set forth in (x) the Tranzyme SEC Documents filed prior to the date hereof or (y) the written disclosure schedule delivered by Tranzyme to the Company (the "Tranzyme Disclosure Schedule"). The Tranzyme Disclosure Schedule shall be arranged in parts and subparts corresponding to the numbered and lettered sections and subsections contained in this Section 3. The disclosures in any part or subpart of the Tranzyme Disclosure Schedule shall qualify other sections and subsections in this Section 3 to the extent it is reasonably clear from a reading of the disclosure that such disclosure is applicable to such other sections and subsections. The inclusion of any information in the Tranzyme Disclosure Schedule (or any update thereto) shall not be deemed to be an admission or acknowledgment, in and of itself, that such information is required by the terms hereof to be disclosed, is material, has resulted in or would reasonably be expected to result in a Tranzyme Material Adverse Effect, or is outside the Ordinary Course of Business.

        3.1    Subsidiaries; Due Organization; Etc.

          (a)   Tranzyme has no Subsidiaries, except for Merger Sub and the Entities identified in Part 3.1(a) of the Tranzyme Disclosure Schedule; and neither Tranzyme nor any Subsidiary of Tranzyme identified in Part 3.1(a) of the Tranzyme Disclosure Schedule owns any capital stock or any equity interest of any nature in, any other Entity, other than the Subsidiaries identified in Part 3.1(a) of the Tranzyme Disclosure Schedule. Neither Tranzyme nor any of its Subsidiaries has agreed nor is such entity obligated to make, nor is such entity bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity. Neither Tranzyme nor any of its Subsidiaries has, at any time, been a general partner of, or has otherwise been liable for any of the debts or other obligations of, any general partnership, limited partnership or other Entity.

          (b)   Tranzyme, Merger Sub and each other Subsidiary of Tranzyme is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all necessary power and authority to conduct its business in the manner in which its business is currently being conducted.

          (c)   Tranzyme, Merger Sub and each other Subsidiary of Tranzyme is qualified to do business as a foreign corporation, and is in good standing, under the laws of all jurisdictions where the nature of its business requires such qualification other than in jurisdictions where the failure to be so qualified individually or in the aggregate has not had and would not be reasonably expected to have a Tranzyme Material Adverse Effect.

        3.2    Certificate of Incorporation; Bylaws; Charters and Codes of Conduct.     Tranzyme has delivered or made available to the Company accurate and complete copies of the certificate of incorporation, bylaws and other charter and organizational documents, including all amendments thereto, for Tranzyme and each of its Subsidiaries. Part 3.2 of the Tranzyme Disclosure Schedule lists, and Tranzyme has delivered or made available to the Company, accurate and complete copies of: (a) the charters of all committees of Tranzyme's and its Subsidiaries' boards of directors; and (b) any code of conduct or similar policy adopted by Tranzyme, Subsidiaries of Tranzyme, or by their respective boards of directors, or any committee of their respective boards of directors, of Tranzyme. Neither Tranzyme nor any Subsidiary of Tranzyme has taken any action in breach or violation of any of the provisions of its certificate of incorporation, bylaws and other charter and organizational documents nor is in breach or violation of any of the material provisions of their respective certificates of incorporation, bylaws and other charter and organizational documents, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Tranzyme Material Adverse Effect.

        3.3    Capitalization, Etc.

          (a)   The authorized capital stock of Tranzyme consists of (i) 100,000,000 shares of Tranzyme Common Stock, par value $0.00001 per share, of which 27,600,437 shares have been issued and are outstanding as of this Agreement and (ii) 5,000,000 shares of Preferred Stock, par value $0.00001 per share of which no shares have been issued and are outstanding. Tranzyme does not hold any shares of its capital stock in its treasury. All of the outstanding shares of the capital stock of each Subsidiary of Tranzyme is held beneficially and of record by Tranzyme. All of the outstanding shares of Tranzyme Common Stock and each of its Subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable. None of the outstanding shares of Tranzyme Common Stock or any of its Subsidiaries is entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right. None of the outstanding shares of Tranzyme Common Stock is subject to any right of first refusal in favor of Tranzyme. Except as contemplated herein or as set forth in the Tranzyme Disclosure Schedule, there is no Tranzyme Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares of Tranzyme Common Stock. Neither Tranzyme nor any of its Subsidiaries is under any obligation, nor is bound by any Contract pursuant to which such entity may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Tranzyme Common Stock or other securities of Tranzyme or shares of the capital stock of any of the Subsidiaries of Tranzyme. Part 3.3(a) of the Tranzyme Disclosure Schedule accurately and completely describes all repurchase rights held by Tranzyme with respect to shares of Tranzyme Common Stock (including shares issued pursuant to the exercise of stock options), and specifies each holder of Tranzyme Common Stock, the date of purchase of such Tranzyme Common Stock, the number of shares of Tranzyme Common Stock subject to such repurchase rights, the purchase price paid by such holder, the vesting schedule under which such repurchase rights lapse, and whether the holder of such Tranzyme Common Stock filed an election under Section 83(b) of the Code with respect to such Tranzyme Common Stock within thirty (30) days of purchase.

          (b)   Except for the Tranzyme 2011 Stock Option and Incentive Plan, the Amended and Restated 2004 Stock Option Plan of Tranzyme Pharma Inc., the 2003 Stock Option Plan of Tranzyme, the 2001 Non-Employee Stock Option Plan of Tranzyme and the 2001 Employee Stock Option Plan of Tranzyme (collectively, the "Tranzyme Stock Plans"), or except as set forth on Part 3.3(b) of the Tranzyme Disclosure Schedule, neither Tranzyme nor any of its Subsidiaries has any stock option plan or any other plan, program, agreement or arrangement providing for any equity or equity-based compensation for any Person. Part 3.3(b) of the Tranzyme Disclosure Schedule sets forth the aggregate number of Tranzyme Options outstanding and a weighted average exercise price of such options. Tranzyme has made available to the Company accurate and complete copies of all stock option plans pursuant to which Tranzyme has ever granted stock options, and the forms of all stock option agreements evidencing such options.

          (c)   There is no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of Tranzyme or any of its Subsidiaries; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of Tranzyme or any of its Subsidiaries; (iii) stockholder rights plan (or similar plan commonly referred to as a "poison pill") or Contract under which Tranzyme or any of its Subsidiaries is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities; or (iv) condition or circumstance that may give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of Tranzyme or any of its Subsidiaries. There are not outstanding or authorized stock appreciation, phantom stock, profit participating or other similar rights with respect to Tranzyme or any of its Subsidiaries.

          (d)   All outstanding shares of Tranzyme Common Stock and options, warrants and other securities of Tranzyme have been issued and granted in compliance with (i) all applicable securities laws and other applicable Legal Requirements, and (ii) all requirements set forth in applicable Contracts. Tranzyme has delivered or made available to the Company accurate and complete copies of all Tranzyme Warrants.

        3.4    SEC Filings; Financial Statements.

          (a)   Tranzyme has delivered or made available to the Company accurate and complete copies of all registration statements, proxy statements, Certifications (as defined below) and other statements, reports, schedules, forms and other documents filed by Tranzyme with the SEC since January 1, 2011 (the "Tranzyme SEC Documents"), other than such documents that can be obtained on the SEC's website at www.sec.gov. Except as set forth on Part 3.4 of the Tranzyme Disclosure Schedule, all material statements, reports, schedules, forms and other documents required to have been filed by Tranzyme or its officers with the SEC have been so filed on a timely basis. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), each of the Tranzyme SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be) and, to Tranzyme's Knowledge, as of the time they were filed, none of the Tranzyme SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The certifications and statements required by (A) Rule 13a-14 under the Exchange Act and (B) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act) relating to the Tranzyme SEC Documents (collectively, the "Certifications") are accurate and complete and comply as to form and content with all applicable Legal Requirements. As used in this Section 3, the term "file" and variations thereof shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

          (b)   The consolidated financial statements (including any related notes) contained or incorporated by reference in the Tranzyme SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that are not reasonably expected to be material in amount) applied on a consistent basis unless otherwise noted therein throughout the periods indicated; and (iii) fairly present the consolidated financial position of Tranzyme as of the respective dates thereof and the consolidated results of operations and cash flows of Tranzyme for the periods covered thereby.

          (c)   Tranzyme's auditor has at all times since April 1, 2011 been: (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act); (ii) to the Knowledge of Tranzyme, "independent" with respect to Tranzyme within the meaning of Regulation S-X under the Exchange Act; and (iii) to the Knowledge of Tranzyme, in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the rules and regulations promulgated by the SEC and the Public Company Accounting Oversight Board thereunder.

          (d)   From January 1, 2012, through the date hereof, Tranzyme has not received any comment letter from the SEC or the staff thereof or any correspondence from The NASDAQ Stock Market or the staff thereof relating to the delisting or maintenance of listing of the Tranzyme Common

  Stock on the NASDAQ Global Market, other than such documents that can be obtained on the SEC's website at www.sec.gov.

        3.5    Absence of Changes.     Since December 31, 2012, there has not been any Tranzyme Material Adverse Effect or any event or development that would, individually or in the aggregate, reasonably be expected to have a Tranzyme Material Adverse Effect. Except as set forth on Part 3.5 of the Tranzyme Disclosure Schedule, after December 31, 2012 and on or before the date hereof:

          (a)   There has not been any material loss, damage or destruction to, or any material interruption in the use of, any of the assets or business of Tranzyme or any Subsidiary of Tranzyme (whether or not covered by insurance);

          (b)   Neither Tranzyme nor any of its Subsidiaries has: (i) declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of capital stock (other than intercompany transfers or dividends paid or payable to Tranzyme by its Subsidiaries); or (ii) repurchased, redeemed or otherwise reacquired any shares of capital stock or other securities, other than from former employees, directors and consultants in accordance with agreements providing for the repurchase of shares in connection with any termination of services to Tranzyme or any of its Subsidiaries;

          (c)   Neither Tranzyme nor any of its Subsidiaries has sold, issued or granted, or authorized the issuance of: (i) any capital stock or other security (except for Tranzyme Common Stock issued upon the valid exercise of outstanding Tranzyme Options); (ii) any option, warrant or right to acquire any capital stock or any other security (except for Tranzyme Options identified in Part 3.3(b) of the Tranzyme Disclosure Schedule); or (iii) any instrument convertible into or exchangeable for any capital stock or other security except for the repurchase or reacquisition of shares pursuant to Tranzyme rights arising upon an individual's termination as an employee, director or consultant;

          (d)   Neither Tranzyme nor any of its Subsidiaries has amended or waived any of its rights under, or exercised its discretion to permit the acceleration of vesting under any provision of: (i) any of the Tranzyme Stock Plans; (ii) any Tranzyme Option or any Contract evidencing or relating to any Tranzyme Option; (iii) any restricted stock purchase agreement; or (iv) any other Contract evidencing or relating to any equity award (whether payable in cash or stock);

          (e)   There has been no amendment to the certificate of incorporation, bylaws or other charter or organizational documents of Tranzyme or any Subsidiary of Tranzyme and neither Tranzyme nor any Subsidiary of Tranzyme has effected or been a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction;

          (f)    Neither Tranzyme nor any Subsidiary of Tranzyme has formed any Subsidiary other than Merger Sub or acquired any equity interest or other interest in any other Entity;

          (g)   Neither Tranzyme nor any Subsidiary of Tranzyme has: (i) lent money to any Person; or (ii) incurred or guaranteed any indebtedness; or (iii) issued or sold any debt securities or options, warrants, calls or other rights to acquire any debt securities; (iii) guaranteed any debt securities of others; or (iv) made any capital expenditure or commitment in excess of $25,000;

          (h)   Neither Tranzyme nor any Subsidiary of Tranzyme has, other than in the Ordinary Course of Business: (i) adopted, established or entered into any Tranzyme Employee Plan; (ii) caused or permitted any Tranzyme Employee Plan to be amended other than as required by law; or (iii) paid any bonus or made any profit-sharing or similar payment to, or increased the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors or employees;

          (i)    Neither Tranzyme nor any Subsidiary of Tranzyme has made, changed or revoked any material Tax election, filed any material amendment to any Tax Return, adopted or changed any accounting method in respect of Taxes, changed any annual Tax accounting period, entered into any Tax allocation agreement, Tax sharing agreement or Tax indemnity agreement, other than commercial contracts entered into in the Ordinary Course of Business with vendors, customers or landlords, entered into any closing agreement with respect to any Tax, settled or compromised any claim, notice, audit report or assessment in respect of material Taxes, applied for or entered into any ruling from any Tax authority with respect to Taxes, surrendered any right to claim a material Tax refund, or consented to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment;

          (j)    Neither Tranzyme nor any Subsidiary of Tranzyme has commenced or settled any Legal Proceeding;

          (k)   Neither Tranzyme nor any Subsidiary of Tranzyme has entered into any material transaction outside the Ordinary Course of Business;

          (l)    Neither Tranzyme nor any Subsidiary of Tranzyme has acquired any material asset nor sold, leased or otherwise irrevocably disposed of any of its material assets or properties, nor has any Encumbrance been granted with respect to such assets or properties, except as would not interfere in any material respect with the use of such assets or properties in the Ordinary Course of Business consistent with past practices;

          (m)  There has been no entry into, amendment or termination of any Tranzyme Material Contract; and

          (n)   Neither Tranzyme nor any Subsidiary of Tranzyme has negotiated, agreed or committed to take any of the actions referred to in clauses "(c)" through "(m)" above (other than negotiations between the Parties to enter into this Agreement).

        3.6    Title to Assets.     Each of Tranzyme and its Subsidiaries owns, and has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all tangible properties or assets and equipment used or held for use in its business or operations or purported to be owned by it. All of said assets are owned by Tranzyme or a Tranzyme Subsidiary free and clear of any Encumbrances, except for: (i) any lien for current Taxes not yet due and payable or for Taxes that are being contested in good faith and for which adequate reserves have been made on Tranzyme's audited consolidated balance sheet at December 31, 2012; (ii) minor liens that have arisen in the Ordinary Course of Business and that do not (in any case or in the aggregate) materially detract from the value of the assets subject thereto or materially impair the operations of Tranzyme and its Subsidiaries, taken as a whole; and (iii) liens described in Part 3.6 of the Tranzyme Disclosure Schedule.

        3.7    Real Property; Leasehold.     Neither Tranzyme nor any Subsidiary of Tranzyme owns any real property or any interest in real property, except for the leaseholds created under the real property leases identified in Part 3.7 of the Tranzyme Disclosure Schedule which are in full force and effect and with no existing default thereunder.

        3.8    Intellectual Property.

          (a)   To Tranzyme's Knowledge, Tranzyme and its Subsidiaries own, license, sublicense or otherwise possess legally enforceable rights to use all material Intellectual Property used in or necessary to conduct the business of Tranzyme and its Subsidiaries as currently conducted (in each case excluding generally commercially available, off-the-shelf software programs).

          (b)   The execution and delivery of this Agreement by Tranzyme and the Closing will not result in the breach of or loss of rights under, or create on behalf of any third party the right to terminate or modify, (i) any license, sublicense or other agreement relating to any Intellectual Property owned by Tranzyme or any Subsidiary of Tranzyme that conveys an exclusive license or is otherwise material to the business of Tranzyme and its Subsidiaries, taken as a whole, as currently conducted (the "Tranzyme Intellectual Property"), or (ii) any license, sublicense or other agreement to which Tranzyme or any Subsidiary of Tranzyme is a party and pursuant to which Tranzyme or any Subsidiary of Tranzyme is authorized to use any third party's Intellectual Property on an exclusive basis or that is otherwise material to the business of Tranzyme and its Subsidiaries, taken as a whole, as currently conducted, excluding generally commercially available, off-the-shelf software programs (the "Tranzyme Third Party Intellectual Property"). The execution and delivery of this Agreement by Tranzyme and the Closing will not, as a result of any Tranzyme Contract, result in Tranzyme, the Company or its Subsidiaries granting to any third party any rights or licenses to any Intellectual Property or the release or disclosure of any trade secrets that would not have been granted or released absent such execution or consummation.

          (c)   Part 3.8(c)(i) of the Tranzyme Disclosure Schedule sets forth a complete and accurate list of all material U.S. and foreign issued patents and pending patent applications and registered trademarks, service marks, copyrights and domain names owned or co-owned by Tranzyme or any Subsidiary of Tranzyme. Part 3.8(c)(ii)(A) of the Tranzyme Disclosure Schedule sets forth a complete and accurate list of all material U.S. and foreign issued patents and pending patent applications and registered trademarks, service marks, copyrights and domain names material to the business of Tranzyme and its Subsidiaries as currently conducted, licensed to Tranzyme or any Subsidiary of Tranzyme, and Part 3.8(c)(ii)(B) of the Tranzyme Disclosure Schedule sets forth a complete and accurate list of all other licenses for Tranzyme Intellectual Property or Tranzyme Third Party Intellectual Property.

          (d)   All items of Intellectual Property set forth in Part 3.8(c)(i) of the Tranzyme Disclosure Schedule are subsisting and have not expired or been cancelled, all maintenance and renewal fees necessary to preserve such rights have been paid, and to Tranzyme's Knowledge, all such rights are valid and enforceable. To Tranzyme's Knowledge all items of Intellectual Property set forth in Part 3.8(c)(ii)(A) of the Tranzyme Disclosure Schedule are subsisting and have not expired or been cancelled, all maintenance and renewal fees necessary to preserve such rights have been paid, and all such rights are valid and enforceable. To Tranzyme's Knowledge, Tranzyme and its Subsidiaries have implemented commercially reasonable measures to maintain the confidentiality of Tranzyme Intellectual Property of a nature that Tranzyme intends to keep confidential. To Tranzyme's Knowledge, no third party is infringing, violating or misappropriating any of Tranzyme Intellectual Property, except for infringements, violations or misappropriations that, individually or in the aggregate, have not had, and would not be reasonably likely to have, a Tranzyme Material Adverse Effect.

          (e)   To Tranzyme's Knowledge, the conduct of the business of Tranzyme and its Subsidiaries as currently conducted does not infringe, violate, conflict with or constitute a misappropriation of any Intellectual Property of any third party. Since January 1, 2010, neither Tranzyme nor any Subsidiary of Tranzyme has received any written claim or notice alleging any such infringement, violation or misappropriation.

              (i)  All former and current employees, consultants and contractors of Tranzyme or its Subsidiaries who contribute or have contributed to the creation or development of any Intellectual Property for or on behalf of Tranzyme or any Subsidiary of Tranzyme have executed written instruments that assign to Tranzyme or relevant Subsidiary all right, title and interest in and to any such contributions.

             (ii)  Tranzyme's and each of its Subsidiaries' collection, storage, use and dissemination of personally identifiable information is and since January 1, 2010, has been in compliance in all material respects with all applicable Law, including Laws relating to privacy, data security and data protection, and all applicable privacy policies and terms of use or other contractual obligations applicable thereto. Since January 1, 2010, there have been no written allegations or claims received by Tranzyme or any Subsidiary of Tranzyme from any Governmental Body or any person of a breach of any such laws, policies or obligations. To Tranzyme's Knowledge, since January 1, 2010, there have been no material losses or thefts of any such information.

        3.9    Agreements, Contracts and Commitments.     Part 3.9 of the Tranzyme Disclosure Schedule identifies, except for Tranzyme Contracts set forth in Part 3.13 of the Tranzyme Disclosure Schedule:

          (a)   each Tranzyme Contract in excess of $25,000 relating to the retention of , or the performance of services by any individual consultant or independent contractor not terminable by Tranzyme or its Subsidiaries on ninety (90) or fewer days' notice without liability;

          (b)   each Tranzyme Contract relating to any agreement of indemnification or guaranty not entered into in the Ordinary Course of Business other than indemnification agreements between Tranzyme and any of its officers or directors;

          (c)   each Tranzyme Contract relating to any agreement, contract or commitment containing any covenant limiting the freedom of Tranzyme, its Subsidiaries or the Surviving Corporation to engage in any line of business or compete with any Person;

          (d)   each Tranzyme Contract relating to any agreement, contract or commitment relating to capital expenditures and involving obligations after the date of this Agreement in excess of $25,000 and not cancelable without penalty;

          (e)   each Tranzyme Contract relating to any agreement, contract or commitment currently in force relating to the disposition or acquisition of material assets or any ownership interest in any Entity;

          (f)    each Tranzyme Contract relating to any mortgages, indentures, loans, notes or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit in excess of $25,000 or creating any material Encumbrances with respect to any assets of Tranzyme or any Subsidiary of Tranzyme or any loans or debt obligations with officers or directors of Tranzyme;

          (g)   each Tranzyme Contract in excess of $25,000 relating to (i) any distribution agreement (identifying any that contain exclusivity provisions); (ii) any agreement involving provision of services or products with respect to any pre-clinical or clinical development activities of Tranzyme or its Subsidiaries, (iii) any dealer, distributor, joint marketing, alliance, joint venture, cooperation, development or other agreement currently in force under which Tranzyme or its Subsidiaries has continuing obligations to develop or market any product, technology or service, or any agreement pursuant to which Tranzyme or its Subsidiaries has continuing obligations to develop any Intellectual Property that will not be owned, in whole or in part, by Tranzyme or such Subsidiary of Tranzyme; or (iv) any Contract currently in force to license any third party to manufacture or produce any Tranzyme product, service or technology or any Contract currently in force to sell, distribute or commercialize any Tranzyme products or service except agreements with distributors or sales representatives in the Ordinary Course of Business;

          (h)   each Tranzyme Contract with any Person, including without limitation any financial advisor, broker, finder, investment banker or other Person, providing advisory services to Tranzyme in connection with the Contemplated Transactions; or

          (i)    any other agreement, contract or commitment (i) which involves payment or receipt by Tranzyme or its Subsidiaries under any such agreement, contract or commitment of $25,000 or more in the aggregate or obligations after the date of this Agreement in excess of $25,000 in the aggregate, or (ii) that is material to the business or operations of Tranzyme and its Subsidiaries.

Tranzyme has delivered or made available to the Company accurate and complete (except for applicable redactions thereto) copies of all material written Company Contracts, including all amendments thereto. There are no material Tranzyme Contracts that are not in written form. Except as set forth on Part 3.9 of the Tranzyme Disclosure Schedule, neither Tranzyme nor any Subsidiary of Tranzyme has, nor to Tranzyme's Knowledge, has any other party to a Tranzyme Material Contract (as defined below), breached, violated or defaulted under, or received notice that it has breached, violated or defaulted under, any of the terms or conditions of any of the agreements, contracts or commitments to which Tranzyme or its Subsidiaries is a party or by which it is bound of the type described in clauses (a) through (i) above or any Tranzyme Contract listed in Part 3.13 of the Tranzyme Disclosure Schedule (any such agreement, contract or commitment, a "Tranzyme Material Contract") in such manner as would permit any other party to cancel or terminate any such Tranzyme Material Contract, or would permit any other party to seek damages, which has had or would reasonably be expected to have a Tranzyme Material Adverse Effect. As to Tranzyme and its Subsidiaries, as of the date of this Agreement, each Tranzyme Material Contract is valid, binding, enforceable and in full force and effect, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies. The consummation of the Contemplated Transactions will not (either alone or upon the occurrence of additional acts or events) result in any material payment or payments becoming due from Tranzyme, any Subsidiary of Tranzyme, or the Surviving Corporation to any Person under any Tranzyme Contract or give any Person the right to terminate or alter the provisions of any Tranzyme Contract. No Person is renegotiating any material amount paid or payable to Tranzyme under any Tranzyme Material Contract or any other material term or provision of any Tranzyme Material Contract.

        3.10    Liabilities.    As of the date hereof, neither Tranzyme nor any Subsidiary of Tranzyme has Liability, individually or in the aggregate, except for: (a) Liabilities identified as such in the "liabilities" column of the Tranzyme's audited consolidated balance sheet at December 31, 2012; (b) normal and recurring current Liabilities that have been incurred by Tranzyme since the date of the Tranzyme's audited consolidated balance sheet at December 31, 2012 in the Ordinary Course of Business and which are not in excess of $250,000 in the aggregate; (c) Liabilities for performance of obligations of Tranzyme or any Subsidiary of Tranzyme under contracts (other than for breach thereof), (d) Liabilities described in Part 3.10 of the Tranzyme Disclosure Schedule and (e) Liabilities incurred in connection with the Contemplated Transactions.

        3.11    Compliance; Permits; Restrictions.

          (a)   Tranzyme and each Subsidiary of Tranzyme is and, since January 1, 2010, has been in compliance with all Legal Requirements applicable to Tranzyme or any Subsidiary of Tranzyme, and, since January 1, 2010, has not violated or received any written notice alleging any violation with respect to any Legal Requirements, except as, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Tranzyme Material Adverse Effect.

          (b)   Each of the current product candidates of Tranzyme or any Subsidiary of Tranzyme is identified in Part 3.11(b) of the Tranzyme Disclosure Schedule (the "Tranzyme Products"). Each Tranzyme Product is being, and at all times has been, developed, tested, manufactured, marketed, sold, labeled and stored, as applicable, in compliance in all material respects with the Federal Food, Drug and Cosmetic Act and applicable regulations enforced by the FDA, including those requirements relating to current good manufacturing practices, good laboratory practices and good clinical practices, as applicable.

          (c)   Neither Tranzyme, any Subsidiary of Tranzyme, nor, to the Tranzyme's Knowledge, any of their respective directors, officers, employees, agents or distributors has, at any time since January 1, 2010, violated in any material respect any provision of the U.S. Foreign Corrupt Practices Act of 1977 or any comparable foreign law relating to anti-bribery or corruption matters. Since January 1, 2010, neither Tranzyme nor any Subsidiary of Tranzyme nor, to Tranzyme's Knowledge, any of their respective directors, officers, employees, agents or distributors has paid or given, offered or promised to pay or give, or authorized or ratified the payment or giving, directly or indirectly, of any monies or anything of value to any national, provincial, municipal or other government official or employee or any political party or agent or candidate for political office or Governmental Body for the direct or indirect purpose of influencing any act or decision of such Person or of the Governmental Body to obtain or retain business, or direct business to any Person or to secure any other improper benefit or advantage that has or would be reasonably likely to result in a material violation of applicable Legal Requirements.

          (d)   To Tranzyme's Knowledge, the clinical trials conducted by the Tranzyme or its Subsidiaries were, and if still pending, are, being conducted in all material respects in accordance with all applicable clinical protocols, informed consents and applicable requirements of the FDA and equivalent regulatory authorities outside the United States, including the applicable requirements of good clinical practice and all applicable requirements contained in Public Health Service Act § 402, 21 C.F.R. Parts 50 (Protection of Human Subjects), 54 (Financial Disclosure by Clinical Investigators), 56 (Institutional Review Boards) and 312 (Investigational New Drug Application).

          (e)   Neither Tranzyme nor any Subsidiary of Tranzyme is subject to any investigation that is pending and of which Tranzyme has been notified or, to the Tranzyme's Knowledge, which has been threatened, in each case by (i) the FDA, (ii) the Department of Health and Human Services Office of Inspector General or Department of Justice pursuant to the Federal Healthcare Program Anti-Kickback Statute (42 U.S.C. Section 1320a-7b(b) or the Federal False Claims Act (31 U.S.C. Section 3729), or (iii) any regulatory authority outside of the U.S. pursuant to any equivalent statute of such jurisdiction.

          (f)    Neither Tranzyme, any Subsidiary of Tranzyme, nor, to the Tranzyme's Knowledge, any employee of Tranzyme or any Subsidiary of Tranzyme, has been convicted of any crime or engaged in any conduct for which debarment is mandated by 21 U.S.C. § 335a(a) or any similar Legal Requirements or authorized by 21 U.S.C. Section 335a(b) or any similar Legal Requirements, nor has Tranzyme, any of Subsidiary of Tranzyme or, to Tranzyme's Knowledge, any employee of Tranzyme or any Subsidiary of Tranzyme, been convicted of any crime or engaged in any conduct for which exclusion from participation in Medicare or State health care programs is mandated or authorized under 42 U.S.C. § 1320a-7, 42 C.F.R. part 1001 or any similar Legal Requirements.

          (g)   Since January 1, 2010, neither Tranzyme nor any Subsidiary of Tranzyme has initiated, conducted, or issued, or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, warning, "dear doctor" letter, investigator notice or other notice relating to an alleged product defect or lack of safety or efficacy of any product or product candidate.

        3.12    Tax Matters.

          (a)   Tranzyme and each of its Subsidiaries (i) has timely filed (taking into account any extension of time within which to file) all Tax Returns required to have been filed by or with respect to Tranzyme or any of its Subsidiaries, and all such Tax Returns are true, correct and complete in all material respects and were prepared in compliance with all applicable Tax law in all material respects, (ii) has timely paid all Taxes required to have been paid, whether or not shown as due on such Tax Returns, except for those Taxes which, individually and in the aggregate, are not reasonably expected to be material, (iii) has adequate accruals and reserves, in accordance with

  GAAP, on Tranzyme's audited consolidated balance sheet at December 31, 2012, for all Taxes payable by Tranzyme and its Subsidiaries for all taxable periods and portions thereof through the date of such financial statements and (iv) has not received written notice of any proposed or assessed deficiencies for any Tax from any taxing authority, against Tranzyme or any of its Subsidiaries for which there are not adequate reserves on Tranzyme's audited consolidated balance sheet at December 31, 2012. Since December 31, 2012, neither Tranzyme nor any of its Subsidiaries has incurred any liability for Taxes other than in the Ordinary Course of Business.

          (b)   Except as described in Part 3.12(b) of the Tranzyme Disclosure Schedule, neither Tranzyme nor any of its Subsidiaries is the subject of any currently ongoing tax audit or other proceeding with respect to Taxes nor has any Tax audit or other proceeding with respect to Taxes been proposed against any of them in writing. No issues relating to Taxes of Tranzyme or any of its Subsidiaries were raised by the relevant Tax authority in any completed audit or examination that would reasonably be expected to result in a material amount of Taxes in a later taxable period. Neither Tranzyme nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency (other than pursuant to extensions of time to file Tax Returns obtained in the Ordinary Course of Business) in either case that is still outstanding. No claim has ever been made in writing by a taxing authority of a jurisdiction where Tranzyme or any of its Subsidiaries has not filed Tax Returns claiming that Tranzyme or such Subsidiary is or may be subject to taxation by that jurisdiction.

          (c)   Tranzyme and each of its Subsidiaries has timely withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party.

          (d)   There are no Encumbrances for Taxes (other than Taxes not yet due and payable or Taxes that are being contested in good faith and for which adequate reserves have been made on Tranzyme's audited consolidated balance sheet at December 31, 2012, in accordance with GAAP) on any of the assets of Tranzyme or any of its Subsidiaries.

          (e)   Neither Tranzyme nor any of its Subsidiaries is a party to or bound by any written Tax allocation, indemnification (including indemnification of Taxes with respect to service-providers) or sharing agreement (other than an agreement with Tranzyme or any of its Subsidiaries and other than customary indemnifications for Taxes contained in credit or other commercial agreements the primary purposes of which do not relate to Taxes). Neither Tranzyme nor any of its Subsidiaries is or has been a member of an affiliated group (other than a group the common parent of which is Tranzyme) filing a consolidated U.S. federal income Tax Return. Neither Tranzyme nor any of its Subsidiaries is liable under Treasury Regulations Section 1.1502-6 (or any similar provision of the Tax laws of any state, local or foreign jurisdiction), or as a transferee or successor, by contract, or otherwise, for any Tax of any Person other than Tranzyme and its Subsidiaries.

          (f)    Tranzyme has delivered or made available to the Company complete and accurate copies of all U.S. federal income Tax and all other material Tax Returns of Tranzyme and each of its Subsidiaries (and predecessors of each) for all taxable years remaining open under the applicable statute of limitations, and complete and accurate copies of all examination reports and statements of deficiencies assessed against or agreed to by Tranzyme and each of its Subsidiaries (and predecessors of each), with respect to U.S. federal income Tax and all other material Taxes.

          (g)   Neither Tranzyme nor any of its Subsidiaries was a "distributing corporation" or "controlled corporation" in a transaction intended to qualify under Section 355 of the Code within the past two (2) years or otherwise as part of a plan that includes the Merger.

          (h)   Neither Tranzyme nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for a taxable period ending after the Closing Date of as a result of any (i) adjustment pursuant to Section 481 of the Code (or any analogous provision of state, local or foreign law) for a taxable period ending on or before the Closing Date, (ii) "closing agreement" as described in Section 7121 of the Code (or any analogous provision of state, local or foreign Law) executed on or prior to the Closing Date, (iii) installment sale or open transaction disposition made on or prior to the Closing Date, (iv) prepaid amount received on or prior to the Closing Date or (v) election by Tranzyme or any of its Subsidiaries under Section 108(i) of the Code.

          (i)    Neither Tranzyme nor any of its Subsidiaries has entered into any transaction identified as a "listed transaction" within the meaning of Sections 1.6011-4(b)(2) or 301.6111-2(b)(2) of the Treasury Regulations.

          (j)    Neither Tranzyme nor any of its Subsidiaries has taken or agreed to take any action or knows of any fact or circumstance that could reasonably be expected to prevent or impede the Merger from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code.

          (k)   The total book value of the U.S. real property interests held by Tranzyme is 25 percent or less than the aggregate book value of the following assets held directly by Tranzyme (and a proportionate share of such assets if such assets are held by Tranzyme through a partnership, trust, or estate or a domestic or foreign corporation in which Tranzyme holds a controlling interest): U.S. real property interests, interests in real property located outside the United States, and assets used or held for use in a trade or business (including cash, stock, securities, receivables of all kinds, options or contracts to acquire any of the foregoing, and options or contracts to acquire commodities, but only to the extent that the amount of such assets equals 5 percent of the fair market value of other assets held for use in the trade or business).

        3.13    Employee and Labor Matters; Benefit Plans.

          (a)   The employment of each of the Tranzyme and Subsidiary of Tranzyme employees is terminable by Tranzyme or the applicable Subsidiary of Tranzyme at will (or otherwise in accordance with general principles of wrongful termination law). Tranzyme has made available to the Company accurate and complete copies of all employee manuals and handbooks, disclosure materials, policy statements and other materials relating to the employment of Tranzyme Associates to the extent currently effective and material.

          (b)   To the Knowledge of Tranzyme and except as may be contemplated by this Agreement, no officer or Key Employee of Tranzyme or any Subsidiary of Tranzyme intends to terminate his or her employment with Tranzyme or the applicable Subsidiary of Tranzyme, nor has any such officer or Key Employee threatened or expressed in writing any intention to do so.

          (c)   Neither Tranzyme nor any Subsidiary of Tranzyme is a party to, bound by, nor has a duty to bargain under, any collective bargaining agreement or other Contract with a labor organization representing any of its employees, and there are no labor organizations representing, purporting to represent or, to the Knowledge of Tranzyme, seeking to represent any employees of Tranzyme or any Subsidiary of Tranzyme.

          (d)   Part 3.13(d) of the Tranzyme Disclosure Schedule lists all written and describes all non-written employee benefit plans (as defined in Section 3(3) of ERISA, whether or not subject to ERISA) and all bonus, equity-based, incentive, deferred compensation, pension, retirement or supplemental retirement, profit sharing, severance, change in control, golden parachute, vacation, cafeteria, dependent care, medical care, employee assistance program, education or tuition assistance programs and other similar fringe or employee benefit plans, programs or arrangements, including any employment or executive compensation or severance agreements, for the benefit of any present or former employee or director of Tranzyme or any Subsidiary of Tranzyme or any ERISA Affiliate which is maintained by, administered or contributed to by, or required to be contributed to by, Tranzyme, any Subsidiary of Tranzyme or any ERISA Affiliate, or under which Tranzyme, any Subsidiary of Tranzyme or any ERISA Affiliate has any current or may incur liability after the date hereof (each, a "Tranzyme Employee Plan").

          (e)   With respect to each Tranzyme Employee Plan, Tranzyme has made available to the Company a true and complete copy of, to the extent applicable, (i) such Tranzyme Employee Plan, (ii) the three (3) most recent annual reports (Form 5500) as filed with the Internal Revenue Service, and any analogous or comparable reports or forms required under Canadian Law, (iii) each currently effective trust agreement related to such Tranzyme Employee Plan, (iv) the most recent summary plan description for each Tranzyme Employee Plan for which such description is required, along with all summaries of material modifications, amendments, resolutions and all other material plan documentation related thereto in the possession of Tranzyme, and (v) the most recent Internal Revenue Service determination or opinion letter or analogous ruling under foreign law issued with respect to any Tranzyme Employee Plan.

          (f)    Each Tranzyme Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination with respect to such qualified status from the Internal Revenue Service. To the Knowledge of Tranzyme, nothing has occurred that would reasonably be expected to adversely affect the qualified status of any such Tranzyme Employee Plan or the exempt status of any related trust.

          (g)   Each Tranzyme Employee Plan has been maintained in compliance, in all material respects, with its terms and, both as to form and operation, with all applicable Legal Requirements, including without limitation, the Code and ERISA.

          (h)   No Tranzyme Employee Plan is subject to Title IV or Section 302 of ERISA or Section 412 of the Code, and neither Tranzyme nor any Subsidiary of Tranzyme or ERISA Affiliate has ever maintained, contributed to or partially or completely withdrawn from, or incurred any obligation or liability with respect to, any such plan. No Tranzyme Employee Plan is a Multiemployer Plan, and neither Tranzyme nor any Subsidiary of Tranzyme or ERISA Affiliates has ever contributed to or had an obligation to contribute, or incurred any liability in respect of a contribution, to any Multiemployer Plan.

          (i)    No Tranzyme Employee Plan (other than to the extent set forth in an employment, retention, change in control, deferred compensation or severance agreement or arrangement between Tranzyme and any present or former employee or director disclosed hereunder) provides for medical or death benefits beyond termination of service or retirement, other than (i) pursuant to COBRA or an analogous Canadian Law (whether federal or provincial) or state law requirement, or (ii) death or retirement benefits under a Tranzyme Employee Plan qualified under Section 401(a) of the Code.

          (j)    With respect to Tranzyme Options granted pursuant to the Tranzyme Stock Plans, (i) each Tranzyme Option intended to qualify as an "incentive stock option" under Section 422 of the Code so qualifies, (ii) each grant of a Tranzyme Option was duly authorized no later than the Grant Date by all necessary corporate action, including, as applicable, approval by the board of directors of Tranzyme (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each Tranzyme Option grant was made in accordance with the terms of the Tranzyme Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including Canadian Law, the rules of the NASDAQ Global Market and any other exchange on which Tranzyme securities are traded, (iv) the per share exercise price of each Tranzyme Option was equal to the fair market value of a share of Tranzyme Common Stock on the applicable Grant Date and (v) each such Tranzyme Option grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of Tranzyme and disclosed in Tranzyme filings with the Securities and Exchange Commission in accordance with the Exchange Act and all other applicable laws. Tranzyme has not knowingly granted, and there is no and has been no policy or practice of Tranzyme of granting, Tranzyme Options prior to, or otherwise coordinate the grant of Tranzyme Options with, the release or other public announcement of material information regarding Tranzyme or its results of operations or prospects.

          (k)   To the Knowledge of Tranzyme, no payment pursuant to any Tranzyme Employee Plan or other arrangement to any "service provider" (as such term is defined in Section 409A of the Code and the United States Treasury Regulations and IRS guidance thereunder) to Tranzyme or any Subsidiary of Tranzyme, including the grant, vesting or exercise of any stock option, would subject any Person to tax pursuant to Section 409A(1) of the Code, whether pursuant to the transactions contemplated by this Agreement or otherwise.

          (l)    Tranzyme and each Subsidiary of Tranzyme has complied in all material respects with Canadian Law and all state and federal laws applicable to employees, including but not limited to COBRA, FMLA, CFRA, HIPAA, the Women's Health and Cancer Rights Act of 1998, the Newborn's and Mothers' Health Protection Act of 1996, and any similar provisions of state law applicable to its employees. To the extent required under HIPAA and the regulations issued thereunder, to the Knowledge of Tranzyme, Tranzyme and each Subsidiary of Tranzyme has, prior to the date of this Agreement, performed all obligations under the medical privacy rules of HIPAA (45 C.F.R. Parts 160 and 164), the electronic data interchange requirements of HIPAA (45 C.F.R. Parts 160 and 162), and the security requirements of HIPAA (45 C.F.R. Part 142). To the Knowledge of Tranzyme, Tranzyme and each Subsidiary of Tranzyme has no unsatisfied obligations to any employees or qualified beneficiaries pursuant to COBRA, HIPAA or any state law governing health care coverage or extension.

          (m)  To the Knowledge of Tranzyme and each Subsidiary of Tranzyme, Tranzyme and each Subsidiary of Tranzyme is in material compliance with all applicable Canadian Laws, foreign, federal, state and local laws, rules and regulations respecting terms and conditions of employment, worker classification, tax withholding, prohibited discrimination, equal employment, fair employment practices, meal and rest periods, immigration status, employee safety and health, wages (including overtime wages), compensation, and hours of work, and in each case, with respect to employees: (i) has withheld and reported all amounts required by law or by agreement to be withheld and reported with respect to wages, salaries and other payments to employees, (ii) is not liable for any arrears of wages, severance pay or any Taxes or any penalty for failure to comply with any of the foregoing, and (iii) is not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Body, with respect to unemployment compensation benefits, social security or other benefits or obligations for employees (other than routine payments to be made in the normal course of business and consistent with past practice).

          (n)   There are no actions, suits, claims or administrative matters pending, or to the Knowledge of Tranzyme, threatened or reasonably anticipated against Tranzyme or its Subsidiaries, or any of their employees relating to Tranzyme or any Subsidiary of Tranzyme, any employment agreement with Tranzyme or any of its Subsidiaries or any Tranzyme Employee Plan.

          (o)   There are no pending or, to the Knowledge of Tranzyme, threatened or reasonably anticipated claims or actions against Tranzyme, any Subsidiary of Tranzyme, any Tranzyme trustee or any trustee of any Subsidiary under any worker's compensation policy or long-term disability policy. Neither Tranzyme nor any Subsidiary is party to a conciliation agreement, consent decree or other agreement or order with any Governmental Body with respect to employment practices.

          (p)   Part 3.13(p) of the Tranzyme Disclosure Schedule lists all liabilities of Tranzyme and its Subsidiaries to any employee thereof that would result from the termination by Tranzyme or any Subsidiary of Tranzyme of such employee's employment or provision of services, a change of control of Tranzyme or any Subsidiary of Tranzyme, or a combination thereof. To the Knowledge of Tranzyme, neither Tranzyme nor any Subsidiary of Tranzyme has any material liability with respect to any misclassification of: (a) any Person as an independent contractor rather than as an employee, (b) any employee leased from another employer, or (c) any employee currently or formerly classified as exempt from overtime wages.

          (q)   Neither Tranzyme nor any Subsidiary of Tranzyme has taken any action which would constitute a "plant closing" or "mass layoff" within the meaning of the WARN Act or similar foreign, state or local law or issued any notification of a plant closing or mass layoff required by the WARN Act or similar foreign, state or local law in the ninety (90) day period ending on the date of this Agreement, or incurred any liability or obligation under the WARN Act or any similar foreign, state or local law that remains unsatisfied. No terminations prior to the Closing by Tranzyme or any of its Subsidiaries would trigger any notice or other obligations under the WARN Act or similar foreign, state or local law.

          (r)   There has never been, nor, to the Knowledge of Tranzyme or any Subsidiary of Tranzyme, has there been any threat of, any strike, slowdown, work stoppage, lockout, job action, union, organizing activity, question concerning representation or any similar activity or dispute, affecting Tranzyme or any Subsidiary of Tranzyme.

          (s)   Neither Tranzyme nor any Subsidiary of Tranzyme has been engaged in any unfair labor practice within the meaning of the National Labor Relations Act or any analogous or comparable Canadian Law. There is no Legal Proceeding, claim, labor dispute or grievance pending or, to the Knowledge of Tranzyme, threatened or reasonably anticipated relating to any employment contract, privacy right, labor dispute, wages and hours, leave of absence, plant closing notification, workers' compensation policy, long-term disability policy, harassment, retaliation, immigration, employment statute or regulation, safety or discrimination matter involving any Tranzyme Associate, including charges of unfair labor practices or discrimination complaints. Neither Tranzyme nor any Subsidiary of Tranzyme is a party to any conciliation agreement, consent decree or any other agreement or order with any Governmental Body with respect to employment practices.

          (t)    There is no contract, agreement, plan or arrangement to which Tranzyme, any Subsidiary of Tranzyme or any ERISA Affiliate is a party or by which it is bound to compensate any employee for excise taxes paid pursuant to Section 4999 of the Code. The consummation of the Contemplated Transactions will not, either alone or in combination with another event, (i) entitle any current or former employee or officer of Tranzyme, any Subsidiary of Tranzyme or any ERISA Affiliate to severance pay, unemployment compensation or any other payment, or (ii) accelerate the time of payment or vesting, or increase the amount of compensation due to any such employee or officer. Neither Tranzyme nor any Subsidiary of Tranzyme is a party to any Contract that has resulted or would reasonably be expected to result, separately or in the aggregate, in the payment of (i) any "excess parachute payment" within the meaning of Section 280G of the Code and (ii) any amount the deduction for which would be disallowed under Section 162(m) of the Code.

        3.14    Environmental Matters.     Tranzyme and each Subsidiary of Tranzyme is in compliance with all applicable Environmental Laws, which compliance includes the possession by Tranzyme of all permits and other Governmental Authorizations required under applicable Environmental Laws and compliance with the terms and conditions thereof, except as has not had, and would not reasonably be expected to have, a Tranzyme Material Adverse Effect. Neither Tranzyme nor any Subsidiary of

Tranzyme has received since January 1, 2010 any written notice or other communication (in writing or otherwise), whether from a Governmental Body, citizens group, employee or otherwise, that alleges that Tranzyme or any Subsidiary of Tranzyme is not in compliance with any Environmental Law, and, to the Knowledge of Tranzyme, there are no circumstances that may prevent or interfere with Tranzyme's compliance with any Environmental Law in the future. To the Knowledge of Tranzyme: (i) no current or prior owner of any property leased or controlled by Tranzyme has received since January 1, 2010 any written notice or other communication relating to property owned or leased at any time by Tranzyme, whether from a Governmental Body, citizens group, employee or otherwise, that alleges that such current or prior owner or Tranzyme is not in compliance with or violated any Environmental Law relating to such property and (ii) it has no material liability under any Environmental Law.

        3.15    Insurance.

          (a)   Tranzyme has made available to the Company accurate and complete copies of all material insurance policies and all material self-insurance programs and arrangements relating to the business, assets, liabilities and operations of Tranzyme and each Subsidiary of Tranzyme. Each of such insurance policies is in full force and effect and Tranzyme and each Subsidiary of Tranzyme are in compliance with the terms thereof. Other than customary end of policy notifications from insurance carriers, since January 1, 2010, neither Tranzyme nor any Subsidiary of Tranzyme has received any notice or other communication regarding any actual or possible: (i) cancellation or invalidation of any insurance policy; (ii) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy; or (iii) material adjustment in the amount of the premiums payable with respect to any insurance policy. There is no pending workers' compensation or other claim under or based upon any insurance policy of Tranzyme or any Subsidiary of Tranzyme. All information provided to insurance carriers (in applications and otherwise) on behalf of Tranzyme and each of its Subsidiaries was, as of the date of such provision, accurate and complete. Tranzyme and each of its Subsidiaries has provided timely written notice to the appropriate insurance carrier(s) of each Legal Proceeding pending or threatened in writing against Tranzyme or any Subsidiary of Tranzyme, and no such carrier has issued a denial of coverage or a reservation of rights with respect to any such Legal Proceeding, or informed Tranzyme or any Subsidiary of Tranzyme of its intent to do so.

          (b)   Tranzyme has made available to the Company accurate and complete copies of the existing policies (primary and excess) of directors' and officers' liability insurance maintained by Tranzyme and each of its Subsidiaries as of the date of this Agreement (the "Existing Tranzyme D&O Policies"). Part 3.15(b) of the Tranzyme Disclosure Schedule accurately sets forth the most recent annual premiums paid by Tranzyme with respect to the Existing Tranzyme D&O Policies.

        3.16    Transactions with Affiliates.     Except as set forth in the Tranzyme SEC Documents filed prior to the date of this Agreement, since the date of Tranzyme's last proxy statement filed in 2012 with the SEC, no event has occurred that would be required to be reported by Tranzyme pursuant to Item 404 of Regulation S-K promulgated by the SEC. Part 3.16 of the Tranzyme Disclosure Schedule identifies each Person who is (or who may be deemed to be) an "affiliate" (as that term is used in Rule 12b-2 under the Exchange Act) of Tranzyme as of the date of this Agreement.

        3.17    Legal Proceedings; Orders.

          (a)   Except as set forth in Part 3.17 of the Tranzyme Disclosure Schedule, there is no pending in writing Legal Proceeding, and (to the Knowledge of Tranzyme) no Person has threatened in writing to commence any Legal Proceeding: (i) that involves Tranzyme, any Subsidiary of Tranzyme or any Tranzyme Associate (in his or her capacity as such) or any of the material assets owned or used by Tranzyme and/or any Subsidiary; or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the Merger or any of the other Contemplated Transactions. To the Knowledge of Tranzyme, no event has occurred, and no claim, dispute or other condition or circumstance exists, that will, or that would reasonably be expected to, give rise to or serve as a basis for the commencement of any such Legal Proceeding. With regard to any Legal Proceeding set forth on Part 3.17 of the Tranzyme Disclosure Schedule, Tranzyme has provided the Company or its counsel all pleadings and material written correspondence related to such Legal Proceeding, all insurance policies and material written correspondence with brokers and insurers related to such Legal Proceedings and other information material to an assessment of such Legal Proceeding. Tranzyme has an insurance policy or policies that is expected to cover such Legal Proceeding and has complied with the requirements of such insurance policy or policies to obtain coverage with respect to such Legal Proceeding under such insurance policy or policies.

          (b)   There is no order, writ, injunction, judgment or decree to which Tranzyme or any Subsidiary of Tranzyme, or any of the assets owned or used by Tranzyme or any Subsidiary of Tranzyme, is subject. To the Knowledge of Tranzyme, no officer or other Key Employee of Tranzyme or any Subsidiary of Tranzyme is subject to any order, writ, injunction, judgment or decree that prohibits such officer or other employee from engaging in or continuing any conduct, activity or practice relating to the business of Tranzyme or any Subsidiary of Tranzyme or to any material assets owned or used by Tranzyme or any Subsidiary of Tranzyme.

        3.18    Authority; Binding Nature of Agreement.     Tranzyme and each of its Subsidiaries has all necessary corporate power and authority to enter into and to perform its obligations under this Agreement. Each of the Boards of Directors of Tranzyme and Merger Sub (at meetings duly called and held) has: (a) determined that the Merger is advisable and fair to and in the best interests of such Party and its stockholders; (b) duly authorized and approved by all necessary corporate action, the execution, delivery and performance of this Agreement and the transactions contemplated hereby, including the Merger; and (c) recommended the adoption and approval of this Agreement by the holders of Tranzyme Common Stock and directed that this Agreement and the issuance of shares of Tranzyme Common Stock in the Merger be submitted for consideration by Tranzyme's stockholders at the Tranzyme Stockholders' Meeting (as defined in Section 5.3). This Agreement has been duly executed and delivered by Tranzyme and Merger Sub, and assuming the due authorization, execution and delivery by the Company constitutes the legal, valid and binding obligation of Tranzyme or Merger Sub (as applicable), enforceable against each of Tranzyme and Merger Sub in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies. Prior to the execution of the Voting Agreements by Tranzyme's stockholders, the Board of Directors of Tranzyme approved the Voting Agreements and the transactions contemplated thereby.

        3.19    Inapplicability of Anti-takeover Statutes.     The Boards of Directors of Tranzyme and Merger Sub have taken and will take all actions necessary to ensure that the restrictions applicable to business combinations contained in Section 203 of the DGCL are, and will be, inapplicable to the execution, delivery and performance of this Agreement and the Voting Agreements and to the consummation of the Merger and the other Contemplated Transactions. No other state takeover statute or similar Legal Requirement applies or purports to apply to the Merger, this Agreement, the Voting Agreements or any of the other Contemplated Transactions.

        3.20    Vote Required.     The affirmative vote (the "Tranzyme Stockholder Approval") of the holders of a majority of the shares of Tranzyme Common Stock having voting power representing a majority of the outstanding Common Stock is the only vote of the holders of any class or series of Tranzyme's capital stock necessary to approve the Merger and the issuance of Tranzyme Common Stock in the Merger (the "Required Tranzyme Stockholder Vote").

        3.21    Non-Contravention; Consents.

          (a)   The execution and delivery of this Agreement by Tranzyme and Merger Sub does not, and the consummation by Tranzyme and Merger Sub of the Contemplated Transactions will not, (i) conflict with, or result in any violation or breach of, any provision of the Certificate of Incorporation or By-laws of Tranzyme or of the charter, by-laws, or other organizational document of any Subsidiary of Tranzyme, (ii) conflict with, or result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, require a consent or waiver under, constitute a change in control under, require the payment of a penalty under or result in the imposition of any mortgage, security interest, pledge, lien, charge or encumbrance of any nature ("Liens") on Tranzyme's or any of its Subsidiaries' assets under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract or other agreement, instrument or obligation to which Tranzyme or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, or (iii) subject to obtaining Tranzyme Stockholder Approval and subject to the consents, approvals and authorizations specified in clauses (i) through (v) of Section 3.21(b) having been obtained prior to the Effective Time and all filings and notifications described in Section 3.21(b) having been made, conflict with or violate any Legal Requirement applicable to Tranzyme or any of its Subsidiaries or any of its or their properties or assets, except in the case of clauses (ii) and (iii) of this Section 3.21(a) for any such conflicts, violations, breaches, rights of termination, Liens, penalties, defaults, terminations, cancellations, accelerations or losses that have not had, and would not reasonably be expected to result in, a Tranzyme Material Adverse Effect. Part 3.21(a) of the Tranzyme Disclosure Schedule lists all consents, waivers and approvals under any of Tranzyme's or any of its Subsidiaries' agreements, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby, the absence of which has not had, and would not reasonably be expected to result in, a Tranzyme Material Adverse Effect.

          (b)   No consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any Governmental Body is required by or with respect to Tranzyme or any of its Subsidiaries in connection with the execution and delivery of this Agreement by Tranzyme and Merger Sub or the consummation by Tranzyme and Merger Sub of the Contemplated Transactions, except for (i) obtaining the Required Tranzyme Stockholder Vote, (ii) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate corresponding documents with the appropriate authorities of other states in which Tranzyme is qualified as a foreign corporation to transact business, (iii) any filings required to be made with the SEC in connection with Tranzyme Stockholders' Meeting, this Agreement and the transactions contemplated hereby, (iv) such consents, approvals, orders, authorizations, registrations, declarations, notices and filings as may be required under applicable state securities laws, the rules and regulations of The NASDAQ Stock Market and the U.S. Federal Food, Drug, and Cosmetic Act, as amended, and (v) such other consents, licenses, permits, orders, authorizations, filings, approvals and registrations which, if not obtained or made, have not had, and would not reasonably be expected to result in, a Tranzyme Material Adverse Effect.

        3.22    No Financial Advisor.     Except as set forth on Part 3.22 of the Tranzyme Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage fee, finder's fee, opinion fee, success fee, transaction fee or other fee or commission in connection with the Merger or any of the other Contemplated Transactions based upon arrangements made by or on behalf of Tranzyme or any Subsidiary of Tranzyme.

        3.23    Disclosure.    The (i) representations, warranties and other statements made by Tranzyme and Merger Sub in this Agreement (including all exhibits and schedules hereto, and the Tranzyme SEC Documents), as of the date of this Agreement, (ii) items in clause (i) above, together with any other document delivered by or on behalf of Tranzyme in connection herewith, as of the date such other document is delivered, and (iii) information supplied by Tranzyme and each of its Subsidiaries for inclusion in the Proxy Statement (including the consolidated financial statements of Tranzyme contained therein or incorporated by reference to the Tranzyme SEC Documents), as of the date of the Proxy Statement, in each case will not, taken as a whole, (X) contain any statement that is inaccurate or misleading with respect to any material facts, or (Y) omit to state any material fact necessary in order to make such information, in the light of the circumstances under which such information will be provided, not false or misleading.

        3.24    Valid Issuance.     The Tranzyme Common Stock to be issued in the Merger will, when issued in accordance with the provisions of this Agreement, have been duly authorized, and be validly issued, fully paid and nonassessable. The Tranzyme Common Stock that, effective upon closing, will be issuable upon exercise of Company Options and/or Company Warrants assumed in the Contemplated Transactions, pursuant to Section 5.5 of this Agreement, will have been duly authorized and reserved for issuance.

        Section 4.    CERTAIN COVENANTS OF THE PARTIES

        4.1    Access and Investigation.     Subject to the terms of the Confidentiality Agreement which the Parties agree will continue in full force following the date of this Agreement, during the period commencing on the date of this Agreement and ending at the earlier of the date of termination of this Agreement and the Effective Time (the "Pre-Closing Period"), upon reasonable notice, each Party shall, and shall use commercially reasonable efforts to cause such Party's Representatives to: (a) provide the other Party and such other Party's Representatives with reasonable access during normal business hours to such Party's Representatives, personnel and assets and to all existing books, records, Tax Returns, work papers and other documents and information relating to such Party and its Subsidiaries; (b) provide the other Party and such other Party's Representatives with such copies of the existing books, records, Tax Returns, work papers, product data, and other documents and information relating to such Party and its Subsidiaries, and with such additional financial, operating and other data and information regarding such Party and its Subsidiaries as the other Party may reasonably request; and (c) permit the other Party's officers and other employees to meet, upon reasonable notice and during normal business hours, with the chief financial officer and other officers and managers of such Party responsible for such Party's financial statements and the internal controls of such Party to discuss such matters as the other Party may deem necessary or appropriate in order to enable the other Party to satisfy its obligations under the Sarbanes-Oxley Act and the rules and regulations relating thereto. Without limiting the generality of any of the foregoing, during the Pre-Closing Period, each Party shall promptly make available to the other Party with copies of:

              (i)  the unaudited monthly consolidated balance sheets of such Party as of the end of each calendar month and the related unaudited monthly consolidated statements of operations, statements of stockholders' equity and statements of cash flows for such calendar month, which shall be delivered within thirty (30) days after the end of such calendar month, or such longer periods as the Parties may agree to in writing;

             (ii)  all material operating and financial reports prepared by such Party for its senior management, including sales forecasts, marketing plans, development plans, discount reports, write-off reports, hiring reports and capital expenditure reports prepared for its management;

           (iii)  any written materials or communications sent by or on behalf of a Party to its stockholders;

            (iv)  any material notice, document or other communication sent by or on behalf of a Party to any party to any Tranzyme Material Contract or Company Material Contract, as applicable, or sent to a Party by any party to any Tranzyme Material Contract or Company Material Contract, as applicable (other than any communication that relates solely to routine commercial transactions between such Party and the other party to any such Tranzyme Material Contract or Company Material Contract, as applicable, and that is of the type sent in the Ordinary Course of Business and consistent with past practices);

             (v)  any notice, report or other document filed with or otherwise furnished, submitted or sent to any Governmental Body on behalf of a Party in connection with the Merger or any of the Contemplated Transactions;

            (vi)  any non-privileged notice, document or other communication sent by or on behalf of, or sent to, a Party relating to any pending or threatened Legal Proceeding involving or affecting such Party; and

           (vii)  any material notice, report or other document received by a Party from any Governmental Body.

        Notwithstanding the foregoing, any Party may restrict the foregoing access to the extent that any Legal Requirement applicable to such party requires such Party to restrict or prohibit access to any such properties or information or as may be necessary to preserve the attorney-client privilege under any circumstances in which such privilege may be jeopardized by such disclosure or access.

        4.2    Operation of Tranzyme's Business.

          (a)   Except as set forth on Part 4.2 of the Tranzyme Disclosure Schedule, during the Pre-Closing Period: (i) Tranzyme shall conduct its business and operations: (A) in the Ordinary Course of Business; and (B) in compliance with all applicable Legal Requirements and the requirements of all Contracts that constitute Tranzyme Material Contracts; and (ii) Tranzyme shall promptly notify the Company of: (A) any notice or other communication from any Person alleging that the Consent of such Person is or may be required in connection with any of the Contemplated Transactions; (B) any Legal Proceeding against, relating to, involving or otherwise affecting Tranzyme that is commenced, or, to the Knowledge of Tranzyme, threatened in writing against, Tranzyme after the date of the Merger Agreement and (C) any notice or other communication from any Person alleging that any payment or other obligation is or will be owed to such party at any time before or after the date of this Agreement, except for invoices or other communications related to agreements or dealings in the Ordinary Course of Business, payments or obligations related to the Contemplated Transactions or payments or obligations identified in this Agreement, including the Tranzyme Disclosure Schedule.

          (b)   During the Pre-Closing Period, Tranzyme shall promptly notify the Company in writing, by delivering an updated Tranzyme Disclosure Schedule, of: (i) the discovery by Tranzyme of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes a material inaccuracy in any representation or warranty made by Tranzyme in this Agreement; (ii) any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement and that would cause or constitute a material inaccuracy in any representation or warranty made by Tranzyme in this Agreement if: (A) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstance; or (B) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement; (iii) any material breach of any covenant or obligation of Tranzyme; and (iv) any event, condition, fact or circumstance that could reasonably be expected to make the timely satisfaction of any of the conditions set forth in Sections 6, 7 and 8 impossible or materially less likely. Without limiting the generality of the foregoing, Tranzyme shall promptly advise the Company in writing of any Legal Proceeding or material, written claim threatened, commenced or asserted against or with respect to, or otherwise affecting, Tranzyme or (to the Knowledge of Tranzyme) any director, officer or Key Employee of Tranzyme. No notification given to the Company pursuant to this Section 4.2(b) shall change, limit or otherwise affect any of the representations, warranties, covenants or obligations of Tranzyme contained in this Agreement or the Tranzyme Disclosure Schedule for purposes of Section 8.1.

        4.3    Operation of the Company's Business.

          (a)   Except as set forth on Part 4.3 of the Company Disclosure Schedule, during the Pre-Closing Period: (i) the Company and each Subsidiary of the Company shall conduct its business and operations: (A) in the Ordinary Course of Business; and (B) in compliance with all applicable Legal Requirements and the requirements of all Contracts that constitute Company Material Contracts; (ii) the Company and each Subsidiary of the Company shall preserve intact its current business organization, use reasonable efforts to keep available the services of its current Key Employees, officers and other employees and maintain its relations and goodwill with all suppliers, customers, landlords, creditors, licensors, licensees, employees and other Persons having business relationships with the Company or its Subsidiaries; and (iii) the Company shall promptly notify Tranzyme of: (A) any notice or other communication from any Person alleging that the Consent of such Person is or may be required in connection with any of the Contemplated Transactions; and (B) any Legal Proceeding against, relating to, involving or otherwise affecting the Company or any Subsidiary of the Company that is commenced, or, to the Knowledge of the Company, threatened against, the Company or any Subsidiary of the Company.

          (b)   During the Pre-Closing Period, the Company shall promptly notify Tranzyme in writing, by delivery of an updated Company Disclosure Schedule, of: (i) the discovery by the Company of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes a material inaccuracy in any representation or warranty made by the Company in this Agreement; (ii) any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement and that would cause or constitute a material inaccuracy in any representation or warranty made by the Company in this Agreement if: (A) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstance; or (B) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement; (iii) any material breach of any covenant or obligation of the Company; and (iv) any event, condition, fact or circumstance that could reasonably be expected to make the timely satisfaction of any of the conditions set forth in Sections 6, 7 and 8 impossible or materially less likely. Without limiting the generality of the foregoing, the Company shall promptly advise Tranzyme in writing of any Legal Proceeding or material, written claim threatened in writing, commenced or asserted against or with respect to, or otherwise affecting, the Company or any Subsidiary of the Company or (to the Knowledge of the Company) any director, officer or Key Employee of the Company or any Subsidiary of the Company. No notification given to Tranzyme pursuant to this Section 4.3(b) shall change, limit or otherwise affect any of the representations, warranties, covenants or obligations of the Company contained in this Agreement or the Company Disclosure Schedule for purposes of Section 7.1.

        4.4    Negative Obligations.

          (a)   Except (i) as expressly contemplated or permitted by this Agreement, (ii) as set forth in Part 4.4(a) of the Tranzyme Disclosure Schedule, (iii) as reasonably necessary to ensure that Tranzyme complies with Legal Requirements and pre-existing contractual obligations, or (iv) with the prior written consent of the Company (which consent shall not be unreasonably withheld), at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Section 9 and the Effective Time, Tranzyme shall not, nor shall it cause or permit any Subsidiary of Tranzyme to, do any of the following:

              (i)  declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of capital stock; or repurchase, redeem or otherwise reacquire any shares of capital stock or other securities (except for shares of Tranzyme Common Stock from terminated employees of Tranzyme);

             (ii)  except for contractual commitments in place at the time of this Agreement and disclosed in Part 3.9 and/or Part 3.13 of the Tranzyme Disclosure Schedule, and other than as contemplated by the Contemplated Transactions or the Company Financing, sell, issue or grant, or authorize the issuance of: (i) any capital stock or other security (except for Tranzyme Common Stock issued upon the valid exercise of outstanding Tranzyme Options); (ii) any option, warrant or right to acquire any capital stock or any other security; or (iii) any instrument convertible into or exchangeable for any capital stock or other security;

           (iii)  amend the certificate of incorporation, bylaws or other charter or organizational documents of Tranzyme or any Subsidiary of Tranzyme, or effect or be a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction except as related to the Contemplated Transactions;

            (iv)  form any new Subsidiary or acquire any equity interest or other interest in any other Entity;

             (v)  lend money to any Person; incur or guarantee any indebtedness for borrowed money; issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities; guarantee any debt securities of others; or make any capital expenditure or commitment in excess of $25,000, other than in the Ordinary Course of Business or in connection with Tranzyme's winding down of operations;

            (vi)  (A) adopt, establish or enter into any Tranzyme Employee Plan; (B) cause or permit any Tranzyme Employee Plan to be amended other than as required by law or in order to make amendments for the purposes of Section 409A of the Code, subject to prior review and approval (with such approval not to be unreasonably withheld) by the Company; (C) hire any new employee or consultant, (D) grant, make or pay any severance, bonus or profit-sharing or similar payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, employees or consultants;

           (vii)  enter into any material transaction outside the Ordinary Course of Business;

          (viii)  acquire any material asset nor sell, lease or otherwise irrevocably dispose of any of its material assets or properties, nor grant any Encumbrance with respect to such assets or properties, except in the Ordinary Course of Business;

            (ix)  make, change or revoke any material Tax election; file any material amendment to any Tax Return; adopt or change any accounting method in respect of Taxes; change any annual Tax accounting period; enter into any Tax allocation agreement, Tax sharing agreement or Tax indemnity agreement, other than commercial contracts entered into in the Ordinary Course of Business with vendors, customers or landlords; enter into any closing agreement with respect to any Tax; settle or compromise any claim, notice, audit report or assessment in respect of material Taxes; apply for or enter into any ruling from any Tax authority with respect to Taxes; surrender any right to claim a material Tax refund; or consent to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment;

             (x)  enter into, amend or terminate any Tranzyme Material Contract;

            (xi)  commence a lawsuit other than (A) for routine collection of bills, (B) in such cases as Tranzyme in good faith determines that failure to commence such lawsuit would result in the material impairment of a valuable aspect of Tranzyme's and/or any Subsidiary of Tranzyme's business, provided that Tranzyme consults with the Company prior to the filing of such lawsuit or (C) for a breach of this Agreement;

           (xii)  fail to make any material payment with respect to any of Tranzyme's accounts payable or indebtedness in a timely manner in accordance with the terms thereof and consistent with past practice; or

         (xiii)  agree to take, take or permit any Subsidiary of Tranzyme to take or agree to take, any of the actions specified in clauses (i) through (xii) of this Section 4.4(a).

          (b)   Except (i) as expressly contemplated or permitted by this Agreement, (ii) as set forth in Part 4.4(b) of the Company Disclosure Schedule, (iii) as reasonably necessary to ensure that the Company complies with Legal Requirements and pre-existing contractual obligations, or (iv) with the prior written consent of Tranzyme (which consent shall not be unreasonably withheld), at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Section 9 and the Effective Time, the Company shall not, nor shall it cause or permit any Subsidiary of the Company to, do any of the following:

              (i)  Declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of capital stock; or repurchase, redeem or otherwise reacquire any shares of capital stock or other securities (except for shares of Company Common Stock from terminated employees of the Company);

             (ii)  amend the certificate of incorporation, bylaws or other charter or organizational documents of the Company (other than to increase the number of authorized shares if required in connection with the Company Financing), or effect or be a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction;

           (iii)  except for contractual commitments in place at the time of this Agreement and disclosed in Part 2.9 and/or Part 2.13 of the Company Disclosure Schedule, sell, issue or grant, or authorize the issuance of, or make any commitments to do any of the foregoing, other than as contemplated by the Contemplated Transactions or the Company Financing: (i) any capital stock or other security (except for (a) Company Options or shares of Company Common Stock issued to Company employees or consultants or (b) shares of Company Common Stock issued upon the valid exercise of Company Options, each which shall be subject to the adjustments contemplated in the definition of "Fully Diluted Basis"); (ii) any option, warrant or right to acquire any capital stock or any other security; or (iii) any instrument convertible into or exchangeable for any capital stock or other security;

            (iv)  form any Subsidiary or acquire any equity interest or other interest in any other Entity;

             (v)  other than in the Ordinary Course of Business, lend money to any Person; incur or guarantee any indebtedness for borrowed money; issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities; guarantee any debt securities of others; or make any capital expenditure or commitment in excess of $25,000;

            (vi)  other than in the Ordinary Course of Business, and in observance of common practice for a similarly-situated company: (i) adopt, establish or enter into any Company Employee Plan; (ii) cause or permit any Company Employee Plan to be amended other than as required by law; or (iii) pay any bonus or made any profit-sharing or similar payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or employees;

           (vii)  enter into any material transaction outside the Ordinary Course of Business;

          (viii)  acquire any material asset nor sell, lease or otherwise irrevocably dispose of any of its assets or properties, nor grant any Encumbrance with respect to such assets or properties, except in the Ordinary Course of Business consistent with past practices;

            (ix)  make, change or revoke any material Tax election; file any material amendment to any Tax Return; adopt or change any accounting method in respect of Taxes; change any annual Tax accounting period; enter into any Tax allocation agreement, Tax sharing agreement or Tax indemnity agreement, other than commercial contracts entered into in the Ordinary Course of Business with vendors, customers or landlords; enter into any closing agreement with respect to any Tax; settle or compromise any claim, notice, audit report or assessment in respect of material Taxes; apply for or enter into any ruling from any Tax authority with respect to Taxes; surrender any right to claim a material Tax refund; or consent to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment;

             (x)  enter into, amend or terminate any Company Material Contract;

            (xi)  commence a lawsuit other than (A) for routine collection of bills, (B) in such cases as the Company in good faith determines that failure to commence such lawsuit would result in the material impairment of a valuable aspect of the Company's business, provided that the Company consults with Tranzyme prior to the filing of such lawsuit or (C) for a breach of this Agreement;

           (xii)  fail to make any material payment with respect to any of the Company's accounts payable or indebtedness in a timely manner in accordance with the terms thereof and consistent with past practices; or

          (xiii)  agree to take, take or permit any Subsidiary of the Company to take or agree to take, any of the actions specified in clauses (i) through (xi) of this Section 4.4(b).

        4.5    No Solicitation.

          (a)   Each Party agrees that neither it nor any of its Subsidiaries shall, nor shall it nor any of its Subsidiaries authorize or permit any of the officers, directors, investment bankers, attorneys or accountants retained by it or any of its Subsidiaries to, and that it shall use commercially reasonable efforts to cause its and its Subsidiaries' non-officer employees and other agents not to (and shall not authorize any of them to) directly or indirectly: (i) solicit, initiate, encourage, induce or knowingly facilitate the communication, making, submission or announcement of any Acquisition Proposal or Acquisition Inquiry or take any action that could reasonably be expected to lead to an Acquisition Proposal or Acquisition Inquiry; (ii) furnish any information regarding such Party to any Person in connection with or in response to an Acquisition Proposal or Acquisition Inquiry; (iii) engage in discussions or negotiations with any Person with respect to any

  Acquisition Proposal or Acquisition Inquiry; (iv) approve, endorse or recommend any Acquisition Proposal (subject to Section 5.2); or (v) execute or enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Acquisition Transaction; provided, however, that, notwithstanding anything contained in this Section 4.5(a), prior to obtaining the Company Stockholder Approval or the Required Tranzyme Stockholder Vote, as applicable, each Party may furnish nonpublic information regarding such Party to, and enter into discussions or negotiations with, any Person in response to a bona fide written Acquisition Proposal, which such Party's Board of Directors determines in good faith, after consultation with a nationally recognized independent financial advisor and its outside legal counsel, constitutes, or is reasonably likely to result in, a Superior Offer (and is not withdrawn) if: (A) neither such Party nor any Representative of such Party shall have breached this Section 4.5; (B) the Board of Directors of such Party concludes in good faith based on the advice of outside legal counsel, that the failure to take such action would be inconsistent with the fiduciary duties of the Board of Directors of such Party under applicable Legal Requirements; and (C) such Party receives from such Person an executed confidentiality agreement containing provisions (including nondisclosure provisions, use restrictions, non-solicitation provisions, no hire provisions and "standstill" provisions) at least as favorable to such Party as those contained in the Confidentiality Agreement. Without limiting the generality of the foregoing, each Party acknowledges and agrees that, in the event any Representative of such Party (whether or not such Representative is purporting to act on behalf of such Party) takes any action that, if taken by such Party, would constitute a breach of this Section 4.5 by such Party, the taking of such action by such Representative shall be deemed to constitute a breach of this Section 4.5 by such Party for purposes of this Agreement.

          (b)   If any Party or any Representative of such Party receives an Acquisition Proposal or Acquisition Inquiry at any time during the Pre-Closing Period, then such Party shall promptly (and in no event later than twenty-four (24) hours after such Party becomes aware of such Acquisition Proposal or Acquisition Inquiry) advise the other Party orally and in writing of such Acquisition Proposal or Acquisition Inquiry (including the material terms thereof). Such Party shall keep the other Party informed in all material respects with respect to the status and terms of any such Acquisition Proposal or Acquisition Inquiry and any modification or proposed modification thereto.

          (c)   Each Party shall immediately cease and cause to be terminated any existing discussions with any Person that relate to any Acquisition Proposal or Acquisition Inquiry as of the date of this Agreement.

        Section 5.    ADDITIONAL AGREEMENTS OF THE PARTIES

        5.1    Proxy Statement.

          (a)   As promptly as practicable after the date of this Agreement, and in any event no later than one week after the Company shall have delivered the Company Public Company Financials to Tranzyme, Tranzyme shall prepare and cause to be filed with the SEC the Proxy Statement. Tranzyme shall use commercially reasonable efforts to cause the Proxy Statement to comply with the applicable rules and regulations promulgated by the SEC, and to respond promptly to any comments of the SEC or its staff. Tranzyme shall use commercially reasonable efforts to cause the Proxy Statement to be mailed to Tranzyme's stockholders as promptly as practicable after the Proxy Statement has been filed with the SEC and either (i) the SEC has indicated either that it does not intend to review the Proxy Statement or that its review of the Proxy Statement has been completed, or (ii) at least ten (10) calendar days shall have passed since the Proxy Statement was filed with the SEC without receiving any correspondence from the SEC commenting on, or indicating that it intends to review, the Proxy Statement. Each Party shall promptly furnish to the other Party all information concerning such Party and such Party's subsidiaries and such Party's stockholders that may be required or reasonably requested in connection with any action contemplated by this Section 5.1. If any event relating to the Company occurs, or if the Company becomes aware of any information, that should be disclosed in an amendment or supplement to the Proxy Statement, then the Company shall promptly inform Tranzyme thereof and shall cooperate fully with Tranzyme in filing such amendment or supplement with the SEC and, if appropriate, in mailing such amendment or supplement to the stockholders of Tranzyme.

          (b)   Prior to the Effective Time, Tranzyme shall use commercially reasonable efforts to ensure that the issuance of the Tranzyme Common Stock in the Merger will be exempt from registration pursuant to Section 4(2) of the Securities Act and from registration or qualification requirements under applicable state securities laws.

        5.2    Company Stockholder Written Consent.

          (a)   The Company shall use reasonable best efforts to obtain, as promptly as practicable, but in any event within 48 hours after the execution hereof, irrevocable actions by written consent adopting this Agreement, in the form attached hereto as Exhibit C (each a "Company Stockholder Written Consent" and collectively, the "Company Stockholder Written Consents") sufficient for the Required Company Stockholder Vote in lieu of a meeting pursuant to Section 228 of the DGCL, for purposes of (i) adopting this Agreement and approving the Merger, the Preferred Stock and Note Conversion and all other Contemplated Transactions, (ii) acknowledging that such adoption and approval of the Merger, the Preferred Stock and Note Conversion and the other Contemplated Transactions given thereby is irrevocable and that such stockholder is aware it may have the right to demand appraisal for its shares pursuant to Section 262 of the DGCL or dissenters' rights pursuant to Chapter 13 of the California Corporations Code, if applicable, a copy of each of which was attached thereto, and that such stockholder has received and read a copy of Section 262 of the DGCL and Chapter 13 of the California Corporations Code, and (iii) acknowledging that by its approval of the Merger it is not entitled to appraisal or dissenters' rights with respect to its shares in connection with the Merger and thereby waives any rights to receive payment of the fair value of its capital stock under the DGCL or California Corporations Code. Under no circumstances shall the Company assert that any other approval or consent is necessary by its stockholders to approve this Merger, the Preferred Stock and Note Conversion, the other Contemplated Transactions or this Agreement. The Company shall use reasonable best efforts to ensure that all Company Stockholder Written Consents are obtained in compliance with all applicable Legal Requirements, and shall not waive or revoke any Company Stockholder Written Consent except after the termination of this Agreement when permitted in accordance with its terms.

          (b)   The Company agrees that, subject to Section 5.2(c), (i) the Company's Board of Directors shall recommend that the holders of Company Common Stock and Company Preferred Stock take action by written consent to approve the Merger and shall use commercially reasonable efforts to solicit such approval within the timeframe set forth in Section 5.2(a) above, (ii) the statement or information provided to the holders of Company Common Stock and Company Preferred Stock shall include a statement to the effect that the Board of Directors of the Company recommends that the Company's stockholders take action by written consent to approve the Merger (the recommendation of the Company's Board of Directors that the Company's stockholders approve the Merger being referred to as the "Company Board Recommendation"); and (iii) the Company Board Recommendation shall not be withdrawn or modified in a manner adverse to Tranzyme, and no resolution by the Board of Directors of the Company or any committee thereof to withdraw or modify the Company Board Recommendation in a manner adverse to Tranzyme shall be adopted or proposed.

          (c)   Notwithstanding anything to the contrary contained in Section 5.2(b), at any time prior to obtaining the Company Stockholder Approval, the Company's Board of Directors may withhold, amend, withdraw or modify the Company Board Recommendation in a manner adverse to Tranzyme if, but only if, the Company's Board of Directors determines in good faith, based on such matters as it deems relevant following consultation with its outside legal counsel, that the failure to withhold, amend, withdraw or modify such recommendation would be inconsistent with its fiduciary duties under applicable Legal Requirements.

          (d)   The Company's obligation to solicit the consent of its stockholders to sign the Company Stockholders Written Consent in accordance with Section 5.2(a) shall not be limited or otherwise affected by the commencement, disclosure, announcement or submission of any Superior Offer or other Acquisition Proposal, or by any withdrawal or modification of the Company Board Recommendation.

          (e)   Promptly following obtaining the Company Stockholder Approval, the Company shall provide to its stockholders who did not execute a Company Stockholders Written Consent notice of the actions taken pursuant to the Company Stockholders Written Consent. The Company shall provide to its stockholders who did not execute a Company Stockholders Written Consent applicable and appropriate notices regarding their appraisal or dissenters' rights under Section 262 of the DGCL and Chapter 13 of the California Corporations Code, if applicable, which notices shall comply with all applicable Legal Requirements.

        5.3    Tranzyme Stockholders' Meeting.

          (a)   Tranzyme shall take all action necessary under applicable Legal Requirements to call, give notice of and hold a meeting of the holders of Tranzyme Common Stock to vote on the Merger and the issuance of Tranzyme Common Stock in the Merger and the Company Financing and the Reverse Stock Split (such meeting, the "Tranzyme Stockholders' Meeting"). The Tranzyme Stockholders' Meeting shall be held as promptly as practicable after the Proxy Statement is filed with the SEC and either (i) the SEC has indicated either that it does not intend to review the Proxy Statement or that its review of the Proxy Statement has been completed, or (ii) at least ten (10) calendar days shall have passed since the Proxy Statement was filed with the SEC without receiving any correspondence from the SEC commenting on or indicating that it intends to review the Proxy Statement. Tranzyme shall take reasonable measures to ensure that all proxies solicited in connection with the Tranzyme Stockholders' Meeting are solicited in compliance with all applicable Legal Requirements.

          (b)   Tranzyme agrees that, subject to Section 5.3(c): (i) Tranzyme's Board of Directors shall recommend that the holders of Tranzyme Common Stock vote to approve the Merger and the issuance of Tranzyme Common Stock in the Merger and the Company Financing and Reverse Stock Split and shall use commercially reasonable efforts to solicit such approval within the timeframe set forth in Section 5.3(a) above, (ii) the Proxy Statement shall include a statement to the effect that the Board of Directors of Tranzyme recommends that Tranzyme's stockholders vote to approve the Merger and the issuance of Tranzyme Common Stock in the Merger and the Company Financing and Reverse Stock Splits (the recommendation of Tranzyme's Board of Directors that Tranzyme's stockholders vote to approve the Merger and the issuance of Tranzyme Common Stock in the Merger and the Company Financing and Reverse Stock Split being referred to as the "Tranzyme Board Recommendation"); and (iii) the Tranzyme Board Recommendation shall not be withdrawn or modified in a manner adverse to the Company, and no resolution by the Board of Directors of Tranzyme or any committee thereof to withdraw or modify the Tranzyme Board Recommendation in a manner adverse to the Company shall be adopted or proposed.

          (c)   Notwithstanding anything to the contrary contained in Section 5.3(b), at any time prior to the approval of the Merger and the issuance of Tranzyme Common Stock in the Merger and the

  Company Financing and Reverse Stock Split by the stockholders of Tranzyme by the Required Tranzyme Stockholder Vote, Tranzyme's Board of Directors may withhold, amend, withdraw or modify the Tranzyme Board Recommendation in a manner adverse to the Company if, but only if, Tranzyme's Board of Directors determines in good faith, based on such matters as it deems relevant following consultation with its outside legal counsel, that the failure to withhold, amend, withdraw or modify such recommendation would be inconsistent with its fiduciary duties under applicable Legal Requirements.

          (d)   Tranzyme's obligation to call, give notice of and hold the Tranzyme Stockholders' Meeting in accordance with Section 5.3(a) shall not be limited or otherwise affected by any withdrawal or modification of the Tranzyme Board Recommendation.

          (e)   Nothing contained in this Agreement shall prohibit Tranzyme or its Board of Directors from complying with Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act; provided however, that any disclosure made by Tranzyme or its Board of Directors pursuant to Rules 14d-9 and 14e-2(a) shall be limited to a statement that Tranzyme is unable to take a position with respect to the bidder's tender offer unless Tranzyme's Board of Directors determines in good faith, after consultation with its outside legal counsel, that such statement would result in a breach of its fiduciary duties under applicable Legal Requirements. Tranzyme shall not withdraw or modify in a manner adverse to the Company the Tranzyme Board Recommendation unless specifically permitted pursuant to the terms of Section 5.3(c).

        5.4    Regulatory Approvals.     Each Party shall use commercially reasonable efforts to file or otherwise submit, as soon as practicable after the date of this Agreement, all applications, notices, reports and other documents reasonably required to be filed by such Party with or otherwise submitted by such Party to any Governmental Body with respect to the Merger and the other Contemplated Transactions, and to submit promptly any additional information requested by any such Governmental Body. Without limiting the generality of the foregoing, the Parties shall, promptly after the date of this Agreement, prepare and file any notification or other document required to be filed in connection with the Merger under any applicable foreign Legal Requirement relating to antitrust or competition matters. The Company and Tranzyme shall respond as promptly as is practicable to respond in compliance with: (i) any inquiries or requests received from the Federal Trade Commission or the Department of Justice for information or documentation; and (ii) any inquiries or requests received from any state attorney general, foreign antitrust or competition authority or other Governmental Body in connection with antitrust or competition matters.

        5.5    Company Options, Company Warrants and Convertible Notes.

          (a)   At the Effective Time, each Company Option that is outstanding and unexercised immediately prior to the Effective Time, whether or not vested, shall be converted into and become an option to purchase Tranzyme Common Stock, and Tranzyme shall assume the Company Stock Option Plan and each such Company Option in accordance with its terms (as in effect as of the date of this Agreement). All rights with respect to Company Common Stock under Company Options assumed by Tranzyme shall thereupon be converted into rights with respect to Tranzyme Common Stock. Accordingly, from and after the Effective Time: (i) each Company Option assumed by Tranzyme may be exercised solely for shares of Tranzyme Common Stock; (ii) the number of shares of Tranzyme Common Stock subject to each Company Option assumed by Tranzyme shall be determined by multiplying (A) the number of shares of Company Common Stock that were subject to such Company Option, as in effect immediately prior to the Effective Time by (B) the Exchange Ratio and rounding the resulting number down to the nearest whole number of shares of Tranzyme Common Stock; (iii) the per share exercise price for the Tranzyme Common Stock issuable upon exercise of each Company Option assumed by Tranzyme shall be determined by dividing (A) the per share exercise price of Company Common Stock subject to such Company Option, as in effect immediately prior to the Effective Time, by (B) the Exchange Ratio and rounding the resulting exercise price up to the nearest whole cent; and (iv) any restriction on the exercise of any Company Option assumed by Tranzyme shall continue in full force and effect and the term, exercisability, vesting schedule and other provisions of such Company Option shall otherwise remain unchanged; provided, however, that: (A) to the extent provided under the terms of a Company Option, such Company Option assumed by Tranzyme in accordance with this Section 5.5(a) shall, in accordance with its terms, be subject to further adjustment as appropriate to reflect any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction with respect to Tranzyme Common Stock subsequent to the Effective Time; and (B) Tranzyme's Board of Directors or a committee thereof shall succeed to the authority and responsibility of Company's Board of Directors or any committee thereof with respect to each Company Option assumed by Tranzyme. Notwithstanding anything to the contrary in this Section 5.5(a), the conversion of each Company Option (regardless of whether such option qualifies as an "incentive stock option" within the meaning of Section 422 of the Code) into an option to purchase shares of Tranzyme Common Stock shall be made in a manner consistent with Treasury Regulation Section 1.424-1, such that the conversion of a Company Option shall not constitute a "modification" of such Company Option for purposes of Section 409A or Section 424 of the Code.

          (b)   Tranzyme shall file with the SEC, promptly following the Effective Time, a registration statement on Form S-8, if available for use by Tranzyme, relating to the shares of Tranzyme Common Stock issuable with respect to Company Options assumed by Tranzyme in accordance with Section 5.5(a).

          (c)   Subject to Section 5.5(d), at the Effective Time, each Company Warrant that is outstanding and unexercised immediately prior to the Effective Time, shall become converted into and become a warrant to purchase Tranzyme Common Stock and Tranzyme shall assume each such Company Warrant in accordance with its terms. All rights with respect to Company Common Stock or Company Preferred Stock under Company Warrants assumed by Tranzyme shall thereupon be converted into rights with respect to Tranzyme Common Stock. Accordingly, from and after the Effective Time: (i) each Company Warrant assumed by Tranzyme may be exercised solely for shares of Tranzyme Common Stock; (ii) the number of shares of Tranzyme Common Stock subject to each Company Warrant assumed by Tranzyme shall be determined by multiplying (A) the number of shares of Company Common Stock, or the number of shares of Company Common Stock issuable upon conversion of the shares of Company Preferred Stock issuable upon exercise of the Company Warrant, as applicable, that were subject to such Company Warrant immediately prior to the Effective Time by (B) the Exchange Ratio and rounding the resulting number down to the nearest whole number of shares of Tranzyme Common Stock; (iii) the per share exercise price for the Tranzyme Common Stock issuable upon exercise of each Company Warrant assumed by Tranzyme shall be determined by dividing the effective per share exercise price of Company Common Stock or Company Preferred Stock, subject to such Company Warrant, as in effect immediately prior to the Effective Time, by the Exchange Ratio and rounding the resulting exercise price up to the nearest whole cent; and (iv) any restriction on any Company Warrant assumed by Tranzyme shall continue in full force and effect and the term and other provisions of such Company Warrant shall otherwise remain unchanged.

          (d)   Prior to the Effective Time, the Company shall take all actions that may be necessary (under the Company Stock Option Plan, any Company Warrants and otherwise) to effectuate the provisions of this Section 5.5 and to ensure that, from and after the Effective Time, holders of Company Options and Company Warrants have no rights with respect thereto other than those specifically provided in this Section 5.5.

        5.6    Indemnification of Officers and Directors.

          (a)   From the Effective Time through the sixth anniversary of the date on which the Effective Time occurs, each of Tranzyme and the Surviving Corporation shall, jointly and severally, indemnify and hold harmless each person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, a director or officer of Tranzyme or the Company (the "D&O Indemnified Parties"), against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys' fees and disbursements , incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that the D&O Indemnified Party is or was a director or officer of Tranzyme or the Company, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent permitted under the DGCL for directors or officers of Delaware corporations. Each D&O Indemnified Party will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit, proceeding or investigation from each of Tranzyme and the Surviving Corporation, jointly and severally, upon receipt by Tranzyme or the Surviving Corporation from the D&O Indemnified Party of a request therefor; provided that any person to whom expenses are advanced provides an undertaking, to the extent then required by the DGCL or the laws of the state of California, as applicable, to repay such advances if it is ultimately determined that such person is not entitled to indemnification.

          (b)   The certificate of incorporation and bylaws of each of Tranzyme and the Surviving Corporation shall contain, and Tranzyme shall cause the certificate of incorporation and bylaws of the Surviving Corporation to so contain, provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers of each of Tranzyme and the Company than are presently set forth in the certificate of incorporation and bylaws of Tranzyme and the Company, as applicable, which provisions shall not be amended, modified or repealed for a period of six years' time from the Effective Time in a manner that would adversely affect the rights thereunder of individuals who, at or prior to the Effective Time, were officers or directors of Tranzyme or the Company.

          (c)   Each of Tranzyme and the Company shall purchase an insurance policy, with an effective date as of the Closing, which maintains in effect for six years from the Closing the current directors' and officers' liability insurance policies maintained by Tranzyme and the Company (provided that each of Tranzyme and the Company may substitute therefor policies of at least the same coverage containing terms and conditions that are not less favorable in any material respect); provided, however, that in no event shall Tranzyme and the Company be required to expend pursuant to this Section 5.6(c) more than an amount equal to 200% of the respective current annual premiums paid by Tranzyme and the Company for such insurance.

          (d)   Tranzyme shall maintain directors' and officers' liability insurance policies, with an effective date as of the Closing, on commercially available terms and conditions and with coverage limits customary for U.S. public companies similarly situated to Tranzyme.

          (e)   Tranzyme shall pay all expenses, including reasonable attorneys' fees, that may be incurred by the persons referred to in this Section 5.6 in connection with their enforcement of their rights provided in this Section 5.6 but only if and to the extent that such persons are successful on the merits of such enforcement action.

          (f)    The provisions of this Section 5.6 are intended to be in addition to the rights otherwise available to the current and former officers and directors of Tranzyme and the Company by law, charter, statute, bylaw or agreement, and shall operate for the benefit of, and shall be enforceable by, each of the D&O Indemnified Parties, their heirs and their representatives.

          (g)   In the event Tranzyme or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case, proper provision shall be made so that the successors and assigns of Tranzyme or the Surviving Corporation, as the case may be, shall succeed to the obligations set forth in this Section 5.6. Tranzyme shall cause the Surviving Corporation to perform all of the obligations of the Surviving Corporation under this Section 5.6.

        5.7    Additional Agreements.

          (a)   Subject to Section 5.7(b), the Parties shall use commercially reasonable efforts to cause to be taken all actions necessary to consummate the Merger and make effective the other Contemplated Transactions. Without limiting the generality of the foregoing, but subject to Section 5.7(b), each Party to this Agreement: (i) shall make all filings and other submissions (if any) and give all notices (if any) required to be made and given by such Party in connection with the Merger and the other Contemplated Transactions; (ii) shall use commercially reasonable efforts to obtain each Consent (if any) reasonably required to be obtained (pursuant to any applicable Legal Requirement or Contract, or otherwise) by such Party in connection with the Merger or any of the other Contemplated Transactions or for such Contract to remain in full force and effect; (iii) shall use commercially reasonable efforts to lift any injunction prohibiting, or any other legal bar to, the Merger or any of the other Contemplated Transactions; and (iv) shall use commercially reasonable efforts to satisfy the conditions precedent to the consummation of this Agreement.

          (b)   Notwithstanding anything to the contrary contained in this Agreement, no Party shall have any obligation under this Agreement: (i) to dispose of or transfer or cause any of its Subsidiaries to dispose of or transfer any assets; (ii) to discontinue or cause any of its Subsidiaries to discontinue offering any product or service; (iii) to license or otherwise make available, or cause any of its Subsidiaries to license or otherwise make available to any Person any Intellectual Property; (iv) to hold separate or cause any of its Subsidiaries to hold separate any assets or operations (either before or after the Closing Date); (v) to make or cause any of its Subsidiaries to make any commitment (to any Governmental Body or otherwise) regarding its future operations; or (vi) to contest any Legal Proceeding or any order, writ, injunction or decree relating to the Merger or any of the other Contemplated Transactions if such Party determines in good faith that contesting such Legal Proceeding or order, writ, injunction or decree might not be advisable.

        5.8    Disclosure.    Without limiting any of either Party's obligations under the Confidentiality Agreement, each Party shall not, and shall not permit any of its Subsidiaries or any Representative of such Party to, issue any press release or make any disclosure (to any customers or employees of such Party, to the public or otherwise) regarding the Merger or any of the other Contemplated Transactions unless: (a) the other Party shall have approved such press release or disclosure in writing; or (b) such Party shall have determined in good faith, upon the advice of outside legal counsel, that such disclosure is required by applicable Legal Requirements and, to the extent practicable, before such press release or disclosure is issued or made, such Party advises the other Party of, and consults with the other Party regarding, the text of such press release or disclosure; provided, however, that each of the Company and Tranzyme may make any public statement in response to specific questions by the press, analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are consistent with previous press releases, public disclosures or public statements made by the Company or Tranzyme in compliance with this Section 5.8.

        5.9    Listing.    Tranzyme shall use its commercially reasonable efforts to maintain its existing listing on the NASDAQ Global Market (or else the NASDAQ Capital Market), and to cause the shares of Tranzyme Common Stock being issued in the Merger, including the shares of Tranzyme Common Stock issuable in connection with the assumption of Company Options and Company Warrants, to be approved for listing (subject to notice of issuance) on the NASDAQ Global Market (or NASDAQ Global Market) at or prior to the Effective Time.

        5.10    Tax Matters.

          (a)   Tranzyme, Merger Sub and the Company shall use their respective commercially reasonable efforts to cause the Merger to qualify, and agree not to, and not to permit or cause any affiliate or any subsidiary to, take any actions or cause any action to be taken which would reasonably be expected to prevent the Merger from qualifying, as a "reorganization" under Section 368(a) of the Code.

          (b)   This Agreement is intended to constitute, and the parties hereto hereby adopt this Agreement as, a "plan of reorganization" within the meaning Treasury Regulation Sections 1.368-2(g) and 1.368-3(a). Tranzyme, Merger Sub and the Company shall treat, and shall not take any tax reporting position inconsistent with the treatment of, the Merger as a "reorganization" within the meaning of Section 368(a) of the Code for U.S. federal, state and other relevant Tax purposes, unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code.

          (c)   The parties hereto shall cooperate and use their commercially reasonable efforts in order for the Company to obtain the opinion of Reed Smith LLP, in form and substance reasonably acceptable to the Company, dated as of the Closing (the "Reed Smith Opinion"), and Tranzyme to obtain the opinion of Skadden, Arps, Slate, Meagher & Flom LLP, in form and substance reasonably acceptable to Tranzyme, dated as of the Closing (the "Skadden Opinion") to the effect that, on the basis of the facts, representations and assumptions set forth or referred to in such opinions, for U.S. federal income tax purposes, the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code. As a condition precedent to the rendering of such opinions, Tranzyme (and Merger Sub) and the Company shall, as of the Effective Time, execute and deliver to Reed Smith LLP and Skadden, Arps, Slate, Meagher & Flom LLP tax representation letters, dated and executed as of the dates of such opinions, in form and substance reasonably acceptable to Skadden, Arps, Slate, Meagher & Flom LLP, Reed Smith LLP, Tranzyme and the Company (the "Tax Representation Letters"), on which such Tax Representation Letters Skadden, Arps, Slate, Meagher & Flom LLP and Reed Smith LLP shall be entitled to rely.

          (d)   All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement (collectively, "Transfer Taxes") shall be paid by the Shareholders when due, and the Shareholders will, at their own expense, file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes, and, if required by applicable Law, Tranzyme will, and will cause its Affiliates to, join in the execution of any such Tax Returns and other documentation. The Shareholders shall provide Tranzyme with (A) evidence reasonably satisfactory to Tranzyme that such Transfer Taxes have been paid by the Shareholders and (B) a clearance certificate or similar documents which may be required by any Tax authority to relieve Tranzyme of any obligation to withhold any portion of the payments to the Shareholders pursuant to this Agreement.

        5.11    Cooperation.    Each Party shall cooperate reasonably with the other Party and shall provide the other Party with such assistance as may be reasonably requested for the purpose of facilitating the performance by each Party of their obligations under this Agreement and to enable the combined entity to continue to meet its obligations following the Closing.

        5.12    Directors and Officers.     Subject to any Legal Requirement, at and immediately after the Effective Time, the initial directors to serve on the board of directors of Tranzyme shall be Nina Kjellson, Linda Grais, Michael F. Powell, Pratik Shah, Eckard Weber, Lars Ekman, Jean-Paul Castaigne, Anne M. VanLent, and Franck Rousseau until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal. At and immediately after the Effective Time, the officers of Tranzyme shall include Linda Grais, Franck Rousseau, and Dana S. McGowan.

        5.13    Section 16 Matters.     Prior to the Closing, each of Tranzyme and the Company shall use all reasonable efforts to approve in advance in accordance with the procedures set forth in Rule 16b-3 promulgated under the Exchange Act and the Skadden, Arps, Slate, Meagher & Flom LLP SEC No-Action Letter (January 12, 1999) any dispositions of shares of Tranzyme Common Stock (including derivative securities with respect to Tranzyme Common Stock) or acquisitions of shares of Company Common Stock or Company Preferred Stock (and derivative securities with respect to shares of Company Common Stock or Company Preferred Stock) resulting from the transactions contemplated by this Agreement by each officer or director of Tranzyme or the Company who is subject to Section 16 of the Exchange Act (or who will become subject to Section 16 of the Exchange Act as a result of the transactions contemplated hereby) with respect to equity securities of Tranzyme or the Company.

        5.14    Investment Letters.     The Company shall use its reasonable best efforts to obtain an investment representation letter from each holder of Company Capital Stock in the form attached as Exhibit E.

        5.15    Preferred Stock and Convertible Note Conversion.     The Company shall take all action required to effect the conversion of the Company Preferred Stock into Company Common Stock and the Convertible Notes into Series C Preferred Stock of the Company pursuant to the Company Stockholder Written Consent prior to the Closing Date (the "Preferred Stock and Note Conversion").

        Section 6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PARTY

        The obligations of each Party to effect the Merger and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or, to the extent permitted by applicable law, the written waiver by each of the Parties, at or prior to the Closing, of each of the following conditions:

        6.1    No Restraints.     No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Merger shall have been issued by any court of competent jurisdiction or other Governmental Body and remain in effect, and there shall not be any Legal Requirement which has the effect of making the consummation of the Merger illegal.

        6.2    Stockholder Approval.     This Agreement, the Merger and the other transactions contemplated by this Agreement shall have been duly adopted and approved by the Required Company Stockholder Vote, and the issuance of the Tranzyme Common Stock in the Merger and the Company Financing, the Reverse Stock Split and the Merger shall have been duly approved by the Required Tranzyme Stockholder Vote.

        6.3    No Governmental Proceedings Relating to Contemplated Transactions or Right to Operate Business.     There shall not be any Legal Proceeding pending, or overtly threatened in writing, by an official of a Governmental Body in which such Governmental Body indicates that it intends to conduct any Legal Proceeding or taking any other action: (a) challenging or seeking to restrain or prohibit the consummation of the Merger; (b) relating to the Merger and seeking to obtain from Tranzyme, Merger Sub or the Company any damages or other relief that may be material to Tranzyme or the Company; (c) seeking to prohibit or limit in any material and adverse respect a Party's ability to vote, transfer, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of Tranzyme; (d) that would materially and adversely affect the right or ability of Tranzyme or the Company to own the assets or operate the business of Tranzyme or the Company; or (e) seeking to compel the Company, Tranzyme or any Subsidiary of Tranzyme to dispose of or hold separate any material assets as a result of the Merger.

        6.4    Determination of Adjusted Cash.     No objection to the Closing Adjusted Cash Statements shall have been delivered by either Tranzyme or the Company on or prior to the Closing Date, or Tranzyme and the Company shall have agreed in writing upon the Closing Adjusted Cash Statements, or the Independent Accountant shall have delivered its report with respect to the Closing Adjusted Cash Statements.

        Section 7.    ADDITIONAL CONDITIONS PRECEDENT TO OBLIGATIONS OF TRANZYME AND MERGER SUB

        The obligations of Tranzyme and Merger Sub to effect the Merger and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or the written waiver by Tranzyme, at or prior to the Closing, of each of the following conditions:

        7.1    Accuracy of Representations.     The representations and warranties of the Company contained in this Agreement (a) shall have been true and correct as of the date of this Agreement, except for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct as of such particular date) and (b) shall be true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date, except in each case where the failure to be true and correct has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, it being understood that, for purposes of determining the accuracy of such representations and warranties, any update of or modification to the Company Disclosure Schedule made or purported to have been made after the date of this Agreement shall be disregarded.

        7.2    Performance of Covenants.     Each of the covenants and obligations in this Agreement that the Company is required to comply with or to perform at or prior to the Closing shall have been complied with and performed by the Company in all material respects.

        7.3    Consents.

          (a)   All of the Consents set forth on Part 7.3(a) of the Company Disclosure Schedule shall have been obtained and shall be in full force and effect.

          (b)   Any Governmental Authorization or other Consent required to be obtained by the Company under any applicable antitrust or competition law or regulation or other Legal Requirement shall have been obtained and shall remain in full force and effect.

        7.4    Agreements and Other Documents.    Tranzyme shall have received the following agreements and other documents, each of which shall be in full force and effect:

          (a)   the Skadden Opinion dated as of the Closing Date and addressed to Tranzyme. The condition set forth in this Section 7.4(a) shall not be waivable by Tranzyme after receipt of the Company Stockholder Approval and the Tranzyme Stockholder Approval unless further stockholder approvals are obtained with appropriate disclosure;

          (b)   a certificate executed by the Chief Executive Officer and Chief Financial Officer of the Company confirming that the conditions set forth in Sections 7.1, 7.2, 7.3, 7.5 and 7.6 have been duly satisfied; and

          (c)   certificates of good standing (or equivalent documentation) of the Company in its jurisdiction of organization and the various foreign jurisdictions in which it is qualified, certified charter documents, a certificate as to the incumbency of officers and the adoption of resolutions of the board of directors of the Company authorizing the execution of this Agreement and the consummation of the Contemplated Transactions to be performed by the Company hereunder.

        7.5    FIRPTA Certificate.     Tranzyme shall have received from the Company a form of notice to the Internal Revenue Service in accordance with the requirements of Treasury Regulation Section 1.897-2(h) and in form and substance reasonably acceptable to Tranzyme along with written authorization for Tranzyme to deliver such notice form to the Internal Revenue Service on behalf of the Company upon the closing of the Merger.

        7.6    No Company Material Adverse Effect.     Since the date of this Agreement, there shall not have occurred any Company Material Adverse Effect that is continuing.

        7.7    Preferred Stock and Note Conversion.     The Preferred Stock and Note Conversion shall have occurred.

        Section 8.    ADDITIONAL CONDITIONS PRECEDENT TO OBLIGATION OF THE COMPANY

        The obligations of the Company to effect the Merger and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or the written waiver by the Company, at or prior to the Closing, of each of the following conditions:

        8.1    Accuracy of Representations.     The representations and warranties of Tranzyme and Merger Sub contained in this Agreement (a) shall have been true and correct as of the date of this Agreement except for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct as of such particular date) and (b) shall be true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date, except in each case where the failure to be true and correct has not had, and would not reasonably be expected to have, a Tranzyme Material Adverse Effect, it being understood that, for purposes of determining the accuracy of such representations and warranties, any update of or modification to the Tranzyme Disclosure Schedule made or purported to have been made after the date of this Agreement shall be disregarded.

        8.2    Performance of Covenants.     All of the covenants and obligations in this Agreement that Tranzyme or Merger Sub is required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.

        8.3    Consents.

          (a)   All the Consents set forth on Part 8.3 of the Tranzyme Disclosure Schedule shall have been obtained and shall be in full force and effect.

          (b)   Any Governmental Authorization or other Consent required to be obtained by Tranzyme under any applicable antitrust or competition law or regulation or other Legal Requirement shall have been obtained and shall remain in full force and effect.

        8.4    Documents.     The Company shall have received the following documents:

          (a)   the Reed Smith Opinion dated as of the Closing Date and addressed to the Company. The condition set forth in this Section 8.4(a) shall not be waivable by the Company after receipt of the Company Stockholder Approval and the Tranzyme Stockholder Approval unless further stockholder approvals are obtained with appropriate disclosure;

          (b)   a certificate executed by the Chief Executive Officer of Tranzyme confirming that the conditions set forth in Sections 8.1, 8.2, 8.3, 8.5, and 8.6 have been duly satisfied; and

          (c)   certificates of good standing of each of Tranzyme and Merger Sub in its jurisdiction of organization and the various foreign jurisdictions in which it is qualified, certified charter documents, certificates as to the incumbency of officers and the adoption of resolutions of its board of directors authorizing the execution of this Agreement and the consummation of the Contemplated Transactions to be performed by Tranzyme and Merger Sub hereunder.

        8.5    Board of Directors.     Tranzyme shall have caused the Board of Directors of Tranzyme to be constituted as set forth in Section 5.12 of this Agreement.

        8.6    No Tranzyme Material Adverse Effect.     Since the date of this Agreement, there shall not have occurred any Tranzyme Material Adverse Effect that is continuing.

        Section 9.    TERMINATION

        9.1    Termination.     This Agreement may be terminated prior to the Effective Time (whether before or after adoption of this Agreement by the Company's stockholders and whether before or after approval of the Merger and issuance of Tranzyme Common Stock in the Merger by Tranzyme's stockholders, unless otherwise specified below):

          (a)   by mutual written consent of Tranzyme and the Company duly authorized by the Boards of Directors of Tranzyme and the Company;

          (b)   by either Tranzyme or the Company if the Merger shall not have been consummated by October 31, 2013; provided, however, that the right to terminate this Agreement under this Section 9.1(b) shall not be available to any Party whose action or failure to act has been a principal cause of the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement, provided, further, however, that, in the event that the Proxy Statement is still being reviewed or commented on by the SEC, either Party shall be entitled to extend the date for termination of this Agreement pursuant to this Section 9.1(b) for an additional sixty (60) days, provided, further, however, that in the event of any dispute with respect to the Closing Adjusted Cash Statements, the date for termination of this Agreement pursuant to this Section 9.1(b) shall be extended until five (5) Business Days after the Independent Accountant shall have provided its written report;

          (c)   by either Tranzyme or the Company if a court of competent jurisdiction or other Governmental Body shall have issued a final and nonappealable order, decree or ruling, or shall have taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger;

          (d)   by Tranzyme if the Company Stockholder Approval shall not have been obtained within forty-eight (48) hours of the execution of this Agreement;

          (e)   by either Tranzyme or the Company if (i) the Tranzyme Stockholders' Meeting (including any adjournments and postponements thereof) shall have been held and completed and Tranzyme's stockholders shall have taken a final vote on the Merger, the transactions contemplated by this Agreement and the issuance of shares of Tranzyme Common Stock in the Merger and (ii) the Merger, such transactions or any of the issuance of Tranzyme Common Stock in the Merger and the Company Financing and Reverse Stock Split shall not have been approved at the Tranzyme Stockholders' Meeting (and shall not have been approved at any adjournment or postponement thereof) by the Required Tranzyme Stockholder Vote; provided, however, that the right to terminate this Agreement under this Section 9.1(e) shall not be available to Tranzyme where the failure to obtain the Required Tranzyme Stockholder Vote shall have been caused by the action or failure to act of Tranzyme and such action or failure to act constitutes a material breach by Tranzyme of this Agreement;

          (f)    by the Company (at any time prior to the approval of the issuance of Tranzyme Common Stock in the Merger by the Required Tranzyme Stockholder Vote) if a Tranzyme Triggering Event shall have occurred;

          (g)   by Tranzyme (at any time prior to obtaining the Company Stockholder Approval) if a Company Triggering Event shall have occurred;

          (h)   by the Company, upon a breach of any representation, warranty, covenant or agreement on the part of Tranzyme or Merger Sub set forth in this Agreement, or if any representation or warranty of Tranzyme or Merger Sub shall have become inaccurate, in either case such that the conditions set forth in Section 8.1 or Section 8.2 would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become inaccurate, provided that if such inaccuracy in Tranzyme's or Merger Sub's representations and warranties or breach by Tranzyme or Merger Sub is curable by Tranzyme or Merger Sub, then this Agreement shall not terminate pursuant to this Section 9.1(h) as a result of such particular breach or inaccuracy until the earlier of (i) the expiration of a 30 day period commencing upon delivery of written notice from Tranzyme or Merger Sub to the Company of such breach or inaccuracy and (ii) Tranzyme or Merger Sub (as applicable) ceasing to exercise commercially reasonable efforts to cure such breach (it being understood that this Agreement shall not terminate pursuant to this Section 9.1(h) as a result of such particular breach or inaccuracy if such breach by Tranzyme or Merger Sub is cured prior to such termination becoming effective); or

          (i)    by Tranzyme, upon a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become inaccurate, in either case such that the conditions set forth in Section 7.1 or Section 7.2 would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become inaccurate, provided that if such inaccuracy in the Company's representations and warranties or breach by the Company is curable by the Company then this Agreement shall not terminate pursuant to this Section 9.1(i) as a result of such particular breach or inaccuracy until the earlier of (i) the expiration of a 30 day period commencing upon delivery of written notice from the Company to Tranzyme of such breach or inaccuracy and (ii) the Company ceasing to exercise commercially reasonable efforts to cure such breach (it being understood that this Agreement shall not terminate pursuant to this Section 9.1(i) as a result of such particular breach or inaccuracy if such breach by the Company is cured prior to such termination becoming effective).

        9.2    Effect of Termination.     In the event of the termination of this Agreement as provided in Section 9.1, this Agreement shall be of no further force or effect; provided, however, that (i) this Section 9.2, Section 9.3, and Section 10 shall survive the termination of this Agreement and shall remain in full force and effect, and (ii) the termination of this Agreement shall not relieve any Party from any liability for any material breach of any representation, warranty, covenant, obligation or other provision contained in this Agreement.

        9.3    Expenses; Termination Fees.

          (a)   Except as set forth in this Section 9.3, all fees and expenses incurred in connection with this Agreement and the Contemplated Transactions shall be paid by the Party incurring such expenses, whether or not the Merger is consummated.

          (b)   (i)    If this Agreement is terminated by Tranzyme or the Company pursuant to Section 9.1(e) or (f) and (1) at any time before the Tranzyme Stockholders' Meeting an Acquisition Proposal with respect to Tranzyme shall have been publicly announced, disclosed or otherwise communicated to Tranzyme's Board of Directors and (2) within 12 months of the date of termination of this Agreement, Tranzyme enters into a definitive agreement with respect to an Acquisition Transaction or consummates an Acquisition Transaction, Tranzyme shall pay to the Company, within ten (10) Business Days after consummation of an Acquisition Transaction, a nonrefundable fee in an amount equal to $500,000.

             (ii)  If this Agreement is terminated by Tranzyme pursuant to Section 9.1(d) or 9.1(g), and (1) at any time before such termination, an Acquisition Proposal with respect to the Company shall have been publicly announced, disclosed or otherwise communicated to the

    Company's Board of Directors, and (2) within 12 months of the date of termination of this Agreement, the Company enters into a definitive agreement with respect to an Acquisition Transaction or consummates an Acquisition Transaction, the Company shall pay to Tranzyme, within ten (10) Business Days after consummation of an Acquisition Transaction, a nonrefundable fee in an amount equal to $500,000.

          (c)   If either Party fails to pay when due any amount payable by such Party under Section 9.3(a) or 9.3(b), then (i) such Party shall reimburse the other Party for reasonable costs and expenses (including reasonable fees and disbursements of counsel) incurred in connection with the collection of such overdue amount and the enforcement by the other Party of its rights under this Section 9.3, and (ii) such Party shall pay to the other Party interest on such overdue amount (for the period commencing as of the date such overdue amount was originally required to be paid and ending on the date such overdue amount is actually paid to the other Party in full) at a rate per annum equal to the "prime rate" (as announced by Bank of America or any successor thereto) in effect on the date such overdue amount was originally required to be paid.

        Section 10.    MISCELLANEOUS PROVISIONS

        10.1    Non-Survival of Representations and Warranties.     The representations and warranties of the Company, Merger Sub and Tranzyme contained in this Agreement or any certificate or instrument delivered pursuant to this Agreement shall terminate at the Effective Time, and only the covenants that by their terms survive the Effective Time and this Section 10 shall survive the Effective Time.

        10.2    Amendment.     This Agreement may be amended with the approval of the respective Boards of Directors of the Company and Tranzyme at any time (whether before or after the adoption and approval of this Agreement by the Company's stockholders or before or after the approval of the Merger or issuance of shares of Tranzyme Common Stock in the Merger); provided, however, that after any such adoption and approval of this Agreement by a Party's stockholders, no amendment shall be made which by law requires further approval of the stockholders of such Party without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Company and Tranzyme.

        10.3    Waiver.

          (a)   No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

          (b)   No Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

        10.4    Entire Agreement; Counterparts; Exchanges by Facsimile.     This Agreement and the other agreements referred to in this Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the Parties with respect to the subject matter hereof and thereof; provided, however, that the Confidentiality Agreement shall not be superseded and shall remain in full force and effect in accordance with its terms. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by all Parties by facsimile or electronic transmission via ".pdf" shall be sufficient to bind the Parties to the terms and conditions of this Agreement.

        10.5    Applicable Law; Jurisdiction.     This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each of the parties: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (ii) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (i) of this Section 10.5, (iii) waives any objection to laying venue in any such action or proceeding in such courts, (iv) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party, and (v) agrees that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with Section 10.8 of this Agreement.

        10.6    Attorneys' Fees.     In any action at law or suit in equity to enforce this Agreement or the rights of any of the parties under this Agreement, the prevailing Party in such action or suit shall be entitled to receive a reasonable sum for its attorneys' fees and all other reasonable costs and expenses incurred in such action or suit.

        10.7    Assignability.     This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and assigns; provided, however, that neither this Agreement nor any of a Party's rights or obligations hereunder may be assigned or delegated by such Party without the prior written consent of the other Party, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by such Party without the other Party's prior written consent shall be void and of no effect. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than: (a) the parties hereto; and (b) the D&O Indemnified Parties to the extent of their respective rights pursuant to Section 5.6) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

        10.8    Notices.    Any notice or other communication required or permitted to be delivered to any Party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered by hand, by registered mail, by courier or express delivery service or by facsimile to the address or facsimile telephone number set forth beneath the name of such Party below (or to such other address or facsimile telephone number as such Party shall have specified in a written notice given to the other parties hereto):

  if to Tranzyme or Merger Sub:

    Tranzyme, Inc.
    5001 South Miami Boulevard, Suite 200
    Durham, NC 27703
    Telephone: (919) 474-0020
    Fax: (919) 474-0025
    Attention: John H. Johnson

    with a copy to:

    Skadden, Arps, Slate, Meagher & Flom LLP
    One Beacon Street
    Boston, Massachusetts
    Telephone: (617) 573-4850
    Fax: (617) 573-4822
    Attention: Graham Robinson

  if to the Company:

    Ocera Therapeutics, Inc.
    12651 High Bluff Drive, Suite 230
    San Diego, CA 92130
    Telephone: (858) 436-3900
    Fax: (858) 436-3999
    Attention: Linda Grais

    with a copy to:

    Reed Smith LLP
    1901 Avenue of the Stars
    Suite 700
    Los Angeles, California 90067
    Telephone: (310) 734-5232
    Fax: (310) 734-5299
    Attention: Michael Sanders

        10.9    Cooperation.    Each Party agrees to cooperate fully with the other Party and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by the other Party to evidence or reflect the Contemplated Transactions and to carry out the intent and purposes of this Agreement.

        10.10    Severability.    Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

        10.11    Other Remedies; Specific Performance.     Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being the addition to any other remedy to which they are entitled at law or in equity.

        10.12    Construction.

          (a)   For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

          (b)   The Parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement.

          (c)   As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

          (d)   Except as otherwise indicated, all references in this Agreement to "Sections," "Exhibits" and "Schedules" are intended to refer to Sections of this Agreement and Exhibits and Schedules to this Agreement, respectively.

          (e)   The bold-faced headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

[Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

TRANZYME, INC.
By:	/s/ JOHN H. JOHNSON
	Name:	John H. Johnson
	Title:	Chairman of the Board of Directors of Tranzyme, Inc.
TERRAPIN ACQUISITION, INC.
By:	/s/ JOHN H. JOHNSON
	Name:	John H. Johnson
	Title:	Director
OCERA THERAPEUTICS, INC.
By:
Name:
Title:

[SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER AND REORGANIZATION]

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

TRANZYME, INC.
By:
Name:
Title:
TERRAPIN ACQUISITION, INC.
By:
Name:
Title:
OCERA THERAPEUTICS, INC.
By:	/s/ LINDA GRAIS
	Name:	LINDA GRAIS
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER AND REORGANIZATION]

ANNEX D

EXECUTION

SECURITIES PURCHASE AGREEMENT

        This Securities Purchase Agreement (this "Agreement") is dated as of April 23, 2013 by and among Tranzyme, Inc., a Delaware corporation (the "Company"), and each purchaser identified on the Schedule of Purchasers attached as Schedule 1 hereto (each, including its successors and assigns, a "Purchaser" and collectively, the "Purchasers").

RECITALS

        A.    The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act.

        B.    Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of common stock (the "Common Stock"), of the Company, set forth opposite such Purchaser's name on Schedule 1 hereto (which aggregate amount for all Purchasers together shall collectively referred to herein as the "Shares").

        C.    Immediately prior to the closing of the sale of securities to the Purchasers hereunder, Terrapin Acquisition, Inc. ("Merger Sub"), a wholly owned subsidiary of the Company, will merge with and into Ocera Therapeutics, Inc. ("Ocera"), upon which Ocera will become a wholly owned subsidiary of the Company.

        D.    Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), to be effective upon the Closing, pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

        NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I.
DEFINITIONS

        1.1    Definitions.    In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

        "Action" means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company's Knowledge, threatened against the Company, any Subsidiary or any of their respective properties or any officer, director or employee of the Company or any Subsidiary acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

        "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act, including without limitation any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

        "Agreement" has the meaning set forth in the Preamble.

        "Board of Directors" means the board of directors of the Company.

        "Business Day" means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York or the State of California are authorized or required by law or other governmental action to close.

        "Closing" means the closing of the purchase and sale of the Shares pursuant to this Agreement.

        "Closing Date" means the Closing Date as defined in the Merger Agreement.

        "Commission" has the meaning set forth in the Recitals.

        "Common Stock" has the meaning set forth in the Recitals, and also includes any other class of securities into which the Common Stock may hereafter be reclassified or changed into.

        "Common Stock Equivalents" means any securities of the Company or any Subsidiary which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

        "Company" has the meaning set forth in the Preamble.

        "Company Deliverables" has the meaning set forth in Section 2.2(a).

        "Company's Knowledge" means with respect to any statement made to the Company's Knowledge, that the statement is based upon the knowledge of the executive officers of the Company having responsibility for the matter or matters that are the subject of the statement after a reasonable inquiry.

        "Control" (including the terms "controlling", "controlled by" or "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

        "Disclosure Materials" has the meaning set forth in Section 3.1(h).

        "Disclosure Schedules" has the meaning set forth in Section 3.1.

        "DTC" has the meaning set forth in Section 4.1(c).

        "Environmental Laws" has the meaning set forth in Section 3.1(dd).

        "Evaluation Date" has the meaning set forth in Section 3.1(t).

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

        "GAAP" means U.S. generally accepted accounting principles, as applied by the Company.

        "Indebtedness" has the meaning set forth in Section 3.1(mm).

        "Intellectual Property Rights" has the meaning set forth in Section 3.1(p).

        "Legend Removal Date" has the meaning set forth in Section 4.1(c).

        "Lien" means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

        "Material Adverse Effect" means a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, except that any of the following, either alone or in combination, shall not be deemed a Material Adverse Effect: (i) effects caused by changes or circumstances affecting general market conditions in the U.S. economy or which are generally applicable to the industry in which the Company operates, provided that such effects are not borne disproportionately by the Company, (ii) effects resulting from or relating to the announcement or disclosure of the sale of the Shares or other transactions contemplated by this Agreement, or (iii) effects caused by any event, occurrence or condition resulting from or relating to the taking of any action in accordance with this Agreement.

        "Material Contract" means any contract of the Company that has been filed or was required to have been filed as an exhibit to the SEC Reports pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.

        "Material Permits" has the meaning set forth in Section 3.1(n).

        "Merger" means the closing of the merger of Merger Sub with and into Ocera pursuant to that certain Agreement and Plan of Merger and Reorganization to be entered into by and among the Company, Ocera and Merger Sub on or about the date hereof (the "Merger Agreement").

        "New York Courts" means the state and federal courts sitting in the City of New York, Borough of Manhattan.

        "OFAC" has the meaning set forth in Section 3.1(ll).

        "Outside Date" means October 31, 2013.

        "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

        "Press Release" has the meaning set forth in Section 4.4.

        "Principal Trading Market" means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement, shall be the NASDAQ Global Market.

        "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

        "Purchase Price" means an amount per share equal to the volume-weighted average of the closing prices of the Common Stock over the ten (10) Trading Days ending the date prior to the Closing Date.

        "Purchaser" or "Purchasers" has the meaning set forth in the Recitals.

        "Purchaser Deliverables" has the meaning set forth in Section 2.2(b).

        "Purchaser Party" has the meaning set forth in Section 4.8.

        "Registration Rights Agreement" has the meaning set forth in the Recitals.

        "Regulation D" has the meaning set forth in the Recitals.

        "Required Approvals" has the meaning set forth in Section 3.1(e).

        "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

        "SEC Reports" has the meaning set forth in Section 3.1(h).

        "Securities Act" has the meaning set forth in the Recitals.

        "Shares" has the meaning set forth in the Recitals.

        "Short Sales" include, without limitation, (i) all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, "put equivalent positions" (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

        "Stock Certificates" has the meaning set forth in Section 2.2(a)(ii).

        "Subscription Amount" means, with respect to each Purchaser, the aggregate amount to be paid for the Shares purchased hereunder as indicated on Schedule 1 hereto beneath the heading "Aggregate Purchase Price (Subscription Amount)" in United States dollars and in immediately available funds.

        "Subsidiary" means any subsidiary of the Company, and shall, where applicable, include any subsidiary of the Company formed or acquired after the date hereof.

        "Trading Affiliate" has the meaning set forth in Section 3.2(h).

        "Trading Day" means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the "pink sheets" by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

        "Trading Market" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

        "Transaction Documents" means this Agreement, the schedules and exhibits attached hereto, the Registration Rights Agreement and any other documents or agreements explicitly contemplated hereunder.

        "Transfer Agent" means Continental Stock Transfer & Trust Co., the current transfer agent of the Company, with a mailing address of 17 Battery Place, 8th Floor, New York, NY 10004 and a facsimile number of (212) 509-5150, or any successor transfer agent for the Company.

 ARTICLE II.
PURCHASE AND SALE

        2.1    Closing.

        (a)    Amount.    Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of shares of Common Stock equal to the quotient resulting from dividing (i) the Subscription Amount for such Purchaser by (ii) the Purchase Price, rounded down to the nearest whole Share. The aggregate Subscription Amount for all Purchasers shall $19,995,499.90.

        (b)    Closing.    The Closing of the purchase and sale of the Shares shall take place at the offices of Goodwin Procter LLP, Exchange Place, Boston, MA 02109, immediately after the closing of the Merger, on the Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

        (c)    Form of Payment.    Except as may otherwise be agreed to among the Company and one or more of the Purchasers, on or prior to the Business Day immediately prior to the Closing Date, each Purchaser shall wire its Subscription Amount, in United States dollars and in immediately available funds, to Goodwin Procter LLP, for the benefit of the Company, as set forth on Exhibit B hereto. On the Closing Date, the Company shall irrevocably instruct the Transfer Agent to deliver to each Purchaser one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing the number of Shares such Purchaser is purchasing as is set forth on Schedule 1 hereto beneath the heading "Number of Shares to be Acquired", within three (3) Trading Days after the Closing.

        2.2    Closing Deliveries.

        (a)   On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to each Purchaser the following (the "Company Deliverables"):

            (i)  this Agreement, duly executed by the Company;

           (ii)  facsimile copies of one or more stock certificates, free and clear of all restrictive and other legends (except as provided in Section 4.1(b) hereof), evidencing the Shares subscribed for by such Purchaser hereunder, registered in the name of such Purchaser (the "Stock Certificate"), with the original Stock Certificates delivered within three (3) Trading Days of Closing;

          (iii)  the Registration Rights Agreement, duly executed by the Company;

          (iv)  a legal opinion of Goodwin Procter LLP, addressed to the Purchasers and dated the Closing Date, substantially in the form of Exhibit C attached hereto;

           (v)  an executed copy of an indemnification agreement with the director of the Company affiliated with each Purchaser with a representative on the Board of Directors of the Company; and

          (vi)  a certificate of the Secretary of the Company, dated as of the Closing Date, (A) certifying the resolutions adopted by the Board of Directors or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Shares, (B) certifying that the stockholders of the Company have adopted resolutions approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Shares, (C) certifying the current versions of the certificate of incorporation, as amended, and bylaws of the Company, and (D) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company

        (b)   On or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the "Purchaser Deliverables"):

            (i)  this Agreement, duly executed by such Purchaser;

           (ii)  its Subscription Amount, in United States dollars and in immediately available funds, in the amount set forth as the "Purchase Price" indicated opposite such Purchaser's name on Schedule 1 hereto under the heading "Aggregate Purchase Price (Subscription Amount)" by wire transfer to Goodwin Procter LLP, for the benefit of the Company, as set forth on Exhibit B attached hereto;

          (iii)  the Registration Rights Agreement, duly executed by such Purchaser; and

          (iv)  an executed copy of an indemnification agreement with the director of the Company affiliated with such Purchaser if such Purchaser has a representative on the Board of Directors of the Company.

        2.3    Closing Conditions.

        (a)    Company Condition to Close.    The obligations of the Company hereunder in connection with the Closing are subject to the condition that the Merger closes immediately prior to the Closing.

        (b)    Purchasers' Conditions to Close.    The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the condition that the Merger closes immediately prior to the Closing.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

        3.1    Representations and Warranties of the Company.    Except (i) as set forth in the schedules delivered herewith (the "Disclosure Schedules"), which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, or (ii) disclosed in the SEC Reports, the Company hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Purchasers as is set forth below. For purposes of this Article III, all references to the "Company" contained herein shall not include Ocera.

        (a)    Subsidiaries.    The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3.1(a) hereto. Except as disclosed in Schedule 3.1(a) hereto, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

        (b)    Organization and Qualification.    The Company and each of its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each of its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in a Material Adverse Effect, and no Proceeding has been instituted, is pending, or, to the Company's Knowledge, has been threatened in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

        (c)    Authorization; Enforcement; Validity.    The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The Company's execution and delivery of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Shares) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

        (d)    No Conflicts.    The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Shares) do not and will not (i) conflict with or violate any provisions of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or otherwise result in a violation of the organizational documents of the Company or any Subsidiary, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company or a Subsidiary is bound or affected, except in the case of clauses (ii) and (iii) such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

        (e)    Filings, Consents and Approvals.    Neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Shares), other than (i) filings required by applicable state securities laws, (ii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iii) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Shares and the listing of the Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (iv) the filings required in accordance with Section 4.4 of this Agreement and (v) those that have been made or obtained prior to the date of this Agreement (collectively, the "Required Approvals").

        (f)    Issuance of the Shares.    The Shares have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws.

        (g)    Capitalization.    The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set forth in Schedule 3.1(g) hereto. The Company has not issued any capital stock since the date of its most recently filed SEC Report other than to reflect stock option and warrant exercises that do not, individually or in the aggregate, have a material affect on the issued and outstanding capital stock, options and other securities. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents that have not been effectively waived as of the Closing Date. Except as set forth on Schedule 3.1(g) or a result of the purchase and sale of the Shares, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Shares. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the Company's Knowledge, between or among any of the Company's stockholders.

        (h)    SEC Reports; Disclosure Materials.    The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports", and the SEC Reports, together with the Disclosure Schedules, being collectively referred to as the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension, except where the failure to file on a timely basis would not have or reasonably be expected to result in a Material Adverse Effect (including, for this purpose only, any failure to qualify to register the Shares for resale on Form S-3 or which would prevent any Purchaser from using Rule 144 to resell any Shares). As of their respective filing dates, or to the extent corrected by a subsequent restatement, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. Each of the Material Contracts to which the

Company or any Subsidiary is a party or to which the property or assets of the Company or any of its Subsidiaries are subject has been filed as an exhibit to the SEC Reports.

        (i)    Financial Statements.    The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement). Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments.

        (j)    Material Changes.    Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof or the transactions related to the Merger, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except Common Stock issued in the ordinary course as dividends on outstanding preferred stock or issued pursuant to existing Company stock option or stock purchase plans or executive and director compensation arrangements disclosed in the SEC Reports. Except for the issuance of the Shares contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

        (k)    Litigation.    There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) except as specifically disclosed in the SEC Reports, would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor to the Company's Knowledge any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Company's Knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its Subsidiaries under the Exchange Act or the Securities Act.

        (l)    Employment Matters.    No material labor dispute exists or, to the Company's Knowledge, is imminent with respect to any of the employees of the Company. None of the Company's or any Subsidiary's employees is a member of a union that relates to such employee's relationship with the Company, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and each Subsidiary believes that its relationship with its employees is generally good. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer's employment with the Company or any such Subsidiary. To the Company's Knowledge, no employee is, or is now expected to be, in violation of any term of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of a third party, and to the Company's Knowledge, the continued employment of each such employee does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance in all material respects with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours.

        (m)    Compliance.    Neither the Company nor any of its Subsidiaries (i) is in material default under or in material violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a material default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received notice of a claim that it is in material default under or that it is in material violation of, any Material Contract (whether or not such material default or material violation has been waived), (ii) is in material violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (iii) is in material violation of, or in receipt of notice that it is in material violation of, any statute, rule or regulation of any governmental authority applicable to the Company.

        (n)    Regulatory Permits.    The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its respective business as currently conducted and as described in the SEC Reports, except where the failure to possess such permits, individually or in the aggregate, has not and would not have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any of its Subsidiaries has received any notice of Proceedings relating to the revocation or modification of any such Material Permits.

        (o)    Title to Assets.    The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by them. The Company and its Subsidiaries have good and marketable title to all tangible personal property owned by them that is material to the business of the Company and its Subsidiaries, taken as whole, in each case free and clear of all Liens except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

        (p)    Patents and Trademarks.    The Company and the Subsidiaries own, possess, license or have other rights to use, all patents, patent applications, trade and service marks, trade and service mark applications and registrations, trade names, trade secrets, inventions, copyrights, licenses, technology, know-how and other intellectual property rights and similar rights described in the SEC Reports as necessary or material for use in connection with their respective businesses (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. There is no pending or, to the Company's Knowledge, threatened action, suit, proceeding or claim by any Person that the Company's business as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of another. To the Company's Knowledge, there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

        (q)    Insurance.     The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent and customary in the businesses and locations in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. Neither the Company nor any of its Subsidiaries has received any notice of cancellation of any such insurance, nor, to the Company's Knowledge, will it or any Subsidiary be unable to renew their respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

        (r)    Transactions With Affiliates and Employees.     Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the Company's Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

        (s)    Internal Accounting Controls.     The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences.

        (t)    Sarbanes-Oxley; Disclosure Controls.     The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company has established disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the end of the period covered by the Company's most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company's internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

        (u)    Certain Fees.     No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this paragraph (u) that may be due in connection with the transactions contemplated by the Transaction Documents. The Company shall indemnify, pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

        (v)    Private Placement.     Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers under the Transaction Documents. The issuance and sale of the Shares hereunder does not contravene the rules and regulations of the Trading Market.

        (w)    Investment Company     The Company is not, and immediately after receipt of payment for the Shares, will not be or be an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

        (x)    Registration Rights.     Other than each of the Purchasers or as set forth in Schedule 3.1(x) hereto, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company other than those securities which are currently registered on an effective registration statement on file with the Commission.

        (y)    Disclosure.     The Company confirms that it has not provided, and to the Company's Knowledge, none of its officers or directors nor any other Person acting on its or their behalf has provided, any Purchaser or its respective agents or counsel with any information that it believes constitutes material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in the Press Release as contemplated by Section 4.4 hereof. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2.

        (z)    No Integrated Offering.     Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, none of the Company, its Subsidiaries nor, to the Company's Knowledge, any of its Affiliates or any Person acting on its behalf has, directly or indirectly, at any time within the past six (6) months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Shares as contemplated hereby or (ii) cause the offering of the Shares pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

        (aa)    Tax Matters.     The Company and each of its Subsidiaries (i) has accurately and timely prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except, in the case of clauses (i) and (ii) above, where the failure to so pay or file any such tax, assessment, charge or return would not have or reasonably be expected to result in a Material Adverse Effect. There are no unpaid taxes in any material amount claimed to be due by the Company or any of its Subsidiaries by the taxing authority of any jurisdiction.

        (bb)    Environmental Matters.     To the Company's Knowledge, neither the Company nor any of its Subsidiaries (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), (ii) owns or operates any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iv) is subject to any claim relating to any Environmental Laws; and there is no pending investigation or, to the Company's Knowledge, investigation threatened that might lead to such a claim.

        (cc)    No General Solicitation.     Neither the Company nor, to the Company's Knowledge, any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising.

        (dd)    Foreign Corrupt Practices.     Neither the Company, nor to the Company's Knowledge, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

        (ee)    Off Balance Sheet Arrangements.     There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in SEC Reports and is not so disclosed.

        (ff)    Acknowledgment Regarding Purchasers' Purchase of Shares.     The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers' purchase of the Shares. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

        (gg)    Regulation M Compliance.     The Company has not, and to the Company's Knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the securities of the Company or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

        (hh)    PFIC.     Neither the Company nor any Subsidiary is or intends to become a "passive foreign investment company" within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

        (ii)    OFAC.     Neither the Company nor any Subsidiary nor, to the Company's Knowledge, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

        (jj)    FDA.     As to each product subject to the jurisdiction of the U.S. Food and Drug Administration ("FDA") under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder ("FDCA") that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a "Pharmaceutical Product"), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in material compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports. There is no pending, completed or, to the Company's Knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

        (kk)    No Additional Agreements.     The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

        (ll)    Ocera Representations and Warranties.     The representations and warranties of Ocera contained in the Merger Agreement and related agreements are true and correct in all material respects.

        3.2    Representations and Warranties of the Purchasers.     Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (provided that nothing in this Section 3.2 shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents):

        (a)    Organization; Authority.     Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.

The execution and delivery of this Agreement by such Purchaser and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each Transaction document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

        (b)    No Conflicts.     The execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

        (c)    Investment Intent.     Such Purchaser understands that the Shares are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account and not with a view to, or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Shares for any minimum period of time and reserves the right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Shares (or any securities which are derivatives thereof) to or through any person or entity; such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

        (d)    Purchaser Status.     At the time such Purchaser was offered the Shares, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

        (e)    General Solicitation.     Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

        (f)    Experience of Such Purchaser.     Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

        (g)    Access to Information.     Such Purchaser acknowledges that it has had the opportunity to review the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Shares.

        (h)    Certain Trading Activities.     Other than with respect to the transactions contemplated herein, since the time that such Purchaser was first contacted by the Company or any other Person regarding the transactions contemplated hereby, neither the Purchaser nor any Affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser's investments or trading or information concerning such Purchaser's investments, including in respect of the Shares, and (z) is subject to such Purchaser's review or input concerning such Affiliate's investments or trading (collectively, "Trading Affiliates") has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser or Trading Affiliate, effected or agreed to effect any purchases or sales of the securities of the Company (including, without limitation, any Short Sales involving the Company's securities). Notwithstanding the foregoing, in the case of a Purchaser and/or Trading Affiliate that is, individually or collectively, a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Purchaser's or Trading Affiliate's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's or Trading Affiliate's assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Other than to other Persons party to this Agreement or to any of such Purchaser's employees, officers, directors, service providers, attorneys, accountants, consultants and other professionals, to the extent necessary to obtain their services in connection with the transactions contemplated hereby, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect short sales or similar transactions in the future.

        (i)    Brokers and Finders.     No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

        (j)    Independent Investment Decision.     Such Purchaser has independently evaluated the merits of its decision to purchase Shares pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser's business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

        (k)    Reliance on Exemptions.     Such Purchaser understands that the Shares being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares.

        (l)    No Governmental Review.     Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

        (m)    Regulation M.     Such Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Common Stock and other activities with respect to the Common Stock by the Purchasers.

        (n)    Residency.     Such Purchaser's residence (if an individual) or offices in which its investment decision with respect to the Shares was made (if an entity) are located at the address immediately below such Purchaser's name on its signature page hereto.

The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

        4.1    Transfer Restrictions.

        (a)    Compliance with Laws.     Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Shares may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Shares other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the securities may be sold pursuant to such rule), (iv) in connection with a bona fide pledge as contemplated in Section 4.1(b), or (v) to its Affiliates, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement with respect to such transferred Shares.

        (b)    Legends.     Certificates evidencing the Shares shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form, until such time as they are not required under Section 4.1(c):

  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT

  OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

        The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in, some or all of the legended Shares in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge, but Purchaser's transferee shall promptly notify the Company of any such subsequent transfer or foreclosure. Each Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Shares or for any agreement, understanding or arrangement between any Purchaser and its pledgee or secured party. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder. Each Purchaser acknowledges and agrees that, except as otherwise provided in Section 4.1(c), any Shares subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth in Section 4.1(a).

        (c)    Removal of Legends.     The legend set forth in Section 4.1(b) above shall be removed and the Company shall issue a certificate without such legend or any other legend to the holder of the applicable Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company ("DTC"), if (i) such Shares are registered for resale under the Securities Act (provided that, if the Purchaser is selling pursuant to the effective registration statement registering the Shares for resale, the Purchaser agrees to only sell such Shares during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement), (ii) such Shares are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Following the date in which a legend is no longer required for certain Shares, the Company will no later than three (3) Trading Days following the delivery by a Purchaser to the Company (with notice to the Company) of a legended certificate representing Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer), and an opinion of counsel to the extent required by Section 4.1(a) (such third (3rd) Trading Day, the "Legend Removal Date"), deliver or cause to be delivered to such Purchaser a certificate representing such Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1(c). Certificates for Shares subject to legend removal hereunder may be transmitted by the Transfer Agent to the Purchasers by crediting the account of the Purchaser's prime broker with DTC as directed by such Purchaser.

        (d)    Acknowledgement.     Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Shares or any interest therein without complying with the requirements of the Securities Act.

        4.2    Furnishing of Information.     In order to enable the Purchasers to sell the Shares under Rule 144, for a period of twelve (12) months from the Closing, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such twelve (12) month period, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares under Rule 144.

        4.3    Integration.     The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers, or that will be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

        4.4    Securities Laws Disclosure; Publicity.     The Company (a) may, on or after the date hereof, issue a press release reasonably acceptable to a majority in interest of the Purchasers disclosing the material terms of the transactions contemplated by this Agreement (the "Press Release") and may, on or after the date hereof file a Current Report on Form 8-K describing the terms of the Transaction Documents and including the Press Release and the forms of the Transaction Documents, as exhibits thereto, with the Commission (the "Press Release 8-K"), and (b) shall file a Current Report on Form 8-K describing the terms of the Transaction Documents and including the Transaction Documents as exhibits thereto, with the Commission, no later than 9:00 A.M. Eastern time on the first (1st) Trading Day immediately following the Closing (the "Closing 8-K"). From and after the Closing, no Purchaser shall be in possession of any material, non-public information received from the Company or any of its officers, directors, employees or agents with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and, other than the Press Release, neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior written consent of such Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld, conditioned or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) the filing of the Press Release and form of Transaction Documents, (b) as required by federal securities law in connection with the filing of the Closing 8-K and final Transaction Documents (including signature pages thereto) with the Commission after the Closing Date and (c) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (c).

        4.5    Form D; Blue Sky.     The Company agrees to timely file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof, promptly upon the written request of any Purchaser. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Shares for sale to the Purchasers under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification) and shall provide evidence of such actions promptly upon the written request of any Purchaser.

        4.6    Delivery of Shares After Closing.     The Company shall deliver, or cause to be delivered, the respective Shares purchased by each Purchaser to such Purchaser within three (3) Trading Days of the Closing Date.

        4.7    Short Sales and Confidentiality After The Date Hereof.     Such Purchaser shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in any transactions in the Company's securities (including, without limitation, any Short Sales involving the Company's securities) during the period from the date hereof until the earlier of such time as (i) the transactions contemplated by this Agreement are first publicly announced as required by and described in Section 4.4 or (ii) this Agreement is terminated in full pursuant to Section 5.18. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and Disclosure Schedules. Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.4; provided, however, each Purchaser agrees, severally and not jointly with any Purchasers, that they will not enter into any Net Short Sales (as hereinafter defined) from the period commencing on the Closing Date and ending on the earliest of (x) the twenty-four (24) month anniversary of the Closing Date and (y) the date that such Purchaser no longer holds any Shares. For purposes of this Section 4.7, a "Net Short Sale" by any Purchaser shall mean a sale of Common Stock by such Purchaser that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in Common Stock held by such Purchaser. Notwithstanding the foregoing, in the event that a Purchaser is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that covering a short position established prior to effectiveness of a resale registration statement with shares included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.

        4.8    Indemnification of Purchasers.     Subject to the provisions of this Section 4.8, the Company will indemnify and hold each Purchaser and its directors, officers, stockholders, members, partners and employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon (i) a breach of such Purchaser's representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder, (ii) any violations by such Purchaser of state or federal securities laws or (iii) any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (A) the employment thereof has been specifically authorized by the Company in writing, (B) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (C) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld, conditioned or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others, and any liabilities the Company may be subject to pursuant to law.

        4.9    Preparation of the Proxy Statement and Company's Stockholders Meeting.

          (a)   The Company shall use its reasonable best efforts to call, hold and convene a special meeting of its stockholders to vote on the approval of transactions contemplated by this Agreement, as required under the rules of the Trading Market, as soon as reasonable practicable after the date hereof but in any event not later than October 31, 2013 (the "Company Stockholders Meeting"). The board of directors of the Company shall recommend to the Company stockholders that the Company stockholders vote to approve the transactions contemplated by this Agreement, as required under the rules of the Trading Market (the "Recommendation") and shall include such Recommendation in the proxy statement to be issued in connection with this Agreement (the "Proxy Statement"). In connection with the Company's Stockholders Meeting, the Company shall prepare and file with the Commission as soon as reasonably practicable, but in any event, not later than ten (10) days after the date hereof the Proxy Statement in preliminary form, and the Company shall use its reasonable best efforts to respond as promptly as practicable to any comments of the Commission with respect thereto. The Company shall use its reasonable best efforts to prepare and file with the Commission the definitive Proxy Statement and to cause the definitive Proxy Statement to be mailed to the Company's stockholders as promptly as practicable after the filing of the definitive Proxy Statement with the Commission. The Company shall take any action required to be taken under any applicable state securities laws in connection with this Agreement. The Company shall notify the legal counsel to the Purchasers promptly of the receipt of any written comments from the Commission or its staff and of any request by the Commission or its staff for amendments or supplements to the Proxy Statement or for additional information and shall supply the Purchasers with copies of all correspondence between the Company or any of its representatives, on the one hand, and the Commission or its staff, on the other hand, with respect to the Proxy Statement. Prior to filing or mailing the preliminary or definitive Proxy Statement (or any amendment or supplement thereto) or responding to the comments of the Commission with respect thereto, the Company (i) shall provide the Purchasers a reasonable opportunity to review such document or response and (ii) shall consider in good faith comments proposed by the Purchasers on such document or response.

          (b)   Until the Closing, the Company shall not, and shall instruct its directors, officers, managers, partners, financial advisors and other Representatives not to, directly or indirectly, knowingly encourage, solicit, initiate or continue any inquiries or proposals from, discuss or negotiate with, or provide any non-public information to, any person or entity concerning the sale of more than 2% of the outstanding shares of the Company's capital stock or enter into any agreement with respect thereto, and each of them shall terminate and cease any existing activities, discussions or negotiations with respect to the foregoing.

ARTICLE V.
MISCELLANEOUS

        5.1    Fees and Expenses.     Except as expressly set forth in this Section 5.1 to the contrary, the Company and the Purchasers shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Shares to the Purchasers. Notwithstanding the foregoing, the Company shall reimburse the reasonable and documented fees and disbursements of O'Melveny & Myers LLP, in an amount not to exceed $50,000 in the aggregate.

        5.2    Entire Agreement.     The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

        5.3    Notices.     Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via electronic mail or facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the e-mail address or facsimile number specified in this Section 5.3 prior to 5:00 P.M., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via electronic mail or facsimile at the e-mail address or facsimile number specified in this Section 5.3 on a day that is not a Trading Day or later than 5:00 P.M., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Tranzyme, Inc. 5001 South Miami Boulevard, Suite 300 Durham, NC 27703 Telephone No.: (919) 474-0020 Facsimile No.: (919) 474-0025 Attention: Vipin K. Garg E-mail: vgarg@tranzyme.com
With a copy to:	Goodwin Procter LLP Exchange Place Boston, MA 02109 Telephone No.: (617) 570-1000 Facsimile No.: (617) 523-1231 Attention: Mitchell S. Bloom E-mail: mbloom@goodwinprocter.com
If to a Purchaser:	To the address set forth under such Purchaser's name on the signature page hereof;
With a copy to:	O'Melveny & Myers LLP 2765 Sand Hill Road Menlo Park, CA 94025 Telephone No.: (650) 473-2600 Facsimile No.: (650) 473-2601 Attention: Brian E. Covotta E-mail: bcovotta@omm.com or such other address as may be designated in writing hereafter, in the same manner, by such Person.

        5.4    Amendments; Waivers; No Additional Consideration.     No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers of at least a majority in interest of the Shares still held by Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought; provided, however, that, notwithstanding the foregoing, any change to the aggregate Subscription Amount described in Section 2.1(a) shall require the written consent of all of the Purchasers. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Shares.

        5.5    Construction.     The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

        5.6    Successors and Assigns.     The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of each Purchaser. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Shares in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Shares, by the terms and conditions of this Agreement that apply to the "Purchasers".

        5.7    No Third-Party Beneficiaries.     This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Purchaser Party is an intended third party beneficiary of Section 4.8.

        5.8    Governing Law.     All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        5.9    Survival.     Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares.

        5.10    Execution.     This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

        5.11    Severability.     If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

        5.12    Rescission and Withdrawal Right.     Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

        5.13    Replacement of Shares.     If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

        5.14    Remedies.     In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

        5.15    Payment Set Aside.     To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

        5.16    Adjustments in Share Numbers and Prices.     In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, including without limitation the reverse stock split expected to be effected by the Company in connection with the Merger if such reverse stock split is effected prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be adjusted to provide each Purchaser with the same percentage ownership of the outstanding Common Stock immediately following the Closing, and aggregate purchase price for such Purchaser's Shares, that such Purchaser would have obtained if such Closing were to occur without such stock split, subdivision, dividend, distribution, combination or similar recapitalization or event occurring prior to the Closing.

        5.17    Independent Nature of Purchasers' Obligations and Rights.     The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Shares pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any Purchaser.

        5.18    Termination.     This Agreement may be terminated and the sale and purchase of the Shares abandoned at any time prior to the Closing by either the Company or any Purchaser (with respect to itself only) upon written notice to the other, upon the earlier of (i) if the Closing has not been consummated on or prior to 5:00 P.M., New York City time, on the Outside Date and (ii) the date that the Merger Agreement is terminated in accordance with its terms; provided, however, that the right to terminate this Agreement under this Section 5.18 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 5.18 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. In the event of a termination pursuant to this Section 5.18, the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section 5.18, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom except as a result of a willful breach of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatures as of the date first indicated above.

TRANZYME, INC.
By:	/s/ JOHN H. JOHNSON
	Name:	John H. Johnson
	Title:	Chairman of the Board of Directors of Tranzyme, Inc.

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

NAME OF PURCHASER: AGECHEM VENTURE FUND L.P.
	By:	/s/ LOUIS LACASSE
		Name:	Louis Lacasse
		Title:	PRESIDENT AGECHEM FINANCIAL INC
Aggregate Purchase Price (Subscription Amount): $965684.90
Number of Shares to be Acquired:
Tax ID No: N/A
Adress for Notice:
1 West Mount Square, Suite 800 Montreal, Qc. H32289 Canada
Telephone No.: 514-849-7994
Facsimile No.: 514-849-5191
E-mail Address: louis@benechem.com
Attention: Louis Lacasse
Delivery Instructions: (if different than above)
c/o
Street:
City/State/Zip:
Attention:
Telephone No.:

NAME OF PURCHASER: CDIB Bioscience Ventures I, Inc.
	By:	/s/ BENNY T. HU
		Name:	Benny T. Hu
		Title:	Chairman
Aggregate Purchase Price (Subscription Amount): $300,000,00
Number of Shares to be Acquired:
Tax ID No.: N/A
Adress for Notice:
9F, No. 205-1, Peihsin Road, Section 3, Hsintien District, New Taipei City, Taiwan
Telephone No.: 886-2-8913-1956
Facsimile No.: 886-2-8913-1955
E-mail Address: pollylin67@cdibbioscience.com
Attention: Polly Lin
Delivery Instructions: (if different than above)
c/o Grace Yu
Street: 9191 Towne Centre Dr., Ste 575
City/State/Zip: San Diego, CA 92122
Attention: Grace Yu
Telephone No.: 858-552-6808 ext 237

NAME OF PURCHASER: Cross Creek Capital, L.P.
By:	Cross Creek Capital GP, L.P. its Sole General Partner
By:	Cross Creek Capital, LLC its Sole General Partner
By:	Cross Creek Holdings, LLC its Sole Member
By:	/s/ KAREY BARKER
	Name:	Karey Barker
	Title:	Managing Director
Aggregate Purchase Price (Subscription Amount): $384,682
Number of Shares to be Acquired:
Tax ID No.: 20-4822488
Adress for Notice: 150 Social Hall Ave 4th Floor Salt Lake City UT 84111
Telephone No.: 801-533-0777
Facsimile No.:
E-mail Address: ventureops@crosscreekadvisors.com
Attention: Tyler Christensen

Delivery Instructions: (if different than above)
c/o	Bank of America / Institutional Custody
Street:	225 Franklin Street, 4th Floor
City/State/Zip:	Boston MA 02110
Attention:	Christine McCullough
Telephone No.:	617-434-7627

NAME OF PURCHASER: Cross Creek Capital Employees Fund, L.P.
By:	Cross Creek Capital GP, L.P. its Sole General Partner
By:	Cross Creek Capital LLC its Sole General Partner
By:	Cross Creek Holdings, LLC its Sole Member
By:	/s/ KAREY BARKER
	Name:	Karey Barker
	Title:	Managing Director
Aggregate Purchase Price (Subscription Amount): $37,805
Number of Shares to be Acquired:
Tax ID No.: 20-4822534
Adress for Notice:
150 Social Hall Ave 4th Floor Salt Lake City UT 84111
Telephone No.: 801-533-0777
Facsimile No.:
E-mail Address: ventureops@crosscreekadvisors.com
Attention: Tyler Christensen

Delivery Instructions: (if different than above)
c/o	Bank of America / Institutional Custody
Street:	225 Franklin Street, 4th Floor
City/State/Zip:	Boston MA 02110
Attention:	Christine McCullough
Telephone No.:	617-434-7627

NAME OF PURCHASER: DOMAIN PARTNERS VI L.P.
BY:	ONE PALMER SQUARE ASSOCIATES VI, L.L.C.
By:	/s/ KATHLEEN K. SCHOEMAKER
	Name:	Kathleen K. Schoemaker
	Title:	MANAGING MEMBER
Aggregate Purchase Price (Subscription Amount): $2,000,000
Number of Shares to be Acquired:
Tax ID No.: 33-1073839
Address for Notice:
DOMAIN ASSOCIATES LLC One Palmer Square, Suite 515 Princeton, NJ 08542
Telephone No.: 6096835656
Facsimile No.: 6096834581
E-mail Address: schoemaker@domainve.com
Attention: kathleen K.Schoemaker

Delivery Instructions: (if different than above)
c/o
Street:
City/State/Zip:
Attention:
Telephone No.:

NAME OF PURCHASER: DOMAIN PARTNERS VIII, L.P.
BY:	ONE PALMER SQUARE ASSOCIATES VIII, L.L.C.
By:	/s/ KATHLEEN K. SCHOEMAKER
	Name:	Kathleen K. Schoemaker
	Title:	MANAGING MEMBER
Aggregate Purchase Price (Subscription Amount): $5,955,806.71
Number of Shares to be Acquired:
Tax ID No.: 90-0451590
Address for Notice:
DOMAIN ASSOCIATES LLC One Palmer Square, Suite 515 Princeton, NJ 08542
Telephone No.: 6096835656
Facsimile No.: 6096834581
E-mail Address:
Attention: kathleen K.Schoemaker

Delivery Instructions: (if different than above)
c/o
Street:
City/State/Zip:
Attention:
Telephone No.:

NAME OF PURCHASER: DP VIII ASSOCIATES, L.P.
BY:	ONE PALMER SQUARE ASSOCIATES VIII, L.L.C.
By:	/s/ KATHLEEN K. SCHOEMAKER
	Name:	Kathleen K. Schoemaker
	Title:	MANAGING MEMBER
Aggregate Purchase Price (Subscription Amount): $44,193.29
Number of Shares to be Acquired:
Tax ID No.: 90-0451593
Address for Notice:
DOMAIN ASSOCIATES LLC One Palmer Square, Suite 515 Princeton, NJ 08542
Telephone No.: 6096835652
Facsimile No.: 6096834581
E-mail Address: Schoemaker@domainve.com
Attention: kathleen K.Schoemaker

Delivery Instructions: (if different than above)
c/o
Street:
City/State/Zip:
Attention:
Telephone No.:

NAME OF PURCHASER: Greenspring Global Partners III, L.P .
By:	/s/ ERIC THOMPSON
	Name:	Eric Thompson
	Title:	Chief Financial Officer

Aggregate Purchase Price (Subscription Amount): $291,163.90
Number of Shares to be Acquired:
Tax ID No.: 20-3905158
Address for Notice:
100 Painters Mill Road, Suite 700
Telephone No.: 410-363-2725
Facsimile No.: 410-363-9075
E-mail Address: finance@gspring.com
Attention: Eric Thompson

Delivery Instructions: (if different than above)
c/o
Street:
City/State/Zip:
Attention:
Telephone No.:

NAME OF PURCHASER: Greenspring Global Partners III-A, L.P .
By:	/s/ ERIC THOMPSON
	Name:	Eric Thompson
	Title:	Chief Financial Officer

Aggregate Purchase Price (Subscription Amount): $133,540.30
Number of Shares to be Acquired:
Tax ID No.: 20-3905237
Address for Notice:
100 Painters Mill Road, Suite 700
Telephone No.: 410-363-2725
Facsimile No.: 410-363-9075
E-mail Address: finance@gspring.com
Attention: Eric Thompson

Delivery Instructions: (if different than above)
c/o
Street:
City/State/Zip:
Attention:
Telephone No.:

NAME OF PURCHASER: Greenspring Global Partners III-B, L.P.
By:	/s/ ERIC THOMPSON
	Name:	Eric Thompson
	Title:	Chief Financial Officer

Aggregate Purchase Price (Subscription Amount): $421,249.60
Number of Shares to be Acquired:
Tax ID No.: 20-3905284
Address for Notice:
100 Painters Mill Road, Suite 700
Telephone No.: 410-363-2725
Facsimile No.: 410-363-9075
E-mail Address: finance@gspring.com
Attention: Eric Thompson

Delivery Instructions: (if different than above)
c/o Street: City/State/Zip: Attention: Telephone No.:

NAME OF PURCHASER: Greenspring Crossover Ventures I, L.P.
By:	/s/ ERIC THOMPSON
	Name:	Eric Thompson
	Title:	Chief Financial Officer

Aggregate Purchase Price (Subscription Amount): $304,046.20
Number of Shares to be Acquired:
Tax ID No.: 39-2067914
Address for Notice:
100 Painters Mill Road, Suite 700
Telephone No.: 410-363-2725
Facsimile No.: 410-363-9075
E-mail Address: finance@gspring.com
Attention: Eric Thompson

Delivery Instructions: (if different than above)
c/o Street: City/State/Zip: Attention: Telephone No.:

NAME OF PURCHASER: InterWest Partners IX, LP
By:	/s/ GLIBERT H. KLIMAN
	Name:	Glibert H. Kliman
	Title:	Managing Director

Aggregate Purchase Price (Subscription Amount): $2,600,000
Number of Shares to be Acquired:
Tax ID No.: 20-2312479
Address for Notice:
2710 Sand Hill Rd.
Suite 200
Menlo Park CA 94025
Telephone No.: 6508548585
Facsimile No.: 650854-4706
E-mail Address: nkjellson@interwest.com
Attention: Nina Kjellson

Delivery Instructions: (if different than above)
c/o Street: City/State/Zip: Attention: Telephone No.:

NAME OF PURCHASER:
SOFINNOVA VENTURE PARTNERS VI, L.P.
	By:	Sofinnova Management VI, LLC Its General Partner
	By:	/s/ MICHAEL F. POWELL
		Name:	Michael F. Powell
		Title:	Managing Member
Aggregate Purchase Price (Subscription Amount): $1,945,377.93
Number of Shares to be Acquired:
Tax ID No.: 55-0821687
Address for Notice:
2800 Sand Hill Road, Suite 150 Menlo Park, CA 94025
Telephone No.: (650) 681-8425
Facsimile no.: (650) 322-2037
E-mail Address: Powell@sofinnova.com
Attention: Michael Powell
Delivery Instructions: (if different than above)
c/o
Street:
City/State/Zip:
Attention:
Telephone No.:

NAME OF PURCHASER:
SOFINNOVA VENTURE PARTNERS VI, GmbH Co. KG
	By:	Sofinnova Management VI, LLC Its General Partner
	By:	/s/ MICHAEL F. POWELL
		Name:	Michael F. Powell
		Title:	Managing Member
Aggregate Purchase Price (Subscription Amount): $385,432.12
Number of Shares to be Acquired:
Tax ID No.: N/A
Address for Notice:
2800 Sand Hill Road, Suite 150 Menlo Park, CA 94025
Telephone No.: (650) 681-8425
Facsimile no.: (650) 322-2037
E-mail Address: Powell@sofinnova.com
Attention: Michael Powell
Delivery Instructions: (if different than above)
c/o
Street:
City/State/Zip:
Attention:
Telephone No.:

NAME OF PURCHASER:
SOFINNOVA VENTURE PARTNERS VI, L.P.
	By:	Sofinnova Management VI, LLC Its General Partner
	By:	/s/ MICHAEL F. POWELL
		Name:	Michael F. Powell
		Title:	Managing Member
Aggregate Purchase Price (Subscription Amount): $26,517.95
Number of Shares to be Acquired:
Tax ID No.: 20-1643659
Address for Notice:
2800 Sand Hill Road, Suite 150 Menlo Park, CA 94025
Telephone No.: (650) 681-8425
Facsimile no.: (650) 322-2037
E-mail Address: Powell@sofinnova.com
Attention: Michael Powell
Delivery Instructions: (if different than above)
c/o
Street:
City/State/Zip:
Attention:
Telephone No.:

NAME OF PURCHASER: TMP Nominee, LLC
By:	/s/ JAMES THOMAS
	Name:	James Thomas
	Title:	Manager

Aggregate Purchase Price (Subscription Amount): $21,516.00
Number of Shares to be Acquired:
Tax ID No:
Address for Notice:
Thomas Mc Nerney & Partners
60 South 6th Street Suite 3620,
Minneapolis, MN 55402
Telephone No.: 612-465-8660
Facsimile No.:
E-mail Address:
Attention:

Delivery Instructions: (if different than above)
c/o: Street: City/State/Zip: Attention: Telephone No.:

NAME OF PURCHASER: TMP Nominee, II, LLC
By:	/s/ JAMES THOMAS
	Name:	James Thomas
	Title:	Manager

Aggregate Purchase Price (Subscription Amount): $11,100.00
Number of Shares to be Acquired:
Tax ID No:
Address for Notice:
Thomas Mc Nerney & Partners
60 South 6th Street Suite 3620,
Minneapolis, MN 55402
Telephone No.: 612-465-8660
Facsimile No.:
E-mail Address:
Attention:

Delivery Instructions: (if different than above)
c/o: Street: City/State/Zip: Attention: Telephone No.:

NAME OF PURCHASER: TMP Associates, L.P
By:	/s/ PRATIK SHAH
	Name:	Pratik Shah
	Title:	Manager

Aggregate Purchase Price (Subscription Amount): $4,380.00
Number of Shares to be Acquired:
Tax ID No:
Address for Notice:
Thomas Mc Nerney & Partners
60 South 6th Street Suite 3620,
Minneapolis, MN 55402
Telephone No.: 612-465-8660
Facsimile No.:
E-mail Address:
Attention:

Delivery Instructions: (if different than above)
c/o: Street: City/State/Zip: Attention: Telephone No.:

NAME OF PURCHASER: TMP Associates, II, L.P
By:	/s/ PRATIK SHAH
	Name:	Pratik Shah
	Title:	Manager
Aggregate Purchase Price (Subscription Amount): $30,900.00
Number of Shares to be Acquired:
Tax ID No:
Address for Notice: Thomas Mc Nerney & Partners 60 South 6th Street Suite 3620, Minneapolis, MN 55402
Telephone No.: 612-465-8660
Facsimile No.:
E-mail Address:
Attention:

Delivery Instructions: (if different than above)
c/o:
Street:
City/State/Zip:
Attention:
Telephone No.:

NAME OF PURCHASER: Thomas, McNerney & Partners, L.P.
By:	/s/ PRATIK SHAH
	Name:	Pratik Shah
	Title:	Manager
Aggregate Purchase Price (Subscription Amount): $1,174,104.00
Number of Shares to be Acquired:
Tax ID No:
Address for Notice: Thomas Mc Nerney & Partners 60 South 6th Street Suite 3620, Minneapolis, MN 55402
Telephone No.: 612-465-8660
Facsimile No.:
E-mail Address:
Attention:

Delivery Instructions: (if different than above)
c/o:
Street:
City/State/Zip:
Attention:
Telephone No.:

NAME OF PURCHASER: Thomas, McNerney & Partners, II L.P.
By:	/s/ PRATIK SHAH
	Name:	Pratik Shah
	Title:	Manager
Aggregate Purchase Price (Subscription Amount): $2,958,000.00
Number of Shares to be Acquired:
Tax ID No:
Address for Notice: Thomas Mc Nerney & Partners 60 South 6th Street Suite 3620, Minneapolis, MN 55402
Telephone No.: 612-465-8660
Facsimile No.:
E-mail Address:
Attention:

Delivery Instructions: (if different than above)
c/o:
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ANNEX E

EXECUTION

REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (this "Agreement") is made and entered into as of April 23, 2013, by and among Tranzyme, Inc., a Delaware corporation (the "Company"), and the several purchasers signatory hereto (each a "Investor" and collectively, the "Investors").

        This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof between the Company and each Investor (the "Purchase Agreement") and shall be effective as of the Closing (as defined in the Purchase Agreement).

        NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Investors agree as follows:

        1.    Definitions.     For purposes of this Agreement:

        1.1   "Affiliate" means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. With respect to an Investor, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Investor will be deemed to be an Affiliate of such Investor.

        1.2   "Common Stock" means shares of the Company's common stock.

        1.3   "Damages" means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

        1.4   "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        1.5   "Excluded Registration" means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

        1.6   "Form S-1" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

        1.7   "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

        1.8   "Holder" means any holder of Registrable Securities who is a party to this Agreement.

        1.9   "Immediate Family Member" means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.

        1.10 "Initiating Holders" means, collectively, Holders who properly initiate a registration request under this Agreement.

        1.11 "Person" means any individual, corporation, partnership, trust, limited liability company, association or other entity.

        1.12 "Registrable Securities" means (a) the Common Stock issued to the Investors pursuant to the Purchase Agreerment, (b) any other Common Stock held by the Investors as of the date hereof and (c) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, provided, that with respect to a particular Holder, such Holder's shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to a Registration Statement or SEC Rule 144 (in which case, only such security sold by the Holder shall cease to be a Registrable Security); or (B) the date on which all such Registrable Securities may be freely sold publicly in a single quarter under SEC Rule 144 without the requirement for the Company to be in compliance with the current public information required thereunder and without volume or manner-of-sale restrictions.

        1.13 "Registrable Securities then outstanding" means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

        1.14 "Registration Statements" means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

        1.15 "SEC" means the Securities and Exchange Commission.

        1.16 "SEC Rule 144" means Rule 144 promulgated by the SEC under the Securities Act.

        1.17 "SEC Rule 145" means Rule 145 promulgated by the SEC under the Securities Act.

        1.18 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        1.19 "Selling Expenses" means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Subsection 2.6.

        2.    Registration Rights.     The Company covenants and agrees as follows:

        2.1   Demand Registration.

          (a)   If the Company receives a request from Holders of at least thirty percent (30%) of the Registrable Securities then outstanding that the Company file a registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $5.0 million, then the Company shall (i) within ten (10) days after the date such request is given, give notice thereof (the "Demand Notice") to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a registration statement on Form S-3 or, if Form S-3 is unavailable to the Company, on Form S-1, under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsection 2.1(b) and Subsection 2.3.

          (b)   Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Subsection 2.1 a certificate signed by the Company's chief executive officer stating that in the good faith judgment of the Company's Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing for a period of not more than one hundred twenty (120) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period.

          (c)   The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(a) (i) during the period that is thirty (30) days before the Company's good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two registrations pursuant to Subsection 2.1(a) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as "effected" for purposes of this Subsection 2.1(c) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Subsection 2.6, in which case such withdrawn registration statement shall be counted as "effected" for purposes of this Subsection 2.1(c).

          (d)   If the Initiating Holders so request, the Company shall:

              (i)  file an "evergreen" shelf registration statement on Form S-3 (or, in the event Form S-3 is unavailable to the Company, Form S-1) pursuant to Rule 415 under the Securities Act (or any successor provisions), providing for an offering to be made on a continuous basis of the Registrable Securities (the "Shelf Registration"), with the Company to use reasonable best efforts to make such filing on or before the date 45 days after the date such request is given;

             (ii)  use reasonable best efforts to cause the Shelf Registration to become effective as soon as practicable after such filing;

            (iii)  use commercially reasonable efforts to maintain in effect, supplement and amend, if necessary, the Shelf Registration, as required by the instructions applicable to such registration form or by the Securities Act;

            (iv)  furnish, upon request, to the holders of the Registrable Securities to which the Shelf Registration relates copies of any supplement or amendment to such Shelf Registration prior to such supplement or amendment being used and/or filed with the SEC; and

             (v)  pay all Registration Expenses in connection with the Shelf Registration, whether or not it becomes effective, and whether all, some or none of the Registrable Securities to which it relates are sold pursuant to it.

          (e)   If at any time before the third anniversary of the effectiveness of the Shelf Registration, the Shelf Registration ceases to be effective, the Company shall use commercially reasonable efforts to file and use its commercially reasonable efforts to cause to become effective a new "evergreen" shelf registration statement providing for an offering to be made on a continuous basis of the Registrable Securities by the Holders. Such shelf registration statement shall be filed on Form S-3 or, if Form S-3 is unavailable to the Company, on Form S-1.

          (f)    If, after the Shelf Registration has become effective, it is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or authority, the Company shall use its commercially reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment.

        2.2   Company Registration.    If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.6.

        2.3   Underwriting Requirements.

          (a)   If, pursuant to Subsection 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Subsection 2.3, if the underwriters advise the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the

  Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. For purposes of the provision in this Subsection 2.3(a) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single "selling Holder," and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such "selling Holder," as defined in this sentence.

          (b)   In connection with any offering involving an underwriting of shares of the Company's capital stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Holders' Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below twenty percent (20%) of the total number of securities included in such offering. For purposes of the provision in this Subsection 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single "selling Holder," and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such "selling Holder," as defined in this sentence.

        2.4   Obligations of the Company.    Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a)   prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective until the distribution contemplated in the registration statement has been completed;

          (b)   prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

          (c)   furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

          (d)   use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

          (e)   Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and following such notification promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing;

          (f)    in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

          (g)   use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

          (h)   provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

          (i)    promptly make available for inspection by the selling Holders, any underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company's officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

          (j)    notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (k)   after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus; and

          (l)    comply with all applicable rules and regulations of the SEC.

        In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company's directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

        2.5    Furnish Information.    It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder's Registrable Securities.

        2.6    Expenses of Registration.    All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers' and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $30,000, of one counsel for the selling Holders ("Selling Holder Counsel"), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Subsection 2.1(a). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

        2.7    Delay of Registration.    No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

        2.8    Indemnification.    If any Registrable Securities are included in a registration statement under this Section 2:

          (a)   To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

          (b)   To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld, conditioned or delayed; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Subsections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

          (c)   Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action.

          (d)   To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder's liability pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

          (e)   The obligations of the Company and Holders under this Subsection 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

        2.9    Reports Under Exchange Act.    With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

          (a)   make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144;

          (b)   use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

          (c)   furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

        2.10    Termination of Registration Rights.    The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsection 2.1 or Subsection 2.2 shall terminate upon the fifth anniversary of the date of this Agreement.

        3.    Miscellaneous.

        3.1    Successors and Assigns.    This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company's assets) or obligations hereunder without the prior written consent of the Holders of a majority of the then outstanding Registrable Securities. Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement; provided in each case that (i) the Holder agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and (iv) the transferee is an "accredited investor," as that term is defined in Rule 501 of Regulation D.

        3.2    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

        3.3    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

        3.4    Titles and Subtitles.    The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

        3.5    Notices.    Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

        3.6    Amendments and Waivers.    The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding no less than a majority of the then outstanding Registrable Securities, provided that any party may give a waiver as to itself. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

        3.7    Severability.    In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

        3.8    No Inconsistent Agreements.    Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

        3.9    Independent Nature of Investors' Obligations and Rights.    The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. The decision of each Investor to purchase the securities pursuant to the Transaction Documents (as defined in the Purchase Agreement) has been made independently of any other Investor. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

        3.10    Delays or Omissions.    No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

TRANZYME, INC.
By:	/s/ JOHN H. JOHNSON
	Name:	John H. Johnson
	Title:	Chairman of the Board of Directors of Tranzyme, Inc.

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY AGECHEM VENTURE FUND L.P.
AUTHORIZED SIGNATORY
By:	/s/ LOUIS LACASSE
	Name:	LOUIS LACASSE
	Title:	PRESIDENT AGECHEM FINANCIAL INC

ADDRESS FOR NOTICE
c/o:	LOUIS LACASSE 1 WESTMOUNT SQUARE, SUITE 800
Street:
City/State/Zip:	MONTREAL, QC. H3Z 2P9, CANADA
Attention:	LOUIS LACASSE
Tel:	514-849-7994
Fax:	514-849-5191
Email:	LOUIS@GENECHEM.COM

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY
CDIB Bioscience Ventures I, Inc.
AUTHORIZED SIGNATORY
By:	/s/ BENNY T. FLU
	Name:	Benny T. Flu
	Title:	Chairman

ADDRESS FOR NOTICE
c/o:	Polly Lin
Street:	9F, No. 205-1, Peihsin Road, Section 3, Hsintien
City/State/Zip:	New Taipei City, Taiwan
Attention:	Polly Lin
Tel:	886-2-8913-1956
Fax:	886-2-8913-1955
Email:	pollylin67@cdibbioscience.com

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY
Cross Creek Capital, L.P. Cross Creek Capital, L.P.
By:	Cross Creek Capital, G.P. its Sole General Partner
By:	Cross Creek Capital, LLC its Sole General Partner
By:	Cross Creek Holdings, LLC its Sole Member
AUTHORIZED SIGNATORY
By:	/s/ KAREY BARKER
	Name:	Karey Barker
	Title:	Managing Director

ADDRESS FOR NOTICE
c/o:
Street:	150 Social Hall Ave.
City/State/Zip:	Salt Lake City UT 84108
Attention:	Tyler Christensen
Tel:	801-533-0777
Fax:
Email:	ventureops@crosscreekadvisors.com

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY
Cross Creek Capital Employees' Fund L.P
By:	Cross Creek Capital, L.P. its Sole General Partner
By:	Cross Creek Capital, LLC its Sole General Partner
By:	Cross Creek Holdings, LLC its Sole Member
AUTHORIZED SIGNATORY
By:	/s/ KAREY BARKER
	Name:	Karey Barker
	Title:	Managing Director

ADDRESS FOR NOTICE
c/o:
Street:	150 Social Hall Ave.
City/State/Zip:	Salt Lake City UT 84108
Attention:	Tyler Christensen
Tel:	801-533-0777
Fax:
Email:	ventureops@crosscreekadvisors.com

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY
DOMAIN PARTNERS VI L.P.
BY:	ONE PALMER SQUARE ASSOCIATES VI, L.L.C.
AUTHORIZED SIGNATORY
By:	/s/ KATHLEEN K. SCHOEMAKER
	Name:	Kathleen K. Schoemaker
	Title:	Managing Member

ADDRESS FOR NOTICE
c/o:	DOMAIN ASSOCIATES LLC
Street:	One Palmer Square, Suite 515
City/State/Zip:	Princeton, NJ 08542
Attention:	Kathleen K. Schoemaker
Tel:	609 683 5656
Fax:	609 683 4581
Email:	schoemaker@domainve.com

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY
DOMAIN PARTNERS VIII, L.P.
BY:	ONE PALMER SQUARE ASSOCIATES VIII, L.L.C.
AUTHORIZED SIGNATORY
By:	/s/ KATHLEEN K. SCHOEMAKER
	Name:	Kathleen K. Schoemaker
	Title:	Managing Member

ADDRESS FOR NOTICE
c/o:	DOMAIN ASSOCIATES LLC
Street:	One Palmer Square, Suite 515
City/State/Zip:	Princeton, NJ 08542
Attention:	Kathleen K. Schoemaker
Tel:	609 683 5656
Fax:	609 683 4581
Email:	schoemaker@domainve.com

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY
DP VIII ASSOCIATES, L.P.
BY:	ONE PALMER SQUARE ASSOCIATES VIII, L.L.C.
AUTHORIZED SIGNATORY
By:	/s/ KATHLEEN K. SCHOEMAKER
	Name:	Kathleen K. Schoemaker
	Title:	Managing Member

ADDRESS FOR NOTICE
c/o:	DOMAIN ASSOCIATES LLC
Street:	One Palmer Square, Suite 515
City/State/Zip:	Princeton, NJ 08542
Attention:	Kathleen K. Schoemaker
Tel:	609 683 5656
Fax:	609 683 4581
Email:	schoemaker@domainve.com

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY
Greenspring Global Partners III, L.P.
AUTHORIZED SIGNATORY
By:	/s/ ERIC THOMPSON
	Name:	Eric Thompson
	Title:	Chief Financial Officer

ADDRESS FOR NOTICE
c/o:
Street:	100 Painters Mill Road, Suite 700
City/State/Zip:	Owings Mills, MD 21117
Attention:	Eric Thompson
Tel:	410-363-2725
Fax:	410-363-9075
Email:	finance@gspring.com

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY
Greenspring Global Partners III-A, L.P.
AUTHORIZED SIGNATORY
By:	/s/ ERIC THOMPSON
	Name:	Eric Thompson
	Title:	Chief Financial Officer

ADDRESS FOR NOTICE
c/o:
Street:	100 Painters Mill Road, Suite 700
City/State/Zip:	Owings Mills, MD 21117
Attention:	Eric Thompson
Tel:	410-363-2725
Fax:	410-363-9075
Email:	finance@gspring.com

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY
Greenspring Global Partners III-B, L.P.
AUTHORIZED SIGNATORY
By:	/s/ ERIC THOMPSON
	Name:	Eric Thompson
	Title:	Chief Financial Officer

ADDRESS FOR NOTICE
c/o:
Street:	100 Painters Mill Road, Suite 700
City/State/Zip:	Owings Mills, MD 21117
Attention:	Eric Thompson
Tel:	410-363-2725
Fax:	410-363-9075
Email:	finance@gspring.com

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY
Greenspring Crossover Ventures I, L.P.
AUTHORIZED SIGNATORY
By:	/s/ ERIC THOMPSON
	Name:	Eric Thompson
	Title:	Chief Financial Officer

ADDRESS FOR NOTICE
c/o:
Street:	100 Painters Mill Road, Suite 700
City/State/Zip:	Owings Mills, MD 21117
Attention:	Eric Thompson
Tel:	410-363-2725
Fax:	410-363-9075
Email:	finance@gspring.com

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY
Interwest Partners IX, LP
AUTHORIZED SIGNATORY
By:	/s/ GILBERT H. KLIMAN
	Name:	Gilbert H. Kliman
	Title:	Managing Director

ADDRESS FOR NOTICE
c/o:	2710 Sand Hill Rd.
Street:	Suite 200
City/Suite/Zip:	Menlo Park, CA 94025
Attention:	Nina Kjellson
Tel:	650 854-8585
Fax:	650 854-4706
Email:	nkjellson@interwest.com

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY
SOFINNOVA VENTURE AFFILIATES VI, L.P.
By:	Sofinnova Management VI, LLC Its General Partner
By:	/s/ MICHAEL F. POWELL
	Name:	Michael F. Powell
	Title:	Managing Member
SOFINNOVA VENTURE PARTNERS VI, L.P.
By:	Sofinnova Management VI, LLC Its General Partner
By:	/s/ MICHAEL F. POWELL
	Name:	Michael F. Powell
	Title:	Managing Member
SOFINNOVA VENTURE PARTNERS VI, GmbH Co. KG
By:	Sofinnova Management VI, LLC Its General Partner
By:	/s/ MICHAEL F. POWELL
	Name:	Michael F. Powell
	Title:	Managing Member

ADDRESS FOR NOTICE
2800 Sand Hill Road, Suite 150 Menlo Park, CA 94025
Telephone No.:	(650) 681-8425
Facsimile No.:	(650) 322-2037
E-mail Address:	Powell@sofinnova.com
Attention:	Michael Powell

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY
TMP Nominee, LLC
AUTHORIZED SIGNATORY
By:	/s/ JAMES MONAS
	Name:	James Monas
	Title:	Manager

ADDRESS FOR NOTICE:
c/o:	Thomas McNerney & Partners
Street:	60, South 6th street, Suite 3620
City/State/Zip:	Minneapolis, MN 55402
Attention:
Tel:	612-465-8660
Fax:
Email:

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY
TMP Nominee II, LLC
AUTHORIZED SIGNATORY
By:	/s/ JAMES MONAS
	Name:	James Monas
	Title:	Manager

ADDRESS FOR NOTICE
c/o:	Thomas Mc Nerney & Partners
Street:	60, South 6th Street, Suite 3620,
City/State/Zip:	Minneapolis, MN 55402
Attention:
Tel:	612-465-8660
Fax:
Email:

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreements as of the date first written above.

NAME OF INVESTING ENTITY
TMP Associates., L.P.
AUTHORIZED SIGNATORY
By:	/s/ PRATIK SHAH
	Name:	Pratik Shah
	Title:	Manager

ADDRESS FOR NOTICE
c/o:	Thomas Mc Nerney & Partners
Street:	60, South 6th Street, Suite 3620,
City/State/Zip:	Minneapolis, MN 55402
Attention:
Tel:	612-465-8660
Fax:
Email:

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreements as of the date first written above.

NAME OF INVESTING ENTITY
TMP Associates., II, L.P.
AUTHORIZED SIGNATORY
By:	/s/ PRATIK SHAH
	Name:	Pratik Shah
	Title:	Manager

ADDRESS FOR NOTICE
c/o:	Thomas, Mc Nerney & Partners
Street:	60, South 6th Street, Suite 3620,
City/State/Zip:	Minneapolis, MN 55402
Attention:
Tel:	612-465-8660
Fax:
Email:

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreements as of the date first written above.

NAME OF INVESTING ENTITY
Thomas, Mc Nerney & Partners, L.P.
AUTHORIZED SIGNATORY
By:	/s/ PRATIK SHAH
	Name:	Pratik Shah
	Title:	Manager

ADDRESS FOR NOTICE
c/o:	Thomas Mc Nerney & Partners
Street:	60, South 6th Street, Suite 3620,
City/State/Zip:	Minneapolis, MN 55402
Attention:
Tel:	612-465-8660
Fax:
Email:

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreements as of the date first written above.

NAME OF INVESTING ENTITY
Thomas, Mc Nerney & Partners, II, L.P.
AUTHORIZED SIGNATORY
By:	/s/ PRATIK SHAH
	Name:	Pratik Shah
	Title:	Manager

ADDRESS FOR NOTICE
c/o:	Thomas, Mc Nerney & Partners
Street:	60, South 6th ST, Suite 3620,
City/State/Zip:	Minneapolis, MN 55402
Attention:
Tel:	612-465-8660
Fax:
Email:

ANNEX F

CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
TRANZYME, INC.

PURSUANT TO SECTION 242 OF THE
GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

        Tranzyme, Inc., a Delaware corporation (the "Corporation"), hereby certifies as follows:

        The Board of Directors of the Corporation (the "Board"), pursuant to Section 242 of the Delaware General Corporations Law ("DGCL"), has duly adopted a resolution setting forth the following proposed amendment (the "Amendment") to the Corporation's certificate of incorporation as currently in effect (the "Certificate of Incorporation") and declaring such amendment advisable, and the stockholders of the Corporation have duly approved and adopted the Amendment at a special meeting of stockholders called and held upon notice in accordance with Section 222 and Section 242 of the DGCL.

        In order to effect such proposed amendment, ARTICLE IV of the Certificate of Incorporation is hereby amended by deleting the first paragraph of ARTICLE IV and inserting the following two paragraphs in lieu thereof:

        "That, at 5:00 p.m., Eastern time, on the date of filing of this Certificate of Amendment of the Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Time"), each [    •    ](1) (the "Conversion Number") shares of the Corporation's common stock, par value $0.00001 (the "Common Stock") (including treasury shares) issued and outstanding as of the Effective Time shall be reclassified and combined into one validly issued, fully paid and non-assessable share of Common Stock, automatically and without any action by the holder thereof (the "Reverse Stock Split"). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.0001 per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split. In lieu of any fractional shares to which a stockholder would otherwise be entitled (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), the Corporation shall, upon surrender of such holder's certificate(s) representing such fractional shares of Common Stock, pay cash in an amount equal to such fractional shares of Common Stock multiplied by the then fair value of the Common Stock as determined by the Board of Directors.

        Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares formerly represented by such certificate have been reclassified and combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time); provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified."

(1)
Shall be a number greater than one and up to 100 and shall include not more than three decimal digits. By approving the Reverse Stock Split, the stockholders of the Corporation are approving Amendments to the Certificate of Incorporation for each possible Conversion Number within such range, and authorizing the Board to file such Amendment(s) as the Board deems advisable and in the best interest of the Company and its stockholders either prior to or after the Merger, with any such Amendments not filed on or prior to the end of trading hours on the third trading day after the closing date under the Merger Agreement being abandoned and of no further force and effect.

F-1

        IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this            day of                                    , 2013.

TRANZYME, INC.
By:
Vipin K. Garg, PhD
President and Chief Executive Officer

F-2

 CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
TRANZYME, INC.

PURSUANT TO SECTION 242 OF THE
GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

        Tranzyme, Inc., a Delaware corporation (the "Corporation"), hereby certifies as follows:

        The Board of Directors of the Corporation (the "Board"), pursuant to Section 242 of the Delaware General Corporations Law ("DGCL"), has duly adopted a resolution setting forth the following proposed amendment (the "Amendment") to the Company's certificate of incorporation as currently in effect (the "Certificate of Incorporation") and declaring such amendment advisable, and the stockholders of the Corporation have duly approved and adopted the Amendment at a special meeting of stockholders called and held upon notice in accordance with Section 222 and Section 242 of the DGCL.

        In order to effect such proposed amendment, ARTICLE IV of the Certificate of Incorporation is hereby amended, effective upon the "Effective Time" (as defined in the Certificate of Incorporation), by deleting the first two paragraphs of ARTICLE IV and inserting the following paragraph in lieu thereof:

        "The total number of shares of capital stock which the Corporation shall have authority to issue is one hundred five million (105,000,000), of which (i) one hundred million (100,000,000) shares shall be a class designated as common stock, par value $0.00001 per share (the "Common Stock"), and (ii) five million (5,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.00001 per share (the "Undesignated Preferred Stock")."

        IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this            day of                                    , 2013.

TRANZYME, INC.
By:
Vipin K. Garg, PhD
President and Chief Executive Officer

F-3

ANNEX G

CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
TRANZYME, INC.

PURSUANT TO SECTION 242 OF THE
GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

        Tranzyme, Inc., a Delaware corporation (the "Corporation"), hereby certifies as follows:

        The Board of Directors of the Corporation (the "Board"), pursuant to Section 242 of the Delaware General Corporations Law ("DGCL"), has duly adopted a resolution setting forth the following proposed amendment (the "Amendment") to the Company's certificate of incorporation as currently in effect (the "Certificate of Incorporation") and declaring such amendment advisable, and the stockholders of the Corporation have duly approved and adopted the Amendment at a special meeting of stockholders called and held upon notice in accordance with Section 222 and Section 242 of the DGCL.

        In order to effect such proposed amendment, ARTICLE I of the Certificate of Incorporation is hereby amended, effective upon the "Effective Time" (as defined in the Certificate of Incorporation), by deleting ARTICLE I in its entirety and inserting the following paragraph in lieu thereof:

        "The name of the Corporation is Ocera Therapeutics, Inc."

        IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this            day of                                    , 2013.

TRANZYME, INC.
By:
Vipin K. Garg, PhD
President and Chief Executive Officer

G-1

X Please mark your votes like this FOLD AND DETACH HERE AND READ THE REVERSE SIDE PROXY BY MAIL 5. To consider and vote upon an adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1, 2, 3 and 4. 1. To approve the issuance of Tranzyme, Inc.’s common stock pursuant to the Agreement and Plan of Merger and Reorganization, dated as of April 23, 2013, by and among Tranzyme, Inc., Terrapin Acquisition, Inc., a wholly owned subsidiary of Tranzyme, and Ocera Therapeutics, Inc., or Ocera. 3. To approve amendments to Tranzyme, Inc.’s certificate of incorporation to effect a reverse stock split of Tranzyme, Inc.’s common stock and related matters. 4. To approve an amendment to Tranzyme, Inc.’s certificate of incorporation to change the name of Tranzyme, Inc. to ‘‘Ocera Therapeutics, Inc.’’ The Board of Directors recommends a vote FOR proposals 1, 2, 3, 4 and 5: Signature Signature (Joint Owners) Date , 2013. This proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name(s) appear(s) hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: 2. To approve the issuance of approximately $20.0 million in shares of Tranzyme, Inc.’s common stock to existing investors in Ocera in a private investment in public equity, or PIPE, transaction pursuant to a securities purchase agreement dated as of April 23, 2013, by and among Tranzyme and the investors named therein. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN For address changes/comments, please check this box and write them on the back where indicated. Please indicate if you plan to attend this meeting YES NO TRANZYME, INC. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TRANZYME, INC. Special Meeting of Stockholders ., 2013 . AM EDT To be held at . THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS John H. Johnson, Anne VanLent and Jean-Paul Castaigne and each of them, as proxies, with full power of substitution in each of them, are hereby authorized to represent and to vote, as designated on the reverse side, on all proposals and in the discretion of the proxies on such other matters as may properly come before the special meeting of stockholders of Tranzyme, Inc. (the “Company”) to be held on ., 2013 or any adjournment(s), postponement(s), or other delay(s) thereof (the “Special Meeting”), all shares of common stock of the Company to which the undersigned is entitled to vote at the Special Meeting. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Special Meeting UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSALS NO. 1, 2, 3, 4 AND 5 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THE BOARD OF DIRECTORS HAS PROPOSED AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE PROPOSALS NO. 1, 2, 3, 4 AND 5. PLEASE SIGN, DATE AND MAIL THIS PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE (Continued, and to be marked, dated and signed, on the other side) FOLD AND DETACH HERE AND READ THE REVERSE SIDE PROXY Address Change / ____________________________________________________ Comments ____________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY